As filed with the SEC on January 8, 2009.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04556

TRANSAMERICA FUNDS
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2007 - October 31, 2008

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

Fund of Funds

Annual Report

October 31, 2008

www.transamericafunds.com

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future.  We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  Both equity and fixed-income markets have experienced extreme volatility and accelerating downward pricing pressure over the past twelve months as a credit crisis has had profound effects on the financial markets and has spilled over into the global economy.   Oil prices rose dramatically throughout the first seven months of 2008 and have fallen precipitously since then as the global economy has struggled and demand has declined.  The Federal Reserve has lowered the federal funds rate during the past twelve months from 4.25% in November 2007 to 1.00% at the end of October 2008 as it has sought to provide liquidity in a difficult market environment. The Treasury department has also been taking an active role in an effort to stabilize the markets, including the initiation of the Temporary Guarantee Program for Money Market Funds and the Troubled Assets Relief Program (TARP).  The job market continues to struggle, as non-farm payrolls have weakened and the unemployment rate has risen to over 6%.  In this environment, investors have flocked to money market instruments and Treasuries in a flight to quality.  Many funds have struggled to produce positive returns.  For the twelve months ending October 31, 2008, the Dow Jones Industrial Average returned -31.24%, the Standard & Poor’s 500 Index returned -36.10%, and the Barclays Capital US Aggregate Bond Index returned 0.30%.  Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs.  Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples, CFA
President & Chief Executive Officer	Vice President & Chief Investment Officer
Transamerica Funds	Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

The twelve-month period through October 31, 2008 was one of the most difficult periods in history for the financial markets. The housing-market decline and collapse in sub-prime mortgage bonds were already underway entering the period, and became worse as the year progressed. Investment banks, commercial banks, insurers, and other financial institutions recorded massive writedowns on the values of mortgage-related securities on their books. This required them to raise replacement capital to meet capital-reserve requirements, yet the usual sources of capital–other financial institutions–were dealing with shortfalls of their own. As a result of these developments, lending institutions were unable to provide the everyday lending and liquidity that keep the economy working. Banks even balked at lending to one another in the overnight markets, which they normally do as a matter of routine.

Even as global recession fears grew, prices for oil and other key commodities rose stubbornly through most of the year on expectations of insatiable demand from China, India, and other developing countries. Thus, inflation threatened to combine with slowing growth to produce the dreaded “stagflation” that characterized the 1970s. But commodity prices retreated in 2008’s third quarter as it became clear that the frozen credit markets, rising home foreclosures, and shrinking consumer demand signaled worldwide economic contraction–not an overheating world economy.

Sensing a financial system in jeopardy, the U.S. government took a number of steps intended to rescue the system. In March, the Treasury Department persuaded the collapsing Bear Stearns Companies Inc. to sell itself to JPMorgan Chase & Co., and the Federal Reserve Board opened up its short-term lending facilities to investment banks in an effort to alleviate the capital shortage. In July, the Federal Deposit Insurance Corporation took over failing mortgage-lender IndyMac Bancorp, Inc. But the activity did not hit fever pitch until September. In that month, federal regulators seized control of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation and took a controlling stake in insurance giant American International Group, Inc. Along with other market-greasing initiatives, the Treasury announced a $700 billion plan to buy troubled mortgage securities from financial institutions, removing the plummeting securities from the companies’ books. Also in September, Lehman Brothers Holdings Inc. (“Lehman Brothers”) filed for bankruptcy, Washington Mutual, Inc. was acquired by JPMorgan Chase, and Merrill Lynch & Co., Inc. sold itself to Bank of America Corporation. The Goldman Sachs Group, Inc. and Morgan Stanley by then the only remaining major stand-alone investment banks petitioned the government to convert to chartered banks. The government also brokered Wachovia Corporation’s sale to Wells Fargo & Company. On top of these activities, the Fed lowered its federal-funds rate seven times during the last twelve months, ultimately to 1.00%. By October, other governments around the world were taking a number of similar measures.

As the crisis unfolded, U.S. stocks plunged. From November 1, 2007 to October 31, 2008, the Standard and Poor’s 500 Composite Stock Index fell 36.10%. That was its largest twelve-month decline since the period from October 1973 to September 1974. The broader Dow Jones Wilshire 5000 Total Market Index (“DJ Wilshire 5000”) dropped 36.43%.

International equity markets fared worse than the U.S., in part due to a rise in the U.S. dollar relative to other currencies (which lowers foreign returns for U.S. investors). The broad Morgan Stanley Capital International Index fell 46.34% in dollar terms, and the Morgan Stanley Capital International Emerging Markets Index lost more than half its value, tumbling 56.22%.

In the fixed-income markets, only the highest-quality bonds–Treasuries and other government issues–managed to post gains. Because the primary bond-market benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index (“BCAB”), is predominantly made up of government-backed bonds, it stayed slightly in the black for the period with a 0.30% return. But with credit fears rampant, bonds with even a little credit exposure lost value. Even investment-grade corporate bonds were down 13.82% as measured by the Barclays Capital U.S. Corporate Aggregate Credit Investment Grade Index. High-yield bonds lost almost twice as much, and convertible bonds and emerging-markets debt notched big losses. The only safe asset classes truly were government bonds and cash. Yet not even all government bonds were safe: Treasury Inflation Protected Securities lost 4.11% for the period.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Asset Allocation-Conservative Portfolio Class A returned (23.86)%.  By comparison, its primary and secondary benchmarks, the BCAB and the DJ Wilshire 5000, returned 0.30% and (36.43)%, respectively.

STRATEGY REVIEW

This fund-of-funds’ portfolio is structured to provide a mix of approximately 35% equity and 65% fixed-income securities (including cash). Its equity exposure is intended to provide broadly diversified coverage of domestic and international equity markets, across a range of market capitalizations and investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also includes emerging markets, global real estate, and alternative strategies. The goal is to provide investors one-stop coverage of the financial markets, and the portfolio is more broadly diversified than most market indices or traditional conservative asset-allocation funds. Diversifying is a prudent way to invest for the long term because it’s not possible to predict which asset classes and investment styles will outperform in any given quarter or year. But diversification does not prevent losses in unusual short-term periods when virtually all asset classes and styles drop simultaneously.

We consider the managers of our underlying funds to be top-notch within their specialties, but against the backdrop of largely indiscriminant market losses, most of our portfolio holdings ended in the red. Throughout the period, the relative performance of the underlying funds sometimes changed significantly from one week to the next as the markets swung widely. It is thus not very illuminating to highlight, for example, which of our underlying U.S. stock funds were ahead of or

1

behind the other funds as of an arbitrary October 31 ending date. All of the domestic equity funds fell by more than 30%. Still, we can point to some of the higher-beta asset classes as being the most negative contributors. Naturally, the equity funds were the biggest decliners, and the international funds as a group were the worst among them. Several of the smaller-cap funds and the technology and real-estate sector funds were also hit hard.

The larger bond portfolio, meanwhile, posted losses of its own. The root cause of this past year’s market decline has been the credit crisis, and as noted, in that environment bonds with any credit sensitivity at all have suffered losses. Normally a predominantly investment-grade bond portfolio (such as ours) would tend to rise in value in times of stock-market volatility, but in this period only government bonds managed to avoid losses. Our portfolio owns government bonds, but also investment-grade corporate bonds, international bonds, high-yield bonds, convertibles, and emerging-markets debt. All of those asset classes fell in the period. Transamerica Convertible Securities and Transamerica High Yield Bond were the worst-hit bond holdings owing to their inherent equity sensitivity. Transamerica Loomis Sayles Bond simply had one of its rare bad years. On the opposite end, Transamerica PIMCO Total Return, our largest holding, softened its losses by emphasizing government-backed securities. The portfolio’s best-performing bond fund was Transamerica JPMorgan International Bond, but even it was slightly in the red. The only fund in the entire portfolio to post a positive return (other than Transamerica Money Market) was one of the four alternative-strategies funds: Transamerica BNY Mellon Market Neutral Strategy.

During the period, we made investments in three new underlying funds. Transamerica Schroders International Small Cap and Transamerica WMC Emerging Markets complement the existing international small-cap and emerging-markets holdings and add capacity in those asset classes. We also added a small position in Transamerica Science & Technology to help address a significant technology underweight.

The financial markets have endured historic volatility over the past twelve months, and as of this writing are still driven mostly by fear as investors struggle to digest the impact of a recessionary economy.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

2

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(23.86)%	1.67%	2.56%	3/1/02
Class A (POP)	(28.04)%	0.52%	1.69%	3/1/02
Barclays Capital Aggregate U.S. Bond Index(1)	0.30%	3.48%	4.27%	3/1/02
DJ Wilshire 5000(1)	(36.43)%	0.81%	0.86%	3/1/02

Class B (NAV)	(24.36)%	1.01%	1.89%	3/1/02
Class B (POP)	(27.98)%	0.84%	1.89%	3/1/02

Class C (NAV)	(24.30)%	1.03%	3.59%	11/11/02
Class C (POP)	(25.02)%	1.03%	3.59%	11/11/02

Class R (NAV)	(23.98)%	N/A	(4.50)%	6/15/06

NOTES

(1) The Barclays Capital Aggregate U.S. Bond Index and the Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The from inception calculation is based on the life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$781.02	0.63%	$2.82
Hypothetical (b)	1,000.00	1,021.97	0.63	3.20

Class B
Actual	1,000.00	778.76	1.24	5.54
Hypothetical (b)	1,000.00	1,018.90	1.24	6.29

Class C
Actual	1,000.00	778.56	1.22	5.45
Hypothetical (b)	1,000.00	1,019.00	1.22	6.19

Class R
Actual	1,000.00	779.87	0.85	3.80
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests.

4

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%) €
Bonds (47.5%)
Transamerica Convertible Securities	2,441,298	$17,553
Transamerica Flexible Income	1,399,946	10,150
Transamerica High Yield Bond	8,548,137	54,281
Transamerica JPMorgan International Bond	5,701,094	60,204
Transamerica PIMCO Total Return	13,040,139	124,924
Transamerica Short-Term Bond	5,357,290	49,716
Transamerica Van Kampen Emerging Markets Debt	3,571,490	28,500
Capital Preservation (1.2%)
Transamerica Money Market	9,000,939	9,001
Global/International Stocks (5.1%)
Transamerica AllianceBernstein International Value	760,984	5,030
Transamerica Evergreen International Small Cap	834,234	6,891
Transamerica Marsico International Growth	845,023	5,695
Transamerica Neuberger Berman International	872,228	5,190
Transamerica Oppenheimer Developing Markets	1,011,874	8,297
Transamerica Schroders International Small Cap ‡	597,509	3,477
Transamerica WMC Emerging Markets ‡	300,000	2,298
Inflation-Protected Securities (7.5%)
Transamerica PIMCO Real Return TIPS	5,904,454	54,380
Tactical and Specialty (16.0%)
Transamerica BlackRock Global Allocation	1,515,620	14,126
Transamerica BlackRock Natural Resources	837,723	6,794
Transamerica BNY Mellon Market Neutral Strategy	748,858	7,122
Transamerica Clarion Global Real Estate Securities	1,184,857	11,280
Transamerica Evergreen Health Care	856,015	7,636
Transamerica Federated Market Opportunity	894,835	7,660
Transamerica Loomis Sayles Bond	7,043,391	51,698
Transamerica Science & Technology	901,980	2,607
Transamerica UBS Dynamic Alpha	870,936	7,490
U.S. Stocks (22.7%)
Transamerica American Century Large Company Value	3,180,593	24,554
Transamerica Bjurman, Barry Micro Emerging Growth ‡	354,645	2,270
Transamerica BlackRock Large Cap Value	3,436,013	26,148
Transamerica Equity ‡	5,570,050	38,935
Transamerica Growth Opportunities ‡	507,040	3,417
Transamerica Jennison Growth	2,252,014	18,849
Transamerica JPMorgan Mid Cap Value	942,451	7,106
Transamerica Marsico Growth	347,321	3,223
Transamerica Oppenheimer Small- & Mid-Cap Value	652,291	4,109
Transamerica Small/Mid Cap Value	653,969	8,377
Transamerica Third Avenue Value	498,334	8,437
Transamerica UBS Large Cap Value	1,806,845	14,545
Transamerica Van Kampen Mid-Cap Growth	483,719	3,589
Transamerica Van Kampen Small Company Growth	236,206	1,746

Total Investment Securities (cost $885,006) #		$727,305

NOTES TO SCHEDULE OF INVESTMENTS:

€	The Fund invests its assets in Class I shares of the other series of the Transamerica Funds.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $887,418. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,409 and $161,522, respectively. Net unrealized depreciation for tax purposes is $160,113.

The notes to the financial statements are an integral part of this report.

5

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The twelve-month period through October 31, 2008 was one of the most difficult periods in history for the financial markets. The housing-market decline and collapse in sub-prime mortgage bonds were already underway entering the period, and became worse as the year progressed. Investment banks, commercial banks, insurers, and other financial institutions recorded massive writedowns on the values of mortgage-related securities on their books. This required them to raise replacement capital to meet capital-reserve requirements, yet the usual sources of capital–other financial institutions–were dealing with shortfalls of their own. As a result of these developments, lending institutions were unable to provide the everyday lending and liquidity that keep the economy working. Banks even balked at lending to one another in the overnight markets, which they normally do as a matter of routine.

Even as global recession fears grew, prices for oil and other key commodities rose stubbornly through most of the year on expectations of insatiable demand from China, India, and other developing countries. Thus, inflation threatened to combine with slowing growth to produce the dreaded “stagflation” that characterized the 1970s. But commodity prices retreated in 2008’s third quarter as it became clear that the frozen credit markets, rising home foreclosures, and shrinking consumer demand signaled worldwide economic contraction–not an overheating world economy.

Sensing a financial system in jeopardy, the U.S. government took a number of steps intended to rescue the system. In March, the Treasury Department persuaded the collapsing The Bear Stearns Companies Inc. to sell itself to JPMorgan Chase & Co., and the Federal Reserve Board opened up its short-term lending facilities to investment banks in an effort to alleviate the capital shortage. In July the Federal Deposit Insurance Corporation took over failing mortgage-lender IndyMac Bancorp, Inc. But the activity did not hit fever pitch until September. In that month, federal regulators seized control of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation and took a controlling stake in insurance giant American International Group, Inc. Along with other market-greasing initiatives, the Treasury announced a $700 billion plan to buy troubled mortgage securities from financial institutions, removing the plummeting securities from the companies’ books. Also in September, Lehman Brothers Holding Inc. (“Lehman Brothers”) filed for bankruptcy, Washington Mutual, Inc. was acquired by JPMorgan Chase, and Merrill Lynch & Co., Inc. sold itself to Bank of America Corporation. The Goldman Sachs Group, Inc. and Morgan Stanley, by then the only remaining major stand alone investment banks, petitioned the government to convert to chartered banks. The government also brokered Wachovia Corporation’s sale to Wells Fargo & Company. On top of these activities, the Fed lowered its federal-funds rate seven times during the last twelve months, ultimately to 1.00%. By October, other governments around the world were taking a number of similar measures.

As the crisis unfolded, U.S. stocks plunged. From November 1, 2007 to October 31, 2008, the Standard and Poor’s 500 Composite Stock Index fell 36.10%. That was its largest twelve-month decline since the period from October 1973 to September 1974. The broader Dow Jones Wilshire 5000 Total Market Index (“DJ Wilshire 5000”) dropped 36.43%.

International equity markets fared worse than the U.S., in part due to a rise in the U.S. dollar relative to other currencies (which lowers foreign returns for U.S. investors). The broad Morgan Stanley Capital International Index fell 46.34% in dollar terms, and the Morgan Stanley Capital International Emerging Markets Index lost more than half its value, tumbling 56.22%.

In the fixed-income markets, only the highest-quality bonds, Treasuries and other government issues, managed to post gains. Because the primary bond-market benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index (“BCAB”), is predominantly made up of government-backed bonds, it stayed slightly in the black for the period with a 0.30% return. But with credit fears rampant, bonds with even a little credit exposure lost value. Even investment-grade corporate bonds were down 13.82% as measured by the Barclays Capital U.S. Corporate Aggregate Credit Investment Grade Index. High-yield bonds lost almost twice as much, and convertible bonds and emerging-markets debt notched big losses. The only safe asset classes truly were government bonds and cash. Yet not even all government bonds were safe: Treasury Inflation Protected Securities lost 4.11% for the period.

PERFORMANCE

For the year ended October 31, 2008 Transamerica Asset Allocation-Growth Portfolio Class A returned (40.75)%. By comparison its benchmark, the DJ Wilshire 5000, returned (36.43)%.

STRATEGY REVIEW

This fund-of-funds’ portfolio is structured to provide broadly diversified coverage of domestic and international equity markets, across a range of market capitalizations and investment styles. The portfolio also includes emerging markets, global real estate, and alternative strategies. The goal is to provide investors one-stop coverage of the equity markets, and the portfolio is more broadly diversified than most market indices. Diversifying is a prudent way to invest for the long term because it is not possible to predict which investment styles will outperform in any given quarter or year. But diversification does not prevent losses in short-term periods when virtually all types of stocks drop simultaneously.

We consider the managers of our underlying funds to be top-notch within their specialties, but against the backdrop of largely indiscriminant market losses, most of our fund holdings ended deeply in the red. Throughout the period, the relative performance of the underlying funds sometimes changed significantly from one week to the next as the stock market swung widely (especially in October, when on a couple of occasions the S&P 500 moved more than 10% in a single day). It is thus not very illuminating to highlight, for example, which of our underlying U.S. stock funds were ahead of or behind the other funds as of an arbitrary October 31 ending date. Still, we can point to some of the higher-beta asset classes and styles as being the most negative contributors. For example, the international funds were among the biggest decliners; of the ten holdings with the steepest losses, six were international funds. Transamerica Marsico International Growth delivered the portfolio’s worst loss, while Transamerica AllianceBernstein International Value and Transamerica Neuberger Berman International were not far behind. Several of the smaller-cap funds were also hit hard, particularly Transamerica Bjurman, Barry Micro Emerging Growth and Transamerica Oppenheimer Small- & Mid-Cap Value. Two of the sector funds–Transamerica Clarion Global Real Estate Securities and Transamerica

6

Science & Technology–notched similar losses. Because all of these asset classes can be considered higher-risk areas, one could have expected them to fall more than the overall market. But even the more-defensive Transamerica Evergreen Health Care lost. Indeed, all of the domestic equity funds in the portfolio fell by more than 30%.

The four alternative-strategies funds all held up better than the broad market, but three of the four still posted declines. The only fund in the entire portfolio to record a positive return (other than Transamerica Money Market) was Transamerica BNY Mellon Market Neutral Strategy.

During the period we made investments in three new underlying funds, all in the international sleeve: Transamerica Thornburg International Value (“Thornburg”), Transamerica Schroders International Small Cap (“Schroders”) and Transamerica WMC Emerging Markets (“WMC”). Thornburg has an outstanding record in the large-cap core style. We added the fund primarily on the basis of the management skill, but the fund also fleshes out our large-cap style coverage. The Schroders and WMC funds add capacity within the international small-cap and emerging-markets areas, and at the same time stylistically complement the funds we already own in those asset classes.

The financial markets have endured historic volatility over the past twelve months, and as of this writing are still driven mostly by fear as investors struggle to digest the impact of a recessionary economy.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

7

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(40.75)%	0.77%	0.30%	3/1/02
Class A (POP)	(44.01)%	(0.36)%	(0.54)%	3/1/02
DJ Wilshire 5000(1)	(36.43)%	0.81%	0.86%	3/1/02

Class B (NAV)	(41.15)%	0.11%	(0.36)%	3/1/02
Class B (POP)	(44.00)%	(0.07)%	(0.36)%	3/1/02

Class C (NAV)	(41.08)%	0.18%	3.76%	11/11/02
Class C (POP)	(41.65)%	0.18%	3.76%	11/11/02

Class R (NAV)	(40.81)%	N/A	(9.93)%	6/15/06

NOTES

(1) The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The from inception calculation is based on the life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

8

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$663.42	0.67%	$2.80
Hypothetical (b)	1,000.00	1,021.77	0.67	3.40

Class B
Actual	1,000.00	660.80	1.32	5.51
Hypothetical (b)	1,000.00	1,018.50	1.32	6.70

Class C
Actual	1,000.00	661.56	1.27	5.30
Hypothetical (b)	1,000.00	1,018.75	1.27	6.44

Class R
Actual	1,000.00	662.67	0.85	3.55
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests.

9

SCHEDULE OF INVESTMENTS

At October 31, 2006

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.1%) €
Capital Preservation (0.2%)
Transamerica Money Market	2,867,962	$2,868
Global/International Stocks (16.5%)
Transamerica AllianceBernstein International Value	5,279,381	34,897
Transamerica Evergreen International Small Cap	4,278,022	35,336
Transamerica Marsico International Growth	7,805,215	52,607
Transamerica Neuberger Berman International	5,660,634	33,681
Transamerica Oppenheimer Developing Markets	8,980,208	73,638
Transamerica Schroders International Small Cap ‡	947,241	5,513
Transamerica Thornburg International Value ‡	157,000	1,253
Transamerica WMC Emerging Markets ‡	200,000	1,532
Tactical and Specialty (15.1%)
Transamerica BlackRock Global Allocation	5,070,496	47,257
Transamerica BlackRock Natural Resources	2,031,827	16,478
Transamerica BNY Mellon Market Neutral Strategy	2,127,236	20,230
Transamerica Clarion Global Real Estate Securities	6,885,871	65,553
Transamerica Evergreen Health Care	3,291,466	29,360
Transamerica Federated Market Opportunity	1,247,805	10,681
Transamerica Science & Technology	4,276,855	12,360
Transamerica UBS Dynamic Alpha	1,899,802	16,338
U.S. Stocks (68.3%)
Transamerica American Century Large Company Value	14,801,813	114,270
Transamerica Bjurman, Barry Micro Emerging Growth ‡	2,067,498	13,232
Transamerica BlackRock Large Cap Value	23,168,168	176,310
Transamerica Equity ‡	22,395,745	156,546
Transamerica Growth Opportunities ‡	4,182,937	28,193
Transamerica Jennison Growth	5,598,311	46,858
Transamerica JPMorgan Mid Cap Value	5,724,072	43,159
Transamerica Marsico Growth	11,335,113	105,190
Transamerica Oppenheimer Small- & Mid-Cap Value	2,561,846	16,140
Transamerica Small/Mid Cap Value	5,245,490	67,195
Transamerica Third Avenue Value	1,512,576	25,608
Transamerica UBS Large Cap Value	18,613,242	149,837
Transamerica Van Kampen Mid-Cap Growth	3,734,274	27,708
Transamerica Van Kampen Small Company Growth	2,221,898	16,420

Total Investment Securities (cost $1,937,705) #		$1,446,248

NOTES TO SCHEDULE OF INVESTMENTS:

€        The Fund invests its assets in Class I shares of the other series of the Transamerica Funds.

‡        Non-income producing security.

#                       Aggregate cost for federal income tax purposes is $1,946,325. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $6,097 and $506,174, respectively. Net unrealized depreciation for tax purposes is $500,077.

The notes to the financial statements are an integral part of this report.

10

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The twelve-month period through October 31, 2008 was one of the most difficult periods in history for the financial markets. The housing-market decline and collapse in sub-prime mortgage bonds were already underway entering the period, and became worse as the year progressed. Investment banks, commercial banks, insurers, and other financial institutions recorded massive writedowns on the values of mortgage-related securities on their books. This required them to raise replacement capital to meet capital-reserve requirements, yet the usual sources of capital–other financial institutions–were dealing with shortfalls of their own. As a result of these developments, lending institutions were unable to provide the everyday lending and liquidity that keep the economy working. Banks even balked at lending to one another in the overnight markets, which they normally do as a matter of routine.

Even as global recession fears grew, prices for oil and other key commodities rose stubbornly through most of the year on expectations of insatiable demand from China, India, and other developing countries. Thus, inflation threatened to combine with slowing growth to produce the dreaded “stagflation” that characterized the 1970s. But commodity prices retreated in 2008’s third quarter as it became clear that the frozen credit markets, rising home foreclosures, and shrinking consumer demand signaled worldwide economic contraction–not an overheating world economy.

Sensing a financial system in jeopardy, the U.S. government took a number of steps intended to rescue the system. In March, the Treasury Department persuaded the collapsing The Bear Stearns Companies Inc. to sell itself to JPMorgan Chase & Co., and the Federal Reserve Board opened up its short-term lending facilities to investment banks in an effort to alleviate the capital shortage. In July the Federal Deposit Insurance Corporation took over failing mortgage-lender IndyMac Bancorp, Inc. But the activity did not hit fever pitch until September. In that month, federal regulators seized control of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation and took a controlling stake in insurance giant American International Group, Inc. Along with other market-greasing initiatives, the Treasury announced a $700 billion plan to buy troubled mortgage securities from financial institutions, removing the plummeting securities from the companies’ books. Also in September, Lehman Brothers Holdings Inc. (“Lehman Brothers”) filed for bankruptcy, Washington Mutual, Inc. was acquired by JPMorgan Chase, and Merrill Lynch & Co., Inc. sold itself to Bank of America Corporation. The Goldman Sachs Group, Inc. and Morgan Stanley by then the only remaining major stand-alone investment banks, petitioned the government to convert to chartered banks. The government also brokered Wachovia Corporation’s sale to Wells Fargo & Company. On top of these activities, the Fed lowered its federal-funds rate seven times during the last twelve months, ultimately to 1.00%. By October, other governments around the world were taking a number of similar measures.

As the crisis unfolded, U.S. stocks plunged. From November 1, 2007 to October 31, 2008, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) fell 36.10%. That was its largest twelve-month decline since the period from October 1973 to September 1974. The broader Dow Jones Wilshire 5000 Total Market Index (“DJ Wilshire 5000”) dropped 36.43%. International equity markets fared worse than the U.S., in part due to a rise in the U.S. dollar relative to other currencies (which lowers foreign returns for U.S. investors). The broad Morgan Stanley Capital International-EAFE Index fell 46.34% in dollar terms, and the Morgan Stanley Capital International Emerging Markets Index lost more than half its value, tumbling 56.22%.

In the fixed-income markets, only the highest-quality bonds, Treasuries and other government issues, managed to post gains. Because the primary bond-market benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index (“BCAB”), is predominantly made up of government-backed bonds, it stayed slightly in the black for the period with a 0.30% return. But with credit fears rampant, bonds with even a little credit exposure lost value. Even investment-grade corporate bonds were down 13.82% as measured by the Barclays Capital U.S. Aggregate Credit Corporate Investment Grade Index. High-yield bonds lost almost twice as much, and convertible bonds and emerging-markets debt notched big losses. The only safe asset classes truly were government bonds and cash. Yet not even all government bonds were safe: Treasury Inflation Protected Securities lost 4.11% for the period.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Asset Allocation-Moderate Growth Portfolio Class A returned (34.01)%. By comparison, its primary and secondary benchmarks, the DJ Wilshire 5000 and the BCAB, returned (36.43)% and 0.30%, respectively.

STRATEGY REVIEW

This fund-of-funds’ portfolio is structured to provide a mix of approximately 70% equity and 30% fixed-income securities (including cash). Its equity exposure is intended to provide broadly diversified coverage of domestic and international equity markets, across a range of market capitalizations and investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also includes emerging markets, global real estate, and alternative strategies. The goal is to provide investors one-stop coverage of the financial markets, and the portfolio is more broadly diversified than most market indices or traditional balanced funds. Diversifying is a prudent way to invest for the long term because it is not possible to predict which asset classes and investment styles will outperform in any given quarter or year. But diversification does not prevent losses in unusual short-term periods when virtually all asset classes and styles drop simultaneously.

We consider the managers of our underlying funds to be top-notch within their specialties, but against the backdrop of largely indiscriminant market losses, most of our fund holdings ended deeply in the red. Throughout the period, the relative performance of the underlying funds sometimes changed significantly from one week to the next as the stock market swung widely (especially in October, when on a couple of occasions the S&P 500 moved more than 10% in a single day). It is thus not very illuminating to highlight, for example, which of our underlying U.S. stock funds were ahead of or behind the other funds as of an arbitrary October 31 ending date. Still, we can point to some of the higher-beta asset classes as being the most negative contributors. For example, the international funds were among the biggest decliners; of the ten holdings with the steepest losses, six were international funds. Several of the smaller-cap funds and the technology and real-estate sector

11

funds were also hit hard. But all of the domestic equity funds fell by more than 30%.

The bond portfolio, meanwhile, was hindered in its normal role of offsetting equity portfolio losses. The root cause of this past year’s market decline has been the credit crisis, and as noted, in that environment bonds with any credit sensitivity at all have suffered losses. Normally a predominantly investment-grade bond portfolio (such as ours) would tend to rise in value in times of stock-market volatility, but in this period only government bonds managed to avoid losses. Our portfolio owns government bonds, but also investment-grade corporate bonds, international bonds, high-yield bonds, convertibles, and emerging-markets debt. All of those asset classes fell in the period. In addition, Transamerica Loomis Sayles Bond, which is one of our larger bond holdings, had one of its rare bad years.

The four alternative-strategies funds, however, held up decently relative to the stock market. Indeed, Transamerica BNY Mellon Market Neutral Strategy was the only fund in the portfolio to post a positive return (other than Transamerica Money Market).

During the period we made investments in three new underlying funds, all in the international sleeve: Transamerica Thornburg International Value (“Thornburg”), Transamerica Schroders International Small Cap (“Schroders”) and Transamerica WMC Emerging Markets (“WMC”). Thornburg has an outstanding record in the large-cap core style. We added the fund primarily on the basis of the management skill, but the fund also fleshes out our large-cap style coverage. The Schroders and WMC funds add capacity within the international small-cap and emerging-markets areas, and at the same time stylistically complement the funds we already own in those asset classes.

The financial markets have endured historic volatility over the past twelve months, and as of this writing are still driven mostly by fear as investors struggle to digest the impact of a recessionary economy.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

12

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(34.01)%	1.41%	1.35%	3/1/02
Class A (POP)	(37.65)%	0.27%	0.50%	3/1/02
DJ Wilshire 5000(1)	(36.43)%	0.81%	0.86%	3/1/02
Barclays Capital Aggregate U.S. Bond Index(1)	0.30%	3.48%	4.27%	3/1/02

Class B (NAV)	(34.44)%	0.72%	0.68%	3/1/02
Class B (POP)	(37.60)%	0.54%	0.68%	3/1/02

Class C (NAV)	(34.44)%	0.77%	3.97%	11/11/02
Class C (POP)	(35.07)%	0.77%	3.97%	11/11/02

Class R (NAV)	(34.08)%	N/A	(7.44)%	6/15/06

NOTES

(1) The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and the Barclays Capital Aggregate U.S. Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The from inception calculation is based on the life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

13

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$712.07	0.62%	$2.67
Hypothetical (b)	1,000.00	1,022.02	0.62	3.15

Class B
Actual	1,000.00	709.73	1.29	5.54
Hypothetical (b)	1,000.00	1,018.65	1.29	6.55

Class C
Actual	1,000.00	710.05	1.25	5.37
Hypothetical (b)	1,000.00	1,018.85	1.25	6.34

Class R
Actual	1,000.00	712.18	0.77	3.31
Hypothetical (b)	1,000.00	1,021.27	0.77	3.91

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests.

14

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amount except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%) €
Bonds (23.2%)
Transamerica Convertible Securities	5,172,467	$37,190
Transamerica Flexible Income	5,010,350	36,325
Transamerica High Yield Bond	15,666,694	99,484
Transamerica JPMorgan International Bond	10,566,918	111,587
Transamerica PIMCO Total Return	22,558,761	216,113
Transamerica Short-Term Bond	9,228,222	85,638
Transamerica Van Kampen Emerging Markets Debt	6,577,125	52,485
Capital Preservation (0.1%)
Transamerica Money Market	2,613,893	2,614
Global/International Stocks (10.6%)
Transamerica AllianceBernstein International Value	6,240,993	41,253
Transamerica Evergreen International Small Cap	9,703,288	80,149
Transamerica Marsico International Growth	6,853,649	46,194
Transamerica Neuberger Berman International	11,634,061	69,223
Transamerica Oppenheimer Developing Markets	4,243,465	34,796
Transamerica Schroders International Small Cap ‡	1,201,207	6,991
Transamerica Thornburg International Value ‡	628,000	5,011
Transamerica WMC Emerging Markets ‡	1,200,000	9,192
Inflation-Protected Securities (3.7%)
Transamerica PIMCO Real Return TIPS	10,934,866	100,710
Tactical and Specialty (14.6%)
Transamerica BlackRock Global Allocation	7,462,464	69,550
Transamerica BlackRock Natural Resources	3,538,794	28,700
Transamerica BNY Mellon Market Neutral Strategy	3,535,152	33,619
Transamerica Clarion Global Real Estate Securities	9,466,661	90,123
Transamerica Evergreen Health Care	2,149,204	19,171
Transamerica Federated Market Opportunity	2,255,220	19,305
Transamerica Loomis Sayles Bond	7,013,758	51,481
Transamerica Science & Technology	7,721,758	22,316
Transamerica UBS Dynamic Alpha	7,706,353	66,275
U.S. Stocks (47.8%)
Transamerica American Century Large Company Value	27,397,594	211,509
Transamerica Bjurman, Barry Micro Emerging Growth ‡	2,091,636	13,386
Transamerica BlackRock Large Cap Value	21,385,944	162,747
Transamerica Equity ‡	28,558,068	199,621
Transamerica Growth Opportunities ‡	6,152,367	41,467
Transamerica Jennison Growth	9,741,704	81,538
Transamerica JPMorgan Mid Cap Value	10,937,930	82,472
Transamerica Legg Mason Partners Investors Value	4,458,655	28,357
Transamerica Marsico Growth	19,060,815	176,884
Transamerica Oppenheimer Small- & Mid-Cap Value	4,891,019	30,813
Transamerica Small/Mid Cap Value	4,899,919	62,768
Transamerica Third Avenue Value	2,924,789	49,517
Transamerica UBS Large Cap Value	16,582,627	133,490
Transamerica Van Kampen Mid-Cap Growth	4,177,924	31,000
Transamerica Van Kampen Small Company Growth	1,098,913	8,121

Total Investment Securities (cost $3,496,348) #		$2,749,185

NOTES TO SCHEDULE OF INVESTMENTS:

€	The Fund invests its assets in Class I shares of the other series of the Transamerica Funds.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $3,511,007. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,323 and $765,145, respectively. Net unrealized depreciation for tax purposes is $761,822.

The notes to financial statements are an integral part of this report.

15

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

The twelve-month period through October 31, 2008, was one of the most difficult periods in history for the financial markets. The housing-market decline and collapse in sub-prime mortgage bonds were already underway entering the period, and became worse as the year progressed. Investment banks, commercial banks, insurers, and other financial institutions recorded massive writedowns on the values of mortgage-related securities on their books. This required them to raise replacement capital to meet capital-reserve requirements, yet the usual sources of capital—other financial institutions—were dealing with shortfalls of their own. As a result of these developments, lending institutions were unable to provide the everyday lending and liquidity that keep the economy working. Banks even balked at lending to one another in the overnight markets, which they normally do as a matter of routine.

Even as global recession fears grew, prices for oil and other key commodities rose stubbornly through most of the year on expectations of insatiable demand from China, India, and other developing countries. Thus, inflation threatened to combine with slowing growth to produce the dreaded “stagflation” that characterized the 1970s. But commodity prices retreated in 2008’s third quarter as it became clear that the frozen credit markets, rising home foreclosures, and shrinking consumer demand signaled worldwide economic contraction—not an overheating world economy.

Sensing a financial system in jeopardy, the U.S. government took a number of steps intended to rescue the system. In March, the Treasury Department persuaded the collapsing The Bear Stearns Companies Inc. to sell itself to JPMorgan Chase & Co., and the Federal Reserve Board opened up its short-term lending facilities to investment banks in an effort to alleviate the capital shortage. In July the Federal Deposit Insurance Corporation took over failing mortgage-lender IndyMac Bancorp, Inc. But the activity did not hit fever pitch until September. In that month, federal regulators seized control of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation and took a controlling stake in insurance giant American International Group, Inc. Along with other market-greasing initiatives, the Treasury announced a $700 billion plan to buy troubled mortgage securities from financial institutions, removing the plummeting securities from the companies’ books. Also in September, Lehman Brothers Holdings Inc. (“Lehman Brothers”) filed for bankruptcy, Washington Mutual, Inc. was acquired by JPMorgan Chase, and Merrill Lynch & Co., Inc. sold itself to Bank of America Corporation. The Goldman Sachs Group, Inc. and Morgan Stanley, by then the only remaining major stand-alone investment banks, petitioned the government to convert to chartered banks. The government also brokered Wachovia Corporation’s sale to Wells Fargo & Company. On top of these activities, the Fed lowered its federal-funds rate seven times during the last twelve months, ultimately to 1.00%. By October, other governments around the world were taking a number of similar measures.

As the crisis unfolded, U.S. stocks plunged. From November 1, 2007 to October 31, 2008, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) fell 36.10%. That was its largest twelve-month decline since the period from October 1973 to September 1974. The broader Dow Jones Wilshire 5000 Total Market Index (“DJ Wilshire 500”) dropped 36.43%. International equity markets fared worse than the U.S., in part due to a rise in the U.S. dollar relative to other currencies (which lowers foreign returns for U.S. investors). The broad Morgan Stanley Capital International-EAFE Index fell 46.34% in dollar terms, and the Morgan Stanley Capital International Emerging Markets Index lost more than half its value, tumbling 56.22%.

In the fixed-income markets, only the highest-quality bonds—Treasuries and other government issues, managed to post gains. Because the primary bond-market benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index (“BCAB”), is predominantly made up of government-backed bonds, it stayed slightly in the black for the period with a 0.30% return. But with credit fears rampant, bonds with even a little credit exposure lost value. Even investment-grade corporate bonds were down 13.82% as measured by the Barclays Capital U.S. Corporate Aggregate Credit Investment Grade Index. High-yield bonds lost almost twice as much, and convertible bonds and emerging-markets debt notched big losses. The only safe asset classes truly were government bonds and cash. Yet not even all government bonds were safe: Treasury Inflation Protected Securities lost 4.11% for the period.

PERFORMANCE

For the year ended October 31, 2008 Transamerica Asset Allocation-Moderate Portfolio Class A returned (28.41)%. By comparison, its primary and secondary benchmarks, the DJ Wilshire 5000 and the BCAB, returned (36.43)% and 0.30%, respectively.

STRATEGY REVIEW

This fund-of-funds’ portfolio is structured to provide a mix of approximately 50% equity and 50% fixed-income securities (including cash). Its equity exposure is intended to provide broadly diversified coverage of domestic and international equity markets, across a range of market capitalizations and investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also includes emerging markets, global real estate, and alternative strategies. The goal is to provide investors one-stop coverage of the financial markets, and the portfolio is more broadly diversified than most market indices or traditional balanced funds. Diversifying is a prudent way to invest for the long term because it is not possible to predict which asset classes and investment styles will outperform in any given quarter or year. But diversification does not prevent losses in unusual short-term periods when virtually all asset classes and styles drop simultaneously.

We consider the managers of our underlying funds to be top-notch within their specialties, but against the backdrop of largely indiscriminant market losses, most of our fund holdings ended deeply in the red. Throughout the period, the relative performance of the underlying funds sometimes changed significantly from one week to the next as the stock market swung widely (especially in October, when on a couple of occasions the S&P 500 moved more than 10% in a single day). It is thus not very illuminating to highlight, for example, which of our underlying U.S. stock funds were ahead of or behind the other funds as of an arbitrary October 31 ending date. Still, we can point to some of the higher-beta asset classes as being the most negative contributors. For example, the international funds were among the biggest decliners, with Transamerica Marsico

16

International Growth’s loss being the steepest in the portfolio. Several of the smaller-cap funds and the technology and real-estate sector funds were also hit hard. But all of the domestic equity funds fell by more than 30%.

The bond portfolio, meanwhile, was hindered in its normal role of offsetting equity portfolio losses. The root cause of this past year’s market decline has been the credit crisis, and as noted, in that environment bonds with any credit sensitivity at all have suffered losses. Normally a predominantly investment-grade bond portfolio (such as ours) would tend to rise in value in times of stock-market volatility, but in this period only government bonds managed to avoid losses. Our portfolio owns government bonds, but also investment-grade corporate bonds, international bonds, high-yield bonds, convertibles, and emerging-markets debt. All of those asset classes fell in the period. In addition, Transamerica Loomis Sayles Bond, which is one of our larger bond holdings, had one of its rare bad years.

The four alternative-strategies funds, however, held up decently relative to the stock market. Indeed, Transamerica BNY Mellon Market Neutral Strategy was the only fund in the portfolio to post a positive return (other than Transamerica Money Market).

During the period we made investments in two new underlying funds, Transamerica Schroders International Small Cap and Transamerica WMC Emerging Markets. These complement the existing Transamerica Evergreen International Small Cap and Transamerica Oppenheimer Developing Markets funds. Both of the new funds were added to provide more capacity in their asset classes and to improve overall diversification in the international sleeve.

The financial markets have endured historic volatility over the past twelve months, and as of this writing are still driven mostly by fear as investors struggle to digest the impact of a recessionary economy.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

17

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(28.41)%	1.77%	2.08%	3/1/02
Class A (POP)	(32.36)%	0.61%	1.22%	3/1/02
DJ Wilshire 5000(1)	(36.43)%	0.81%	0.86%	3/1/02
Barclays Capital Aggregate U.S. Bond Index(1)	0.30%	3.48%	4.27%	3/1/02

Class B (NAV)	(28.87)%	1.10%	1.42%	3/1/02
Class B (POP)	(32.26)%	0.93%	1.42%	3/1/02

Class C (NAV)	(28.87)%	1.14%	3.99%	11/11/02
Class C (POP)	(29.55)%	1.14%	3.99%	11/11/02

Class R (NAV)	(28.57)%	N/A	(5.67)%	6/15/06

NOTES

(1) The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and the Barclays Capital Aggregate U.S. Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The from inception calculation is based on the life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

18

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$752.83	0.61%	$2.69
Hypothetical (b)	1,000.00	1,022.07	0.61	3.10

Class B
Actual	1,000.00	750.41	1.26	5.54
Hypothetical (b)	1,000.00	1,018.80	1.26	6.39

Class C
Actual	1,000.00	750.62	1.22	5.37
Hypothetical (b)	1,000.00	1,019.00	1.22	6.19

Class R
Actual	1,000.00	751.42	0.91	4.01
Hypothetical (b)	1,000.00	1,020.56	0.91	4.62

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests.

19

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%) €
Bonds (36.4%)
Transamerica Convertible Securities	5,013,646	$36,047
Transamerica Flexible Income	2,397,514	17,382
Transamerica High Yield Bond	13,052,378	82,883
Transamerica JPMorgan International Bond	12,285,351	129,733
Transamerica PIMCO Total Return	21,692,634	207,815
Transamerica Short-Term Bond	8,819,597	81,846
Transamerica Van Kampen Emerging Markets Debt	5,388,220	42,998
Capital Preservation (0.1%)
Transamerica Money Market	2,425,196	2,425
Global/International Stocks (6.8%)
Transamerica AllianceBernstein International Value	2,586,329	17,096
Transamerica Evergreen International Small Cap	2,230,796	18,426
Transamerica Marsico International Growth	1,495,465	10,079
Transamerica Neuberger Berman International	3,871,335	23,035
Transamerica Oppenheimer Developing Markets	1,803,530	14,789
Transamerica Schroders International Small Cap ‡	2,342,662	13,634
Transamerica WMC Emerging Markets ‡	2,000,000	15,320
Inflation-Protected Securities (6.3%)
Transamerica PIMCO Real Return TIPS	11,337,376	104,417
Tactical and Specialty (17.0%)
Transamerica BlackRock Global Allocation	3,528,709	32,888
Transamerica BlackRock Natural Resources	1,356,200	10,999
Transamerica BNY Mellon Market Neutral Strategy	2,577,181	24,509
Transamerica Clarion Global Real Estate Securities	3,833,411	36,494
Transamerica Evergreen Health Care	1,710,055	15,254
Transamerica Federated Market Opportunity	1,824,775	15,620
Transamerica Loomis Sayles Bond	13,749,800	100,924
Transamerica Science & Technology	2,971,765	8,588
Transamerica UBS Dynamic Alpha	3,941,584	33,898
U.S. Stocks (33.4%)
Transamerica American Century Large Company Value	9,080,262	70,100
Transamerica Bjurman, Barry Micro Emerging Growth ‡	153,189	980
Transamerica BlackRock Large Cap Value	12,261,005	93,306
Transamerica Equity ‡	14,701,176	102,761
Transamerica Growth Opportunities ‡	1,893,112	12,760
Transamerica Jennison Growth	4,315,795	36,123
Transamerica JPMorgan Mid Cap Value	1,995,298	15,045
Transamerica Legg Mason Partners Investors Value	14,658	93
Transamerica Marsico Growth	6,135,109	56,934
Transamerica Oppenheimer Small- & Mid-Cap Value	1,350,083	8,506
Transamerica Small/Mid Cap Value	5,104,380	65,387
Transamerica Third Avenue Value	522,496	8,846
Transamerica UBS Large Cap Value	8,293,817	66,765
Transamerica Van Kampen Mid-Cap Growth	1,131,563	8,396
Transamerica Van Kampen Small Company Growth	558,896	4,130

Total Investment Securities (cost $2,003,532) #		$1,647,231

NOTES TO SCHEDULE OF INVESTMENTS:

€	The Fund invests its assets in Class I shares of the other series of the Transamerica Funds.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $2,012,432. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $4,564 and $369,765, respectively. Net unrealized depreciation for tax purposes is $365,201.

The notes to the financial statements are an Integral part of this report.

20

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

MARKET ENVIRONMENT

The twelve-month period through October 31, 2008 was one of the most difficult periods in history for the financial markets. The housing-market decline and collapse in sub-prime mortgage bonds were already underway entering the period, and became worse as the year progressed. Investment banks, commercial banks, insurers, and other financial institutions recorded massive writedowns on the values of mortgage-related securities on their books. This required them to raise replacement capital to meet capital-reserve requirements, yet the usual sources of capital–other financial institutions–were dealing with shortfalls of their own. As a result of these developments, lending institutions were unable to provide the everyday lending and liquidity that keep the economy working. Banks even balked at lending to one another in the overnight markets, which they normally do as a matter of routine.

Even as global recession fears grew, prices for oil and other key commodities rose stubbornly through most of the year on expectations of insatiable demand from China, India, and other developing countries. Thus, inflation threatened to combine with slowing growth to produce the dreaded “stagflation” that characterized the 1970s. But commodity prices retreated in 2008’s third quarter as it became clear that the frozen credit markets, rising home foreclosures, and shrinking consumer demand signaled worldwide economic contraction–not an overheating world economy.

Sensing a financial system in jeopardy, the U.S. government took a number of steps intended to rescue the system. In March, the Treasury Department persuaded the collapsing The Bear Stearns Companies Inc. to sell itself to JPMorgan Chase & Co., and the Federal Reserve Board opened up its short-term lending facilities to investment banks in an effort to alleviate the capital shortage. In July the Federal Deposit Insurance Corporation took over failing mortgage-lender IndyMac Bancorp, Inc. But the activity did not hit fever pitch until September. In that month, federal regulators seized control of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation and took a controlling stake in insurance giant American International Group, Inc. Along with other market-greasing initiatives, the Treasury announced a $700 billion plan to buy troubled mortgage securities from financial institutions, removing the plummeting securities from the companies’ books. Also in September, Lehman Brothers Holdings Inc. (“Lehman Brothers”) filed for bankruptcy, Washington Mutual, Inc. was acquired by JPMorgan Chase, and Merrill Lynch & Co., Inc. sold itself to Bank of America Corporation. The Goldman Sachs Group, Inc. and Morgan Stanley, by then the only remaining major stand-alone investment banks, petitioned the government to convert to chartered banks. The government also brokered Wachovia Corporation’s sale to Wells Fargo & Company. On top of these activities, the Fed lowered its federal-funds rate seven times during the last twelve months, ultimately to 1.00%. By October, other governments around the world were taking a number of similar measures.

As the crisis unfolded, U.S. stocks plunged. From November 1, 2007 to October 31, 2008, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) fell 36.10%. That was its largest twelve-month decline since the period from October 1973 to September 1974. The broader Dow Jones Wilshire 5000 Total Market Index (“DJ Wilshire 5000”) dropped 36.43%. International equity markets fared worse than the U.S., in part due to a rise in the U.S. dollar relative to other currencies (which lowers foreign returns for U.S. investors). The broad Morgan Stanley Capital International-EAFE Index  fell 46.34% in dollar terms, and the Morgan Stanley Capital International Emerging Markets Index lost more than half its value, tumbling 56.22%.

In the fixed-income markets, only the highest-quality bonds, Treasuries and other government issues, managed to post gains. Because the primary bond-market benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index (“BCAB”), is predominantly made up of government-backed bonds, it stayed slightly in the black for the period with a 0.30% return. But with credit fears rampant, bonds with even a little credit exposure lost value. Even investment-grade corporate bonds were down 13.82% as measured by the Barclays Capital U.S. Aggregate Credit Corporate Investment Grade Index. High-yield bonds lost almost twice as much, and convertible bonds and emerging-markets debt notched big losses. The only safe asset classes truly were government bonds and cash. Yet not even all government bonds were safe: Treasury Inflation Protected Securities lost 4.11% for the period.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Multi-Manager Alternative Strategies Portfolio Class A returned (21.08)%.  By comparison, its benchmark, the Merrill Lynch 3-Month Treasury Bill + 3% Wrap, returned 5.84%.

STRATEGY REVIEW

There is no denying that performance, in absolute terms, was disappointing. A loss of more than 20% hurts no matter what the extenuating circumstances might be. We considered it extremely unlikely that a portfolio constructed as this one is would suffer losses of that magnitude, yet suffer it did.

That said, given the epic proportions of the crisis in which we find ourselves, we think we are not offering cheap consolation when we say that losing 20 cents on the dollar really is not catastrophic. Our losses were actually a little below those of an average hedge fund — the Morningstar 1000 Hedge Fund Index lost 22.45% in the past 12 months – and the portfolio behaved pretty much as expected: volatility stayed much closer to bonds than to stocks, and returns were about halfway between the two.

Last time we wrote this letter, we commented that the absolute-return segment of the portfolio was the weakest performer relative to the rest of the portfolio. The reverse was the case in the past twelve months. The 40% weight we target for these strategies performed, relatively speaking, the best. Transamerica BNY Mellon Market Neutral Strategy posted a gain, proving itself to be a true market-neutral offering. Transamerica UBS Dynamic Alpha and Transamerica Federated Market Opportunity posted losses, but nowhere nearly as deep and dramatic as those of the stock and the riskier parts of the credit markets. Fixed income exposure was half good, half bad. Transamerica JPMorgan International Bond was basically flat. The portfolio concentrates its holdings among the most highly-rated sovereigns and did not yield to the temptation to seek yield among corporate and emerging-markets debt, so it did not get hurt much by the credit debacle. The recent strength of the dollar ate away its gains, but overall, the portfolio did well compared to both the foreign bond markets and its Morningstar category peers. Things were dramatically

21

different with Transamerica Loomis Sayles Bond (“Loomis”). Loomis has always embraced yield and risk, relying on their expertise in analyzing credit. This time, however, they grievously underestimated the severity of the crisis. The portfolio had exposure to credit risk, including companies which were conventionally deemed “too big to fail”. Instead, many of these firms faced existential threats that some of them did not survive. The Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Lehman Brothers Brothers were among the Loomis holdings that did not make it, and the fund’s unprecedented 23.56% loss was the grim consequence. Then there was the equity exposure, whose traditionally less-correlated nature failed to assert itself. In a crisis of this magnitude all correlations move towards one, and this is exactly what happened. Natural resources and real estate got crushed, and so did emerging markets and international small caps. All of the funds in the equity share of the portfolio lost in excess of 40%. Since we are not tactical managers, we typically do not adjust our long-term target exposures in reaction to market developments. We did, however, decide not to fight the markets and let the equity sleeve of the portfolio contract to just over 20%, down from its target of 28%. We will be looking to reverse that whenever we see signs of stabilization in the world’s capital markets.

Jon Hale, Ph.D., CFA

Michael Stout, CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

22

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date

Class A (NAV)	(21.08)%	(8.39)%	12/28/06
Class A (POP)	(25.44)%	(11.15)%	12/28/06
Merrill Lynch 3 Month Treasury Bill (1)	5.84%	6.95%	12/28/06

Class C (NAV)	(21.52)%	(8.95)%	12/28/06
Class C (POP)	(22.29)%	(8.95)%	12/28/06

NOTES

(1) The Merrill Lynch 3 Month Treasury Bill +3% Wrap (Merrill Lynch 3 Month Treasury Bill) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The from inception calculation is based on the life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

23

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$793.50	0.80%	$3.61
Hypothetical (b)	1,000.00	1,021.11	0.80	4.06

Class C
Actual	1,000.00	791.35	1.50	6.75
Hypothetical (b)	1,000.00	1,017.60	1.50	7.61

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests.

24

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.9%) €
Bonds (14.0%)
Transamerica JPMorgan International Bond	2,488,004	$26,273
Capital Preservation (6.5%)
Transamerica Money Market	12,159,418	12,159
Global/International Stocks (5.3%)
Transamerica Evergreen International Small Cap	184,490	1,524
Transamerica Oppenheimer Developing Markets	477,696	3,917
Transamerica Schroders International Small Cap ‡	777,559	4,525
Tactical and Specialty (71.4%)
Transamerica BlackRock Global Allocation	1,103,900	10,288
Transamerica BlackRock Natural Resources	1,620,168	13,140
Transamerica BNY Mellon Market Neutral Strategy	2,326,884	22,129
Transamerica Clarion Global Real Estate Securities	1,383,478	13,171
Transamerica Federated Market Opportunity	2,410,169	20,631
Transamerica Loomis Sayles Bond	4,302,830	31,583
Transamerica UBS Dynamic Alpha	2,625,000	22,575
U.S. Stocks (2.7%)
Transamerica Bjurman, Barry Micro Emerging Growth ‡	799,603	5,118

Total Investment Securities (cost $233,543) #		$187,033

NOTES TO SCHEDULE OF INVESTMENTS:

€	The Fund invests its assets in Class I shares of the other series of the Transamerica Funds.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $233,841. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $0 and $46,808, respectively. Net unrealized depreciation for tax purposes is $46,808.

The notes to the financial statements are an integral part of this report.

25

Transamerica Multi-Manager International Portfolio

(unaudited)

MARKET ENVIRONMENT

Over the twelve-month period ending October 31, 2008 international markets suffered through one of the most difficult periods in their history. The decline of the U.S. housing market and collapse of sub-prime mortgage bonds, already underway entering the period, worsened during 2008, prompting a series of spectacular failures in the U.S. financial system that hit fever pitch in September. International markets faced mounting concerns over a global economic slowdown even as prices for oil and other key commodities rose stubbornly through most of the period on expectations of continued demand growth in China, India, and other developing countries. Fears over the reappearance of the “stagflation” that characterized the 1970s, however, abated by late summer as it became clear that frozen credit markets, continued home foreclosures, rising unemployment, and shrinking consumer demand signaled not only reduced inflation, but also the onset of a significant global recession.

International equities fared even worse than U.S. stocks during the period.  The Morgan Stanley Capital International World ex-U.S. Index (“MSCIW ex USA”) fell 40.49% in local-currency terms, with the weakness spread more or less evenly around the globe. The U.S. dollar strengthened against foreign currencies, which were hurt by inflation fears during the summer, and this only worsened international equity returns for U.S.-based investors. In dollar terms, the MSCIW ex USA fell 46.26% during the period. Small caps and emerging-markets stocks fared worse than large caps. The Morgan Stanley Capital International Small Cap Index lost 53.51% and the Morgan Stanley Capital International Emerging Markets Index lost 56.35%.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Multi-Manager International Portfolio Class A returned (48.61)%. By comparison its benchmark, the MSCIW ex USA, returned (46.26)%.

STRATEGY REVIEW

Transamerica Multi-Manager International Portfolio is a fund-of-funds structured to provide broad coverage of international equity markets. Its eleven underlying portfolio holdings cover a range of international investing styles, including large value, large growth, mid cap, small cap, emerging markets, global real estate, and global tactical asset allocation. The portfolio typically has approximately 80% of assets in developed-markets stocks and 20% in emerging-markets stocks. Large-cap stocks take up 65% to 70% of the portfolio, with mid- and small-cap stocks comprising 30% to 35%. The portfolio contains smaller positions of about 5% of assets each in the underlying global real estate and global tactical asset-allocation funds.

Our objective for the portfolio is to provide investors with comprehensive coverage of international markets in a single investment vehicle. As such, the portfolio is more broadly diversified than most international portfolios or indices. This is a prudent way to invest for the long term because it is impossible to predict which asset classes and investment styles will outperform during any particular shorter-term period. In an unusual year like the one we have just experienced, however, broad diversification could not prevent significant losses as virtually all parts of international markets fell simultaneously.

The portfolio lagged the predominantly large-cap MSCIW ex USA. It was held back to some extent by its exposure to mid- and small-cap stocks and emerging-markets stocks, which trailed large caps by significant margins and are not represented in the index. Transamerica Evergreen International Small Cap and Transamerica Marsico International Growth lost significantly partly because of the substantial number of emerging-markets stocks in their portfolios. A lack of smaller-cap or emerging-markets exposure, however, did not immunize funds against major losses. Transamerica AllianceBernstein International Value, for example, a straightforward large-cap value fund was hurt badly by its financials holdings.

On the plus side, relatively speaking, Transamerica BlackRock Global Allocation managed to sidestep much of the calamity by seeking solace in bonds and cash. Transamerica Oppenheimer Developing Markets, our principal source of emerging-markets exposure, performed better than the overall fund and more than eight percentage points better than the MSCI Emerging Markets Index.

During the period, we made investments in four new underlying funds to improve the overall diversification and quality of our fund-of-funds. Transamerica Schroders International Small Cap and Transamerica WMC Emerging Markets were added to complement the existing Transamerica Evergreen International Small Cap and Transamerica Oppenheimer Developing Markets funds. The new funds were added to provide more capacity in smaller cap and emerging markets, respectively, and to broaden our coverage in those areas. Transamerica Schroders International Small Cap, for example, employs a smaller-cap value-oriented style that complements Transamerica Evergreen International Small Cap growth-oriented approach. We also added two large-cap funds to further diversify our offerings in the area where the largest amount of the portfolio’s assets are allocated. Transamerica MFS International Equity is a core-growth offering with lower volatility than our existing large-core and large-growth funds. Transamerica Thornburg International Value is a more eclectic, non-benchmark-driven large-cap strategy that has met with almost unparalleled success over the past decade.

The financial markets have endured historic volatility over the past twelve months and, as of this writing, are still in the throes of it as investors struggle to digest the impact of the global recession. International markets will recover, however, and over the long haul should remain an important part of most investor’s portfolios. We believe this fund-of-funds, with its broad-based diversification, remains one of the most prudent ways to access international markets.

Jon Hale, Ph.D., CFA

Michael Stout, CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

26

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date

Class A (NAV)	(48.61)%	(11.70)%	3/1/06
Class A (POP)	(51.44)%	(13.54)%	3/1/06
MSCI WORLD ex USA Gross (USD)(1)	(46.26)%	(9.49)%	3/1/06

Class B (NAV)	(49.04)%	(12.35)%	3/1/06
Class B (POP)	(51.52)%	(13.27)%	3/1/06

Class C (NAV)	(48.98)%	(12.30)%	3/1/06
Class C (POP)	(49.47)%	(12.30)%	3/1/06

NOTES

(1) The Merrill Lynch All U.S. Convertibles Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

27

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$573.80	0.68%	$2.69
Hypothetical (b)	1,000.00	1,021.72	0.68	3.46

Class B
Actual	1,000.00	570.67	1.45	5.72
Hypothetical (b)	1,000.00	1,017.85	1.45	7.35

Class C
Actual	1,000.00	571.17	1.35	5.33
Hypothetical (b)	1,000.00	1,018.35	1.35	6.85

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests.

28

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%) €
Global/International Stocks (88.0%)
Transamerica AllianceBernstein International Value	4,971,871	$32,864
Transamerica Evergreen International Small Cap	2,269,782	18,748
Transamerica Marsico International Growth	3,493,754	23,548
Transamerica MFS International Equity	1,469,381	9,669
Transamerica Neuberger Berman International	4,094,693	24,363
Transamerica Oppenheimer Developing Markets	2,896,927	23,755
Transamerica Schroders International Small Cap ‡	3,785,682	22,033
Transamerica Thornburg International Value ‡	5,664,924	45,206
Transamerica WMC Emerging Markets ‡	2,286,746	17,516
Tactical and Specialty (12.0%)
Transamerica BlackRock Global Allocation	1,729,980	16,123
Transamerica Clarion Global Real Estate Securities	1,441,449	13,723

Total Investment Securities (cost $393,405) #		$247,548

NOTES TO SCHEDULE OF INVESTMENTS:

 €     The Fund invests its assets in Class I shares of the other series of the Transamerica Funds.

 ‡     Non-income producing security.

 #              Aggregate cost for federal income tax purposes is $394,962. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $0 and $147,414, respectively. Net unrealized depreciation for tax purposes is $147,414.

The notes to the financial statements are an integral part of this report.

29

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2008

(all amounts except per share amounts in thousands)

	Transamerica Asset Allocation -Conservative Portfolio	Transamerica Asset Allocation -Growth Portfolio	Transamerica Asset Allocation -Moderate Growth Portfolio	Transamerica Asset Allocation -Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio	Transamerica Multi-Manager International Portfolio
Assets:
Investment in affiliated investment companies, at cost	$885,006	$1,937,705	$3,496,348	$2,003,532	$233,543	$393,405
Investment in affiliated investment companies, at value	727,305	1,446,248	2,749,185	1,647,231	187,033	247,548
Cash	74	—	31	—	1	—
Receivables:
Investment securities sold	—	—	—	492	—	173
Shares of beneficial interest sold	2,471	3,394	6,271	3,798	1,295	1,212
Dividends	6	2	2	2	13	—
Other	13	23	46	34	—	—
	729,869	1,449,667	2,755,535	1,651,557	188,342	248,933
Liabilities:
Investment securities purchased	197	97	142	—	148	—
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,928	2,533	4,445	3,054	674	1,012
Management and advisory fees	63	125	239	144	161	22
Distribution and service fees	481	971	1,882	1,130	107	164
Trustees fees	15	28	56	39	— (b)	— (b)
Transfer agent fees	64	231	323	155	23	52
Administration fees	8	16	30	18	2	3
Due to custodian	—	1	—	70	—	32
Other	87	140	242	156	44	48
	2,843	4,142	7,359	4,766	1,159	1,333
Net Assets	$727,026	$1,445,525	$2,748,176	$1,646,791	$187,183	$247,600
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	882,954	1,929,547	3,484,228	1,985,288	233,645	431,293
Undistributed (accumulated) net investment income (loss)	4,191	16,066	25,792	26,720	504	—
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	(2,412)	(8,620)	(14,660)	(8,901)	(457)	(37,836)
Net unrealized depreciation on investment in affiliated investment companies	(157,707)	(491,468)	(747,184)	(356,316)	(46,509)	(145,857)
Net Assets	$727,026	$1,445,525	$2,748,176	$1,646,791	$187,183	$247,600
Net Assets by Class:
Class A	$268,516	$495,257	$901,766	$545,646	$97,482	$103,077
Class B	93,268	196,817	389,429	223,209		15,781
Class C	364,153	751,881	1,455,012	876,977	89,701	128,742
Class R	1,089	1,570	1,969	959
Shares Outstanding:
Class A	29,871	55,827	98,056	58,712	11,744	15,691
Class B	10,401	22,799	42,705	24,189		2,426
Class C	40,654	87,043	159,738	95,213	10,903	19,797
Class R	120	178	214	103
Net Asset Value Per Share:
Class A	$8.99	$8.87	$9.20	$9.29	$8.30	$6.57
Class B	8.97	8.63	9.12	9.23		6.50
Class C	8.96	8.64	9.11	9.21	8.23	6.50
Class R	9.05	8.84	9.18	9.28

Maximum Offering Price Per Share: (a)
Class A	$9.51	$9.39	$9.74	$9.83	$8.78	$6.95

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for classes B, C, and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

(b) Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

30

STATEMENTS OF OPERATIONS

For the year ended October 31, 2008

(all amounts in thousands)

	Transamerica Asset Allocation -Conservative Portfolio	Transamerica Asset Allocation - Growth Portfolio	Transamerica Asset Allocation - Moderate Growth Portfolio	Transamerica Asset Allocation - Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio	Transamerica Multi-Manager International Portfolio
Investment Income:
Dividends from affiliated investment companies	$30,121	$39,426	$101,362	$71,463	$4,827	$14,036
Interest	4	10	10	6	— (a)	1
	30,125	39,436	101,372	71,469	4,827	14,037
Expenses:
Management and advisory fees	781	2,097	3,704	2,090	329	426
Distribution and service fees:
Class A	980	2,434	4,191	2,328	284	596
Class B	1,132	3,008	5,581	3,122		266
Class C	3,874	11,001	19,466	11,115	834	2,291
Class R	4	5	11	4
Transfer agent fees:
Class A	342	1,057	1,358	688	99	223
Class B	115	486	744	353		66
Class C	248	1,263	1,789	786	105	328
Class R	1	2	3	2
Printing and shareholder reports	97	311	517	269	34	91
Custody fees	34	66	103	61	17	21
Administration fees	98	262	463	261	20	53
Legal fees	21	57	100	56	5	11
Audit fees	20	21	23	21	20	20
Trustees fees	13	39	66	37	3	8
Registration fees	103	130	172	125	63	90
Other	4	16	22	9	3	7
Total expenses	7,867	22,255	38,313	21,327	1,816	4,497
Net of recapture of class expenses
Class A	—	—	—	—	54	—
Class C	—	—	—	—	75	—
Total recaptured expenses	—	—	—	—	129	—
Net expenses	7,867	22,255	38,313	21,327	1,945	4,497

Net Investment Income	22,258	17,181	63,059	50,142	2,882	9,540

Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized loss from investment in affiliated investment companies	(15,022)	(94,055)	(120,400)	(57,851)	(1,988)	(68,479)
Realized gain distributions from investment in affiliated investment companies	15,149	92,084	126,769	54,048	1,533	30,929
	127	(1,971)	6,369	(3,803)	(455)	(37,550)
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	(241,499)	(1,035,052)	(1,522,341)	(715,860)	(50,142)	(221,869)
Net Realized and Unrealized Loss on Investment in Affiliated Investment Companies	(241,372)	(1,037,023)	(1,515,972)	(719,663)	(50,597)	(259,419)
Net Decrease In Net Assets Resulting from Operations	$(219,114)	$(1,019,842)	$(1,452,913)	$(669,521)	$(47,715)	$(249,879)

(a) Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

31

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	Transamerica Asset Allocation - Conservative Portfolio		Transamerica Asset Allocation - Growth Portfolio		Transamerica Asset Allocation - Moderate Growth Portfolio
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$22,258	$16,787	$17,181	$24,549	$63,059	$69,380
Net realized gain (loss) on investment in affiliated investment companies	127	13,663	(1,971)	68,099	6,369	113,354
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	(241,499)	37,555	(1,035,052)	295,990	(1,522,341)	370,393
Net increase (decrease) in net assets resulting from operations	(219,114)	68,005	(1,019,842)	388,638	(1,452,913)	553,127

Distributions to Shareholders:
From net investment income:
Class A	(7,660)	(6,469)	(1,116)	(11,060)	(17,275)	(24,869)
Class B	(2,383)	(3,116)	—	(4,453)	(4,380)	(10,915)
Class C	(8,298)	(7,803)	—	(14,821)	(16,655)	(32,530)
Class R	(19)	(4)	—	(2)	(25)	(1)
	(18,360)	(17,392)	(1,116)	(30,336)	(38,335)	(68,315)
From net realized gains:
Class A	(4,897)	(4,600)	(22,064)	(17,257)	(36,711)	(23,406)
Class B	(2,233)	(3,022)	(10,387)	(9,884)	(18,289)	(13,762)
Class C	(6,652)	(7,045)	(36,318)	(30,473)	(60,086)	(38,769)
Class R	(13)	(1)	(26)	(3)	(58)	(1)
	(13,795)	(14,668)	(68,795)	(57,617)	(115,144)	(75,938)
Capital Share Transactions:
Proceeds from shares sold:
Class A	191,670	110,335	212,070	287,509	358,051	425,757
Class B	44,384	20,738	40,565	65,898	74,823	101,261
Class C	274,416	121,288	263,723	364,585	556,048	590,661
Class R	1,070	1,052	1,918	5,073	1,706	4,964
	511,540	253,413	518,276	723,065	990,628	1,122,643
Dividends and distributions reinvested:
Class A	9,506	9,577	20,861	25,197	49,557	43,963
Class B	3,420	5,017	9,005	12,443	20,024	21,734
Class C	8,944	10,160	27,196	33,562	55,992	51,610
Class R	21	6	18	5	37	3
	21,891	24,760	57,080	71,207	125,610	117,310
Cost of shares redeemed:
Class A	(88,378)	(56,463)	(168,000)	(132,044)	(294,086)	(224,493)
Class B	(32,684)	(24,793)	(56,102)	(43,321)	(105,134)	(84,631)
Class C	(130,261)	(69,341)	(236,973)	(161,336)	(408,704)	(273,735)
Class R	(377)	(493)	(593)	(4,750)	(759)	(3,399)
	(251,700)	(151,090)	(461,668)	(341,451)	(808,683)	(586,258)
Redemption fees:
Class A	6	5	4	6	4	6
Class B	3	1	2	1	3	1
Class C	18	3	7	4	9	3
	27	9	13	11	16	10
Automatic conversions:
Class A	4,081	1,159	9,315	2,818	13,458	4,277
Class B	(4,081)	(1,159)	(9,315)	(2,818)	(13,458)	(4,277)
	—	—	—	—	—	—
Net increase in net assets resulting from capital shares transactions	281,758	127,092	113,701	452,832	307,571	653,705

Net Increase (Decrease) in Net Assets	30,489	163,037	(976,052)	753,517	(1,298,821)	1,062,579

Net Assets:
Beginning of year	$696,537	$533,500	$2,421,577	$1,668,060	$4,046,997	$2,984,418
End of year	$727,026	$696,537	$1,445,525	$2,421,577	$2,748,176	$4,046,997
Undistributed Net Investment Income (Loss)	$4,191	$293	$16,066	$1	$25,792	$1,068

The notes to the financial statements are an integral part of this report.

32

	Transamerica Asset Allocation - Conservative Portfolio		Transamerica Asset Allocation - Growth Portfolio		Transamerica Asset Allocation - Moderate Growth Portfolio
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Share Activity:
Shares issued:
Class A	17,099	9,383	16,662	20,485	28,856	31,722
Class B	3,992	1,766	3,216	4,805	6,036	7,610
Class C	24,710	10,331	21,061	26,582	44,820	44,282
Class R	101	89	166	380	139	381
	45,902	21,569	41,105	52,252	79,851	83,995
Shares issued-reinvested from distributions:
Class A	977	827	1,519	1,890	3,790	3,411
Class B	333	435	670	948	1,536	1,691
Class C	903	881	2,022	2,558	4,300	4,019
Class R	2	—	1	—	3	—
	2,215	2,143	4,212	5,396	9,629	9,121
Shares redeemed:
Class A	(8,115)	(4,789)	(13,653)	(9,390)	(24,553)	(16,663)
Class B	(2,996)	(2,110)	(4,682)	(3,143)	(8,856)	(6,326)
Class C	(12,235)	(5,909)	(20,022)	(11,695)	(34,617)	(20,484)
Class R	(35)	(41)	(46)	(329)	(64)	(249)
	(23,381)	(12,849)	(38,403)	(24,557)	(68,090)	(43,722)
Automatic conversions:
Class A	358	98	720	198	1,079	315
Class B	(359)	(98)	(737)	(202)	(1,085)	(317)
	(1)	—	(17)	(4)	(6)	(2)
Net increase (decrease) in shares outstanding:
Class A	10,319	5,519	5,248	13,183	9,172	18,785
Class B	970	(7)	(1,533)	2,408	(2,369)	2,658
Class C	13,378	5,303	3,061	17,445	14,503	27,817
Class R	68	48	121	51	78	132
	24,735	10,863	6,897	33,087	21,384	49,392

The notes to the financial statements are an integral part of this report.

33

	Transamerica Asset Allocation - Moderate Portfolio		Transamerica Multi-Manager Alternative Strategies Portfolio(a)		Transamerica Multi-Manager International Portfolio
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$50,142	$46,195	$2,882	$67	$9,540	$6,677
Net realized gain (loss) on investment in affiliated investment companies	(3,803)	64,451	(455)	(2)	(37,550)	3,184
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	(715,860)	144,762	(50,142)	3,633	(221,869)	69,364
Net increase (decrease) in net assets resulting from operations	(669,521)	255,408	(47,715)	3,698	(249,879)	79,225

Distributions to Shareholders:
From net investment income:
Class A	(13,866)	(14,293)	(1,164)	—	(4,695)	(3,679)
Class B	(4,791)	(7,540)			(595)	(592)
Class C	(17,309)	(21,651)	(1,288)	—	(5,384)	(4,542)
Class R	(11)	(2)
	(35,977)	(43,486)	(2,452)	—	(10,674)	(8,813)
From net realized gains:
Class A	(20,000)	(12,968)	—	—	(1,300)	—
Class B	(10,456)	(8,962)			(213)	—
Class C	(34,616)	(24,569)	—	—	(1,818)	—
Class R	(19)	(1)
	(65,091)	(46,500)	—	—	(3,331)	—
Capital Share Transactions:
Proceeds from shares sold:
Class A	257,189	237,736	116,850	40,667	93,298	112,597
Class B	46,815	47,072			8,076	17,724
Class C	356,768	310,667	79,747	49,499	74,383	150,866
Class R	904	1,971
	661,676	597,446	196,597	90,166	175,757	281,187
Dividends and distributions reinvested:
Class A	30,571	24,128	893	—	4,441	2,473
Class B	12,884	13,765			648	488
Class C	36,220	32,295	1,003	—	4,866	2,851
Class R	15	3
	79,690	70,191	1,896	—	9,955	5,812
Cost of shares redeemed:
Class A	(169,998)	(122,784)	(33,651)	(3,466)	(67,324)	(22,998)
Class B	(71,809)	(64,262)			(5,230)	(2,241)
Class C	(263,959)	(175,916)	(15,669)	(2,222)	(60,577)	(17,915)
Class R	(253)	(1,488)				—
	(506,019)	(364,450)	(49,320)	(5,688)	(133,131)	(43,154)
Redemption fees:
Class A	7	4	—	—	—	1
Class B	1	1			—	—
Class C	7	3	1	—	2	2
	15	8	1	—	2	3
Automatic conversions:
Class A	9,884	3,866	—	—	1,195	364
Class B	(9,884)	(3,866)			(1,195)	(364)
	—	—	—	—	—	—
Net increase in net assets resulting from capital shares transactions	235,362	303,195	149,174	84,478	52,583	243,848

Net Increase (Decrease) in net assets	(535,227)	468,617	99,007	88,176	(211,301)	314,260

Net Assets:
Beginning of year	$2,182,018	$1,713,401	$88,176	$—	$458,901	$144,641
End of year	$1,646,791	$2,182,018	$187,183	$88,176	$247,600	$458,901
Undistributed Net Investment Income (Loss)	$26,720	$12,555	$504	$74	$—	$—

The notes to the financial statements are an integral part of this report.

34

	Transamerica Asset Allocation - Moderate Portfolio		Transamerica Multi-Manager Alternative Strategies Portfolio(a)		Transamerica Multi-Manager International Portfolio
	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007
Share Activity:
Shares issued:
Class A	21,575	18,578	11,512	3,939	8,606	9,713
Class B	3,930	3,704			726	1,538
Class C	30,129	24,461	7,837	4,814	6,632	13,097
Class R	78	157
	55,712	46,900	19,349	8,753	15,964	24,348
Shares issued-reinvested from distributions:
Class A	2,475	1,955	88	—	387	231
Class B	1,043	1,117			56	46
Class C	2,940	2,623	99	—	425	267
Class R	1	—
	6,459	5,695	187	—	868	544
Shares redeemed:
Class A	(14,728)	(9,589)	(3,463)	(332)	(6,889)	(1,970)
Class B	(6,249)	(5,043)			(534)	(194)
Class C	(23,247)	(13,843)	(1,632)	(215)	(6,328)	(1,540)
Class R	(21)	(116)
	(44,245)	(28,591)	(5,095)	(547)	(13,751)	(3,704)
Automatic conversions:
Class A	819	301	—	—	110	31
Class B	(822)	(302)	—	—	(111)	(31)
	(3)	(1)	—	—	(1)	—
Net increase (decrease) in shares outstanding:
Class A	10,141	11,245	8,137	3,607	2,214	8,005
Class B	(2,098)	(524)			137	1,359
Class C	9,822	13,241	6,304	4,599	729	11,824
Class R	58	41
	17,923	24,003	14,441	8,206	3,080	21,188

(a) Commenced operations on December 28, 2008.

The notes to the financial statements are an integral part of this report.

35

FINANCIAL HIGHLIGHTS

For the years ended

	Transamerica Asset Allocation - Conservative Portfolio
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$12.40	$11.76	$11.35	$11.07	$10.67

Investment Operations
From net investment income(a),(b)	0.36	0.38	0.28	0.32	0.17
From net realized and unrealized gain (loss) on investments	(3.21)	0.82	0.80	0.37	0.77
Total from investment operations	(2.85)	1.20	1.08	0.69	0.94

Distributions
Net investment income	(0.32)	(0.24)	(0.35)	(0.22)	(0.51)
Net realized gains on investments	(0.24)	(0.32)	(0.32)	(0.19)	(0.03)
Total distributions	(0.56)	(0.56)	(0.67)	(0.41)	(0.54)

Net Asset Value
End of year	$8.99	$12.40	$11.76	$11.35	$11.07

Total Return(c)	(23.86)%	12.06%	9.90%	6.30%	8.97%

Net Assets End of Year	$268,516	$242,342	$165,071	$129,724	$99,811

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	0.62%	0.62%	0.60%	0.28%	0.29	%(m)
Before reimbursement/fee waiver	0.62%	0.62%	0.60%	0.28%	0.29	%(m)
Net investment income, to average net assets(b),(e),(f)	3.22%	3.18%	2.44%	2.85%	1.55%
Portfolio turnover rate	10%	32%	29%	32%	11%

	Transamerica Asset Allocation - Conservative Portfolio
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$12.36	$11.73	$11.32	$11.05	$10.66

Investment Operations
From net investment income(a),(b)	0.31	0.30	0.20	0.24	0.10
From net realized and unrealized gain (loss) on investments	(3.22)	0.86	0.81	0.38	0.76
Total from investment operations	(2.91)	1.16	1.01	0.62	0.86

Distributions
Net investment income	(0.24)	(0.21)	(0.28)	(0.16)	(0.44)
Net realized gains on investments	(0.24)	(0.32)	(0.32)	(0.19)	(0.03)
Total distributions	(0.48)	(0.53)	(0.60)	(0.35)	(0.47)

Net Asset Value
End of year	$8.97	$12.36	$11.73	$11.32	$11.05

Total Return(c)	(24.36)%	11.34%	9.19%	5.65%	8.21%

Net Assets End of Year	$93,268	$116,569	$110,701	$106,449	$106,601

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	1.24%	1.25%	1.26%	0.93%	0.92	%(m)
Before reimbursement/fee waiver	1.24%	1.25%	1.26%	0.93%	0.92	%(m)
Net investment income, to average net assets(b),(e),(f)	2.72%	2.59%	1.78%	2.15%	0.93%
Portfolio turnover rate	10%	32%	29%	32%	11%

The notes to the financial statements are an integral part of this report.

36

	Transamerica Asset Allocation - Conservative Portfolio
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006		October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$12.35	$11.73	$11.32		$11.05	$10.66

Investment Operations
From net investment income(a),(b)	0.29	0.30	0.21		0.25	0.10
From net realized and unrealized gain (loss) on investments	(3.19)	0.86	0.80		0.37	0.76
Total from investment operations	(2.90)	1.16	1.01		0.62	0.86

Distributions
Net investment income	(0.25)	(0.22)	(0.28)		(0.16)	(0.44)
Net realized gains on investments	(0.24)	(0.32)	(0.32)		(0.19)	(0.03)
Total distributions	(0.49)	(0.54)	(0.60)		(0.35)	(0.47)

Net Asset Value
End of year	$8.96	$12.35	$11.73		$11.32	$11.05

Total Return(c)	(24.30)%	11.31%	9.25%		5.61%	8.26%

Net Assets End of Year	$364,153	$336,981	$257,675		$208,959	$182,112

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	1.22%	1.22%	1.23%		0.90%	0.93	%(m)
Before reimbursement/fee waiver	1.22%	1.22%	1.23%		0.90%	0.93	%(m)
Net investment income, to average net assets(b),(e),(f)	2.61%	2.60%	1.82%		2.21%	0.89%
Portfolio turnover rate	10%	32%	29%		32%	11%

	Transamerica Asset Allocation - Conservative Portfolio
	Class R
	October 31, 2008	October 31, 2007	October 31, 2006(g)
Net Asset Value
Beginning of period	$12.47	$11.84	$11.30

Investment Operations
From net investment income(a),(b)	0.35	0.33	0.13
From net realized and unrealized gain (loss) on investments	(3.23)	0.85	0.47
Total from investment operations	(2.88)	1.18	0.60

Distributions
Net investment income	(0.30)	(0.23)	(0.06)
Net realized gains on investments	(0.24)	(0.32)	—
Total distributions	(0.54)	(0.55)	(0.06)

Net Asset Value
End of year	$9.05	$12.47	$11.84

Total Return(c)	(23.98)%	11.89%	5.35	%(h)

Net Assets End of Year	$1,089	$645	$53

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	0.82%	0.86%	0.66	%(i)
Before reimbursement/fee waiver	0.82%	0.86%	0.66	%(i)
Net investment income, to average net assets(b),(e),(f)	3.14%	2.71%	3.03	%(i)
Portfolio turnover rate	10%	32%	29	%(h)

The notes to the financial statements are an integral part of this report.

37

	Transamerica Asset Allocation - Growth Portfolio
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$15.46	$13.44	$11.99	$10.75	$9.82

Investment Operations
From net investment income (loss)(a),(b)	0.15	0.23	0.03	0.05	(0.02)
From net realized and unrealized gain (loss) on investments	(6.29)	2.53	1.89	1.38	0.95
Total from investment operations	(6.14)	2.76	1.92	1.43	0.93

Distributions
Net investment income	(0.02)	(0.29)	(0.11)	(0.12)	—
Net realized gains on investments	(0.43)	(0.45)	(0.36)	(0.07)	—
Total distributions	(0.45)	(0.74)	(0.47)	(0.19)	—

Net Asset Value
End of year	$8.87	$15.46	$13.44	$11.99	$10.75

Total Return(c)	(40.75)%	21.35%	16.38%	13.42%	9.47%

Net Assets End of Year	$495,257	$781,872	$502,488	$286,412	$171,708

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	0.65%	0.64%	0.65%	0.34%	0.43	%(n)
Before reimbursement/fee waiver	0.65%	0.64%	0.65%	0.34%	0.43	%(n)
Net investment income (loss), to average net assets(b),(e),(f)	1.20%	1.62%	0.22%	0.42%	(0.22)%
Portfolio turnover rate	12%	18%	22%	35%	5%

	Transamerica Asset Allocation - Growth Portfolio
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$15.13	$13.17	$11.77	$10.57	$9.71

Investment Operations
From net investment income (loss)(a),(b)	0.08	0.14	(0.05)	(0.03)	(0.09)
From net realized and unrealized gain (loss) on investments	(6.15)	2.47	1.85	1.36	0.95
Total from investment operations	(6.07)	2.61	1.80	1.33	0.86

Distributions
Net investment income	—	(0.20)	(0.04)	(0.06)	—
Net realized gains on investments	(0.43)	(0.45)	(0.36)	(0.07)	—
Total distributions	(0.43)	(0.65)	(0.40)	(0.13)	—

Net Asset Value
End of year	$8.63	$15.13	$13.17	$11.77	$10.57

Total Return(c)	(41.15)%	20.54%	15.57%	12.55%	8.96%

Net Assets End of Year	$196,817	$368,186	$288,719	$211,904	$160,959

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	1.30%	1.29%	1.31%	0.99%	1.05	%(n)
Before reimbursement/fee waiver	1.30%	1.29%	1.31%	0.99%	1.05	%(n)
Net investment income (loss), to average net assets(b),(e),(f)	0.67%	1.02%	(0.42)%	(0.24)%	(0.82)%
Portfolio turnover rate	12%	18%	22%	35%	5%

The notes to the financial statements are an integral part of this report.

38

	Transamerica Asset Allocation - Growth Portfolio
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006		October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$15.13	$13.18	$11.78		$10.57	$9.71

Investment Operations
From net investment income (loss)(a),(b)	0.08	0.14	(0.05)		(0.02)	(0.08)
From net realized and unrealized gain (loss) on investments	(6.14)	2.48	1.85		1.37	0.94
Total from investment operations	(6.06)	2.62	1.80		1.35	0.86

Distributions
Net investment income	—	(0.22)	(0.04)		(0.07)	—
Net realized gains on investments	(0.43)	(0.45)	(0.36)		(0.07)	—
Total distributions	(0.43)	(0.67)	(0.40)		(0.14)	—

Net Asset Value
End of year	$8.64	$15.13	$13.18		$11.78	$10.57

Total Return(c)	(41.08)%	20.60%	15.61%		12.82%	8.86%

Net Assets End of Year	$751,881	$1,270,635	$876,768		$528,211	$356,543

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	1.26%	1.25%	1.26%		0.93%	0.99	%(n)
Before reimbursement/fee waiver	1.26%	1.25%	1.26%		0.93%	0.99	%(n)
Net investment income (loss), to average net assets(b),(e),(f)	0.62%	1.03%	(0.38)%		(0.17)%	(0.78)%
Portfolio turnover rate	12%	18%	22%		35%	5%

	Transamerica Asset Allocation - Growth Portfolio
	Class R
	October 31, 2008	October 31, 2007	October 31, 2006(g)
Net Asset Value
Beginning of period	$15.40	$13.43	$12.36

Investment Operations
From net investment income(a),(b)	0.07	0.13	0.05
From net realized and unrealized gain (loss) on investments	(6.20)	2.60	1.02
Total from investment operations	(6.13)	2.73	1.07

Distributions
Net investment income	—	(0.31)	—
Net realized gains on investments	(0.43)	(0.45)	—
Total distributions	(0.43)	(0.76)	—

Net Asset Value
End of year	$8.84	$15.40	$13.43

Total Return(c)	(40.81)%	21.20%	8.66	%(h)

Net Assets End of Year	$1,570	$884	$85

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	0.83%	0.68%	0.67	%(i)
Before reimbursement/fee waiver	0.83%	0.68%	0.67	%(i)
Net investment income, to average net assets(b),(e),(f)	0.57%	0.94%	1.08	%(i)
Portfolio turnover rate	12%	18%	22	%(h)

The notes to the financial statements are an integral part of this report.

39

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$14.58	$13.05	$11.88	$10.97	$10.13

Investment Operations
From net investment income(a),(b)	0.26	0.33	0.15	0.16	0.05
From net realized and unrealized gain (loss) on investments	(5.04)	1.86	1.53	1.00	0.87
Total from investment operations	(4.78)	2.19	1.68	1.16	0.92

Distributions
Net investment income	(0.19)	(0.34)	(0.20)	(0.20)	(0.08)
Net realized gains on investments	(0.41)	(0.32)	(0.31)	(0.05)	—
Total distributions	(0.60)	(0.66)	(0.51)	(0.25)	(0.08)

Net Asset Value
End of year	$9.20	$14.58	$13.05	$11.88	$10.97

Total Return(c)	(34.01)%	17.48%	14.59%	10.69%	9.09%

Net Assets End of Year	$901,766	$1,295,568	$914,835	$560,231	$352,852

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	0.60%	0.60%	0.61%	0.28%	0.32	%(m)
Before reimbursement/fee waiver	0.60%	0.60%	0.61%	0.28%	0.32	%(m)
Net investment income, to average net assets(b),(e),(f)	2.12%	2.42%	1.17%	1.37%	0.45%
Portfolio turnover rate	13%	19%	21%	26%	3%

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$14.45	$12.94	$11.80	$10.90	$10.09

Investment Operations
From net investment income (loss)(a),(b)	0.19	0.24	0.06	0.08	(0.02)
From net realized and unrealized gain (loss) on investments	(5.01)	1.85	1.52	1.01	0.85
Total from investment operations	(4.82)	2.09	1.58	1.09	0.83

Distributions
Net investment income	(0.10)	(0.26)	(0.13)	(0.14)	(0.02)
Net realized gains on investments	(0.41)	(0.32)	(0.31)	(0.05)	—
Total distributions	(0.51)	(0.58)	(0.44)	(0.19)	(0.02)

Net Asset Value
End of year	$9.12	$14.45	$12.94	$11.80	$10.90

Total Return(c)	(34.44)%	16.69%	13.74%	10.05%	8.25%

Net Assets End of Year	$389,429	$651,359	$549,040	$428,677	$333,533

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	1.27%	1.27%	1.28%	0.95%	0.97	%(m)
Before reimbursement/fee waiver	1.27%	1.27%	1.28%	0.95%	0.97	%(m)
Net investment income (loss), to average net assets(b),(e),(f)	1.54%	1.78%	0.51%	0.68%	(0.19)%
Portfolio turnover rate	13%	19%	21%	26%	3%

The notes to the financial statements are an integral part of this report.

40

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$14.45	$12.95	$11.80	$10.91	$10.09

Investment Operations
From net investment income (loss)(a),(b)	0.18	0.24	0.07	0.08	(0.02)
From net realized and unrealized gain (loss) on investments	(5.00)	1.85	1.52	1.01	0.86
Total from investment operations	(4.82)	2.09	1.59	1.09	0.84

Distributions
Net investment income	(0.11)	(0.27)	(0.13)	(0.15)	(0.02)
Net realized gains on investments	(0.41)	(0.32)	(0.31)	(0.05)	—
Total distributions	(0.52)	(0.59)	(0.44)	(0.20)	(0.02)

Net Asset Value
End of year	$9.11	$14.45	$12.95	$11.80	$10.91

Total Return(c)	(34.44)%	16.74%	13.87%	10.02%	8.35%

Net Assets End of Year	$1,455,012	$2,098,087	$1,520,489	$981,156	$675,562

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	1.23%	1.23%	1.24%	0.90%	0.92	%(m)
Before reimbursement/fee waiver	1.23%	1.23%	1.24%	0.90%	0.92	%(m)
Net investment income (loss), to average net assets(b),(e),(f)	1.49%	1.79%	0.55%	0.74%	(0.15)%
Portfolio turnover rate	13%	19%	21%	26%	3%

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class R
	October 31, 2008	October 31, 2007	October 31, 2006(g)
Net Asset Value
Beginning of period	$14.54	$13.05	$12.13

Investment Operations
From net investment income(a),(b)	0.22	0.24	0.10
From net realized and unrealized gain (loss) on investments	(5.00)	1.93	0.82
Total from investment operations	(4.78)	2.17	0.92

Distributions
Net investment income	(0.17)	(0.36)	—
Net realized gains on investments	(0.41)	(0.32)	—
Total distributions	(0.58)	(0.68)	—

Net Asset Value
End of year	$9.18	$14.54	$13.05

Total Return(c)	(34.08)%	17.31%	7.58	%(h)

Net Assets End of Year	$1,969	$1,983	$54

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	0.76%	0.67%	0.66	%(i)
Before reimbursement/fee waiver	0.76%	0.67%	0.66	%(i)
Net investment income, to average net assets(b),(e),(f)	1.74%	1.80%	2.08	%(i)
Portfolio turnover rate	13%	19%	21	%(h)

The notes to the financial statements are an integral part of this report.

41

	Transamerica Asset Allocation - Moderate Portfolio
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$13.69	$12.64	$11.78	$11.23	$10.42

Investment Operations
From net investment income(a),(b)	0.33	0.36	0.24	0.27	0.12
From net realized and unrealized gain (loss) on investments	(4.05)	1.40	1.15	0.67	0.84
Total from investment operations	(3.72)	1.76	1.39	0.94	0.96

Distributions
Net investment income	(0.28)	(0.37)	(0.28)	(0.33)	(0.15)
Net realized gains on investments	(0.40)	(0.34)	(0.25)	(0.06)	—
Total distributions	(0.68)	(0.71)	(0.53)	(0.39)	(0.15)

Net Asset Value
End of year	$9.29	$13.69	$12.64	$11.78	$11.23

Total Return(c)	(28.41)%	14.51%	12.22%	8.54%	9.32%

Net Assets End of Year	$545,646	$665,013	$471,902	$329,797	$232,748

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	0.59%	0.59%	0.58%	0.26%	0.28%
Before reimbursement/fee waiver	0.59%	0.59%	0.58%	0.26%	0.28%
Net investment income, to average net assets(b),(e),(f)	2.79%	2.83%	1.98%	2.31%	1.13%
Portfolio turnover rate	12%	23%	22%	19%	1%

	Transamerica Asset Allocation - Moderate Portfolio
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$13.59	$12.55	$11.70	$11.16	$10.37

Investment Operations
From net investment income(a),(b)	0.27	0.28	0.16	0.18	0.05
From net realized and unrealized gain (loss) on investments	(4.05)	1.39	1.15	0.68	0.83
Total from investment operations	(3.78)	1.67	1.31	0.86	0.88

Distributions
Net investment income	(0.18)	(0.28)	(0.21)	(0.26)	(0.09)
Net realized gains on investments	(0.40)	(0.34)	(0.25)	(0.06)	—
Total distributions	(0.58)	(0.62)	(0.46)	(0.32)	(0.09)

Net Asset Value
End of year	$9.23	$13.59	$12.55	$11.70	$11.16

Total Return(c)	(28.87)%	13.73%	11.50%	7.81%	8.62%

Net Assets End of Year	$223,209	$357,175	$336,385	$295,649	$261,772

Ratio and Supplemental Data

Expenses to average net assets:(b),(d)
After reimbursement/fee waiver	1.25%	1.25%	1.25%	0.92%	0.93%
Before reimbursement/fee waiver	1.25%	1.25%	1.25%	0.92%	0.93%
Net investment income, to average net assets(b),(e),(f)	2.26%	2.21%	1.31%	1.61%	0.48%
Portfolio turnover rate	12%	23%	22%	19%	1%

The notes to the financial statements are an integral part of this report.

42

	Transamerica Asset Allocation - Moderate Portfolio
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of period	$13.58	$12.55	$11.70	$11.17	$10.37

Investment Operations
From net investment income(a),(b)	0.26	0.28	0.16	0.19	0.05
From net realized and unrealized gain (loss) on investments	(4.03)	1.39	1.14	0.67	0.84
Total from investment operations	(3.77)	1.67	1.30	0.86	0.89

Distributions
Net investment income	(0.20)	(0.30)	(0.21)	(0.27)	(0.09)
Net realized gains on investments	(0.40)	(0.34)	(0.25)	(0.06)	—
Total distributions	(0.60)	(0.64)	(0.46)	(0.33)	(0.09)

Net Asset Value
End of year	$9.21	$13.58	$12.55	$11.70	$11.17

Total Return(c)	(28.87)%	13.86%	11.46%	7.85%	8.67%

Net Assets End of Year	$876,977	$1,159,220	$905,061	$678,783	$518,527

Ratio and Supplemental Data

Expenses to average net assets:(d)
After reimbursement/fee waiver	1.21%	1.21%	1.22%	0.89%	0.89%
Before reimbursement/fee waiver	1.21%	1.21%	1.22%	0.89%	0.89%
Net investment income, to average net assets(b),(e),(f)	2.21%	2.22%	1.35%	1.67%	0.50%
Portfolio turnover rate	12%	23%	22%	19%	1%

	Transamerica Asset Allocation - Moderate Portfolio
	Class R
	October 31, 2008	October 31, 2007	October 31, 2006(g)
Net Asset Value
Beginning of period	$13.65	$12.64	$11.86

Investment Operations
From net investment income(a),(b)	0.28	0.31	0.13
From net realized and unrealized gain (loss) on investments	(4.02)	1.42	0.65
Total from investment operations	(3.74)	1.73	0.78

Distributions
Net investment income	(0.23)	(0.38)	—
Net realized gains on investments	(0.40)	(0.34)	—
Total distributions	(0.63)	(0.72)	—

Net Asset Value
End of year	$9.28	$13.65	$12.64

Total Return(c)	(28.57)%	14.31%	6.58	%(h)

Net Assets End of Year	$959	$610	$53

Ratio and Supplemental Data

Expenses to average net assets:(d)
After reimbursement/fee waiver	0.87%	0.72%	0.66	%(i)
Before reimbursement/fee waiver	0.87%	0.72%	0.66	%(i)
Net investment income, to average net assets(b),(e),(f)	2.37%	2.44%	2.73	%(i)
Portfolio turnover rate	12%	23%	22	%(h)

The notes to the financial statements are an integral part of this report.

43

	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2008		October 31, 2007(j)
Net Asset Value
Beginning of period	$10.78		$10.00

Investment Operations
From net investment income(a)	0.20		0.05
From net realized and unrealized gain (loss) on investments	(2.43)		0.73
Total from investment operations	(2.23)		0.78

Distributions
Net investment income	(0.25)		—
Net realized gains on investments	—		—
Total distributions	(0.25)		—

Net Asset Value
End of year	$8.30		$10.78

Total Return(c)	(21.08)%		7.80	%(h)

Net Assets End of Year	$97,482		$38,870

Ratio and Supplemental Data

Expenses to average net assets:(d)
After reimbursement/fee waiver	0.84	%(o)	0.90	%(i)
Before reimbursement/fee waiver	0.84	%(o)	1.29	%(i)
Net investment income, to average net assets(e),(f)	1.98%		0.58	%(i)
Portfolio turnover rate	5%		—	%(h),(k)

	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class C
	October 31, 2008		October 31, 2007(j)
Net Asset Value
Beginning of period	$10.72		$10.00

Investment Operations
From net investment income (loss)(a)	0.15		(0.01)
From net realized and unrealized gain (loss) on investments	(2.42)		0.73
Total from investment operations	(2.27)		0.72

Distributions
Net investment income	(0.22)		—
Net realized gains on investments	—		—
Total distributions	(0.22)		—

Net Asset Value
End of year	$8.23		$10.72

Total Return(c)	(21.52)%		7.20	%(h)

Net Assets End of Year	$89,701		$49,306

Ratio and Supplemental Data

Expenses to average net assets:(d)
After reimbursement/fee waiver	1.52	%(o)	1.55	%(i)
Before reimbursement/fee waiver	1.52	%(o)	1.99	%(i)
Net investment income (loss), to average net assets(e),(f)	1.53%		(0.07	)%(i)
Portfolio turnover rate	5%		—	%(h),(k)

The notes to the financial statements are an integral part of this report.

44

	Transamerica Multi-Manager International Portfolio
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006(l)
Net Asset Value
Beginning of period	$13.24	$10.63	$10.00

Investment Operations
From net investment income (loss)(a)	0.27	0.32	(0.04)
From net realized and unrealized gain (loss) on investments	(6.53)	2.87	0.67
Total from investment operations	(6.26)	3.19	0.63

Distributions
Net investment income	(0.32)	(0.58)	—
Net realized gains on investments	(0.09)	—	—
Total distributions	(0.41)	(0.58)	—

Net Asset Value
End of year	$6.57	$13.24	$10.63

Total Return(c)	(48.61)%	31.30%	6.30	%(h)

Net Assets End of Year	$103,077	$178,422	$58,142

Ratio and Supplemental Data

Expenses to average net assets:(d)
After reimbursement/fee waiver	0.65%	0.65%	0.80	%(i)
Before reimbursement/fee waiver	0.65%	0.65%	0.88	%(i)
Net investment income (loss), to average net assets(e),(f)	2.59%	2.78%	(0.67	)%(i)
Portfolio turnover rate	38%	1%	1	%(h)

	Transamerica Multi-Manager International Portfolio
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006(l)
Net Asset Value
Beginning of period	$13.13	$10.59	$10.00

Investment Operations
From net investment income (loss)(a)	0.21	0.23	(0.09)
From net realized and unrealized gain (loss) on investments	(6.50)	2.86	0.68
Total from investment operations	(6.29)	3.09	0.59

Distributions
Net investment income	(0.25)	(0.55)	—
Net realized gains on investments	(0.09)	—	—
Total distributions	(0.34)	(0.55)	—

Net Asset Value
End of year	$6.50	$13.13	$10.59

Total Return(c)	(49.04)%	30.32%	5.90	%(h)

Net Assets End of Year	$15,781	$30,060	$9,849

Ratio and Supplemental Data

Expenses to average net assets:(d)
After reimbursement/fee waiver	1.42%	1.43%	1.45	%(i)
Before reimbursement/fee waiver	1.42%	1.43%	1.69	%(i)
Net investment income (loss), to average net assets(e),(f)	1.95%	1.98%	(1.32	)%(i)
Portfolio turnover rate	38%	1%	1	%(h)

The notes to the financial statements are an integral part of this report.

45

	Transamerica Multi-Manager International Portfolio
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006(l)
Net Asset Value
Beginning of period	$13.13	$10.58	$10.00

Investment Operations
From net investment income (loss)(a)	0.21	0.24	(0.09)
From net realized and unrealized gain (loss) on investments	(6.49)	2.86	0.67
Total from investment operations	(6.28)	3.10	0.58

Distributions
Net investment income	(0.26)	(0.55)	—
Net realized gains on investments	(0.09)	—	—
Total distributions	(0.35)	(0.55)	—

Net Asset Value
End of year	$6.50	$13.13	$10.58

Total Return(c)	(48.98)%	30.45%	5.80	%(h)

Net Assets End of Year	$128,742	$250,419	$76,650

Ratio and Supplemental Data

Expenses to average net assets:(d)
After reimbursement/fee waiver	1.31%	1.31%	1.45	%(i)
Before reimbursement/fee waiver	1.31%	1.31%	1.53	%(i)
Net investment income (loss), to average net assets(e),(f)	2.01%	2.08%	(1.32	)%(i)
Portfolio turnover rate	38%	1%	1	%(h)

(a)	Calculated based on average number of shares outstanding.
(b)	On November 15, 2005, the Fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits: Class A 0.35%, Class B 1.00%, Class C 1.00%, Class R 0.50%.
(c)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f)	Includes redemption fees, if any. The impact of redemption fees is less than 0.01% for Class A, Class B, Class C, and Class R, respectively.
(g)	Commenced operations on June 15, 2006.
(h)	Not annualized.
(i)	Annualized.
(j)	Commenced operations on December 28, 2006.
(k)	Amount rounds to less than 1%.
(l)	Commenced operations on March 1, 2006.
(m)	Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.01%, 0.01% and 0.01% for Class A, Class B, and Class C, respectively (See note 2).
(n)	Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.05%, 0.05% and 0.05% for Class A, Class B, and Class C, respectively (See note 2).
(o)	Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.07% and 0.09% for Class A and Class C, respectively (See note 2).

The notes to the financial statements are an integral part of this report.

46

NOTES TO FINANCIAL STATEMENTS

At October 31, 2008

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  Transamerica Asset Allocation–Conservative Portfolio, Transamerica Asset Allocation–Growth Portfolio, Transamerica Asset Allocation–Moderate Growth Portfolio, Transamerica Asset Allocation–Moderate Portfolio, Transamerica Multi–Manager Alternative Strategies Portfolio, and Transamerica Multi–Manager International Portfolio (each, a “Fund”, and collectively, the “Funds”) are part of Transamerica Funds.

Effective March 1, 2008, Transamerica IDEX Mutual Funds changed its name to Transamerica Funds.  Also effective on March 1, 2008, “TA IDEX” was removed from the beginning of each Fund name and replaced with “Transamerica”.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Multiple class operations, income, and expenses: The Funds, with the exception of Transamerica Multi–Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, currently offer four classes of shares, Class A, Class B, Class C, and Class R.  Transamerica Multi–Manager International Portfolio currently offers three classes of shares, Class A, Class B, and Class C.  Transamerica Multi–Manager Alternative Strategies Portfolio currently offers two classes of shares, Class A and Class C.  Each class has a public offering price that reflects different sales charges, if any, and expense levels.  Class B shares will convert to Class A shares eight years after purchase.

Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

In September 2006, the Financial Accounting Standards Board (the “FASB”) issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted.

As of October 31, 2008, Management does not expect the adoption of FAS 157 to impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income is accrued as earned. Dividend income, if any, is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Funds are from investments in shares of affiliated investment companies.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) New York Stock Exchange (“NYSE”) trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2008, the Funds received redemption fees, which are disclosed in the Funds’ Statements of Changes in Net Assets.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations.

NOTE 2.   RELATED PARTY TRANSACTIONS

Transamerica Asset Management, Inc (“TAM”) is the Funds’ investment adviser. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc. Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent.  Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter.  TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Funds are also officers and/or directors of TAM, TFS and TCI.

Transamerica Investment Management, LLC (“TIM”) is an affiliate of the Funds and a sub-adviser to other funds within Transamerica Funds.

Because the underlying funds have varied expense and fee levels and the Funds may own different proportions of

47

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. (continued)

underlying funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. The Funds have material ownership interests in the underlying funds.

Investment advisory fees:  The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following rates or breakpoints:

Transamerica Asset Allocation – Conservative Portfolio
Average Daily Net Assets	0.10%

Transamerica Asset Allocation – Growth Portfolio
Average Daily Net Assets	0.10%

Transamerica Asset Allocation – Moderate Growth Portfolio
Average Daily Net Assets	0.10%

Transamerica Asset Allocation – Moderate Portfolio
Average Daily Net Assets	0.10%

Transamerica Multi-Manager Alternative Strategies Portfolio
First $500 million	0.20%
Over $500 million up to $1 billion	0.19%
Over $1 billion	0.18%

Transamerica Multi - Manager International Portfolio
Average Daily Net Assets	0.10%

TAM has contractually agreed to waive its advisory fees and will reimburse the Funds to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

Fund	Expense Limit
Transamerica Asset Allocation - Conservative Portfolio	0.45%
Transamerica Asset Allocation - Growth Portfolio	0.45
Transamerica Asset Allocation - Moderate Growth Portfolio	0.45
Transamerica Asset Allocation - Moderate Portfolio	0.45
Transamerica Multi-Manager Alternative Strategies Portfolio	0.55
Transamerica Multi-Manager International Portfolio*	0.45

*This Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Funds may be required to pay the adviser a portion or all of the reimbursed class expenses.  Amounts recaptured by the adviser during the year ended October 31, 2008 were as follows:

Fund	Recaptured Amount
Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	$54
Class C	75

There are no additional amounts available for recapture at October 31, 2008.

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The Funds are authorized under the 12b-1 plans to pay fees on each available class up to the following limits: 0.35% for Class A; 1.00% for Class B; 1.00% for Class C; and 0.50% for Class R.

If the Funds or a class of shares of the Funds are closed to new investors or investments, the Funds are authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2008, the underwriter commissions were as follows:

Transamerica Asset Allocation - Conservative Portfolio

Received by Underwriter	$2,847
Retained by Underwriter	481
Contingent Deferred Sales Charge	484

Transamerica Asset Allocation - Growth Portfolio

Received by Underwriter	$4,951
Retained by Underwriter	773
Contingent Deferred Sales Charge	890

Transamerica Asset Allocation - Moderate Growth Portfolio

Received by Underwriter	$9,619
Retained by Underwriter	1,555
Contingent Deferred Sales Charge	1,734

Transamerica Asset Allocation - Moderate Portfolio

Received by Underwriter	$5,193
Retained by Underwriter	856
Contingent Deferred Sales Charge	879

Transamerica Multi-Manager Alternative Strategies Portfolio

Received by Underwriter	$1,157
Retained by Underwriter	182
Contingent Deferred Sales Charge	73

Transamerica Multi-Manager International Portfolio

Received by Underwriter	$838
Retained by Underwriter	132
Contingent Deferred Sales Charge	205

Administrative services: The Funds have entered into agreements with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.

Transfer agent fees: The Funds pay TFS an annual per-account charge for each open and closed account. The Funds paid TFS the following for the year ended October 31, 2008:

Fund	Fees
Transamerica Asset Allocation - Conservative Portfolio	$673
Transamerica Asset Allocation - Growth Portfolio	2,706
Transamerica Asset Allocation - Moderate Growth Portfolio	3,755
Transamerica Asset Allocation - Moderate Portfolio	1,765
Transamerica Multi-Manager Alternative Strategies Portfolio	184
Transamerica Multi-Manager International Portfolio	597

Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by Transamerica Funds. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, including the Funds, or investment options under Transamerica Partners Institutional Fund Group, Transamerica Institutional Asset Allocation Funds, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is an unfunded and unsecured claim against the general assets of all series of Transamerica Funds.

48

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. (continued)

The pro rata liability to the Funds of all deferred fees in the Plan amounted, as of October 31, 2008, to the following:

Fund	Deferred Fees
Transamerica Asset Allocation - Conservative Portfolio	$26
Transamerica Asset Allocation - Growth Portfolio	70
Transamerica Asset Allocation - Moderate Growth Portfolio	123
Transamerica Asset Allocation - Moderate Portfolio	69
Transamerica Multi-Manager Alternative Strategies Portfolio	5
Transamerica Multi-Manager International Portfolio	14

Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica Funds upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica Funds on a pro rata basis allocable to each Transamerica Fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee’s current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

At October 31, 2008, the Funds’ liabilities related to the Emeritus Plan were as follows:

Fund	Emeritus Fees
Transamerica Asset Allocation - Conservative Portfolio	$6
Transamerica Asset Allocation - Growth Portfolio	17
Transamerica Asset Allocation - Moderate Growth Portfolio	32
Transamerica Asset Allocation - Moderate Portfolio	20
Transamerica Multi-Manager Alternative Strategies Portfolio	—
Transamerica Multi-Manager International Portfolio	1

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica Funds.

The Emeritus Plan was terminated effective October 30, 2007. Upon the termination, the Funds shall continue to pay any remaining benefits in accordance with the Plan, but no further compensation shall accrue under the Plan.

Brokerage commissions: There were no brokerage commissions incurred by the Funds on security transactions placed with affiliates of the advisers for the year ended October 31, 2008.

NOTE 3.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2008 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Fund	Long-term	U.S. Government	Long- term	U.S. Government

Transamerica Asset Allocation - Conservative Portfolio	$366,179	$—	$77,611	$—

Transamerica Asset Allocation - Growth Portfolio	414,409	—	257,674	—

Transamerica Asset Allocation - Moderate Growth Portfolio	829,433	—	480,256	—

Transamerica Asset Allocation - Moderate Portfolio	495,225	—	254,662	—

Transamerica Multi-Manager Alternative Strategies Portfolio	161,760	—	8,878	—

Transamerica Multi-Manager International Portfolio	245,681	—	163,319	—

NOTE 4. FEDERAL INCOME TAX MATTERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Management has evaluated the Funds tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Funds financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities

Transamerica Asset Allocation - Conservative Portfolio	$2,353	$—	$(2,353)

Transamerica Asset Allocation - Growth Portfolio	4,931	—	(4,931)

49

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 4. (continued)

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities

Transamerica Asset Allocation - Moderate Growth Portfolio	16,427	—	(16,427)

Transamerica Asset Allocation - Moderate Portfolio	4,007	—	(4,007)

Transamerica Multi-Manager Alternative Strategies Portfolio	—	—	—

Transamerica Multi-Manager International Portfolio	(1,134)	1,134	—

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Fund	Capital Loss Carryforwards	Available Through

Transamerica Multi-Manager Alternative Strategies Portfolio	$159	October 31, 2016

Transamerica Multi-Manager International Portfolio	36,280	October 31, 2016

Funds not listed in the above table did not have any capital loss carryforwards.

There were no capital loss carryforwards utilized during the year ended October 31, 2008.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2007 and 2008 was as follows:

	Distributions Paid From: 2007		Distributions Paid From: 2008
	Ordinary income	Long-term Capital Gain	Ordinary income	Long- term Capital Gain

Transamerica Asset Allocation - Conservative Portfolio	$19,157	$12,903	$18,360	$13,795

Transamerica Asset Allocation - Growth Portfolio	34,305	53,648	1,116	68,795

Transamerica Asset Allocation - Moderate Growth Portfolio	73,568	70,685	38,335	115,144

Transamerica Asset Allocation - Moderate Portfolio	44,697	45,290	35,977	65,091

Transamerica Multi-Manager Alternative Strategies Portfolio	—	—	2,452	—

Transamerica Multi-Manager International Portfolio	8,813	—	10,674	3,331

The tax basis components of distributable earnings as of October 31, 2008 are as follows:

Fund	Undistributed Ordinary income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)

Transamerica Asset Allocation - Conservative Portfolio	$4,192	$—	$—	$(1)	$(160,119)

Transamerica Asset Allocation - Growth Portfolio	16,065	—	—	—	(500,087)

Transamerica Asset Allocation - Moderate Growth Portfolio	25,790	—	—	2	(761,844)

Transamerica Asset Allocation - Moderate Portfolio	26,719	—	—	1	(365,217)

Transamerica Multi-Manager Alternative Strategies Portfolio	504	—	(159)	—	(46,807)

Transamerica Multi-Manager International Portfolio	—	—	(36,280)	—	(147,413)

NOTE 5. ACCOUNTING PRONOUNCEMENT

In March 2008, the FASB issued its new Standard No. 161, “Disclosure About Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a Fund’s derivative and hedging activities.  Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

50

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Growth Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio, and Transamerica Multi-Manager International Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Growth Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio, and Transamerica Multi-Manager International Portfolio (individually a “Fund”, collectively the “Funds”) at October 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

December 29, 2008

51

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2008, the Funds designated the following as qualified dividend income:

Fund	Qualified Dividend Income
Transamerica Asset Allocation — Conservative Portfolio	$3,250
Transamerica Asset Allocation — Growth Portfolio	10,897
Transamerica Asset Allocation — Moderate Growth Portfolio	15,418
Transamerica Asset Allocation — Moderate Portfolio	11,107
Transamerica Multi-Manager Alternative Strategies Portfolio	255
Transamerica Multi-Manager International Portfolio	4,150

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Fund	Dividend Received Deduction Percentage
Transamerica Asset Allocation — Conservative Portfolio	8.41%
Transamerica Asset Allocation — Growth Portfolio	46.61%
Transamerica Asset Allocation — Moderate Growth Portfolio	19.74%
Transamerica Asset Allocation — Moderate Portfolio	12.14%
Transamerica Multi-Manager Alternative Strategies Portfolio	4.01%
Transamerica Multi-Manager International Portfolio	1.61%

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2008 were as follows:

Fund	Long-Term Capital Designation
Transamerica Asset Allocation — Conservative Portfolio	$16,148
Transamerica Asset Allocation — Growth Portfolio	73,726
Transamerica Asset Allocation — Moderate Growth Portfolio	131,571
Transamerica Asset Allocation — Moderate Portfolio	69,098
Transamerica Multi-Manager Alternative Strategies Portfolio	—
Transamerica Multi-Manager International Portfolio	3,331

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008
Form 1099-DIV.

52

TRANSAMERICA FUNDS

Management of the Funds

The Board Members and executive officers of the Trust are listed below. The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of the Trust by its officers. The Board also reviews the management of each Fund’s assets by the investment adviser and its respective sub-adviser.  The Funds are among the funds advised and sponsored by TAM (collectively, the “Transamerica Asset Management Group”). The Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”).

The mailing address of each Board Member is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The Board Members, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	2006 - present

Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), TII; Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST; Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS; President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2000 – present), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM; President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2001 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 –present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and TIM (2001 – 2005).

				176	N/A

53

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (DOB: 6/13/52)	Board Member	2008 - present	Retired, KPMG (1999 – present); and Board Member, TII (2003 – present), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (March 2008 – present).	176	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (DOB: 3/27/56)	Board Member	2002 - present

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); TII (February 2008 – present); Owner and President, Prestige Automotive Group (2001 – 2005); President, L. J. Hill & Company (1999 – present); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				176	N/A

Neal M. Jewell (DOB: 2/12/35)	Lead Independent Board Member	2007 - present	Retired (2004 – present); Lead Independent Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Lead Independent Board Member, Transamerica Funds, TST and TIS (2007 – present); Lead Independent Board Member, TII (February 2008 – present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 – 2004).	176	N/A

Russell A. Kimball, Jr. (DOB: 8/17/44)	Board Member	2002 - present	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds and TIS (2002 – present); TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (February 2008 – present).	176	N/A

54

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

Eugene M. Mannella (DOB: 2/1/54)	Board Member	2007 - present	Chief Executive Officer, Hedge Fund Services, LLC (hedge fund administration) (January 2008 – present); Self-employed consultant (2006 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1994 – present); Board Member, Transamerica Funds, TIS and TST (2007 – present); Board Member, TII (February 2008 – present); and President, International Fund Services (alternative asset administration) (1993 – 2005).	176	N/A

Norm R. Nielsen (DOB: 5/11/39)	Board Member	2006 - present	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (February 2008 – present); Director, Iowa City Area Development (1996 – 2004); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1987 – 1988); and President, Kirkwood Community College (1979 – 2005).	176	Buena Vista University Board of Trustees (2004 - present)

Joyce Galpern Norden (DOB: 6/1/39)	Board Member	2007 - present	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (February 2008 – present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	176	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (DOB: 7/1/50)	Board Member	2007 - present	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 – present); Board Member, Transamerica Funds and TST (2007 – present); Board Member, TIS (2007 – present); Board Member, TII (2008 – present); and Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present).	176	N/A

John W. Waechter (DOB: 2/25/52)	Board Member	2005 - present	Attorney, Englander & Fischer, P.A. (March 2008 – present); Retired (2004 – March 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (February 2008 – present); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	176	N/A

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.
***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

55

OFFICERS

The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period).  Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	2006 - present	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	2006 - present

Vice President, General Counsel and Secretary, TII, Transamerica Funds, TST and TIS (2006 – present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 – present); Assistant Vice President, TCI (2007 – present); and Director, Deutsche Asset Management (1998 – 2006).

Joseph P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	2007 - present

Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST, TIS and TII (2007 – present); Vice President (2007 – present), Treasurer and Principal Financial Officer (2001 – present), TPP, TPFG, TPFG II and TAAVF; Senior Vice President, TAM and TFS (2007 – present); Senior Vice President (January 2008 – present), Vice President (2001 – January 2008); Diversified Investment Advisors, Inc. (“DIA”); Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 – present); Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 – present); and Treasurer, Diversified Actuarial Services, Inc. (December 2002 – present).

Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	2005 - present

Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII; Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM; Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

56

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Rick B. Resnik (DOB: 1/24/67)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	2008 - present

Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (1998 – present); Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (January 2008 – present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (June 2008 – present); Senior Vice President and Chief Compliance Officer, TAM (January 2008 – present); Senior Vice President, TFS (January 2008 – present); Director (2000 – present), Vice President and Chief Compliance Officer (1997 – present), DISC; and Assistant Vice President, TFLIC (1999 – present).

Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	2005 - present

Assistant Treasurer (2007 – present), Assistant Vice President (2005 – 2007), Transamerica Funds, TST, TIS and TII; Assistant Treasurer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director of Financial Reporting (2007 – present); Assistant Vice President (2005 – 2007), TAM and TFS; and Assistant Vice President, JPMorgan Chase & Co. (1999 – 2005).

Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	2007 - present	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Vice President, DIA (1998 – present).

Richard E. Shield, Jr. (DOB: 1/3/74)	Tax Officer	2008 - present

Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (June 2008 – present); Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006); Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

*    Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.  No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Funds’ website at www.transamericafunds.com.

57

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolios holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

58

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Open Funds

Annual Report

October 31, 2008

www.transamericafunds.com

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  Both equity and fixed-income markets have experienced extreme volatility and accelerating downward pricing pressure over the past twelve months as a credit crisis has had profound effects on the financial markets and has spilled over into the global economy. Oil prices rose dramatically throughout the first seven months of 2008 and have fallen precipitously since then as the global economy has struggled and demand has declined. The Federal Reserve has lowered the federal funds rate during the past twelve months from 4.25% in November 2007 to 1.00% at the end of October 2008 as it has sought to provide liquidity in a difficult market environment. The Treasury department has also been taking an active role in an effort to stabilize the markets, including the initiation of the Temporary Guarantee Program for Money Market Funds and the Troubled Assets Relief Program (TARP). The job market continues to struggle, as non-farm payrolls have weakened and the unemployment rate has risen to over 6%. In this environment, investors have flocked to money market instruments and Treasuries in a flight to quality. Many funds have struggled to produce positive returns. For the twelve months ending October 31, 2008, the Dow Jones Industrial Average returned -31.24%, the Standard & Poor’s 500 Index returned -36.10%, and the Barclays Capital US Aggregate Bond Index returned 0.30%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples, CFA
President & Chief Executive Officer	Vice President & Chief Investment Officer
Transamerica Funds	Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Transamerica Balanced

(unaudited)

MARKET ENVIRONMENT

Faced with many challenges in the twelve months ended October 31, 2008, US equity indices delivered double-digit negative returns across the board. Stocks underperformed bonds, as the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) declined 36.10% and the Barclays Capital (formerly Lehman Brothers) US Government/Credit Bond Index (“BCGC”) fell 1.06%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. The higher borrowing costs made it more difficult for companies to fund payroll, inventory and other near-term expenses. Consumers, who already were feeling the effects of higher energy and food prices and rising unemployment, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the US government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown increased.

A 60% equity/40% bond blend of the above mentioned indices declined 23.39% during the period.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Balanced Class A returned (33.55)%. By comparison, its primary and secondary benchmarks, the S&P 500 and the BCGC, returned (36.10)% and (1.06)%, respectively.

STRATEGY REVIEW

Transamerica Balanced’s twelve-month return reflects an overweighting in equities, which underperformed bonds, and underperformance of the equity and bond portfolios as compared to their respective benchmarks.

On the equity side, the key factors in the lagging returns were our underweighting in the top-performing consumer staples sector and poor results for some of our automotive/transportation holdings (e.g., Daimler AG (“Daimler”)). Daimler suffered during the year due primarily to the downward trend in automotive sales worldwide and the lack of financing available to consumers. Partially offsetting these declines were our selections in the healthcare (e.g., Gilead Sciences, Inc. (“Gilead”)) and producer durables (e.g., W.W. Grainger, Inc. (“Grainger”)) sectors. Gilead, a biopharmaceutical company working on treatments for cures to life-threatening diseases, has benefited from competitors being merged, which reduced its competition. Grainger, a building maintenance supply company, has implemented improvement projects within its businesses. This company-specific catalyst enabled Grainger to take market share from competitors, partially offsetting the effects of a weaker economy. The portfolio also benefited from our underweighting the financials sector.

In the bond portfolio, an overweighting of non-government sectors (i.e., investment-grade corporate securities and agency mortgage securities), which lagged the Treasury sector, was the primary source of underperformance. The negative effect of these overweightings was partially mitigated by our individual security selection. Among investment-grade corporate bonds, we had no exposure to the most distressed companies in the troubled financial services sector. On the mortgage side, our emphasis was on short-duration agency collateralized mortgage obligations, which were less volatile than other mortgage securities.

We believe a consumer-driven recession has already arrived.   We believe the federal government’s $700-billion rescue of the financial services sector, the biggest government intervention in the financial system since the 1930s, should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and reduce the severity of the recession. The equity portfolio is populated with securities of companies that, in our opinion, have capable management teams, strong balance sheets and highly competitive positions, and that stand to benefit from long-term secular trends. We believe these traits will allow the companies to weather a recession better than most and emerge as stronger competitors on the other side. On the bond side, we are maintaining a relatively cautious stance, with a shorter-than-index duration and a focus on quality.

Gary U. Rollé, CFA

Greg D. Haendel, CFA

Derek S. Brown, CFA

Geoffrey I. Edelstein, CFA, CIC

Edward S. Han

John J. Huber, CFA

Peter O. Lopez

Erik U. Rollé

Brian W. Westhoff, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Prior to October 1, 2008, Heidi Y. Hu, CFA was also a co-portfolio manager.

1

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Class A (NAV)	(33.55)%	0.12%	2.83%	7.24%	12/2/94
Class A (POP)	(37.22)%	(1.00)%	2.24%	6.81%	12/2/94
S&P 500(1)	(36.10)%	0.26%	0.40%	7.56%	12/2/94
Barclays Capital Government/Credit Bond Index(1)	(1.06)%	3.08%	4.81%	6.36%	12/2/94

Class B (NAV)	(33.95)%	(0.45)%	2.32%	6.13%	10/1/95
Class B (POP)	(37.15)%	(0.64)%	2.32%	6.13%	10/1/95

Class C (NAV)	(33.92)%	(0.45)%	N/A	0.89%	11/11/02
Class C (POP)	(34.56)%	(0.45)%	N/A	0.89%	11/11/02

NOTES

(1) The Standard and Poor's 500 Composite Stock Index (S&P 500) and the Barclays Capital Government/Credit Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$728.23	1.52%	$6.60
Hypothetical (b)	1,000.00	1,017.50	1.52	7.71

Class B
Actual	1,000.00	726.50	2.13	9.24
Hypothetical (b)	1,000.00	1,014.43	2.13	10.79

Class C
Actual	1,000.00	726.46	2.06	8.94
Hypothetical (b)	1,000.00	1,014.78	2.06	10.43

(a)    Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)    5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by Asset Type of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

3

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (5.1%)
U.S. Treasury Bond
4.38%, due 02/15/2038 ^	$1,202	$1,205
5.00%, due 05/15/2037 ^	1,774	1,954
U.S. Treasury Inflation Indexed Note
1.38%, due 07/15/2018 ^	452	387
U.S. Treasury Note
2.00%, due 09/30/2010	250	252
3.88%, due 05/15/2018 ^	714	713
4.00%, due 08/15/2018 ^	627	628
Total U.S. Government Obligations (cost $5,157)		5,139

U.S. GOVERNMENT AGENCY OBLIGATIONS (7.5%)
Fannie Mae
5.00%, due 04/25/2034	700	665
5.50%, due 10/01/2036 - 04/01/2038	2,506	2,450
Freddie Mac
4.25%, due 10/15/2026	826	824
5.00%, due 05/15/2028 - 10/15/2030	2,500	2,471
5.35%, due 11/14/2011	1,070	1,071
Total U.S. Government Agency Obligations (cost $7,537)		7,481

MORTGAGE-BACKED SECURITIES (3.1%)
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4
5.20%, due 12/11/2038	750	563
Crown Castle Towers LLC
Series 2006-1A, Class AFX
5.24%, due 11/15/2036 -144A	739	710
Morgan Stanley Capital I
Series 2006-HQ10, Class A4
5.33%, due 11/12/2041	750	568
SBA CMBS Trust
Series 2006-1A, Class A
5.31%, due 11/15/2036 -144A	680	637
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28, Class A4
5.57%, due 10/15/2048	734	559
Series 2007-C32, Class H
5.74%, due 06/15/2049 -144A	245	65
Total Mortgage-Backed Securities (cost $3,880)		3,102

ASSET-BACKED SECURITY (0.6%)
USAA Auto Owner Trust
Series 2007-2, Class A3
4.90%, due 02/15/2012	605	596
Total Asset-Backed Security (cost $605)		596

CORPORATE DEBT SECURITIES (22.9%)
Aerospace & Defense (0.9%)
Embraer Overseas, Ltd.
6.38%, due 01/24/2017	250	162
Honeywell International, Inc.
6.13%, due 11/01/2011	660	662
Airlines (0.2%)
Delta Air Lines, Inc.
7.57%, due 11/18/2010	270	224
Automobiles (0.8%)
Daimler Finance North America LLC
3.25%, due 03/13/2009 *	405	385
7.20%, due 09/01/2009	460	427
Beverages (1.9%)
Coca-Cola Enterprises, Inc.
3.31%, due 05/06/2011 *	480	463
Diageo Capital PLC
5.75%, due 10/23/2017	458	394
Molson Coors Capital Finance
4.85%, due 09/22/2010	485	486
Sabmiller PLC
6.20%, due 07/01/2011 -144A	460	467
Capital Markets (0.7%)
Lazard Group
7.13%, due 05/15/2015	385	303
Merrill Lynch & Co., Inc.
5.45%, due 02/05/2013	475	428
Chemicals (2.4%)
ICI Wilmington, Inc.
4.38%, due 12/01/2008	791	791
Lubrizol Corp.
4.63%, due 10/01/2009	1,350	1,301
PPG Industries, Inc.
5.75%, due 03/15/2013	280	261
Commercial Banks (1.0%)
Barclays Bank PLC
7.70%, due 04/25/2018 -144A ¡ Ž	395	274
PNC Bank NA
6.00%, due 12/07/2017	250	217
6.88%, due 04/01/2018	270	249
Wells Fargo Bank NA
5.75%, due 05/16/2016 ^	300	269
Construction Materials (0.2%)
Lafarge SA
7.13%, due 07/15/2036	255	183
Consumer Finance (0.7%)
American Honda Finance Corp.
5.13%, due 12/15/2010 -144A	450	440
Discover Financial Services
3.35%, due 06/11/2010 *	432	307
Containers & Packaging (0.3%)
Rexam PLC
6.75%, due 06/01/2013 -144A	315	309
Diversified Financial Services (0.7%)
Glencore Funding LLC
6.00%, due 04/15/2014 -144A	292	276
Pemex Finance, Ltd.
9.03%, due 02/15/2011	425	428
Diversified Telecommunication Services (1.1%)
AT&T, Inc.
4.13%, due 09/15/2009	304	301
Telefonica Europe BV
7.75%, due 09/15/2010	415	402
Verizon Communications, Inc.
8.75%, due 11/01/2018	435	444
Food & Staples Retailing (0.2%)
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012	225	200
Food Products (1.0%)
Bunge, Ltd. Finance Corp.
4.38%, due 12/15/2008	500	498
Cargill, Inc.
5.60%, due 09/15/2012 -144A	225	209

The notes to the financial statements are an integral part of this report.

4

	Principal	Value
Food Products (continued)
Michael Foods, Inc.
8.00%, due 11/15/2013	$320	$277
Hotels, Restaurants & Leisure (0.2%)
Royal Caribbean Cruises, Ltd.
8.75%, due 02/02/2011	252	217
Household Products (0.2%)
Kimberly-Clark Corp.
6.63%, due 08/01/2037	250	220
Industrial Conglomerates (0.4%)
Hutchison Whampoa International, Ltd.
5.45%, due 11/24/2010 -144A	450	425
Insurance (0.6%)
Hartford Financial Services Group, Inc.
7.90%, due 06/15/2010	525	513
Oil Insurance, Ltd.
7.56%, due 06/30/2011 -144A ¡ Ž	270	137
IT Services (0.4%)
Western Union Co.
5.40%, due 11/17/2011	450	438
Machinery (0.3%)
Tyco Electronics Group SA
6.55%, due 10/01/2017	392	326
Media (1.0%)
Comcast Corp.
7.05%, due 03/15/2033	325	269
Historic TW, Inc.
9.13%, due 01/15/2013	485	466
News America Holdings, Inc.
7.75%, due 12/01/2045	262	219
Metals & Mining (0.4%)
Arcelormittal
5.38%, due 06/01/2013 -144A	440	358
Multiline Retail (0.3%)
Neiman-Marcus Group, Inc.
9.00%, due 10/15/2015 ^	200	137
Target Corp.
7.00%, due 01/15/2038	242	185
Multi-Utilities (0.5%)
Sempra Energy
4.75%, due 05/15/2009	480	473
Oil, Gas & Consumable Fuels (2.6%)
Burlington Resources Finance Co.
6.50%, due 12/01/2011	450	450
Enterprise Products Operating, LP
4.63%, due 10/15/2009	320	306
Kinder Morgan Energy Partners, LP
7.50%, due 11/01/2010	455	435
Petrobras International Finance Co.
5.88%, due 03/01/2018	280	220
PetroHawk Energy Corp.
9.13%, due 07/15/2013	360	277
Teppco Partners, LP
7.00%, due 06/01/2067 ¡	300	207
Valero Logistics Operations, LP
6.88%, due 07/15/2012	710	725
Pharmaceuticals (0.4%)
Allergan, Inc.
5.75%, due 04/01/2016	445	397
Real Estate Investment Trusts (2.3%)
BRE Properties, Inc.
5.75%, due 09/01/2009	1,115	1,088
PPF Funding, Inc.
5.35%, due 04/15/2012 -144A	781	737
Wea Finance LLC / WCI Finance LLC
5.40%, due 10/01/2012 -144A	520	453
Real Estate Management & Development (0.6%)
Post Apartment Homes, LP
6.30%, due 06/01/2013	569	559
Road & Rail (0.6%)
Erac USA Finance Co.
6.38%, due 10/15/2017 -144A	335	205
Hertz Corp.
8.88%, due 01/01/2014	200	146
Union Pacific Corp.
5.70%, due 08/15/2018	350	294
Total Corporate Debt Securities (cost $25,560)		22,919

	Shares
COMMON STOCKS (58.2%)
Aerospace & Defense (1.0%)
Boeing Co. ^	20,000	1,045
Air Freight & Logistics (1.6%)
Expeditors International of Washington, Inc. ^	50,000	1,632
Auto Components (2.4%)
BorgWarner, Inc. ^	50,000	1,124
Johnson Controls, Inc.	72,000	1,277
Biotechnology (2.1%)
Gilead Sciences, Inc. ‡ ^	46,000	2,109
Capital Markets (7.0%)
BlackRock, Inc. ^	12,000	1,576
Charles Schwab Corp. ^	130,000	2,486
Merrill Lynch & Co., Inc. ^	70,000	1,301
T. Rowe Price Group, Inc. ^	39,843	1,575
Chemicals (1.7%)
Sigma-Aldrich Corp. ^	40,000	1,754
Communications Equipment (2.5%)
Qualcomm, Inc.	65,000	2,487
Computers & Peripherals (2.7%)
Apple, Inc. ‡ ^	25,000	2,690
Construction & Engineering (1.2%)
Jacobs Engineering Group, Inc. ‡ ^	32,000	1,166
Consumer Finance (1.0%)
American Express Co.	35,000	963
Diversified Financial Services (0.8%)
CME Group, Inc. ^	2,800	790
Diversified Telecommunication Services (2.5%)
Verizon Communications, Inc. ^	85,000	2,522
Electronic Equipment & Instruments (1.6%)
Tyco Electronics, Ltd.	85,000	1,652
Energy Equipment & Services (0.9%)
Schlumberger, Ltd. ^	18,000	930
Food & Staples Retailing (2.0%)
Costco Wholesale Corp. ^	35,000	1,995
Health Care Equipment & Supplies (3.3%)
Becton Dickinson & Co.	21,555	1,496
Varian Medical Systems, Inc. ‡ ^	40,000	1,820
Industrial Conglomerates (1.6%)
General Electric Co.	80,000	1,561
Internet & Catalog Retail (2.0%)
Amazon.com, Inc. ‡ ^	35,000	2,003

The notes to the financial statements are an integral part of this report.

5

	Shares	Value
Internet Software & Services (2.2%)
Google, Inc. -Class A ‡	6,000	$2,156
Machinery (4.5%)
Caterpillar, Inc. ^	30,000	1,145
Kennametal, Inc.	80,000	1,698
PACCAR, Inc. ^	60,000	1,754
Oil, Gas & Consumable Fuels (1.1%)
Anadarko Petroleum Corp.	30,000	1,059
Pharmaceuticals (1.0%)
Allergan, Inc.	25,000	992
Road & Rail (2.3%)
Burlington Northern Santa Fe Corp.	26,000	2,316
Semiconductors & Semiconductor Equipment (1.8%)
Intel Corp.	111,000	1,776
Software (4.4%)
Adobe Systems, Inc. ‡	90,000	2,398
Oracle Corp. ‡	60,000	1,097
Salesforce.com, Inc. ‡ ^	30,000	929
Trading Companies & Distributors (3.0%)
WW Grainger, Inc. ^	38,500	3,025
Total Common Stocks (cost $72,778)		$58,299

	Principal
REPURCHASE AGREEMENT (7.0%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $6,973 on 11/03/2008 à •	$6,973	6,973
Total Repurchase Agreement (cost $6,973)		6,973

	Shares
SECURITIES LENDING COLLATERAL (25.8%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à ▲	25,791,082	25,791

Total Securities Lending Collateral (cost $25,791)		25,791

Total Investment Securities (cost $148,281) #		$130,300

NOTES TO SCHEDULE OF INVESTMENTS:

 ^              All or a portion of this security is on loan. The value of all securities on loan is $25,194.

*                Floating or variable rate note. Rate is listed as of 10/31/2008.

Ž               The security has a perpetual maturity. The date shown is the next call date.

¡                Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2008.

‡                 Non-income producing security.

•               Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 3.56% to 3.94%, maturity dates ranging between 10/25/2036 - 08/01/2037, and with market values plus accrued interests of $7,115.

à                State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.

▲          Interest rate shown reflects the yield at 10/31/2008.

#                Aggregate cost for federal income tax purposes is $148,381. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,474 and $21,555, respectively. Net unrealized depreciation for tax purposes is $18,081.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $5,702, or 5.70% of the Fund’s net assets.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

6

Transamerica Convertible Securities

(unaudited)

MARKET ENVIRONMENT

Faced with many challenges in the twelve months ended October 31, 2008, US stocks lost ground, and the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) declined 36.10%. Convertibles, which are highly sensitive to equity-market trends, followed stocks lower; the Merrill Lynch All US Convertible Securities Index (“MLCI”) declined 38.49%.

What began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe credit crises. Overnight lending between banks, a vital part of maintaining the flow of capital in the financial system, was disrupted as banks increasingly worried about undisclosed risks from exotic securities. As credit problems multiplied, financial institutions focused on protecting their financial positions and demanded higher yields on corporate debt to compensate for the greater risk associated with the uncertain environment. This made it more difficult and expensive for businesses to issue debt, causing Wall Street’s problems to spill over to Main Street, where businesses were already dealing with the signs of a slowing economy, including falling home prices, rising costs for food and energy, higher unemployment, lack of wage growth and tighter credit conditions. Although the Federal Reserve Board (“Fed”) and the US government intervened on several occasions, taking somewhat unprecedented measures, the credit crisis persisted and the economic outlook continued to dim.

Convertibles generally fare better than stocks during equity bear markets. That was not the case toward the end of the period.  To raise cash, large institutional holders of convertibles (e.g., hedge funds) sold convertibles in volume. Additionally, corporate debt yields climbed, reducing the value of convertibles’ debt component.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Convertible Securities Class A returned (38.92)%. By comparison, its benchmark, the MLCI returned (38.49)%.

STRATEGY REVIEW

We seek the convertibles of well-run companies that generate free cash flow and stand to benefit from positive changes in the companies, their industries, or the external forces driving their businesses. These parameters led us to trim back the portfolio’s investments in securities from consumer discretionary companies, many of which were very susceptible to the worsening economy. This benefited the portfolio late in the period, as the poor economic situation became increasingly apparent. Also working to the portfolio’s advantage was an increased focus on securities from companies whose business models allowed them to weather the economic downturn relatively well. Among the portfolio’s large contributors to results was Gilead Sciences, Inc. (“Gilead”), a biopharmaceutical company. Gilead, which develops and markets treatments for diseases such as hepatitis C and HIV, saw steady product demand. Another top-performer was Informatica Corporation, a software company providing enterprise data integration. The company receives recurring cash flows from licensing and maintaining its software programs.

A key detractor was the portfolio’s overweighting in the energy sector. Early in the period, as commodity prices soared, our selections in natural gas producer Chesapeake Energy Corporation and oil services provider Schlumberger Limited (“Schlumberger”) garnered positive returns. When commodity prices later declined, performance in this sector followed suit.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and serve to shorten or at least reduce the severity of the recession. In the interim, market conditions likely will not be favorable. With that in mind, we are seeking securities of non-cyclical businesses that we believe benefit from long-term secular trends and thus can hold their own amidst the turbulence.

Kirk J. Kim

Peter O. Lopez

Co- Portfolio Managers

Transamerica Investment Management, LLC

7

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(38.92)%	0.41%	2.67%	3/1/02
Class A (POP)	(41.81)%	(0.55)%	1.92%	3/1/02
Merrill Lynch All U.S. Convertible Securities Index(1)	(38.49)%	(2.39)%	0.42%	3/1/02

Class B (NAV)	(39.32)%	(0.29)%	1.98%	3/1/02
Class B (POP)	(41.66)%	(0.42)%	1.98%	3/1/02

Class C (NAV)	(39.24)%	(0.29)%	3.25%	11/11/02

Class C (POP)	(39.71)%	(0.29)%	3.25%	11/11/02
Class I (NAV)	(38.58)%	N/A	(4.39)%	11/15/05

NOTES

(1) The Merrill Lynch All U.S. Convertibles Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

8

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypotetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$675.14	1.35%	$5.68
Hypothetical (b)	1,000.00	1,018.35	1.35	6.85

Class B
Actual	1,000.00	672.93	2.04	8.58
Hypothetical (b)	1,000.00	1,014.88	2.04	10.33

Class C
Actual	1,000.00	673.77	1.95	8.20
Hypothetical (b)	1,000.00	1,015.33	1.95	9.88

Class I
Actual	1,000.00	677.22	0.84	3.54
Hypothetical (b)	1,000.00	1,020.91	0.84	4.27

(a)   Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)   5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by Investment Type of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

9

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (3.1%)
Automobiles (1.6%)
Daimler Finance North America LLC
3.17%, due 03/13/2009 *	$1,955	$1,839
Hotels, Restaurants & Leisure (1.5%)
MGM Mirage, Inc.
6.00%, due 10/01/2009	1,950	1,735
Total Corporate Debt Securities (cost $3,533)		3,574

	Shares
CONVERTIBLE PREFERRED STOCKS (11.8%)
Capital Markets (1.7%)
Credit Suisse, Inc. 5.50% q ▲	36,010	1,888
Chemicals (1.6%)
Celanese Corp. 4.25% ▲	97,000	1,828
Diversified Financial Services (2.6%)
Bank of America Corp. 7.25% ▲	4,236	2,965
Insurance (3.0%)
MetLife, Inc. 6.38% ▲	390,000	3,382
Oil, Gas & Consumable Fuels (0.6%)
Dune Energy, Inc. 12.00% -144A ▲	1,648	618
Road & Rail (2.3%)
Kansas City Southern Railway 5.13% ▲	2,450	2,606
Total Convertible Preferred Stocks (cost $16,015)		13,287

	Principal
CONVERTIBLE BONDS (68.1%)
Aerospace & Defense (3.8%)
Alliant Techsystems, Inc.
2.75%, due 02/15/2024	$3,910	4,237
Airlines (0.8%)
AMR Corp.
4.50%, due 02/15/2024	945	891
Beverages (3.4%)
Molson Coors Brewing Co.
2.50%, due 07/30/2013 ^	4,150	3,787
Biotechnology (4.3%)
Gilead Sciences, Inc.
0.63%, due 05/01/2013 ^	3,855	4,785
Capital Markets (6.2%)
BlackRock, Inc.
2.63%, due 02/15/2035	2,225	2,940
Merrill Lynch & Co., Inc.
Zero Coupon, due 03/13/2032	3,950	4,034
Commercial Services & Supplies (3.1%)
Covanta Holding Corp.
1.00%, due 02/01/2027	4,225	3,491
Electronic Equipment & Instruments (1.8%)
Itron, Inc.
2.50%, due 08/01/2026 ^	2,452	2,023
Energy Equipment & Services (6.8%)
Core Laboratories, LP
0.25%, due 10/31/2011	2,830	2,480
Schlumberger, Ltd.
2.13%, due 06/01/2023	1,452	1,913
Transocean, Inc.
1.63%, due 12/15/2037	3,750	3,300
Food & Staples Retailing (3.0%)
Costco Wholesale Corp.
Zero Coupon, due 08/19/2017	2,587	3,350
Health Care Equipment & Supplies (2.6%)
NuVasive, Inc.
2.25%, due 03/15/2013 -144A	2,493	2,932
IT Services (2.2%)
Alliance Data Systems Corp.
1.75%, due 08/01/2013 -144A	3,320	2,465
Leisure Equipment & Products (3.0%)
Hasbro, Inc.
2.75%, due 12/01/2021	2,450	3,369
Life Sciences Tools & Services (1.5%)
Fisher Scientific International, Inc.
3.25%, due 03/01/2024 ^	1,529	1,745
Media (2.3%)
Macrovision Corp.
2.63%, due 08/15/2011	3,875	2,596
Oil, Gas & Consumable Fuels (1.8%)
Chesapeake Energy Corp.
2.50%, due 05/15/2037 ^	3,330	2,085
Pharmaceuticals (5.5%)
Allergan, Inc.
1.50%, due 04/01/2026 ^	3,250	2,929
Sepracor, Inc.
Zero Coupon, due 10/15/2024 ^	3,700	3,293
Road & Rail (2.9%)
CSX Corp.
Zero Coupon, due 10/30/2021	2,000	3,243
Software (5.4%)
Informatica Corp.
3.00%, due 03/15/2026	4,105	3,556
Nuance Communications, Inc.
2.75%, due 08/15/2027	3,100	2,484
Specialty Retail (3.5%)
Penske Auto Group, Inc.
3.50%, due 04/01/2026	3,830	2,571
TJX Companies, Inc.
Zero Coupon, due 02/13/2021	1,500	1,318
Wireless Telecommunication Services (4.2%)
NII Holdings, Inc.
2.75%, due 08/15/2025	823	665
3.13%, due 06/15/2012 -144A	2,304	1,267
SBA Communications Corp.
1.88%, due 05/01/2013 -144A	4,270	2,786
Total Convertible Bonds (cost $93,383)		76,535

The notes to the financial statements are an integral part of this report.

10

	Principal	Value
REVERSE CONVERTIBLE BONDS¥ (7.9%)
Capital Markets (7.9%)
Deutsche Bank AG
27.01%, due 01/02/2009 -144A §	$88	$5,222
Goldman Sachs Group, Inc.
17.65%, due 12/05/2008 -144A §	34	3,592
Total Reverse Convertible Bonds (cost $12,494)		8,814

REPURCHASE AGREEMENT (6.2%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $6,992 on 11/03/2008 à •	6,992	6,992
Total Repurchase Agreement (cost $6,992)		6,992

	Shares
SECURITIES LENDING COLLATERAL (13.8%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à ▲	15,504,358	15,504

Total Securities Lending Collateral (cost $15,504)		15,504

Total Investment Securities (cost $147,921) #		$124,706

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 10/31/2008.
^	All or a portion of this security is on loan. The value of all securities on loan is $15,182.
•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.00%, and a maturity date of 06/01/2014, and with a market value plus accrued interest of $7,133.

§	Illiquid. At 10/31/2008, these securities aggregated $8,814, or 7.84% of the Fund’s net assets.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
▲	Interest rate shown reflects the yield at 10/31/2008.
q

Synthetic convertibles are a debt and warrant package structured to resemble a traditional convertible debt issue. The components of the package may be separable, unlike traditional convertibles, or they may be in the form of an equity-linked note.

#

Aggregate cost for federal income tax purposes is $147,956. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $753 and $24,003, respectively. Net unrealized depreciation for tax purposes is $23,250.

¥

A bond that can be converted to cash, debt, or equity at the discretion of the issuer at a set date. The bond contains an embedded derivative that allows the issuer to put the bond to bondholders at a set date prior to the bond’s maturity for existing debt or shares of an underlying company. The underlying company need not be related in any way to the issuer’s business.

DEFINTIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $18,882, or 16.80% of the Fund’s net assets.

LLC	Limited Liability Company
LP	Limited Partnership

The notes to the financial statements are an integral part of this report.

11

Transamerica Equity

(unaudited)

MARKET ENVIRONMENT

Faced with many challenges in the twelve months ended October 31, 2008, US equity indices delivered double-digit negative returns across the board. The Russell 1000® Growth Index (“Russell 1000 Growth”) declined 36.95%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. This made it more difficult for companies to fund payroll, inventory and other near-term expenses in the face of high borrowing costs. Consumers, who already were feeling the effects of high energy prices, increasing food costs, rising unemployment and lack of wage growth, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the US government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown rose.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Equity Class A returned (43.25)%. By comparison, its benchmark, the Russell 1000 Growth, returned (36.95)%.

STRATEGY REVIEW

The Fund lagged the index due primarily to poor results from our holdings within the automotive/transportation (e.g., Daimler AG (“Daimler”)), technology (e.g., Research in Motion Limited (“RIMM”)), and consumer discretionary (e.g., MGM Mirage (“MGM”)) sectors. Daimler suffered during the year as a result of the downward trend in automotive sales worldwide, a trend that was heightened by consumers’ difficulty in obtaining automotive loans. We believe RIMM’s performance can be attributed to the concerns of slowing consumer spending rather than to any deterioration in company fundamentals. We sold our position in MGM in early 2008, based on our belief that discretionary spending on travel and entertainment would slow.

Partially offsetting these declines were our selections in materials/processing (e.g., Praxair, Inc. (“Praxair”)) and healthcare (e.g., Gilead Sciences, Inc. (“Gilead”)) and our cash position. Praxair, a producer and distributor of industrial gases, held up relatively well because its stable business model emphasizes long-term contracts. We believe this will help the company maintain its already strong market share. Gilead, a biopharmaceutical company working on treatments for cures to life-threatening diseases, has benefited from competitors’ mergers, which reduced its competition. Our goal is to be fully invested at all times, and cash has historically averaged less than 5% of portfolio assets. However, as market conditions worsened, we let our cash position build slightly so that we could redeploy the assets in attractive new opportunities as they arose.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector, the biggest government intervention in the financial system since the 1930s, should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and serve to shorten or at least reduce the severity of the recession. In the interim, high levels of market volatility likely will persist. The portfolio is populated with stocks of companies that, in our opinion, have capable management teams, strong balance sheets and highly competitive positions, and we believe stand to benefit from long-term secular trends.

Gary U. Rollé, CFA

Geoffrey I. Edelstein, CFA, CIC

Edward S. Han

John J. Huber, CFA

Peter O. Lopez

Eric U. Rollé

Co-Portfolio Managers

Transamerica Investment Management, LLC

12

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(43.25)%	0.46%	(4.00)%	3/1/00
Class A (POP)	(46.36)%	(0.68)%	(4.62)%	3/1/00
Russell 1000 Growth (1)	(36.95)%	(1.29)%	(7.31)%	3/1/00

Class B (NAV)	(43.63)%	(0.29)%	(4.66)%	3/1/00
Class B (POP)	(46.45)%	(0.49)%	(4.66)%	3/1/00

Class C (NAV)	(43.61)%	(0.23)%	3.75%	11/11/02
Class C (POP)	(44.17)%	(0.23)%	3.75%	11/11/02

Class I (NAV)	(42.85)%	N/A	(8.51)%	11/15/05

Class T (NAV)	(42.92)%	N/A	(15.86)%	10/27/06
Class T (POP)	(47.76)%	N/A	(19.49)%	10/27/06

NOTES

(1) The Russell 1000 Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares (8.5% for Class T) or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. Class T is closed to new investments.

13

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$643.19	1.40%	$5.78
Hypothetical (b)	1,000.00	1,018.10	1.40	7.10

Class B
Actual	1,000.00	641.36	2.17	8.95
Hypothetical (b)	1,000.00	1,014.23	2.17	10.99

Class C
Actual	1,000.00	641.44	2.03	8.38
Hypothetical (b)	1,000.00	1,014.93	2.03	10.28

Class I
Actual	1,000.00	646.02	0.74	3.06
Hypothetical (b)	1,000.00	1,021.42	0.74	3.76

Class T
Actual	1,000.00	645.31	0.88	3.64
Hypothetical (b)	1,000.00	1,020.71	0.88	4.47

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by Sector of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

14

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (92.7%)
Aerospace & Defense (6.2%)
Boeing Co.	327,000	$17,092
Raytheon Co.	875,000	44,721
Air Freight & Logistics (2.9%)
Expeditors International of Washington, Inc.	875,000	28,569
Auto Components (4.5%)
BorgWarner, Inc.	793,400	17,828
Johnson Controls, Inc. ^	1,515,200	26,865
Automobiles (1.9%)
Daimler AG ^	550,000	18,975
Biotechnology (5.1%)
Gilead Sciences, Inc. ‡ ^	1,100,000	50,435
Capital Markets (3.0%)
T. Rowe Price Group, Inc. ^	765,832	30,281
Chemicals (12.0%)
Ecolab, Inc.	670,000	24,964
Praxair, Inc.	940,000	61,241
Sigma-Aldrich Corp. ^	770,000	33,772
Commercial Banks (3.2%)
Wells Fargo & Co. ^	925,000	31,496
Communications Equipment (5.1%)
Qualcomm, Inc.	1,100,000	42,086
Research In Motion, Ltd. ‡	185,000	9,330
Computers & Peripherals (4.5%)
Apple, Inc. ‡	422,000	45,403
Construction & Engineering (3.3%)
Jacobs Engineering Group, Inc. ‡	900,000	32,787
Consumer Finance (1.5%)
American Express Co. ^	560,000	15,400
Diversified Financial Services (2.3%)
CME Group, Inc. -Class A ^	81,000	22,854
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	980,000	26,235
Electronic Equipment & Instruments (3.5%)
Tyco Electronics, Ltd.	1,780,000	34,603
Energy Equipment & Services (1.8%)
Schlumberger, Ltd.	343,000	17,716
Health Care Equipment & Supplies (6.0%)
Becton Dickinson & Co.	372,750	25,869
Varian Medical Systems, Inc. ‡	745,000	33,905
Industrial Conglomerates (3.3%)
General Electric Co.	1,700,000	33,167
Internet & Catalog Retail (4.2%)
Amazon.com, Inc. ‡ ^	725,000	41,499
Internet Software & Services (3.8%)
Google, Inc. -Class A ‡	105,000	37,733
Machinery (4.6%)
Caterpillar, Inc.	457,000	17,444
PACCAR, Inc. ^	980,000	28,655
Oil, Gas & Consumable Fuels (1.0%)
Petroleo Brasileiro SA ADR	360,000	9,680
Pharmaceuticals (2.2%)
Allergan, Inc.	560,000	22,215
Road & Rail (4.2%)
Union Pacific Corp.	635,000	42,399
Total Common Stocks (cost $1,141,131)		925,219

	Principal
REPURCHASE AGREEMENT (13.3%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $132,589 on 11/03/2008 à •	$132,587	132,587
Total Repurchase Agreement (cost $132,587)		132,587

	Shares
SECURITIES LENDING COLLATERAL (20.9%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à▲	208,081,714	208,082

Total Securities Lending Collateral (cost $208,082)		208,082

Total Investment Securities (cost $1,481,800) #		$1,265,888

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $203,507.
‡	Non-income producing security.
•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, and a maturity date of 12/01/2019, and with a market value plus accrued interest of $135,241.

à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
▲	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $1,489,991. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $55,657 and $279,760, respectively. Net unrealized depreciation for tax purposes is $224,103.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

15

Transamerica Flexible Income

(unaudited)

MARKET ENVIRONMENT

In the twelve months ended October 31, 2008, conditions in the economy and credit markets deteriorated, creating a very unstable environment for bond investors. The Barclays Capital (formerly Lehman Brothers) US Government/Credit Bond Index (“BCGC”) declined 1.06%.

What began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises. Overnight lending between banks, a vital part of maintaining the flow of capital in the financial system, was disrupted as banks increasingly worried about undisclosed risks from exotic securities and the financial strength and stability of other banks. As credit problems multiplied, financial institutions focused on preserving capital and were more selective about lending, making it more difficult for businesses to fund payroll, inventory and other near-term expenses.

The risk aversion eventually spread from Wall Street to Main Street, where it added to growing problems on the economic front. Throughout the period, the housing market continued to deteriorate, while commodity prices were volatile. Rising unemployment, coupled with lack of wage growth and tighter credit conditions, caused consumers to rein in their spending. The reduction in consumer spending, which is the backbone of the US economy, exacerbated problems further.

The Federal Reserve Board (“Fed”) and the US government intervened on several occasions, taking unprecedented measures to curb the crises, improve liquidity, and stimulate the economy. Among the many initiatives were new government-guaranteed loans, larger and more varied lending facilities for banks, and the federal bailout or takeover of major financial institutions. Even with the government’s intervention, the expectations of a global economic slowdown and US recession rose. Nearing the end of the period, investors flocked to the relative safety of US government debt, and Treasury yields declined rapidly. Finally, as concerns about how a slowing economy would affect mortgages and corporate profits, yields on other securities rose, and prices for most non-government securities fell.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Flexible Income Class A returned (16.57)%. By comparison, its benchmark, the BCGC, returned (1.06)%.

STRATEGY REVIEW

Throughout the period, the portfolio generated competitive yields, aided by an overweighting in corporate bonds, an area where yields generally rose. However, as the market tumult came to a head and yield spreads between government and corporate bonds grew, this overweighting hindered performance. Although the overweighting in corporate bonds had a negative impact to performance, our selections within the group helped mitigate losses. We stayed away from the most distressed companies (i.e., Lehman Brothers Holdings Inc. (“Lehman Brothers”), American International Group, Inc. (“AIG”) and Washington Mutual, Inc.) and had no exposure to sub-prime mortgage securities.

Portfolio management responsibilities were transferred to a new team at Transamerica Investment Management, LLC as of October 1, 2008. The new team began repositioning the portfolio while maintaining the portfolio’s mandate of income generation. Our focus became less on corporate issues and more on a diversified pool of fixed-income generating assets, including agency mortgage backed securities (“MBS”). Agency MBS were less volatile than other fixed-income securities because the government, in bailing out the securities’ issuers, had strengthened its guarantee of these securities.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and reduce the severity of the recession. In the interim, high levels of market volatility likely will persist.

Derek S. Brown, CFA

Kirk J. Kim

Greg D. Haendel, CFA

Peter O. Lopez

Brian W. Westhoff, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Prior to October 1, 2008, Heidi Y. Hu, CFA was also a co-portfolio manager.

16

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Class A (NAV)	(16.57)%	(0.90)%	2.44%	5.59%	6/29/87
Class A (POP)	(20.57)%	(1.86)%	1.94%	5.35%	6/29/87
Barclays Capital Government/Credit Bond Index (1)	(1.06)%	3.08%	4.81%	7.05%	6/29/87

Class B (NAV)	(17.03)%	(1.52)%	1.90%	3.53%	10/1/95
Class B (POP)	(20.98)%	(1.67)%	1.90%	3.53%	10/1/95

Class C (NAV)	(16.98)%	(1.52)%	N/A	(0.44)%	11/11/02
Class C (POP)	(17.77)%	(1.52)%	N/A	(0.44)%	11/11/02

Class I (NAV)	(16.02)%	N/A	N/A	(1.95)%	11/8/04

NOTES

(1) The Barclays Capital Government/Credit Bond Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

17

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$851.44	1.40%	$6.52
Hypothetical (b)	1,000.00	1,018.10	1.40	7.10

Class B
Actual	1,000.00	848.53	2.04	9.48
Hypothetical (b)	1,000.00	1,014.88	2.04	10.33

Class C
Actual	1,000.00	849.61	1.97	9.16
Hypothetical (b)	1,000.00	1,015.23	1.97	9.98

Class I
Actual	1,000.00	853.58	0.78	3.63
Hypothetical (b)	1,000.00	1,021.22	0.78	3.96

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by Asset Type of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

18

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (8.0%)
U.S. Treasury Bond
4.38%, due 02/15/2038 ^	$2,517	$2,525
U.S. Treasury Note
3.13%, due 09/30/2013	5,995	6,092
4.00%, due 08/15/2018 ^	3,800	3,805
Total U.S. Government Obligations (cost $12,492)		12,422

U.S. GOVERNMENT AGENCY OBLIGATIONS (7.6%)
Fannie Mae
5.00%, due 06/25/2019	4,231	4,234
5.50%, due 07/01/2038	5,169	5,052
Freddie Mac
6.16%, due 12/01/2036 *	2,575	2,612
Total U.S. Government Agency Obligations (cost $12,034)		11,898

FOREIGN GOVERNMENT OBLIGATION (2.6%)
U.K. Gilt
4.50%, due 03/07/2013 GBP	2,500	4,113
Total Foreign Government Obligation (cost $4,490)		4,113

MORTGAGE-BACKED SECURITIES (5.9%)
American Tower Trust
Series 2007-1A, Class C
5.62%, due 04/15/2037 -144A	$2,090	1,726
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class J
5.69%, due 12/11/2049 -144A	4,750	1,253
Crown Castle Towers LLC
Series 2006-1A, Class C
5.47%, due 11/15/2036 -144A	2,000	1,815
SBA CMBS Trust
Series 2006-1A, Class D
5.85%, due 11/15/2036 -144A	2,054	1,778
Series 2006-1A, Class E
6.17%, due 11/15/2036 -144A	1,460	1,227
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28, Class H
5.97%, due 10/15/2048 -144A	3,760	1,427
Total Mortgage-Backed Securities (cost $15,328)		9,226

CORPORATE DEBT SECURITIES (70.6%)
Aerospace & Defense (1.6%)
Embraer Overseas, Ltd.
6.38%, due 01/24/2017	1,487	967
Honeywell International, Inc.
2.88%, due 03/13/2009 *	1,520	1,477
Air Freight & Logistics (1.1%)
Federal Express Corp.
9.65%, due 06/15/2012	1,600	1,671
Airlines (1.2%)
Delta Air Lines, Inc.
6.82%, due 08/10/2022	2,805	1,823
Automobiles (2.0%)
Daimler Finance North America LLC
3.17%, due 03/13/2009 *	500	470
8.00%, due 06/15/2010 ^	3,000	2,651
Beverages (4.2%)
Brown-Forman Corp.
5.20%, due 04/01/2012	3,600	3,462
Sabmiller PLC
6.20%, due 07/01/2011 -144A	3,065	3,112
Building Products (1.6%)
CRH America, Inc.
5.30%, due 10/15/2013	3,140	2,525
Capital Markets (1.9%)
Lazard Group
7.13%, due 05/15/2015	3,750	2,950
Chemicals (1.8%)
Lubrizol Corp.
4.63%, due 10/01/2009 ^	2,000	1,927
Nalco Co.
7.75%, due 11/15/2011	1,000	910
Commercial Banks (2.4%)
Barclays Bank PLC
7.70%, due 04/25/2018 -144A ¡ ^ Ž	2,850	1,978
M&I Marshall & Ilsley Bank
3.08%, due 12/04/2012 *	2,000	1,561
Shinsei Finance Cayman, Ltd.
6.42%, due 07/20/2016 -144A ¡ Ž	950	214
Construction Materials (1.2%)
Lafarge SA
7.13%, due 07/15/2036	2,600	1,864
Consumer Finance (1.2%)
Cardtronics, Inc.
9.25%, due 08/15/2013 *	835	655
HSBC Finance Capital Trust IX
5.91%, due 11/30/2035	2,250	1,229
Containers & Packaging (2.2%)
Rexam PLC
6.75%, due 06/01/2013 -144A	3,565	3,494
Diversified Financial Services (5.3%)
Galaxy Entertainment Finance Co., Ltd.
9.88%, due 12/15/2012 -144A	1,400	532
Glencore Funding LLC
6.00%, due 04/15/2014 -144A	3,950	3,734
Pemex Finance, Ltd.
9.03%, due 02/15/2011	3,175	3,199
Sensus Metering Systems, Inc.
8.63%, due 12/15/2013	1,000	820
Diversified Telecommunication Services (1.0%)
Verizon Communications, Inc.
8.75%, due 11/01/2018	1,500	1,532
Electric Utilities (5.9%)
DPL, Inc.
8.00%, due 03/31/2009	5,000	5,024
Sempra Energy
7.95%, due 03/01/2010	4,260	4,283
Food & Staples Retailing (3.0%)
Safeway, Inc.
4.95%, due 08/16/2010 ^	3,055	3,014
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012 ^	2,000	1,780
Food Products (1.6%)
ConAgra Foods, Inc.
9.75%, due 03/01/2021	325	335
Michael Foods, Inc.
8.00%, due 11/15/2013	2,575	2,227

The notes to the financial statements are an integral part of this report.

19

	Principal	Value
Gas Utilities (0.2%)
Intergas Finance BV
6.38%, due 05/14/2017 -144A	$740	$348
Hotels, Restaurants & Leisure (3.5%)
Carrols Corp.
9.00%, due 01/15/2013 ^	500	322
MGM Mirage, Inc.
8.50%, due 09/15/2010	2,000	1,385
Station Casinos, Inc.
6.88%, due 03/01/2016 ^	700	63
Yum! Brands, Inc.
8.88%, due 04/15/2011	3,575	3,665
Independent Power Producers & Energy Traders (3.5%)
AES Gener SA
7.50%, due 03/25/2014 ^	2,000	1,842
Empresa Nacional de Electricidad SA -Class B
8.50%, due 04/01/2009	3,600	3,632
Industrial Conglomerates (1.9%)
Hutchison Whampoa International, Ltd.
5.45%, due 11/24/2010 -144A	1,800	1,698
Susser Holdings LLC
10.63%, due 12/15/2013	1,412	1,200
Insurance (1.7%)
Oil Insurance, Ltd.
7.56%, due 06/30/2011 -144A ¡ Ž	2,245	1,136
Reinsurance Group of America, Inc.
6.75%, due 12/15/2065 ¡	2,730	1,573
IT Services (0.7%)
ACE Cash Express, Inc.
10.25%, due 10/01/2014 -144A	345	162
Aramark Corp.
8.50%, due 02/01/2015 ^	1,000	855
Machinery (2.0%)
Cummins, Inc.
5.65%, due 03/01/2098	1,000	697
Polypore, Inc.
8.75%, due 05/15/2012	1,550	1,240
Titan International, Inc.
8.00%, due 01/15/2012	1,200	1,068
Media (2.2%)
Comcast Cable Holdings LLC
9.80%, due 02/01/2012	2,000	2,023
Grupo Televisa SA
6.63%, due 03/18/2025	2,000	1,370
Multiline Retail (0.4%)
Neiman-Marcus Group, Inc.
9.00%, due 10/15/2015 ^	1,000	685
Oil, Gas & Consumable Fuels (7.6%)
Burlington Resources, Inc.
9.88%, due 06/15/2010	1,435	1,522
Enterprise Products Operating, LP
8.38%, due 08/01/2066 ¡	2,150	1,596
Gazprom International SA
7.20%, due 02/01/2020 -144A	2,496	1,747
Markwest Energy Finance Corp.
8.50%, due 07/15/2016 ^	700	515
Opti Canada, Inc.
8.25%, due 12/15/2014 ^	1,800	1,071
PetroHawk Energy Corp.
9.13%, due 07/15/2013	1,255	966
Petroleum Development Corp.
12.00%, due 02/15/2018 ^	1,000	770
6.88%, due 07/15/2012	3,690	3,770
Paper & Forest Products (1.0%)
Exopack Holding, Inc.
11.25%, due 02/01/2014 ^	2,000	1,540
Professional Services (0.6%)
FTI Consulting, Inc.
7.75%, due 10/01/2016	1,000	928
Real Estate Investment Trusts (2.2%)
Healthcare Realty Trust, Inc.
8.13%, due 05/01/2011	1,480	1,521
Wea Finance LLC / WCI Finance LLC
5.40%, due 10/01/2012 -144A	2,100	1,831
Road & Rail (3.5%)
CSX Corp.
6.75%, due 03/15/2011 ^	3,875	3,740
Kansas City Southern Railway
7.63%, due 12/01/2013	2,110	1,651
Specialty Retail (0.2%)
Penske Auto Group, Inc.
7.75%, due 12/15/2016 ^	750	358
Tobacco (0.2%)
Alliance One International, Inc.
11.00%, due 05/15/2012	425	359
Total Corporate Debt Securities (cost $132,365)		110,269

	Shares
PREFERRED STOCKS (1.4%)
Diversified Telecommunication Services (0.9%)
Centaur Funding Corp. 9.08% -144A ▲	1,661	1,399
Insurance (0.5%)
XL Capital, Ltd. 6.10% * ▲	113,800	712
Total Preferred Stocks (cost $4,941)		2,111

	Principal
CONVERTIBLE BOND (1.3%)
Capital Markets (1.3%)
Merrill Lynch & Co., Inc.
Zero Coupon, due 03/13/2032	$2,000	2,043
Total Convertible Bond (cost $2,010)		2,043

REPURCHASE AGREEMENT (0.7%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $1,065 on 11/03/2008 à •	1,065	1,065
Total Repurchase Agreement (cost $1,065)		1,065

	Shares
SECURITIES LENDING COLLATERAL (10.5%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à ▲	16,417,280	16,417

Total Securities Lending Collateral (cost $16,417)		16,417

Total Investment Securities (cost $201,142) #		$169,564

The notes to the financial statements are an integral part of this report.

20

FORWARD FOREIGN CURRENCY CONTRACTS: ¡

Currency	(Sold)	Settlement Date	Amount in U.S. Dollars (Sold)	Net Unrealized Appreciation
United Kingdom Pound	(2,587)	01/30/2009	(4,192)	48

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $16,077.
*	Floating or variable rate note. Rate is listed as of 10/31/2008.
Ž	The security has a perpetual maturity. The date shown is the next call date.
¡	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2008.
•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.89%, and a maturity date of 01/01/2037, and with a market value plus accrued interest of $1,088.

à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
▲	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $201,192. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $21 and $31,649, respectively. Net unrealized depreciation for tax purposes is $31,628.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $30,611, or 19.61% of the Fund’s net assets.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
GBP	British Pound Sterling

The notes to the financial statements are an integral part of this report.

21

Transamerica Growth Opportunities

(unaudited)

MARKET ENVIRONMENT

Faced with many challenges in the twelve months ended October 31, 2008, US equity indices delivered double-digit negative returns across the board. The Russell Midcap® Growth Index (“Russell Midcap Growth”) declined 42.65%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. This made it more difficult for companies to fund payroll, inventory and other near-term expenses in the face of high borrowing costs. Consumers, already feeling the effects of higher energy and food prices, rising unemployment and lack of wage growth, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the U.S. government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown rose.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Growth Opportunities Class A returned (42.37)%. By comparison, its benchmark, the Russell Midcap Growth, returned (42.65)%.

STRATEGY REVIEW

We attribute the outperformance primarily to stock selections in the producer durables (e.g., W.W. Grainger, Inc. (“Grainger”)), automotive/transportation (e.g., C.H. Robinson Worldwide, Inc. (“C.H. Robinson”)) and consumer discretionary (e.g., Strayer Education, Inc. (“Strayer”)) sectors. Grainger, a building maintenance supply company, has implemented improvement projects within its businesses. This company-specific catalyst enabled Grainger to take market share from smaller competitors that lacked financing opportunities. C.H. Robinson, a freight-logistics company, has been investing in the latest shipping technologies and is taking market share from under-financed competitors. Strayer, a leader in undergraduate and graduate degree programs for working adults, continued to achieve consistent growth, aided in part by the fact that, during periods of economic weakness and when jobs are scarcer, people tend to focus on improving their skills.

Because cash outperformed stocks, a modest cash position at certain times also was a net contributor to performance. Our goal is to be fully invested at all times. However, as certain of our long-term investment themes matured amidst the market volatility, we sold holdings and allowed cash to build modestly, biding our time briefly before buying into new opportunities that became available at more attractive prices as the market fell.

The largest detractors from relative performance were holdings in the healthcare (e.g., ArthroCare Corporation (“ArthroCare”)), technology (e.g., SiRF Technology Holdings, Inc. (“SiRF”)) and consumer staples (e.g., Whole Foods Market, Inc. (“Whole Foods”)) sectors. ArthroCare, which develops medical devices for use in soft-tissue surgery, restated company financials.  SiRF, a maker of global positioning systems (“GPS”) semiconductor chips, lost ground as it became apparent that the commoditization of GPS chips was occurring more rapidly than we anticipated. Results for Whole Foods, the organic food grocer, weakened as a slowdown in consumer spending spread to luxury items. We sold all three stocks.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and reduce the severity of the recession. In the interim, high levels of market volatility likely will persist.

Edward S. Han

John J. Huber, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

22

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(42.37)%	2.00%	(4.73)%	3/1/00
Class A (POP)	(45.52)%	0.84%	(5.35)%	3/1/00
Russell Midcap Growth (1)	(42.65)%	(0.18)%	(6.16)%	3/1/00

Class B (NAV)	(42.82)%	1.15%	(5.42)%	3/1/00
Class B (POP)	(45.68)%	0.96%	5.42)%	3/1/00

Class C (NAV)	(42.64)%	1.25%	4.93%	11/11/02
Class C (POP)	(43.22)%	1.25%	4.93%	11/11/02

Class I (NAV)	(41.85)%	N/A	(5.58)%	11/15/05

NOTES

(1) The Russell Midcap Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

23

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$697.45	1.75%	$7.47
Hypothetical (b)	1,000.00	1,016.34	1.75	8.87

Class B
Actual	1,000.00	694.22	2.40	10.22
Hypothetical (b)	1,000.00	1,013.07	2.40	12.14

Class C
Actual	1,000.00	696.04	2.33	9.93
Hypothetical (b)	1,000.00	1,013.42	2.33	11.79

Class I
Actual	1,000.00	700.62	0.84	3.59
Hypothetical (b)	1,000.00	1,020.91	0.84	4.27

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by Sector of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

24

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.8%)
Aerospace & Defense (3.7%)
Precision Castparts Corp.	63,800	$4,135
Rockwell Collins, Inc.	45,300	1,687
Air Freight & Logistics (7.5%)
CH Robinson Worldwide, Inc. ^	150,400	7,788
Expeditors International of Washington, Inc. ^	124,900	4,078
Auto Components (2.7%)
BorgWarner, Inc.	192,300	4,321
Capital Markets (5.4%)
Greenhill & Co., Inc. ^	62,930	4,151
T. Rowe Price Group, Inc. ^	112,930	4,465
Commercial Banks (3.6%)
Cullen/Frost Bankers, Inc. ^	50,700	2,838
Signature Bank ‡ ^	86,000	2,802
Commercial Services & Supplies (0.8%)
Ritchie Bros. Auctioneers, Inc. ^	67,500	1,253
Communications Equipment (2.8%)
Polycom, Inc. ‡ ^	211,000	4,433
Construction & Engineering (2.4%)
Jacobs Engineering Group, Inc. ‡	103,400	3,767
Diversified Consumer Services (6.9%)
Strayer Education, Inc. ^	48,100	10,884
Diversified Financial Services (2.1%)
CME Group, Inc. -Class A ^	12,000	3,386
Electronic Equipment & Instruments (3.4%)
FLIR Systems, Inc. ‡ ^	41,700	1,339
Trimble Navigation, Ltd. ‡ ^	201,000	4,135
Energy Equipment & Services (2.3%)
Cameron International Corp. ‡ ^	148,000	3,590
Health Care Equipment & Supplies (5.8%)
Idexx Laboratories, Inc. ‡	54,800	1,928
Intuitive Surgical, Inc. ‡ ^	27,700	4,786
Varian Medical Systems, Inc. ‡ ^	56,300	2,562
Health Care Technology (0.9%)
Cerner Corp. ‡ ^	38,000	1,415
Hotels, Restaurants & Leisure (1.1%)
Burger King Holdings, Inc. ^	85,700	1,704
Internet Software & Services (0.4%)
Valueclick, Inc. ‡ ^	96,000	710
IT Services (3.6%)
Alliance Data Systems Corp. ‡ ^	37,200	1,866
NeuStar, Inc. -Class A ‡	197,000	3,881
Leisure Equipment & Products (1.0%)
Hasbro, Inc. ^	55,100	1,602
Life Sciences Tools & Services (6.2%)
Covance, Inc. ‡ ^	81,400	4,070
Techne Corp.	83,755	5,781
Machinery (6.3%)
Donaldson Co., Inc. ^	134,000	4,710
Kennametal, Inc.	213,000	4,520
PACCAR, Inc.	28,000	819
Oil, Gas & Consumable Fuels (0.8%)
Range Resources Corp.	31,300	1,321
Pharmaceuticals (1.4%)
Allergan, Inc.	56,900	2,257
Professional Services (1.2%)
FTI Consulting, Inc. ‡	31,700	1,847
Real Estate Investment Trusts (1.1%)
Plum Creek Timber Co., Inc. ^	48,600	1,812
Software (12.8%)
Activision Blizzard, Inc. ‡ ^	484,000	6,031
Adobe Systems, Inc. ‡	70,700	1,883
Informatica Corp. ‡ ^	132,000	1,855
Intuit, Inc. ‡ ^	238,000	5,964
Macrovision Solutions Corp. ‡ ^	104,000	1,152
Salesforce.com, Inc. ‡ ^	107,400	3,325
Specialty Retail (3.5%)
Guess, Inc. ^	257,900	5,614
Textiles, Apparel & Luxury Goods (1.8%)
Carter’s, Inc. ‡ ^	136,500	2,899
Trading Companies & Distributors (5.3%)
WW Grainger, Inc. ^	106,200	8,345
Total Common Stocks (cost $185,349)		153,711

	Principal	Value
REPURCHASE AGREEMENT (3.8%)

State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $6,116 on 11/03/2008 à •	$6,116	6,116
Total Repurchase Agreement (cost $6,116)		6,116

	Shares
SECURITIES LENDING COLLATERAL (25.2%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à▲	40,055,670	40,056

Total Securities Lending Collateral (cost $40,056)		40,056

Total Investment Securities (cost $231,521) #		$199,883

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $39,145.
‡	Non-income producing security.
•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, and a maturity date of 12/01/2019, and with a market value plus accrued interest of $6,239.

à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
▲	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $231,906. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $8,112 and $40,135, respectively. Net unrealized depreciation for tax purposes is $32,023.

The notes to the financial statements are an integral part of this report.

25

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

The turmoil on Wall Street has now infected Main Street. What began as a sell-off in the small sub-prime mortgage market has snowballed into a global de-leveraging within the financial community. As underlying collateral erodes in price, asset write-downs have called many financial institutions’ capital adequacy into question. As these institutions struggle to maintain their balance sheet, the lifeline of credit to individuals and businesses alike has been all but terminated. The result has been a rapidly deteriorating real economy over the past few months with almost every economic indicator registering clear signs of impending recession.

The authorities have not been oblivious to the seizing-up of financial markets. All stops have been pulled out as the Federal Reserve Board (“Fed”) and US Treasury have introduced numerous and massive liquidity measures into the system to revive the ailing credit markets. The risk of a significant recession and an increasing number of defaults pose the most challenging risk to the portfolio over the next fiscal year.

PERFORMANCE

For the year ended October 31, 2008, Transamerica High Yield Bond Class A returned (25.46)%. By comparison, its benchmark, the Merrill Lynch High Yield Cash Pay Index (“Merrill Lynch High Yield”), returned (26.43)%.

STRATEGY REVIEW

The portfolio’s out-performance for the fiscal year versus Merrill Lynch High Yield was partially attributable to the portfolio’s underweight in CCC securities. For the year, we maintained the allocation to CCC securities in the range of 6-8% of portfolio assets, versus an 18-20% range of CCC securities for the benchmark. The Merrill Lynch CCC index under-performed BB’s by 15.5% and Single B’s by 12.0% during the one year period ended October 31, 2008.

The benefit from our over-weighting in higher rated securities was partially offset by underperformance of several sectors and securities. Negative sector contributors for the previous fiscal year include our over-weight in the gaming sector and underweight in wireless telecommunications. On an individual name basis, over-weight allocations to VeraSun Energy Corporation, R.H. Donnelley Corporation, Nuveen Investments, Inc., Idearc Inc., Smurfit-Stone Container Corporation, and The Bon-Ton Stores, Inc. hurt performance. Positive sector contributors include our underweight in automotive and banking, as well as an overweight in aerospace / defense.

We believe fundamentals will remain challenging over the next twelve months. Unemployment rates are increasing, consumers are retrenching, and profits are declining. The tight credit markets are forcing companies to re-evaluate all non-essential capital spending as access to capital is expensive for high quality companies and inaccessible for many lower quality high yield issuers. In addition, technicals in the high yield market remain very weak as aggressive selling by hedge funds and other levered investors force prices lower.

These weak fundamentals and technicals present a challenging backdrop for the high yield investing. However, the relentless selling has pushed valuations to levels never seen before in the high yield market. As of October 31, 2008, the high yield market is trading approximately 350bps wider than any previous time period.

Currently the portfolio is positioned relatively conservatively, with a low (6.2%) allocation to CCC securities. We believe this defensive positioning is prudent given the weak backdrop and forecast for defaults to increase dramatically from a low 3.1% trailing twelve month rate as of October 31, 2008. In addition, the BB and Single B sub-sectors appear to be the cheapest on a historical basis.

We believe our current strategy has the portfolio set to outperform in the current environment. However, we also believe the recent forced selling is creating opportunities and will look to capitalize on those opportunities as prices dramatically overshoot fair value.

David R. Halfpap, CFA

Bradley J. Beman, CFA, CPA

Benjamin D. Miller, CFA

Co-Portfolio Managers

AEGON USA Investment Management, LLC

26

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Class A (NAV)	(25.46)%	(0.78)%	2.01%	6.61%	6/14/85
Class A (POP)	(28.96)%	(1.74)%	1.51%	6.39%	6/14/85
Merrill Lynch U.S. High Yield, Cash Pay(1)	(26.43)%	0.18%	2.88%	7.58%	6/14/85

Class B (NAV)	(26.04)%	(1.50)%	1.47%	3.05%	10/1/95
Class B (POP)	(29.50)%	(1.65)%	1.47%	3.05%	10/1/95

Class C (NAV)	(25.89)%	(1.47)%	N/A	1.76%	11/11/02
Class C (POP)	(26.59)%	(1.47)%	N/A	1.76%	11/11/02

Class I (NAV)	(25.05)%	N/A	N/A	(2.72)%	11/8/04

NOTES

(1) The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

27

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$752.37	1.16%	$5.11
Hypothetical (b)	1,000.00	1,019.30	1.16	5.89

Class B
Actual	1,000.00	748.40	1.84	8.09
Hypothetical (b)	1,000.00	1,015.89	1.84	9.32

Class C
Actual	1,000.00	750.43	1.79	7.88
Hypothetical (b)	1,000.00	1,016.14	1.79	9.07

Class I
Actual	1,000.00	753.75	0.65	2.87
Hypothetical (b)	1,000.00	1,021.87	0.65	3.30

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

28

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Bond Credit Quality (Moody’s Ratings)

At October 31, 2008

(unaudited)

Credit Rating Definitions:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality, and are subject to very low credit risk, but their susceptibility to long-term risks appears somewhat greater.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk, but have elements present that suggest a susceptibility to impairment over the long term.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative, are subject to high credit risk, and have generally poor credit risk.

Caa	Obligations rated Caa are judged to be of poor standing, are subject to very high credit risk, and have extremely poor credit quality.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR	Not rated.

WR	Withdrawn rating.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Percentage breakdown of the NR category includes Securities Lending Collateral.

29

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (92.8%)
Aerospace & Defense (2.6%)
Alliant Techsystems, Inc.
6.75%, due 04/01/2016	$5,110	$4,216
BE Aerospace, Inc.
8.50%, due 07/01/2018 ^	1,800	1,548
DRS Technologies, Inc.
6.88%, due 11/01/2013	2,725	2,698
L-3 Communications Corp.
6.13%, due 07/15/2013 ^	3,260	2,810
7.63%, due 06/15/2012	1,000	927
Auto Components (0.6%)
Lear Corp.
5.75%, due 08/01/2014 ^	3,955	1,582
TRW Automotive, Inc.
7.00%, due 03/15/2014 -144A ^ §	2,000	1,180
Automobiles (0.8%)
General Motors Corp.
7.13%, due 07/15/2013 ^	1,500	510
7.20%, due 01/15/2011 ^	5,265	2,132
8.25%, due 07/15/2023 ^	2,710	867
Beverages (1.8%)
Constellation Brands, Inc.
7.25%, due 09/01/2016	6,900	5,727
Cott Beverages USA, Inc.
8.00%, due 12/15/2011 ^	3,350	2,177
Building Products (1.3%)
Owens Corning, Inc.
7.00%, due 12/01/2036 *	3,690	2,337
Ply Gem Industries, Inc.
11.75%, due 06/15/2013	5,770	3,808
Capital Markets (0.3%)
Nuveen Investments, Inc.
10.50%, due 11/15/2015 -144A	4,310	1,164
Chemicals (2.4%)
Huntsman International LLC
7.38%, due 01/01/2015 ^ *	3,075	2,675
Huntsman LLC
11.63%, due 10/15/2010	965	955
Ineos Group Holdings PLC
8.50%, due 02/15/2016 -144A	2,570	951
Lyondellbasell Industries AF SCA
8.38%, due 08/15/2015 -144A	5,230	1,830
Noranda Aluminium Acquisition Corp.
6.83%, due 05/15/2015 *	1,800	810
Nova Chemicals Corp.
5.95%, due 11/15/2013 *	5,400	3,618
Commercial Banks (0.4%)
Wells Fargo Capital XV
9.75%, due 12/29/2049 Ž	2,000	1,940
Commercial Services & Supplies (1.0%)
Allied Waste North America, Inc.
7.88%, due 04/15/2013	4,905	4,562
Communications Equipment (0.3%)
Nortel Networks, Ltd.
9.00%, due 07/15/2011 *	1,230	667
10.75%, due 07/15/2016 -144A	1,820	960
Computers & Peripherals (1.0%)
Seagate Technology, Inc.
6.38%, due 10/01/2011	4,730	4,210
6.80%, due 10/01/2016	950	665
Consumer Finance (3.2%)
Ford Motor Credit Co. LLC
7.88%, due 06/15/2010	1,400	941
9.88%, due 08/10/2011 ^	8,575	5,404
GMAC LLC
6.75%, due 12/01/2014	10,164	5,133
7.25%, due 03/02/2011 ^	4,975	3,062
Containers & Packaging (3.4%)
Graphic Packaging International, Inc.
8.50%, due 08/15/2011 ^	5,885	4,914
Jefferson Smurfit Corp. US
8.25%, due 10/01/2012	7,745	3,950
Owens Brockway Glass Container, Inc.
6.75%, due 12/01/2014	5,535	4,788
8.25%, due 05/15/2013	2,000	1,870
Diversified Consumer Services (0.8%)
Service Corp. International
6.75%, due 04/01/2016	4,950	3,787
7.00%, due 06/15/2017	175	133
Diversified Financial Services (3.5%)
AES Red Oak LLC
9.20%, due 11/30/2029	2,125	1,817
CDX North America High Yield
8.88%, due 06/29/2013 -144A ^	10,000	8,300
Firekeepers Development Authority
13.88%, due 05/01/2015 -144A ^	2,800	1,988
Hawker Beechcraft Acquisition Company LLC
8.50%, due 04/01/2015	3,740	2,244
JPMorgan Chase & Co.
7.90%, due 04/30/2018 Ž	2,000	1,621
Diversified Telecommunication Services (5.9%)
Cincinnati Bell, Inc.
7.00%, due 02/15/2015	1,300	884
7.25%, due 07/15/2013	1,625	1,235
Fairpoint Communications, Inc.
13.13%, due 04/01/2018 -144A	5,020	3,539
Frontier Communications Corp.
6.63%, due 03/15/2015	1,360	972
9.00%, due 08/15/2031	5,415	2,924
Level 3 Financing, Inc.
9.25%, due 11/01/2014	2,500	1,425
Qwest Communications International, Inc.
7.50%, due 02/15/2014	7,515	5,130
Sprint Capital Corp.
6.90%, due 05/01/2019 ^	5,570	3,927
Telcordia Technologies, Inc.
8.50%, due 07/15/2012 -144A *	4,535	2,948
Windstream Corp.
8.63%, due 08/01/2016	5,250	3,964
Electric Utilities (2.5%)
Intergen NV
9.00%, due 06/30/2017 -144A	5,100	4,080
Ipalco Enterprises, Inc.
7.25%, due 04/01/2016 -144A	1,365	1,140
Texas Competitive Electric Holdings Co. LLC
10.25%, due 11/01/2015 -144A	8,545	6,516

The notes to the financial statements are an integral part of this report.

30

	Principal	Value
Electronic Equipment & Instruments (0.5%)
NXP BV / NXP Funding LLC
7.50%, due 10/15/2013 ^ *	$5,440	$2,394
Food & Staples Retailing (1.1%)
Supervalu, Inc.
7.50%, due 11/15/2014	6,000	4,920
Food Products (3.3%)
Dean Foods Co.
7.00%, due 06/01/2016 ^	4,550	3,458
Del Monte Corp.
6.75%, due 02/15/2015	1,075	887
8.63%, due 12/15/2012 *	3,190	2,887
Dole Food Co., Inc.
7.25%, due 06/15/2010	2,300	1,679
Smithfield Foods, Inc.
7.75%, due 07/01/2017 ^	6,775	4,308
Tyson Foods, Inc.
7.00%, due 05/01/2018	2,400	1,628
Health Care Equipment & Supplies (1.9%)
Boston Scientific Corp.
6.25%, due 11/15/2015 *	4,100	3,300
Cooper Cos., Inc.
7.13%, due 02/15/2015	3,145	2,516
Universal Hospital Services, Inc.
6.30%, due 06/01/2015 *	1,500	1,020
8.50%, due 06/01/2015	2,300	1,840
Health Care Providers & Services (5.6%)
Community Health Systems, Inc.
8.88%, due 07/15/2015 ^	8,250	6,909
HCA, Inc.
9.25%, due 11/15/2016 ^	8,875	7,544
Omnicare, Inc.
6.13%, due 06/01/2013	3,900	3,198
6.88%, due 12/15/2015	600	462
US Oncology, Inc.
9.00%, due 08/15/2012	8,975	7,449
Hotels, Restaurants & Leisure (5.6%)
Harrah’s Operating Co., Inc.
10.75%, due 02/01/2016 -144A §	9,750	3,169
Mashantucket Western Pequot Tribe
8.50%, due 11/15/2015 -144A	6,000	3,300
MGM Mirage, Inc.
5.88%, due 02/27/2014 ^	2,500	1,481
6.75%, due 04/01/2013 ^	3,000	1,875
7.50%, due 06/01/2016 ^	3,125	1,844
Mohegan Tribal Gaming Authority
7.13%, due 08/15/2014 ^	3,275	1,965
Royal Caribbean Cruises, Ltd.
7.00%, due 06/15/2013	4,850	3,371
Seminole Hard Rock Entertainment, Inc.
5.32%, due 03/15/2014 -144A *	5,955	3,930
Station Casinos, Inc.
6.00%, due 04/01/2012 ^	5,485	2,016
6.50%, due 02/01/2014 ^	2,620	285
Vail Resorts, Inc.
6.75%, due 02/15/2014 ^	1,325	1,014
Wynn Las Vegas Capital Corp.
6.63%, due 12/01/2014	2,200	1,623
Household Durables (3.4%)
Centex Corp.
4.55%, due 11/01/2010	1,400	1,092
5.25%, due 06/15/2015	925	546
5.70%, due 05/15/2014	2,000	1,340
DR Horton, Inc.
4.88%, due 01/15/2010	4,000	3,430
5.25%, due 02/15/2015	2,008	1,135
Jarden Corp.
7.50%, due 05/01/2017 ^	3,390	2,526
Meritage Homes Corp.
6.25%, due 03/15/2015	3,795	1,945
Pulte Homes, Inc.
5.20%, due 02/15/2015	2,000	1,240
7.88%, due 08/01/2011	2,500	2,119
Independent Power Producers & Energy Traders (3.3%)
Edison Mission Energy
7.50%, due 06/15/2013	3,725	3,138
7.75%, due 06/15/2016	2,000	1,605
LSP Energy, LP/LSP Batesville Funding Corp.
7.16%, due 01/15/2014	3,657	3,456
NRG Energy, Inc.
7.25%, due 02/01/2014	4,020	3,517
7.38%, due 01/15/2017	3,000	2,592
Insurance (0.2%)
American International Group, Inc.
8.25%, due 08/15/2018 -144A	2,000	824
IT Services (4.9%)
Aramark Corp.
8.50%, due 02/01/2015 ^	7,800	6,669
Broadridge Financial Solutions, Inc.
6.13%, due 06/01/2017	775	553
Ceridian Corp.
11.25%, due 11/15/2015 -144A	2,930	1,824
12.25%, due 11/15/2015 -144A Ω ^	325	202
DI Finance/Dyncorp International
9.50%, due 02/15/2013 -144A	1,700	1,458
9.50%, due 02/15/2013	3,305	2,826
SunGard Data Systems, Inc.
9.13%, due 08/15/2013	5,360	4,449
10.25%, due 08/15/2015	450	315
Unisys Corp.
8.00%, due 10/15/2012 ^	2,750	1,736
12.50%, due 01/15/2016	3,200	2,232
Machinery (0.7%)
Case New Holland, Inc.
7.13%, due 03/01/2014	4,225	3,148
Media (8.2%)
Cablevision Systems Corp.
8.00%, due 04/15/2012 ^ *	1,729	1,455
CCH I LLC / CCH I Capital Corp.
11.00%, due 10/01/2015 ^	4,075	1,834
Charter Communications Operating LLC
8.38%, due 04/30/2014 -144A	3,500	2,537
CSC Holdings, Inc.
7.63%, due 07/15/2018	4,850	3,520
8.50%, due 06/15/2015 -144A	2,925	2,472
DEX Media, Inc.
8.00%, due 11/15/2013	2,500	550

The notes to the financial statements are an integral part of this report.

31

	Principal	Value
Media (continued)
DIRECTV Financing Co.
7.63%, due 05/15/2016 -144A	$2,035	$1,709
8.38%, due 03/15/2013	3,850	3,609
Echostar DBS Corp.
6.63%, due 10/01/2014	3,740	3,001
7.00%, due 10/01/2013	1,045	867
7.75%, due 05/31/2015	3,080	2,502
Idearc, Inc.
8.00%, due 11/15/2016 ^	7,855	1,090
Intelsat Corp.
9.25%, due 06/15/2016 -144A	2,715	2,253
Intelsat Subsidiary Holding Co., Ltd.
8.50%, due 01/15/2013 -144A	1,420	1,235
Knight-Ridder, Inc.
5.75%, due 09/01/2017	1,675	486
Lamar Media Corp.
6.63%, due 08/15/2015	1,525	1,121
Liberty Media LLC
5.70%, due 05/15/2013 ^	2,500	1,739
Medianews Group, Inc.
6.88%, due 10/01/2013	1,500	142
Quebecor Media, Inc.
7.75%, due 03/15/2016	1,250	866
RH Donnelley Corp.
8.88%, due 10/15/2017 ^	90	19
11.75%, due 05/15/2015 -144A ^	8,507	3,318
Univision Communications, Inc.
9.75%, due 03/15/2015 -144A §	2,325	477
Videotron Ltee
6.88%, due 01/15/2014	1,825	1,515
Metals & Mining (0.6%)
Steel Dynamics, Inc.
7.38%, due 11/01/2012	3,950	2,938
Multiline Retail (0.2%)
Bon-Ton Department Stores, Inc.
10.25%, due 03/15/2014 ^	5,125	820
Multi-Utilities (0.3%)
CMS Energy Corp.
6.55%, due 07/17/2017	840	644
6.88%, due 12/15/2015	1,340	1,096
Oil, Gas & Consumable Fuels (10.7%)
Chesapeake Energy Corp.
6.88%, due 01/15/2016	2,000	1,605
7.00%, due 08/15/2014 ^	3,400	2,728
7.25%, due 12/15/2018	830	627
7.63%, due 07/15/2013	100	85
Cimarex Energy Co.
7.13%, due 05/01/2017	1,295	1,036
Connacher Oil And Gas, Ltd.
10.25%, due 12/15/2015 -144A	2,480	1,736
Dynegy Holdings, Inc.
7.50%, due 06/01/2015	2,975	2,172
7.75%, due 06/01/2019	4,440	2,975
El Paso Corp.
6.88%, due 06/15/2014	1,060	844
7.25%, due 06/01/2018 ^	3,100	2,325
Forest Oil Corp.
7.25%, due 06/15/2019 -144A	2,000	1,360
7.75%, due 05/01/2014	275	220
Kinder Morgan Finance Co.
5.70%, due 01/05/2016 ^	5,810	4,503
Mariner Energy, Inc.
8.00%, due 05/15/2017	1,555	917
Newfield Exploration Co.
6.63%, due 09/01/2014	2,175	1,680
7.13%, due 05/15/2018 ^	295	208
Opti Canada, Inc.
7.88%, due 12/15/2014	2,500	1,500
8.25%, due 12/15/2014	800	476
Peabody Energy Corp.
6.88%, due 03/15/2013	1,350	1,185
7.38%, due 11/01/2016	5,220	4,411
Pioneer Natural Resources Co.
6.65%, due 03/15/2017	3,225	2,429
Plains Exploration & Production Co.
7.00%, due 03/15/2017	1,700	1,113
7.75%, due 06/15/2015	3,450	2,518
Roseton/Danskammer
7.67%, due 11/08/2016	800	601
Sandridge Energy, Inc.
8.00%, due 06/01/2018 -144A	1,530	1,017
Tesoro Corp.
6.25%, due 11/01/2012	4,775	3,653
6.63%, due 11/01/2015 ^	675	459
Verasun Energy Corp.
9.38%, due 06/01/2017 ^	4,325	368
9.88%, due 12/15/2012 ^	3,140	1,287
Whiting Petroleum Corp.
7.00%, due 02/01/2014	3,830	2,719
Paper & Forest Products (4.2%)
Abitibi-Consolidated, Inc.
8.55%, due 08/01/2010 ^	1,460	365
8.85%, due 08/01/2030 ^	5,015	928
13.75%, due 04/01/2011 -144A	3,200	2,528
Boise Cascade LLC
7.13%, due 10/15/2014	896	502
Domtar Corp.
7.88%, due 10/15/2011	5,720	4,919
Georgia-Pacific LLC
7.00%, due 01/15/2015 -144A	7,825	5,751
7.13%, due 01/15/2017 -144A	1,153	801
Newpage Corp.
10.00%, due 05/01/2012	1,500	1,020
Westvaco Corp.
8.20%, due 01/15/2030 ^	2,300	1,837
Real Estate Investment Trusts (0.5%)
Host Hotels & Resorts, Inc.
7.13%, due 11/01/2013 ^	3,155	2,477
Real Estate Management & Development (0.4%)
Realogy Corp.
10.50%, due 04/15/2014 ^	5,305	1,698
Road & Rail (1.8%)
Avis Budget Car Rental
7.75%, due 05/15/2016 ^ *	6,020	2,197
Hertz Corp.
8.88%, due 01/01/2014	4,150	3,029
Kansas City Southern Railway
8.00%, due 06/01/2015	3,235	2,661

The notes to the financial statements are an integral part of this report.

32

	Principal	Value
Semiconductors & Semiconductor Equipment (1.4%)
Freescale Semiconductor, Inc.
8.88%, due 12/15/2014	$7,345	$3,269
Spansion, Inc.
5.94%, due 06/01/2013 -144A *	3,960	851
Stats ChipPAC, Ltd.
6.75%, due 11/15/2011	2,750	2,337
Software (0.6%)
First Data Corp.
9.88%, due 09/24/2015	4,136	2,647
Textiles, Apparel & Luxury Goods (1.3%)
Levi Strauss & Co.
8.88%, due 04/01/2016 ^	1,200	786
9.75%, due 01/15/2015 ^	7,480	5,236
Wireless Telecommunication Services (0.3%)
Nextel Communications, Inc.
6.88%, due 10/31/2013	2,225	1,268
Total Corporate Debt Securities (cost $601,570)		424,030
REPURCHASE AGREEMENT (3.9%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $17,823 on 11/03/2008. à •	17,823	17,823
Total Repurchase Agreement (cost $17,823)		17,823

	Shares
SECURITIES LENDING COLLATERAL (14.6%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à ▲	66,811,083	66,811
Total Securities Lending Collateral (cost $66,811)		66,811

Total Investment Securities (cost $686,204)		$508,664

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $65,402.
*	Floating or variable rate note. Rate is listed as of 10/31/2008.
Ž	The security has a perpetual maturity. The date shown is the next call date.
Ω	Payment in-kind.
In default.
•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.00%, and a maturity date of 06/01/2014, and with a market value plus accrued interest of $18,179.

§	Illiquid. At 10/31/2008, these securities aggregated $4,826, or 1.06% of the Fund’s net assets.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
▲	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $686,319. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $919 and $178,574, respectively. Net unrealized depreciation for tax purposes is $177,655.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $77,348, or 16.89% of the Fund’s net assets.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

33

Transamerica Legg Mason Partners All Cap

(unaudited)

MARKET ENVIRONMENT

The stock market experienced rising volatility during the last fiscal year, with this reaching very high levels toward the end of the year. Concerns over the financial conditions within the banking and financial services sectors led to sharp declines in most stock indices. Exacerbating the decline in equity values were the actions of hedge funds which apparently had to liquidate some of their major holdings in the last quarter of fiscal 2008.

Outside of the financial services sector, many companies are in the strongest cash and financial positions in history. There is a long list of publicly traded corporations whose enterprise values are less than equal to 90% of the total value of their common stocks. In other words, many companies have at least a net cash position of 10% of the value of their shares outstanding.  Because of this, the market performance of many companies seemed divorced from reality as the fiscal year wore on.  Economic uncertainties accounted for some of this but we believe the action of hedge funds was equally or more important. In recent years, hedge funds have made up an increasing percentage of daily trading and often times their focus is short-term in nature. The use of leverage by many hedge funds accentuated their effect on the stock market, especially during the third quarter in 2008.

Our principal response was to do our best to avoid the “problem companies” in fiscal 2008. In the last market cycle (2001-2002), the poster children for bad corporate behavior were Enron Corporation, WorldCom, and Adelphia Communications Corporation. During 2008, The Bear Stearns Companies Inc., American International Group, Inc., Lehman Brothers Holdings Inc., Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), the latter two Government Sponsored Enterprises all declared bankruptcy or were forced into receivership.  We held none of these companies in the portfolio during the periods leading up to their bankruptcies.

With the stock market focusing on the credit and liquidity problems in the banking sector, we focused on those companies whose balance sheets were strong and whose longer term business prospects were sound, in our opinion.  Although we are an all-cap manager, analysis suggested that larger companies represented a very attractive segment of the market on both relative and absolute basis. Larger companies seem as cheap as they have been at any time in the last 25 years. They now make up a larger percentage of our portfolios than at any time in the last 5 years.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Legg Mason Partners All Cap Class A returned (35.81)%. By comparison, its benchmark, the Russell 3000 Index, returned (36.60)%.

STRATEGY REVIEW

For the fiscal year, stock selection in the financials and consumer staples sectors contributed to absolute performance while energy and information technology sectors detracted the most from absolute performance.

The top stock contributors to portfolio performance during the fiscal year were Wal-Mart Stores, Inc. (“Wal-Mart”), The Chubb Corporation (“Chubb”), Visa Inc., Verisign Inc., and AirTran Holdings Inc. The largest detractors from performance were Motorola, Inc.,Vodafone Group Plc — ADS, General Electric Company, Merrill Lynch & Co., Inc., and Samsung Electronics Co., Ltd. GDR (“Samsung”).

John J. Goode

Peter J. Hable

Co-Portfolio Managers

ClearBridge Advisors, LLC

34

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date
Class A (NAV)	(35.81)%	(1.12)%	3.47%	3/1/99
Class A (POP)	(39.33)%	(2.23)%	2.87%	3/1/99
Russell 3000(1)	(36.60)%	0.46%	(0.15)%	3/1/99

Class B (NAV)	(36.18)%	(1.78)%	2.91%	3/1/99
Class B (POP)	(39.06)%	(1.93)%	2.91%	3/1/99

Class C (NAV)	(36.17)%	(1.74)%	3.21%	11/11/02
Class C (POP)	(36.75)%	(1.74)%	3.21%	11/11/02

NOTES

(1) The Russell 3000 Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

35

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$692.91	1.55%	$6.60
Hypothetical (b)	1,000.00	1,017.34	1.55	7.86

Class B
Actual	1,000.00	690.95	2.20	9.35
Hypothetical (b)	1,000.00	1,014.08	2.20	11.14

Class C
Actual	1,000.00	691.43	2.11	8.97
Hypothetical (b)	1,000.00	1,014.53	2.11	10.68

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by Sector of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

36

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (100.0%)
Aerospace & Defense (5.6%)
Boeing Co.	21,270	$1,112
Honeywell International, Inc.	37,120	1,130
Raytheon Co.	40,360	2,063
Air Freight & Logistics (2.2%)
United Parcel Service, Inc. -Class B ^	31,900	1,684
Building Products (0.4%)
Simpson Manufacturing Co., Inc. ^	13,130	302
Capital Markets (1.3%)
Franklin Resources, Inc. ^	14,380	978
Chemicals (1.6%)
E.I. duPont de Nemours & Co. ^	39,250	1,256
Commercial Banks (4.6%)
Comerica, Inc. ^	35,170	970
East-West Bancorp, Inc. ^	18,105	314
State Street Corp. à	41,760	1,810
Synovus Financial Corp.	47,700	493
Communications Equipment (2.2%)
Cisco Systems, Inc. ‡	80,240	1,426
Telefonaktiebolaget LM Ericsson ADR ^	48,900	346
Computers & Peripherals (2.2%)
International Business Machines Corp. ^	17,980	1,672
Construction & Engineering (0.3%)
Perini Corp. ‡ ^	10,900	207
Consumer Finance (1.1%)
American Express Co.	30,750	846
Diversified Financial Services (4.8%)
Bank of America Corp. ^	35,700	863
JPMorgan Chase & Co.	68,860	2,840
Energy Equipment & Services (6.7%)
Baker Hughes, Inc. ^	32,500	1,136
Halliburton Co. ^	55,880	1,106
Schlumberger, Ltd. ^	28,340	1,464
Transocean, Inc. ^	6,936	571
Weatherford International, Ltd. ‡	53,120	897
Food & Staples Retailing (3.7%)
Wal-Mart Stores, Inc. ^	50,760	2,833
Food Products (4.1%)
Kraft Foods, Inc. -Class A ^	44,846	1,307
Unilever PLC ADR ^	41,609	939
Unilever PLC	41,575	934
Industrial Conglomerates (3.5%)
General Electric Co.	72,020	1,405
McDermott International, Inc. ‡	74,590	1,278
Insurance (5.3%)
Allied World Assurance Co. Holdings, Ltd.	15,670	502
Chubb Corp. ^	68,310	3,540
Internet Software & Services (1.4%)
eBay, Inc. ‡ ^	70,860	1,082
Life Sciences Tools & Services (1.0%)
ENZO Biochem, Inc. ‡ ^	136,137	785
Machinery (2.5%)
Caterpillar, Inc. ^	24,070	919
Dover Corp.	25,610	814
PACCAR, Inc. ^	6,000	175
Media (4.6%)
Time Warner, Inc. ^	137,170	1,384
Walt Disney Co. ^	82,840	2,146
Metals & Mining (1.4%)
Barrick Gold Corp.	37,290	847
Nucor Corp.	5,700	231
Oil, Gas & Consumable Fuels (4.4%)
Anadarko Petroleum Corp.	27,740	979
Chevron Corp.	9,960	743
ConocoPhillips	8,320	433
Exxon Mobil Corp. ^	12,760	946
Murphy Oil Corp. ^	3,800	192
Paper & Forest Products (1.1%)
Weyerhaeuser Co. ^	22,820	872
Pharmaceuticals (12.9%)
Abbott Laboratories	43,170	2,381
Johnson & Johnson	35,190	2,159
Merck & Co., Inc. ^	33,558	1,039
Novartis AG ADR	50,270	2,563
Wyeth	58,390	1,879
Professional Services (0.2%)
Robert Half International, Inc. ^	9,900	187
Real Estate Investment Trusts (0.1%)
LaSalle Hotel Properties	4,800	68
Semiconductors & Semiconductor Equipment (11.6%)
Applied Materials, Inc. ^	140,270	1,811
Novellus Systems, Inc. ‡ ^	63,030	996
Samsung Electronics Co., Ltd. -144A GDR	13,300	2,736
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	159,057	1,314
Texas Instruments, Inc.	102,470	2,004
Verigy, Ltd. ‡ ^	10,941	159
Software (3.1%)
Citrix Systems, Inc. ‡ ^	9,100	234
Lawson Software, Inc. ‡ ^	39,190	208
Microsoft Corp.	87,390	1,951
Specialty Retail (4.0%)
Gap, Inc. ^	56,030	725
Home Depot, Inc. ^	84,970	2,004
Penske Auto Group, Inc. ^	22,600	185
Williams-Sonoma, Inc. ^	26,160	217
Wireless Telecommunication Services (2.1%)
Vodafone Group PLC ADR	85,687	1,651
Total Common Stocks (cost $87,783)		77,243

	Principal
REPURCHASE AGREEMENT (0.2%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $183 on 11/03/2008 à •	$183	183
Total Repurchase Agreement (cost $183)		183

	Shares
SECURITIES LENDING COLLATERAL (25.9%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à▲	19,953,111	19,953

Total Securities Lending Collateral (cost $19,953)		19,953

Total Investment Securities (cost $107,919) #		$97,379

The notes to the financial statements are an integral part of this report.

37

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $19,464.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, and a maturity date of 12/01/2019, and with a market value plus accrued interest of $187.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
▲	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $108,125. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $5,738 and $16,484, respectively. Net unrealized depreciation for tax purposes is $10,746.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $2,736, or 3.54% of the Fund’s net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

38

Transamerica Money Market

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$1,008.96	0.83%	$4.19
Hypothetical (b)	1,000.00	1,020.96	0.83	4.22

Class B
Actual	1,000.00	1,005.64	1.48	7.46
Hypothetical (b)	1,000.00	1,017.70	1.48	7.51

Class C
Actual	1,000.00	1,005.81	1.48	7.46
Hypothetical (b)	1,000.00	1,017.70	1.48	7.51

Class I
Actual	1,000.00	1,010.62	0.48	2.43
Hypothetical (b)	1,000.00	1,022.72	0.48	2.44

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Industry

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by Industry of the Fund’s total investment securities.

39

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Principal	Value
COMMERCIAL PAPER (100.1%)
Beverages (3.5%)
Coca-Cola Co.
1.90%, due 01/08/2009	$3,550	$3,537
2.25%, due 01/06/2009	5,900	5,876
Capital Markets (0.6%)
Merrill Lynch & Co., Inc.
2.75%, due 11/25/2008	1,500	1,497
Commercial Banks (22.2%)
Barclays Bank PLC
2.76%, due 11/13/2008	3,400	3,397
3.12%, due 11/24/2008	5,700	5,689
3.25%, due 11/18/2008	2,200	2,197
4.23%, due 11/14/2008	2,100	2,097
Canadian Imperial Holdings, Inc.
2.81%, due 11/05/2008	1,800	1,799
Royal Bank of Scotland PLC
2.63%, due 11/04/2008	3,400	3,399
2.75%, due 11/06/2008	1,900	1,899
2.85%, due 12/05/2008 - 12/10/2008	8,200	8,171
State Street Corp.
2.75%, due 11/26/2008	1,100	1,098
3.50%, due 11/17/2008 - 11/18/2008 ◊	12,300	12,281
Toronto-Dominion Holdings USA, Inc.
2.68%, due 11/17/2008 - 144A	2,000	1,998
UBS Finance, Inc.
2.80%, due 11/10/2008	1,800	1,799
3.16%, due 11/28/2008	3,900	3,891
3.65%, due 12/04/2008	2,900	2,890
4.05%, due 11/17/2008	4,800	4,791
Wells Fargo & Co.
2.59%, due 11/12/2008	2,500	2,498
Commercial Services & Supplies (1.8%)
Pitney Bowes, Inc.
2.05%, due 01/05/2009 - 144A	4,800	4,782
Computers & Peripherals (4.4%)
Hewlett-Packard Co.
2.20%, due 11/04/2008 - 11/10/2008 -144A	5,400	5,398
2.30%, due 11/03/2008 - 144A	6,600	6,599
Diversified Financial Services (55.5%)
Alpine Securitization
3.00%, due 11/13/2008 - 144A	4,750	4,745
3.25%, due 11/12/2008 - 144A	7,200	7,193
3.75%, due 12/03/2008 - 144A	1,400	1,395
American Honda Finance Corp.
2.25%, due 12/02/2008 - 12/03/2008	13,350	13,323
Bank of America Corp.
2.66%, due 11/03/2008	1,150	1,150
2.67%, due 12/09/2008	1,600	1,595
3.43%, due 12/15/2008	2,700	2,689
Caterpillar Financial Services Corp.
1.75%, due 11/10/2008 - 11/12/2008	3,000	2,998
1.80%, due 11/17/2008 - 11/20/2008	10,300	10,291
Ciesco LLC
2.75%, due 12/01/2008 - 144A	8,800	8,780
2.78%, due 11/04/2008 - 144A	500	500
3.00%, due 11/25/2008 - 144A	4,200	4,192
General Electric Capital Corp.
2.52%, due 11/20/2008	1,950	1,947
2.75%, due 11/24/2008 - 12/05/2008	8,500	8,483
MetLife Funding, Inc.
2.25%, due 12/03/2008	5,000	4,990
2.55%, due 11/21/2008	6,600	6,591
Old Line Funding LLC
2.70%, due 11/06/2008 - 144A	290	290
2.77%, due 11/07/2008 - 11/21/2008 -144A	4,450	4,447
3.50%, due 11/19/2008 - 144A	2,400	2,396
3.70%, due 11/17/2008 - 144A	1,300	1,298
4.10%, due 11/04/2008 - 144A	3,100	3,099
PACCAR Financial Corp.
2.05%, due 11/07/2008	5,800	5,798
2.15%, due 11/05/2008 - 11/10/2008	7,500	7,498
Rabobank USA Financial Corp.
2.20%, due 11/24/2008	1,600	1,598
2.68%, due 11/25/2008	5,500	5,490
3.20%, due 11/20/2008	6,300	6,289
Ranger Funding Co. LLC
2.58%, due 11/06/2008 - 144A	1,700	1,699
2.74%, due 11/19/2008 - 144A	2,200	2,197
2.75%, due 11/18/2008 - 144A	2,550	2,547
Toyota Motor Credit Corp.
2.52%, due 11/21/2008	1,550	1,548
2.85%, due 11/14/2008	5,700	5,694
3.00%, due 11/13/2008	5,700	5,694
Wal-Mart Funding Corp.
2.50%, due 11/18/2008 - 144A	13,350	13,334
Diversified Telecommunication Services (4.8%)
AT&T, Inc.
2.00%, due 12/04/2008 - 144A	8,250	8,235
2.10%, due 01/07/2009 - 144A	5,000	4,980
Food Products (2.9%)
Nestle Capital Corp.
2.17%, due 11/14/2008 - 144A	7,850	7,844
Multiline Retail (4.4%)
Walgreen Co.
1.75%, due 11/03/2008 - 144A	4,000	4,000
1.95%, due 11/06/2008 - 144A	4,100	4,099
2.00%, due 11/05/2008 - 144A	3,750	3,749
Total Commercial Paper (cost $272,268)		272,268

REPURCHASE AGREEMENT (0.7%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $1,865 on 11/03/2008 à •	1,865	1,865

Total Repurchase Agreement (cost $1,865)		1,865

Total Investment Securities (cost $274,133) #		$274,133

The notes to the financial statements are an integral part of this report.

40

NOTES TO SCHEDULE OF INVESTMENTS:

•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.89%, and a maturity date of 01/01/2037, and with a market value plus accrued interest of $1,905.

à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#	Aggregate cost for federal income tax purposes is $274,133.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $109,796, or 40.38% of the Fund’s net assets.

LLC	Limited Liability Company
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

41

Transamerica Science & Technology

(unaudited)

MARKET ENVIRONMENT

Faced with many challenges in the twelve months ended October 31, 2008, US equity indices delivered double-digit negative returns across the board. The Dow Jones US Technology Index (“DJ Technology”) declined 40.90%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. This made it more difficult for companies to fund payroll, inventory and other near-term expenses in the face of high borrowing costs. Consumers, who already were feeling the effects of higher energy and food prices and lack of wage growth, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the US government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown rose.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Science & Technology Class A returned (48.18)%. By comparison, its benchmark, the DJ Technology, returned (40.90)%.

STRATEGY REVIEW

We position the portfolio to benefit from at least one of several long-term secular trends that we believe can be the source of strong growth for a company. Among these are the digitization of media for mass consumer adoption, and development and delivery of alternative energy and other environmental sustainability projects. Other trends underlying our stock selections are the unique application of technology to gain a competitive edge and the development of biotechnology products and treatments that improve the quality and efficacy of health care.

Despite our focus on these secular growth trends, the stocks in the portfolio were generally unable to withstand the broad-scale sell-off of technology stocks that occurred during the period. Driving that sell-off were hedge funds and other major holders of technology stocks that were forced to sell securities in order to raise capital.

The largest detractors from performance were technology sector holdings (e.g., SiRF Technology Holdings, Inc. (“SiRF”) and SunPower Corporation (“SunPower”)). We sold SiRF, a maker of global positioning systems (“GPS”) semiconductor chips, when it became apparent that the commoditization of GPS chips was occurring more rapidly than we anticipated.  SunPower is a manufacturer and installer of solar power technologies. Its stock price fluctuated widely during the period as sales were affected by customers’ difficulty in obtaining financing and investors worried about the future of government subsidies for alternative energy. We maintained the position, in the belief that there will be aggressive pursuit of alternative energy technologies in the coming years.

These declines were partially offset by our overweighting and stock selection in the health care sector (e.g., NuVasive, Inc. (“NuVasive”) and Gilead Sciences, Inc. (“Gilead”)). NuVasive, a medical device company, is benefiting from advancements in spinal surgery techniques. Further, its business is relatively immune from cyclical economic trends. Gilead, a biopharmaceutical company working on treatments for cures to life-threatening diseases, has benefited from competitors’ mergers, which reduced its competition.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector, the biggest government intervention in the financial system since the 1930s, should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and reduce the severity of the recession. In the interim, high levels of market volatility likely will persist.

Kirk J. Kim

Joshua D. Shaskan, CFA

Jeffrey J. Hoo, CFA

Erik U. Rollé

Co-Portfolio Managers

Transamerica Investment Management, LLC

Prior to March 1, 2008, Gary V. Rollé, CFA was also a co-portfolio manager.

42

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(48.18)%	(3.63)%	(13.50)%	7/14/00
Class A (POP)	(51.03)%	(4.72)%	(14.08)%	7/14/00
Dow Jones U.S. Technology(1)	(40.90)%	(2.59)%	(12.97)%	7/14/00

Class B (NAV)	(48.56)%	(4.30)%	(14.11)%	7/14/00
Class B (POP)	(51.04)%	(4.48)%	(14.11)%	7/14/00

Class C (NAV)	(48.46)%	(4.29)%	2.37%	11/11/02
Class C (POP)	(48.96)%	(4.29)%	2.37%	11/11/02

Class I (NAV)	(47.93)%	N/A	(8.79)%	11/15/05

NOTES

(1) The Dow Jones U.S. Technology Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

43

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$646.92	1.53%	$6.33
Hypothetical (b)	1,000.00	1,017.44	1.53	7.76

Class B
Actual	1,000.00	644.23	2.18	9.01
Hypothetical (b)	1,000.00	1,014.18	2.18	11.04

Class C
Actual	1,000.00	645.78	2.18	9.02
Hypothetical (b)	1,000.00	1,014.18	2.18	11.04

Class I
Actual	1,000.00	647.98	0.93	3.85
Hypothetical (b)	1,000.00	1,020.46	0.93	4.72

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by Sector of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

44

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (91.9%)
Auto Components (1.3%)
BorgWarner, Inc. ^	29,793	$669
Biotechnology (4.7%)
Gilead Sciences, Inc. ‡	54,800	2,513
Communications Equipment (11.2%)
F5 Networks, Inc. ‡	55,500	1,378
Polycom, Inc. ‡ ^	120,000	2,521
Qualcomm, Inc.	33,000	1,263
Research In Motion, Ltd. ‡ ^	15,500	782
Computers & Peripherals (10.4%)
Apple, Inc. ‡	21,935	2,360
Data Domain, Inc. ‡ ^	53,000	978
EMC Corp. ‡ ^	124,500	1,467
Hewlett-Packard Co.	21,000	804
Diversified Financial Services (3.3%)
CME Group, Inc. -Class A ^	6,300	1,778
Diversified Telecommunication Services (2.7%)
AT&T, Inc.	54,100	1,448
Electrical Equipment (3.7%)
Fuelcell Energy, Inc. ‡ ^	170,800	816
Sunpower Corp. -Class A ‡ ^	29,500	1,152
Electronic Equipment & Instruments (6.4%)
FLIR Systems, Inc. ‡ ^	70,000	2,247
Itron, Inc. ‡ ^	24,000	1,164
Health Care Equipment & Supplies (6.4%)
Intuitive Surgical, Inc. ‡ ^	9,700	1,676
NuVasive, Inc. ‡ ^	38,000	1,789
Internet & Catalog Retail (4.2%)
Amazon.com, Inc. ‡ ^	39,000	2,232
Internet Software & Services (10.4%)
Equinix, Inc. ‡ ^	17,000	1,061
Google, Inc. -Class A ‡	8,800	3,162
Omniture, Inc. ‡ ^	67,000	770
Vocus, Inc. ‡ ^	34,538	581
Machinery (1.7%)
Tennant Co. ^	35,500	891
Software (20.8%)
Activision Blizzard, Inc. ‡	108,000	1,346
Adobe Systems, Inc. ‡ ^	71,000	1,891
Informatica Corp. ‡ ^	117,000	1,644
Macrovision Solutions Corp. ‡ ^	129,500	1,435
Nintendo Co., Ltd. ADR	30,200	1,178
Nuance Communications, Inc. ‡ ^	140,000	1,281
Salesforce.com, Inc. ‡ ^	52,500	1,625
Ultimate Software Group, Inc. ‡ ^	56,500	753
Wireless Telecommunication Services (4.7%)
Metropcs Communications, Inc. ‡ ^	129,300	1,777
NII Holdings, Inc. ‡ ^	29,600	762
Total Common Stocks (cost $64,224)		49,194

	Principal
REPURCHASE AGREEMENT (8.1%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $4,323 on 11/03/2008 à •	$4,323	4,323
Total Repurchase Agreement (cost $4,323)		4,323

	Shares
SECURITIES LENDING COLLATERAL (24.7%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à ▲	13,233,517	13,234

Total Securities Lending Collateral (cost $13,234)		13,234

Total Investment Securities (cost $81,781) #		$66,751

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $12,875.
‡	Non-income producing security.
•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, and a maturity date of 02/01/2019, and with a market value plus accrued interest of $4,409.

à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
▲	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $81,838. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,186 and $18,273, respectively. Net unrealized depreciation for tax purposes is $15,087.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

45

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

In the twelve months ended October 31, 2008, conditions in the economy and credit markets deteriorated, creating a very unstable environment for bond investors. What began as concerns about securities related to defaulting sub-prime mortgages escalated into a credit and economic crises. Overnight lending between banks, a vital part of maintaining the flow of capital in the financial system, was disrupted as banks increasingly worried about undisclosed risks from exotic securities and the financial strength and stability of other banks. As credit problems multiplied, financial institutions focused on preserving capital and were more selective about lending, making it more difficult for business and consumers to attain credit.

The risk aversion eventually spread from Wall Street to Main Street, where it added to growing problems on the economic front. Throughout the period, the housing market continued to deteriorate, while commodity prices were volatile. Rising unemployment, coupled with lack of wage growth and tighter credit conditions, caused consumers to rein in their spending. The reduction in consumer spending, which is the backbone of the US economy, exacerbated problems further.

The Federal Reserve Board (“Fed”) and the US government intervened on several occasions, taking unprecedented measures to curb the crises, improve liquidity, and stimulate the economy. Among the many initiatives were new government-guaranteed loans, larger and more varied lending facilities for banks, and the takeover of major financial institutions. Even with the government’s intervention, the expectations of a global economic slowdown and US recession rose. Nearing the end of the period, investors flocked to the relative safety of US government debt. While treasury yields declined, concerns over corporate profitability in a slowing economy coupled with reduced liquidity caused the risk premiums to increase for most non-government securities. As this risk premium increased, prices for most non-government securities rose less than Treasuries and in some cases prices fell.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Short-Term Bond Class A returned (1.70)%. By comparison, its benchmark, the Merrill Lynch US Corporate & Government 1-3 Year Index (“MLCG”), returned 3.97%.

STRATEGY REVIEW

Throughout the period, the portfolio generated competitive yields, aided by an overweighting in corporate bonds, an area where yields generally rose. However, as the market tumult came to a head and yield spreads between government and corporate bonds grew, this overweighting hindered performance even though we reduced our exposure to corporates throughout the period. The below-index duration of the portfolio made it less sensitive than the index to changes in interest rates. Therefore, it did not benefit as much as the index when bonds yields fell and bond prices, which move opposite to yields, rose. Helping to mitigate the underperformance were two factors. We were selective in our corporate bond positions, and had no exposure to sub-prime securities. Additionally, as corporate issues matured later in the period, we invested the proceeds into government agency mortgage-backed securities (“MBS”).

Agency MBS were less volatile than other fixed-income securities because the government, in taking over the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), had strengthened its implied guarantee of these securities.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector, combined with several other government actions, should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and reduce the severity of the recession. In the interim, high levels of market volatility likely will persist.

Greg D. Haendel, CFA

Derek S. Brown, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Prior to October 1, 2008, Heidi Y. Hu, CFA was also a co-portfolio manager.

46

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date

Class I (NAV)	(1.22)%	2.09%	11/8/04
Merrill Lynch U.S. Corporate & Government, 1-3 Yrs(1)	3.97%	3.97%	11/1/07

Class A (NAV)	(1.70)%	(1.70)%	11/1/07
Class A (POP)	(4.19)%	(4.19)%	11/1/07

Class C (NAV)	(2.43)%	(2.43)%	11/1/07
Class C (POP)	(3.37)%	(3.37)%	11/1/07

NOTES

(1) The Merrill Lynch U.S. Corporate & Government, 1-3 Yrs Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for A shares or 1% (during the first 12 months) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

47

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$972.84	1.13%	$5.60
Hypothetical (b)	1,000.00	1,019.46	1.13	5.74

Class C
Actual	1,000.00	968.80	1.78	8.81
Hypothetical (b)	1,000.00	1,016.19	1.78	9.02

Class I
Actual	1,000.00	974.04	0.70	3.47
Hypothetical (b)	1,000.00	1,021.62	0.70	3.56

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

48

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Bond Credit Quality (Moody’s ratings)

At October 31, 2008

(unaudited)

Credit Rating Definitions:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality, and are subject to very low credit risk, but their susceptibility to long-term risks appears somewhat greater.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk, but have elements present that suggest a susceptibility to impairment over the long term.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative, are subject to high credit risk, and have generally poor credit risk.

Caa	Obligations rated Caa are judged to be of poor standing, are subject to very high credit risk, and have extremely poor credit quality.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR	Not rated.

WR	Withdrawn rating.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Percentage breakdown of the NR category includes Securities Lending Collateral.

49

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (28.7%)
Fannie Mae
4.50%, due 03/25/2017 - 04/25/2030	$22,933	$22,760
5.00%, due 10/25/2032 - 06/25/2034	19,556	19,297
5.50%, due 03/25/2026	8,945	8,979
5.92%, due 07/01/2037 *	6,391	6,479
Freddie Mac
3.75%, due 12/15/2011	5,728	5,705
4.00%, due 10/15/2029	5,382	5,262
4.50%, due 02/15/2027	5,825	5,851
4.82%, due 06/01/2035 *	9,427	9,388
5.00%, due 06/15/2027 - 11/15/2032	22,985	22,854
5.50%, due 04/15/2024 - 01/15/2029	13,767	13,948
5.51%, due 08/01/2037 *	4,211	4,253
5.55%, due 02/01/2038 *	6,586	6,628
5.71%, due 03/01/2037 *	7,218	7,314
Ginnie Mae
4.50%, due 01/17/2033	6,343	6,329
Total U.S. Government Agency Obligations (cost $144,640)		145,047

MORTGAGE-BACKED SECURITIES (3.6%)
Crown Castle Towers LLC
Series 2006-1A, Class C
5.47%, due 11/15/2036 -144A	5,000	4,538
Global Signal Trust
Series 2004-2A, Class D
5.09%, due 12/15/2014 -144A	9,750	9,309
SBA CMBS Trust
Series 2006-1A, Class E
6.17%, due 11/15/2036 -144A	5,000	4,201
Total Mortgage-Backed Securities (cost $19,611)		18,048

ASSET-BACKED SECURITIES (1.8%)
USAA Auto Owner Trust
Series 2007-2, Class A3
4.90%, due 02/15/2012	4,000	3,939
Series 2008-2, Class A2
3.91%, due 01/15/2011	5,000	4,962
Total Asset-Backed Securities (cost $8,999)		8,901

CORPORATE DEBT SECURITIES (63.4%)
Aerospace & Defense (1.0%)
BAE Systems PLC
6.40%, due 12/15/2011 -144A	5,000	5,154
Air Freight & Logistics (1.2%)
FedEx Corp.
3.50%, due 04/01/2009 ^	6,000	5,903
Airlines (0.6%)
Continental Airlines, Inc.
7.49%, due 10/02/2010	3,061	2,847
Automobiles (1.0%)
Daimler Finance North America LLC
7.20%, due 09/01/2009	5,200	4,827
Beverages (3.8%)
Coca-Cola Enterprises, Inc.
3.31%, due 05/06/2011 *	6,000	5,793
Diageo Capital PLC
4.38%, due 05/03/2010 ^	4,870	4,820
Molson Coors Capital Finance
4.85%, due 09/22/2010	6,000	6,010
Sabmiller PLC
6.20%, due 07/01/2011 -144A	2,301	2,337
Capital Markets (2.5%)
Merrill Lynch & Co., Inc.
4.61%, due 05/20/2009 *	5,000	4,993
State Street Capital Trust III
8.25%, due 03/15/2011 Ž à	3,000	2,584
Xstrata Finance Dubai, Ltd.
3.15%, due 11/13/2009 -144A *	5,000	4,910
Chemicals (2.2%)
ICI Wilmington, Inc.
4.38%, due 12/01/2008	5,002	5,001
Lubrizol Corp.
4.63%, due 10/01/2009	6,566	6,325
Commercial Banks (1.5%)
BNP Paribas
3.26%, due 06/04/2010 *	3,700	3,702
M&I Marshall & Ilsley Bank
3.08%, due 12/04/2012 *	5,390	4,208
Commercial Services & Supplies (0.5%)
Waste Management, Inc.
6.88%, due 05/15/2009 ^	2,355	2,371
Computers & Peripherals (1.0%)
Hewlett-Packard Co.
2.88%, due 06/15/2010 ^ *	5,199	5,062
Consumer Finance (2.3%)
American Express Credit Corp.
3.38%, due 02/24/2012 ^ *	4,300	3,094
Discover Financial Services
3.35%, due 06/11/2010 *	6,920	4,915
John Deere Capital Corp.
3.57%, due 06/10/2011 *	4,000	3,768
Containers & Packaging (0.6%)
Rexam PLC
6.75%, due 06/01/2013 -144A	2,950	2,891
Diversified Financial Services (1.1%)
Caterpillar Financial Services Corp.
5.05%, due 12/01/2010	3,000	2,932
Pemex Finance, Ltd.
9.03%, due 02/15/2011	2,700	2,720
Diversified Telecommunication Services (3.6%)
Telecom Italia Capital SA
4.00%, due 11/15/2008	8,010	8,000
Telefonica Europe BV
7.75%, due 09/15/2010	5,400	5,228
Verizon Global Funding Corp.
7.25%, due 12/01/2010	5,000	4,985
Electric Utilities (2.1%)
PSEG Power LLC
3.75%, due 04/01/2009	4,900	4,818
Sempra Energy
7.95%, due 03/01/2010	5,500	5,530
Food & Staples Retailing (1.5%)
Kroger Co.
8.05%, due 02/01/2010	5,012	5,036
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012	2,900	2,581
Food Products (3.5%)
Cargill, Inc.
3.63%, due 03/04/2009 -144A	5,000	4,928
ConAgra Foods, Inc.
7.88%, due 09/15/2010	4,880	4,856
General Mills, Inc.
4.19%, due 01/22/2010 *	5,200	5,143

The notes to the financial statements are an integral part of this report.

50

	Principal	Value
Food Products (continued)
Michael Foods, Inc.
8.00%, due 11/15/2013	$3,215	$2,781
Hotels, Restaurants & Leisure (0.5%)
Royal Caribbean Cruises, Ltd.
8.75%, due 02/02/2011 ^	3,000	2,580
Independent Power Producers & Energy Traders (1.9%)
Empresa Nacional de Electricidad SA
8.50%, due 04/01/2009	9,610	9,694
Industrial Conglomerates (1.2%)
Atmos Energy Corp.
4.00%, due 10/15/2009	1,840	1,735
Hutchison Whampoa International, Ltd.
5.45%, due 11/24/2010 -144A	5,000	4,718
Insurance (0.3%)
Oil Insurance, Ltd.
7.56%, due 06/30/2011 -144A ¡ Ž	3,250	1,644
IT Services (1.1%)
Western Union Co.
5.40%, due 11/17/2011 ^	5,500	5,349
Machinery (0.5%)
Case New Holland, Inc.
6.00%, due 06/01/2009 ^	2,500	2,388
Media (3.8%)
British Sky Broadcasting Group PLC
8.20%, due 07/15/2009	6,000	5,947
Comcast Cable Communications LLC
6.88%, due 06/15/2009	5,500	5,455
Time Warner, Inc.
2.52%, due 11/13/2009 *	4,906	4,612
Walt Disney Co.
4.71%, due 07/16/2010 *	3,080	2,980
Metals & Mining (1.8%)
Arcelormittal
5.38%, due 06/01/2013 -144A	3,500	2,844
BHP Billiton Finance, Ltd.
5.00%, due 12/15/2010	6,000	5,959
Multiline Retail (0.3%)
Target Corp.
2.63%, due 08/07/2009 *	1,450	1,449
Office Electronics (0.8%)
Xerox Corp.
9.75%, due 01/15/2009 *	4,000	3,985
Oil, Gas & Consumable Fuels (7.0%)
Anadarko Petroleum Corp.
3.22%, due 09/15/2009 *	5,700	5,384
Burlington Resources Finance Co.
6.50%, due 12/01/2011	6,175	6,177
Enterprise Products Operating, LP
7.50%, due 02/01/2011 ^	6,100	6,030
Kinder Morgan Energy Partners, LP
6.30%, due 02/01/2009	3,200	3,188
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.44%, due 09/15/2009 -144A	4,039	3,988
Transcanada Pipelines, Ltd.
6.49%, due 01/21/2009	5,000	5,016
XTO Energy, Inc.
5.00%, due 08/01/2010 ^	5,770	5,674
Real Estate Investment Trusts (7.6%)
BRE Properties, Inc.
5.75%, due 09/01/2009	10,000	9,762
Developers Divers Realty
4.63%, due 08/01/2010	1,043	918
Federal Realty Investment Trust
8.75%, due 12/01/2009	2,680	2,706
Healthcare Realty Trust, Inc.
8.13%, due 05/01/2011	3,000	3,083
Kimco Realty Corp.
4.62%, due 05/06/2010	5,000	4,789
PPF Funding, Inc.
5.35%, due 04/15/2012 -144A	4,000	3,772
ProLogis
5.25%, due 11/15/2010 ^	7,020	4,579
Simon Property Group, LP
3.75%, due 01/30/2009	5,335	5,270
Wea Finance LLC / WCI Finance LLC
5.40%, due 10/01/2012 -144A	5,000	4,358
Real Estate Management & Development (1.4%)
Colonial Realty, LP
4.75%, due 02/01/2010	2,380	2,242
Post Apartment Homes, LP
7.70%, due 12/20/2010 ^	5,000	5,220
Road & Rail (4.2%)
Burlington Northern Santa Fe Corp.
6.13%, due 03/15/2009	5,000	4,995
Erac USA Finance Co.
7.95%, due 12/15/2009 -144A	5,500	5,221
Norfolk Southern Corp.
6.20%, due 04/15/2009	6,000	5,979
Union Pacific Corp.
3.63%, due 06/01/2010	5,030	4,935
Wireless Telecommunication Services (1.0%)
Vodafone Group PLC
7.75%, due 02/15/2010 ^	5,000	4,861
Total Corporate Debt Securities (cost $339,994)		320,539

	Principal
REPURCHASE AGREEMENT (1.3%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $6,737 on 11/03/2008 à •	6,736	6,736
Total Repurchase Agreement (cost $6,736)		6,736

	Shares
SECURITIES LENDING COLLATERAL (3.4%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	17,209,058	17,209

Total Securities Lending Collateral (cost $17,209)		17,209

Total Investment Securities (cost $537,189) #		$516,480

The notes to the financial statements are an integral part of this report.

51

FUTURES CONTRACTS:

Description	Contracts G	Expiration Date	Amount	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Note	(120)	12/31/2008	$(13,591)	$(160)
			$(13,591)	$(160)

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 10/31/2008.
^	All or a portion of this security is on loan. The value of all securities on loan is $16,847.
Ž	The security has a perpetual maturity. The date shown is the next call date.
G	Contract amounts are not in thousands.
¡	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2008.
•

Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 5.00% to 5.89%, maturity dates ranging between 12/01/2019 - 01/01/2037, and with market values plus accrued interests of $6,871.

à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $537,272. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,089 and $21,881, respectively. Net unrealized depreciation for tax purposes is $20,792.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $64,813, or 12.83% of the Fund’s net assets.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

52

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Faced with many challenges in the twelve months ended October 31, 2008, US equity indices delivered double-digit negative returns across the board. The Russell 2500® Value Index (“Russell 2500 Value”) declined 33.64%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. This made it more difficult for companies to fund payroll, inventory and other near-term expenses in the face of high borrowing costs. Consumers, already feeling the effects of higher energy and food prices, rising unemployment and lack of wage growth, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the US government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown rose.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Small/Mid Cap Value Class A returned (39.47)%. By comparison, its benchmark, the Russell 2500® Value, returned (33.64)%.

STRATEGY REVIEW

The results reflect the impact of decisions made by the portfolio’s prior management team (through September 30, 2008) and decisions of a new management team thereafter.The portfolio’s underperformance can be attributed almost exclusively to overweighting energy and shipping-related stocks. As the financial crisis and economic turmoil increasingly spread across the globe, investors shunned the stocks over concerns that the global supply-demand ratios driving their growth will deteriorate temporarily, due to recession. The largest individual detractors from relative performance (versus the benchmark) included Aegean Marine Petroleum Network Inc., DryShips Inc., Genco Shipping & Trading Limited and McDermott International, Inc., an oil services company.

Management of the portfolio was transferred to a new team at Transamerica Investment Management, LLC as of October 1, 2008.  The new team began repositioning the portfolio to be more diversified by sector and industry while keeping it relatively concentrated in 35 - 45 names. In selecting stocks to replace the energy, shipping and other stocks vulnerable to the slowing global economy, we focused on companies that derive more of their revenues from US sources. We believe that since the US was first to take action to stave off recession, it also will emerge from the economic downturn before others do.

While the new investment team believes that, in the long run, global economic growth will be strong, it also recognized that, in the near term, the financial crisis will greatly limit economic expansion. With that in mind, we (the new team) began partially and gradually repositioning the portfolio to be more diversified by sector and industry while maintaining a relatively concentrated portfolio.

Partially offsetting these declines were our selections in the producer durables and consumer discretionary (e.g., FTI Consulting, Inc. (“FTI Consulting”)) sectors and our cash position. FTI Consulting, a provider of advice on corporate governance, compliance and other strategic management issues, saw strong worldwide sales and benefited from distressed companies seeking its services in troubled times.  Although our goal is to be fully invested at all times as market conditions worsened, we let our cash position build temporarily during October. Because cash outperformed stocks, this added to performance. It also made it possible to invest in new opportunities at very attractive prices as the market fell during that month.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and reduce the severity of the recession. In the interim, high levels of market volatility likely will persist.

Joshua D. Shaskan, CFA

Scott L. Dinsdale, CFA

Jeffrey J. Hoo, CFA

John D. Lawrence, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Prior to October 1, 2008, Michelle E. Stevens was the portfolio manager of the fund.

53

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(39.47)%	6.54%	7.87%	4/2/01
Class A (POP)	(42.79)%	5.34%	7.07%	4/2/01
Russell 2500 Value (1)	(33.64)%	2.55%	5.80%	4/2/01

Class B (NAV)	(39.85)%	5.79%	7.14%	4/2/01
Class B (POP)	(42.51)%	5.64%	7.14%	4/2/01

Class C (NAV)	(39.84)%	5.78%	11.06%	11/11/02
Class C (POP)	(40.37)%	5.78%	11.06%	11/11/02

Class I (NAV)	(39.11)%	N/A	(1.70)%	11/15/05

NOTES

(1) The Russell 2500 Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

54

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$661.11	1.43%	$5.97
Hypothetical (b)	1,000.00	1,017.95	1.43	7.25

Class B
Actual	1,000.00	659.27	2.09	8.72
Hypothetical (b)	1,000.00	1,014.63	2.09	10.58

Class C
Actual	1,000.00	659.40	2.06	8.59
Hypothetical (b)	1,000.00	1,014.78	2.06	10.43

Class I
Actual	1,000.00	663.39	0.85	3.55
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b) 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by Sector of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

55

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (86.1%)
Aerospace & Defense (0.5%)
Alliant Techsystems, Inc. ‡	30,830	$2,545
Auto Components (1.8%)
Tenneco, Inc. ‡ ^	2,024,220	9,939
Chemicals (3.6%)
Terra Industries, Inc. ^	601,001	13,216
Zep, Inc.	299,805	6,311
Commercial Banks (1.2%)
Wintrust Financial Corp. ^	246,115	6,301
Commercial Services & Supplies (2.7%)
Republic Services, Inc. -Class A ^	624,090	14,791
Communications Equipment (4.4%)
Arris Group, Inc. ‡ ^	1,982,000	13,696
Harmonic Lightwaves, Inc. ‡ ^	1,472,832	10,472
Computers & Peripherals (0.2%)
Hypercom Corp. ‡ ^	434,321	847
Electric Utilities (3.4%)
Uil Holdings Corp. ^	550,000	18,150
Electronic Equipment & Instruments (1.1%)
Cogent, Inc. ‡ ^	655,735	5,993
Energy Equipment & Services (3.7%)
Superior Energy Services, Inc. ‡ ^	935,000	19,934
Food Products (3.9%)
Dean Foods Co. ‡ ^	977,630	21,371
Health Care Technology (1.1%)
Allscripts-Misys Healthcare Solutions, Inc. ^	902,639	5,867
Hotels, Restaurants & Leisure (2.5%)
PF Chang’s China Bistro, Inc. ‡ ^	663,000	13,565
Household Durables (1.9%)
Jarden Corp. ‡ ^	575,100	10,237
Insurance (7.1%)
HCC Insurance Holdings, Inc. ^	872,500	19,247
PartnerRe, Ltd. ^	280,000	18,953
Internet Software & Services (2.4%)
Valueclick, Inc. ‡ ^	1,768,308	13,085
IT Services (1.7%)
NeuStar, Inc. -Class A ‡	44,986	886
Wright Express Corp. ‡ ^	605,000	8,282
Life Sciences Tools & Services (2.5%)
Varian, Inc. ‡ ^	365,000	13,450
Marine (0.2%)
Omega Navigation Enterprises, Inc. -Class A^	225,342	1,257
Oil, Gas & Consumable Fuels (7.1%)
Comstock Resources, Inc. ‡ ^	301,085	14,880
PetroHawk Energy Corp. ‡ ^	965,700	18,300
StealthGas, Inc. ^	682,685	4,711
Personal Products (1.1%)
Bare Escentuals, Inc. ‡ ^	1,483,185	6,200
Pharmaceuticals (1.6%)
Sepracor, Inc. ‡ ^	646,225	8,608
Professional Services (5.9%)
FTI Consulting, Inc. ‡ ^	550,000	32,037
Real Estate Investment Trusts (18.5%)
Annaly Capital Management, Inc. ^	1,880,000	26,132
Capstead Mortgage Corp. ^	1,098,500	11,040
Host Hotels & Resorts, Inc. ^	1,243,820	12,861
LTC Properties, Inc. ^	800,480	19,348
Omega Healthcare Investors, Inc. ^	1,169,860	17,630
Potlatch Corp. ^	395,335	13,129
Software (3.4%)
Fair Isaac Corp. ^	465,000	7,249
Macrovision Solutions Corp. ‡ ^	1,030,000	11,412
Textiles, Apparel & Luxury Goods (2.6%)
Hanesbrands, Inc. ‡ ^	809,960	14,150
Total Common Stocks (cost $533,709)		466,082

	Principal
REPURCHASE AGREEMENT (11.7%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $63,351 on 11/03/2008 à •	$63,351	63,351
Total Repurchase Agreement (cost $63,351)		63,351

	Shares
SECURITIES LENDING COLLATERAL (24.4%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à	131,869,568	131,870

Total Securities Lending Collateral (cost $131,870)		131,870

Total Investment Securities (cost $728,930) #		$661,303

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $127,833.
•	Repurchase agreement is collateralized by a U.S. Government Obligation with an interest rate of 0.00%, and a maturity date of 01/15/2009, and with a market value plus accrued interest of $64,618.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $728,939. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $37,498 and $105,134, respectively. Net unrealized depreciation for tax purposes is $67,636.

The notes to the financial statements are an integral part of this report.

56

Transamerica Templeton Global

(unaudited)

MARKET ENVIRONMENT

Transamerica Investment Management, LLC:

Faced with many challenges in the twelve months ended October 31, 2008, US equity indices delivered double-digit negative returns across the board. The Russell 1000® Growth Index declined 36.95%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. This made it more difficult for companies to fund payroll, inventory and other near-term expenses in the face of high borrowing costs. Consumers, who already were feeling the effects of high energy prices, increasing food costs, rising unemployment and lack of wage growth, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the US government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown rose.

Templeton Investment Counsel, LLC:

During the twelve months ended October 31, 2008, US gross domestic product (“GDP”) growth slowed markedly as housing prices declined, consumer demand softened, and a credit crisis originally related to US sub-prime loan losses intensified and spread globally. Recessionary fears spanned the entire period, and by summer most economists agreed a recession was under way, and a global slowdown surfaced.

Strong global demand triggered a commodity price boom, which added to global inflationary pressures. Seeking to reignite the US economy, the Fed lowered rates to 1.00% from 4.50%. The eurozone focused on controlling inflation and kept rates steady at 4.00% until July when the European Central Bank (“ECB”) joined many of the world’s central banks and raised rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in September and October, trumped inflationary concerns, and the world’s monetary authorities cut interest rates aggressively. The US dollar, which had previously declined versus many of the world’s currencies, regained ground quickly toward period-end, and the dollar posted twelve-month gains relative to most currencies.

Against this challenging economic backdrop, many global equity markets were volatile, and virtually all local indices suffered losses for the twelve-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies’ balance sheets, primarily outside the financial sector, remained relatively strong.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Templeton Global Class A returned (44.68)%. By comparison, its benchmark, the Morgan Stanley Capital International World Index (“MSCIW”), returned (41.51)%.

STRATEGY REVIEW

Transamerica Investment Management LLC:

The portfolio lagged the index due primarily to poor results for our holdings within the automotive/transportation (e.g., Daimler AG (“Daimler”)), technology (e.g., Research In Motion Limited (“RIMM”)), and consumer discretionary (e.g., MGM Mirage (“MGM”)) sectors. Daimler suffered during the year as a result of the downward trend in automotive sales worldwide, a trend that was heightened by consumers’ difficulty in obtaining financing. We believe RIMM’s performance can be attributed to the concerns of slowing consumer spending rather than to any deterioration in company fundamentals. We sold our position in MGM in early 2008, based on our belief that discretionary spending on travel and entertainment would slow.

Partially offsetting these declines were our selections in materials/processing (e.g., Praxair, Inc. (“Praxair”)) and healthcare (e.g., Gilead Sciences, Inc. (“Gilead”)) and our cash position. Praxair, a producer and distributor of industrial gases, held up relatively well because its stable business model emphasizes long-term contracts. We believe this will help the company maintain its already strong market share. Gilead, a biopharmaceutical company working on treatments for cures to life-threatening diseases, has benefited from competitors’ mergers, which reduced its competition. Our goal is to be fully invested at all times, and cash has historically averaged less than 5% of portfolio assets. However, as market conditions worsened, we let our cash position build slightly so that we could redeploy the assets in attractive new opportunities as they arose.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector, the biggest government intervention in the financial system since the 1930s, should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and serve to shorten or at least reduce the severity of the recession. In the interim, high levels of market volatility likely will persist.

Templeton Investment Counsel, LLC:

Overall, investments in every country represented in the portfolio, with the exception of Mexico (not an index component), fell in value during the year under review, as did every country represented in the index. Geographically, the portfolio’s Asian and Latin American equities hindered performance in absolute terms and relative to the benchmark for the reporting period. Stock selection in Japan hurt relative performance, as did the portfolio’s holdings in Brazil (not an index component). In Europe, overweightings and stock selection in Norway and the Netherlands, and our underweighting and stock selection in Switzerland, also hindered relative performance.

During this difficult year for equities, every sector experienced declines in value. Utilities were a major detractor from performance relative to the benchmark, due to our underweighting and stock selection. Among utilities, E.ON AG (Germany) and Korea Electric Power Corporation (South Korea) posted steep share price declines.

57

The financials sector suffered heavy losses and hurt portfolio performance on an absolute basis. Key underperformers included Japanese lender Aiful Corporation, Netherlands-based ING Groep N.V., and French insurer AXA. Underweighting in consumer staples and stock selection in the consumer discretionary sector weighed on absolute and relative performance, particularly, automotive manufacturer Bayerische Motoren Werke AG (“BMW”) (Germany) and food and staples retailer The Jean Coutu Group (PJC) Inc. (Canada).

Geographically, our North American equities benefited the portfolio’s performance in relative terms, largely due to stock selection. Our overweighted allocation to the Middle East and Africa (composed solely of investments in non-index South Africa and Israel) also helped relative results. By country, stock selection in France and the United Kingdom (“UK”) contributed to relative performance, aided by an underweighted position in Australia. Stock selection and an underweighting in Ireland also aided relative results.

In regard to sectors, industries and individual securities, the portfolio showed strength relative to the benchmark in several areas. Although financials stocks hurt the portfolio in absolute terms, our underweighting versus the benchmark was beneficial in relative terms. Based on stock selection, ACE Limited, Munich RE AG, HSBC Holdings plc and Promise Co., Ltd. performed well on a relative basis. The materials sector was another major positive contributor to performance relative to the benchmark, due to our underweighted allocation and stock selection. Our underweighted position in metals and mining companies aided relative results, as most share prices fell precipitously in the latter half of the fiscal year when related commodity prices plummeted. Driven by stock selection, the energy sector also helped relative performance for the period. Top contributors included UK-based oil and gas conglomerate BP plc. and Italy’s Eni SpA.

Our overweighted position in the health care sector also lifted the portfolio’s relative returns, aided by holdings in pharmaceutical manufacturers such as Swiss firm Novartis AG (not an index component), French company Sanofi-Aventis and UK giant GlaxoSmithKline plc, which each declined less than the overall index.

The US dollar appreciated versus most foreign currencies for the period, which negatively affected the portfolio’s performance because investments in securities with non-US currency exposure lost value as the dollar strengthened.

Gary U. Rollé, CFA

Portfolio Manager

Transamerica Investment Management, LLC

Tina Sadler, CFA

Antonio T. Docal, CFA

Gary Motyl, CFA

Co-Portfolio Managers

Templeton Investment Counsel, LLC

58

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Class A (NAV)	(44.68)%	(1.12)%	(0.79)%	6.84%	10/1/92
Class A (POP)	(47.73)%	(2.23)%	(1.35)%	6.47%	10/1/92
MSCI World (USD)(1)	(41.51)%	2.24%	1.21%	6.23%	10/1/92

Class B (NAV)	(44.99)%	(1.76)%	(1.32)%	3.22%	10/1/95
Class B (POP)	(47.73)%	(1.95)%	(1.32)%	3.22%	10/1/95

Class C (NAV)	(45.05)%	(1.80)%	N/A	0.46%	11/11/02
Class C (POP)	(45.59)%	(1.80)%	N/A	0.46%	11/11/02

NOTES

(1) The MSCI World (USD) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

59

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$618.66	1.55%	$6.31
Hypothetical (b)	1,000.00	1,017.34	1.55	7.86
Class B
Actual	1,000.00	617.38	2.20	8.94
Hypothetical (b)	1,000.00	1,014.08	2.20	11.14
Class C
Actual	1,000.00	616.81	2.20	8.94
Hypothetical (b)	1,000.00	1,014.08	2.20	11.14

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by Region of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

60

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (94.7%)
Australia (0.7%)
Alumina, Ltd.	96,049	$137
National Australia Bank, Ltd. ^	34,025	552
Austria (0.5%)
Telekom Austria AG	41,880	515
Brazil (1.2%)
Cia Vale do Rio Doce -Class B ADR ^	15,230	200
Empresa Brasileira de Aeronautica SA ADR ^	25,360	531
Petroleo Brasileiro SA ADR	18,000	484
Canada (0.5%)
Research In Motion, Ltd. ‡	9,000	454
Denmark (0.3%)
Vestas Wind Systems ‡	6,730	276
Finland (0.6%)
Stora Enso OYJ -Class R	35,580	331
UPM-Kymmene OYJ	21,310	301
France (6.9%)
Accor SA ^	7,040	274
AXA SA	36,800	703
France Telecom SA	57,970	1,462
Gdf Suez	14,448	643
Michelin -Class B	10,407	536
Sanofi-Aventis SA	20,199	1,280
Suez SA	14	1
Total SA	21,742	1,196
Vivendi	26,410	690
Germany (6.0%)
Bayerische Motoren Werke AG	21,040	534
Celesio AG	19,660	578
Daimler AG	26,000	897
Deutsche Post AG	42,130	462
E.ON AG ADR	24,540	933
Infineon Technologies AG ‡ ^	115,570	358
Merck KGAA	6,870	607
Muenchener Rueckversicherungs AG	4,810	624
SAP AG	9,550	334
Siemens AG	11,760	692
Hong Kong (0.8%)
Cheung Kong Holdings, Ltd.	47,000	451
Hutchison Whampoa, Ltd.	59,000	319
Ireland (0.3%)
CRH PLC	14,310	315
Israel (0.7%)
Check Point Software Technologies ‡ ^	33,970	687
Italy (1.7%)
Autogrill SpA ^	32,781	262
ENI SpA ADR	19,755	949
UniCredit SpA	173,709	425
Japan (4.6%)
Fujifilm Holdings Corp.	16,700	384
Konica Minolta Holdings, Inc.	54,500	358
Mabuchi Motor Co., Ltd. ^	12,400	490
Mitsubishi UFJ Financial Group, Inc. ADR ^	32,270	202
Nintendo Co., Ltd.	2,200	707
Olympus Corp. ^	17,800	343
Promise Co., Ltd. ^	26,150	469
Sony Corp. ADR	10,560	245
Takeda Pharmaceutical Co., Ltd.	8,300	412
Toyota Motor Corp.	13,100	512
USS Co., Ltd.	8,270	507
Korea, Republic of (1.4%)
KB Financial Group, Inc. ADR ‡ ^	8,150	201
Korea Electric Power Corp. ADR ^	21,480	213
Samsung Electronics Co., Ltd. -144A GDR	4,830	994
Netherlands (1.6%)
ING Groep NV	32,710	307
ING Groep NV ADR ^	9,330	87
Koninklijke Philips Electronics NV ^	33,360	616
Randstad Holding NV ^	12,460	242
Reed Elsevier NV	26,984	361
Netherlands Antilles (0.9%)
Schlumberger, Ltd. ^	16,400	847
Norway (0.6%)
Aker Kvaerner ASA	17,210	94
Telenor ASA	88,850	530
Singapore (1.7%)
DBS Group Holdings, Ltd.	85,600	653
DBS Group Holdings, Ltd. ADR ^	4,010	121
Flextronics International, Ltd. ‡ ^	61,830	258
Singapore Telecommunications, Ltd.	378,000	636
South Africa (0.5%)
Sasol, Ltd. ADR ^	16,850	487
Spain (1.8%)
Banco Santander SA ^	25,719	278
Telefonica SA ^	78,161	1,447
Sweden (0.9%)
Nordea Bank AB	67,010	553
Securitas AB -Class B	25,750	247
Switzerland (5.3%)
ACE, Ltd. ^	18,590	1,066
Adecco SA	12,770	444
Lonza Group AG	7,370	612
Nestle SA ADR	30,275	1,164
Novartis AG ADR	22,670	1,156
Swiss Reinsurance ^	11,470	478
UBS AG	17,015	289
Taiwan (1.3%)
Chunghwa Telecom Co., Ltd. ADR	35,258	580
Lite-On Technology Corp. GDR	30,713	196
Taiwan Semiconductor Manufacturing Co., Ltd. ADR ^	62,781	519
Turkey (0.6%)
Turkcell Iletisim Hizmet AS ADR ^	47,270	580
United Kingdom (11.1%)
Aviva PLC	92,990	555
BAE Systems PLC	112,160	630
BP PLC ADR ^	28,610	1,422
British Sky Broadcasting Group PLC	79,790	486
Cadbury PLC	38,348	352
Compass Group PLC	92,320	429
GlaxoSmithKline PLC	49,349	949
Group 4 Securicor PLC	220,390	668
HSBC Holdings PLC	38,729	459
HSBC Holdings PLC ADR ^	310	18
Kingfisher PLC ADR ^	52,500	190
Kingfisher PLC	123,010	227
Pearson PLC	59,240	590
Rolls-Royce Group PLC -Class C ‡	6,901,809	11
Rolls-Royce Group PLC ‡	120,661	638
Royal Bank of Scotland PLC	153,411	169
Royal Dutch Shell PLC -Class B	36,910	1,001

The notes to the financial statements are an integral part of this report.

61

	Shares	Value
United Kingdom (continued)
Unilever PLC	34,487	$775
Vodafone Group PLC	618,342	1,190
Wolseley PLC	44,260	242
United States (42.2%)
Allergan, Inc. ^	27,000	1,071
Amazon.com, Inc. ‡ ^	34,000	1,946
American Express Co.	26,000	715
Apple, Inc. ‡ ^	20,100	2,163
AT&T, Inc.	47,000	1,257
Becton Dickinson & Co.	13,420	931
Boeing Co. ^	15,500	810
BorgWarner, Inc. ^	37,300	838
Caterpillar, Inc. ^	21,800	832
CME Group, Inc. -Class A ^	4,000	1,129
Ecolab, Inc. ^	31,500	1,174
Expeditors International of Washington, Inc. ^	41,700	1,362
General Electric Co.	92,000	1,795
Gilead Sciences, Inc. ‡	51,500	2,361
Google, Inc. -Class A ‡	5,000	1,797
Jacobs Engineering Group, Inc. ‡	41,000	1,494
Johnson Controls, Inc.	73,000	1,294
PACCAR, Inc. ^	47,000	1,374
Praxair, Inc.	42,000	2,736
Qualcomm, Inc.	51,500	1,970
Raytheon Co. ^	46,000	2,351
Sigma-Aldrich Corp. ^	36,000	1,579
T. Rowe Price Group, Inc. ^	46,500	1,839
Tyco Electronics, Ltd.	84,000	1,633
Union Pacific Corp.	30,000	2,003
Varian Medical Systems, Inc. ‡ ^	38,000	1,729
Wells Fargo & Co. ^	44,000	1,499
Total Common Stocks (cost $128,580)		$93,561

	Principal
REPURCHASE AGREEMENT (4.9%)
United States (4.9%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $4,806 on 11/03/2008 à •	$4,806	4,806
Total Repurchase Agreement (cost $4,806)		4,806

	Shares
RIGHTS (0.1%)
France (0.1%)
Suez Environnement SA	15,150	69
Total Rights (cost $107)		69

SECURITIES LENDING COLLATERAL (25.7%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	25,399,984	25,400

Total Securities Lending Collateral (cost $25,400)		25,400

Total Investment Securities (cost $158,893) #		$123,836

The notes to the financial statements are an integral part of this report.

62

	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Diversified Telecommunication Services	5.2%	$6,429
Oil, Gas & Consumable Fuels	4.5%	5,539
Chemicals	4.4%	5,489
Pharmaceuticals	4.4%	5,475
Aerospace & Defense	4.0%	4,972
Commercial Banks	4.0%	4,930
Insurance	2.8%	3,427
Industrial Conglomerates	2.8%	3,422
Health Care Equipment & Supplies	2.4%	3,004
Electronic Equipment & Instruments	2.2%	2,766
Auto Components	2.1%	2,668
Communications Equipment	2.0%	2,424
Biotechnology	1.9%	2,361
Computers & Peripherals	1.9%	2,358
Food Products	1.9%	2,291
Machinery	1.8%	2,206
Capital Markets	1.7%	2,127
Media	1.7%	2,127
Road & Rail	1.6%	2,003
Internet & Catalog Retail	1.6%	1,946
Automobiles	1.6%	1,942
Semiconductors & Semiconductor Equipment	1.5%	1,870
Air Freight & Logistics	1.5%	1,823
Internet Software & Services	1.4%	1,797
Wireless Telecommunication Services	1.4%	1,770
Diversified Financial Services	1.4%	1,723
Software	1.4%	1,728
Construction & Engineering	1.2%	1,494
Consumer Finance	1.0%	1,184
Electric Utilities	0.9%	1,145
Hotels, Restaurants & Leisure	0.8%	965
Energy Equipment & Services	0.8%	941
Specialty Retail	0.7%	924
Commercial Services & Supplies	0.7%	915
Multi-Utilities	0.6%	713
Professional Services	0.6%	686
Paper & Forest Products	0.5%	632
Health Care Providers & Services	0.5%	578
Life Sciences Tools & Services	0.4%	612
Real Estate Management & Development	0.4%	451
Office Electronics	0.3%	358
Metals & Mining	0.3%	337
Construction Materials	0.2%	315
Electrical Equipment	0.2%	276
Household Durables	0.2%	245
Trading Companies & Distributors	0.2%	242
Investment Securities, at Value	75.6%	93,630
Short-Term Investments	24.4%	30,206
Total Investments	100.0%	$123,836

The notes to the financial statements are an integral part of this report.

63

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $24,674.
‡	Non-income producing security.
•

Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 3.56% to 5.00%, maturity dates ranging between 12/01/2019 - 10/25/2036, and with market values plus accrued interests of $4,907.

à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $159,716. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,580 and $37,460, respectively. Net unrealized depreciation for tax purposes is $35,880.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $994, or 1.01% of the Fund’s net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

64

Transamerica Value Balanced

(unaudited)

MARKET ENVIRONMENT

US securities markets faced many challenges in the twelve months ended October 31, 2008, ultimately delivering strongly negative returns across the board. The Russell 1000® Value Index (“Russell 1000 Value”) declined 36.80% and the Barclays Capital (formerly Lehman Brothers) US Aggregate Bond Index (“BCAB”) slightly increased 0.30%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. The higher borrowing costs made it more difficult for companies to fund payroll, inventory and other near-term expenses. Consumers, already feeling the effects of higher energy and food prices, rising unemployment and lack of wage growth, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the US government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown increased.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Value Balanced Class A returned (32.94)%. By comparison, its primary and secondary benchmarks, the Russell 1000 Value and the BCAB, returned (36.80)% and 0.30%, respectively.

STRATEGY REVIEW

The portfolio underperformed the blended benchmark, reflecting an overweighting in equities, which underperformed bonds, and underperformance of the equity and bond portfolios as compared to their respective benchmarks.

On the equity side, we attribute underperformance to overweighting energy and shipping-related stocks. As the period progressed, investors shunned these stocks over concerns that the global supply-demand ratios driving their growth will deteriorate as economic growth abates worldwide. The largest individual detractors from relative performance included Aegean Marine Petroleum Network Inc. and McDermott International, Inc., an oil services company. The negative impact of these was partially offset by another energy stock, Fording Canadian Coal Trust, and by gains from software giant Microsoft Corporation early in the period. Management of the portfolio was transferred to a new team at Transamerica Investment Management as of October 1, 2008. The new team began repositioning the portfolio to be more diversified by sector and industry while keeping it relatively concentrated in 35 - 45 names. In selecting stocks to replace the energy, shipping and other stocks vulnerable to the slowing global economy, we focused on companies that derive more of their revenues from US sources.

We believe that since the US was first to take action to stave off recession, it also will emerge from the economic downturn before others do.

In the bond portfolio, an overweighting of non-government sectors (i.e., investment-grade corporate securities and agency mortgage securities), which lagged the Treasury sector, was the primary source of underperformance. The negative effect of these overweightings was partially mitigated by our individual security selection. Among investment-grade corporate bonds, we had no exposure to the most distressed companies in the troubled financial services sector. Our mortgage exposure emphasized short-duration agency collateralized mortgage obligations, which were less volatile than other mortgage securities.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector should provide some much-needed rationality in the markets. We believe it should help to rebuild trust and reduce the severity of the recession. In the interim, we believe high levels of market volatility will likely persist.

Greg D. Haendel, CFA

Geoffrey I. Edelstein, CFA, CIC

Derek S. Brown, CFA

Scott L. Dinsdale, CFA

Kirk R. Feldhus

Brian W. Westhoff, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Prior to October 1, 2008, Heidi Y. Hu and Michelle E. Stevens were co-portfolio managers to this fund.

65

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Class A (NAV)	(32.94)%	0.14%	1.05%	3.70%	10/1/95
Class A (POP)	(36.64)%	(0.99)%	0.48%	3.25%	10/1/95
Russell 1000 Value(1)	(36.80)%	1.90%	2.79%	7.14%	10/1/95
Barclays Capital U.S. Aggregate Bond Index(1)	0.30%	3.48%	5.00%	5.75%	10/1/95

Class B (NAV)	(33.37)%	(0.53)%	0.51%	3.28%	10/1/95
Class B (POP)	(36.47)%	(0.69)%	0.51%	3.28%	10/1/95

Class C (NAV)	(33.33)%	(0.49)%	N/A	2.64%	11/11/02
Class C (POP)	(33.94)%	(0.49)%	N/A	2.64%	11/11/02

NOTES

(1) The Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

66

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$738.57	1.55%	$6.77
Hypothetical (b)	1,000.00	1,017.34	1.55	7.86

Class B
Actual	1,000.00	736.21	2.20	9.60
Hypothetical (b)	1,000.00	1,014.08	2.20	11.14

Class C
Actual	1,000.00	736.65	2.10	9.17
Hypothetical (b)	1,000.00	1,014.58	2.10	10.63

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type

At October 31, 2008

(unaudited)

This chart shows the percentage breakdown by Asset Type of the Fund’s total investment securities. Percentage breakdown of Short-term category includes Securities Lending Collateral.

67

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (3.0%)
U.S. Treasury Bond
4.38%, due 02/15/2038 ^	$265	$266
5.00%, due 05/15/2037	25	28
U.S. Treasury Inflation Indexed Note
1.38%, due 07/15/2018 ^	51	43
U.S. Treasury Note
3.13%, due 09/30/2013 ^	447	454
4.00%, due 08/15/2018 ^	132	132
Total U.S. Government Obligations (cost $941)		923

U.S. GOVERNMENT AGENCY OBLIGATIONS (18.3%)
Fannie Mae
4.72%, due 10/01/2035 *	338	339
5.00%, due 05/01/2018	89	88
5.50%, due 07/01/2019 - 01/01/2038	1,323	1,304
6.00%, due 04/01/2033 - 12/01/2037	1,267	1,267
6.50%, due 10/01/2037	391	397
Freddie Mac
5.00%, due 04/01/2018 - 11/15/2032	1,189	1,166
5.35%, due 11/14/2011	120	120
5.50%, due 09/01/2018 - 11/01/2018	140	141
5.51%, due 09/01/2037 *	363	365
6.00%, due 12/01/2033	276	276
Ginnie Mae
6.00%, due 06/15/2034	131	131
6.50%, due 10/15/2027	55	56
Total U.S. Government Agency Obligations (cost $5,730)		5,650

MORTGAGE-BACKED SECURITIES (2.6%)
American Tower Trust
Series 2007-1A, Class C
5.62%, due 04/15/2037 -144A	155	128
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4
5.20%, due 12/11/2038	238	179
Morgan Stanley Capital I
Series 2006-HQ10, Class A4
5.33%, due 11/12/2041	232	176
SBA CMBS Trust
Series 2006-1A, Class A
5.31%, due 11/15/2036 -144A	150	140
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28, Class A4
5.57%, due 10/15/2048	223	170
Series 2007-C32, Class H
5.74%, due 06/15/2049 -144A	85	22
Total Mortgage-Backed Securities (cost $1,077)		815

ASSET-BACKED SECURITY (0.4%)
USAA Auto Owner Trust
Series 2008-2, Class A3
4.64%, due 10/15/2012	135	131
Total Asset-Backed Security (cost $135)		131

CORPORATE DEBT SECURITIES (12.0%)
Airlines (0.4%)
Continental Airlines, Inc.
7.49%, due 10/02/2010	75	70
Delta Air Lines, Inc.
7.57%, due 11/18/2010	85	71
Automobiles (0.8%)
Daimler Finance North America LLC
3.25%, due 03/13/2009 *	115	109
8.00%, due 06/15/2010	130	115
Beverages (0.8%)
Diageo Capital PLC
5.75%, due 10/23/2017 ^	148	127
PepsiCo, Inc.
7.90%, due 11/01/2018	125	132
Building Products (0.3%)
CRH America, Inc.
5.30%, due 10/15/2013	100	80
Capital Markets (0.4%)
Merrill Lynch & Co., Inc.
5.45%, due 02/05/2013	150	135
Commercial Banks (0.5%)
Barclays Bank PLC
7.70%, due 04/25/2018 -144A ¡ Ž	120	83
PNC Bank NA
6.88%, due 04/01/2018	80	74
Diversified Financial Services (1.2%)
General Electric Capital Corp.
4.80%, due 05/01/2013	130	117
Glencore Funding LLC
6.00%, due 04/15/2014 -144A	138	130
Pemex Finance, Ltd.
9.03%, due 02/15/2011	125	126
Diversified Telecommunication Services (0.4%)
Verizon Communications, Inc.
8.75%, due 11/01/2018	123	126
Food & Staples Retailing (0.3%)
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012	100	89
Food Products (0.5%)
Cargill, Inc.
5.60%, due 09/15/2012 -144A	80	74
Michael Foods, Inc.
8.00%, due 11/15/2013	90	78
Hotels, Restaurants & Leisure (0.2%)
Royal Caribbean Cruises, Ltd.
8.75%, due 02/02/2011	70	60
Household Products (0.2%)
Kimberly-Clark Corp.
6.63%, due 08/01/2037	80	70
Industrial Conglomerates (0.4%)
Hutchison Whampoa International, Ltd.
5.45%, due 11/24/2010 -144A	140	132
Insurance (0.1%)
Oil Insurance, Ltd.
7.56%, due 06/30/2011 -144A ¡ Ž	80	41
Machinery (0.3%)
Tyco Electronics Group SA
6.55%, due 10/01/2017	96	80
Media (0.8%)
Comcast Corp.
7.05%, due 03/15/2033	95	79
News America Holdings, Inc.
7.75%, due 12/01/2045	65	54
Time Warner Cable, Inc.
6.75%, due 07/01/2018	125	107
Metals & Mining (0.2%)
Arcelormittal
5.38%, due 06/01/2013 -144A	80	65

The notes to the financial statements are an integral part of this report.

68

	Principal	Value
Multiline Retail (0.4%)
Neiman-Marcus Group, Inc.
9.00%, due 10/15/2015	$100	$69
Target Corp.
7.00%, due 01/15/2038	79	60
Multi-Utilities (0.5%)
Sempra Energy
4.75%, due 05/15/2009	145	143
Oil, Gas & Consumable Fuels (0.8%)
Enterprise Products Operating, LP
4.63%, due 10/15/2009	120	115
Petrobras International Finance Co.
5.88%, due 03/01/2018	90	71
PetroHawk Energy Corp.
9.13%, due 07/15/2013	100	77
Paper & Forest Products (0.6%)
Celulosa Arauco y Constitucion SA
8.63%, due 08/15/2010	171	178
Real Estate Investment Trusts (0.5%)
Wea Finance LLC / WCI Finance LLC
5.40%, due 10/01/2012 -144A	168	146
Real Estate Management & Development (0.5%)
Post Apartment Homes, LP
6.30%, due 06/01/2013	171	168
Road & Rail (0.9%)
Burlington Northern Santa Fe Corp.
6.13%, due 03/15/2009	80	80
Hertz Corp.
8.88%, due 01/01/2014	75	55
Norfolk Southern Corp.
6.20%, due 04/15/2009	120	120
Total Corporate Debt Securities (cost $4,211)		3,706

	Shares
COMMON STOCKS (57.9%)
Aerospace & Defense (1.4%)
Raytheon Co. ^	8,215	420
Auto Components (0.6%)
BorgWarner, Inc. ^	8,100	182
Capital Markets (2.3%)
AllianceBernstein Holding, LP ^	22,623	530
BlackRock, Inc. ^	1,530	201
Chemicals (1.5%)
Praxair, Inc.	7,200	469
Construction & Engineering (0.3%)
Jacobs Engineering Group, Inc. ‡	2,519	92
Diversified Financial Services (3.8%)
Bank of America Corp. ^	19,021	460
CME Group, Inc. ^	1,095	309
JPMorgan Chase & Co. ^	9,800	404
Diversified Telecommunication Services (0.9%)
AT&T, Inc.	10,868	291
Electric Utilities (0.7%)
Dominion Resources, Inc. ^	6,000	218
Electronic Equipment & Instruments (0.9%)
Tyco Electronics, Ltd. ^	13,700	266
Energy Equipment & Services (1.7%)
Transocean, Inc. ^	6,422	529
Food Products (2.0%)
Kraft Foods, Inc. -Class A ^	21,037	613
Health Care Equipment & Supplies (1.3%)
Becton Dickinson & Co.	5,723	397
Household Products (2.4%)
Colgate-Palmolive Co. ^	7,000	439
Kimberly-Clark Corp. ^	5,000	307
Industrial Conglomerates (1.9%)
General Electric Co.	29,579	577
Insurance (0.7%)
MetLife, Inc. ^	6,700	223
Life Sciences Tools & Services (1.6%)
Thermo Fisher Scientific, Inc. ‡ ^	12,000	487
Media (1.5%)
Walt Disney Co. ^	17,800	461
Metals & Mining (1.4%)
Cia Vale do Rio Doce ADR ^	34,000	446
Oil, Gas & Consumable Fuels (7.1%)
Anadarko Petroleum Corp. ^	11,000	388
BP PLC ADR ^	9,485	471
Exxon Mobil Corp. ^	10,700	793
XTO Energy, Inc. ^	15,000	539
Pharmaceuticals (9.4%)
Bristol-Myers Squibb Co.	57,764	1,187
Merck & Co., Inc. ^	35,000	1,083
Pfizer, Inc. ^	36,935	654
Real Estate Investment Trusts (1.2%)
Plum Creek Timber Co., Inc. ^	10,200	380
Road & Rail (2.5%)
Union Pacific Corp.	11,400	761
Software (3.3%)
Microsoft Corp.	35,870	801
Oracle Corp. ‡	11,004	201
Textiles, Apparel & Luxury Goods (0.9%)
Nike, Inc.	4,576	264
Tobacco (6.6%)
Lorillard, Inc. ^	11,000	725
Philip Morris International, Inc.	30,400	1,322
Total Common Stocks (cost $18,387)		$17,890

	Principal
REPURCHASE AGREEMENT (6.0%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $1,848 on 11/03/2008 à •	$1,848	1,848
Total Repurchase Agreement (cost $1,848)		1,848

	Shares
SECURITIES LENDING COLLATERAL (23.0%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à ▲	7,120,161	7,120
Total Securities Lending Collateral (cost $7,120)		7,120

Total Investment Securities (cost $39,449) #		$38,083

The notes to the financial statements are an integral part of this report.

69

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $6,953.
*	Floating or variable rate note. Rate is listed as of 10/31/2008.
Ž	The security has a perpetual maturity. The date shown is the next call date.
¡	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2008.
‡	Non-income producing security.
•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.00%, and a maturity date of 06/01/2014, and with a market value plus accrued interest of $1,887.

à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
▲	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $39,153. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,954 and $4,024, respectively. Net unrealized depreciation for tax purposes is $1,070.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $961, or 3.11% of the Fund’s net assets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

70

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2008

(all amounts except share amounts in thousands)

	Transamerica Balanced	Transamerica Convertible Securities	Transamerica Equity	Transamerica Flexible Income	Transamerica Growth Opportunities
Assets:
Investment securities, at cost	$148,281	$147,921	$1,481,800	$201,142	$231,521
Securities loaned, at value	25,194	15,182	203,507	16,077	39,145
Investment securities, at value	$130,300	$124,706	$1,265,888	$169,564	$199,883
Receivables:
Investment securities sold	255	4,315	—	7,290	2,003
Shares of beneficial interest sold	4	315	280	182	37
Interest	540	401	1	2,548	—
Income from loaned securities	18	12	80	11	55
Dividends	81	124	1,316	—	50
Dividend reclaims	63	—	459	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	48	—
Other	41	8	421	16	18
	$131,302	$129,881	$1,268,445	$179,659	$202,046
Liabilities:
Investment securities purchased	5,024	1,733	60,479	6,724	2,781
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	139	89	377	243	80
Management and advisory fees	70	74	667	105	99
Distribution and service fees	60	12	184	17	39
Trustees fees	41	8	425	17	19
Transfer agent fees	31	4	169	7	52
Administration fees	2	2	17	3	3
Payable for collateral for securities on loan	25,791	15,504	208,082	16,417	40,056
Other	39	38	147	49	45
	31,197	17,464	270,547	23,582	43,174
Net Assets	$100,105	$112,417	$997,898	$156,077	$158,872

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$111,952	$152,489	$1,675,207	$234,496	$322,557
Undistributed (accumulated) net investment income (loss)	189	520	2,369	805	(17)
Undistributed (accumulated) net realized gain (loss) from investments	5,958	(17,373)	(463,601)	(47,685)	(132,021)
Net unrealized appreciation (depreciation) on:
Investment securities	(17,999)	(23,219)	(216,106)	(31,586)	(31,647)
Translation of assets and liabilities denominated in foreign currencies	5	—	29	47	—
Net Assets	$100,105	$112,417	$997,898	$156,077	$158,872
Net Assets by Class:
Class A	$49,917	$10,748	$300,140	$13,360	$41,005
Class B	32,469	2,920	59,479	8,628	20,823
Class C	17,719	7,070	46,676	5,981	10,619
Class I		91,679	500,722	128,108	86,425
Class T			90,881
Shares Outstanding:
Class A	3,035	1,496	43,793	1,849	6,241
Class B	1,984	410	9,272	1,194	3,395
Class C	1,087	996	7,244	830	1,724
Class I		12,756	71,654	17,662	12,829
Class T			4,749
Net Asset Value Per Share:
Class A	$16.44	$7.18	$6.85	$7.22	$6.57
Class B	16.37	7.13	6.42	7.23	6.13
Class C	16.30	7.10	6.44	7.21	6.16
Class I		7.19	6.99	7.25	6.74
Class T			19.14

Maximum Offering Price Per Share (a)
Class A	$17.40	$7.54	$7.25	$7.58	$6.95

The notes to the financial statements are an integral part of this report.

71

	Transamerica High Yield Bond	Transamerica Legg Mason Partners All Cap	Transamerica Money Market	Transamerica Science & Technology	Transamerica Short-Term Bond
Assets:
Investment securities, at cost	$686,204	$107,919	$274,133	$81,781	$537,189
Securities loaned, at value	65,402	19,464	—	12,875	16,847
Investment securities, at value	$508,664	$97,379	$274,133	$66,751	$516,480
Prepaid money market guarantee insurance	—	—	15	—	—
Receivables:
Investment securities sold	1,473	—	—	—	1,900
Shares of beneficial interest sold	1	12	717	34	160
Interest	15,046	—	—	—	5,522
Income from loaned securities	61	12	—	16	13
Dividends	—	71	—	25	—
Dividend reclaims	—	26	—	—	—
Variation margin	—	—	—	—	320
Other	26	29	11	4	—
	$525,271	$97,529	$274,876	$66,830	$524,395
Liabilities:
Investment securities purchased	—	27	—	—	1,413
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	129	114	2,469	4	143
Management and advisory fees	241	61	91	34	276
Distribution and service fees	21	51	119	4	7
Trustees fees	28	29	14	4	2
Transfer agent fees	7	31	30	4	1
Administration fees	8	1	4	1	9
Dividends to shareholders	—	—	216	—	—
Payable for collateral for securities on loan	66,811	19,953	—	13,234	17,209
Other	77	39	49	34	76
	67,322	20,306	2,992	13,319	19,136
Net Assets	$457,949	$77,223	$271,884	$53,511	$505,259

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$643,275	$89,739	$271,801	$69,107	$538,833
Undistributed (accumulated) net investment income (loss)	3,067	525	83	(2)	1,333
Accumulated net realized loss from investments	(10,842)	(2,488)	—	(563)	(14,040)
Net unrealized depreciation on:
Investment securities	(177,551)	(10,553)	—	(15,031)	(20,707)
Futures contracts	—	—	—	—	(160)
Net Assets	$457,949	$77,223	$271,884	$53,511	$505,259
Net Assets by Class:
Class A	$24,506	$28,237	$142,456	$3,778	$5,663
Class B	9,091	33,670	40,110	2,094
Class C	5,429	15,316	59,991	1,417	7,263
Class I	418,923		29,327	46,222	492,333
Shares Outstanding:
Class A	3,877	2,828	142,456	1,330	600
Class B	1,439	3,646	40,110	781
Class C	860	1,655	59,991	529	771
Class I	65,845		29,327	15,972	53,046
Net Asset Value Per Share:
Class A	$6.31	$9.98	$1.00	$2.84	$9.44
Class B	6.30	9.24	1.00	2.68
Class C	6.30	9.26	1.00	2.68	9.42
Class I	6.35		1.00	2.89	9.28

Maximum Offering Price Per Share (a)
Class A	$6.62	$10.56	$1.00	$3.01	$9.68

The notes to the financial statements are an integral part of this report.

72

	Transamerica Small/Mid Cap Value	Transamerica Templeton Global	Transamerica Value Balanced
Assets:
Investment securities, at cost	$728,930	$158,893	$39,449
Foreign currency cost	—	170	—
Securities loaned, at value	127,833	24,674	6,953
Investment securities, at value	$661,303	$123,836	$38,083
Foreign currency	—	157	—
Receivables:
Investment securities sold	15,091	1,366	207
Shares of beneficial interest sold	1,471	9	3
Interest	—	—	102
Income from loaned securities	116	15	5
Dividends	360	264	54
Dividend reclaims	—	169	—
Other	14	119	16
	$678,355	$125,935	$38,470
Liabilities:
Investment securities purchased	2,849	1,341	295
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,845	58	42
Management and advisory fees	404	89	24
Distribution and service fees	182	45	16
Trustees fees	17	119	16
Transfer agent fees	79	56	11
Administration fees	10	2	1
Due to custodian	—	12	—
Payable for collateral for securities on loan	131,870	25,400	7,120
Other	93	60	32
	137,349	27,182	7,557
Net Assets	$541,006	$98,753	$30,913

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$699,842	$431,026	$35,700
Undistributed net investment income	7,851	421	349
Accumulated net realized loss from investments	(99,054)	(297,573)	(3,762)
Net unrealized depreciation on:
Investment securities	(67,633)	(35,112)	(1,374)
Translation of assets and liabilities denominated in foreign currencies	—	(9)	—
Net Assets	$541,006	$98,753	$30,913
Net Assets by Class:
Class A	$199,210	$73,721	$18,666
Class B	31,716	10,746	6,414
Class C	95,729	14,286	5,833
Class I	214,351
Shares Outstanding:
Class A	15,685	3,754	2,096
Class B	2,603	584	722
Class C	7,913	782	658
Class I	16,736
Net Asset Value Per Share:
Class A	$12.70	$19.63	$8.91
Class B	12.19	18.41	8.88
Class C	12.10	18.27	8.87
Class I	12.81

Maximum Offering Price Per Share (a)
Class A	$13.44	$20.77	$9.43

(a)     Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for classes B, C, and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

73

STATEMENTS OF OPERATIONS

For the year ended October 31, 2008

(all amounts except share amounts in thousands)

	Transamerica Balanced	Transamerica Convertible Securities	Transamerica Equity	Transamerica Flexible Income	Transamerica Growth Opportunities
Investment Income:
Dividends	$1,411	$1,117	$19,353	$475	$1,780
Withholding taxes on foreign dividends	—	—	—	(3)	(1)
Interest	2,700	2,755	760	22,348	225
Income from loaned securities-net	70	38	351	249	749
	4,181	3,910	20,464	23,069	2,753

Expenses:
Management and advisory fees	1,210	1,172	11,079	2,535	2,135
Distribution and service fees:
Class A	213	48	1,580	54	191
Class B	640	50	1,236	130	418
Class C	264	77	789	81	168
Transfer agent fees:
Class A	178	19	1,297	40	327
Class B	174	9	569	36	254
Class C	55	7	224	16	82
Class T			193
Printing and shareholder reports	8	21	135	41	17
Custody fees	28	19	152	44	31
Administration fees	30	31	310	71	54
Legal fees	4	4	39	9	6
Audit fees	20	20	21	20	20
Trustees fees	3	3	26	6	4
Registration fees	—	2	—	1	—
Other	23	36	88	36	37
Total expenses	2,850	1,518	17,738	3,120	3,744
Net of reimbursement of class expenses:
Class A					(31)
Class B			(54)		(27)
Total reimbursed expenses	—	—	(54)	—	(58)
Net expenses	2,850	1,518	17,684	3,120	3,686

Net Investment Income (Loss)	1,331	2,392	2,780	19,949	(933)

Net Realized Gain (Loss) from:
Investment securities	6,221	(17,308)	(58,064)	(34,897)	(20,795)
Futures contracts	1	—	—	2	—
Foreign currency transactions	—	—	—	362	—
	6,222	(17,308)	(58,064)	(34,533)	(20,795)

Net Decrease in Unrealized Depreciation on:
Investment securities	(63,988)	(55,761)	(731,315)	(26,145)	(114,155)
Translation of assets and liabilities denominated in foreign currencies	—	—	29	47	—
	(63,988)	(55,761)	(731,286)	(26,098)	(114,155)
Net Realized and Unrealized Loss:	(57,766)	(73,069)	(789,350)	(60,631)	(134,950)
Net Decrease In Net Assets Resulting from Operations	$(56,435)	$(70,677)	$(786,570)	$(40,682)	$(135,883)

The notes to the financial statements are an integral part of this report.

74

	Transamerica High Yield Bond	Transamerica Legg Mason Partners All Cap	Transamerica Money Market	Transamerica Science & Technology	Transamerica Short-Term Bond
Investment Income:
Dividends	$—	$2,990	$—	$177	$—
Withholding taxes on foreign dividends	—	(18)	—	(2)	—
Interest	39,989	22	6,660	31	28,606
Income from loaned securities-net	410	72	—	195	194
	40,399	3,066	6,660	401	28,800

Expenses:
Management and advisory fees	2,652	1,022	822	619	3,522
Distribution and service fees:
Class A	118	142	399	22	6
Class B	155	616	270	35	—
Class C	86	256	325	22	22
Transfer agent fees:
Class A	54	143	271	27	1
Class B	32	211	69	22
Class C	13	65	61	9	1
Class I	— (a)		— (a)	— (a)	1
Printing and shareholder reports	56	10	23	8	70
Custody fees	56	31	29	12	65
Administration fees	90	26	41	16	114
Legal fees	11	3	—	2	14
Audit fees	20	20	20	20	20
Trustees fees	7	2	—	1	9
Registration fees	8	—	2	—	2
Money Market guarantee insurance fees	—	—	7	—	—
Other	36	28	59	46	74
Total expenses	3,394	2,575	2,398	861	3,921
Net of reimbursement of class expenses:
Class A		(17)	(276)	(11)
Class B		(24)	(71)	(12)
Class C			(62)	(3)
Class I			(2)
Total reimbursed expenses	—	(41)	(411)	(26)	—
Net expenses	3,394	2,534	1,987	835	3,921

Net Investment Income (Loss)	37,005	532	4,673	(434)	24,879

Net Realized Loss from:
Investment securities	(9,296)	(1,842)	—	(562)	(10,112)
Futures contracts	—	—	—	—	(29)
Foreign currency transactions	—	—	—	(1)	—
	(9,296)	(1,842)	—	(563)	(10,141)

Net Decrease in Unrealized Depreciation on:
Investment securities	(173,227)	(48,557)	—	(48,013)	(19,666)
Futures contracts	—	—	—	—	(160)
	(173,227)	(48,557)	—	(48,013)	(19,826)
Net Realized and Unrealized Loss:	(182,523)	(50,399)	—	(48,576)	(29,967)
Net Increase (Decrease) In Net Assets Resulting from Operations	$(145,518)	$(49,867)	$4,673	$(49,010)	$(5,088)

The notes to the financial statements are an integral part of this report.

75

	Transamerica Small/Mid Cap Value	Transamerica Templeton Global	Transamerica Value Balanced
Investment Income:
Dividends	$15,932	$4,762	$1,119
Withholding taxes on foreign dividends	(2)	(339)	(1)
Interest	1,029	79	803
Income from loaned securities-net	1,346	76	18
	18,305	4,578	1,939

Expenses:
Management and advisory fees	5,769	1,441	359
Distribution and service fees:
Class A	687	376	95
Class B	444	345	117
Class C	937	243	91
Transfer agent fees:
Class A	410	416	78
Class B	100	189	43
Class C	171	93	19
Printing and shareholder reports	112	1	— (a)
Custody fees	69	80	20
Administration fees	147	36	10
Legal fees	21	5	1
Audit fees	21	25	21
Trustees fees	14	4	1
Registration fees	13	—	—
Other	82	—	30
Total expenses	8,997	3,254	885
Net of reimbursement of class expenses:
Class A		(66)	(3)
Class B		(82)	(11)
Class C		(14)
Total reimbursed expenses	—	(162)	(14)
Net expenses	8,997	3,092	871

Net Investment Income	9,308	1,486	1,068

Net Realized Gain (Loss) from:
Investment securities	(98,519)	11,709	(3,768)
Written option & swaption contracts	—	—	38
Foreign currency transactions	—	(486)	—
	(98,519)	11,223	(3,730)

Net Decrease in Unrealized Depreciation on:
Investment securities	(296,332)	(105,600)	(14,662)
Written option and swaption contracts	—	—	(34)
Translation of assets and liabilities denominated in foreign currencies	—	(19)	—
	(296,332)	(105,619)	(14,696)
Net Realized and Unrealized Loss:	(394,851)	(94,396)	(18,426)
Net Decrease In Net Assets Resulting from Operations	$(385,543)	$(92,910)	$(17,358)

(a)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

76

STATEMENTS OF CHANGES IN NET ASSETS

(all amounts in thousands)

	Transamerica Balanced		Transamerica Convertible Securities		Transamerica Equity		Transamerica Flexible Income
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,331	$628	$2,392	$2,344	$2,780	$(4,855)	$19,949	$20,505
Net realized gain (loss)(a)	6,222	24,204	(17,308)	36,172	(58,064)	189,148	(34,533)	(6,948)
Change in unrealized appreciation (depreciation)(b)	(63,988)	5,146	(55,761)	6,185	(731,286)	179,879	(26,098)	(5,879)
Net increase (decrease) in net assets resulting from operations	(56,435)	29,978	(70,677)	44,701	(786,570)	364,172	(40,682)	7,678

Distributions to Shareholders:
From net investment income:
Class A	(699)	(334)	(133)	(60)			(849)	(829)
Class B	(286)	(175)	(15)	(18)			(600)	(899)
Class C	(161)	(62)	(38)	(10)			(386)	(472)
Class I			(1,811)	(2,421)			(18,830)	(17,840)
	(1,146)	(571)	(1,997)	(2,509)	—	—	(20,665)	(20,040)
From net realized gains:
Class A	(1,615)		(2,349)	(337)
Class B	(2,368)		(1,381)	(351)
Class C	(828)		(861)	(180)
Class I			(31,579)	(13,541)
	(4,811)	—	(36,170)	(14,409)	—	—	—	—
Capital Share Transactions:
Proceeds from shares sold:
Class A	3,878	3,526	13,963	5,352	42,081	44,265	3,320	4,630
Class B	2,063	2,783	1,164	852	4,848	7,379	1,949	1,542
Class C	1,325	1,128	9,648	704	5,391	9,600	2,580	3,467
Class I			6,078	14,218	51,057	92,884	28,018	166,452
Class T					1,798	1,657
	7,266	7,437	30,853	21,126	105,175	155,785	35,867	176,091
Dividends and distributions reinvested:
Class A	2,018	320	1,721	368	—		509	695
Class B	2,440	163	1,103	303			369	720
Class C	879	56	599	122			239	352
Class I			32,781	15,962			15,299	17,840
	5,337	539	36,204	16,755	—	—	16,416	19,607
Cost of shares redeemed:
Class A	(15,261)	(16,478)	(7,685)	(2,550)	(89,748)	(136,142)	(5,383)	(7,258)
Class B	(19,396)	(30,403)	(1,659)	(2,301)	(28,453)	(55,373)	(5,085)	(7,431)
Class C	(6,156)	(10,378)	(2,109)	(1,357)	(19,902)	(24,350)	(4,119)	(7,097)
Class I			(4,311)	(162,514)	(56,853)	(86,650)	(232,281)	(23,682)
Class T					(21,752)	(51,342)
	(40,813)	(57,259)	(15,764)	(168,722)	(216,708)	(353,857)	(246,868)	(45,468)
Redemption fee:
Class A	—	—	—	—	3	1	—	—
	—	—	—	—	3	1	—	—
Automatic conversions:
Class A	24,175	10,022	645	99	48,320	21,409	3,069	809
Class B	(24,175)	(10,022)	(645)	(99)	(48,320)	(21,409)	(3,069)	(809)
	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	(28,210)	(49,283)	51,293	(130,841)	(111,530)	(198,071)	(194,585)	150,230

Net Increase (Decrease) in net assets	(90,602)	(19,876)	(57,551)	(103,058)	(898,100)	166,101	(255,932)	137,868

Net Assets:
Beginning of year	$190,707	$210,583	$169,968	$273,026	$1,895,998	$1,729,897	$412,009	$274,141
End of year	$100,105	$190,707	$112,417	$169,968	$997,898	$1,895,998	$156,077	$412,009
Undistributed (Accumulated) Net Investment Income (Loss)	$189	$4	$520	$93	$2,369	$(411)	$805	$1,265

The notes to the financial statements are an integral part of this report.

77

	Transamerica Balanced		Transamerica Convertible Securities		Transamerica Equity		Transamerica Flexible Income
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Share Activity:
Shares issued:
Class A	168	151	1,322	397	4,098	4,226	359	493
Class B	93	120	111	66	511	747	214	164
Class C	60	49	939	52	552	963	290	372
Class I			509	1,104	6,453	8,822	2,984	17,539
Class T				64	57
	321	320	2,881	1,619	11,678	14,815	3,847	18,568
Shares issued-reinvested from distributions:
Class A	95	14	159	29	6	—	83	75
Class B	104	7	100	24	—	—	56	77
Class C	39	2	55	10	—	—	38	38
Class I	—	—	3,008	1,262	—	—	2,167	1,912
	238	23	3,322	1,325	6	—	2,344	2,102
Shares redeemed:
Class A	(712)	(710)	(784)	(194)	(9,119)	(13,041)	(630)	(781)
Class B	(893)	(1,310)	(168)	(176)	(3,011)	(5,614)	(585)	(797)
Class C	(289)	(451)	(235)	(105)	(2,172)	(2,460)	(483)	(762)
Class I			(465)	(12,760)	(7,429)	(8,395)	(27,886)	(2,524)
Class T					(787)	(1,774)
	(1,894)	(2,471)	(1,652)	(13,235)	(22,518)	(31,284)	(29,584)	(4,864)
Automatic conversions:
Class A	1,089	421	62	7	4,704	2,009	351	87
Class B	(1,096)	(423)	(62)	(8)	(5,003)	(2,121)	(351)	(87)
	(7)	(2)	—	(1)	(299)	(112)	—	—
Net increase (decrease) in shares outstanding:
Class A	640	(124)	759	239	(311)	(6,806)	163	(126)
Class B	(1,792)	1,606	(19)	(94)	(7,503)	(6,988)	(666)	(643)
Class C	(190)	(400)	759	(43)	(1,620)	(1,497)	(155)	(352)
Class I			3,052	(10,394)	(976)	427	(22,735)	16,927
Class T					(723)	(1,717)
	(1,342)	(2,130)	4,551	(10,292)	(11,133)	(16,581)	(23,393)	15,806

The notes to the financial statements are an integral part of this report.

78

	Transamerica Growth		Transamerica High Yield		Transamerica Legg Mason		Transamerica Money
	Opportunities		Bond		Partners All Cap		Market
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(933)	$(2,183)	$37,005	$26,486	$532	$(57)	$4,673	$7,680
Net realized gain (loss)(a)	(20,795)	91,882	(9,296)	3,704	(1,842)	15,452	—	—
Change in unrealized appreciation (depreciation)(b)	(114,155)	13,074	(173,227)	(6,944)	(48,557)	1,843	—	—
Net increase (decrease) in net assets resulting from operations	(135,883)	102,773	(145,518)	23,246	(49,867)	17,238	4,673	7,680

Distributions to Shareholders:
From net investment income:
Class A	—	—	(2,500)	(2,554)	—	(175)	(2,745)	(3,876)
Class B	—	—	(1,008)	(1,470)	—	—	(473)	(966)
Class C	—	—	(574)	(615)	—	—	(539)	(700)
Class I	—	—	(31,427)	(21,811)	—	—	(927)	(2,136)
	—	—	(35,509)	(26,450)	—	(175)	(4,684)	(7,678)
From net realized gains:
Class A	—	—	—	—	(4,246)	(7,681)	—	—
Class B	—	—	—	—	(7,861)	(16,118)	—	—
Class C	—	—	—	—	(3,130)	(6,121)	—	—
	—	—	—	—	(15,237)	(29,920)	—	—
Capital Share Transactions:
Proceeds from shares sold:
Class A	3,902	8,951	10,846	10,896	2,542	4,462	156,262	110,732
Class B	2,025	2,481	1,083	1,207	1,618	4,191	36,830	18,357
Class C	1,293	1,087	736	2,753	909	1,569	72,304	17,851
Class I	1,984	7,155	241,102	61,746	—	—	25,560	209,116
	9,204	19,674	253,767	76,602	5,069	10,222	290,956	356,056
Dividends and distributions reinvested:
Class A	—	—	1,345	1,803	4,108	7,515	2,215	3,727
Class B	—	—	502	980	7,238	14,734	376	893
Class C	—	—	267	358	2,816	5,461	404	655
Class I	—	—	20,457	21,811	—	—	811	2,120
	—	—	22,571	24,952	14,162	27,710	3,806	7,395
Cost of shares redeemed:
Class A	(14,166)	(20,501)	(14,351)	(21,615)	(15,837)	(17,017)	(115,331)	(98,923)
Class B	(9,511)	(19,854)	(6,552)	(7,614)	(23,998)	(30,724)	(16,870)	(20,138)
Class C	(4,474)	(6,452)	(3,074)	(4,201)	(10,843)	(10,089)	(32,353)	(16,155)
Class I	(45,766)	(75,323)	(11,363)	(64,779)	—	—	(31,716)	(203,029)
	(73,917)	(122,130)	(35,340)	(98,209)	(50,678)	(57,830)	(196,270)	(338,245)
Redemption fee:
Class A	1	1	1	—	—	—	—	—
	1	1	1	—	—	—	—	—
Automatic conversions:
Class A	15,592	2,209	2,666	794	8,181	2,342	3,549	1,515
Class B	(15,592)	(2,209)	(2,666)	(794)	(8,181)	(2,342)	(3,549)	(1,515)
	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	(64,712)	(102,455)	240,999	3,345	(31,447)	(19,898)	98,492	25,206

Net Increase (Decrease) in net assets	(200,595)	318	59,972	141	(96,551)	(32,755)	98,481	25,208

Net Assets:
Beginning of year	$359,467	$359,149	$397,977	$397,836	$173,774	$206,529	$173,403	$148,195
End of year	$158,872	$359,467	$457,949	$397,977	$77,223	$173,774	$271,884	$173,403
Undistributed (Accumulated) Net Investment Income (Loss)	$(17)	$(17)	$3,067	$1,537	$525	$(7)	$83	$94

The notes to the financial statements are an integral part of this report.

79

	Transamerica Growth Opportunities		Transamerica High Yield Bond		Transamerica Legg Mason Partners All Cap		Transamerica Money Market
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007	2008	2007
Share Activity:
Shares issued:
Class A	427	939	1,223	1,171	183	263	156,265	110,732
Class B	235	288	112	130	128	260	36,830	18,357
Class C	144	125	82	299	73	99	72,304	17,852
Class I	224	796	27,503	6,700	—	—	25,560	209,116
	1,030	2,148	28,920	8,300	384	622	290,959	356,057
Shares issued-reinvested from distributions:
Class A	—	—	223	196	271	462	2,215	3,727
Class B	—	—	78	106	513	960	376	893
Class C	—	—	41	39	199	355	404	655
Class I	—	—	3,829	2,352	—	—	811	2,120
	—	—	4,171	2,693	983	1,777	3,806	7,395
Shares redeemed:
Class A	(1,569)	(2,247)	(1,734)	(2,333)	(1,145)	(997)	(115,331)	(98,924)
Class B	(1,105)	(2,313)	(787)	(826)	(1,867)	(1,916)	(16,870)	(20,138)
Class C	(529)	(749)	(380)	(455)	(835)	(632)	(32,353)	(16,155)
Class I	(5,248)	(8,408)	(1,605)	(7,039)	—	—	(31,716)	(203,029)
	(8,451)	(13,717)	(4,506)	(10,653)	(3,847)	(3,545)	(196,270)	(338,246)
Automatic conversions:
Class A	1,695	231	310	86	595	136	3,549	1,515
Class B	(1,809)	(245)	(310)	(86)	(641)	(145)	(3,549)	(1,515)
	(114)	(14)	—	—	(46)	(9)	—	—
Net increase (decrease) in shares outstanding:
Class A	553	(1,077)	22	(880)	(96)	(136)	46,698	17,050
Class B	(2,679)	(2,270)	(907)	(676)	(1,867)	(841)	16,787	(2,403)
Class C	(385)	(624)	(257)	(117)	(563)	(178)	40,355	2,352
Class I	(5,024)	(7,612)	29,727	2,013	—	—	(5,345)	8,207
	(7,535)	(11,583)	28,585	340	(2,526)	(1,155)	98,495	25,206

The notes to the financial statements are an integral part of this report.

80

	Transamerica Science & Technology		Transamerica Short-Term Bond		Transamerica Small/Mid Cap Value		Transamerica Templeton Global
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(434)	$(423)	$24,879	$24,122	$9,308	$6,180	$1,486	$1,081
Net realized gain (loss)(a)	(563)	4,033	(10,141)	(1,455)	(98,519)	77,381	11,223	21,798
Change in unrealized appreciation (depreciation)(b)	(48,013)	27,561	(19,826)	(1,233)	(296,332)	101,180	(105,619)	31,307
Net increase (decrease) in net assets resulting from operations	(49,010)	31,171	(5,088)	21,434	(385,543)	184,741	(92,910)	54,186

Distributions to Shareholders:
From net investment income:
Class A	—	—	(73)	—	(815)	(339)	(1,124)	(1,297)
Class B	—	—		—	—	—	(99)	(375)
Class C	—	—	(74)	—	(207)	(64)	(199)	(173)
Class I	—	—	(24,970)	(22,977)	(4,881)	(6,046)	(700)	(688)
	—	—	(25,117)	(22,977)	(5,903)	(6,449)	(2,122)	(2,533)
From net realized gains:
Class A	(282)	—	—	—	(12,319)	(849)	—	—
Class B	(157)	—	—	—	(5,719)	(821)	—	—
Class C	(96)	—	—	—	(7,564)	(535)	—	—
Class I	(2,576)	—	—	—	(50,781)	(8,419)	—	—
	(3,111)	—	—	—	(76,383)	(10,624)	—	—
Capital Share Transactions:
Proceeds from shares sold:
Class A	2,918	1,923	6,797	—	376,986	50,011	4,616	6,194
Class B	381	488	—	—	18,229	7,596	1,618	3,166
Class C	660	689	8,910	—	111,684	29,511	900	1,684
Class I	4,896	—	34,605	193,918	40,971	23,041	—	—
	8,855	3,100	50,312	193,918	547,870	110,159	7,134	11,044
Dividends and distributions reinvested:
Class A	268	—	27	—	10,992	1,137	1,085	1,262
Class B	149	—	—	—	5,175	750	94	356
Class C	78	—	29	—	6,054	502	189	164
Class I	2,576	—	19,101	22,977	55,662	14,464	700	688
	3,071	—	19,157	22,977	77,883	16,853	2,068	2,470
Cost of shares redeemed:
Class A	(3,212)	(1,961)	(923)	—	(137,493)	(21,331)	(21,738)	(39,581)
Class B	(821)	(1,317)	—	—	(10,337)	(14,052)	(8,972)	(19,012)
Class C	(625)	(712)	(1,386)	—	(21,818)	(7,577)	(5,417)	(8,953)
Class I	(1,428)	—	(95,587)	(30,905)	(148,685)	(152,163)	(38,070)	(3,733)
	(6,086)	(3,990)	(97,896)	(30,905)	(318,333)	(195,123)	(74,197)	(71,279)
Redemption fee:
Class A	—	—	2	—	2	—	—	1
Class B	—	—	—	—	—	2	—	—
	—	—	2	—	2	2	—	1
Automatic conversions:
Class A	186	31	—	—	7,300	1,995	30,467	9,939
Class B	(186)	(31)	—	—	(7,300)	(1,995)	(30,467)	(9,939)
	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	5,840	(890)	(28,425)	185,990	307,422	(68,109)	(64,995)	(57,764)

Net Increase (Decrease) in net assets	(46,281)	30,281	(58,630)	184,447	(160,407)	99,559	(160,027)	(6,111)

Net Assets:
Beginning of year	$99,792	$69,511	$563,889	$379,442	$701,413	$601,854	$258,780	$264,891
End of year	$53,511	$99,792	$505,259	$563,889	$541,006	$701,413	$98,753	$258,780
Undistributed (Accumulated) Net Investment Income (Loss)	$(2)	$(2)	$1,333	$1,571	$7,851	$5,056	$421	$337

The notes to the financial statements are an integral part of this report.

81

	Transamerica Science & Technology		Transamerica Short-Term Bond		Transamerica Small/Mid Cap Value		Transamerica Templeton Global
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Share Activity:
Shares issued:
Class A	616	404	689	—	20,500	2,339	148	197
Class B	92	110	—	—	1,013	385	61	108
Class C	154	149	908	—	6,200	1,464	32	57
Class I	1,201	—	2,942	19,678	3,081	1,173	—	—
	2,063	663	4,539	19,678	30,794	5,361	241	362
Shares issued-reinvested from distributions:
Class A	53	—	6	—	553	62	35	42
Class B	31	—	—	—	270	43	3	12
Class C	16	—	6	—	318	29	6	6
Class I	501	—	2,571	2,340	2,787	797	20	23
	601	—	2,583	2,340	3,928	931	64	83
Shares redeemed:
Class A	(774)	(461)	(95)	—	(9,819)	(1,076)	(749)	(1,245)
Class B	(202)	(318)	—	—	(609)	(745)	(315)	(645)
Class C	(161)	(177)	(143)	—	(1,406)	(395)	(198)	(303)
Class I	(394)	—	(9,914)	(3,135)	(9,530)	(8,356)	(1,260)	(124)
	(1,531)	(956)	(10,152)	(3,135)	(21,364)	(10,572)	(2,522)	(2,317)
Automatic conversions:
Class A	47	7	—	—	385	96	1,006	312
Class B	(50)	(7)	—	—	(400)	(100)	(1,071)	(332)
	(3)	—	—	—	(15)	(4)	(65)	(20)
Net increase (decrease) in shares outstanding:
Class A	(58)	(50)	600	—	11,619	1,421	440	(694)
Class B	(129)	(215)	—	—	274	(417)	(1,322)	(857)
Class C	9	(28)	771	—	5,112	1,098	(160)	(240)
Class I	1,308	—	(4,401)	18,883	(3,662)	(6,386)	(1,240)	(101)
	1,130	(293)	(3,030)	18,883	13,343	(4,284)	(2,282)	(1,892)

The notes to the financial statements are an integral part of this report.

82

	Transamerica Value Balanced
	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,068	$1,133
Net realized gain (loss)(a)	(3,730)	4,199
Change in unrealized appreciation (depreciation)(b)	(14,696)	2,184
Net increase (decrease) in net assets resulting from operations	(17,358)	7,516

Distributions to Shareholders:
From net investment income:
Class A	(692)	(537)
Class B	(196)	(205)
Class C	(172)	(131)
	(1,060)	(873)
From net realized gains:
Class A	(1,609)	(898)
Class B	(830)	(564)
Class C	(566)	(319)
	(3,005)	(1,781)
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,496	2,339
Class B	511	1,826
Class C	374	1,172
	2,381	5,337
Dividends and distributions reinvested:
Class A	2,069	1,403
Class B	909	725
Class C	669	437
	3,647	2,565
Cost of shares redeemed:
Class A	(8,353)	(8,665)
Class B	(4,161)	(4,679)
Class C	(2,846)	(2,140)
	(15,360)	(15,484)
Redemption fee:
Class B	1	—
	1	—
Automatic conversions:
Class A	3,193	2,221
Class B	(3,193)	(2,221)
	—	—
Net decrease in net assets resulting from capital shares transactions	(9,331)	(7,582)

Net Decrease in net assets	(30,754)	(2,720)

Net Assets:
Beginning of year	$61,667	$64,387
End of year	$30,913	$61,667
Undistributed Net Investment Income	$349	$260

The notes to the financial statements are an integral part of this report.

83

	Transamerica Value Balanced
	Year Ended October 31, 2008	Year Ended October 31, 2007
Share Activity:
Shares issued:
Class A	112	171
Class B	39	134
Class C	29	87
	180	392
Shares issued-reinvested from distributions:
Class A	176	106
Class B	74	55
Class C	56	33
	306	194
Shares redeemed:
Class A	(713)	(636)
Class B	(351)	(344)
Class C	(243)	(158)
	(1,307)	(1,138)
Automatic conversions:
Class A	261	162
Class B	(262)	(163)
	(1)	(1)
Net decrease in shares outstanding:
Class A	(164)	(197)
Class B	(500)	(318)
Class C	(158)	(38)
	(822)	(553)

(a) Net realized and unrealized gain (loss) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps       and Foreign Currency Transactions.

(b) Change in unrealized appreciation (depreciation) includes Investment Securities, Futures Contracts, Written Options and       Swaptions, Swaps and Foreign Currency Translation.

The notes to the financial statements are an integral part of this report.

84

FINANCIAL HIGHLIGHTS

For the years ended;

	Transamerica Balanced
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$25.70	$22.05	$19.90	$18.53	$17.43

Investment Operations
Net investment income(a)	0.28	0.17	0.12	0.15	0.14
Net realized and unrealized gain (loss) on investments	(8.64)	3.62	2.12	1.41	1.08
Total from investment operations	(8.36)	3.79	2.24	1.56	1.22

Distributions
Net investment income	(0.24)	(0.14)	(0.09)	(0.19)	(0.12)
Net realized gains on investments	(0.66)	—	—	—	—
Total distributions	(0.90)	(0.14)	(0.09)	(0.19)	(0.12)

Net Asset Value
End of year	$16.44	$25.70	$22.05	$19.90	$18.53

Total Return(b)	(33.55)%	17.28%	11.27%	8.41%	7.03%

Net Assets End of Year	$49,917	$61,565	$55,547	$62,440	$72,997

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.52%	1.56%	1.58%	1.59%	1.70%
Before reimbursement/fee waiver	1.52%	1.56%	1.58%	1.59%	1.70%
Net investment income, to average net assets(c)	1.27%	0.73%	0.57%	0.75%	0.76%
Portfolio turnover rate	52%	52%	51%	27%	107%

	Transamerica Balanced
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$25.58	$21.98	$19.88	$18.47	$17.39

Investment Operations
Net investment income(a)	0.13	0.04	— (d)	0.04	0.04
Net realized and unrealized gain (loss) on investments	(8.58)	3.60	2.12	1.40	1.08
Total from investment operations	(8.45)	3.64	2.12	1.44	1.12

Distributions
Net investment income	(0.10)	(0.04)	(0.02)	(0.03)	(0.04)
Net realized gains on investments	(0.66)	—	—	—	—
Total distributions	(0.76)	(0.04)	(0.02)	(0.03)	(0.04)

Net Asset Value
End of year	$16.37	$25.58	$21.98	$19.88	$18.47

Total Return(b)	(33.95)%	16.57%	10.65%	7.80%	6.44%

Net Assets End of Year	$32,469	$96,573	$118,286	$142,479	$170,630

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.15%	2.14%	2.15%	2.14%	2.26%
Before reimbursement/fee waiver	2.15%	2.14%	2.15%	2.14%	2.26%
Net investment income, to average net assets(c)	0.59%	0.15%	0.01%	0.20%	0.19%
Portfolio turnover rate	52%	52%	51%	27%	107%

The notes to the financial statements are an integral part of this report.

85

	Transamerica Balanced
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$25.50	$21.91	$19.82	$18.45	$17.39

Investment Operations
Net investment income (loss)(a)	0.15	0.04	0.01	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	(8.56)	3.59	2.10	1.41	1.11
Total from investment operations	(8.41)	3.63	2.11	1.45	1.10

Distributions
Net investment income	(0.13)	(0.04)	(0.02)	(0.08)	(0.04)
Net realized gains on investments	(0.66)	—	—	—	—
Total distributions	(0.79)	(0.04)	(0.02)	(0.08)	(0.04)

Net Asset Value
End of year	$16.30	$25.50	$21.91	$19.82	$18.45

Total Return(b)	(33.92)%	16.61%	10.64%	7.85%	6.33%

Net Assets End of Year	$17,719	$32,569	$36,750	$43,276	$53,990

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.08%	2.11%	2.12%	2.13%	2.28%
Before reimbursement/fee waiver	2.08%	2.11%	2.12%	2.13%	2.28%
Net investment income (loss), to average net assets(c)	0.69%	0.18%	0.03%	0.21%	(0.08)%
Portfolio turnover rate	52%	52%	51%	27%	107%

	Transamerica Convertible Securities
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$15.30	$12.76	$11.56	$11.00	$11.32

Investment Operations
Net investment income(a)	0.13	0.10	0.07	0.20	0.21
Net realized and unrealized gain (loss) on investments	(4.92)	3.22	1.33	0.81	0.56
Total from investment operations	(4.79)	3.32	1.40	1.01	0.77

Distributions
Net investment income	(0.10)	(0.11)	(0.07)	(0.20)	(0.22)
Net realized gains on investments	(3.23)	(0.67)	(0.13)	(0.25)	(0.87)
Total distributions	(3.33)	(0.78)	(0.20)	(0.45)	(1.09)

Net Asset Value
End of year	$7.18	$15.30	$12.76	$11.56	$11.00

Total Return(b)	(38.92)%	27.41%	12.15%	9.24%	7.06%

Net Assets End of Year	$10,748	$11,276	$6,350	$209,374	$188,049

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.33%	1.33%	1.25%	1.17%	1.20%
Before reimbursement/fee waiver	1.33%	1.33%	1.25%	1.17%	1.20%
Net investment income, to average net assets(c)	1.23%	0.75%	0.59%	1.74%	1.83%
Portfolio turnover rate	91%	92%	69%	87%	157%

The notes to the financial statements are an integral part of this report.

86

	Transamerica Convertible Securities
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006		October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$15.22	$12.71	$11.54		$11.00	$11.31

Investment Operations
Net investment income(a)	0.04	0.01	—	(d)	0.09	0.14
Net realized and unrealized gain (loss) on investments	(4.87)	3.21	1.32		0.80	0.57
Total from investment operations	(4.83)	3.22	1.32		0.89	0.71

Distributions
Net investment income	(0.03)	(0.04)	(0.02)		(0.10)	(0.15)
Net realized gains on investments	(3.23)	(0.67)	(0.13)		(0.25)	(0.87)
Total distributions	(3.26)	(0.71)	(0.15)		(0.35)	(1.02)

Net Asset Value
End of year	$7.13	$15.22	$12.71		$11.54	$11.00

Total Return(b)	(39.32)%	26.54%	11.47%		8.09%	6.52%

Net Assets End of Year	$2,920	$6,533	$6,651		$6,656	$6,379

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.02%	1.99%	1.99%		2.15%	1.79%
Before reimbursement/fee waiver	2.02%	1.99%	1.99%		2.15%	1.79%
Net investment income, to average net assets(c)	0.40%	0.10%	—	%(e)	0.76%	1.24%
Portfolio turnover rate	91%	92%	69%		87%	157%

	Transamerica Convertible Securities
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$15.17	$12.66	$11.50	$10.97	$11.31

Investment Operations
Net investment income(a)	0.07	0.02	— (d)	0.08	0.11
Net realized and unrealized gain (loss) on investments	(4.87)	3.20	1.31	0.82	0.57
Total from investment operations	(4.80)	3.22	1.31	0.90	0.68

Distributions
Net investment income	(0.04)	(0.04)	(0.02)	(0.12)	(0.15)
Net realized gains on investments	(3.23)	(0.67)	(0.13)	(0.25)	(0.87)
Total distributions	(3.27)	(0.71)	(0.15)	(0.37)	(1.02)

Net Asset Value
End of year	$7.10	$15.17	$12.66	$11.50	$10.97

Total Return(b)	(39.24)%	26.69%	11.44%	8.17%	6.33%

Net Assets End of Year	$7,070	$3,598	$3,551	$4,465	$5,204

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.94%	1.94%	1.94%	2.16%	2.05%
Before reimbursement/fee waiver	1.94%	1.94%	1.94%	2.16%	2.05%
Net investment income, to average net assets(c)	0.72%	0.15%	0.02%	0.73%	0.98%
Portfolio turnover rate	91%	92%	69%	87%	157%

The notes to the financial statements are an integral part of this report.

87

	Transamerica Convertible Securities
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006(f)
Net Asset Value
Beginning of year	$15.31	$12.76	$11.71

Investment Operations
Net investment income(a)	0.18	0.16	0.14
Net realized and unrealized gain (loss) on investments	(4.92)	3.23	1.17
Total from investment operations	(4.74)	3.39	1.31

Distributions
Net investment income	(0.15)	(0.17)	(0.13)
Net realized gains on investments	(3.23)	(0.67)	(0.13)
Total distributions	(3.38)	(0.84)	(0.26)

Net Asset Value
End of year	$7.19	$15.31	$12.76

Total Return(b)	(38.58)%	28.10%	11.26	%(g)

Net Assets End of Year	$91,679	$148,562	$256,474

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.82	%(h)
Before reimbursement/fee waiver	0.84%	0.82%	0.82	%(h)
Net investment income, to average net assets(c)	1.65%	1.24%	1.20	%(h)
Portfolio turnover rate	91%	92%	69	%(g)

	Transamerica Equity
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$12.07	$9.83	$8.87	$7.44	$6.86

Investment Operations
Net investment loss(a)	(0.01)	(0.05)	(0.07)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	(5.21)	2.29	1.11	1.58	0.65
Total from investment operations	(5.22)	2.24	1.04	1.56	0.58

Distributions
Net realized gains on investments	—	—	(0.08)	(0.13)	—
Total distributions	—	—	(0.08)	(0.13)	—

Net Asset Value
End of year	$6.85	$12.07	$9.83	$8.87	$7.44

Total Return(b)	(43.25)%	22.79%	11.71%	21.16%	8.45%

Net Assets End of Year	$300,140	$532,251	$500,483	$301,635	$176,851

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.39%	1.40%	1.51%	1.36%	1.50%
Before reimbursement/fee waiver	1.39%	1.40%	1.51%	1.36%	1.50%
Net investment loss, to average net assets(c)	(0.07)%	(0.48)%	(0.70)%	(0.27)%	(0.90)%
Portfolio turnover rate	33%	62%	19%	39%	97%

The notes to the financial statements are an integral part of this report.

88

	Transamerica Equity
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$11.39	$9.35	$8.49	$7.19	$6.68

Investment Operations
Net investment loss(a)	(0.08)	(0.12)	(0.12)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	(4.89)	2.16	1.06	1.51	0.62
Total from investment operations	(4.97)	2.04	0.94	1.43	0.51

Distributions
Net realized gains on investments	—	—	(0.08)	(0.13)	—
Total distributions	—	—	(0.08)	(0.13)	—

Net Asset Value
End of year	$6.42	$11.39	$9.35	$8.49	$7.19

Total Return(b)	(43.63)%	21.82%	11.06%	20.03%	7.68%

Net Assets End of Year	$59,479	$191,007	$222,144	$49,865	$47,928

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.17%	2.17%	2.17%	2.18%	2.20%
Before reimbursement/fee waiver	2.21%	2.21%	2.34%	2.61%	2.72%
Net investment loss, to average net assets(c)	(0.87)%	(1.25)%	(1.34)%	(0.99)%	(1.62)%
Portfolio turnover rate	33%	62%	19%	39%	97%

	Transamerica Equity
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$11.42	$9.37	$8.50	$7.20	$6.68

Investment Operations
Net investment loss(a)	(0.07)	(0.11)	(0.12)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	(4.91)	2.16	1.07	1.51	0.63
Total from investment operations	(4.98)	2.05	0.95	1.43	0.52

Distributions
Net realized gains on investments	—	—	(0.08)	(0.13)	—
Total distributions	—	—	(0.08)	(0.13)	—

Net Asset Value
End of year	$6.44	$11.42	$9.37	$8.50	$7.20

Total Return(b)	(43.61)%	21.88%	11.16%	20.05%	7.78%

Net Assets End of Year	$46,676	$101,226	$97,047	$23,656	$21,808

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.04%	2.07%	2.10%	2.18%	2.20%
Before reimbursement/fee waiver	2.04%	2.07%	2.10%	2.31%	2.55%
Net investment loss, to average net assets(c)	(0.72)%	(1.15)%	(1.27)%	(1.00)%	(1.63)%
Portfolio turnover rate	33%	62%	19%	39%	97%

The notes to the financial statements are an integral part of this report.

89

	Transamerica Equity
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006(f)
Net Asset Value
Beginning of year	$12.23	$9.90	$9.17

Investment Operations
Net investment income(a)	0.06	0.01	—	(d)
Net realized and unrealized gain (loss) on investments	(5.30)	2.32	0.81
Total from investment operations	(5.24)	2.33	0.81

Distributions
Net realized gains on investments	—	—	(0.08)
Total distributions	—	—	(0.08)

Net Asset Value
End of year	$6.99	$12.23	$9.90

Total Return(b)	(42.85)%	23.54%	8.83	%(g)

Net Assets End of Year	$500,722	$888,019	$714,803

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.75%	0.78%	0.81	%(h)
Before reimbursement/fee waiver	0.75%	0.78%	0.81	%(h)
Net investment income, to average net assets(c)	0.55%	0.13%	0.02	%(h)
Portfolio turnover rate	33%	62%	19	%(g)

	Transamerica Equity
	Class T
	October 31, 2008	October 31, 2007	October 31, 2006(i)
Net Asset Value
Beginning of year	$33.53	$27.18	$27.10

Investment Operations
Net investment income(a)	0.12	—	—	(d)
Net realized and unrealized gain (loss) on investments	(14.51)	6.35	0.08
Total from investment operations	(14.39)	6.35	0.08

Net Asset Value
End of year	$19.14	$33.53	$27.18

Total Return(b)	(42.92)%	23.36%	0.30	%(g)

Net Assets End of Year	$90,881	$183,495	$195,420

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.89%	0.91%	0.84	%(h)
Before reimbursement/fee waiver	0.89%	0.91%	0.84	%(h)
Net investment income (loss), to average net assets(c)	0.42%	0.01%	(0.21	)%(h)
Portfolio turnover rate	33%	62%	19	%(g)

The notes to the financial statements are an integral part of this report.

90

	Transamerica Flexible Income
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$9.14	$9.38	$9.31	$9.68	$10.21
Investment Operations
Net investment income(a)	0.44	0.48	0.43	0.37	0.38
Net realized and unrealized gain (loss) on investments	(1.89)	(0.25)	0.05	(0.32)	0.14
Total from investment operations	(1.45)	0.23	0.48	0.05	0.52
Distributions
Net investment income	(0.47)	(0.47)	(0.41)	(0.38)	(0.38)
Net realized gains on investments	—	—	—	—	(0.63)
Return of capital	—	—	—	(0.04)	(0.04)
Total distributions	(0.47)	(0.47)	(0.41)	(0.42)	(1.05)
Net Asset Value
End of year	$7.22	$9.14	$9.38	$9.31	$9.68
Total Return(b)	(16.57)%	2.42%	5.34%	0.47%	5.72%
Net Assets End of Year	$13,360	$15,409	$17,005	$140,203	$80,201

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.39%	1.40%	1.47%	1.25%	1.43%
Before reimbursement/fee waiver	1.39%	1.40%	1.47%	1.25%	1.43%
Net investment income, to average net assets(c)	5.12%	5.12%	4.64%	3.85%	3.89%
Portfolio turnover rate	98%	108%	110%	58%	169%

	Transamerica Flexible Income
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$9.14	$9.39	$9.32	$9.68	$10.20

Investment Operations
Net investment income(a)	0.38	0.42	0.38	0.29	0.32
Net realized and unrealized gain (loss) on investments	(1.88)	(0.26)	0.06	(0.32)	0.15
Total from investment operations	(1.50)	0.16	0.44	(0.03)	0.47

Distributions
Net investment income	(0.41)	(0.41)	(0.37)	(0.29)	(0.32)
Net realized gains on investments	—	—	—	—	(0.63)
Return of capital	—	—	—	(0.04)	(0.04)
Total distributions	(0.41)	(0.41)	(0.37)	(0.33)	(0.99)

Net Asset Value
End of year	$7.23	$9.14	$9.39	$9.32	$9.68

Total Return(b)	(17.03)%	1.66%	4.81%	(0.36)%	5.13%

Net Assets End of Year	$8,628	$17,007	$23,501	$32,560	$45,338

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.05%	2.04%	2.08%	2.08%	2.03%
Before reimbursement/fee waiver	2.05%	2.04%	2.08%	2.08%	2.03%
Net investment income, to average net assets(c)	4.42%	4.48%	4.08%	3.02%	3.25%
Portfolio turnover rate	98%	108%	110%	58%	169%

The notes to the financial statements are an integral part of this report.

91

	Transamerica Flexible Income
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$9.12	$9.36	$9.30	$9.67	$10.20

Investment Operations
Net investment income(a)	0.39	0.42	0.39	0.29	0.33
Net realized and unrealized gain (loss) on investments	(1.88)	(0.25)	0.04	(0.33)	0.13
Total from investment operations	(1.49)	0.17	0.43	(0.04)	0.46

Distributions
Net investment income	(0.42)	(0.41)	(0.37)	(0.29)	(0.32)
Net realized gains on investments	—	—	—	—	(0.63)
Return of capital	—	—	—	(0.04)	(0.04)
Total distributions	(0.42)	(0.41)	(0.37)	(0.33)	(0.99)

Net Asset Value
End of year	$7.21	$9.12	$9.36	$9.30	$9.67

Total Return(b)	(16.98)%	1.81%	4.74%	(0.40)%	5.02%

Net Assets End of Year	$5,981	$8,982	$12,519	$13,439	$19,675

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.97%	2.00%	2.07%	2.11%	2.10%
Before reimbursement/fee waiver	1.97%	2.00%	2.07%	2.11%	2.10%
Net investment income, to average net assets(c)	4.52%	4.51%	4.15%	2.99%	3.37%
Portfolio turnover rate	98%	108%	110%	58%	169%

	Transamerica Flexible Income
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005(j)
Net Asset Value
Beginning of year	$9.17	$9.42	$9.35	$9.68

Investment Operations
Net investment income(a)	0.50	0.53	0.50	0.40
Net realized and unrealized gain (loss) on investments	(1.90)	(0.26)	0.05	(0.32)
Total from investment operations	(1.40)	0.27	0.55	0.08

Distributions
Net investment income	(0.52)	(0.52)	(0.48)	(0.37)
Net realized gains on investments	—	—	—	(0.04)
Total distributions	(0.52)	(0.52)	(0.48)	(0.41)

Net Asset Value
End of year	$7.25	$9.17	$9.42	$9.35

Total Return(b)	(16.02)%	2.93%	6.04%	0.85	%(g)

Net Assets End of Year	$128,108	$370,611	$221,116	$110,709

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.77%	0.80%	0.86%	0.85	%(h)
Before reimbursement/fee waiver	0.77%	0.80%	0.86%	0.85	%(h)
Net investment income, to average net assets(c)	5.67%	5.71%	5.35%	4.25	%(h)
Portfolio turnover rate	98%	108%	110%	58	%(g)

The notes to the financial statements are an integral part of this report.

92

	Transamerica Growth Opportunities
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$11.40	$8.36	$7.85	$6.61	$5.95

Investment Operations
Net investment loss(a)	(0.06)	(0.09)	(0.07)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(4.77)	3.13	0.58	1.26	0.69
Total from investment operations	(4.83)	3.04	0.51	1.24	0.66

Net Asset Value
End of year	$6.57	$11.40	$8.36	$7.85	$6.61

Total Return(b)	(42.37)%	36.20%	6.62%	18.76%	11.09%

Net Assets End of Year	$41,005	$64,825	$56,588	$256,559	$230,633

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.75%	1.75%	1.72%	1.41%	1.43%
Before reimbursement/fee waiver	1.81%	1.77%	1.72%	1.41%	1.43%
Net investment loss, to average net assets(c)	(0.69)%	(1.00)%	(0.89)%	(0.30)%	(0.47)%
Portfolio turnover rate	45%	85%	59%	34%	43%

	Transamerica Growth Opportunities
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$10.72	$7.92	$7.48	$6.37	$5.79

Investment Operations
Net investment loss(a)	(0.12)	(0.14)	(0.13)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	(4.47)	2.94	0.57	1.20	0.67
Total from investment operations	(4.59)	2.80	0.44	1.11	0.58

Net Asset Value
End of year	$6.13	$10.72	$7.92	$7.48	$6.37

Total Return(b)	(42.82)%	35.35%	5.88%	17.43%	10.02%

Net Assets End of Year	$20,823	$65,123	$66,098	$74,589	$77,869

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.40%	2.40%	2.40%	2.40%	2.40%
Before reimbursement/fee waiver	2.46%	2.45%	2.46%	2.61%	2.64%
Net investment loss, to average net assets(c)	(1.39)%	(1.66)%	(1.57)%	(1.29)%	(1.44)%
Portfolio turnover rate	45%	85%	59%	34%	43%

The notes to the financial statements are an integral part of this report.

93

	Transamerica Growth Opportunities
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$10.74	$7.94	$7.49	$6.38	$5.79

Investment Operations
Net investment loss(a)	(0.11)	(0.14)	(0.12)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	(4.47)	2.94	0.57	1.20	0.69
Total from investment operations	(4.58)	2.80	0.45	1.11	0.59

Net Asset Value
End of year	$6.16	$10.74	$7.94	$7.49	$6.38

Total Return(b)	(42.64)%	35.26%	6.01%	17.40%	10.19%

Net Assets End of Year	$10,619	$22,656	$21,688	$25,432	$28,103

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.34%	2.36%	2.38%	2.40%	2.40%
Before reimbursement/fee waiver	2.34%	2.36%	2.38%	2.54%	2.65%
Net investment loss, to average net assets(c)	(1.29)%	(1.61)%	(1.54)%	(1.29)%	(1.58)%
Portfolio turnover rate	45%	85%	59%	34%	43%

	Transamerica Growth Opportunities
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006(f)
Net Asset Value
Beginning of year	$11.59	$8.43	$7.99

Investment Operations
Net investment income (loss)(a)	0.01	(0.01)	—	(d)
Net realized and unrealized gain (loss) on investments	(4.86)	3.17	0.44
Total from investment operations	(4.85)	3.16	0.44

Net Asset Value
End of year	$6.74	$11.59	$8.43

Total Return(b)	(41.85)%	37.49%	5.51	%(g)

Net Assets End of Year	$86,425	$206,863	$214,775

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.86%	0.88%	0.88	%(h)
Before reimbursement/fee waiver	0.86%	0.88%	0.88	%(h)
Net investment income (loss), to average net assets(c)	0.15%	(0.15)%	(0.06	%(h)
Portfolio turnover rate	45%	85%	59	%(g)

The notes to the financial statements are an integral part of this report.

94

	Transamerica High Yield Bond
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$9.12	$9.19	$8.97	$9.37	$9.08

Investment Operations
Net investment income(a)	0.64	0.60	0.61	0.56	0.52
Net realized and unrealized gain (loss) on investments	(2.83)	(0.07)	0.19	(0.37)	0.29
Total from investment operations	(2.19)	0.53	0.80	0.19	0.81

Distributions
Net investment income	(0.62)	(0.60)	(0.58)	(0.59)	(0.52)
Total distributions	(0.62)	(0.60)	(0.58)	(0.59)	(0.52)

Net Asset Value
End of year	$6.31	$9.12	$9.19	$8.97	$9.37

Total Return(b)	(25.46)%	5.90%	9.27%	2.06%	9.23%

Net Assets End of Year	$24,506	$35,147	$43,514	$336,340	$309,223

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.16%	1.15%	1.16%	1.05%	1.08%
Before reimbursement/fee waiver	1.16%	1.15%	1.16%	1.05%	1.08%
Net investment income, to average net assets(c)	7.65%	6.45%	6.77%	6.04%	5.67%
Portfolio turnover rate	38%	80%	73%	71%	49%

	Transamerica High Yield Bond
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$9.11	$9.18	$8.97	$9.37	$9.08

Investment Operations
Net investment income(a)	0.58	0.53	0.55	0.48	0.46
Net realized and unrealized gain (loss) on investments	(2.83)	(0.06)	0.19	(0.37)	0.29
Total from investment operations	(2.25)	0.47	0.74	0.11	0.75

Distributions
Net investment income	(0.56)	(0.54)	(0.53)	(0.51)	(0.46)
Total distributions	(0.56)	(0.54)	(0.53)	(0.51)	(0.46)

Net Asset Value
End of year	$6.30	$9.11	$9.18	$8.97	$9.37

Total Return(b)	(26.04)%	5.19%	8.53%	1.21%	8.52%

Net Assets End of Year	$9,091	$21,370	$27,753	$37,006	$49,422

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.85%	1.83%	1.83%	1.85%	1.72%
Before reimbursement/fee waiver	1.85%	1.83%	1.83%	1.85%	1.72%
Net investment income, to average net assets(c)	6.83%	5.77%	6.12%	5.18%	5.05%
Portfolio turnover rate	38%	80%	73%	71%	49%

The notes to the financial statements are an integral part of this report.

95

	Transamerica High Yield Bond
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005		October 31, 2004
Net Asset Value
Beginning of year	$9.10	$9.17	$8.96	$9.36		$9.08

Investment Operations
Net investment income(a)	0.58	0.53	0.55	0.47		0.46
Net realized and unrealized gain (loss) on investments	(2.82)	(0.06)	0.19	(0.36)		0.28
Total from investment operations	(2.24)	0.47	0.74	0.11		0.74

Distributions
Net investment income	(0.56)	(0.54)	(0.53)	(0.51)		(0.46)
Total distributions	(0.56)	(0.54)	(0.53)	(0.51)		(0.46)

Net Asset Value
End of year	$6.30	$9.10	$9.17	$8.96		$9.36

Total Return(b)	(25.89)%	5.21%	8.54%	1.21%		8.41%

Net Assets End of Year	$5,429	$10,160	$11,317	$15,880		$25,379

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.80%	1.83%	1.83%	1.88%		1.78%
Before reimbursement/fee waiver	1.80%	1.83%	1.83%	1.88%		1.78%
Net investment income, to average net assets(c)	6.93%	5.77%	6.12%	5.11%		4.95%
Portfolio turnover rate	38%	80%	73%	71%		49%

	Transamerica High Yield Bond
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005(j)
Net Asset Value
Beginning of year	$9.17	$9.24	$9.02	$9.39

Investment Operations
Net investment income(a)	0.69	0.65	0.67	0.59
Net realized and unrealized gain (loss) on investments	(2.85)	(0.07)	0.18	(0.37)
Total from investment operations	(2.16)	0.58	0.85	0.22

Distributions
Net investment income	(0.66)	(0.65)	(0.63)	(0.59)
Total distributions	(0.66)	(0.65)	(0.63)	(0.59)

Net Asset Value
End of year	$6.35	$9.17	$9.24	$9.02

Total Return(b)	(25.05)%	6.39%	9.81%	2.33	%(g)

Net Assets End of Year	$418,923	$331,300	$315,252	$40,860

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.65%	0.65%	0.66%	0.66	%(h)
Before reimbursement/fee waiver	0.65%	0.65%	0.66%	0.66	%(h)
Net investment income, to average net assets(c)	8.34%	6.96%	7.29%	6.60	%(h)
Portfolio turnover rate	38%	80%	73%	71	%(g)

The notes to the financial statements are an integral part of this report.

96

	Transamerica Legg Mason Partners All Cap
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$17.08	$18.18	$16.10	$14.80	$13.95

Investment Operations
Net investment income (loss)(a)	0.12	0.07	0.09	0.06	(0.03)
Net realized and unrealized gain (loss) on investments	(5.73)	1.49	2.55	1.24	0.88
Total from investment operations	(5.61)	1.56	2.64	1.30	0.85

Distributions
Net investment income	—	(0.06)	(0.01)	— (d)	—
Net realized gains on investments	(1.49)	(2.60)	(0.55)	—	—
Total distributions	(1.49)	(2.66)	(0.56)	— (d)	—

Net Asset Value
End of year	$9.98	$17.08	$18.18	$16.10	$14.80

Total Return(b)	(35.81)%	9.27%	16.74%	8.79%	6.09%

Net Assets End of Year	$28,237	$49,938	$55,622	$173,929	$438,047

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.55%	1.55%	1.55%	1.32%	1.33%
Before reimbursement/fee waiver	1.59%	1.56%	1.57%	1.32%	1.33%
Net investment income (loss), to average net assets(c)	0.85%	0.42%	0.52%	0.36%	(0.17)%
Portfolio turnover rate	27%	17%	25%	27%	25%

	Transamerica Legg Mason Partners All Cap
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$16.01	$17.24	$15.39	$14.27	$13.53

Investment Operations
Net investment income (loss)(a)	0.02	(0.03)	(0.03)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	(5.30)	1.40	2.43	1.21	0.85
Total from investment operations	(5.28)	1.37	2.40	1.12	0.74

Distributions
Net investment income	—	—	— (d)	—	—
Net realized gains on investments	(1.49)	(2.60)	(0.55)	—	—
Total distributions	(1.49)	(2.60)	(0.55)	—	—

Net Asset Value
End of year	$9.24	$16.01	$17.24	$15.39	$14.27

Total Return(b)	(36.18)%	8.57%	15.97%	7.84%	5.48%

Net Assets End of Year	$33,670	$88,268	$109,567	$123,494	$150,829

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.20%	2.19%	2.20%	2.19%	1.97%
Before reimbursement/fee waiver	2.24%	2.19%	2.21%	2.19%	1.97%
Net investment income (loss), to average net assets(c)	0.20%	(0.22)%	(0.17)%	(0.58)%	(0.80)%
Portfolio turnover rate	27%	17%	25%	27%	25%

The notes to the financial statements are an integral part of this report.

97

	Transamerica Legg Mason Partners All Cap
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$16.04	$17.25	$15.39	$14.26	$13.53

Investment Operations
Net investment income (loss)(a)	0.03	(0.02)	(0.02)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	(5.32)	1.41	2.43	1.21	0.85
Total from investment operations	(5.29)	1.39	2.41	1.13	0.73

Distributions
Net investment income	—	—	— (d)	—	—
Net realized gains on investments	(1.49)	(2.60)	(0.55)	—	—
Total distributions	(1.49)	(2.60)	(0.55)	—	—

Net Asset Value
End of year	$9.26	$16.04	$17.25	$15.39	$14.26

Total Return(b)	(36.17)%	8.70%	16.04%	7.89%	5.43%

Net Assets End of Year	$15,316	$35,568	$41,340	$49,909	$65,391

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.15%	2.13%	2.15%	2.15%	1.99%
Before reimbursement/fee waiver	2.15%	2.13%	2.15%	2.15%	1.99%
Net investment income (loss), to average net assets(c)	0.26%	(0.15)%	(0.12)%	(0.53)%	(0.83)%
Portfolio turnover rate	27%	17%	25%	27%	25%

	Transamerica Money Market
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net investment income(a)	0.02	0.05	0.04	0.02	—	(d)
Net realized and unrealized gain on investments	— (d)	—	—	—	—
Total from investment operations	0.02	0.05	0.04	0.02	—	(d)

Distributions
Net investment income	(0.02)	(0.05)	(0.04)	(0.02)	—	(d)
Net realized gains on investments	—	—(d )	—	—	—
Total distributions	(0.02)	(0.05)	(0.04)	(0.02)	—	(d)

Net Asset Value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	2.52%	4.61%	4.09%	2.10%	0.42%

Net Assets End of Year	$142,456	$95,766	$78,716	$150,804	$185,311

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.83%	0.83%	0.83%	0.83%	0.83%
Before reimbursement/fee waiver	1.08%	1.20%	1.23%	1.05%	1.19%
Net investment income, to average net assets(c)	2.40%	4.54%	3.98%	2.08%	0.45%

The notes to the financial statements are an integral part of this report.

98

	Transamerica Money Market
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net investment income(a)	0.02	0.04	0.03	0.02	—	(d)
Net realized and unrealized gain on investments	— (d)	—	—	—	—
Total from investment operations	0.02	0.04	0.03	0.02	—	(d)

Distributions
Net investment income	(0.02)	(0.04)	(0.03)	(0.02)	—	(d)
Net realized gains on investments	—	— (d)	—	—	—
Total distributions	(0.02)	(0.04)	(0.03)	(0.02)	—	(d)

Net Asset Value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	1.83%	3.92%	3.41%	1.60%	0.14%

Net Assets End of Year	$40,110	$23,324	$25,727	$31,647	$40,203

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.48%	1.48%	1.48%	1.32%	1.10%
Before reimbursement/fee waiver	1.75%	1.83%	1.80%	1.79%	1.81%
Net investment income, to average net assets(c)	1.75%	3.87%	3.50%	1.57%	0.13%

	Transamerica Money Market
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net investment income(a)	0.02	0.04	0.03	0.02	—	(d)
Net realized and unrealized gain on investments	— (d)	—	—	—	—
Total from investment operations	0.02	0.04	0.03	0.02	—	(d)

Distributions
Net investment income	(0.02)	(0.04)	(0.03)	(0.02)	—	(d)
Net realized gains on investments	—	— (d)	—	—	—
Total distributions	(0.02)	(0.04)	(0.03)	(0.02)	—	(d)

Net Asset Value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	1.86%	3.92%	3.16%	1.87%	0.14%

Net Assets End of Year	$59,991	$19,638	$17,286	$15,997	$22,277

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.48%	1.48%	1.48%	1.26%	0.98%
Before reimbursement/fee waiver	1.67%	1.73%	1.82%	1.89%	1.96%
Net investment income, to average net assets(c)	1.65%	3.88%	3.40%	1.61%	0.43%

The notes to the financial statements are an integral part of this report.

99

	Transamerica Money Market
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006 (f)
Net Asset Value
Beginning of year	$1.00	$1.00	$1.00

Investment Operations
Net investment income(a)	0.03	0.05	0.04
Net realized and unrealized gain on investments	— (d)	—	—
Total from investment operations	0.03	0.05	0.04

Distributions
Net investment income	(0.03)	(0.05)	(0.04)
Net realized gains on investments	—	— (d)	—
Total distributions	(0.03)	(0.05)	(0.04)

Net Asset Value
End of year	$1.00	$1.00	$1.00

Total Return(b)	2.84%	4.98%	4.30	%(g)

Net Assets End of Year	$29,327	$34,673	$26,466

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.48%	0.48%	0.48	%(h)
Before reimbursement/fee waiver	0.49%	0.52%	0.51	%(h)
Net investment income, to average net assets(c)	2.89%	4.88%	4.39	%(h)

	Transamerica Science & Technology
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$5.67	$3.91	$3.82	$3.80	$3.61

Investment Operations
Net investment income (loss)(a)	(0.04)	(0.05)	(0.03)	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	(2.61)	1.81	0.18	0.02	0.23
Total from investment operations	(2.65)	1.76	0.15	0.05	0.19

Distributions
Net investment income	—	—	—	(0.03)	—
Net realized gains on investments	(0.18)	—	(0.06)	—	—
Total distributions	(0.18)	—	(0.06)	(0.03)	—

Net Asset Value
End of year	$2.84	$5.67	$3.91	$3.82	$3.80

Total Return(b)	(48.18)%	45.01%	3.78%	1.23%	5.26%

Net Assets End of Year	$3,778	$7,874	$5,616	$65,423	$119,985

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.53%	1.53%	1.53%	1.32%	1.36%
Before reimbursement/fee waiver	1.70%	1.77%	1.67%	1.32%	1.36%
Net investment income (loss), to average net assets(c)	(1.02)%	(1.03)%	(0.72)%	0.63%	(1.12)%
Portfolio turnover rate	47%	66%	94%	73%	41%

The notes to the financial statements are an integral part of this report.

100

	Transamerica Science & Technology
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005		October 31, 2004
Net Asset Value
Beginning of year	$5.40	$3.74	$3.68	$3.68		$3.51

Investment Operations
Net investment loss(a)	(0.07)	(0.07)	(0.06)	(0.02)		(0.06)
Net realized and unrealized gain (loss) on investments	(2.47)	1.73	0.18	0.02		0.23
Total from investment operations	(2.54)	1.66	0.12	—		0.17

Distributions
Net realized gains on investments	(0.18)	—	(0.06)	—		—
Total distributions	(0.18)	—	(0.06)	—		—

Net Asset Value
End of year	$2.68	$5.40	$3.74	$3.68		$3.68

Total Return(b)	(48.56)%	44.39%	3.10%	—	(e)%	4.84%

Net Assets End of Year	$2,094	$4,913	$4,208	$5,316		$6,874

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.18%	2.18%	2.18%	2.20%		1.91%
Before reimbursement/fee waiver	2.53%	2.53%	2.57%	2.68%		1.91%
Net investment loss, to average net assets(c)	(1.67)%	(1.67)%	(1.58)%	(0.58)%		(1.68)%
Portfolio turnover rate	47%	66%	94%	73%		41%

	Transamerica Science & Technology
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005		October 31, 2004
Net Asset Value
Beginning of year	$5.39	$3.73	$3.67	$3.67		$3.51

Investment Operations
Net investment loss(a)	(0.07)	(0.07)	(0.06)	(0.02)		(0.07)
Net realized and unrealized gain (loss) on investments	(2.46)	1.73	0.18	0.02		0.23
Total from investment operations	(2.53)	1.66	0.12	—		0.16

Distributions
Net realized gains on investments	(0.18)	—	(0.06)	—		—
Total distributions	(0.18)	—	(0.06)	—		—

Net Asset Value
End of year	$2.68	$5.39	$3.73	$3.67		$3.67

Total Return(b)	(48.46)%	44.50%	3.11%	—	(e)%	4.56%

Net Assets End of Year	$1,417	$2,799	$2,045	$2,779		$4,089

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.18%	2.18%	2.18%	2.20%		2.20%
Before reimbursement/fee waiver	2.31%	2.36%	2.35%	2.65%		2.60%
Net investment loss, to average net assets(c)	(1.67)%	(1.63)%	(1.57)%	(0.51)%		(1.94)%
Portfolio turnover rate	47%	66%	94%	73%		41%

The notes to the financial statements are an integral part of this report.

101

	Transamerica Science & Technology
	Class I
	October 31, 2008		October 31, 2007		October 31, 2006(f)
Net Asset Value
Beginning of year	$5.74		$3.93		$3.98

Investment Operations
Net investment loss(a)	(0.02)		(0.02)		(0.01)
Net realized and unrealized gain (loss) on investments	(2.65)		1.83		0.02
Total from investment operations	(2.67)		1.81		0.01

Distributions
Net realized gains on investments	(0.18)		—		(0.06)
Total distributions	(0.18)		—		(0.06)

Net Asset Value
End of year	$2.89		$5.74		$3.93

Total Return(b)	(47.93)%		46.06%		0.12	%(g)

Net Assets End of Year	$46,222		$84,206		$57,642

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.91%		0.92%		0.92	%(h)
Before reimbursement/fee waiver	0.91%		0.92%		0.92	%(h)
Net investment loss, to average net assets(c)	(0.41)%		(0.41)%		(0.35	)%(h)
Portfolio turnover rate	47%		66%		94	%(g)

	Transamerica Short-Term Bond
	Class A		Class C
	October 31, 2008(k)		October 31, 2008(k)
Net Asset Value
Beginning of year	$10.00		$10.00

Investment Operations
Net investment income(a)	0.38		0.32
Net realized and unrealized loss on investments	(0.54)		(0.55)
Total from investment operations	(0.16)		(0.23)

Distributions
Net investment income	(0.40)		(0.35)
Total distributions	(0.40)		(0.35)

Net Asset Value
End of year	$9.44		$9.42

Total Return(b)	(1.70	)%(g)	(2.43	)%(g)

Net Assets End of Year	$5,663		$7,263

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.11	%(h)	1.76	%(h)
Before reimbursement/fee waiver	1.11	%(h)	1.76	%(h)
Net investment income, to average net assets(c)	3.92	%(h)	3.28	%(h)
Portfolio turnover rate	67	%(g)	67	%(g)

The notes to the financial statements are an integral part of this report.

102

	Transamerica Short-Term Bond
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005(j)
Net Asset Value
Beginning of year	$9.82	$9.84	$9.79	$10.00

Investment Operations
Net investment income(a)	0.43	0.47	0.40	0.28
Net realized and unrealized gain (loss) on investments	(0.54)	(0.04)	0.05	(0.22)
Total from investment operations	(0.11)	0.43	0.45	0.06

Distributions
Net investment income	(0.43)	(0.45)	(0.40)	(0.27)
Total distributions	(0.43)	(0.45)	(0.40)	(0.27)

Net Asset Value
End of year	$9.28	$9.82	$9.84	$9.79

Total Return(b)	(1.22)%	4.45%	4.72%	0.49	%(g)

Net Assets End of Year	$492,333	$563,889	$379,442	$174,302

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.68%	0.67%	0.70%	0.71	%(h)
Before reimbursement/fee waiver	0.68%	0.67%	0.70%	0.71	%(h)
Net investment income, to average net assets(c)	4.38%	4.81%	4.10%	2.92	%(h)
Portfolio turnover rate	67%	117%	100%	153	%(g)

	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$23.78	$17.78	$16.69	$14.32	$12.94

Investment Operations
Net investment income(a)	0.21	0.14	0.28	0.03	0.04
Net realized and unrealized gain (loss) on investments	(8.64)	6.30	1.96	2.85	2.56
Total from investment operations	(8.43)	6.44	2.24	2.88	2.60

Distributions
Net investment income	(0.16)	(0.13)	(0.03)	(0.09)	—
Net realized gains on investments	(2.49)	(0.31)	(1.12)	(0.42)	(1.22)
Total distributions	(2.65)	(0.44)	(1.15)	(0.51)	(1.22)

Net Asset Value
End of year	$12.70	$23.78	$17.78	$16.69	$14.32

Total Return(b)	(39.47)%	36.99%	13.97%	20.41%	20.61%

Net Assets End of Year	$199,210	$96,667	$47,014	$386,346	$334,763

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.41%	1.41%	1.39%	1.24%	1.32%
Before reimbursement/fee waiver	1.41%	1.41%	1.39%	1.24%	1.32%
Net investment income, to average net assets(c)	1.18%	0.71%	1.61%	0.20%	0.31%
Portfolio turnover rate	48%	22%	21%	42%	81%

The notes to the financial statements are an integral part of this report.

103

	Transamerica Small/Mid Cap Value
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$22.89	$17.12	$16.21	$13.97	$12.73

Investment Operations
Net investment income (loss)(a)	0.06	0.02	(0.01)	(0.11)	(0.06)
Net realized and unrealized gain (loss) on investments	(8.27)	6.06	2.07	2.77	2.52
Total from investment operations	(8.21)	6.08	2.06	2.66	2.46

Distributions
Net investment income	—	—	(0.03)	—	—
Net realized gains on investments	(2.49)	(0.31)	(1.12)	(0.42)	(1.22)
Total distributions	(2.49)	(0.31)	(1.15)	(0.42)	(1.22)

Net Asset Value
End of year	$12.19	$22.89	$17.12	$16.21	$13.97

Total Return(b)	(39.85)%	36.09%	13.21%	19.30%	19.85%

Net Assets End of Year	$31,716	$53,285	$47,007	$46,410	$40,477

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.07%	2.07%	2.10%	2.14%	1.97%
Before reimbursement/fee waiver	2.07%	2.07%	2.10%	2.14%	1.97%
Net investment income (loss), to average net assets(c)	0.34%	0.12%	(0.06)%	(0.70)%	(0.43)%
Portfolio turnover rate	48%	22%	21%	42%	81%

	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$22.81	$17.09	$16.18	$13.96	$12.73

Investment Operations
Net investment income (loss)(a)	0.09	0.02	—(d )	(0.12)	(0.01)
Net realized and unrealized gain (loss) on investments	(8.24)	6.05	2.06	2.77	2.46
Total from investment operations	(8.15)	6.07	2.06	2.65	2.45

Distributions
Net investment income	(0.07)	(0.04)	(0.03)	(0.01)	—
Net realized gains on investments	(2.49)	(0.31)	(1.12)	(0.42)	(1.22)
Total distributions	(2.56)	(0.35)	(1.15)	(0.43)	(1.22)

Net Asset Value
End of year	$12.10	$22.81	$17.09	$16.18	$13.96

Total Return(b)	(39.84)%	36.16%	13.23%	19.22%	19.78%

Net Assets End of Year	$95,729	$63,856	$29,105	$21,532	$19,678

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.04%	2.04%	2.08%	2.20%	2.07%
Before reimbursement/fee waiver	2.04%	2.04%	2.08%	2.20%	2.07%
Net investment income (loss), to average net assets(c)	0.52%	0.10%	(0.03)%	(0.76)%	(0.02)%
Portfolio turnover rate	48%	22%	21%	42%	81%

The notes to the financial statements are an integral part of this report.

104

	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006(f)
Net Asset Value
Beginning of year	$23.91	$17.87	$16.84

Investment Operations
Net investment income(a)	0.30	0.26	0.18
Net realized and unrealized gain (loss) on investments	(8.67)	6.32	1.97
Total from investment operations	(8.37)	6.58	2.15

Distributions
Net investment income	(0.24)	(0.23)	—
Net realized gains on investments	(2.49)	(0.31)	(1.12)
Total distributions	(2.73)	(0.54)	(1.12)

Net Asset Value
End of year	$12.81	$23.91	$17.87

Total Return(b)	(39.11)%	37.78%	13.30	%(g)

Net Assets End of Year	$214,351	$487,605	$478,728

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.85%	0.85%	0.86	%(h)
Before reimbursement/fee waiver	0.85%	0.85%	0.86	%(h)
Net investment income, to average net assets(c)	1.58%	1.30%	1.05	%(h)
Portfolio turnover rate	48%	22%	21	%(g)

	Transamerica Templeton Global
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$35.83	$29.28	$24.68	$22.57	$21.41

Investment Operations
Net investment income (loss)(a)	0.33	0.19	0.15	0.21	(0.07)
Net realized and unrealized gain (loss) on investments	(16.19)	6.70	4.45	2.14	1.23
Total from investment operations	(15.86)	6.89	4.60	2.35	1.16

Distributions
Net investment income	(0.34)	(0.34)	— (d)	(0.24)	—
Total distributions	(0.34)	(0.34)	— (d)	(0.24)	—

Net Asset Value
End of year	$19.63	$35.83	$29.28	$24.68	$22.57

Total Return(b)	(44.68)%	23.74%	18.65%	10.41%	5.41%

Net Assets End of Year	$73,721	$118,738	$117,367	$385,504	$226,517

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.55%	1.55%	1.55%	1.42%	1.85%
Before reimbursement/fee waiver	1.61%	1.63%	1.62%	1.42%	1.85%
Net investment income (loss), to average net assets(c)	1.13%	0.59%	0.55%	0.85%	(0.31)%
Portfolio turnover rate	28%	30%	55%	79%	140%

The notes to the financial statements are an integral part of this report.

105

	Transamerica Templeton Global
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$33.52	$27.40	$23.24	$21.23	$20.25

Investment Operations
Net investment income (loss)(a)	0.08	(0.02)	(0.01)	0.02	(0.20)
Net realized and unrealized gain (loss) on investments	(15.14)	6.28	4.17	1.99	1.18
Total from investment operations	(15.06)	6.26	4.16	2.01	0.98

Distributions
Net investment income	(0.05)	(0.14)	—	— (d)	—
Total distributions	(0.05)	(0.14)	—	— (d)	—

Net Asset Value
End of year	$18.41	$33.52	$27.40	$23.24	$21.23

Total Return(b)	(44.99)%	22.94%	17.90%	9.48%	4.83%

Net Assets End of Year	$10,746	$63,876	$75,711	$90,877	$117,409

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.20%	2.20%	2.20%	2.20%	2.49%
Before reimbursement/fee waiver	2.44%	2.39%	2.42%	2.41%	2.49%
Net investment income (loss), to average net assets(c)	0.29%	(0.07)%	(0.05)%	0.07%	(0.93)%
Portfolio turnover rate	28%	30%	55%	79%	140%

	Transamerica Templeton Global
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$33.47	$27.37	$23.21	$21.21	$20.25

Investment Operations
Net investment income (loss)(a)	0.12	(0.02)	(0.01)	0.02	(0.15)
Net realized and unrealized gain (loss) on investments	(15.10)	6.27	4.17	1.99	1.11
Total from investment operations	(14.98)	6.25	4.16	2.01	0.96

Distributions
Net investment income	(0.22)	(0.15)	—	(0.01)	—
Total distributions	(0.22)	(0.15)	—	(0.01)	—

Net Asset Value
End of year	$18.27	$33.47	$27.37	$23.21	$21.21

Total Return(b)	(45.05)%	22.95%	17.87%	9.52%	4.74%

Net Assets End of Year	$14,286	$31,506	$32,341	$36,938	$48,378

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.20%	2.20%	2.20%	2.20%	2.18%
Before reimbursement/fee waiver	2.26%	2.31%	2.35%	2.38%	2.18%
Net investment income (loss), to average net assets(c)	0.43%	(0.07)%	(0.05)%	0.07%	(0.72)%
Portfolio turnover rate	28%	30%	55%	79%	140%

The notes to the financial statements are an integral part of this report.

106

	Transamerica Value Balanced
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$14.38	$13.30	$11.95	$12.11	$11.49

Investment Operations
Net investment income(a)	0.30	0.28	0.23	0.24	0.18
Net realized and unrealized gain (loss) on investments	(4.74)	1.41	1.54	0.69	0.61
Total from investment operations	(4.44)	1.69	1.77	0.93	0.79

Distributions
Net investment income	(0.31)	(0.23)	(0.24)	(0.25)	(0.17)
Net realized gains on investments	(0.72)	(0.38)	(0.18)	(0.84)	—
Total distributions	(1.03)	(0.61)	(0.42)	(1.09)	(0.17)

Net Asset Value
End of year	$8.91	$14.38	$13.30	$11.95	$12.11

Total Return(b)	(32.94)%	13.11%	15.09%	7.79%	6.99%

Net Assets End of Year	$18,666	$32,485	$32,666	$32,934	$37,393

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.55%	1.55%	1.55%	1.55%	1.55%
Before reimbursement/fee waiver	1.56%	1.58%	1.63%	1.59%	1.63%
Net investment income, to average net assets(c)	2.51%	2.06%	1.84%	2.03%	1.50%
Portfolio turnover rate	50%	42%	42%	57%	122%

	Transamerica Value Balanced
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$14.32	$13.25	$11.91	$12.07	$11.46

Investment Operations
Net investment income(a)	0.22	0.19	0.15	0.17	0.10
Net realized and unrealized gain (loss) on investments	(4.72)	1.41	1.53	0.68	0.61
Total from investment operations	(4.50)	1.60	1.68	0.85	0.71

Distributions
Net investment income	(0.22)	(0.15)	(0.16)	(0.17)	(0.10)
Net realized gains on investments	(0.72)	(0.38)	(0.18)	(0.84)	—
Total distributions	(0.94)	(0.53)	(0.34)	(1.01)	(0.10)

Net Asset Value
End of year	$8.88	$14.32	$13.25	$11.91	$12.07

Total Return(b)	(33.37)%	12.40%	14.28%	7.13%	6.23%

Net Assets End of Year	$6,414	$17,508	$20,405	$24,072	$29,409

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.20%	2.20%	2.20%	2.20%	2.20%
Before reimbursement/fee waiver	2.30%	2.27%	2.28%	2.27%	2.30%
Net investment income, to average net assets(c)	1.83%	1.43%	1.20%	1.39%	0.81%
Portfolio turnover rate	50%	42%	42%	57%	122%

The notes to the financial statements are an integral part of this report.

107

	Transamerica Value Balanced
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$14.31	$13.25	$11.91	$12.07	$11.46

Investment Operations
Net investment income(a)	0.22	0.19	0.15	0.17	0.11
Net realized and unrealized gain (loss) on investments	(4.72)	1.41	1.53	0.69	0.60
Total from investment operations	(4.50)	1.60	1.68	0.86	0.71

Distributions
Net investment income	(0.22)	(0.16)	(0.16)	(0.18)	(0.10)
Net realized gains on investments	(0.72)	(0.38)	(0.18)	(0.84)	—
Total distributions	(0.94)	(0.54)	(0.34)	(1.02)	(0.10)

Net Asset Value
End of year	$8.87	$14.31	$13.25	$11.91	$12.07

Total Return(b)	(33.33)%	12.40%	14.33%	7.18%	6.31%

Net Assets End of Year	$5,833	$11,674	$11,316	$11,926	$14,285

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	2.13%	2.17%	2.20%	2.16%	2.20%
Before reimbursement/fee waiver	2.13%	2.17%	2.20%	2.16%	2.39%
Net investment income, to average net assets(c)	1.92%	1.44%	1.19%	1.43%	0.78%
Portfolio turnover rate	50%	42%	42%	57%	122%

(a)          Calculation is based on average number of shares outstanding.

(b)         Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(c)          Includes Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, Class C, and Class T, respectively.

(d)         Rounds to less than $(0.01) or $0.01.

(e)          Rounds to less than (0.01%) or 0.01%.

(f)            Commenced operations November 15, 2005.

(g)         Not annualized.

(h)         Annualized.

(i)             Commenced operations October 27, 2006.

(j)             Commenced operations November 8, 2004.

(k)          Commenced operations November 1, 2007.

The notes to the financial statements are an integral part of this report.

108

NOTES TO FINANCIAL STATEMENTS

At October 31, 2008

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Legg Mason Partners All Cap, Transamerica Money Market, Transamerica Science & Technology, Transamerica Short-Term Bond, Transamerica Small/Mid Cap Value, Transamerica Templeton Global and Transamerica Value Balanced (each, a “Fund”; collectively, the “Funds”) are part of Transamerica Funds.

Effective March 1, 2008, Transamerica IDEX Mutual Funds changed its name to Transamerica Funds. Also effective on March 1, 2008, “TA IDEX” was removed from the beginning of each Fund name and replaced with “Transamerica”.

Transamerica Legg Mason Partners All Cap and Transamerica Science & Technology are “non-diversified” under the 1940 Act.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds.

In preparing the Funds’ financial statements in accordance with accounting  principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Multiple class operations, income and expenses:  The Funds, except Transamerica Legg Mason Partners All Cap, Transamerica Short-Term Bond, Transamerica Equity and Transamerica Templeton Global, currently have four classes of shares, Class A, Class B, Class C, and Class I. Transamerica Balanced, Transamerica Legg Mason Partners All Cap and Transamerica Templeton Global currently have three classes of shares; Class A, Class B, and Class C. Transamerica Equity currently has five classes of shares, Class A, Class B, Class C, Class I and Class T.  Effective November 1, 2007, in addition to Class I, Transamerica Short-Term Bond also offers Class A and Class C shares. Effective March 1, 2008, Class I of Transamerica Templeton Global was liguidated. Class T shares are not available to new investors. Each of the above classes has a public offering price that reflects different sales charges, if any, and expense levels. Class I shares are currently available for investment primarily to certain affiliated asset allocation funds.

Class I shares may also be made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and eligible retirement plans whose record keepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Funds’ investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Funds’ net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Funds may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

109

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

In September 2006, the Financial Accounting Standards Board (“FASB”) issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted.

As of October 31, 2008, Management does not expect the adoption of FAS 157 to impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements: The Funds are authorized to enter into repurchase agreements. The Funds, through their custodian, State Street Bank & Trust Company (“State Street”), receive delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 102% of the resale price. The Funds will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.

Recaptured comissions during the year ended October 31, 2008 are included in net realized gains on the Statements of Operations and are summarized as follows:

Fund	Commissions
Transamerica Balanced	$5
Transamerica Equity	61
Transamerica Growth Opportunities	18
Transamerica Legg Mason Partners All Cap	10
Transamerica Science & Technology	4
Transamerica Templeton Global	6

Securities Lending: The Funds may lend securities to qualified borrowers, with State Street acting as the Funds’ lending agent. The Funds earn negotiated lenders’ fees. The Funds receive cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio. The Funds monitor the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. The value of loaned securities and related collateral outstanding at October 31, 2008 is shown in the Schedule of Investments and also in the Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by State Street.

Real Estate Investment Trusts (“REITs”):  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since some of the Funds invest primarily in real estate securities, the net asset value per share may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at managements’ estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis.

Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

110

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward currency contracts at October 31, 2008 are listed in the Schedules of Investments.

Futures contracts: The Funds may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of open futures contracts at October 31, 2008 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities. Variation margin represents the additional payment due or excess deposits made in order to maintain the equity account at the required margin level.

Option contracts: The Funds may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market; and inability of the counterparty to meet the contracts terms. When the Funds write covered call or put options, an amount equal to the premium received by the Funds are included in the Funds’ Statements of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

Transactions in written options were as follows:

Transamerica Value Balanced	Premium	Contracts
Balance at October 31, 2007	$418	3,253
Sales	51	533
Closing Buys	(413)	(3,268)
Expirations	(51)	(473)
Exercised	(5)	(45)
Balance at October 31, 2008	$—	—

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2008, the Funds received redemption fees which are disclosed in the Funds’ Statements of Changes in Net Assets.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations.

Temporary Guarantee Program: The Transamerica Money Market has enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Program”). Under the Program, the U.S. Treasury guarantees the $1.00 dollar per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee. If a Fund shareholder closes his or her Fund account, any future investment in the Fund will not be guaranteed.

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial period of the Program covered a three month period from September 19, 2008 to December 18, 2008. On November 24, 2008, the Treasury Department announced an extension of the Program from December 19, 2008 through April 30, 2009 (the “Program Extension Period”). On December 5, 2008, the Board of Trustees of the Fund elected to participate in the Program Extension Period. The Program may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Program, the Board will consider whether to continue to participate. The Fund has paid to the Treasury a fee of 0.01% of its net assets as of September 19, 2008 to participate in the initial three month period of the Program and a fee of 0.015% of its net assets as of September 19, 2008 to participate in the Program Extension Period.

111

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

These expenses are borne by the Fund without regard to any expense limitation agreement in effect for the Fund. Participation in any extension of the Program would require payment of an additional fee, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any extension of the Program.

NOTE 2.   RELATED PARTY TRANSACTIONS

TAM is the Funds’ investment adviser. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc. Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON NV, a Netherlands corporation.

Certain officers and trustees of the Funds are also officers and/or directors of TAM, TFS, and TCI.

The following schedule reflects the percentage of the Funds’ assets owned by affiliated investment companies at October 31, 2008:

Transamerica Convertible Securities	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$17,546	15.61%
Transamerica Asset Allocation-Moderate Portfolio	36,033	32.05
Transamerica Asset Allocation-Moderate Growth Portfolio	37,175	33.07
Total	$90,754	80.73%

Transamerica Equity	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$38,924	3.90%
Transamerica Asset Allocation-Growth Portfolio	156,502	15.68
Transamerica Asset Allocation-Moderate Portfolio	102,732	10.30
Transamerica Asset Allocation-Moderate Growth Portfolio	199,564	20.00
Total	$497,722	49.88%

Transamerica Flexible Income	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$10,154	6.51%
Transamerica Asset Allocation-Moderate Portfolio	17,390	11.14
Transamerica Asset Allocation-Moderate Growth Portfolio	36,341	23.29
Transamerica Asset Allocation-Conservative VP	8,700	5.57
Transamerica Asset Allocation-Moderate Growth VP	28,986	18.57
Transamerica Asset Allocation-Moderate VP	26,051	16.69
Total	$127,622	81.77%

Transamerica Growth Opportunities	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$3,416	2.15%
Transamerica Asset Allocation-Growth Portfolio	28,177	17.73
Transamerica Asset Allocation-Moderate Portfolio	12,752	8.03
Transamerica Asset Allocation-Moderate Growth Portfolio	41,444	26.09
Total	$85,789	54.00%

Transamerica High Yield Bond	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$54,271	11.85%
Transamerica Asset Allocation-Moderate Portfolio	82,868	18.09
Transamerica Asset Allocation-Moderate Growth Portfolio	99,466	21.72
Transamerica Asset Allocation-Conservative VP	38,905	8.50
Transamerica Asset Allocation-Moderate Growth VP	66,156	14.45
Transamerica Asset Allocation-Moderate VP	73,511	16.05
Total	$415,177	90.66%

Transamerica Money Market	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$9,000	3.31%
Transamerica Asset Allocation-Growth Portfolio	2,868	1.06
Transamerica Asset Allocation-Moderate Portfolio	2,425	0.89
Transamerica Asset Allocation-Moderate Growth Portfolio	2,614	0.96
Transamerica Multi-Manager Alternative Strategies Portfolio	12,159	4.47
Total	$29,066	10.69%

Transamerica Science & Technology	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$2,610	4.88%
Transamerica Asset Allocation-Growth Portfolio	12,377	23.13
Transamerica Asset Allocation-Moderate Portfolio	8,601	16.07
Transamerica Asset Allocation-Moderate Growth Portfolio	22,347	41.76
Total	$45,935	85.84%

Transamerica Short-Term Bond	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$49,722	9.84%
Transamerica Asset Allocation-Moderate Portfolio	81,857	16.20
Transamerica Asset Allocation-Moderate Growth Portfolio	85,649	16.95
Transamerica Asset Allocation-Conservative VP	56,316	11.15
Transamerica Asset Allocation-Moderate Growth VP	105,209	20.82
Transamerica Asset Allocation-Moderate VP	103,382	20.46
Transamerica International Moderate Growth VP	6,649	1.32
Total	$488,784	96.74%

Transamerica Small/Mid Cap Value	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$8,376	1.55%
Transamerica Asset Allocation-Growth Portfolio	67,181	12.42
Transamerica Asset Allocation-Moderate Portfolio	65,374	12.08
Transamerica Asset Allocation-Moderate Growth Portfolio	62,756	11.60
Total	$203,687	37.65%

112

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. (continued)

Investment advisory fees:  The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica Balanced
First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1.5 billion	0.70%
Over $1.5 billion	0.625%

Transamerica Convertible Securities
First $250 million	0.75%
Over $250 million	0.70%

Transamerica Equity
First $500 million	0.75%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%

Transamerica Flexible Income
First $250 million	0.725%
Over $250 million up to $350 million	0.675%
Over $350 million	0.625%

Transamerica Growth Opportunities
First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million	0.70%

Transamerica High Yield Bond
First $400 million	0.59%
Over $400 million up to $750 million	0.575%
Over $750 million	0.55%

Transamerica Legg Mason Partners All Cap
First $500 million	0.80%
Over $500 million	0.675%

Transamerica Money Market
Average daily net assets	0.40%

Transamerica Science & Technology
First $500 million	0.78%
Over $500 million	0.70%

Transamerica Short-Term Bond
First $250 million	0.65%
Over $250 million up to $500 million	0.60%
Over $500 million up to $1 billion	0.575%
Over $1 billion	0.55%

Transamerica Small/Mid Cap Value
First $500 million	0.80%
Over $500 million	0.75%

Transamerica Templeton Global
First $500 million	0.80%
Over $500 million	0.70%

Transamerica Value Balanced
First $500 million	0.75%
Over $500 million up to $1 billion	0.65%
Over $1 billion	0.60%

TAM has contractually agreed to waive its advisory fee and will reimburse the Funds to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

Fund	Expense Limit
Transamerica Balanced	1.45%
Transamerica Convertible Securities	1.35
Transamerica Equity*	1.17
Transamerica Flexible Income	1.50
Transamerica Growth Opportunities*	1.40
Transamerica High Yield Bond*	1.24
Transamerica Legg Mason Partners All Cap*	1.20
Transamerica Money Market	0.48
Transamerica Science & Technology	1.18
Transamerica Short-Term Bond	0.85
Transamerica Small/Mid Cap Value	1.40
Transamerica Templeton Global	1.20
Transamerica Value Balanced*	1.20

* The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Funds may be required to pay the adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured at October 31, 2008.

The following amounts were available for recapture at October 31, 2008:

Transamerica Equity	Reimbursement of Class Expenses	Available for Recapture Through

Fiscal Year 2008:		10/31/2011
Class B	$54

Transamerica Growth Opportunities	Reimbursement of Class Expenses	Available for Recapture Through

Fiscal Year 2008:		10/31/2011
Class A	$31
Class B	27

Transamerica Legg Mason Partners All Cap	Reimbursement of Class Expenses	Available for Recapture Through

Fiscal Year 2008:		10/31/2011
Class A	$17
Class B	24

Transamerica Money Market	Reimbursement of Class Expenses	Available for Recapture Through

Fiscal Year 2008:		10/31/2011
Class A	$276
Class B	71
Class C	62
Class I	2

Fiscal Year 2007:		10/31/2010
Class A	321
Class B	88
Class C	45
Class I	18

Fiscal Year 2006:		10/31/2009
Class A	290
Class B	81
Class C	47

113

NOTES TO FINANCIAL STATEMENTS (Continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. (continued)

Transamerica Science & Technology	Reimbursement of Class Expenses	Available for Recapture Through

Fiscal Year 2008:		10/31/2011
Class A	$11
Class B	12
Class C	3

Fiscal Year 2007:		10/31/2010
Class A	13
Class B	14
Class C	4

Fiscal Year 2006:		10/31/2009
Class A	12
Class B	19
Class C	4

Transamerica Templeton Global	Reimbursement of Class Expenses	Available for Recapture Through

Fiscal Year 2008:		10/31/2011
Class A	$66
Class B	82
Class C	14

Fiscal Year 2007:		10/31/2010
Class A	94
Class B	131
Class C	35

Fiscal Year 2006:		10/31/2009
Class A	97
Class B	184
Class C	53

Transamerica Value Balanced	Reimbursement of Class Expenses	Available for Recapture Through

Fiscal Year 2008:		10/31/2011
Class A	$3
Class B	11

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The Funds are authorized under the 12b-1 plans to pay fees on each class up to the following limits: 0.35% for Class A, 1.00% for Class B, and 1.00% for Class C. 12b-1 fees are not applicable for Class I and Class T.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Class B, Class C, and certain Class A share redemptions. For the year ended October 31, 2008, the underwriter commissions were as follows:

Transamerica Balanced
Received by Underwriter	$65
Retained by Underwriter	10
Contingent Deferred Sales Charge	49

Transamerica Convertible Securities
Received by Underwriter	$68
Retained by Underwriter	12
Contingent Deferred Sales Charge	14

Transamerica Equity
Received by Underwriter	$408
Retained by Underwriter	62
Contingent Deferred Sales Charge	105

Transamerica Flexible Income
Received by Underwriter	$36
Retained by Underwriter	7
Contingent Deferred Sales Charge	24

Transamerica Growth Opportunities
Received by Underwriter	$76
Retained by Underwriter	12
Contingent Deferred Sales Charge	30

Transamerica High Yield Bond
Received by Underwriter	$88
Retained by Underwriter	18
Contingent Deferred Sales Charge	31

Transamerica Legg Mason Partners All Cap
Received by Underwriter	$42
Retained by Underwriter	6
Contingent Deferred Sales Charge	72

Transamerica Money Market
Received by Underwriter*	$—
Retained by Underwriter*	—
Contingent Deferred Sales Charge	141

Transamerica Science & Technology
Received by Underwriter	$26
Retained by Underwriter	4
Contingent Deferred Sales Charge	3

Transamerica Short-Term Bond
Received by Underwriter	$33
Retained by Underwriter	6
Contingent Deferred Sales Charge	1

Transamerica Small/Mid Cap Value
Received by Underwriter	$1,099
Retained by Underwriter	165
Contingent Deferred Sales Charge	136

Transamerica Templeton Global
Received by Underwriter	$68
Retained by Underwriter	11
Contingent Deferred Sales Charge	22

Transamerica Value Balanced
Received by Underwriter	$21
Retained by Underwriter	3
Contingent Deferred Sales Charge	12

*                 Rounds to less than $1.

Administrative services: The Funds have entered into agreements with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Funds pay TFS an annual per-account charge for each open and closed account. The Funds paid TFS the following for the year ended October 31, 2008:

Fund	Fees
Transamerica Balanced	$403
Transamerica Convertible Securities	34
Transamerica Equity	2,188
Transamerica Flexible Income	92
Transamerica Growth Opportunities	651
Transamerica High Yield Bond	98
Transamerica Legg Mason Partners All Cap	409
Transamerica Money Market	365
Transamerica Science & Technology	57
Transamerica Short-Term Bond	2
Transamerica Small/Mid Cap Value	619
Transamerica Templeton Global	685
Transamerica Value Balanced	140

114

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. (continued)

Brokerage commissions: There were no brokerage commissions incurred on security transactions placed with affiliates of the advisers for the year ended October 31, 2008.

Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by Transamerica Funds. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, including the Funds, or investment options under Transamerica Partners Institutional Funds Group or Transamerica Institutional Asset Allocation Funds, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica Funds. The pro rata liability to the Funds of all deferred fees in the Plan as of October 31, 2008, amounted to the following:

Fund	Deferred Fees
Transamerica Balanced	$5
Transamerica Convertible Securities	5
Transamerica Equity	51
Transamerica Flexible Income	12
Transamerica Growth Opportunities	9
Transamerica High Yield Bond	15
Transamerica Legg Mason Partners All Cap	4
Transamerica Money Market	7
Transamerica Science & Technology	3
Transamerica Short-Term Bond	19
Transamerica Small/Mid Cap Value	24
Transamerica Templeton Global	6
Transamerica Value Balanced	2

Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica Funds upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica Funds on a pro rata basis allocable to each Transamerica Fund based on the relative assets of the Fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee’s current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

At October 31, 2008, the Funds’ liabilities related to the Emeritus Plan were as follows:

Fund	Emeritus Fees
Transamerica Balanced	$3
Transamerica Convertible Securities	3
Transamerica Equity	23
Transamerica Flexible Income	4
Transamerica Growth Opportunities	5
Transamerica High Yield Bond	5
Transamerica Legg Mason Partners All Cap	3
Transamerica Money Market	2
Transamerica Science & Technology	1
Transamerica Short-Term Bond	4
Transamerica Small/Mid Cap Value	7
Transamerica Templeton Global	4
Transamerica Value Balanced	1

Amounts deferred and accrued under the Emeritus Plan are unfunded and unsecured claims against the general assets of Transamerica Funds.

The Emeritus Plan was terminated effective October 30, 2007. Upon the termination, the Funds shall continue to pay any remaining benefits in accordance with the Plan, but no further compensation shall accrue under the Plan.

NOTE 3.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2008 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Fund	Long- term	U.S. Government	Long-term	U.S. Government
Transamerica Balanced	$55,746	$24,793	$86,280	$27,942
Transamerica Convertible Securities	131,498	—	135,746	—
Transamerica Equity	504,933	—	643,721	—
Transamerica Flexible Income	156,463	185,692	327,485	204,119
Transamerica Growth Opportunities	121,337	—	183,044	—
Transamerica High Yield Bond	392,081	—	167,966	—
Transamerica Legg Mason Partners All Cap	36,586	—	82,157	—
Transamerica Science &-Technology	38,728	—	40,590	—
Transamerica Short-Term Bond	265,480	101,901	469,988	4,984
Transamerica Small/Mid Cap Value	563,242	—	337,743	—
Transamerica Templeton Global	51,468	—	119,372	—
Transamerica Value Balanced	18,351	6,576	33,926	6,176

115

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 4.   FEDERAL INCOME TAX MATTERS

The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Management has evaluated the Funds’ tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Transamerica Convertible Securities	$—	$32	$(32)
Transamerica Equity	(192,099)	—	192,099
Transamerica Flexible Income	—	256	(256)
Transamerica Growth Opportunities	(57,454)	933	56,521
Transamerica High Yield Bond	—	34	(34)
Transamerica Science & Technology	(435)	434	1
Transamerica Small/Mid Cap Value	—	(610)	610
Transamerica Templeton Global	3	714	(717)
Transamerica Value Balanced	(39)	81	(42)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Fund	Capital Loss Carryforwards	Available Through
Transamerica Convertible Securities	$17,338	October 31, 2016
Transamerica Equity	308,384	October 31, 2009
Transamerica Equity	94,612	October 31, 2010
Transamerica Equity	52,413	October 31, 2016
Transamerica Flexible Income	890	October 31, 2013
Transamerica Flexible Income	5,058	October 31, 2014
Transamerica Flexible Income	6,946	October 31, 2015
Transamerica Flexible Income	34,692	October 31, 2016
Transamerica Growth Opportunities	99,199	October 31, 2009
Transamerica Growth Opportunities	4,618	October 31, 2010
Transamerica Growth Opportunities	7,437	October 31, 2011
Transamerica Growth Opportunities	20,381	October 31, 2016
Transamerica High Yield Bond	1,546	October 31, 2011
Transamerica High Yield Bond	9,181	October 31, 2016
Transamerica Legg Mason Partners All Cap	2,284	October 31, 2016
Transamerica Money Market	1	October 31, 2013
Transamerica Money Market	1	October 31, 2014
Transamerica Science & Technology	505	October 31, 2016
Transamerica Short-Term Bond	658	October 31, 2013
Transamerica Short-Term Bond	1,787	October 31, 2014
Transamerica Short-Term Bond	1,304	October 31, 2015
Transamerica Short-Term Bond	10,368	October 31, 2016
Transamerica Small/Mid Cap Value	99,045	October 31, 2016
Transamerica Templeton Global	33,614	October 31, 2009
Transamerica Templeton Global	205,203	October 31, 2010
Transamerica Templeton Global	57,944	October 31, 2011
Transamerica Value Balanced	3,722	October 31, 2016

Funds not listed in the above table did not have any capital loss carryforwards.

The capital loss carryforwards utilized or expired during the year ended October 31, 2008 was as follows:

Fund	Capital Loss Carryforwards Utilized/Expired During the Year Ended October 31, 2008
Transamerica Equity	$192,099
Transamerica Growth Opportunities	56,518
Transamerica Templeton Global	11,313

116

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 4. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2007 and 2008 was as follows:

	Distributions Paid From: 2007		Distributions Paid From: 2008
	Ordinary income	Long- term Capital Gain	Ordinary income	Long- term Capital Gain
Transamerica Balanced	$571	$—	$1,146	$4,811
Transamerica Convertible Securities	2,509	14,409	10,032	28,135
Transamerica Flexible Income	20,040	—	20,665	$—
Transamerica High Yield Bond	26,450	—	35,509	—
Transamerica Legg Mason Partners All Cap	390	29,704	440	14,797
Transamerica Money Market	7,678	—	4,684	—
Transamerica Science & Technology	—	—	—	3,111
Transamerica Short-Term Bond	22,977	—	25,117	—
Transamerica Small/Mid Cap Value	8,052	9,021	6,446	75,840
Transamerica Templeton Global	2,533	—	2,122	—
Transamerica Value Balanced	864	1,791	1,133	2,932

The tax basis components of distributable earnings as of October 31, 2008 are as follows:

Fund	Undistributed Ordinary income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Transamerica Balanced	$215	$6,058	$—	$(26)	$(18,094)
Transamerica Convertible Securities	520	—	(17,338)	—	(23,254)
Transamerica Equity	2,780	—	(455,409)	(411)	(224,269)
Transamerica Flexible Income	811	—	(47,586)	(6)	(31,638)
Transamerica Growth Opportunities	—	—	(131,635)	(17)	(32,033)
Transamerica High Yield Bond	3,083	—	(10,727)	(15)	(177,667)
Transamerica Legg Mason Partners All Cap	533	—	(2,284)	(7)	(10,758)
Transamerica Money Market	305	—	(2)	(220)	—
Transamerica Science & Technology	—	—	(505)	(1)	(15,090)
Transamerica Short-Term Bond	1,333	—	(14,117)	—	(20,790)
Transamerica Small/Mid Cap Value	7,852	—	(99,045)	(1)	(67,642)
Transamerica Templeton Global	545	—	(296,761)	(115)	(35,942)
Transamerica Value Balanced	$24	$—	$(3,722)	$(12)	$(1,077)

NOTE 5.   ACCOUNTING PRONOUNCEMENT

In March 2008, the FASB issued its new Standard No. 161, “Disclosure About Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

NOTE 6.   SUBSEQUENT EVENT

On November 24, 2008, the Treasury announced an extension of Treasury’s Temporary Guarantee Program for Money Market Funds until April 30, 2009 to support ongoing stability in the market. The Transamerica Money Market Fund elected to re-enroll in this Program.

117

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Legg Mason Partners All Cap, Transamerica Money Market, Transamerica Science & Technology, Transamerica Short-Term Bond, Transamerica Small/Mid Cap Value, Transamerica Templeton Global, and Transamerica Value Balanced:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Legg Mason Partners All Cap, Transamerica Money Market, Transamerica Science & Technology, Transamerica Short-Term Bond, Transamerica Small/Mid Cap Value, Transamerica Templeton Global, and Transamerica Value Balanced (individually a “Fund”, collectively the “Funds”) at October 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

December 29, 2008

118

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2008, the Funds designated the following as qualified dividend income:

Fund	Qualified Dividend Income
Transamerica Balanced	$1,146
Transamerica Convertible Securities	1,004
Transamerica Flexible Income	402
Transamerica Legg Mason Partners All Cap	440
Transamerica Small/Mid Cap Value	6,446
Transamerica Templeton Global	2,122
Transamerica Value Balanced	930

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Fund	Dividend Received Deduction Percentage
Transamerica Balanced	100.00%
Transamerica Convertible Securities	10.14%
Transamerica Flexible Income	1.56%
Transamerica Legg Mason Partners All Cap	100.00%
Transamerica Small/Mid Cap Value	100.00%
Transamerica Templeton Global	18.95%
Transamerica Value Balanced	85.38%

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2008 were as follows:

Fund	Long-Term Capital Designation
Transamerica Balanced	$4,811
Transamerica Convertible Securities	28,135
Transamerica Legg Mason Partners All Cap	14,798
Transamerica Science & Technology	3,111
Transamerica Small/Mid Cap Value	75,840
Transamerica Value Balanced	2,932

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

119

TRANSAMERICA FUNDS

Management of the Funds

The Board Members and executive officers of the Trust are listed below. The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of the Trust by its officers. The Board also reviews the management of each Fund’s assets by the investment adviser and its respective sub-adviser. The Funds are among the funds advised and sponsored by TAM (collectively, the “Transamerica Asset Management Group, Inc.”). The Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”).

The mailing address of each Board Member is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	2006 - present

Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), TII; Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST; Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS; President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2000 – present), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM; President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2001 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 –present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and TIM (2001 – 2005).

				176	N/A

120

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (DOB: 6/13/52)	Board Member	2008 - present	Retired, KPMG (1999 – present); and Board Member, TII (2003 – present), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (March 2008 – present).	176	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (DOB: 3/27/56)	Board Member	2002 - present

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); TII (February 2008 – present); Owner and President, Prestige Automotive Group (2001 – 2005); President, L. J. Hill & Company (1999 – present); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				176	N/A

Neal M. Jewell (DOB: 2/12/35)	Lead Independent Board Member	2007 - present	Retired (2004 – present); Lead Independent Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Lead Independent Board Member, Transamerica Funds, TST and TIS (2007 – present); Lead Independent Board Member, TII (February 2008 – present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 – 2004).	176	N/A

Russell A. Kimball, Jr. (DOB: 8/17/44)	Board Member	2002 - present	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds and TIS (2002 – present); TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (February 2008 – present).	176	N/A

121

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

Eugene M. Mannella (DOB: 2/1/54)	Board Member	2007 - present	Chief Executive Officer, Hedge Fund Services, LLC (hedge fund administration) (January 2008 – present); Self-employed consultant (2006 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1994 – present); Board Member, Transamerica Funds, TIS and TST (2007 – present); Board Member, TII (February 2008 – present); and President, International Fund Services (alternative asset administration) (1993 – 2005).	176	N/A

Norm R. Nielsen (DOB: 5/11/39)	Board Member	2006 - present	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (February 2008 – present); Director, Iowa City Area Development (1996 – 2004); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1987 – 1988); and President, Kirkwood Community College (1979 – 2005).	176	Buena Vista University Board of Trustees (2004 - present)

Joyce Galpern Norden (DOB: 6/1/39)	Board Member	2007 - present	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (February 2008 – present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	176	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (DOB: 7/1/50)	Board Member	2007 - present	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 – present); Board Member, Transamerica Funds and TST (2007 – present); Board Member, TIS (2007 – present); Board Member, TII (2008 – present); and Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present).	176	N/A

122

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

John W. Waechter (DOB: 2/25/52)	Board Member	2005 - present	Attorney, Englander & Fischer, P.A. (March 2008 – present); Retired (2004 – March 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (February 2008 – present); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	176	N/A

*                 Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**          May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***   Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

123

OFFICERS

The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	2006 - present	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	2006 - present

Vice President, General Counsel and Secretary, TII, Transamerica Funds, TST and TIS (2006 – present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 – present); Assistant Vice President, TCI (2007 – present); and Director, Deutsche Asset Management (1998 – 2006).

Joseph P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	2007 - present

Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST, TIS and TII (2007 – present); Vice President (2007 – present), Treasurer and Principal Financial Officer (2001 – present), TPP, TPFG, TPFG II and TAAVF; Senior Vice President, TAM and TFS (2007 – present); Senior Vice President (January 2008 – present), Vice President (2001 – January 2008); Diversified Investment Advisors, Inc. (“DIA”); Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 – present); Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 – present); and Treasurer, Diversified Actuarial Services, Inc. (December 2002 – present).

Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	2005 - present

Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII; Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM; Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

124

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Rick B. Resnik (DOB: 1/24/67)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	2008 - present

Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (1998 – present); Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (January 2008 – present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (June 2008 – present); Senior Vice President and Chief Compliance Officer, TAM (January 2008 – present); Senior Vice President, TFS (January 2008 – present); Director (2000 – present), Vice President and Chief Compliance Officer (1997 – present), DISC; and Assistant Vice President, TFLIC (1999 – present).

Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	2005 - present

Assistant Treasurer (2007 – present), Assistant Vice President (2005 – 2007), Transamerica Funds, TST, TIS and TII; Assistant Treasurer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director of Financial Reporting (2007 – present); Assistant Vice President (2005 – 2007), TAM and TFS; and Assistant Vice President, JPMorgan Chase & Co. (1999 – 2005).

Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	2007 - present	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Vice President, DIA (1998 – present).

Richard E. Shield, Jr. (DOB: 1/3/74)	Tax Officer	2008 - present

Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (June 2008 – present); Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006); Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

*   Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Funds’ website at www.transamericafunds.com.

125

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolios holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

126

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Closed Funds

Annual Report

October 31, 2008

www.transamericafunds.com

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  Both equity and fixed-income markets have experienced extreme volatility and accelerating downward pricing pressure over the past twelve months as a credit crisis has had profound effects on the financial markets and has spilled over into the global economy. Oil prices rose dramatically throughout the first seven months of 2008 and have fallen precipitously since then as the global economy has struggled and demand has declined. The Federal Reserve has lowered the federal funds rate during the past twelve months from 4.25% in November 2007 to 1.00% at the end of October 2008 as it has sought to provide liquidity in a difficult market environment. The Treasury department has also been taking an active role in an effort to stabilize the markets, including the initiation of the Temporary Guarantee Program for Money Market Funds and the Troubled Assets Relief Program (TARP). The job market continues to struggle, as non-farm payrolls have weakened and the unemployment rate has risen to over 6%. In this environment, investors have flocked to money market instruments and Treasuries in a flight to quality. Many funds have struggled to produce positive returns. For the twelve months ending October 31, 2008, the Dow Jones Industrial Average returned -31.24%, the Standard & Poor’s 500 Index returned -36.10%, and the Barclays Capital US Aggregate Bond Index returned 0.30%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples, CFA
President & Chief Executive Officer	Vice President & Chief Investment Officer
Transamerica Funds	Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Transamerica American Century Large Company Value

(unaudited)

MARKET ENVIRONMENT

Market conditions hampered the Fund’s performance on both an absolute and relative basis. Few investors anticipated the scope of the credit crunch, which blossomed into a full-blown financial crisis. The U.S. government and the Federal Reserve Board (“Fed”) took extraordinary steps to provide support for the flagging financial system, and other governments and central banks are expected to follow suit. In the stock market, volatility reached extreme levels on a day-to-day basis as investors lost confidence in the financial system and the ability of the government to remedy the situation. U.S. equity indices were universally down for the twelve-month period as value outperformed growth—except among mega-cap stocks (shares of especially large companies, represented by the Russell Top 200 Index).

PERFORMANCE

For the year ended October 31, 2008, Transamerica American Century Large Company Value Class A returned (38.03)%. By comparison, its primary and secondary benchmarks, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) and the Russell 1000® Value Index (“Russell 1000 Value”), returned (36.10)% and (36.80)%, respectively.

STRATEGY REVIEW

The portfolio benefited from strong security selection in information technology, primarily from large leading software and technology companies. A notable contributor was Hewlett-Packard Company (“HP”), a computer and peripheral maker. HP’s acquisition of outsourcing giant Electronic Data Systems Corporation appears to offer a competitive advantage and could add value through reorganization and cost-cutting efforts.

The portfolio’s holdings in the health care and consumer staples sectors contributed to results. During difficult economic times or periods of stock market turbulence, investors often regard health care and consumer staples stocks as lower-risk, defensive investments. Moreover, our preference for large industry leaders proved advantageous.

In health care, a significant holding was Abbott Laboratories (“Abbott”), which develops and manufactures laboratory diagnostics, medical devices and pharmaceutical therapies. Abbott reported strong sales across its entire product line, including Humira (a medicine that treats auto-immune diseases). In consumer staples, Wal-Mart Stores, Inc. was a top contributor. The retailer’s low-price strategy paid off as higher prices at the pump and the sluggish U.S. economy put pressure on consumers.

Despite an underweight position, the financials sector was the portfolio’s largest source of relative underperformance, partly because of turmoil in the credit markets. Although we continue to be selective about portfolio holdings, the portfolio was hampered by its mix of insurance stocks and mortgage finance names. Two top detractors were the Federal Home Loan Mortgage Corporation (“Freddie Mac”), a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of home ownership; and American International Group, Inc. (“AIG”), the leading U.S.-based international insurer. Freddie Mac declined on greater-than-expected losses on exposure to sub-prime loans and the need for additional capital. Shares of AIG fell significantly after the Fed stepped in to rescue the company from bankruptcy. We eliminated both positions during the reporting period.

The industrial sector was another source of relative weakness. As the global economy slowed, many large U.S. companies saw a downturn in their international businesses. Ingersoll-Rand Company Limited cited the uncertain global economic outlook—and the ongoing credit crisis—for its decline in earnings. The company, which designs and manufactures a range of industrial and commercial products, was a notable detractor.

Charles A. Ritter, CFA

Brendan Healy, CFA

Co-Portfolio Managers

American Century Investment Management Inc.

1

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(38.03)%	(0.42)%	(1.33)%	3/1/00
Class A (POP)	(41.45)%	(1.54)%	(1.97)%	3/1/00
S&P 500 (1)	(36.10)%	0.26%	(2.23)%	3/1/00
Russell 1000 Value (1)	(36.80)%	1.90%	2.75%	3/1/00

Class B (NAV)	(37.99)%	(0.82)%	(1.84)%	3/1/00
Class B (POP)	(41.00)%	(0.99)%	(1.84)%	3/1/00

Class C (NAV)	(37.96)%	(0.80)%	2.57%	11/11/02
Class C (POP)	(38.57)%	(0.80)%	2.57%	11/11/02

Class I (NAV)	(37.79)%	N/A	(7.49)%	11/15/05

NOTES

(1) The Standard and Poor’s 500 Composite Stock Index (S&P 500) and the Russell 1000 Value Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$698.64	1.27%	$5.42
Hypothetical (b)	1,000.00	1,018.75	1.27	6.44

Class B
Actual	1,000.00	698.50	1.29	5.51
Hypothetical (b)	1,000.00	1,018.65	1.29	6.55

Class C
Actual	1,000.00	698.59	1.14	4.87
Hypothetical (b)	1,000.00	1,019.41	1.14	5.79

Class I
Actual	1,000.00	699.91	0.85	3.63
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

(unaudited)

At October 31, 2008

This chart shows the percentage breakdown by Sector of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

3

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.6%)
Aerospace & Defense (1.0%)
Northrop Grumman Corp.	95,100	$4,459
Beverages (2.0%)
Coca-Cola Co.	140,600	6,195
Pepsi Bottling Group, Inc.	120,500	2,786
Biotechnology (1.2%)
Amgen, Inc. ‡	85,400	5,115
Capital Markets (3.4%)
Bank of New York Mellon Corp.	136,300	4,443
Goldman Sachs Group, Inc.	38,900	3,598
Legg Mason, Inc. ^	35,100	779
Merrill Lynch & Co., Inc.	161,700	3,006
Morgan Stanley ^	174,900	3,056
Chemicals (2.0%)
E.I. duPont de Nemours & Co.	143,400	4,589
PPG Industries, Inc.	77,500	3,842
Commercial Banks (3.1%)
National City Corp. ^	329,000	888
US Bancorp ^	121,500	3,622
Wells Fargo & Co. ^	266,800	9,085
Commercial Services & Supplies (1.9%)
Avery Dennison Corp.	62,400	2,185
Pitney Bowes, Inc.	33,600	833
RR Donnelley & Sons Co.	135,000	2,237
Waste Management, Inc.	93,000	2,904
Communications Equipment (0.7%)
Cisco Systems, Inc. ‡ ^	133,700	2,376
Motorola, Inc.	108,300	582
Computers & Peripherals (2.0%)
Hewlett-Packard Co.	111,500	4,268
International Business Machines Corp.	47,300	4,397
Consumer Finance (0.3%)
Discover Financial Services	110,000	1,348
Diversified Consumer Services (0.7%)
H&R Block, Inc.	161,200	3,179
Diversified Financial Services (8.7%)
Bank of America Corp. ^	465,700	11,256
Citigroup, Inc. ^	752,800	10,276
JPMorgan Chase & Co.	386,800	15,956
Diversified Telecommunication Services (6.6%)
AT&T, Inc. ¡	657,600	17,604
Embarq Corp.	48,000	1,440
Verizon Communications, Inc. ^	320,400	9,506
Electric Utilities (2.6%)
Exelon Corp.	113,200	6,140
PPL Corp.	155,300	5,097
Energy Equipment & Services (0.5%)
National Oilwell Varco, Inc. ‡	68,600	2,050
Food & Staples Retailing (2.1%)
Kroger Co. ^	129,000	3,542
Wal-Mart Stores, Inc.	100,200	5,592
Food Products (0.7%)
Unilever NV	130,600	3,141
Health Care Equipment & Supplies (0.7%)
Medtronic, Inc.	74,800	3,017
Health Care Providers & Services (0.5%)
Quest Diagnostics, Inc.	43,500	2,036
Hotels, Restaurants & Leisure (0.6%)
Darden Restaurants, Inc. ^	52,800	1,171
Starbucks Corp. ‡ ^	88,600	1,163
Household Durables (0.7%)
Newell Rubbermaid, Inc.	204,500	2,812
Independent Power Producers & Energy Traders (0.3%)
NRG Energy, Inc. ‡ ^	52,700	1,225
Industrial Conglomerates (5.1%)
General Electric Co.	1,049,100	20,468
Tyco International, Ltd.	68,900	1,742
Insurance (3.1%)
Allstate Corp.	140,300	3,703
Hartford Financial Services Group, Inc.	92,500	955
Loews Corp.	53,800	1,787
Torchmark Corp. ^	56,000	2,339
Travelers Cos., Inc.	111,500	4,744
IT Services (0.3%)
Fiserv, Inc. ‡	42,700	1,424
Machinery (2.2%)
Caterpillar, Inc.	72,400	2,764
Dover Corp.	80,300	2,551
Ingersoll-Rand Co., Ltd. -Class A	118,500	2,186
Parker Hannifin Corp.	53,100	2,059
Media (2.8%)
CBS Corp. -Class B ^	203,700	1,978
Gannett Co., Inc. ^	144,400	1,588
Time Warner, Inc. ^	519,500	5,242
Viacom, Inc. -Class B ‡ ^	153,300	3,100
Metals & Mining (0.7%)
Nucor Corp.	69,400	2,811
Multiline Retail (1.3%)
Kohl’s Corp. ‡	75,100	2,638
Walgreen Co.	120,700	3,073
Office Electronics (0.5%)
Xerox Corp.	259,000	2,077
Oil, Gas & Consumable Fuels (17.8%)
Apache Corp.	24,600	2,025
Chevron Corp.	285,800	21,321
ConocoPhillips	224,100	11,658
Devon Energy Corp.	29,200	2,361
Exxon Mobil Corp.	369,400	27,380
Occidental Petroleum Corp.	17,200	955
Royal Dutch Shell PLC -Class A ADR	204,800	11,430
Paper & Forest Products (0.9%)
International Paper Co. ^	61,800	1,064
Weyerhaeuser Co. ^	69,300	2,649
Pharmaceuticals (10.4%)
Abbott Laboratories	73,900	4,076
Eli Lilly & Co.	104,000	3,517
Johnson & Johnson	219,500	13,464
Merck & Co., Inc. ^	198,400	6,140
Pfizer, Inc.	755,700	13,383
Wyeth	153,900	4,953
Professional Services (0.1%)
Robert Half International, Inc. ^	27,100	511
Real Estate Investment Trusts (0.2%)
Developers Diversified Realty Corp. ^	51,100	673

The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Road & Rail (0.1%)
YRC Worldwide, Inc. ‡ ^	75,900	$348
Semiconductors & Semiconductor Equipment (1.2%)
Applied Materials, Inc.	117,900	1,522
Intel Corp.	129,200	2,067
Texas Instruments, Inc.	55,700	1,089
Software (1.8%)
Microsoft Corp.	228,000	5,091
Oracle Corp. ‡	130,300	2,383
Specialty Retail (2.5%)
Best Buy Co., Inc.	94,900	2,544
Gap, Inc. ^	143,900	1,862
Home Depot, Inc. ^	154,800	3,652
Staples, Inc. ^	158,900	3,087
Textiles, Apparel & Luxury Goods (0.6%)
V.F. Corp.	49,400	2,722
Thrifts & Mortgage Finance (0.1%)
MGIC Investment Corp. ^	111,400	432
Tobacco (1.4%)
Altria Group, Inc.	152,400	2,925
Lorillard, Inc.	45,000	2,965
Wireless Telecommunication Services (0.2%)
Sprint Nextel Corp. ^	297,400	931
Total Common Stocks (cost $566,778)		413,205

	Principal
REPURCHASE AGREEMENT (4.3%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $18,618 on 11/03/2008 à •	$18,618	$18,618
Total Repurchase Agreement (cost $18,618)		18,618

	Shares
SECURITIES LENDING COLLATERAL (16.0%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à	69,342,404	69,342
Total Securities Lending Collateral (cost $69,342)		69,342

Total Investment Securities (cost $654,738) #		$501,165

FUTURES CONTRACTS:

Description	Contracts	Expiration Date	Amount	Net Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	278	12/19/2008	$13,445	$(3,779)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $67,494.
•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.89%, and a maturity date of 01/01/2037, and with a market value plus accrued interest of $18,994.

à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
¡	All or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at 10/31/2008 is $5,420.
Contract amounts are not in thousands.
#

Aggregate cost for federal income tax purposes is $658,172. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $8,409 and $165,416, respectively. Net unrealized depreciation for tax purposes is $157,007.

DEFINITIONS:

ADR	American Depositary Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

5

Transamerica Clarion Global Real Estate Securities

(unaudited)

MARKET ENVIRONMENT

The past twelve months has proved to be a very difficult period for the world’s listed real estate markets as tightening credit market conditions and a slowing global economy have provided significant headwinds to the world’s capital markets. Investor concerns continue to center on the ramifications of the credit crunch, including lack of liquidity and scarcity of available capital. Governments and central banks have responded aggressively to these issues via significant capital support to financial institutions as well as interest rate cuts. Though all regions experienced a significant sell-off over the past twelve months, North American property stocks fared the best, down 41.5%, followed by the European and Asia Pacific regions which were down 56.2% and 57.2%, respectively. In the North American region, U.S. property stocks held up well until the market decline in October which accounted for three-quarters of the 40.8% decline generated during the past twelve months.  Within the European region, the return differential between countries was quite substantial, ranging from a (16.9)% return posted by Switzerland, the best-performing market during the period, to a (87.2)% return posted by Norway, the poorest-performing market during the period. On whole, the countries which fared the best in the current environment were the countries in the Benelux region as well as Switzerland and France; the countries which fared the worst were in Southern, Central and Eastern Europe as well as the Scandinavian region.  Within the Asia-Pacific region, negative performance was driven most notably by Australia, which was down 69.6% for the period. Hong Kong- and Singapore-based property companies with exposure to development in mainland China also performed particularly poorly during the period, in a complete reversal from 2007 when these companies significantly outperformed.

Portfolio outperformance for the period was driven by stock selection and country allocation as both stock selection and country allocation were positive across all regions. Stock selection, which accounted for more than half of the period’s outperformance, was especially strong in the Asia-Pacific region as the portfolio maintained its tilt towards conservatively-managed companies, defensive property types, and rock-solid balance sheets. Examples of portfolio holdings along these lines include Australian global mall operator Westfield Group, Hong Kong shopping center company The Link Real Estate Investment Trust (“REIT”), and Tokyo office landlord Mitsubishi Estate Co., Ltd., all of which outperformed their respective countries’ average return for the period. Conversely, the portfolio avoided investments in companies with the opposite characteristics, especially companies with above-average leverage or any prospective refinancing concerns. Stock selection in the U.S. added significantly to relative returns as overweight positions in outperforming companies in the healthcare sector (Ventas, Inc., Nationwide Health Properties, Inc. and Omega Healthcare Investors, Inc.) and retail sector (Federal Realty Investment Trust, Simon Property Group, Inc. and Tanger Factory Outlet Centers, Inc.) were some of the best-performing stocks from a relative perspective. Within Europe, overweight positions in outperforming French retail property companies Unibail-Rodamco Company and Mercialys boosted relative returns. Country allocation decisions added value, helped by overweights to outperforming property markets in the US, selective country allocation decisions in Europe, and an underweight to the underperforming Asian property markets (Singapore, Australia and Hong Kong).

PERFORMANCE

For the year ended October 31, 2008, Transamerica Clarion Global Real Estate Securities Class A returned (44.97)%. By comparison, its benchmark, the S&P Developed Property Index, returned (51.47)%.

STRATEGY REVIEW

The portfolio offers a global strategy for real estate securities investors in the U.S. The portfolio generally owns between 80-110 real estate stocks with the goal of outperforming the WPI.  The portfolio seeks to own attractively priced stocks that own property in markets with favorable underlying real estate fundamentals. The global universe of public real estate companies is approximately three times the size of the U.S. public company universe, which offers additional choices and diversification opportunities to the manager.

The portfolio continues to maintain a defensive positioning, with a bias toward high-quality companies. We remain overweight in sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our significant outperformance in the trying times of the past year. Conversely, we are avoiding companies dependent on acquisitions and/or development activities for earnings growth.

This bear market has already reached levels and duration comparable to past severe market declines. The extreme volatility in the market is an indicator that the normal fundamental underpinnings of the market’s price discovery mechanism have broken down. With past bear markets as a gauge, we believe it seems we may be nearing the end of this correction.

Global property companies remain attractively valued. We believe the average global property company is trading at a 28% discount to our internal estimate of inherent private real estate market value, ranging from the low, a 5% discount in the United Kingdom (“UK”), to the high, a 50% discount in Hong Kong. In our opinion, the market continues to price in a too pessimistic scenario in terms of a global economic slowdown.

The rationale for a global listed property strategy remains very much intact including diversification via low correlation to broad equities and bonds, attractive current yield, attractive valuations and the gradual spread of the REIT structure globally. Through an average 5% to 6% dividend yield plus low single-digit prospective annual earnings growth, we believe global property stocks should be well-positioned to deliver modestly attractive total returns over the next several years.

We appreciate your continued faith and confidence in our portfolio management team, especially in these challenging and trying times.

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Steven D. Burton, CFA

Co-Portfolio Managers

ING Clarion Real Estate Securities LP

6

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(44.97)%	6.27%	9.55%	3/1/03
Class A (POP)	(47.98)%	5.07%	8.47%	3/1/03
S&P Developed Property(1)	(51.47)%	4.01%	8.78%	3/1/03

Class B (NAV)	(44.96)%	5.93%	9.17%	3/1/03
Class B (POP)	(47.28)%	5.80%	9.17%	3/1/03

Class C (NAV)	(44.91)%	5.90%	9.15%	3/1/03
Class C (POP)	(45.37)%	5.90%	9.15%	3/1/03

Class I (NAV)	(44.82)%	N/A	(3.56)%	11/15/05

NOTES

(1) The S&P Developed Property Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

7

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$618.82	1.22%	$4.96
Hypothetical (b)	1,000.00	1,019.00	1.22	6.19

Class B
Actual	1,000.00	619.25	1.24	5.05
Hypothetical (b)	1,000.00	1,018.90	1.24	6.29

Class C
Actual	1,000.00	619.44	1.04	4.23
Hypothetical (b)	1,000.00	1,019.91	1.04	5.28

Class I
Actual	1,000.00	619.80	0.90	3.66
Hypothetical (b)	1,000.00	1,020.61	0.90	4.57

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

(unaudited)

At October 31, 2008

This chart shows the percentage breakdown by Sector of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

8

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.3%)
Australia (8.6%)
CFS Retail Property Trust ^	1,202,400	$1,617
Commonwealth Property Office Fund ^	561,400	496
Dexus Property Group	1,557,654	776
Goodman Group ^	246,784	156
GPT Group	878,884	440
Macquarie Countrywide Trust ^	189,370	30
Mirvac Group	408,764	408
Stockland	782,600	2,105
Westfield Group	1,292,843	14,279
Belgium (0.3%)
Cofinimmo REIT	6,532	814
Bermuda (0.8%)
Hongkong Land Holdings, Ltd.	442,900	1,205
Kerry Properties, Ltd.	237,000	595
Brazil (0.3%)
BR Malls Participacoes SA ‡	188,700	697
Canada (1.8%)
Brookfield Properties Corp.	54,150	546
Calloway Real Estate Investment Trust	41,500	508
Calloway Real Estate Investment Trust -144A ‡	40,600	486
Canadian Real Estate Investment Trust	37,531	808
RioCan Real Estate Investment Trust	158,500	2,211
Finland (0.3%)
Citycon OYJ ‡	248,136	588
France (5.9%)
Klepierre	21,330	491
Mercialys SA	80,940	2,636
SILIC	7,807	696
Unibail-Rodamco	68,060	10,208
Germany (0.5%)
Deutsche Euroshop AG	42,167	1,077
Hong Kong (10.4%)
Cheung Kong Holdings, Ltd.	917,300	8,808
Hang Lung Group, Ltd.	505,048	1,625
Hang Lung Properties, Ltd.	1,079,600	2,638
Hysan Development Co., Ltd.	359,400	564
Link REIT	1,705,200	3,049
Sino Land Co.	1,474,700	1,297
Sun Hung KAI Properties, Ltd.	625,045	5,476
Wharf Holdings, Ltd.	566,050	1,129
Japan (16.1%)
AEON Mall Co., Ltd.	40,900	1,010
Japan Logistics Fund, Inc. -Class A ^	107	676
Japan Real Estate Investment Corp. -Class A	547	4,844
Japan Retail Fund Investment Corp. -Class A	184	665
Kenedix Realty Investment Corp. -Class A	138	200
Mitsubishi Estate Co., Ltd.	736,400	13,155
Mitsui Fudosan Co., Ltd.	518,500	9,044
Nippon Accommodations Fund, Inc. -Class A	68	333
Nippon Building Fund, Inc. -Class A	496	4,766
NTT Urban Development Corp.	485	498
Sumitomo Realty & Development Co., Ltd.	177,000	2,884
Netherlands (2.3%)
Corio NV	70,650	3,776
Eurocommercial Properties NV	27,561	913
Wereldhave NV REIT	8,735	726
Singapore (2.1%)
Ascendas Real Estate Investment Trust ‡	1,014,700	1,129
Capitaland, Ltd.	865,900	1,735
CapitaMall Trust ‡ ^	1,376,955	1,826
Macquarie Meag Prime -Class Trabajo share ‡	838,500	296
Sweden (0.8%)
Castellum AB	97,200	660
Hufvudstaden AB -Class A ^	175,090	1,107
Switzerland (0.7%)
PSP Swiss Property AG ‡	36,360	1,573
United Kingdom (5.7%)
British Land Co. PLC	212,700	2,121
Brixton PLC	74,086	199
Derwent London PLC ^	32,229	378
Great Portland Estates PLC	149,900	668
Hammerson PLC	187,601	2,162
Land Securities Group PLC	267,480	4,748
Liberty International PLC ^	116,450	1,296
Safestore Holdings PLC §	619,100	927
Segro PLC	167,900	758
United States (39.7%)
Acadia Realty Trust ^	28,800	520
AMB Property Corp.	41,700	1,002
AvalonBay Communities, Inc. ^	37,810	2,685
BioMed Realty Trust, Inc.	48,200	677
Boston Properties, Inc. ^	76,600	5,429
BRE Properties, Inc. -Class A ^	60,500	2,106
Corporate Office Properties Trust SBI MD ^	36,300	1,129
Digital Realty Trust, Inc. ^	62,900	2,106
Douglas Emmett, Inc. ^	77,600	1,172
Equity Residential ^	151,200	5,281
Essex Property Trust, Inc. ^	27,300	2,656
Extra Space Storage, Inc. ^	65,100	749
Federal Realty Investment Trust ^	100,200	6,139
General Growth Properties, Inc. ^	74,960	310
Health Care Property Investors, Inc.	95,500	2,858
Health Care REIT, Inc. ^	73,900	3,289
Highwoods Properties, Inc. ^	51,800	1,286
Home Properties, Inc. ^	38,800	1,571
Host Hotels & Resorts, Inc. ^	238,743	2,469
Kimco Realty Corp. ^	116,300	2,626
LaSalle Hotel Properties ^	22,700	320
Liberty Property Trust	78,100	1,863
Macerich Co. ^	96,100	2,827
Nationwide Health Properties, Inc. ^	112,800	3,366
Omega Healthcare Investors, Inc.	80,900	1,219
ProLogis ^	101,800	1,425
Public Storage, Inc. ^	61,600	5,020
Regency Centers Corp. ^	30,700	1,211
Simon Property Group, Inc. ^	180,700	12,112
SL Green Realty Corp. ^	17,500	736

The notes to the financial statements are an integral part of this report.

9

	Shares	Value
United States (continued)
Tanger Factory Outlet Centers ^	66,200	$2,394
Taubman Centers, Inc. ^	63,300	2,103
UDR, Inc. ^	134,700	2,662
Ventas, Inc. ^	156,400	5,640
Vornado Realty Trust ^	81,600	5,757
Total Common Stocks (cost $317,538)		228,247

INVESTMENT COMPANY (0.1%)
Luxembourg (0.1%)
ProLogis European Properties	54,630	182
Total Investment Company (cost $744)		182

RIGHTS (0.0%)
Australia (0.0%)
Goodman Group	115,988	♦
GPT Group	878,884	♦
Mirvac Group	170,454	♦
Total Rights (cost $0)		♦

	Contracts
PURCHASED OPTION (0.1%)
Covered Call Options (0.1%)
Brascan Residential Properties Call Strike $0.00	190,700	$264
Expires 10/22/2009
Total Purchased Option (cost $1,343)		264

	Principal
REPURCHASE AGREEMENT (3.7%)
United States (3.7%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $8,764 on 11/03/2008 à •	$8,764	8,764
Total Repurchase Agreement (cost $8,764)		8,764

	Shares
SECURITIES LENDING COLLATERAL (23.3%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	55,196,963	55,197
Total Securities Lending Collateral (cost $55,197)		55,197

Total Investment Securities (cost $383,586) #		$292,654

	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Real Estate Investment Trusts	57.9%	$169,410
Real Estate Management & Development	19.7%	57,708
Industrial Conglomerates	0.4%	1,129
Derivatives	0.1%	264
Capital Markets	0.1%	182
Investment Securities, at Value	78.2%	228,693
Short-Term Investments	21.8%	63,961
Total Investments	100.0%	$292,654

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $53,781.
‡	Non-income producing security.
♦	Value is less than $1.
•

Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 3.66% to 5.74%, and maturity dates ranging between 12/01/2019 and 10/01/2036, and with market values plus accrued interests of $8,941.

§	Illiquid. At 10/31/2008, these securities aggregated $927, or 0.39% of the Fund’s net assets.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
Contract Amounts are not in thousands.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $389,553. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,043 and $97,942, respectively. Net unrealized depreciation for tax purposes is $96,899.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

The notes to the financial statements are an integral part of this report.

10

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $486, or 0.21% of the Fund’s net assets.

PLC	Public Limited Company
REIT	Real Estate Investment Trust
SBI	Shares Beneficial Interest

The notes to the financial statements are an integral part of this report.

11

Transamerica Evergreen Health Care

(unaudited)

MARKET ENVIRONMENT

During the 2008 fiscal year, ended October 31, 2008, market volatility as measured by the Chicago Board Options Exchange Volatility Index (“VIX”) rose to new highs not seen in its 15-year history. Equity markets worldwide retreated significantly. Investors were responding to the deepening global credit crisis and increased evidence that economic contraction in the United States would likely lead to substantial growth deceleration in both developed and developing markets. The U.S. economy’s ability to approach normal functionality was impaired by bleak developments in the financial markets. While no sectors were spared negative returns, the health care sector was the second best performer in the broad market behind consumer staples.  The sector has traditionally been seen as more defensive in nature and drew investors to it in the heightened volatile and uncertain market environment of the past year.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Evergreen Health Care Class A returned (31.72)%. By comparison, its benchmark, the Standard and Poor’s 1500 Super Composite Health Care Index (“S&P 1500 Health Care”), returned (24.48)%.

STRATEGY REVIEW

The portfolio under performed S&P 1500 Health Care over the fiscal year period due to stock selection in the biotechnology and pharmaceutical industries. We continued to make a significant industry reallocation out of pharmaceutical companies by eliminating our holding in Merck & Co., Inc., trimming our Bayer AG weight and eliminating several of our foreign holdings. We increased weights in equipment and supplies companies such as Baxter International Inc. and ResMed Inc. as well as life sciences tools and services entities SEQUENOM, Inc. (“SEQUENOM”) and Invitrogen Corporation, all of which exhibited attractive growth and valuation characteristics. In biotechnology, we were attracted to several of the larger cap companies after price declines such as Gilead Sciences, Inc. and Genzyme Corporation.

Our largest contributor to performance during the course of the year was our significant underweight in the providers and services area. We had very little exposure to health maintenance organizations (“HMO”s), which proved beneficial as many of these companies saw margins contract and earnings decline. In equipment, strong product momentum from specialty pharmaceutical manufacturer Alexion Pharmaceuticals, Inc. and genetic diagnostic test manufacturer SEQUENOM led those companies to post revenue and earnings growth above market expectations leading to price increases. The portfolio also had two holdings acquired at premiums, generic manufacturer Barr Pharmaceuticals, Inc. and pharmaceutical company Adams Respiratory Therapeutics, Inc.

The largest individual stock detractors were our lack of exposure to Johnson and Johnson, a large holding in the benchmark; and severe price declines in Theratechnologies and Inverness Medical Innovations, Inc. (“Inverness Medical”).  Theratechnologies’ stock price dropped after the company released disappointing results from a pharmaceutical trial.  Inverness Medical’s price fell as investors reacted negatively to an acquisition the company made and to the level of debt on the company’s balance sheet. We held our positions in each stock.

Robert Junkin

Portfolio Manager

Evergreen Investment Management Company, LLC

12

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(31.72)%	3.41%	2.76%	3/1/02
Class A (POP)	(35.47)%	2.25%	1.90%	3/1/02
S&P 1500 Health Care Sector (1)	(24.48)%	1.15%	(0.74)%	3/1/02

Class B (NAV)	(31.81)%	2.99%	2.28%	3/1/02
Class B (POP)	(34.94)%	2.84%	2.28%	3/1/02

Class C (NAV)	(31.67)%	2.94%	6.19%	11/11/02
Class C (POP)	(32.30)%	2.94%	6.19%	11/11/02

Class I (NAV)	(31.45)%	N/A	1.28%	11/8/04

NOTES

(1) The S&P 1500 Health Care Sector Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

13

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$776.41	1.26%	$5.63
Hypothetical (b)	1,000.00	1,018.80	1.26	6.39

Class B
Actual	1,000.00	776.14	1.28	5.71
Hypothetical (b)	1,000.00	1,018.70	1.28	6.50

Class C
Actual	1,000.00	776.96	1.08	4.82
Hypothetical (b)	1,000.00	1,019.71	1.08	5.48

Class I
Actual	1,000.00	778.37	0.91	4.07
Hypothetical (b)	1,000.00	1,020.56	0.91	4.62

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Industry

(unaudited)

At October 31, 2008

This chart shows the percentage breakdown by Industry of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

14

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCK (1.4%)
Health Care Providers & Services (1.4%)
Fresenius Se, 1.41% 	35,367	$2,245
Total Preferred Stock (cost $1,906)		2,245

COMMON STOCKS (93.5%)
Biotechnology (23.6%)
Alexion Pharmaceuticals, Inc. ‡ ^	61,822	2,519
Amgen, Inc. ‡ ^	66,789	4,000
Antisoma PLC ‡	1,497,545	460
Biogen IDEC, Inc. ‡	37,407	1,592
BioMarin Pharmaceutical, Inc. ‡ ^	116,071	2,126
Celgene Corp. ‡ ^	46,485	2,987
Cephalon, Inc. ‡ ^	38,198	2,740
Cepheid, Inc. ‡ ^	101,707	1,207
Genentech, Inc. ‡ ^	34,416	2,855
Genzyme Corp. ‡ ^	46,642	3,399
Gilead Sciences, Inc. ‡ ^	84,290	3,865
Incyte Corp., Ltd. ‡ ^	196,542	816
Novavax, Inc. ‡ ^	290,072	653
Onyx Pharmaceuticals, Inc. ‡ ^	89,369	2,411
Orchid Cellmark, Inc. ‡ ^	268,188	316
Regeneron Pharmaceuticals, Inc. ‡ ^	52,088	1,005
Theratechnologies, Inc. ‡ ^	693,913	1,111
Theravance, Inc. ‡ ^	22,869	155
United Therapeutics Corp. ‡ ^	25,409	2,216
Vertex Pharmaceuticals, Inc. ‡ ^	106,310	2,786
Chemicals (2.3%)
Monsanto Co.	26,731	2,379
Syngenta AG	7,739	1,447
Food & Staples Retailing (2.2%)
CVS Caremark Corp. ^	121,842	3,734
Health Care Equipment & Supplies (21.1%)
Abiomed, Inc. ‡ ^	93,444	1,362
Arthrocare Corp. ‡ ^	16,134	335
Axis-Shield PLC ‡	33,185	158
Baxter International, Inc.	44,025	2,663
Becton Dickinson & Co.	23,714	1,646
Covidien, Ltd.	75,329	3,336
ev3, Inc. ‡ ^	154,767	1,001
Gen-Probe, Inc. ‡ ^	51,204	2,410
Hologic, Inc. ‡ ^	131,419	1,609
Hospira, Inc. ‡	77,113	2,145
Inverness Medical Innovations, Inc. ‡ ^	99,503	1,906
Medtronic, Inc.	61,837	2,494
NMT Medical, Inc. ‡ ^ §	169,907	185
ResMed, Inc. ‡	84,125	2,882
St Jude Medical, Inc. ‡	42,526	1,617
Stryker Corp.	19,670	1,052
Thoratec Corp. ‡ ^	90,655	2,232
Varian Medical Systems, Inc. ‡ ^	57,963	2,638
Zimmer Holdings, Inc. ‡	44,299	2,057
Zoll Medical Corp. ‡ ^	70,275	1,692
Health Care Providers & Services (7.0%)
Cardinal Health, Inc.	38,976	1,489
Emeritus Corp. ‡ ^	126,552	1,459
Fresenius Medical Care AG	52,556	2,328
McKesson Corp.	54,268	1,997
Medco Health Solutions, Inc. ‡	55,848	2,119
Psychiatric Solutions, Inc. ‡ ^	63,341	2,109
Health Care Technology (1.5%)
Cerner Corp. ‡ ^	61,304	2,282
Medipattern Corp. ‡	370,935	117
Life Sciences Tools & Services (12.0%)
AMAG Pharmaceuticals, Inc. ‡ ^	76,472	2,339
Applied Biosystems, Inc.	81,299	2,506
Bio-Rad Laboratories, Inc. -Class A ‡	21,352	1,823
ENZO Biochem, Inc. ‡ ^	223,178	1,288
Invitrogen Corp. ‡ ^	86,077	2,478
Pharmaceutical Product Development, Inc.	75,968	2,354
Qiagen NV ‡ ^	61,936	883
Sequenom, Inc. ‡ ^ § £	163,964	2,951
Thermo Fisher Scientific, Inc. ‡ ^	79,993	3,248
Medical Equipment & Instruments (0.0%)
Medipattern Corp. ‡ §	159,723	50
Pharmaceuticals (23.8%)
Abbott Laboratories ^	77,224	4,259
Allergan, Inc. ^	58,080	2,304
Auxilium Pharmaceuticals, Inc. ‡ ^	126,820	2,492
Barr Pharmaceuticals, Inc. ‡	26,654	1,713
Bayer AG	116,490	6,377
Biodel, Inc. ‡ ^	76,231	169
Bristol-Myers Squibb Co.	101,535	2,087
Chugai Pharmaceutical Co., Ltd.	125,700	1,788
Eurand NV ‡ ^	133,534	1,269
Forest Laboratories, Inc. ‡	92,906	2,158
Ipsen SA	49,809	1,893
Johnson & Johnson ^	39,298	2,411
Novartis AG ADR	41,794	2,131
Pfizer, Inc.	144,171	2,553
Roche Holding AG	15,271	2,335
Schering-Plough Corp. ^	137,064	1,986
Spectrum Pharmaceuticals, Inc. ‡ ^	227,928	410
Teva Pharmaceutical Industries, Ltd. ADR ^	31,761	1,362
Total Common Stocks (cost $180,213)		155,716

RIGHTS (0.0%)
Pharmaceuticals (0.0%)
Indevus Pharmaceuticals, Inc.	188,440	♦
Total Rights (cost $0)		♦

WARRANTS (0.0%)
Biotechnology (0.0%)
Novavax, Inc.	174,814	♦
Expiration: 07/31/2013
Exercise Price: $0.00
Pharmaceuticals (0.0%)
Mannkind Corp. q	30,624	♦
Expiration: 08/05/2020
Exercise Price: $0.00
Poniard Pharmaceuticals, Inc. q	1,200	♦
Expiration: 12/08/2008
Exercise Price: $6.00
Total Warrants (cost $1)		♦

15

	Principal	Value
REPURCHASE AGREEMENT (6.3%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $10,549 on 11/03/2008 à •	$10,549	$10,549
Total Repurchase Agreement (cost $10,549)		10,549

	Shares
SECURITIES LENDING COLLATERAL (25.1%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	41,760,005	41,760
Total Securities Lending Collateral (cost $41,760)		41,760

Total Investment Securities (cost $234,429)#		$210,270

NOTES TO SCHEDULE OF INVESTMENTS:

	Interest rate shown reflects the yield at 10/31/2008.
^	All or a portion of this security is on loan. The value of all securities on loan is $40,649.
‡	Non-income producing security.
♦	Value is less than $1.
q	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.
•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.00%, and a maturity date of 06/01/2014, and with a market value plus accrued interest of $10,761.

§	Illiquid. At 10/31/2008, these securities aggregated $3,186, or 1.91% of the Fund’s net assets.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $235,516. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $9,475 and $34,721, respectively. Net unrealized depreciation for tax purposes is $25,246.

£	Restricted security. At 10/31/2008, the Fund owned the security (representing 1.77% of net assets) which was restricted to public resale.

Description	Date of Acquisition	Shares	Cost	Value
Sequenom, Inc.	10/11/2007	163,964	$1,461	$2,951

DEFINITIONS:

ADR	American Depositary Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

16

Transamerica Jennison Growth

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2008, was a difficult time for virtually all equity styles. Problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The final two months of the fiscal year proved exceptionally tumultuous and were capped by an alarming series of events: the US government’s takeover of Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and American International Group, Inc. (“AIG”); the failure of Lehman Brothers Holdings Inc.(“Lehman Brothers”); the distressed sales of the commercial banking franchises of Washington Mutual, Inc. and Wachovia Corporation; Bank of America Corporation’s acquisition of Merrill Lynch & Co., Inc.; and the conversion of investment banks, The Goldman Sachs Group, Inc. and Morgan Stanley, to commercial banks.

With an unprecedented level of coordination and cooperation, the US Treasury Department and the Federal Reserve Board (“Fed”) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (“TARP”). An initial $250 billion was invested in nine large US financial institutions in an attempt to restore confidence in the system. Concerns about inflation persisted through much of the fiscal year, fueled by record-high commodity prices. These worries were largely abated as the period came to a close, when slowing US demand and the weakening global economy caused oil and other commodities prices to drop. Over the year, the Fed lowered the fed funds rate from 4.50% to 1.00%. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the real economy.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Jennison Growth Class A returned (36.12)%. By comparison, its benchmark, the Russell 1000® Growth Index, returned (36.95)%.

STRAGEGY REVIEW

The portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. Stock selection contributed to positive relative performance in the health care sector, where Genentech, Inc. was a notable performer. The company’s medicine Avastin was approved by the Food and Drug Administration to treat breast cancer. Shares of the biotechnology leader got an additional boost when its majority shareholder, Roche Holding Ltd., offered to acquire the remaining interest in the company it does not already own at a premium to the prevailing market price.

Southwestern Energy Company was a top performer in the energy sector. We consider this natural gas and oil exploration and production company a high-quality player in the natural gas industry and like its long-lived asset base. Information technology holdings, including Google Inc. (“Google”) and Apple Inc. (“Apple”), detracted from performance. Google fell as investors worried that a slowing economy could curtail spending on online advertising. While the company’s domestic growth has held up relatively well, there are signs that growth outside the US has decelerated. Apple came under pressure on signs that personal computer sales are slowing and on concerns that the market’s upper-end, which Apple’s Mac franchise dominates, is not immune. Both companies retain significant competitive advantages, which should drive significant share gains even in a tougher environment.

In industrials, ABB, Ltd. (“ABB”), which provides power and automation technologies, had been benefiting from booming global end markets, technology-derived product differentiation, and leading market share. However, the financial crisis and global slowdown raised concerns that significant infrastructure investments would be curtailed and that falling commodity would weaken ABB’s pricing power. We closed our position in the company as the fiscal year drew to a close.

Oil services companies Schlumberger Limited (“Schlumberger”) and Halliburton Company (“Halliburton”) were hit by concerns that a further pullback in oil and natural gas prices could cause oil companies to slow down or cut back on their spending plans. We closed out our position in Halliburton in early October but maintain our investment in Schlumberger, which we believe has strong long-term fundamentals and is best-in-class.

Spiros Segalas

Michael A. Del Balso

Blair A. Boyer

Co-Portfolio Managers

Jennison Associates LLC

17

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Class A (NAV)	(36.12)%	0.49%	0.78%	1.74%	2/1/96
Class A (POP)	(39.62)%	(0.65)%	0.21%	1.30%	2/1/96
Russell 1000 Growth (1)	(36.95)%	(1.29)%	(2.10)%	3.16%	2/1/96

Class B (NAV)	(36.06)%	0.20%	0.31%	1.36%	2/1/96
Class B (POP)	(39.26)%	0.01%	0.31%	1.36%	2/1/96

Class C (NAV)	(35.97)%	0.27%	N/A	3.81%	11/11/02
Class C (POP)	(36.61)%	0.27%	N/A	3.81%	11/11/02

Class I (NAV)	(35.77)%	N/A	N/A	(8.18)%	11/15/05

NOTES

(1) The Russell 1000 Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

18

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$710.24	1.32%	$5.67
Hypothetical (b)	1,000.00	1,018.50	1.32	6.70

Class B
Actual	1,000.00	710.48	1.23	5.29
Hypothetical (b)	1,000.00	1,018.95	1.23	6.24

Class C
Actual	1,000.00	711.27	1.15	4.95
Hypothetical (b)	1,000.00	1,019.36	1.15	5.84

Class I
Actual	1,000.00	712.34	0.85	3.66
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

(unaudited)

At October 31, 2008

This chart shows the percentage breakdown by Sector of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

19

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.9%)
Aerospace & Defense (5.3%)
Lockheed Martin Corp.	34,600	$2,943
Raytheon Co.	68,300	3,491
United Technologies Corp.	76,400	4,199
Beverages (3.9%)
Coca-Cola Co. ^	37,200	1,639
PepsiCo, Inc.	108,800	6,203
Biotechnology (12.3%)
Celgene Corp. ‡ ^	79,300	5,096
Genentech, Inc. ‡ ^	94,800	7,863
Genzyme Corp. ‡	4,400	321
Gilead Sciences, Inc. ‡ ^	239,600	10,986
Capital Markets (4.2%)
Charles Schwab Corp. ^	245,800	4,700
Goldman Sachs Group, Inc.	14,000	1,295
Lazard Ltd. -Class A ^	23,800	718
Morgan Stanley ^	90,200	1,576
Chemicals (3.3%)
Monsanto Co.	72,900	6,487
Communications Equipment (8.0%)
Cisco Systems, Inc. ‡ ^	379,000	6,735
Qualcomm, Inc.	171,900	6,577
Research In Motion, Ltd. ‡	49,600	2,501
Computers & Peripherals (5.6%)
Apple, Inc. ‡ ^	37,100	3,991
Hewlett-Packard Co.	151,400	5,796
International Business Machines Corp.	15,400	1,432
Diversified Financial Services (0.3%)
JPMorgan Chase & Co.	16,000	660
Energy Equipment & Services (2.6%)
Schlumberger, Ltd. ^	99,700	5,149
Food & Staples Retailing (7.7%)
Costco Wholesale Corp. ^	67,500	3,848
CVS Caremark Corp.	147,000	4,505
Wal-Mart Stores, Inc.	125,200	6,987
Health Care Equipment & Supplies (5.7%)
Alcon, Inc.	50,200	4,424
Baxter International, Inc.	114,000	6,896
Health Care Providers & Services (1.7%)
Medco Health Solutions, Inc. ‡	88,900	3,374
Household Products (2.8%)
Colgate-Palmolive Co. ^	88,600	5,560
Internet & Catalog Retail (2.7%)
Amazon.com, Inc. ‡ ^	92,700	5,306
Internet Software & Services (4.3%)
Google, Inc. -Class A ‡	23,800	8,553
IT Services (4.5%)
Infosys Technologies, Ltd. ADR ^	97,100	2,847
Visa, Inc. -Class A	111,900	6,194
Life Sciences Tools & Services (2.1%)
Thermo Fisher Scientific, Inc. ‡ ^	101,800	4,133
Media (1.7%)
Walt Disney Co. ^	128,000	3,315
Oil, Gas & Consumable Fuels (2.9%)
Occidental Petroleum Corp.	30,800	1,711
Southwestern Energy Co. ‡ ^	111,400	3,968
Pharmaceuticals (8.9%)
Abbott Laboratories	125,500	6,921
Mylan, Inc. ‡ ^	105,200	901
Shire PLC ADR ^	33,460	1,320
Teva Pharmaceutical Industries, Ltd. ADR ^	128,200	5,497
Wyeth	93,700	3,015
Semiconductors & Semiconductor Equipment (0.4%)
NVIDIA Corp. ‡ ^	84,600	741
Software (4.2%)
Adobe Systems, Inc. ‡ ^	143,100	3,812
Microsoft Corp. ^	143,000	3,193
Oracle Corp. ‡	73,800	1,350
Textiles, Apparel & Luxury Goods (1.8%)
Nike, Inc. -Class B ^	62,800	3,619
Total Common Stocks (cost $214,884)		192,348

	Principal
REPURCHASE AGREEMENT (5.4%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $10,736 on 11/03/2008 à •	$10,736	10,736
Total Repurchase Agreement (cost $10,736)		10,736

	Shares
SECURITIES LENDING COLLATERAL (25.7%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	51,027,940	51,028
Total Securities Lending Collateral (cost $51,028)		51,028

Total Investment Securities (cost $276,648) #		$254,112

The notes to the financial statements are an integral part of this report.

20

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $49,850.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Obligation with an interest rate of 0.00%, and a maturity date of 01/15/2009, and with a market value plus accrued interest of $10,955.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $281,180. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,824 and $28,892, respectively. Net unrealized depreciation for tax purposes is $27,068.

DEFINITIONS:

ADR	American Depositary Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

21

Transamerica Legg Mason Partners Investors Value

(unaudited)

MARKET ENVIRONMENT

Last year as we were writing the annual commentary, the market was beginning to absorb enormous ramifications of the credit bubble created over the past several years. We would like to briefly describe some events that transpired over the past twelve months.

During the fiscal period, we witnessed spectacular rise in the price of oil from $94.53 in October 2007, to the highs of $147.96 in July 2008, and an equally spectacular collapse to $67.81 in October 2008. The U.S. dollar weakened initially against most major currencies and fell against the euro to $1.45 in October 2007, to $1.60 in April 2008, and then reversed its course to finish fiscal year 2008 at $1.27. Gross Domestic Product (“GDP”) slowed from a 4.8% expansion in the third quarter of 2007 to a contraction of (0.3)% in the latest quarter. The unemployment rate grew to 6.1% from 4.8% and the Federal Reserve Board (“Fed”) lowered the fed funds rate to 1.0% from 4.5%.

The economic slowdown, triggered domestically by a weak housing market and excessive leverage across financial institutions and consumers alike, has spread throughout the world. The collapse of Bear Stearns Companies Inc. (“Bear Stearns”) and its takeover by JPMorgan Chase & Co. (“JPMorgan Chase”) in March 2008 was followed by the Fed opening the discount window to broker dealers. While intended to alleviate further liquidity concerns and significantly reduce the likelihood of another “run on the bank”, this unprecedented move proved unsuccessful in preventing the eventual fall of Lehman Brothers Holdings Inc. (“Lehman”), the fourth largest investment bank. Rapid deterioration of the housing market has shaken investors’ confidence and forced the U.S. government to put the Federal National Mortgage Association (“Fannie Mae”) and the Federal Loan Mortgage Corporation (“Freddie Mac”) into conservatorship in September.

These events had major spillover effects throughout the fixed-income markets and contributed to higher spreads and contraction of available short term funding. This liquidity crisis was particularly worrisome in the trillion dollar commercial paper market. Lehman’s failure also accelerated the demise of American International Group, Inc. (“AIG”), one of the world’s largest insurers, and pushed Merrill Lynch & Co., Inc. (“Merrill Lynch”) into a rushed sale of itself to Bank of America Corporation. The remaining two major investment banks in the U.S., The Goldman Sachs Group, Inc. (“Goldman Sachs”) and Morgan Stanley, chose to become commercial bank holding companies. Subsequently, Washington Mutual, Inc., the nation’s largest savings and loan, with over $350 billion of assets, was seized by the Federal Deposit Insurance Corporation (“FDIC”) and then acquired by JPMorgan Chase. A few days later, Wells Fargo & Company (“Wells Fargo”) announced its acquisition of Wachovia Corporation, the sixth largest U.S. bank, with over $450 billion of assets. As a result of these extraordinary developments, the credit markets effectively shut down in September, leading Treasury Secretary Henry Paulson and Fed Chairman Ben Bernanke to propose an unprecedented $700 billion bailout plan. Well over $125 billion of the bailout package has already been invested in major financial institutions. These events occurred over a period of less than twelve months, but have forever changed the global financial landscape.

As the central banks across the globe continue efforts to stabilize financial markets, the turmoil is beginning to take a toll on national economies, with many sectors just now beginning to feel the impact. We do not know how long the recession will last or how deep it will be. Persistent weakness in housing continues and the median price of existing homes in the U.S. is now down 17% from the peak, according to September data from National Association of Realtors. With growing unemployment and tight credit, consumers remain under pressure, although lower gasoline prices have provided some breathing room. There are active discussions in Washington concerning a meaningful fiscal stimulus package in addition to monetary actions already taken by the Fed.

As bleak as market environment is, some of the best investment opportunities often present themselves during periods of stress, and for good reasons. When economies are growing and financial markets are soaring, even weaker players tend to do well. This is certainly not the case during more challenging times. Shake-out periods are healthy in the long term because they weed out weaker players and create longer term opportunities for profitable growth among the surviving companies. We believe that as painful as it is to go through this cleansing process, it often creates attractive investment opportunities. Now more than ever, we try to balance short term risks with long term opportunities as we remain focused on identifying high quality franchises with strong balance sheets and sustainable business models selling at discount to their intrinsic values.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Legg Mason Partners Investors Value Class A returned (33.63)%. By comparison, its primary and secondary benchmarks, the Standard and Poor’s 500 Composite Stock Index and the Russell 1000® Value Index (“Russell 1000 Value”), returned (36.10)% and (36.80)%, respectively.

STRATEGY REVIEW

The portfolio’s outperformance relative to the Russell 1000® Value during the period was mainly attributable to security selection, which was strongest in financials and consumer discretionary, and weakest in energy and telecommunication services. Sector allocation had a negative affect to the overall performance. An underweight position in energy and an overweight in consumer discretionary detracted from performance. However, an underweight in financials and an overweight in consumer staples were overall contributors to the portfolio’s performance.

Top contributors to performance during the period included Wal-Mart Stores, Inc., Wells Fargo, The Chubb Corporation, Marsh & McLennan Companies, Inc. and McDonald’s Corporation. We continue to hold these stocks. Stocks that detracted from performance included General Electric Company, Sprint Nextel Corporation, News Corporation (Class B Shares), AIG and American Express Company. We exited our position in AIG during the period due to increasing credit concerns and cyclical weakness in the property and casualty insurance businesses.

Dmitry Khaykin

Robert Feitler

Co-Portfolio Managers

ClearBridge Advisors, LLC

22

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Class A (NAV)	(33.63)%	0.87%	2.22%	2.82%	2/1/97
Class A (POP)	(37.29)%	(0.27)%	1.64%	2.33%	2/1/97
S&P 500(1)	(36.10)%	0.26%	0.40%	3.49%	2/1/97
Russell 1000 Value(1)	(36.80)%	1.90%	2.79%	5.20%	2/1/97

Class B (NAV)	(33.71)%	0.48%	1.73%	2.39%	2/1/97
Class B (POP)	(36.83)%	0.39%	1.73%	2.39%	2/1/97

Class C (NAV)	(33.73)%	0.44%	N/A	4.03%	11/11/02
Class C (POP)	(34.36)%	0.44%	N/A	4.03%	11/11/02

Class I (NAV)	(33.38)%	N/A	N/A	(4.67)%	11/15/05

NOTES

(1) The Standard and Poor’s 500 Composite Stock Index (S&P 500) and the Russell 1000 Value Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

23

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$739.53	1.24%	$5.42
Hypothetical (b)	1,000.00	1,018.90	1.24	6.29

Class B
Actual	1,000.00	739.08	1.30	5.68
Hypothetical (b)	1,000.00	1,018.60	1.30	6.60

Class C
Actual	1,000.00	739.30	1.28	5.60
Hypothetical (b)	1,000.00	1,018.70	1.28	6.50

Class I
Actual	1,000.00	741.26	0.85	3.72
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

(unaudited)

At October 31, 2008

This chart shows the percentage breakdown by Sector of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

24

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.0%)
Aerospace & Defense (3.6%)
Raytheon Co. ^	14,250	$728
United Technologies Corp.	11,800	649
Capital Markets (1.4%)
Bank of New York Mellon Corp.	16,247	530
Chemicals (3.0%)
Air Products & Chemicals, Inc.	8,700	506
E.I. duPont de Nemours & Co. ^	20,160	645
Commercial Banks (4.7%)
Marshall & Ilsley Corp. ^	13,950	252
Wells Fargo & Co. ^	44,130	1,503
Commercial Services & Supplies (0.9%)
Avery Dennison Corp. ^	10,000	350
Communications Equipment (0.7%)
Comverse Technology, Inc. ‡ ^	18,705	136
Echostar Corp. ‡ ^	6,060	118
Computers & Peripherals (1.9%)
International Business Machines Corp.	7,700	716
Consumer Finance (3.8%)
American Express Co.	19,470	535
Capital One Financial Corp. ^	23,100	904
Diversified Financial Services (5.9%)
Bank of America Corp. ^	40,800	986
JPMorgan Chase & Co.	30,410	1,254
Diversified Telecommunication Services (6.2%)
AT&T, Inc.	49,734	1,331
Embarq Corp. ^	13,554	407
Verizon Communications, Inc. ^	20,500	608
Electric Utilities (1.8%)
Sempra Energy ^	15,600	664
Energy Equipment & Services (2.8%)
Halliburton Co. ^	27,200	538
Transocean, Inc. ^	6,427	529
Food & Staples Retailing (3.1%)
Wal-Mart Stores, Inc. ^	20,910	1,167
Food Products (3.0%)
Kraft Foods, Inc. -Class A	23,066	672
Unilever PLC ADR	19,500	440
Health Care Providers & Services (2.3%)
UnitedHealth Group, Inc. ^	17,800	422
WellPoint, Inc. ‡	11,500	447
Hotels, Restaurants & Leisure (2.5%)
McDonald’s Corp.	16,100	933
Household Products (2.8%)
Kimberly-Clark Corp.	17,400	1,066
Industrial Conglomerates (3.4%)
General Electric Co.	66,190	1,291
Insurance (9.2%)
Aflac, Inc.	12,500	554
Chubb Corp.	16,200	839
Loews Corp.	10,630	353
Marsh & McLennan Cos., Inc.	22,880	671
Travelers Cos., Inc. ^	24,940	1,061
Media (10.1%)
Dish Network Corp. -Class A ‡	33,800	532
Liberty Media Corp. - Entertainment -Class A ‡	34,520	556
News Corp. -Class B ^	81,660	867
Scripps Networks Interactive, Inc. -Class A ^	19,800	562
SES SA	31,800	572
Time Warner, Inc. ^	72,500	732
Multiline Retail (1.2%)
Target Corp. ^	11,400	457
Oil, Gas & Consumable Fuels (11.4%)
Devon Energy Corp. ^	6,100	493
El Paso Corp.	37,730	366
Exxon Mobil Corp.	9,900	734
Royal Dutch Shell PLC -Class A ADR ^	10,700	597
Suncor Energy, Inc.	16,408	392
Total SA ADR ^	31,480	1,745
Pharmaceuticals (3.3%)
Abbott Laboratories	9,930	548
Novartis AG ADR	13,700	699
Software (1.7%)
Microsoft Corp.	28,700	641
Specialty Retail (1.3%)
Home Depot, Inc. ^	21,500	507
Tobacco (6.0%)
Altria Group, Inc.	27,700	532
Lorillard, Inc. ^	9,400	619
Philip Morris International, Inc.	26,200	1,139
Total Common Stocks (cost $40,865)		37,095

	Principal
REPURCHASE AGREEMENT (4.8%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $1,834 on 11/03/2008 à •	$1,834	1,834
Total Repurchase Agreement (cost $1,834)		1,834

	Shares
SECURITIES LENDING COLLATERAL (24.1%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à	9,101,556	9,102
Total Securities Lending Collateral (cost $9,102)		9,102

Total Investment Securities (cost $51,801) #		$48,031

The notes to the financial statements are an integral part of this report.

25

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $8,884.
‡	Non-income producing security.
•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 3.56%, and a maturity date of 10/25/2036, and with a market value plus accrued interest of $1,874.

à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $52,432. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,607 and $7,008, respectively. Net unrealized depreciation for tax purposes is $4,401.

DEFINITIONS:

ADR	American Depositary Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

26

Transamerica Marsico Growth

(unaudited)

MARKET ENVIRONMENT

US large capitalization equities, as measured by the Standard and Poor’s 500 Composite Stock Index (“S&P 500”), posted sharp declines for the one-year period ended October 31, 2008.  Large capitalization equity benchmarks such as the S&P 500 and the Russell 1000® Growth Index (“Russell 1000 Growth”) had total returns of (36.10)% and (36.95)%, respectively, for the twelve-month period ended October 31, 2008.

From the perspective of economic sector performance (using Global Industry Classification Standards (“GICS”) classifications for the S&P 500 as a reference point), weakness was widespread. All ten sectors in the S&P 500 had a negative return. Financials (-52%), information technology (-41%), and materials (-41%) were the worst-performing sectors. Consumer staples was the best-performing sector with a return of (12)%.  All other sectors were down between (24)% and (39)%.

At an industry level, performance was similarly dismal even worse in some instances. No area came close to achieving a positive return. In fact, just two groups (Food and Staples Retailing and Household and Personal Products) had declines of less than (10)%.

There was scant differentiation in terms of market leadership, either in terms of capitalization or style, during the reporting period. Large capitalization equities underperformed their small capitalization counterparts by more than 2% (based on the Russell 1000 Index and Russell 2000 Index performance), although it bears mentioning that both indices with returns of (36.80)% and (34.16)%, respectively were deeply “in the red”.  Within the US large capitalization arena, growth performed nearly identically to value during the period. The Russell 1000® Value Index had total returns of (36.80)%.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Marsico Growth Class A returned (35.64)%. By comparison, its primary and secondary benchmarks, the S&P 500 and the Russell 1000® Growth, returned (36.10)% and (36.95)%, respectively.

STRATEGY REVIEW

Against the backdrop of an exceedingly turbulent and volatile market, the portfolio outperformed the S&P 500, its primary benchmark index, for the annual period. The portfolio’s transportation positions performed well. Railroad operators Union Pacific Corporation (+7%) and Norfolk Southern Corp. (+14%) were among the portfolio’s top-performing individual positions. A position in banking company Wells Fargo & Company (+5%) and biotechnology company Genentech, Inc. (+13%) also helped performance.

As the benchmark index suffered a loss of more than 36%, maintaining an average weight of 14% of net assets in cash and cash equivalents preserved capital to a certain degree.

There were a few areas of weakness for the portfolio during the period. Stock selection and an underweighted posture in the health care and consumer staples sectors detracted from performance. In the health care sector, positions in health care services provider UnitedHealth Group Incorporated (-39%) and pharmaceutical company Merck & Co., Inc. (-36%) negatively impacted performance. (As of October 31, 2008 both positions had been sold from the portfolio.) With regard to consumer staples, the portfolio’s positions in Heineken N.V. (-59% prior to being sold) and CVS Caremark Corporation (-26%) detracted from results.

Holdings in the energy sector were an additional source of weakness for the portfolio. Price declines in oil services provider Schlumberger Limited (-45%) and Brazil-based oil producer Petroleo Brasileiro SA (-42%) hurt performance.

During the reporting period, the portfolio’s average sector allocations emphasized the consumer discretionary, information technology, industrials, and financials sectors. The portfolio invested in all ten GICS economic sector during the twelve-month period, with the consumer staples, energy, financials, and utilities sectors averaging a significantly underweighted posture relative to the portfolio’s primary benchmark, the S&P 500. The portfolio held an average of 14% in cash and cash equivalents during the twelve-month period. As of October 31, 2008, cash and cash equivalents represented more than 21% of the portfolio’s net assets. The elevated cash level provided a measure of protection in the adverse market environment.  We believe that the portfolio’s cash positions will decrease as we identify new investment opportunities and add selectively to existing holdings.

Thomas F. Marsico

Portfolio Manager

Columbia Management Advisors, LLC

Columbia Management Advisors, LLC has entered into an agreement with its affiliate, Marsico Capital Management, LLC, to provide portfolio management services to the Fund.

27

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date

Class A (NAV)	(35.64)%	0.53%	(0.71)%	3/1/99
Class A (POP)	(39.17)%	(0.60)%	(1.28)%	3/1/99
S&P 500(1)	(36.10)%	0.26%	(0.87)%	3/1/99
Russell 1000 Growth (1)	(36.95)%	(1.29)%	(3.87)%	3/1/99

Class B (NAV)	(35.63)%	0.18%	(1.22)%	3/1/99
Class B (POP)	(38.85)%	(0.01)%	(1.22)%	3/1/99

Class C (NAV)	(35.57)%	0.22%	3.42%	11/11/02
Class C (POP)	(36.22)%	0.22%	3.42%	11/11/02

Class I (NAV)	(35.35)%	N/A	(4.34)%	11/15/05

NOTES

(1) The Standard and Poor’s 500 Composite Stock Index (S&P 500) and the Russell 1000 Growth Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

28

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$729.79	1.23%	$5.35
Hypothetical (b)	1,000.00	1,018.95	1.23	6.24

Class B
Actual	1,000.00	730.00	1.19	5.17
Hypothetical (b)	1,000.00	1,019.15	1.19	6.04

Class C
Actual	1,000.00	730.61	1.11	4.83
Hypothetical (b)	1,000.00	1,019.56	1.11	5.63

Class I
Actual	1,000.00	731.86	0.85	3.70
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

(unaudited)

At October 31, 2008

This chart shows the percentage breakdown by Sector of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

29

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (79.0%)
Aerospace & Defense (5.3%)
General Dynamics Corp.	135,469	$8,171
Lockheed Martin Corp.	126,575	10,765
Biotechnology (6.0%)
Genentech, Inc. ‡ ^	171,241	14,203
Gilead Sciences, Inc. ‡ ^	159,217	7,300
Capital Markets (1.7%)
Goldman Sachs Group, Inc.	67,622	6,255
Chemicals (6.1%)
Air Products & Chemicals, Inc.	41,119	2,390
Monsanto Co.	156,258	13,904
Praxair, Inc. ^	80,665	5,255
Commercial Banks (9.0%)
Industrial & Commercial Bank of China - Class H	17,215,000	8,100
US Bancorp ^	364,153	10,855
Wells Fargo & Co. ^	387,976	13,211
Communications Equipment (2.3%)
Qualcomm, Inc.	217,215	8,311
Computers & Peripherals (2.9%)
Apple, Inc. ‡	96,457	10,378
Diversified Financial Services (2.2%)
JPMorgan Chase & Co.	193,186	7,969
Electrical Equipment (0.2%)
Vestas Wind Systems ‡	16,550	678
Energy Equipment & Services (4.7%)
Cameron International Corp. ‡ ^	46,080	1,118
FMC Technologies, Inc. ‡ ^	11,391	399
Schlumberger, Ltd.	141,370	7,302
Transocean, Inc.	99,546	8,196
Food & Staples Retailing (5.8%)
Costco Wholesale Corp. ^	116,549	6,644
CVS Caremark Corp.	341,701	10,473
Wal-Mart Stores, Inc.	61,388	3,426
Hotels, Restaurants & Leisure (9.9%)
Las Vegas Sands Corp. ‡ ^	101,521	1,441
McDonald’s Corp.	435,405	25,223
Wynn Resorts, Ltd. ^	56,754	3,428
Yum! Brands, Inc.	182,068	5,282
Internet Software & Services (0.8%)
Google, Inc. -Class A ‡	7,744	2,783
IT Services (5.6%)
Mastercard, Inc. -Class A ^	68,130	10,071
Visa, Inc. -Class A	183,407	10,152
Multiline Retail (1.3%)
Target Corp. ^	112,071	4,496
Oil, Gas & Consumable Fuels (1.7%)
Devon Energy Corp.	9,915	802
Petroleo Brasileiro SA ADR	201,716	5,424
Pharmaceuticals (0.3%)
Johnson & Johnson	17,461	1,071
Real Estate Management & Development (1.0%)
St Joe Co. ‡ ^	114,242	3,532
Road & Rail (7.8%)
CSX Corp.	40,397	1,847
Norfolk Southern Corp.	136,560	8,185
Union Pacific Corp.	268,266	17,912
Software (0.3%)
Oracle Corp. ‡	61,190	1,119
Specialty Retail (2.6%)
Lowe’s Companies, Inc.	427,813	9,283
Textiles, Apparel & Luxury Goods (1.2%)
Nike, Inc. -Class B ^	75,092	4,328
Wireless Telecommunication Services (0.3%)
China Mobile, Ltd.	103,600	912
Total Common Stocks (cost $307,849)		282,594

	Principal
REPURCHASE AGREEMENT (22.5%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $80,712 on 11/03/2008 à •	$80,711	80,711
Total Repurchase Agreement (cost $80,711)		80,711

	Shares
SECURITIES LENDING COLLATERAL (15.3%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à	54,712,666	54,713
Total Securities Lending Collateral (cost $54,713)		54,713

Total Investment Securities (cost $443,273) #		$418,018

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $53,525.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Obligation with an interest rate of 0.00%, and a maturity date of 01/15/2009, and with a market value plus accrued interest of $82,329.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $449,000. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $15,077 and $46,059, respectively. Net unrealized depreciation for tax purposes is $30,982.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

30

Transamerica MFS International Equity

(unaudited)

MARKET ENVIRONMENT

During the year ended October 31, 2008, investors’ concerns over slowing economic growth and the credit crunch increased, despite inflation fears dissipating somewhat, as commodity prices fell in the later part of the year. The bail-outs of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and later of American International Group, Inc. (“AIG”), plus the bankruptcy of Lehman Brothers Holdings Inc. (“Lehman Brothers”) were followed by additional central bank support for financial markets. Levels of uncertainty remain high, as do market volatility levels.

The stocks which satisfy our investment criteria continue to be concentrated in the less cyclical areas of the market, with above-average returns and below-average debt levels. We see a “barbell” nature to the market with nearly half of the market in more cyclical sectors (financial services, basic materials, industrial goods, energy and transportation). Many stocks in these cyclical sectors appear cheap but we have concerns about the level and sustainability of future earnings.

PERFORMANCE

For the year ended October 31, 2008, Transamerica MFS International Equity Class A returned (40.23)%. By comparison, its benchmark, the Morgan Stanley Capital International (EAFE) Index (“MSCI-EAFE”), returned (46.34)%.

STRATEGY REVIEW

There has been no change to our investment philosophy or process. We remain focused on high-quality companies with sustainable above-average growth and returns whose prospects are not currently reflected in their valuation.

Stock selection and an overweighted position in the consumer staples sector contributed to performance relative to the MSCI-EAFE. Global food company Nestle S.A. (Switzerland), household and industrial products manufacturer Kao Corporation (Japan), household products manufacturer Reckitt Benckiser plc (United Kingdom (“UK”)), and producer of alcoholic drinks Diageo plc (UK) were among the portfolio’s top contributors for the reporting period.

An underweighted position in the financial services sector also boosted relative returns. Not holding financial services firm Royal Bank of Scotland Group plc helped as the company’s stock significantly underperformed the benchmark.

Favorable security selection in the basic materials sector was another positive area of relative performance. Chemical company Shin-Etsu Chemical Co., Ltd. (Japan) boosted relative results during the reporting period.

Stocks in other sectors that aided relative returns included pharmaceutical and diagnostic company Roche Holding Ltd. (Switzerland) and printer and computer peripherals maker Canon Inc. (Japan).

The portfolio’s cash position was also a contributor to relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the portfolio’s benchmark, holding cash helped performance versus the benchmark, which has no cash position. Stock selection in the leisure sector detracted from relative performance. Over the reporting period, the portfolio’s holdings of poor-performing UK gaming operator William Hill PLC held back relative results.

Underweighted positions in the utilities and communications and automotive and housing sectors also had a negative impact on relative results. No individual holdings within the utilities and communications sector were among the portfolio’s top detractors. In the automotive and housing sector, our positioning in automobile maker Toyota Industries Corporation (Japan) (this position was not held at period’s end) hindered relative returns.

A combination of security selection and an underweighted position in the energy sector dampened relative performance.  Not owning integrated oil company BP PLC (UK), a benchmark constituent that outperformed the overall index, hurt relative returns.

Although the financial services sector was the top contributing sector to relative performance overall, several individual securities within this sector had a negative impact on results. These included financial services firms, UBS AG (Switzerland) (this position was not held at period’s end) and AXA (France), and banking operator Erste Bank AG (Austria).

Elsewhere, the portfolio’s holdings of poor-performing electrical equipment manufacturer Schneider Electric SA (France) held back relative returns.

We are spending much of our time analyzing cyclical stocks to see if we can invest in high quality, sustainable businesses at depressed valuations on a long term view, but so far we have made few trades. The non-cyclical stocks continue to trade at higher valuations, but we have more confidence that these companies can sustain reasonable levels of growth and returns through cycles.

The turnover in the portfolio was fairly low relative to the level of volatility in the market overall. At the end of September, the portfolio was most overweight the consumer staples and health care sectors and was most underweight the financial services and utilities and communications sectors.

David R. Mannheim

Marcus L. Smith

Co-Portfolio Managers

MFS Investment Management

31

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Class A (NAV)	(40.23)%	2.41%	(0.29)%	0.46%	2/1/97
Class A (POP)	(43.54)%	1.26%	(0.85)%	(0.02)%	2/1/97
MSCI EAFE (USD) (1)	(46.34)%	4.04%	2.05%	3.06%	2/1/97

Class B (NAV)	(40.41)%	2.10%	(0.75)%	0.03%	2/1/97
Class B (POP)	(43.14)%	2.05%	(0.75)%	0.03%	2/1/97

Class C (NAV)	(40.33)%	2.11%	N/A	4.08%	11/11/02
Class C (POP)	(40.87)%	2.11%	N/A	4.08%	11/11/02

Class I (NAV)	N/A	N/A	N/A	(34.20)%	6/10/08

NOTES

(1) The Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI-EAFE) is a widely recognized unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

32

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$632.40	1.86%	$7.63
Hypothetical (b)	1,000.00	1,015.79	1.86	9.42

Class B
Actual	1,000.00	630.97	1.90	7.79
Hypothetical (b)	1,000.00	1,015.58	1.90	9.63

Class C
Actual	1,000.00	631.83	1.73	7.10
Hypothetical (b)	1,000.00	1,016.44	1.73	8.77

Class I
Actual	1,000.00	658.00	1.23	4.01
Hypothetical (b)	1,000.00	1,014.83	1.23	4.88

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

(unaudited)

At October 31, 2008

This chart shows the percentage breakdown by Region of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

33

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (94.1%)
Australia (0.2%)
QBE Insurance Group, Ltd. ^	7,541	$129
Austria (1.1%)
Erste Group Bank AG ^	22,543	601
Bermuda (0.7%)
LI & Fung, Ltd.	176,000	353
Brazil (0.6%)
Unibanco - Uniao de Bancos Brasileiros SA GDR ‡ ^	4,940	312
Canada (1.3%)
Canadian National Railway Co.	15,813	684
Czech Republic (0.7%)
Komercni Banka As	2,501	381
France (17.4%)
Air Liquide	9,945	858
AXA SA	62,069	1,186
Gdf Suez ^	27,327	1,216
Legrand SA ^	34,312	571
LVMH Moet Hennessy Louis Vuitton SA ^	25,623	1,705
Pernod-Ricard SA ^	12,868	838
Schneider Electric SA ^	19,208	1,151
Total SA	25,458	1,401
Vivendi	14,251	372
Germany (8.7%)
Bayer AG ^	19,257	1,054
Deutsche Boerse AG	6,860	536
E.ON AG	17,991	674
Linde AG	17,168	1,421
Merck KGAA	10,950	967
India (1.2%)
Infosys Technologies, Ltd. ADR ^	15,650	459
Satyam Computer Services, Ltd. ADR ^	14,320	225
Italy (0.8%)
Intesa Sanpaolo SpA	116,371	426
Japan (14.2%)
AEON Credit Service Co., Ltd. ^	32,200	343
Bridgestone Corp.	27,400	479
Canon, Inc.	51,800	1,813
Fanuc, Ltd. ^	8,700	580
Hirose Electric Co., Ltd. ^	2,000	173
Hoya Corp.	44,700	816
INPEX Corp.	125	726
KAO Corp. ^	31,000	906
Konica Minolta Holdings, Inc.	17,000	112
Omron Corp. ^	10,200	146
Ricoh Co., Ltd.	5,000	54
Shin-Etsu Chemical Co., Ltd.	25,000	1,329
Tokyo Electron, Ltd.	5,100	170
Korea, Republic of (1.2%)
Samsung Electronics Co., Ltd.	1,513	638
Mexico (1.2%)
America Movil SAB de CV -Class R ADR ^	11,810	365
Grupo Modelo SAB de CV -Class C	87,700	267
Netherlands (6.9%)
AKZO Nobel NV ^	6,830	284
ASML Holding NV ^	16,555	290
Heineken NV	42,720	1,441
TNT NV	41,490	876
Wolters Kluwer NV	48,330	856
Singapore (1.1%)
Singapore Telecommunications, Ltd.	346,150	583
South Africa (0.5%)
MTN Group, Ltd.	24,890	279
Switzerland (16.4%)
Actelion, Ltd. ‡ ^	9,683	512
Compagnie Financiere Richemont SA	24,556	516
Givaudan SA ^	1,480	1,008
Julius Baer Holding AG	19,290	754
Nestle SA	73,105	2,843
Roche Holding AG	16,801	2,569
Swiss Reinsurance ^	13,945	582
Taiwan (1.0%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	65,243	539
United Kingdom (16.6%)
BHP Billiton, Ltd.	19,578	332
Burberry Group PLC	78,810	351
Diageo PLC	97,186	1,483
GlaxoSmithKline PLC	24,485	471
HSBC Holdings PLC	32,970	390
Ladbrokes PLC	103,978	265
Reckitt Benckiser Group PLC	45,661	1,931
Royal Dutch Shell PLC -Class A ^	38,386	1,055
Smiths Group PLC	45,245	583
Standard Chartered PLC	32,910	544
Tesco PLC	71,079	389
William Hill PLC	131,537	404
WPP Group PLC	126,737	758
United States (2.3%)
Synthes, Inc.	9,414	1,215
Total Common Stocks (cost $68,178)		50,540

	Principal
REPURCHASE AGREEMENT (5.7%)
United States (5.7%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $3,074 on 11/03/2008 à •	$3,074	3,074
Total Repurchase Agreement (cost $3,074)		3,074

	Shares
SECURITIES LENDING COLLATERAL (21.7%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	11,681,737	11,682
Total Securities Lending Collateral (cost $11,682)		11,682

Total Investment Securities (cost $82,934) #		$65,296

The notes to the financial statements are an integral part of this report.

34

	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Pharmaceuticals	7.7%	$5,062
Chemicals	7.5%	4,900
Beverages	6.2%	4,029
Oil, Gas & Consumable Fuels	4.9%	3,181
Food Products	4.4%	2,843
Household Products	4.4%	2,838
Commercial Banks	4.1%	2,654
Textiles, Apparel & Luxury Goods	3.9%	2,572
Media	3.0%	1,986
Office Electronics	3.0%	1,978
Insurance	2.9%	1,896
Electrical Equipment	2.6%	1,722
Semiconductors & Semiconductor Equipment	2.5%	1,637
Multi-Utilities	1.9%	1,216
Health Care Equipment & Supplies	1.9%	1,215
Electronic Equipment & Instruments	1.7%	1,135
Air Freight & Logistics	1.3%	876
Capital Markets	1.2%	754
Road & Rail	1.1%	684
IT Services	1.1%	684
Electric Utilities	1.0%	674
Hotels, Restaurants & Leisure	1.0%	669
Wireless Telecommunication Services	1.0%	645
Diversified Telecommunication Services	0.9%	583
Industrial Conglomerates	0.9%	583
Machinery	0.9%	580
Diversified Financial Services	0.8%	536
Biotechnology	0.8%	512
Auto Components	0.7%	479
Food & Staples Retailing	0.6%	389
Trading Companies & Distributors	0.5%	353
Consumer Finance	0.5%	343
Metals & Mining	0.5%	332
Investment Securities, at Value	77.4%	50,540
Short-Term Investments	22.6%	14,756
Total Investments	100.0%	$65,296

The notes to the financial statements are an integral part of this report.

35

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $11,149.
‡	Non-income producing security.
•

Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 3.56%, and a maturity date of 10/25/2036, and with a market value plus accrued interest of $3,136.

à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $82,962. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $90 and $17,756, respectively. Net unrealized depreciation for tax purposes is $17,666.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

36

Transamerica PIMCO Real Return TIPS

(unaudited)

MARKET ENVIRONMENT

During the first half of the period, yields on government bonds continued to fall worldwide, capping a period in which collapsing property markets and anxiety about sub-prime assets threatened to tip the US economy into recession. High quality bonds such as US Treasury Inflation-Protected Securities (“TIPS”) outperformed most fixed income sectors during this period as investors sought safer assets during the sub-prime crisis. The TIPS market rally was more pronounced for shorter maturities over this time as surging commodity prices, notably food and energy, increased demand for the inflation protection of these issues. Market inflation expectations increased as a result, which are measured by the breakeven inflation level, or simply the difference between nominal and real yields of similar maturity. TIPS outperformed nominal Treasury bonds of comparable maturity during the period with strong inflation accruals from higher commodity prices driving relative performance.

To forestall a recession and unfreeze credit markets during the early part of the year, the Federal Reserve Board (“Fed”) initially eased the federal funds rate by 250 basis points. The US yield curve continued to steepen as markets expected more rate cuts and infusions of liquidity by the Fed to combat an ongoing credit crunch. During the year home prices were still in freefall, consumer confidence plunged and unemployment was on the rise. Oil prices touched a record and other commodity prices surged as well, helping push the Consumer Price Index (“CPI”) inflation above 4%. Perhaps more importantly, higher energy costs helped to raise some indicators of inflation expectations. However, towards the close of the period inflation concerns were reeled in, as commodity prices fell, oil prices finally settled at $68/barrel.

During the second half of the period, TIPS gave back some of their gains as real yields rose fairly consistently across the maturity spectrum with intermediate yields rising the most. Declining commodity prices added to the negative prospects for these issues, while very illiquid market conditions exacerbated the downward move. The sharp rise in real yields can largely be attributable to TIPS reduced liquidity as prospects for diminished economic activity would most likely signal lower real interest rates.

PERFORMANCE

For the year ended October 31, 2008, Transamerica PIMCO Real Return TIPS Class A returned (5.29)%. By comparison, its benchmark, the Barclays Capital (formerly Lehman Brothers) Global Real US TIPS Index, returned (4.10)%.

STRATEGY REVIEW

Curve positioning, with an emphasis on shorter maturities, was positive for performance, as the shape of the yield curve steepened as measured by the change in the 2 and 30-year Treasury yields. An average underweight to US duration during the past twelve months detracted from returns as yields fell over the period. An overweight to bonds of financial companies detracted from performance during the latter period; and contagion from sub-prime related de-leveraging swept through this sector despite unprecedented government support. These securities recovered some of the return as the credit markets started to show signs of stabilization in October. Modest exposure to emerging market currencies helped returns during the first half of the period as the US dollar weakened but gave back some returns during the latter half. During the early part of the year, overweight to real versus nominal US duration helped returns as US TIPS outperformed nominal bonds. An underweight to US TIPS during the latter half also helped returns as US TIPS significantly underperformed nominal bonds. An emphasis on Inflation Linked Bonds (“ILB”s) versus nominal bonds in Japan detracted from return; and ILBs underperformed their nominal counterparts in Japan as breakeven inflation moved into negative territory. UK and Euroland nominal bond positioning did offset some of the negative returns.

Mihir Worah, Ph.D.

Portfolio Manager

Pacific Investment Management Company LLC

Prior to January 25, 2008, John B. Brynjolfsson was also a co-portfolio manager.

37

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date
Class A (NAV)	(5.29)%	2.43%	2.51%	3/1/03
Class A (POP)	(9.80)%	1.44%	1.63%	3/1/03
Barclays Capital Global Real US TIPS Index(1)	(4.10)%	3.15%	3.23%	3/1/03

Class B (NAV)	(5.38)%	2.09%	2.14%	3/1/03
Class B (POP)	(9.89)%	1.92%	2.14%	3/1/03

Class C (NAV)	(5.36)%	2.04%	2.10%	3/1/03
Class C (POP)	(6.26)%	2.04%	2.10%	3/1/03

Class I (NAV)	(5.29)%	N/A	1.43%	11/8/04

NOTES

(1) The Barclays Capital Global Real US TIPS Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

38

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class A
Actual	$1,000.00	$886.14	0.78%	$3.70
Hypothetical (b)	1,000.00	1,021.22	0.78	3.96

Class B
Actual	1,000.00	885.70	0.79	3.74
Hypothetical (b)	1,000.00	1,021.17	0.79	4.01

Class C
Actual	1,000.00	885.47	0.74	3.51
Hypothetical (b)	1,000.00	1,021.42	0.74	3.76

Class I
Actual	1,000.00	885.94	0.74	3.51
Hypothetical (b)	1,000.00	1,021.42	0.74	3.76

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type

(unaudited)

At October 31, 2008

This chart shows the percentage breakdown by Asset Type of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

39

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATIONS (104.6%)
U.S. Treasury Inflation Indexed Bond
1.75%, due 01/15/2028		$5,441	$4,253
2.00%, due 01/15/2026		29,886	24,532
2.38%, due 01/15/2025 - 01/15/2027 ^		93,940	81,339
3.38%, due 04/15/2032 ^		617	630
3.63%, due 04/15/2028		40,464	41,757
3.88%, due 04/15/2029		48,970	52,382
U.S. Treasury Inflation Indexed Note
1.38%, due 07/15/2018		8,947	7,651
1.63%, due 01/15/2018		12,865	11,155
1.88%, due 07/15/2013 - 07/15/2015		106,862	98,977
2.00%, due 04/15/2012 - 01/15/2016 ^		129,755	118,443
2.38%, due 04/15/2011 - 01/15/2017		105,766	98,759
2.50%, due 07/15/2016 ^		10,741	9,890
2.63%, due 07/15/2017 ^		7,612	7,133
3.00%, due 07/15/2012 ^		23,520	22,938
3.38%, due 01/15/2012		5,126	5,025
3.50%, due 01/15/2011		69,424	67,808
3.88%, due 01/15/2009		1,470	1,452
4.25%, due 01/15/2010 ^		1,172	1,161
Total U.S. Government Obligations (cost $691,118)			655,285

U.S. GOVERNMENT AGENCY OBLIGATIONS (68.6%)
Fannie Mae
3.41%, due 08/25/2034 *		152	145
3.50%, due 11/25/2013		39	39
3.86%, due 10/01/2044 *		75	74
5.00%, due 03/01/2033 - 07/01/2038		7,220	6,842
5.50%, due 10/01/2036 - 09/01/2038		305,580	301,424
6.00%, due 06/01/2036 - 08/01/2038		29,892	29,893
Fannie Mae, TBA
6.00%, due 11/01/2037		17,000	16,989
Freddie Mac
4.50%, due 05/15/2017 - 02/15/2023		1,577	1,577
4.82%, due 02/15/2019 *		5,061	4,918
5.00%, due 12/14/2018 - 02/15/2020 ^		3,049	2,976
5.50%, due 07/01/2037 - 04/01/2038		57,540	56,146
Ginnie Mae, TBA
6.00%, due 11/01/2038		9,000	9,000
Total U.S. Government Agency Obligations (cost $432,062)			430,023

FOREIGN GOVERNMENT OBLIGATIONS (3.7%)
Deutschland
4.75%, due 07/04/2040	EUR	100	133
Italy Buoni Poliennali del Tesoro
2.35%, due 09/15/2019	EUR	1	2
Japanese Government CPI Linked Bond
0.80%, due 12/10/2015	JPY	400,140	3,456
1.10%, due 12/10/2016	JPY	622,810	5,391
1.20%, due 06/10/2017 - 12/10/2017	JPY	1,425,970	12,257
1.40%, due 06/10/2018	JPY	244,320	2,116
Total Foreign Government Obligations (cost $23,296)			23,355

MORTGAGE-BACKED SECURITIES (1.5%)
Banc of America Mortgage Securities, Inc.
Series 2004-1, Class 5A1
6.50%, due 09/25/2033		76	71
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1
4.13%, due 03/25/2035 *		1,291	1,196
Series 2005-2, Class A2
4.13%, due 03/25/2035 *		599	574
Series 2005-5, Class A1
4.13%, due 08/25/2035 *		378	356
Series 2005-5, Class A2
4.55%, due 08/25/2035 *		671	639
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11, Class A1A
4.90%, due 12/25/2035 *		53	49
Series 2005-6, Class A1
4.75%, due 08/25/2035 *		448	424
Series 2005-6, Class A2
4.25%, due 08/25/2035 *		556	528
Series 2005-6, Class A3
4.10%, due 08/25/2035 *		79	71
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-3, Class 1A2
3.55%, due 04/25/2035 *		1,273	743
Series 2005-R2, Class 1AF1
3.60%, due 06/25/2035 -144A *		360	300
Greenpoint Mortgage Funding Trust
Series 2005-AR1, Class A2
3.48%, due 06/25/2045 *		594	372
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
4.54%, due 09/25/2035 *		1,124	891
Lehman XS Trust
Series 2006-10N, Class 1A1A
3.34%, due 07/25/2046 Џ *		87	85
Master Alternative Loans Trust
Series 2006-2, Class 2A1
3.66%, due 03/25/2036 *		1,017	545
Residential Accredit Loans, Inc.
Series 2006-QO6, Class A1
3.44%, due 06/25/2046 *		1,504	870
Sequoia Mortgage Trust
Series 5, Class A
4.63%, due 10/19/2026 *		160	145
Structured Asset Mortgage Investments, Inc.
Series 2006-AR5, Class 1A1
3.47%, due 05/25/2046 *		1,203	685
WAMU Mortgage Pass-Through Certificates
Series 2003-AR9, Class 2A
4.49%, due 09/25/2033 *		1,047	1,012
Total Mortgage-Backed Securities (cost $11,368)			9,556

The notes to the financial statements are an integral part of this report.

40

		Principal	Value
ASSET-BACKED SECURITIES (1.0%)
Chase Issuance
Series 2008-A13, Class A13
4.32%, due 09/15/2015 *		$5,300	$4,452
CSAB Mortgage Backed Trust
Series 2006-1, Class A6A
6.17%, due 06/25/2036		1,300	979
Equity One ABS, Inc.
Series 2004-1, Class AV2
3.56%, due 04/25/2034 *		48	30
GSAMP Trust
Series 2004-SEA2, Class A2A
3.55%, due 03/25/2034 *		56	56
Morgan Stanley Mortgage Loan Trust
Series 2006-12XS, Class A6A
5.73%, due 10/25/2036		500	405
Small Business Administration
Series 2004-P10A, Class 1
4.50%, due 02/01/2014		549	524
Truman Capital Mortgage Loan Trust
Series 2004-1, Class A1
3.60%, due 01/25/2034 -144A*		12	11
Total Asset-Backed Securities (cost $7,386)			6,457

MUNICIPAL GOVERNMENT OBLIGATIONS (1.2%)
Buckeye Tobacco Settlement Financing
5.88%, due 06/01/2047		500	311
Dallas Area Rapid Transit
5.00%, due 12/01/2036		3,000	2,815
New York City Municipal Water Finance
4.75%, due 06/15/2038 -Class D		200	164
5.00%, due 06/15/2038		500	456
North Texas Municipal Water District
5.00%, due 09/01/2035		2,100	1,852
State of California
5.00%, due 11/01/2037		800	696
Tobacco Settlement Financing Corp.
6.00%, due 06/01/2023		580	516
7.47%, due 06/01/2047		690	590
Total Municipal Government Obligations (cost $8,471)			7,400

CORPORATE DEBT SECURITIES (14.3%)
Capital Markets (2.3%)
Bear Stearns Cos., Inc.
6.95%, due 08/10/2012		1,700	1,677
Goldman Sachs Group, Inc.
4.07%, due 06/28/2010 *		3,000	2,722
6.75%, due 10/01/2037 ^		400	261
Morgan Stanley
4.90%, due 05/14/2010 *		9,400	8,650
6.63%, due 04/01/2018		1,700	1,414
Commercial Banks (6.4%)
ANZ National International, Ltd.
6.20%, due 07/19/2013 -144A		1,700	1,534
Credit Suisse, Inc.
5.00%, due 05/15/2013 ^		7,600	6,854
HBOS PLC
6.75%, due 05/21/2018 -144A		1,000	750
National Australia Bank, Ltd.
5.35%, due 06/12/2013 -144A		1,400	1,296
Rabobank Nederland NV
4.77%, due 01/15/2009 -144A *		400	401
Royal Bank of Scotland Group PLC
7.09%, due 09/29/2017 Ž	EUR	300	207
UBS AG
5.88%, due 12/20/2017 ^		$700	559
Unicredito Italiano Bank Ireland PLC
5.07%, due 05/18/2009 *		10,300	10,300
5.16%, due 05/15/2009 *		7,700	7,700
Wachovia Bank
3.70%, due 05/14/2010 *		7,300	6,975
Wachovia Bank NA
2.88%, due 12/02/2010 *		1,200	1,109
Wachovia Corp.
7.98%, due 03/15/2018 ^ Ž		2,200	1,662
Wells Fargo & Co.
4.38%, due 01/31/2013 ^		1,000	923
Wells Fargo Capital XIII
7.70%, due 03/26/2013 ^ Ž		800	654
Consumer Finance (0.4%)
American Express Co.
7.00%, due 03/19/2018 ^		1,320	1,017
8.15%, due 03/19/2038 ^		380	298
Ford Motor Credit Co. LLC
7.25%, due 10/25/2011		1,950	1,181
7.80%, due 06/01/2012		150	88
Diversified Financial Services (3.5%)
Atlantic & Western RE, Ltd.
10.13%, due 01/09/2009 -144A * §		700	689
Bank of America Corp.
8.13%, due 05/15/2018 ^ Ž		5,800	4,495
C10 Capital SPV, Ltd.
6.72%, due 12/31/2016 -144A ^ Ž		300	141
Citigroup Funding, Inc.
3.53%, due 04/23/2009 *		3,200	3,170
3.56%, due 05/07/2010 *		6,600	6,163
Citigroup, Inc.
3.51%, due 01/30/2009 *		500	494
8.30%, due 12/21/2057		800	549
General Electric Capital Corp.
2.86%, due 12/12/2008 *		500	499
6.50%, due 09/15/2067 -144A	GBP	1,900	1,682
Green Valley, Ltd.
8.99%, due 01/10/2011 -144A * §	EUR	300	367
Longpoint RE, Ltd.
8.07%, due 05/08/2010 -144A * §		$600	588
Mystic RE, Ltd.
11.81%, due 12/05/2008 -144A * §		400	397
12.81%, due 06/07/2011 -144A * §		1,000	989
Vita Capital III, Ltd.
5.00%, due 01/01/2012 -144A * §		400	378
Diversified Telecommunication Services (0.1%)
AT&T, Inc.
5.60%, due 05/15/2018		600	512
Electric Utilities (0.1%)
Public Service Electric & Gas Co.
5.30%, due 05/01/2018		600	494

The notes to the financial statements are an integral part of this report.

41

	Principal	Value
Food Products (0.2%)
Kraft Foods, Inc.
6.00%, due 02/11/2013 ^	$700	$654
6.13%, due 02/01/2018	600	514
Insurance (1.2%)
American International Group, Inc.
8.18%, due 05/15/2058 -144A	1,300	208
Foundation RE II, Ltd.
9.56%, due 11/26/2010 -144A * §	500	486
Metropolitan Life Global Funding I
5.19%, due 04/13/2009 -144A *	3,400	3,400
New York Life Global Funding
4.65%, due 05/09/2013 -144A	1,600	1,500
Pacific Life Global Funding
5.15%, due 04/15/2013 -144A ^	500	419
Residential Reinsurance 2007, Ltd.
10.06%, due 06/07/2010 -144A * §	1,600	1,570
Oil, Gas & Consumable Fuels (0.0%)
GAZ Capital SA
7.34%, due 04/11/2013 -144A	300	228
8.15%, due 04/11/2018 -144A	400	272
Pharmaceuticals (0.1%)
GlaxoSmithKline Capital, Inc.
5.65%, due 05/15/2018 ^	400	354
Total Corporate Debt Securities (cost $101,244)		89,444

	Shares
PREFERRED STOCK (0.1%)
Commercial Banks (0.1%)
Wachovia Corp., 7.50% ^ ▲	400	266
Total Preferred Stock (cost $400)		266

	Principal
LOAN ASSIGNMENTS (0.8%)
Automobiles (0.3%)
DaimlerChrysler Finance Co.
9.00%, due 08/03/2012	$2,270	1,543
Health Care Providers & Services (0.4%)
HCA, Inc.
6.01%, due 11/18/2013	3,046	2,519
Paper & Forest Products (0.1%)
Koch Forest Products, Inc.
7.47%, due 12/20/2012	975	806
Total Loan Assignments (cost $6,177)		4,868

	Contracts G
PURCHASED OPTIONS (0.0%)
Covered Call Options (0.0%)
10-Year U.S. Treasury Note
Call Strike $139.00
Expires 11/21/2008	154,000	2
Fannie Mae
Call Strike $106.00
Expires 11/06/2008 §	80,000,000	♦
Fannie Mae
Call Strike $110.00
Expires 12/04/2008 §	82,500,000	♦
Fannie Mae
Call Strike $107.00
Expires 01/06/2009 §	55,000,000	♦
Put Options (0.0%)
10-Year U.S. Treasury Note
Put Strike $84.00
Expires 11/21/2008	147,000	$2
Fannie Mae
Put Strike $82.00
Expires 11/06/2008 §	19,600,000	♦
U.S. Treasury Note
Put Strike $65.00
Expires 11/10/2008 §	23,500,000	♦
U.S. Treasury Note
Put Strike $65.00
Expires 11/10/2008 §	23,500,000	♦
U.S. Treasury TII
Put Strike $65.00
Expires 11/10/2008 §	88,100,000	♦
U.S. Treasury TII
Put Strike $65.00
Expires 11/17/2008 §	94,100,000	♦
U.S. Treasury TII
Put Strike $65.00
Expires 11/17/2008 §	60,000,000	♦
Total Purchased Options (cost $31)		4

	Notional Amount
PURCHASED SWAPTIONS (0.1%)
Covered Call Options (0.1%)
IRO 2-Year USD
Call Strike $3.50
Expires 02/02/2009 §	$9,300,000	127
IRO 2-Year USD
Call Strike $3.45
Expires 08/03/2009 §	500,000	5
IRO 2-Year USD
Call Strike $3.85
Expires 08/03/2009 §	1,900,000	29
IRO 2-Year USD
Call Strike $3.45
Expires 08/03/2009 §	2,800,000	30
Total Purchased Swaptions (cost $158)		191

	Principal
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (2.3%)
U.S. Treasury Bill
Zero Coupon, due 11/13/2008 ±	$9,300	9,300
Zero Coupon, due 11/20/2008	4,400	4,400
Zero Coupon, due 12/26/2008 ^	500	499
Total Short-Term U.S. Government Obligations (cost $14,198)		14,199

	Shares
SECURITIES LENDING COLLATERAL (13.0%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	81,631,330	81,631
Total Securities Lending Collateral (cost $81,631)		81,631

Total Investment Securities (cost $1,377,540) #		$1,322,679

The notes to the financial statements are an integral part of this report.

42

	Contracts Г	Value
WRITTEN OPTIONS (0.0%)
Put Options (0.0%)
10-Year U.S Treasury Future	147,000	$(173)
Put Strike $113.00
Expires 11/21/2008
Call Options (0.0%)
10-Year U.S Treasury Future	149,000	(16)
Call Strike $118.00
Expires 11/21/2008
U.S. Treasury Bond	21,000	(4)
Call Strike $121.00
Expires 11/21/2008
10-Year U.S Treasury Future	5,000	♦
Call Strike $119.00
Expires 11/21/2008
Total Written Options (Premiums: $197)		(193)

	Notional Amount
WRITTEN SWAPTIONS (-0.1%)
Call Options (-0.1%)
OTC Euro vs USD	$4,000	$(214)
Call Strike $5.37
Expires 9/20/2010
5-Year IRO USD	4,000	(101)
Call Strike $4.30
Expires 2/2/2009
5-Year IRO USD	200	(4)
Call Strike $4.15
Expires 8/3/2009
7-Year IRO USD	900	(24)
Call Strike $4.40
Expires 8/3/2009
7-Year IRO USD	600	(19)
Call Strike $4.55
Expires 8/3/2009
Put Options (0.0%)
OTC Euro vs USD	4,000	(119)
Put Strike $5.37
Expires 9/20/2010
Total Written Swaptions (Premiums: $410)		(481)

CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION: €

Reference Entity	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)
Dow Jones CDX.HY-8 Index §	2.75%	06/20/2012	BRC	$2,156	$246
Dow Jones CDX.HY-8 Index §	2.75%	06/20/2012	MEI	2,548	327
Dow Jones CDX.HY-8 Index §	2.75%	06/20/2012	BTI	98	12
Dow Jones CDX.HY-8 Index §	2.75%	06/20/2012	MYC	2,646	302
Dow Jones CDX.HY-8 Index §	2.75%	06/20/2012	UAG	2,352	277
Goldman Sachs Group, Inc., 6.60%, due 1/15/2012	3.81%	09/20/2012	MYC	500	(39)
					$1,125

The notes to the financial statements are an integral part of this report.

43

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION: €

Reference Entity	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns Co Inc, 5.53% due 10/30/2015	1.78%	12/20/2012	GST	$500	$(14)
Bear Stearns Co Inc, 6.63% due 1/08/2012	0.72%	09/20/2012	CBK	800	(9)
BRL-CDI	12.54%	01/02/2012	MLC	27,600	(826)
Chesapeake Energy Corp., 6.88% due 01/15/2016	2.10%	09/20/2013	FBF	75	(14)
Chesapeake Energy Corp., 6.88% due 01/15/2016	2.10%	09/20/2013	FBF	850	(154)
Commercial Mortgage Backed Securities Index	0.08%	12/13/2049	MYC	4,200	100
Dow Jones CDX.HY-9 Index	6.35%	12/20/2012	DUB	900	(67)
Dow Jones CDX.HY-9 Index	6.51%	12/20/2012	MEI	200	(14)
Dow Jones CDX.HY-9 Index	6.57%	12/20/2012	MYC	1,300	(87)
Dow Jones CDX.HY-9 Index	6.69%	12/20/2012	MEI	400	(25)
Dow Jones CDX.IG.10 Index §	1.55%	06/20/2013	DUB	29,275	960
Dow Jones CDX.IG.10 Index §	1.55%	06/20/2013	GST	11,513	418
Dow Jones CDX.IG-10 Index §	1.55%	06/20/2013	MEI	7,577	223
Dow Jones CDX.IG.10 Index §	1.55%	06/20/2013	MYC	12,694	399
Dow Jones CDX.IG.9 Index §	0.80%	12/20/2017	GST	1,968	138
Dow Jones CDX.IG.9 Index §	0.80%	12/20/2017	MYC	3,936	222
Dow Jones CDX.IG.9 Index §	0.80%	12/20/2017	BRC	9,348	610
Dow Jones CDX.IG.9 Index §	6.55%	12/20/2012	BRC	1,400	572
Dow Jones CDX.IG.9 Index	0.99%	12/20/2012	DUB	1,100	(10)
Dow Jones CDX.IG.9 Index	1.13%	12/20/2012	MYC	400	(1)
Dow Jones CDX.IG-11 Index	1.50%	12/20/2013	DUB	1,800	(25)
Ford Motor Credit, 7.00%, due 10/01/2013	0.75%	09/20/2012	MYC	500	(188)
Ford Motor Credit, 7.00%, due 10/01/2013	3.80%	09/20/2012	BRC	300	(113)
General Electric Capital Corporation, 6.00%, due 06/15/2012	1.01%	03/20/2013	BRC	2,800	(418)
GMAC LLC, 6.88%, due 08/28/2012	3.05%	09/20/2012	GST	700	(285)
GMAC LLC, 6.88%, due 08/28/2012	3.05%	09/20/2012	BRC	100	(41)
GMAC LLC, 6.88%, due 08/28/2012 §	5.00%	09/20/2012	CBK	600	218
GMAC LLC, 6.88%, due 08/28/2012	5.35%	09/20/2012	GST	3,400	(1,211)
GMAC LLC, 6.88%, due 08/28/2012	6.85%	06/20/2012	MYC	300	(95)
GMAC LLC, 6.88%, due 08/28/2012	7.00%	09/20/2012	BOA	400	(128)
Republic of Indonesia Government Bond, 6.75%, due 03/10/2014	0.51%	12/22/2008	DUB	1,700	(13)
Republic of Panama Government Bond, 8.875%, due 09/30/2027	0.30%	12/22/2008	BRC	1,700	(6)
Republic of Peru Government Bond, 8.75%, due 11/21/2033	0.35%	12/22/2008	BRC	1,700	(3)
Russian Federation Government Bond, 5.00%, due 03/31/2030	0.33%	12/22/2008	BRC	1,700	(19)
Ukraine Government Bond, 7.65%, due 06/11/2013	0.78%	12/22/2008	BRC	1,700	(58)
					$36

The notes to the financial statements are an integral part of this report.

44

INTEREST RATE SWAP AGREEMENTS - RECEIVABLE:  €

Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Unrealized Appreciation/ (Depreciation)
3-Month AUD-Bank Bill Rate	7.00%	03/15/2019	UAG	AUD	3,500	$(205)
3-Month USD-LIBOR	5.00%	12/20/2021	DUB	$1,200		(150)
3-Month USD-LIBOR	5.00%	12/17/2038	MLC	30,600		(3,631)
3-Month USD-LIBOR	5.00%	12/17/2018	RYL	16,200		(509)
3-Month USD-LIBOR	5.00%	12/17/2018	MYC	1,000		(8)
3-Month USD-LIBOR	5.00%	12/17/2028	MYC	1,300		(96)
3-Month USD-LIBOR	5.00%	12/17/2023	MLC	4,700		(265)
3-Month USD-LIBOR	5.00%	12/17/2018	BOA	700		(26)
3-Month USD-LIBOR	5.00%	12/17/2038	CBK	2,600		(289)
3-Month USD-LIBOR	5.00%	12/17/2023	RYL	1,300		(52)
3-Month USD-LIBOR	5.00%	12/17/2038	RYL	6,400		(538)
3-Month USD-LIBOR	5.00%	12/17/2023	BOA	10,500		(655)
3-Month USD-LIBOR	5.00%	12/17/2038	MYC	600		(13)
3-Month USD-LIBOR	5.00%	12/17/2038	GLM	1,600		(97)
3-Month USD-LIBOR	5.00%	12/17/2018	MLC	3,000		(31)
3-Month USD-LIBOR	5.00%	12/17/2038	BOA	8,900		(562)
3-Month USD-LIBOR	5.00%	12/17/2018	BRC	8,000		(542)
3-Month USD-LIBOR	5.00%	12/17/2028	BRC	2,500		(139)
3-Month USD-LIBOR	5.00%	12/17/2038	FBF	700		(19)
6-Month GBP-LIBOR §	4.00%	12/15/2035	BRC	GBP	3,300	4
6-Month GBP-LIBOR §	4.00%	12/15/2035	FBF	GBP	1,400	18
6-Month GBP-LIBOR §	4.25%	06/12/2036	HUS	GBP	1,300	50
6-Month GBP-LIBOR §	5.00%	09/15/2010	FBF	GBP	3,400	143
6-Month GBP-LIBOR	5.00%	03/18/2039	GLM	GBP	800	(62)
6-Month GBP-LIBOR	5.00%	03/18/2039	BRC	GBP	800	(72)
6-Month GBP-LIBOR	4.50%	03/18/2039	HUS	GBP	1,500	25
6-Month-EURIBOR §	4.50%	03/19/2010	MYC	EUR	10,700	33
CPTFEMU Index	2.28%	10/15/2016	UAG	EUR	1,400	(4)
ICAP CMM FRA Fixing Rate	6.00%	12/24/2008	RYL	$4,400		16
						$(7,676)

INTEREST RATE SWAP AGREEMENTS - PAYABLE:  €

Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Unrealized Appreciation/ (Depreciation)
3-Month AUD-Bank Bill Rate §	7.50%	03/15/2010	UAG	AUD	38,600	$666
3-Month USD-LIBOR §	4.00%	12/17/2013	RYL	$7,500		192
3-Month USD-LIBOR §	4.00%	12/17/2013	MYC	12,800		292
6-Month AUD-Bank Bill Rate §	7.00%	12/15/2009	BRC	AUD	8,900	118
6-Month AUD-Bank Bill Rate §	6.50%	01/15/2010	JPM	AUD	1,700	11
6-Month AUD-Bank Bill Rate §	6.50%	01/15/2010	DUB	AUD	10,400	91
6-Month AUD-Bank Bill Rate §	6.50%	01/15/2010	CBK	AUD	2,700	18
6-Month AUD-Bank Bill Rate §	6.50%	01/15/2010	RBC	AUD	1,100	8
6-Month AUD-Bank Bill Rate	6.75%	12/15/2017	MYC	AUD	1,200	(47)
6-Month AUD-Bank Bill Rate	6.75%	12/15/2017	BRC	AUD	1,100	(43)
6-Month AUD-Bank Bill Rate §	7.00%	12/15/2009	MYC	AUD	9,600	127
6-Month AUD-Bank Bill Rate §	7.00%	06/15/2010	DUB	AUD	30,700	475
6-Month EURIBOR §	4.50%	03/19/2010	DUB	EUR	10,700	33
6-Month EURIBOR §	4.50%	03/18/2011	GLM	EUR	3,300	75
6-Month GBP-LIBOR §	5.00%	06/15/2009	BRC	GBP	2,800	29

The notes to the financial statements are an integral part of this report.

45

Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Unrealized Appreciation/ (Depreciation)
6-Month GBP-LIBOR §	5.00%	12/19/2009	BRC	GBP	17,800	$339
6-Month GBP-LIBOR §	5.00%	09/15/2010	RYL	GBP	5,100	222
6-Month GBP-LIBOR §	5.00%	03/20/2013	DUB	GBP	3,800	35
6-Month GBP-LIBOR §	5.00%	09/17/2013	MYC	GBP	1,900	66
6-Month GBP-LIBOR §	5.00%	03/18/2014	HUS	GBP	5,800	100
6-Month GBP-LIBOR §	6.00%	03/20/2010	DUB	GBP	5,100	57
6-Month JPY-LIBOR §	1.00%	03/18/2009	MYC	JPY	1,900,000	42
BRL-CDI	2.41%	01/04/2010	UAG	BRL	2,000	(25)
BRL-CDI	14.77%	01/02/2012	HUS	BRL	200	(5)
BRL-CDI	10.12%	01/02/2012	MYC	BRL	3,000	(173)
BRL-CDI	10.58%	01/02/2012	UAG	BRL	14,400	(843)
BRL-CDI	10.68%	01/02/2012	BRC	BRL	14,800	(720)
BRL-CDI	12.54%	01/02/2012	MYC	BRL	1,700	(54)
BRL-CDI	14.77%	01/02/2012	MLC	BRL	1,100	(20)
FRC-Excluding Tobacco-Non-Revised CPI §	2.10%	10/15/2010	BRC	EUR	5,000	179
FRC-Excluding Tobacco-Non-Revised CPI §	2.03%	10/15/2011	JPM	EUR	1,400	42
FRC-Excluding Tobacco-Non-Revised CPI §	2.04%	02/21/2011	BPS	EUR	5,500	173
FRC-Excluding Tobacco-Non-Revised CPI §	2.10%	10/15/2011	UAG	EUR	3,600	111
FRC-Excluding Tobacco-Non-Revised CPI	2.35%	10/15/2016	UAG	EUR	1,400	(2)
FRC-Excluding Tobacco-Non-Revised CPI	2.35%	10/15/2016	JPM	EUR	1,300	(3)
FRC-Excluding Tobacco-Non-Revised CPI §	1.95%	03/15/2012	BRC	EUR	700	9
FRC-Excluding Tobacco-Non-Revised CPI §	1.95%	03/30/2012	RYL	EUR	700	10
FRC-Excluding Tobacco-Non-Revised CPI §	1.98%	04/30/2012	BRC	EUR	500	6
FRC-Excluding Tobacco-Non-Revised CPI §	1.96%	03/28/2012	RYL	EUR	200	3
FRC-Excluding Tobacco-Non-Revised CPI §	1.96%	04/05/2012	BRC	EUR	200	3
FRC-Excluding Tobacco-Non-Revised CPI §	1.98%	03/15/2012	BPS	EUR	1,100	19
FRC-Excluding Tobacco-Non-Revised CPI §	1.79%	12/15/2011	JPM	EUR	2,200	43
FRC-Excluding Tobacco-Non-Revised CPI §	1.98%	12/15/2011	GLM	EUR	7,400	161
FRC-Excluding Tobacco-Non-Revised CPI §	1.99%	12/15/2011	BPS	EUR	2,900	66
ICAP CMM FRA Fixing Rate §	5.50%	05/21/2009	RYL		$2,100	(26)
MXN Peso TIIE-Banxico	8.17%	11/04/2016	CBK	MXN	17,800	(104)
MXN Peso TIIE-Banxico	8.17%	11/04/2016	GLM	MXN	16,600	(93)
MXN Peso TIIE-Banxico	8.33%	02/14/2017	BRC	MXN	6,400	(33)
MXN TIIE-Banxico	8.17%	11/04/2016	MYC	MXN	8,400	(50)
UK-Retail Price Index §	3.11%	01/03/2018	GLM	GBP	2,100	47
UK-Retail Price Index §	3.18%	12/19/2017	RYL	GBP	3,500	134
UK-Retail Price Index §	3.25%	12/14/2017	BRC	GBP	2,300	103
UK-Retail Price Index	3.44%	09/10/2027	RYL	GBP	700	(37)
USA-Non-Revised CPI – Urban §	2.71%	01/08/2018	BPS		$5,000	189
USA-Non-Revised CPI – Urban §	2.97%	03/05/2018	GLM		2,000	150
USA-Non-Revised CPI – Urban §	2.98%	03/06/2018	MYC		2,300	150
						$2,316

The notes to the financial statements are an integral part of this report.

46

FUTURES CONTRACTS:  ₤

Description	Contracts G	Expiration Date	Amount	Net Unrealized Appreciation (Depreciation)
10-Year Japan Bond	(16)	12/11/2008	$(22,411)	$22
2-Year U.S. Treasury Note	7	12/31/2008	1,504	17
3-Month Euro EURIBOR	108	06/15/2009	33,413	423
3-Month Euro EURIBOR	47	12/14/2009	14,509	169
3-Month Euro EURIBOR	6	12/15/2008	1,842	14
3-Month Euro EURIBOR	47	09/14/2009	14,544	195
3-Month LIBOR GBP	35	03/18/2009	6,810	135
90-Day Euro	254	12/15/2008	62,074	488
90-Day Euro	349	09/14/2009	84,968	1,245
90-Day Euro	22	06/14/2010	5,326	60
90-Day Euro	567	06/15/2009	138,320	1,447
90-Day Euro	68	03/15/2010	16,500	167
90-Day Euro	234	12/14/2009	56,839	500
90-Day Sterling	97	12/17/2008	18,693	130
90-Day Sterling	174	06/17/2009	33,892	827
Euro-Bund	(102)	11/19/2008	(15,071)	(171)
Euro-Bund	80	11/21/2008	1	♦
UK Long Gilt	(15)	09/26/2008	(2,687)	10
			$449,066	$5,678

FORWARD FOREIGN CURRENCY CONTRACTS:  Ħ

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Brazilian Real	3,817	12/02/2008	$2,054	$(314)
Brazilian Real	16,768	12/02/2008	9,797	(2,153)
Brazilian Real	(842)	12/02/2008	(462)	78
Brazilian Real	(1,472)	12/02/2008	(807)	136
Brazilian Real	(1,744)	12/02/2008	(967)	172
Brazilian Real	(626)	12/02/2008	(349)	64
Brazilian Real	(1,550)	12/02/2008	(868)	161
Brazilian Real	(505)	12/02/2008	(276)	46
Brazilian Real	(1,067)	12/02/2008	(585)	98
Brazilian Real	(17)	12/02/2008	(10)	3
Brazilian Real	(3,171)	12/02/2008	(1,847)	401
Brazilian Real	(2,406)	12/02/2008	(1,039)	(58)
Chinese Yuan Renminbi	7,240	12/09/2008	1,057	(5)
Chinese Yuan Renminbi	19,710	03/02/2009	2,780	59
Chinese Yuan Renminbi	7,296	03/02/2009	1,032	19
Chinese Yuan Renminbi	7,862	03/02/2009	1,112	21
Chinese Yuan Renminbi	8,351	03/02/2009	1,183	20
Chinese Yuan Renminbi	(23,062)	03/02/2009	(3,304)	(18)
Chinese Yuan Renminbi	(12,087)	03/02/2009	(1,728)	(13)
Chinese Yuan Renminbi	(8,070)	03/02/2009	(1,150)	(13)
Chinese Yuan Renminbi	2,265	07/15/2009	353	(29)
Chinese Yuan Renminbi	4,586	07/15/2009	710	(53)
Chinese Yuan Renminbi	7,052	07/15/2009	1,080	(70)
Chinese Yuan Renminbi	7,351	09/08/2009	1,090	(38)
Chinese Yuan Renminbi	8,779	09/08/2009	1,300	(44)
Euro Dollar	(1,322)	11/05/2008	(1,787)	102

The notes to the financial statements are an integral part of this report.

47

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Japanese Yen	173,933	11/05/2008	$1,730	$36
Japanese Yen	1,948,880	11/05/2008	19,887	(99)
Japanese Yen	(48,020)	11/05/2008	(455)	(33)
Japanese Yen	(11,000)	11/05/2008	(110)	(2)
Japanese Yen	(2,063,793)	11/05/2008	(20,491)	(463)
Japanese Yen	(1,948,880)	12/03/2008	(19,914)	101
Malaysian Ringgit	1,873	11/12/2008	583	(56)
Malaysian Ringgit	110	11/12/2008	34	(3)
Malaysian Ringgit	82	11/12/2008	25	(2)
Malaysian Ringgit	63	11/12/2008	19	(2)
Malaysian Ringgit	2,209	11/12/2008	633	(11)
Malaysian Ringgit	(4,337)	11/12/2008	(1,252)	31
Malaysian Ringgit	2,301	02/12/2009	720	(71)
Malaysian Ringgit	(2,209)	02/12/2009	(633)	10
Mexican Peso	10,269	11/19/2008	968	(174)
Mexican Peso	31	11/19/2008	3	(1)
Mexican Peso	31	11/19/2008	3	(1)
Mexican Peso	31	11/19/2008	3	(1)
Mexican Peso	(7,161)	11/19/2008	(694)	141
Mexican Peso	(3,201)	11/19/2008	(300)	53
Mexican Peso	3,201	05/19/2009	293	(56)
Philippines Peso	6,000	11/12/2008	136	(13)
Philippines Peso	5,700	11/12/2008	128	(12)
Philippines Peso	9,432	11/12/2008	198	(5)
Philippines Peso	(21,132)	11/12/2008	(445)	13
Philippines Peso	300	02/06/2009	7	(1)
Philippines Peso	400	02/06/2009	9	(1)
Philippines Peso	400	02/06/2009	9	(1)
Philippines Peso	1,210	02/06/2009	27	(2)
Philippines Peso	500	02/06/2009	11	(1)
Philippines Peso	500	02/06/2009	11	(1)
Philippines Peso	600	02/06/2009	14	(1)
Philippines Peso	800	02/06/2009	18	(2)
Philippines Peso	900	02/06/2009	20	(2)
Philippines Peso	600	02/06/2009	13	(1)
Philippines Peso	500	02/06/2009	11	(1)
Philippines Peso	500	02/06/2009	11	(1)
Philippines Peso	600	02/06/2009	13	(1)
Philippines Peso	1,043	02/06/2009	23	(1)
Philippines Peso	(9,432)	02/06/2009	(196)	3
Poland Zloty	7,517	05/06/2009	3,331	(630)
Russian Ruble	49,536	11/19/2008	1,998	(207)
Russian Ruble	50,483	11/19/2008	2,043	(218)
Russian Ruble	16,348	11/19/2008	667	(76)
Russian Ruble	1,230	11/19/2008	43	1
Russian Ruble	(39,355)	11/19/2008	(1,567)	145
Russian Ruble	(78,241)	11/19/2008	(3,113)	285
Russian Ruble	1,112	05/06/2009	46	(10)

The notes to the financial statements are an integral part of this report.

48

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Russian Ruble	(1,230)	05/06/2009	$(36)	$(3)
Singapore Dollar	79	11/21/2008	56	(3)
Singapore Dollar	82	11/21/2008	58	(3)
Singapore Dollar	951	11/21/2008	700	(58)
Singapore Dollar	951	11/21/2008	700	(58)
Singapore Dollar	957	11/21/2008	700	(54)
Singapore Dollar	1,008	11/21/2008	736	(56)
Singapore Dollar	(325)	11/21/2008	(220)	1
Singapore Dollar	(340)	11/21/2008	(230)	1
Singapore Dollar	(340)	11/21/2008	(230)	1
Singapore Dollar	(418)	11/21/2008	(280)	(2)
Singapore Dollar	(523)	11/21/2008	(350)	(3)
Singapore Dollar	(513)	11/21/2008	(350)	4
Singapore Dollar	(516)	11/21/2008	(350)	2
Singapore Dollar	(498)	11/21/2008	(340)	4
Singapore Dollar	322	04/14/2009	220	(2)
Singapore Dollar	336	04/14/2009	230	(1)
Singapore Dollar	337	04/14/2009	230	(1)
Singapore Dollar	414	04/14/2009	280	1
Singapore Dollar	519	04/14/2009	350	3
Singapore Dollar	512	04/14/2009	350	(2)
Singapore Dollar	494	04/14/2009	340	(4)
Singapore Dollar	506	07/30/2009	350	(5)
Swiss Franc	(640)	12/09/2008	(580)	27
United Kingdom Pound	(7,387)	11/03/2008	(13,420)	1,534
United Kingdom Pound	5,766	11/05/2008	10,054	(777)
United Kingdom Pound	(651)	11/05/2008	(1,125)	78
United Kingdom Pound	(7,387)	12/09/2008	(12,054)	195
			$(21,324)	$(1,953)

SECURITIES SOLD SHORT:

Securities Sold Short	Principal	Value
Freddie Mac, TBA,
5.50%, 11/01/2037	$(55,000)	$(53,642)
Fannie Mae, TBA,
5.50%, 11/01/2037	(191,830)	(187,394)
Total Securities Sold Short (Proceeds $246,830)		(241,036)

The notes to the financial statements are an integral part of this report.

49

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $79,996.
♦	Value and/or principal is less than $1.
¡	Floating or variable rate note. Rate is listed as of 10/31/2008.
Џ	In default.
Ž	The security has a perpetual maturity. The date shown is the next call date.
G	Contract amounts are not in thousands.
▲	Interest rate shown reflects the yield at 10/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
§	Illiquid. At 10/31/2008, these securities aggregated $5,655, or 0.90% of the Fund's net assets.
#

Aggregate cost for federal income tax purposes is $1,406,027. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $790 and $82,144 respectively. Net unrealized depreciation for tax purposes is $83,348.

₤	$3,175 on deposit with broker to cover margin requirements for open future contracts at 10/31/2008.
€$1,450 on deposit with broker and escrow receipt deposits by the counterparty in the amount of $2,903 to cover margin requirements for open swap contracts at 10/31/2008.
Ħ	$500 on deposit with broker to cover margin requirements for open foreign currency contracts at 10/31/2008.
±	All or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at 10/31/2008 is $2,100.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $17,606, or 2.81% of the Fund's net assets.

AUD	Australian Dollar
BOA	Bank of America
BPS	BNP Paribas
BRC	Barclays Bank PLC
BRL	Brazilian Real
BTI	Bear Stearns
CBK	Citibank N.A.
CDI	Credit Default Index
CDX	A series of indices that track North American and emerging market credit derivative indexes.
CPI	Consumer Price Index
DUB	Deutsche Bank AG
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FBF	Credit Suisse
FRC	NETS CAC40 Index Fund (France)
GBP	British Pound Sterling
GLM	Goldman Sachs Capital Markets
GST	Goldman Sachs Capital Markets
HUS	HSBC Bank USA
IRO	Interest Rate Option
JPM	JPMorgan Chase Bank
JPY	Japanese Yen
LIBOR	London Interbank Offer Rate
LLC	Limited Liability Company
MEI	Merrill Lynch International
MLC	Merrill Lynch Capital Services
MXN	Mexican Peso
MYC	Morgan Stanley Capital Services
OTC	Over The Counter
PLC	Public Limited Company
RBC	Royal Bank of Canada
RYL	Royal Bank of Scotland PLC
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
UAG	UBS AG
UK	United Kingdom

The notes to the financial statements are an integral part of this report.

50

Transamerica PIMCO Total Return

(unaudited)

MARKET ENVIRONMENT

Over the past twelve months, interest rates fell worldwide and yield curves in the US, Europe and the United Kingdom (“UK”) steepened as investors fled to the safety of government bonds, especially shorter maturities. To forestall a recession and unfreeze credit markets during the early part of the year, the Federal Reserve Board (“Fed”) initially eased the federal funds rate by 250 basis points and took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral; opened its discount window to investment banks for the first time since the 1930s; arranged the rescue of The Bear Stearns Companies Inc. (“Bear Stearns”), a brokerage firm weighed down by sub-prime related exposure, and assumed the risk for $29 billion of Bear Stearns’ mortgage-backed securities. The US yield curve continued to steepen as markets expected more rate cuts and infusions of liquidity by the Fed.

During the middle part of the year, the central bank paused to reassess a US economy buffeted by conflicting pressures. On one side, banks and other financial institutions burdened with sub-prime related losses remained in dire need of liquidity, and the credit crisis spread to US regional banks. Home prices were still in freefall, consumer confidence plunged and unemployment was on the rise. On the other side, oil prices touched a record high and other commodity prices surged as well, helping push the Consumer Price Index (“CPI”) inflation above 4%. The movement of yield curves in the US, the UK and Europe during that period reflected increased nervousness about inflation.

The crisis which was originally thought to be contained within the housing market has spread to the corporate sector as the lack of liquidity froze up the credit markets. The month of September featured a succession of shocking events. These included: the Treasury’s bailout of mortgage agencies, the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and insurer American International Group, Inc. (“AIG”); the realignment of the biggest U.S. investment banks via bankruptcy, merger, recapitalization or transformation into bank holding companies. The turmoil extended to money markets, where interbank lending rates soared to record highs as banks hoarded cash amid concern about each others’ credit quality. These events forced the Treasury to extend insurance to money market funds after several failed to maintain a $1 net asset value (“NAV”).

Just after the third quarter closed the U.S. Congress approved another massive ($700 billion) intervention proposed by the Treasury and the Fed, called the Troubled Asset Relief Program (“TARP”). This program aims to unclog credit markets by buying up distressed assets. As concern mounted about the spillover of the finance sector’s troubles into the broader economy, the Treasury instead took a historic step in investing $125 billion from TARP into nine of the country’s top banks with the remaining $125 billion available to take an additional stake in smaller financial institutions.

PERFORMANCE

For the year ended October 31, 2008, Transamerica PIMCO Total Return Class A returned (4.31)%. By comparison, its benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index (“BCAB”), returned 0.30%.

STRATEGY REVIEW

Curve positioning, with an emphasis on shorter maturities, was positive for performance, as the shape of the yield curve steepened as measured by the change in the 2 and 30-year Treasury yields. An average underweight to US duration during the year detracted from returns as yields fell over the period. An overweight to bonds of financial companies, including Lehman Brothers and AIG, detracted from performance; and contagion from sub-prime related de-leveraging swept through this sector despite unprecedented government support. Overweight to spread sectors like high yield and emerging market detracted from performance as both sectors significantly underperformed treasuries. Modest exposure to emerging market currencies helped returns during the first half of the period as the US dollar weakened but gave back some returns during the latter half. Holdings of agency mortgage pass-throughs and non-agency mortgages detracted from return as volatility in the market hurt these securities. Modest holdings of municipal bonds detracted from returns as yield ratios relative to Treasuries widened to historic levels.

Chris P. Dialynas

Portfolio Manager

Pacific Investment Management Company LLC

Pasi Hamalainen left the fund on 04/30/2008.

51

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	5 Years	From Inception	Inception Date
Class A (NAV)	(4.31)%	2.34%	3.25%	3/1/02
Class A (POP)	(8.83)%	1.36%	2.50%	3/1/02
Barclays Capital Aggregate US Bond Index(1)	0.30%	3.48%	4.27%	3/1/02

Class B (NAV)	(4.30)%	2.06%	2.87%	3/1/02
Class B (POP)	(8.87)%	1.89%	2.87%	3/1/02

Class C (NAV)	(4.23)%	2.04%	2.45%	11/11/02
Class C (POP)	(5.14)%	2.04%	2.45%	11/11/02

Class I (NAV)	(4.04)%	N/A	2.47%	11/15/05

NOTES

(1) The Barclays Capital Aggregate US Bond Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

52

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$919.35	1.05%	$5.07
Hypothetical (b)	1,000.00	1,019.86	1.05	5.33

Class B
Actual	1,000.00	920.35	1.00	4.83
Hypothetical (b)	1,000.00	1,020.11	1.00	5.08

Class C
Actual	1,000.00	920.58	0.93	4.49
Hypothetical (b)	1,000.00	1,020.46	0.93	4.72

Class I
Actual	1,000.00	920.65	0.75	3.62
Hypothetical (b)	1,000.00	1,021.37	0.75	3.81

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type

(unaudited)

At October 31, 2008

This chart shows the percentage breakdown by Asset Type of the Fund’s total investment securities. Percentage breakdown of the Short-term category includes Securities Lending Collateral.

53

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATIONS (4.1%)
U.S. Treasury Inflation Indexed Bond
2.38%, due 01/15/2025 ^		$70	$60
U.S. Treasury Strip
Zero Coupon, due 05/15/2021 ^		46,000	23,591
Total U.S. Government Obligations (cost $24,818)			23,651
U.S. GOVERNMENT AGENCY OBLIGATIONS (77.5%)
Fannie Mae
3.36%, due 01/25/2021 *		1,006	988
3.61%, due 09/25/2042 *		614	607
3.84%, due 07/25/2034 Ī §*		3,209	348
3.86%, due 03/01/2044 - 10/01/2044 *		2,927	2,897
4.00%, due 07/01/2015		2,180	2,165
4.14%, due 03/01/2034 *		626	622
4.28%, due 11/01/2033 *		330	328
4.50%, due 02/01/2038 - 03/01/2038		3,988	3,623
4.71%, due 09/01/2035 *		1,383	1,413
4.72%, due 07/01/2035 *		1,092	1,090
5.00%, due 06/01/2013 - 07/01/2038		35,033	33,502
5.17%, due 01/01/2026 *		4	4
5.35%, due 01/01/2028 *		67	68
5.48%, due 06/01/2037 *		9,299	9,488
5.50%, due 07/01/2016 - 06/01/2038		95,491	94,944
6.00%, due 10/01/2034 - 05/01/2038		19,468	19,471
6.30%, due 10/17/2038		1,278	1,276
6.50%, due 08/01/2029 - 09/01/2036		1,192	1,214
Fannie Mae, TBA
4.50%, due 12/01/2099 - 12/01/2099		21,000	19,068
5.00%, due 11/01/2021 - 12/01/2037		38,100	36,084
5.50%, due 11/01/2022 - 11/01/2037		20,700	20,411
6.00%, due 12/01/2036		1,200	1,197
Freddie Mac
Zero Coupon, due 11/24/2008		11,900	11,899
4.00%, due 05/01/2014		720	714
4.05%, due 10/25/2044 *		612	592
4.17%, due 03/01/2034 *		333	340
4.23%, due 03/01/2034 *		317	322
4.26%, due 07/25/2044 *		639	583
4.46%, due 11/01/2033 *		326	323
4.50%, due 06/15/2017 - 09/15/2018		3,680	3,651
4.73%, due 09/01/2035 *		1,257	1,253
5.00%, due 02/15/2020 - 04/15/2030		22,306	22,403
5.09%, due 01/01/2036 *		6,430	6,596
5.30%, due 09/01/2035 *		1,014	1,019
5.50%, due 03/15/2017 - 08/01/2038		16,383	15,996
6.50%, due 04/15/2029 - 07/25/2043		40	41
Freddie Mac, TBA
5.50%, due 11/01/2037		62,000	60,469
Ginnie Mae
2.09%, due 04/16/2033 - 10/16/2033 Ī * §		2,979	255
2.13%, due 08/16/2033 Ī * §		3,823	290
2.32%, due 09/20/2034 Ī * §		2,794	163
5.38%, due 05/20/2024 *		68	68
5.50%, due 03/15/2032 - 11/15/2035		321	315
6.50%, due 07/15/2023 - 06/20/2032		329	333
5.00%, due 12/01/2099		14,000	13,357
6.00%, due 11/01/2038		22,000	22,000
6.50%, due 11/01/2038		26,000	26,276
Total U.S. Government Agency Obligations (cost $444,968)			440,066
FOREIGN GOVERNMENT OBLIGATIONS (3.5%)
Bundesrepublik Deutschland
4.25%, due 07/04/2039	EUR	2,400	2,947
4.75%, due 07/04/2034	EUR	5,300	6,963
5.50%, due 01/04/2031	EUR	5,900	8,373
Japanese Government CPI Linked Bond, TIPS
1.40%, due 06/10/2018	JPY	122,760	1,063
Korea Expressway Corp.
5.13%, due 05/20/2015 -144A		$200	141
Malaysia Government Bond
7.50%, due 07/15/2011		10	10
Republic of Brazil
10.25%, due 01/10/2028	BRL	1,000	321
Republic of South Africa
5.25%, due 05/16/2013	EUR	90	88
Total Foreign Government Obligations (cost $21,813)			19,906
MORTGAGE-BACKED SECURITIES (11.5%)
American Home Mortgage Assets
Series 2006-2, Class 2A1
3.45%, due 09/25/2046 *		$1,281	683
Series 2006-4, Class 1A12
3.47%, due 10/25/2046 *		2,972	1,600
Banc of America Funding Corp.
Series 2005-D, Class A1
4.15%, due 05/25/2035 *		1,530	1,216
Series 2006-J, Class 4A1
6.13%, due 01/20/2047		160	107
BCAP LLC Trust
Series 2006-AA2, Class A1
3.43%, due 01/25/2037 *		766	435
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
4.53%, due 08/25/2033		1,827	1,697
Series 2003-8, Class 2A1
4.79%, due 01/25/2034 *		35	32
Series 2003-8, Class 4A1
5.00%, due 01/25/2034		197	176
Series 2005-2, Class A2
4.13%, due 03/25/2035 *		1,762	1,687
Series 2005-5, Class A2
4.55%, due 08/25/2035 *		492	468
Series 2005-7, Class 22A1
5.50%, due 09/25/2035		405	314
Series 2005-9, Class A1
4.63%, due 10/25/2035 *		790	675
Series 2006-6, Class 32A1
5.76%, due 11/25/2036		472	271
Series 2007-PW18, Class A4
5.70%, due 06/11/2050		800	596
Series 2007-R6, Class 1A1
6.71%, due 01/26/2036		416	258

The notes to the financial statements are an integral part of this report.

54

	Principal	Value
CC Mortgage Funding Corp.
Series 2004-3A, Class A1
3.51%, due 08/25/2035 -144A *	$334	$296
Citigroup Commercial Mortgage Trust
Series 2006-FL2, Class A1
4.63%, due 08/15/2021 -144A *	10	9
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A2
4.25%, due 08/25/2035 *	556	528
Series 2006-AR1, Class 1A1
4.90%, due 10/25/2035 *	1,562	1,274
Series 2007-10, Class 22AA
6.01%, due 09/25/2037	2,974	2,099
Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, due 10/25/2032	8	7
Series 2005-11CB, Class 2A8
4.50%, due 06/25/2035	286	283
Series 2005-81, Class A1
3.54%, due 02/25/2037 *	772	465
Series 2006-30T1, Class 1A3
6.25%, due 11/25/2036	764	549
Series 2006-J8, Class A2
6.00%, due 02/25/2037	670	493
Series 2006-OA17, Class 1A1A
4.47%, due 12/20/2046 *	2,970	1,485
Series 2007-2CB, Class 1A13
5.75%, due 03/25/2037 *	700	476
Series 2007-HY4, Class 1A1
5.41%, due 06/25/2037	1,396	834
Series 2007-OA6, Class A1B
3.46%, due 06/25/2037 *	1,495	820
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2002-30, Class M
6.48%, due 10/19/2032 *	18	17
Series 2004-12, Class 12A1
4.71%, due 08/25/2034	710	579
Series 2004-R1, Class 2A
6.50%, due 11/25/2034 -144A	843	672
Series 2005-R2, Class 1AF1
3.60%, due 06/25/2035 -144A *	2,469	2,054
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A
3.08%, due 03/25/2032 -144A *	1	1
Series 2003-AR15, Class 2A1
4.99%, due 06/25/2033	1,403	1,324
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3
5.47%, due 09/15/2039	2,800	2,112
Deutsche Alt-A Securities, Inc.
Series 2005-6, Class 2A3
5.50%, due 12/25/2035	900	573
Series 2006-AR6, Class A1
3.34%, due 02/25/2037 *	590	555
Series 2007-AR1, Class A3B
3.33%, due 01/25/2047 *	834	775
First Horizon Alternative Mortgage Securities
Series 2007-FA4, Class 1A8
6.25%, due 08/25/2037	652	581
First Horizon Asset Securities, Inc.
Series 2005-AR3, Class 2A1
5.35%, due 08/25/2035 *	115	94
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4
5.44%, due 03/10/2039	1,000	746
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1
2.27%, due 03/06/2020 -144A *	820	692
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
4.54%, due 09/25/2035 *	231	183
Harborview Mortgage Loan Trust
Series 2006-1, Class 2A1A
4.52%, due 03/19/2037 *	2,041	1,121
Series 2006-12, Class 2A11
4.37%, due 01/19/2038 *	449	413
Series 2006-12, Class 2A2A
4.47%, due 01/19/2038 *	986	527
Series 2006-6, Class 5A1A
5.90%, due 08/19/2036	982	640
Series 2007-1, Class 2A1A
4.41%, due 04/19/2038 *	1,553	860
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
5.06%, due 12/25/2034	63	47
Series 2006-AR14, Class 1A1A
3.35%, due 11/25/2046 *	650	610
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
5.02%, due 02/25/2035 *	432	359
Series 2007-A1, Class 5A5
4.77%, due 07/25/2035 *	1,520	1,275
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, due 09/15/2045	1,900	1,427
Lehman XS Trust
Series 2006-10N, Class 1A1A
3.34%, due 07/25/2046 *	119	117
Luminent Mortgage Trust
Series 2006-6, Class 2A1
3.41%, due 10/25/2046	942	532
Master Alternative Loans Trust
Series 2006-2, Class 2A1
3.66%, due 03/25/2036 *	214	115
Mellon Residential Funding Corp.
Series 2000-TBC3, Class A1
5.00%, due 12/15/2030 *	591	548
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A
3.47%, due 02/25/2036 *	218	168
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, due 09/12/2049	1,500	1,115
MLCC Mortgage Investors, Inc.
Series 2005-2, Class 3A
4.26%, due 10/25/2035 *	53	48

The notes to the financial statements are an integral part of this report.

55

	Principal	Value
MLCC Mortgage Investors, Inc.(continued)
Series 2005-3, Class 4A
3.51%, due 11/25/2035 *	$60	$55
Morgan Stanley Capital I
Series 2007-XLFA, Class A1
4.62%, due 10/15/2020 -144A *	754	658
Residential Accredit Loans, Inc.
Series 2006-QO3, Class A1
3.47%, due 04/25/2046 *	731	392
Series 2006-QO6, Class A1
3.44%, due 06/25/2046 *	451	261
Series 2006-QO7, Class 3A1
3.36%, due 09/25/2046 *	576	474
Residential Asset Securitization Trust
Series 2006-R1, Class A2
3.66%, due 01/25/2046 *	433	261
Residential Funding Mortgage Securities I
Series 2003-S9, Class A1
6.50%, due 03/25/2032	9	8
Sequoia Mortgage Trust
Series 10, Class 2A1
4.66%, due 10/20/2027 *	44	39
Series 2007-1, Class 1A1
5.76%, due 01/20/2047	953	720
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-19, Class 2A1
3.88%, due 01/25/2035 *	265	143
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
4.61%, due 09/19/2032 *	27	24
Series 2005-AR5, Class A1
4.53%, due 07/19/2035 *	44	26
Series 2005-AR5, Class A2
4.53%, due 07/19/2035 *	85	78
Series 2005-AR5, Class A3
4.53%, due 07/19/2035 *	162	133
Series 2005-AR8, Class A1A
3.54%, due 02/25/2036 *	731	444
Series 2006-AR3, Class 12A1
3.48%, due 05/25/2036 *	838	471
Series 2006-AR6, Class 2A1
3.45%, due 07/25/2046 *	2,960	1,661
Structured Asset Securities Corp.
Series 2003-22A, Class 2A1
4.76%, due 06/25/2033	1,700	1,453
TBW Mortgage Backed Pass-Through Certificates
Series 2006-6, Class A1
3.37%, due 01/25/2037 *	537	511
Thornburg Mortgage Securities Trust
Series 2006-6, Class A1
3.37%, due 11/25/2046 *	939	851
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class A1
4.65%, due 09/15/2021 -144A *	1,372	1,181
Series 2007-C30, Class A5
5.34%, due 12/15/2043	2,100	1,526
WAMU Mortgage Pass Through Certificates
Series 2002-AR2, Class A
3.94%, due 02/27/2034 *	30	27
Series 2002-AR9, Class 1A
4.07%, due 08/25/2042 *	16	14
Series 2003-AR5, Class A7
4.56%, due 06/25/2033 *	1,026	1,003
Series 2003-AR9, Class 2A
4.49%, due 09/25/2033 *	2,066	1,997
Series 2003-R1, Class A1
3.80%, due 12/25/2027 *	1,062	908
Series 2005-AR11, Class A1A
3.58%, due 08/25/2045 *	796	465
Series 2006-AR9, Class 2A
4.19%, due 08/25/2046 *	759	521
Series 2006-AR19, Class 1A
3.41%, due 01/25/2047 *	1,397	668
Series 2006-AR19, Class 1A1A
3.40%, due 01/25/2047 *	1,190	626
Series 2007-HY1, Class 4A1
5.47%, due 02/25/2037	2,974	2,273
Series 2007-OA1, Class A1A
3.37%, due 02/25/2047 *	2,974	1,365
Wells Fargo Mortgage Backed Securities Trust
Series 2003-13, Class A5
4.50%, due 11/25/2018	630	613
Series 2004-CC, Class A1
4.95%, due 01/25/2035 *	540	455
Series 2006-AR11, Class A2
5.51%, due 08/25/2036	332	262
Series 2006-AR4, Class 2A6
5.78%, due 04/25/2036 *	379	228
Series 2006-AR8, Class 2A4
5.24%, due 04/25/2036	1,796	1,659
Total Mortgage-Backed Securities (cost $79,294)		65,167

ASSET-BACKED SECURITIES (5.9%)
Accredited Mortgage Loan Trust
Series 2007-1, Class A1
3.31%, due 02/25/2037 *	906	864
ACE Securities Corp.
Series 2006-NC1, Class A2B
3.41%, due 12/25/2035 *	536	527
Series 2006-NC3, Class A2A
3.31%, due 12/25/2036 *	364	343
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A
3.55%, due 07/25/2032 *	4	3
Argent Securities, Inc.
Series 2006-M3, Class A2A
3.31%, due 10/25/2036 *	274	269
Asset Backed Funding Certificates
Series 2004-OPT5, Class A1
3.61%, due 06/25/2034 *	406	306
Series 2006-HE1, Class A2A
3.32%, due 01/25/2037 *	602	568
Series 2006-OPT2, Class A3A
3.32%, due 10/25/2036 *	238	233
Aurum CLO
Series 2002-1A, Class A1
5.18%, due 04/15/2014 -144A *	1,254	1,220
Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
3.92%, due 10/25/2032 *	27	24

The notes to the financial statements are an integral part of this report.

56

	Principal	Value
Bear Stearns Asset Backed Securities Trust (continued)
Series 2006-SD4, Class 1A1
5.38%, due 10/25/2036	$1,131	$836
Series 2007-AQ1, Class A1
3.37%, due 11/25/2036 *	1,294	951
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A1
3.31%, due 10/25/2036 *	442	437
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH3, Class A2
3.36%, due 10/25/2036 *	1,240	1,199
Series 2007-AHL1, Class A2A
3.30%, due 12/25/2036 *	1,214	1,122
Countrywide Asset-Backed Certificates
Series 2006-23, Class 2A1
3.31%, due 05/25/2037 *	1,307	1,272
Series 2006-26, Class 2A1
3.34%, due 06/25/2037 *	996	957
Series 2006-SD1, Class A1
3.42%, due 02/25/2036 -144A *	107	93
Series 2007-1, Class 2A1
3.31%, due 07/25/2037 *	1,191	1,111
Series 2007-7, Class 2A1
3.34%, due 10/25/2037 *	227	216
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB1, Class AF1A
3.33%, due 01/25/2037 *	1,160	1,064
Series 2007-SP1, Class A1
3.35%, due 12/25/2037 -144A *	645	613
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF1, Class A2C
3.63%, due 12/25/2034 *	118	95
Series 2007-FF1, Class A2A
3.30%, due 01/25/2038 *	922	874
Fremont Home Loan Trust
Series 2006-E, Class 2A1
3.32%, due 01/25/2037 *	842	786
GSAMP Trust
Series 2006-S2, Class A1A
3.33%, due 01/25/2036 *	12	12
HFC Home Equity Loan Asset Backed Certificates
Series 2006-4, Class A1V
4.35%, due 03/20/2036 *	148	142
Home Equity Asset Trust
Series 2002-1, Class A4
3.86%, due 11/25/2032 *	1	1
HSI Asset Securitization Corp. Trust
Series 2007-OPT1, Class 2A1
3.31%, due 12/25/2036 *	1,088	1,030
JPMorgan Mortgage Acquisition Corp.
Series 2006-CH1, Class A2
3.25%, due 07/25/2036 *	292	270
Series 2006-CH2, Class AV2
3.31%, due 10/25/2036 *	1,668	1,579
Lehman XS Trust
Series 2006-16N, Class A1A
3.34%, due 11/25/2046 *	541	515
Series 2006-17, Class WF11
3.38%, due 11/25/2036 *	290	275
Long Beach Mortgage Loan Trust
Series 2006-9, Class 2A1
3.32%, due 10/25/2036 *	396	378
Merrill Lynch Mortgage Investors, Inc.
Series 2006-FF1, Class A2A
3.33%, due 08/25/2036 *	254	244
MID-State Trust
Series 4, Class A
8.33%, due 04/01/2030	302	256
Morgan Stanley ABS Capital I
Series 2006-HE8, Class A2A
3.31%, due 10/25/2036 *	435	421
Series 2007-NC1, Class A2A
3.31%, due 11/25/2036 *	707	684
Series 2006-HE7, Class A2A
3.31%, due 09/25/2036 *	340	335
Series 2007-HE2, Class A2A
3.30%, due 01/25/2037 *	1,027	971
Morgan Stanley Home Equity Loans
Series 2007-1, Class A1
3.31%, due 12/25/2036 *	1,523	1,436
Morgan Stanley Mortgage Loan Trust
Series 2007-10XS, Class A1
6.00%, due 07/25/2047	652	476
Series 2007-3XS, Class 2A1A
3.33%, due 01/25/2047 *	1,287	1,206
Series 2007-8XS, Class A1
5.75%, due 04/25/2037	721	582
Nationstar Home Equity Loan Trust
Series 2007-A, Class AV1
3.32%, due 03/25/2037 *	657	637
Option One Mortgage Loan Trust
Series 2007-1, Class 2A1
3.31%, due 01/25/2037 *	599	575
Park Place Securities, Inc.
Series 2005-WCW1, Class A1B
3.52%, due 09/25/2035 *	77	70
Residential Asset Securities Corp.
Series 2006-EMX9, Class 1A1
3.33%, due 11/25/2036 *	375	370
Series 2006-KS9, Class AI1
3.33%, due 11/25/2036 *	333	328
Series 2007-KS2, Class AI1
3.33%, due 02/25/2037 *	1,475	1,384
Saxon Asset Securities Trust
Series 2006-3, Class A1
3.32%, due 10/25/2046 *	242	236
SBI Heloc Trust
Series 2006-1A, Class 1A2A
3.43%, due 08/25/2036 -144A *	72	70
Securitized Asset Backed Receivables LLC Trust
Series 2007-HE1, Class A2A
3.32%, due 12/25/2036 *	219	202
SLM Student Loan Trust
Series 2007-3, Class A1
3.53%, due 10/27/2014 *	744	730
Small Business Administration
Series 2003-20I, Class 1
5.13%, due 09/01/2023	61	61

The notes to the financial statements are an integral part of this report.

57

		Principal	Value
Small Business Administration (continued)
Series 2004-20C, Class 1
4.34%, due 03/01/2024		$403	$378
Series 2004-P10A, Class 1
4.50%, due 02/01/2014		137	131
Structured Asset Securities Corp.
Series 2002-HF1, Class A
3.55%, due 01/25/2033 *		4	3
Series 2006-BC3, Class A2
3.31%, due 10/25/2036 *		448	425
Series 2006-BC6, Class A2
3.34%, due 01/25/2037 *		779	730
Wells Fargo Home Equity Trust
Series 2006-3, Class A1
3.31%, due 01/25/2037 *		395	385
Total Asset-Backed Securities (cost $35,984)			33,511

MUNICIPAL GOVERNMENT OBLIGATIONS (2.8%)
Buckeye Tobacco Settlement Financing
5.88%, due 06/01/2047		600	373
Chicago Board of Education, IL -Class A
5.00%, due 12/01/2012		255	268
Chicago Transit Authority
6.90%, due 12/01/2040		7,600	7,626
City of Chicago, IL Series 1287
7.28%, due 01/01/2014 *		3,645	2,287
City of Houston Texas
5.00%, due 11/15/2036		400	359
Los Angeles Community College District
5.00%, due 08/01/2027		1,600	1,520
Los Angeles Unified School District Series A
4.50%, due 01/01/2028		1,200	1,032
Tobacco Settlement Financing Corp.
5.00%, due 06/01/2041 -Series 1		1,400	752
5.25%, due 06/01/2019		200	207
5.50%, due 06/01/2026		200	210
5.88%, due 05/15/2039		40	28
7.47%, due 06/01/2047		1,185	1,013
Total Municipal Government Obligations (cost $18,026)			15,675

CORPORATE DEBT SECURITIES (29.8%)
Airlines (0.0%)
Continental Airlines, Inc.
7.06%, due 09/15/2009		200	184
United Airlines, Inc.
6.20%, due 09/01/2008		47	45
6.60%, due 09/01/2013		21	20
Automobiles (0.2%)
Daimler Finance North America LLC
3.17%, due 03/13/2009 *		300	282
General Motors Corp.
8.38%, due 07/05/2033 ^	EUR	800	316
Capital Markets (5.9%)
Deutsche Bank AG
6.00%, due 09/01/2017		$4,500	3,994
Goldman Sachs Group, Inc.
5.06%, due 02/04/2013 *	EUR	300	318
5.27%, due 11/15/2014 *	EUR	500	497
6.25%, due 09/01/2017 ^		$4,500	3,761
6.75%, due 10/01/2037 ^		3,300	2,149
Lehman Brothers Holdings, Inc.
2.85%, due 12/23/2008		1,600	188
5.63%, due 01/24/2013 Џ		4,100	533
6.75%, due 12/28/2017 Џ		1,700	2
6.88%, due 05/02/2018 Џ		500	65
Merrill Lynch & Co., Inc.
3.23%, due 12/22/2008 *		300	297
5.09%, due 01/31/2014 *	EUR	1,000	1,067
6.05%, due 08/15/2012		$200	182
6.40%, due 08/28/2017		400	338
6.88%, due 04/25/2018		7,400	6,573
Morgan Stanley
4.90%, due 05/14/2010 *		3,000	2,761
4.95%, due 10/18/2016 *		2,800	1,388
5.95%, due 12/28/2017		5,600	4,486
6.00%, due 04/28/2015 ^		1,900	1,544
Morgan Stanley Group, Inc.
4.75%, due 01/18/2011 *		2,500	2,128
Commercial Banks (6.6%)
ANZ National International, Ltd.
6.20%, due 07/19/2013 -144A		6,100	5,505
Bank of Ireland
3.07%, due 12/19/2008 *		1,600	1,600
Barclays Bank PLC
5.45%, due 09/12/2012		4,100	3,951
6.05%, due 12/04/2017 -144A		2,600	1,961
7.43%, due 12/15/2017 -144A Ž		900	568
7.70%, due 04/25/2018 -144A ¡ Ž		2,800	1,944
China Development Bank
5.00%, due 10/15/2015 ^		100	86
Credit Suisse, Inc.
5.00%, due 05/15/2013		8,900	8,026
Export-Import Bank of China
5.25%, due 07/29/2014 -144A		250	224
Export-Import Bank of Korea
4.43%, due 10/04/2011 -144A ^ *		2,500	2,511
HSBC Capital Funding LP
10.18%, due 06/30/2030 -144A ¡ Ž		150	119
KBC Bank Funding Trust III
9.86%, due 11/02/2009 -144A Ž		15	13
Rabobank Capital Funding II
5.26%, due 12/31/2013 -144A Ž		210	126
Rabobank Capital Funding Trust
5.25%, due 10/21/2016 -144A Ž		280	182
Rabobank Nederland NV
4.77%, due 01/15/2009 -144A *		1,100	1,103
Royal Bank of Scotland Group PLC
7.64%, due 09/29/2017 Ž		3,000	1,435
Santander SA
2.77%, due 02/06/2009 -144A *		1,100	1,099
2.87%, due 11/20/2009 -144A *		1,500	1,489
6.67%, due 10/24/2017 -144A Ž		900	634
Sumitomo Mitsui Banking Corp.
5.63%, due 10/15/2015 -144A ¡ Ž		150	106
UBS AG
5.88%, due 12/20/2017		2,400	1,916
Wachovia Corp.
7.98%, due 03/15/2018 ^ Ž		5,200	3,927

The notes to the financial statements are an integral part of this report.

58

		Principal	Value
Construction Materials (0.1%)
C8 Capital SPV, Ltd.
6.64%, due 12/31/2014 -144A ^ Ž		$1,000	$470
Consumer Finance (3.8%)
American Express Co.
5.50%, due 04/16/2013		2,100	1,723
6.15%, due 08/28/2017		1,400	1,002
American Express Credit Corp.
5.88%, due 05/02/2013 ^		6,000	5,016
American Honda Finance Corp.
2.87%, due 03/09/2009 -144A *		2,000	1,998
Capital One Financial Corp.
6.75%, due 09/15/2017		1,500	1,299
Ford Motor Credit Co. LLC
7.25%, due 10/25/2011		100	61
7.80%, due 06/01/2012		1,100	642
9.75%, due 09/15/2010 *		400	272
GMAC LLC
4.05%, due 05/15/2009 *		300	261
6.63%, due 05/15/2012		900	499
7.00%, due 02/01/2012		1,500	840
7.25%, due 03/02/2011 ^		300	185
HSBC Finance Corp.
2.90%, due 03/12/2010 *		2,400	2,199
2.95%, due 12/05/2008 ^ *		2,100	2,096
6.38%, due 10/15/2011		4,500	4,150
Diversified Financial Services (6.1%)
Bank of America Corp.
2.81%, due 02/27/2009 *		3,000	2,997
5.65%, due 05/01/2018 ^		3,900	3,352
8.00%, due 01/30/2018 Ž		3,100	2,321
8.13%, due 05/15/2018 Ž		5,400	4,185
C10 Capital SPV, Ltd.
6.72%, due 12/31/2016 Reg S Ž		1,300	637
Citigroup, Inc.
2.94%, due 03/07/2014 *		2,000	1,592
3.81%, due 12/26/2008 *		1,500	1,497
5.50%, due 04/11/2013		2,200	2,012
8.30%, due 12/21/2057		1,400	961
8.40%, due 04/30/2018 Ž		4,100	2,850
General Electric Capital Corp.
2.85%, due 03/12/2010 *		300	291
5.88%, due 01/14/2038		3,000	2,140
6.38%, due 11/15/2067 ^		300	194
6.50%, due 09/15/2067 -144A	GBP	1,600	1,417
JPMorgan Chase & Co.
7.90%, due 04/30/2018 Ž		$2,000	1,620
Petroleum Export, Ltd.
5.27%, due 06/15/2011 -144A		114	114
SMFG Preferred Capital, Ltd.
10.23%, due 07/18/2049 Reg S Ž	GBP	2,900	3,594
Williams Cos., Inc.
6.75%, due 04/15/2009 -144A		$2,600	2,535
Diversified Telecommunication Services (0.5%)
AT&T, Inc.
4.13%, due 09/15/2009		575	568
5.50%, due 02/01/2018		2,000	1,699
6.30%, due 01/15/2038		800	632
Deutsche Telekom International Finance BV
8.13%, due 05/29/2012	EUR	124	167
KT Corp.
4.88%, due 07/15/2015 -144A		200	147
Electric Utilities (0.1%)
Entergy Gulf States, Inc.
5.70%, due 06/01/2015		200	165
Florida Power Corp.
4.80%, due 03/01/2013		450	417
PSEG Power LLC
6.95%, due 06/01/2012 ^		210	198
Food & Staples Retailing (0.5%)
Kroger Co.
6.40%, due 08/15/2017 ^		1,500	1,305
New Albertsons, Inc.
6.95%, due 08/01/2009		1,200	1,134
Wal-Mart Stores, Inc.
5.80%, due 02/15/2018		800	768
6.50%, due 08/15/2037		300	269
Food Products (0.4%)
Kellogg Co.
6.60%, due 04/01/2011		2,000	2,016
Kraft Foods, Inc.
6.88%, due 02/01/2038		300	238
Health Care Providers & Services (0.2%)
HCA, Inc.
9.25%, due 11/15/2016 ^		200	170
UnitedHealth Group, Inc.
6.00%, due 02/15/2018 ^		1,400	1,050
6.88%, due 02/15/2038		300	214
Hotels, Restaurants & Leisure (0.1%)
Mandalay Resort Group
6.50%, due 07/31/2009		300	273
Insurance (2.7%)
American International Group, Inc.
8.25%, due 08/15/2018 -144A ^		5,300	2,183
Metropolitan Life Global Funding I
5.13%, due 04/10/2013 -144A		1,100	984
New York Life Global Funding
4.65%, due 05/09/2013 -144A		12,200	11,435
Principal Life Income Funding Trusts
5.30%, due 04/24/2013		400	367
Media (0.0%)
Time Warner, Inc.
6.88%, due 05/01/2012		20	18
Office Electronics (0.2%)
Xerox Corp.
9.75%, due 01/15/2009 *		1,100	1,096
Oil, Gas & Consumable Fuels (0.7%)
Chesapeake Energy Corp.
7.00%, due 08/15/2014 ^		100	80
Enterprise Products Operating, LP
4.95%, due 06/01/2010		100	95
GAZ Capital SA
8.15%, due 04/11/2018 -144A		1,000	680
8.63%, due 04/28/2034 Reg S		500	337
NGPL Pipeco LLC
7.12%, due 12/15/2017 -144A		1,800	1,468
7.77%, due 12/15/2037 -144A		700	529
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.44%, due 09/15/2009 -144A		20	20

The notes to the financial statements are an integral part of this report.

59

	Principal		Value
Sonat, Inc.
7.63%, due 07/15/2011	$370		$308
Southern Natural Gas Co.
8.00%, due 03/01/2032	100		77
Williams Cos., Inc.
7.50%, due 01/15/2031	100		73
Pharmaceuticals (0.8%)
GlaxoSmithKline Capital, Inc.
6.38%, due 05/15/2038	5,100		4,311
Real Estate Investment Trusts (0.3%)
Ventas Realty, LP
6.75%, due 06/01/2010	1,500		1,418
Thrifts & Mortgage Finance (0.5%)
Nykredit Realkredit A/S
5.00%, due 10/01/2038 *	DKK	5,715	857
Realkredit Danmark A/S
5.00%, due 01/01/2038 *	DKK	11,471	1,705
Tobacco (0.1%)
Reynolds American, Inc.
7.63%, due 06/01/2016	$200		164
7.75%, due 06/01/2018	1,000		800
Wireless Telecommunication Services (0.0%)
AT&T Mobility LLC
6.50%, due 12/15/2011	180		173
Total Corporate Debt Securities (cost $211,982)			169,273

	Shares
CONVERTIBLE PREFERRED STOCKS (0.1%)
Diversified Financial Services (0.1%)
Bank of America Corp., 7.25% ▲	800	567
Insurance (0.0%)
American International
Group, Inc., 8.50% ▲	40,000	178
Total Convertible Preferred Stocks (cost $3,800)		745

PREFERRED STOCKS (0.3%)
Commercial Banks (0.1%)
Wachovia Corp., 7.50% ^ ▲	900	599
Thrifts & Mortgage Finance (0.2%)
DG Funding Trust , 6.01% -144A * ▲ §	119	1,207
U.S. Government Agency Obligation (0.0%)
Fannie Mae 8.25% ▲	26,000	55
Total Preferred Stocks (cost $2,816)		1,861

	Principal
LOAN ASSIGNMENTS (0.9%)
Automobiles (0.2%)
DaimlerChrysler Finance Co.
9.00%, due 08/03/2012	1,980	1,346
Health Care Providers & Services (0.3%)
HCA, Inc.
6.01%, due 11/18/2013	1,474	1,219
Health Management Associates, Inc.
7.10%, due 01/16/2014	1,037	727
Media (0.2%)
CSC Holdings, Inc.
1.00%, due 02/24/2013	992	855
Paper & Forest Products (0.2%)
Koch Forest Products, Inc.
7.47%, due 12/20/2012	987	816
Total Loan Assignments (cost $6,231)		4,963

	Contracts G
PURCHASED OPTIONS (1.0%)
Covered Call Options (0.6%)
5-Year U.S. Treasury Future
Call Strike $138.00
Expires 11/21/2008	582,000	5
Fannie Mae
Call Strike $96.41
Expires 11/14/2008 §	31,000,000	545
Fannie Mae
Call Strike $93.59
Expires 02/13/2009 §	7,000,000	467
Fannie Mae
Call Strike $94.60
Expires 02/13/2009 §	24,000,000	1,390
IRO 2-Year USD
Call Strike $3.45
Expires 08/03/2009 §	5,100,000	55
IRO 2-Year USD
Call Strike $3.50
Expires 02/04/2011 §	14,300,000	195
IRO 2-Year USD
Call Strike $3.15
Expires 02/02/2029 §	30,600,000	276
IRO USD
Call Strike $3.60
Expires 07/02/2009 §	7,400,000	94
IRO USD
Call Strike $3.50
Expires 08/03/2009 §	67,600,000	758
OTC EURO vs USD Currency
Call Strike $1.38
Expires 05/21/2010 §	1,000,000	69
OTC EURO vs USD Currency
Call Strike $1.38
Expires 05/21/2010 §	1,900,000	132
OTC EURO vs USD Currency
Call Strike $1.38
Expires 06/03/2010 §	2,000,000	141
OTC JPY vs USD Currency
Call Strike $104.00
Expires 03/17/2010 §	2,600,000	91
OTC JPY vs USD Currency
Call Strike $103.80
Expires 03/17/2010 §	2,400,000	87
OTC JPY vs USD Currency
Call Strike $105.40
Expires 03/31/2010 §	1,900,000	56
Put Options (0.4%)
Fannie Mae
Put Strike $73.00
Expires 01/06/2009 §	62,000,000	♦
Fannie Mae
Put Strike $35.00
Expires 01/06/2009 §	8,000,000	♦
OTC EURO vs USD Currency
Put Strike $1.38
Expires 05/21/2010 §	1,000,000	165

The notes to the financial statements are an integral part of this report.

60

	Contracts G	Value
Put Options (continued)
OTC EURO vs USD Currency
Put Strike $1.38
Expires 05/21/2010 §	1,900,000	$314
OTC EURO vs USD Currency
Put Strike $1.38
Expires 06/03/2010 §	2,000,000	332
OTC JPY vs USD Currency
Put Strike $103.80
Expires 03/17/2010 §	2,400,000	270
OTC JPY vs USD Currency
Put Strike $104.00
Expires 03/17/2010 §	2,600,000	295
OTC JPY vs USD Currency
Put Strike $105.40
Expires 03/31/2010 §	1,900,000	233
U.S. Treasury Bond
Put Strike $86.00
Expires 11/21/2008	3,900,000	1
U.S. Treasury Note
Put Strike $100.00
Expires 11/21/2008	7,600,000	1
Total Purchased Options (cost $3,676)		5,972

	Notional Amount
PURCHASED SWAPTION (0.1%)
Covered Call Options (0.1%)
IRO EURO
Call Strike $4.07
Expires 09/14/2009 §	$42,600	675
Total Purchased Swaption (cost $220)		675

	Principal
COMMERCIAL PAPER (1.3%)
Goldman Sachs Group, Inc.
3.25% due 01/22/2009	$4,600	4,566
Citigroup Funding, Inc.
3.60% due 01/22/2009	2,700	2,678
Total Commercial Paper (cost $7,244)		7,244

SHORT-TERM U.S. GOVERNMENT OBLIGATION (1.3%)
U.S. Treasury Bill
Zero Coupon, due 11/28/2008 ^ Ħ	7,200	7,197

Total Short-Term U.S. Government Obligation (cost $7,197)		7,197

	Shares
SECURITIES LENDING COLLATERAL (8.5%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	48,104,248	48,104
Total Securities Lending Collateral (cost $48,104)		48,104

Total Investment Securities (cost $916,173) #		$844,010

	Contracts G
WRITTEN OPTIONS (0.0%)
Put Options (0.0%)
Eurodollar Future	94,000	$(8)
Call Strike $97.00
Expires 12/15/2008
Call Options (0.0%)
10-Year U.S Treasury Future	74,000	(8)
Call Strike $118.00
Expires 11/21/2008

Total Written Options (Premiums: $87)		(16)

	Notional Amount
WRITTEN SWAPTIONS (-0.3%) ±
Call Options (-0.3%)
5-Year IRO USD	$2,200	(47)
Call Strike $4.15
Expires 8/3/2009
IRO EURO	13,700	(314)
Call Strike $4.25
Expires 9/14/2009
7-Year USD	4,800	(151)
Call Strike $4.60
Expires 2/2/2009
IRO USD	3,200	(72)
Call Strike $4.20
Expires 7/2/2009
IRO USD	29,400	(730)
Call Strike $4.30
Expires 8/3/2009
7-Year USD	10,200	(199)
Call Strike $4.25
Expires 2/2/2009
Total Written Swaptions (Premiums: $1,494)		(1,513)

The notes to the financial statements are an integral part of this report.

61

CREDIT DEFAULT SWAP AGREEMENTS – BUY PROTECTION:  €

Reference Entity	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)
Baxter International, Inc. 6.63%, due 02/15/2028 §	0.35%	09/20/2013	BRC	$3,800	$(1)
Campbell Soup Company 4.88%, due 10/01/2013 §	0.35%	09/20/2013	UAG	1,100	♦
Campbell Soup Company 4.88%, due 10/01/2013 §	0.35%	09/20/2013	BRC	2,000	♦
Commercial Mortgage Backed Securities Index	0.08%	12/13/2049	MYC	1,700	23
Diamond Offshore Drill, Zero Coupon, due 6/6/2020 §	0.44%	06/20/2017	CBK	1,400	77
Dow Jones CDX.EM.9 Index §	2.65%	06/20/2013	BRC	8,700	1,458
Dow Jones CDX.HY-9 Index	1.40%	12/20/2012	FBF	3,100	(372)
Dow Jones CDX.HY-9 Index	6.37%	12/20/2012	MEI	3,000	(221)
Dow Jones CDX.IG.5 Index §	0.14%	12/20/2012	MYC	4,500	745
Dow Jones CDX.NA.IG.10 Index §	1.50%	06/20/2018	DUB	10,234	482
Dow Jones CDX.NA.IG.10 Index §	1.55%	06/20/2013	FBF	1,476	40
General Electric Capital Corporation, 6.00% due 06/15/2012	1.15%	03/20/2010	CBK	2,000	(135)
General Mills, Inc. 5.70%, due 02/15/2017 §	0.50%	09/20/2013	BRC	3,200	33
HSBC Finance Corp BP, 6.38%, due 10/15/2011 §	0.20%	12/20/2011	RYL	4,900	546
Limited Brands BP, due 6/20/2017 §	1.03%	06/20/2017	GST	4,000	815
Noble Corp. BP, due 6/20/2012 §	0.52%	06/20/2012	FBF	1,500	41
Raytheon Co. 7.20%, due 08/15/2027 §	0.48%	09/20/2013	BRC	3,000	8
Weyerhaeuser Co, 6.75%, due 3/15/2012 §	0.96%	06/20/2017	UAG	700	76
					$3,615

CREDIT DEFAULT SWAP AGREEMENTS – SELL PROTECTION:  €

Reference Entity	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)
Asset Backed Securities Index	0.11%	05/25/2046	GST	$2,000	$(120)
Deutsche Bank AG 5.50% due 05/18/2011	0.55%	12/20/2008	RYL	2,300	(2)
Dow Jones CDX.HY-8 Index	0.48%	06/20/2012	BRC	3,237	(188)
Dow Jones CDX.HY-9 Index §	5.00%	06/20/2013	UAG	2,500	365
Dow Jones CDX.HY-9 Index §	5.00%	06/20/2013	BRC	2,600	378
Dow Jones CDX.IG.10 Index §	1.55%	06/20/2013	MYC	787	24
Dow Jones CDX.IG.10 Index §	1.55%	06/20/2013	DUB	6,002	70
Dow Jones CDX.IG.5 Index	0.46%	12/20/2015	MYC	3,200	(808)
Dow Jones CDX.IG.9 Index §	0.80%	12/20/2017	BRC	2,165	138
Dow Jones CDX.IG.9 Index §	0.80%	12/20/2017	MYC	11,513	599
Dow Jones CDX.IG.9 Index §	1.50%	06/20/2018	GST	11,906	716
Dow Jones CDX.IG.9 Index §	1.50%	06/20/2018	MYC	21,845	1,196
Dow Jones CDX.IG.9 Index §	0.82%	12/20/2012	DUB	1,860	15
Dow Jones CDX.IG.9 Index §	0.82%	12/20/2012	BRC	3,230	26
Dow Jones CDX.NA.IG.7 Index	0.65%	12/20/2016	GST	9,938	14
General Electric Capital Corporation, 6.00% due 06/15/2012	1.05%	03/20/2010	CBK	2,500	(172)
Kellogg Co. 6.60%, due 04/01/2011	0.42%	06/20/2011	BPS	2,000	5
kraine Government Bond, 7.65%, due 06/11/2013	0.72%	12/22/2008	BRC	800	(28)
Kroger Co. 6.40%, due 08/15/2017 §	0.78%	09/20/2017	DUB	1,500	9
Morgan Stanley BP 5.82% due 10/18/2016 §	0.32%	12/20/2016	RYL	2,800	515
Pemex Project Funding Master Trust, 9.5%, due 9/15/2027	0.29%	12/22/2008	BRC	1,400	(5)
Republic of Indonesia Government Bond 6.75% due 03/10/2014	0.40%	12/20/2008	RYL	200	(1)
Ukraine Government Bond 7.65% due 06/11/2013	0.71%	12/20/2008	BRC	100	(3)
Ukraine Government Bond, 7.65% due 06/11/2013	0.72%	12/20/2008	DUB	100	(3)
Wyeth 5.25%, due 03/15/2013 §	0.39%	09/20/2013	BRC	1,000	4
Wyeth 5.25%, due 03/15/2013 §	0.39%	09/20/2013	UAG	10,400	37
					$2,781

The notes to the financial statements are an integral part of this report.

62

INTEREST RATE SWAP AGREEMENTS – RECEIVABLE: €

Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Unrealized Appreciation/ (Depreciation)
3-Month USD-LIBOR	5.00%	12/17/2018	MYC		$2,600	$(39)
3-Month USD-LIBOR	5.00%	12/17/2023	MLC		55,900	(1,844)
3-Month USD-LIBOR	5.00%	12/17/2023	DUB		10,900	(726)
3-Month USD-LIBOR	5.00%	12/17/2023	BRC		4,200	(286)
3-Month USD-LIBOR	5.00%	12/17/2023	RYL		10,500	35
3-Month USD-LIBOR	5.00%	12/17/2028	MYC		14,900	(1,302)
3-Month USD-LIBOR	5.00%	12/17/2028	GLM		2,400	(20)
3-Month USD-LIBOR	5.00%	12/17/2028	RYL		4,200	71
3-Month USD-LIBOR	5.00%	12/17/2028	MLC		8,400	8
3-Month USD-LIBOR	5.00%	12/17/2038	BRC		13,600	(842)
3-Month USD-LIBOR	5.00%	12/17/2038	MLC		16,900	(778)
3-Month USD-LIBOR	5.00%	12/17/2038	BPS		1,500	(138)
3-Month USD-LIBOR	5.00%	12/17/2038	DUB		2,600	(112)
3-Month USD-LIBOR	5.00%	12/17/2038	MYC		4,000	(89)
3-Month USD-LIBOR	5.00%	12/17/2038	RYL		15,400	35
6-Month EURIBOR	4.00%	12/15/2011	BRC	EUR	34,100	(902)
6-Month EURIBOR	4.75%	09/19/2038	GLM	EUR	7,200	(317)
6-Month EURIBOR	5.00%	09/17/2018	BRC	EUR	6,800	(334)
6-Month EURIBOR	5.00%	09/17/2018	DUB	EUR	5,000	(190)
6-Month EURIBOR	5.00%	09/17/2018	GLM	EUR	900	(35)
6-Month EURIBOR	5.00%	09/17/2038	MYC	EUR	3,700	(231)
6-Month GBP-LIBOR §	4.00%	12/15/2035	MYC	GBP	3,000	(169)
6-Month GBP-LIBOR §	4.00%	12/15/2035	BRC	GBP	800	4
6-Month GBP-LIBOR	4.00%	06/15/2037	GLM	GBP	1,000	(48)
6-Month GBP-LIBOR	4.00%	06/15/2037	BRC	GBP	900	(45)
6-Month GBP-LIBOR	4.50%	12/15/2035	DUB	GBP	4,200	(336)
6-Month GBP-LIBOR	5.00%	09/20/2017	DUB	GBP	3,400	(276)
6-Month JPY-LIBOR	1.75%	12/17/2015	UAG	JPY	120,000	34
ICAP CMM FRA §	4.50%	01/23/2009	MLC		$3,000	474
ICAP CMM FRA §	5.00%	01/16/2009	MLC		4,600	383
ICAP CMM FRA §	5.50%	05/21/2009	MLC		1,000	23
						$(7,992)

INTEREST RATE SWAP AGREEMENTS – PAYABLE: €

Floating Rate Index	Fixed Rate	Expiration Date	Counterparty		Notional Amount	Unrealized Appreciation/ (Depreciation)
3-Month USD-LIBOR §	4.00%	12/17/2013	MLC		$48,600	$523
3-Month USD-LIBOR §	4.00%	12/17/2013	BRC		43,500	71
3-Month USD-LIBOR §	4.00%	12/17/2013	RYL		52,800	2,140
3-Month USD-LIBOR §	4.00%	12/17/2013	MYC		131,500	(485)
3-Month USD-LIBOR	4.00%	06/17/2014	MLC		3,300	(32)
3-Month USD-LIBOR	4.00%	06/17/2014	BRC		1,500	(7)
3-Month USD-LIBOR §	4.00%	12/17/2013	CBK		2,200	73
3-Month USD-LIBOR §	5.00%	12/17/2015	RYL		1,100	(41)
3-Month USD-LIBOR §	5.00%	12/15/2035	DUB		5,900	356
6-Month EURIBOR	4.00%	09/19/2009	GLM	EUR	1,200	8

The notes to the financial statements are an integral part of this report.

63

Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Unrealized Appreciation/ (Depreciation)
6-Month EURIBOR §	4.50%	03/18/2011	BPS	EUR	16,700	$319
6-Month EURIBOR §	4.50%	03/18/2014	DUB	EUR	6,900	193
6-Month EURIBOR §	5.00%	03/18/2010	GLM	EUR	46,600	584
6-Month EURIBOR §	5.00%	03/18/2010	BRC	EUR	9,100	186
6-Month EURIBOR §	5.00%	09/17/2010	DUB	EUR	20,800	565
6-Month EURIBOR §	5.00%	09/17/2013	GLM	GBP	800	6
6-Month EURIBOR §	5.00%	07/13/2037	UAG	EUR	100	13
6-Month EURIBOR §	5.50%	12/17/2010	MYC	EUR	8,300	359
6-Month EURIBOR §	5.50%	12/17/2010	BRC	EUR	1,900	77
6-Month GBP-LIBOR §	5.00%	09/15/2010	BRC	GBP	11,200	480
6-Month GBP-LIBOR §	5.00%	09/15/2010	RYL	GBP	1,300	57
6-Month GBP-LIBOR §	5.00%	03/18/2011	CBK	GBP	8,000	295
6-Month GBP-LIBOR §	5.00%	03/18/2011	DUB	GBP	7,000	270
6-Month GBP-LIBOR §	5.10%	09/15/2013	RYL	GBP	1,500	44
6-Month GBP-LIBOR	6.00%	03/20/2009	DUB	GBP	4,100	12
6-Month GBP-LIBOR §	6.00%	06/19/2009	RYL	GBP	6,100	115
BRL-CDI	12.67%	01/04/2010	MYC	BRL	20,000	(207)
BRL-CDI	10.12%	01/02/2012	MYC	BRL	23,400	(1,023)
BRL-CDI	10.15%	01/02/2012	GLM	BRL	29,500	(1,872)
BRL-CDI	10.58%	01/02/2012	UAG	BRL	200	(6)
BRL-CDI	10.68%	01/02/2012	BRC	BRL	19,800	(904)
BRL-CDI	12.54%	01/02/2012	UAG	BRL	8,900	(262)
BRL-CDI	12.54%	01/02/2012	MLC	BRL	6,900	(214)
BRL-CDI	12.67%	01/04/2010	MLC	BRL	6,800	(65)
BRL-CDI	14.77%	01/02/2012	ML	BRL	2,900	(60)
BRL-CDI	14.77%	01/02/2012	HUS	BRL	2,100	(47)
FRC Excluding Tobacco-Non-Revised CPI §	2.09%	10/15/2010	BPS	EUR	2,000	339
FRC Excluding Tobacco-Non-Revised CPI §	2.10%	10/15/2010	BRC	EUR	1,000	(302)
FRC Excluding Tobacco-Non-Revised CPI §	2.15%	10/15/2010	UAG	EUR	2,100	1,124
FRC-Excluding Tobacco-Non-Revised CPI §	1.94%	04/10/2012	BPS	EUR	600	9
FRC-Excluding Tobacco-Non-Revised CPI §	1.94%	04/10/2012	RYL	EUR	600	7
FRC-Excluding Tobacco-Non-Revised CPI §	1.95%	03/15/2012	BRC	EUR	1,400	19
FRC-Excluding Tobacco-Non-Revised CPI §	1.95%	03/30/2012	RYL	EUR	400	6
FRC-Excluding Tobacco-Non-Revised CPI §	1.98%	04/30/2012	BRC	EUR	500	6
FRC-Excluding Tobacco-Non-Revised CPI §	1.96%	03/28/2012	RYL	EUR	400	6
FRC-Excluding Tobacco-Non-Revised CPI §	1.96%	03/30/2012	GLM	EUR	400	6
FRC-Excluding Tobacco-Non-Revised CPI §	1.96%	04/05/2012	BRC	EUR	300	4
ICAP CMM FRA §	5.00%	02/20/2009	MLC		$800	22
						$2,767

The notes to the financial statements are an integral part of this report.

64

FUTURES CONTRACTS:  £

Description	Contracts G	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	211	12/19/2008	$23,859	$(564)
30-Year U.S. Treasury Bond	544	12/19/2008	61,540	(2,561)
3-Month Euro EURIBOR	333	06/15/2009	103,024	1,826
3-Month Euro EURIBOR	136	12/15/2008	41,746	559
3-Month Euro EURIBOR	234	03/16/2009	72,216	1,302
3-Month GBP-LIBOR	88	03/18/2009	17,121	391
5-Year U.S. Note	1,929	12/31/2008	(218,474)	(2,576)
90-Day Euro	244	12/17/2009	47,348	687
90-Day Euro	269	03/15/2010	65,273	354
90-Day Euro	368	12/15/2008	89,935	762
90-Day Euro	215	12/17/2008	41,433	538
90-Day Euro	73	06/15/2009	17,808	83
90-Day Euro	333	12/14/2009	80,886	491
90-Day Sterling	15	06/17/2009	2,922	74
90-Day Sterling	259	09/16/2009	50,394	1,056
Euro-BUND	37	11/19/2008	(5,467)	(76)
Euro-SCHATZ	299	12/09/2008	(40,401)	(940)
Long Gilt	37	12/29/2008	(6,627)	(57)
			$444,536	$1,349

FORWARD FOREIGN CURRENCY CONTRACTS:  Ð

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Brazilian Real	37,943	12/02/2008	$20,301	$(3,004)
Brazilian Real	771	12/02/2008	352	(1)
Brazilian Real	(179)	12/02/2008	(100)	18
Brazilian Real	(359)	12/02/2008	(200)	36
Brazilian Real	(1,413)	12/02/2008	(790)	146
Brazilian Real	(916)	12/02/2008	(500)	83
Brazilian Real	(718)	12/02/2008	(394)	67
Brazilian Real	(1,100)	12/02/2008	(603)	101
Brazilian Real	(10,307)	12/02/2008	(6,056)	1,358
Brazilian Real	(623)	12/02/2008	(374)	90
Brazilian Real	(360)	12/02/2008	(200)	36
Brazilian Real	(2,340)	12/02/2008	(1,300)	233
Brazilian Real	(591)	12/02/2008	(330)	61
Brazilian Real	(498)	12/02/2008	(273)	46
Brazilian Real	(1,823)	12/02/2008	(1,000)	169
Brazilian Real	(111)	12/02/2008	(68)	18
Brazilian Real	(91)	12/02/2008	(56)	15
Brazilian Real	(80)	12/02/2008	(49)	13
Brazilian Real	(8,486)	12/02/2008	(4,973)	1,104
Chinese Yuan Renminbi	14,051	11/13/2008	2,068	(18)
Chinese Yuan Renminbi	5,414	11/13/2008	797	(7)
Chinese Yuan Renminbi	6,741	11/13/2008	994	(11)
Chinese Yuan Renminbi	5,418	11/13/2008	798	(8)
Chinese Yuan Renminbi	9,253	11/13/2008	1,364	(14)
Chinese Yuan Renminbi	(4,119)	11/13/2008	(600)	(1)
Chinese Yuan Renminbi	(4,188)	11/13/2008	(610)	(1)
Chinese Yuan Renminbi	(4,182)	11/13/2008	(610)	♦

The notes to the financial statements are an integral part of this report.

65

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Chinese Yuan Renminbi	(4,116)	11/13/2008	$(600)	$(1)
Chinese Yuan Renminbi	(3,428)	11/13/2008	(500)	♦
Chinese Yuan Renminbi	(6,165)	11/13/2008	(900)	1
Chinese Yuan Renminbi	(8,307)	11/13/2008	(1,210)	(2)
Chinese Yuan Renminbi	(4,119)	11/13/2008	(600)	(1)
Chinese Yuan Renminbi	(2,256)	11/13/2008	(329)	♦
Chinese Yuan Renminbi	22,200	07/15/2009	3,435	(255)
Chinese Yuan Renminbi	3,112	07/15/2009	484	(38)
Chinese Yuan Renminbi	4,668	07/15/2009	726	(57)
Chinese Yuan Renminbi	956	07/15/2009	149	(12)
Chinese Yuan Renminbi	982	07/15/2009	153	(12)
Chinese Yuan Renminbi	3,878	07/15/2009	602	(46)
Chinese Yuan Renminbi	14,351	07/15/2009	2,225	(169)
Chinese Yuan Renminbi	2,624	07/15/2009	407	(31)
Chinese Yuan Renminbi	1,754	07/15/2009	272	(21)
Chinese Yuan Renminbi	2,034	07/15/2009	317	(26)
Chinese Yuan Renminbi	3,985	07/15/2009	617	(46)
Chinese Yuan Renminbi	967	07/15/2009	150	(11)
Chinese Yuan Renminbi	(11,216)	07/15/2009	(1,600)	(7)
Chinese Yuan Renminbi	(8,376)	07/15/2009	(1,200)	♦
Chinese Yuan Renminbi	4,184	09/08/2009	600	(1)
Chinese Yuan Renminbi	4,242	09/08/2009	610	(3)
Chinese Yuan Renminbi	4,205	09/08/2009	610	(8)
Chinese Yuan Renminbi	4,142	09/08/2009	600	(7)
Chinese Yuan Renminbi	3,452	09/08/2009	500	(6)
Chinese Yuan Renminbi	6,206	09/08/2009	900	(12)
Chinese Yuan Renminbi	8,400	09/08/2009	1,210	(8)
Chinese Yuan Renminbi	4,165	09/08/2009	600	(4)
Chinese Yuan Renminbi	2,256	09/08/2009	325	(2)
Danish Krone	(17,535)	12/09/2008	(3,387)	392
Euro	68	11/05/2008	85	1
Euro	208	11/05/2008	261	4
Euro	(3,389)	12/04/2008	(4,258)	(56)
Japanese Yen	571,026	11/05/2008	5,670	128
Japanese Yen	327,702	11/05/2008	3,344	(17)
Japanese Yen	(122,653)	11/05/2008	(1,162)	(84)
Japanese Yen	(128,957)	11/05/2008	(1,298)	(12)
Japanese Yen	(525,049)	11/05/2008	(5,169)	(162)
Japanese Yen	(122,069)	11/05/2008	(1,263)	24
Japanese Yen	(327,702)	12/03/2008	(3,349)	17
Malaysian Ringgit	1,766	11/12/2008	566	(69)
Malaysian Ringgit	1,126	11/12/2008	360	(43)
Malaysian Ringgit	668	11/12/2008	207	(18)
Malaysian Ringgit	501	11/12/2008	155	(14)
Malaysian Ringgit	383	11/12/2008	118	(10)
Malaysian Ringgit	1,923	11/12/2008	617	(75)
Malaysian Ringgit	(421)	11/12/2008	(120)	1
Malaysian Ringgit	(420)	11/12/2008	(120)	2

The notes to the financial statements are an integral part of this report.

66

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Malaysian Ringgit	(1,160)	11/12/2008	$(332)	$6
Malaysian Ringgit	(422)	11/12/2008	(120)	1
Malaysian Ringgit	(881)	11/12/2008	(250)	2
Malaysian Ringgit	(70)	11/12/2008	(20)	♦
Malaysian Ringgit	(459)	11/12/2008	(130)	1
Malaysian Ringgit	(425)	11/12/2008	(120)	♦
Malaysian Ringgit	(539)	11/12/2008	(150)	(2)
Malaysian Ringgit	(1,038)	11/12/2008	(290)	(2)
Malaysian Ringgit	1,160	02/12/2009	332	(5)
Malaysian Ringgit	421	02/12/2009	120	(1)
Malaysian Ringgit	424	02/12/2009	120	♦
Malaysian Ringgit	1,042	02/12/2009	290	4
Malaysian Ringgit	420	04/14/2009	120	(1)
Malaysian Ringgit	419	04/14/2009	120	(1)
Malaysian Ringgit	879	04/14/2009	250	(1)
Malaysian Ringgit	70	04/14/2009	20	♦
Malaysian Ringgit	457	04/14/2009	130	(1)
Malaysian Ringgit	541	04/14/2009	150	3
Mexican Peso	50,857	11/19/2008	4,793	(863)
Mexican Peso	50	11/19/2008	5	(1)
Mexican Peso	50	11/19/2008	5	(1)
Mexican Peso	50	11/19/2008	5	(1)
Mexican Peso	27	11/19/2008	3	(1)
Mexican Peso	(51,033)	11/19/2008	(3,851)	(93)
Mexican Peso	51,033	05/19/2009	3,739	51
Poland Zloty	5,615	05/06/2009	2,488	(471)
Russian Ruble	78,747	11/19/2008	3,176	(330)
Russian Ruble	(78,747)	11/19/2008	(2,783)	(64)
Russian Ruble	56,419	05/06/2009	2,314	(495)
Russian Ruble	78,747	05/06/2009	2,351	188
Singapore Dollar	767	11/21/2008	546	(28)
Singapore Dollar	785	11/21/2008	559	(29)
Singapore Dollar	462	11/21/2008	340	(28)
Singapore Dollar	462	11/21/2008	340	(28)
Singapore Dollar	956	11/21/2008	698	(53)
Singapore Dollar	(281)	11/21/2008	(190)	1
Singapore Dollar	(281)	11/21/2008	(190)	1
Singapore Dollar	(281)	11/21/2008	(190)	♦
Singapore Dollar	(358)	11/21/2008	(240)	(2)
Singapore Dollar	(440)	11/21/2008	(300)	3
Singapore Dollar	(443)	11/21/2008	(300)	1
Singapore Dollar	(425)	11/21/2008	(290)	3
Singapore Dollar	(449)	11/21/2008	(300)	(3)
Singapore Dollar	278	04/14/2009	190	(1)
Singapore Dollar	278	04/14/2009	190	(1)
Singapore Dollar	278	04/14/2009	190	(1)
Singapore Dollar	355	04/14/2009	240	1
Singapore Dollar	445	04/14/2009	300	2

The notes to the financial statements are an integral part of this report.

67

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Singapore Dollar	439	04/14/2009	$300	$(2)
Singapore Dollar	422	04/14/2009	290	(4)
Singapore Dollar	434	07/30/2009	300	(4)
United Kingdom Pound	(10,773)	11/03/2008	(19,571)	2,238
United Kingdom Pound	3,942	11/05/2008	6,873	(531)
United Kingdom Pound	122	11/05/2008	197	(1)
United Kingdom Pound	640	11/05/2008	1,006	24
United Kingdom Pound	800	11/05/2008	1,257	30
United Kingdom Pound	1,439	11/05/2008	2,262	53
United Kingdom Pound	(1,500)	11/05/2008	(2,579)	166
United Kingdom Pound	(10,773)	12/09/2008	(17,579)	285
			$(5,768)	$(233)

SECURITIES SOLD SHORT: €

Securities Sold Short	Principal	Value
Fannie Mae, TBA,
5.50%, 12/01/2036	$(9,000)	$(8,778)
Fannie Mae, TBA,
6.50%, 11/01/2036	(1,000)	(1,013)
Ginnie Mae, TBA,
5.50%, 11/01/2035	(100)	(98)
Total Securities Sold Short (Proceeds $9,802)		(9,889)

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $47,105.
♦	Value and/or principal is less than $1.
*	Floating or variable rate note. Rate is listed as of 10/31/2008.
Ī	IO - Interest Only.
Џ	In default.
Ž	The security has a perpetual maturity. The date shown is the next call date.
◙	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2008.
G	Contract Amounts are not in thousands.
	Interest rate shown reflects the yield at 10/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
§	Illiquid. At 10/31/2008, these securities aggregated $8,903, or 1.57% of the Fund’s net assets.
#

Aggregate cost for federal income tax purposes is $916,564. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $4,819 and $77,373, respectively. Net unrealized depreciation for tax purposes is $72,554.

₤	$4,207 on deposit with broker to cover margin requirements for open future contracts at 10/31/2008.
€	Escrow receipt deposits by the counterparty in the amount of $5,366 are segregated with the custodian to cover margin requirements for open swap contracts and securities sold short at 10/31/2008.
Ð	$500 on deposit with broker and escrow receipt deposits by the counterparty in the amount of $500 to cover margin requirements for open forward foreign currency contracts at 10/31/2008.
Ħ

All or a portion of this security is segregated with the custodian to cover margin requirements for open swap and forward foreign currency contracts. The value of all securities segregated at 10/31/2008 is $500.

±	$750 on deposit with broker to cover margin requirements for open written swaption contracts.

The notes to the financial statements are an integral part of this report.

68

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $50,471, or 8.85% of the Fund’s net assets.

BPS	BNP Paribas
BRC	Barclays Bank PLC
BRL	Brazilian Real
CBK	Citibank N.A.
CDI	Credit Default Index
CDX	A series of indices that track North American and emerging market credit derivative indexes.
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index
DKK	Danish Krone
DUB	Deutsche Dank AG
EUR	Euro
EURIBOR	Euro InterBank Offered Rate
FBF	Credit Suisse
FRC	NETS CAC40 Index Fund (France)
GBP	British Pound Sterling
GLM	Goldman Sachs Capital Markets
GST	Goldman Sachs Capital Markets
HUS	HSBC Bank USA
ICAP

The world’s largest interdealer brokerage, is a wholesale broker of over-the-counter (OTC) derivatives, money markets, and securities, focusing on such markets as foreign exchange, energy, credit, and equities.

JPY	Japanese Yen
LIBOR	London InterBank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
MEI	Merrill Lynch International
MLC	Merrill Lynch Capital Services
MYC	Morgan Stanley Capital Services
OTC	Over-The-Counter
PLC	Public Limited Company
RYL	Royal Bank of Scotland PLC
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
UAG	UBS AG

The notes to the financial statements are an integral part of this report.

69

STATEMENTS OF ASSETS & LIABILITIES

At October 31, 2008

(all amounts except per share amounts in thousands)

	Transamerica American Century Large Company Value	Transamerica Clarion Global Real Estate Securities	Transamerica Evergreen Health Care	Transamerica Jennison Growth	Transamerica Legg Mason Partners Investors Value
Assets:
Investment securities, at cost	$654,738	$383,586	$234,429	$276,648	$51,801
Foreign currency cost	—	146	192	—	—
Securities loaned, at value	67,494	53,781	40,649	49,850	8,884
Investment securities, at value	$501,165	$292,654	$210,270	$254,112	$48,031
Cash	—	4	—	—	—
Foreign currency	—	146	196	—	—
Receivables:
Investment securities sold	—	529	5,320	294	14
Shares of beneficial interest sold	—	35	—	—	—
Income from loaned securities	52	43	55	33	6
Dividends	805	584	88	119	66
Dividend reclaims	—	9	174	26	22
Variation margin	81	—	—	—	—
Other	7	4	9	7	11
	$502,110	$294,008	$216,112	$254,591	$48,150
Liabilities:
Investment securities purchased	—	1,610	7,663	4,781	1,089
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	34	3	14	11	47
Management and advisory fees	303	167	129	137	27
Trustees fees	9	5	9	7	11
Transfer agent fees	4	2	2	7	4
Administration fees	7	4	3	4	1
Due to custodian	—	—	—	—	1
Payable for collateral for securities on loan	69,342	55,197	41,760	51,028	9,102
Other	50	95	49	37	25
	69,749	57,083	49,629	56,012	10,307
Net Assets	$432,361	$236,925	$166,483	$198,579	$37,843

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$637,828	$359,817	$196,671	$253,781	$45,719
Undistributed (accumulated) net investment income (loss)	11,806	(722)	479	349	939
Accumulated net realized loss from investments	(59,918)	(31,242)	(6,491)	(33,012)	(5,040)
Net unrealized appreciation (depreciation) on:
Investment securities	(153,576)	(90,934)	(24,163)	(22,539)	(3,775)
Futures contracts	(3,779)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	6	(13)	—	—
Net Assets	$432,361	$236,925	$166,483	$198,579	$37,843
Net Assets by Class:
Class A	$3,802	$2,682	$1,941	$5,187	$5,684
Class B	3,446	1,036	1,239	5,822	2,635
Class C	1,769	1,091	946	2,589	1,076
Class I	423,344	232,116	162,357	184,981	28,448
Shares Outstanding:
Class A	492	281	222	628	894
Class B	462	109	147	753	458
Class C	238	116	113	334	189
Class I	54,807	24,374	18,209	22,106	4,473
Net Asset Value Per Share:
Class A	$7.72	$9.53	$8.75	$8.26	$6.36
Class B	7.46	9.50	8.39	7.73	5.75
Class C	7.44	9.41	8.36	7.76	5.70
Class I	7.72	9.52	8.92	8.37	6.36

Maximum Offering Price Per Share (a)
Class A	$8.17	$10.08	$9.26	$8.74	$6.73

The notes to the financial statements are an integral part of this report.

70

	Transamerica Marsico Growth	Transamerica MFS International Equity	Transamerica PIMCO Real Return TIPS	Transamerica PIMCO Total Return
Assets:
Investment securities, at cost	$443,273	$82,934	$1,377,540	$916,173
Foreign currency cost	332	245	3,947	7,025
Securities loaned, at value	53,525	11,149	79,996	47,105
Investment securities, at value	$418,018	$65,296	$1,322,679	$844,010
Cash on deposit with broker	—	—	1,425	5,457
Foreign currency	332	241	4,294	7,037
Receivables:
Investment securities sold	—	82	279,605	114,440
Shares of beneficial interest sold	—	163	4	1
Interest	1	—	8,223	4,973
Income from loaned securities	55	8	70	29
Dividends	169	114	—	64
Dividend reclaims	36	67	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	4,050	7,228
Other	4	7	10	5
	$418,615	$65,978	$1,620,360	$983,244
Liabilities:
Premium on written option & swaption	$—	$—	$607	$1,581
Premium on swap agreements at value	$—	$—	$955	$10,488
Proceeds from securities sold short	$—	$—	$246,830	$9,802
Investment securities purchased	5,665	426	656,040	332,014
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	12	7	151	110
Management and advisory fees	241	42	377	324
Trustees fees	4	7	12	6
Transfer agent fees	5	8	1	3
Administration fees	6	1	11	10
Due to custodian	—	11	2,307	6,022
Payable for collateral for securities on loan	54,713	11,682	81,631	48,104
Unrealized depreciation on forward foreign currency contracts	—	—	6,003	7,461
Written swaptions and options	—	—	674	1,529
Swap agreements at value	—	—	5,154	9,317
Securities sold short, at value	—	—	241,036	9,889
Variation margin	—	—	214	562
Other	50	49	124	130
	60,696	12,233	993,735	415,481
Net Assets	$357,919	$53,745	$626,625	$567,763

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$440,003	$73,078	$700,966	$609,117
Undistributed (accumulated) net investment income (loss)	1,928	(1)	1,933	11,197
Undistributed (accumulated) net realized gain (loss) from investments	(58,755)	(1,688)	(26,940)	15,142
Net unrealized appreciation (depreciation) on:
Investment securities	(25,257)	(17,641)	(54,866)	(72,165)
Futures contracts	—	—	5,678	1,349
Written option and swaption contracts	—	—	(67)	52
Swap agreements	—	—	(4,199)	1,171
Translation of assets and liabilities denominated in foreign currencies	—	(3)	(1,674)	1,987
Securities sold short	—	—	5,794	(87)
Net Assets	$357,919	$53,745	$626,625	$567,763
Net Assets by Class:
Class A	$5,855	$5,250	$2,334	$4,567
Class B	4,354	5,527	1,751	4,663
Class C	2,233	1,971	1,448	3,105
Class I	345,477	40,997	621,092	555,428
Shares Outstanding:
Class A	635	1,911	253	476
Class B	497	2,359	192	486
Class C	255	864	160	325
Class I	37,247	6,234	67,405	58,001
Net Asset Value Per Share:
Class A	$9.21	$2.75	$9.21	$9.59
Class B	8.76	2.34	9.11	9.60
Class C	8.76	2.28	9.07	9.57
Class I	9.28	6.58	9.21	9.58

Maximum Offering Price Per Share (a)
Class A	$9.75	$2.91	$9.67	$10.07

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for classes B, C, and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

71

STATEMENTS OF OPERATIONS

For the years ended October 31, 2008

(all amounts in thousands)

	Transamerica American Century Large Company Value	Transamerica Clarion Global Real Estate Securities	Transamerica Evergreen Health Care	Transamerica Jennison Growth	Transamerica Legg Mason Partners Investors Value
Investment Income:
Dividends	$17,782	$11,003	$2,223	$2,051	$1,583
Withholding taxes on foreign dividends	(108)	(878)	(125)	(71)	—
Interest	411	164	254	123	50
Income from loaned securities-net	298	219	767	117	30
	18,383	10,508	3,119	2,220	1,663
Expenses:
Management and advisory fees	4,874	2,618	2,489	1,667	544
Transfer agent fees:
Class A	22	14	9	36	26
Class B	29	9	9	40	23
Class C	8	3	3	13	6
Class I	— (a)	— (a)	— (a)	— (a)	— (a)
Printing and shareholder reports	19	11	9	4	1
Custody fees	65	203	64	32	11
Administration fees	121	66	59	42	14
Legal fees	16	9	7	6	2
Audit fees	21	21	20	20	20
Trustees fees	11	6	5	3	1
Registration fees	3	4	—	4	—
Other	5	5	1	—	2
Total expenses	5,194	2,969	2,675	1,867	650
Net Investment Income	13,189	7,539	444	353	1,013

Net Realized Loss from:
Investment securities	(53,083)	(27,980)	(5,885)	(32,716)	(4,566)
Futures contracts	(5,316)	—	—	—	—
Written option & swaption contracts	—	(646)	—	—	—
Foreign currency transactions	—	(634)	(63)	—	—
	(58,399)	(29,260)	(5,948)	(32,716)	(4,566)

Net Decrease in Unrealized Depreciation on:
Investment securities	(220,929)	(162,318)	(86,296)	(63,764)	(21,964)
Futures contracts	(4,300)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	(1)	(23)	—	—
	(225,229)	(162,319)	(86,319)	(63,764)	(21,964)
Net Realized and Unrealized Loss:	(283,628)	(191,579)	(92,267)	(96,480)	(26,530)
Net Decrease In Net Assets Resulting from Operations	$(270,439)	$(184,040)	$(91,823)	$(96,127)	$(25,517)

The notes to the financial statements are an integral part of this report.

72

	Transamerica Marsico Growth	Transamerica MFS International Equity	Transamerica PIMCO Real Return TIPS	Transamerica PIMCO Total Return
Investment Income:
Dividends	$5,280	$770	$12	$304
Withholding taxes on foreign dividends	(30)	(74)	—	—
Interest	758	14	38,641	31,344
Income from loaned securities-net	349	10	118	67
	6,357	720	38,771	31,715
Expenses:
Management and advisory fees	3,308	271	4,962	3,877
Transfer agent fees:
Class A	27	41	4	15
Class B	26	50	5	18
Class C	10	12	3	7
Class I	— (a)		— (a)	— (a)
Printing and shareholder reports	13	16	26	20
Custody fees	66	82	281	309
Administration fees	83	6	149	117
Legal fees	11	—	19	15
Audit fees	20	20	22	22
Trustees fees	8	—	12	10
Registration fees	6	2	1	4
Other	12	—	5	6
Total expenses	3,590	500	5,489	4,420
Net Investment Income	2,767	220	33,282	27,295

Net Realized Loss from:
Investment securities	(57,768)	209	(3,958)	21,108
Futures contracts	—	—	(5,137)	(6,803)
Written option & swaption contracts	—	—	873	(4,218)
Swap agreements	—	—	4,170	8,765
Foreign currency transactions	(24)	(383)	1,175	6,125
	(57,792)	(174)	(2,877)	24,977

Net Decrease in Unrealized Depreciation on:
Investment securities	(123,573)	(22,609)	(68,485)	(75,342)
Futures contracts	—	—	6,813	(408)
Written option and swaption contracts	—	—	(124)	618
Swap agreements	—	—	(4,461)	(2,270)
Translation of assets and liabilities denominated in foreign currencies	—	(12)	(3,711)	(622)
Securities sold short	—	—	5,794	(87)
	(123,573)	(22,621)	(64,174)	(78,111)
Net Realized and Unrealized Loss:	(181,365)	(22,795)	(67,051)	(53,134)
Net Decrease In Net Assets Resulting from Operations	$(178,598)	$(22,575)	$(33,769)	$(25,839)

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

73

STATEMENTS OF CHANGES IN NET ASSETS

(all amounts in thousands)

	Transamerica American Century Large Company Value		Transamerica Clarion Global Real Estate Securities		Transamerica Evergreen Health Care		Transamerica Jennison Growth
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$13,189	$10,419	$7,539	$4,435	$444	$889	$353	$227
Net realized gain (loss)(a)	(58,399)	10,668	(29,260)	45,469	(5,948)	31,245	(32,716)	2
Change in unrealized appreciation (depreciation)(b)	(225,229)	28,939	(162,319)	(126)	(86,319)	23,578	(63,764)	27,959
Net increase (decrease) in net assets resulting from operations	(270,439)	50,026	(184,040)	49,778	(91,823)	55,712	(96,127)	28,188

Distributions to Shareholders:
From net investment income:
Class A	(73)	(72)	(254)	(264)
Class B	(107)	(99)	(159)	(225)
Class C	(53)	(45)	(106)	(110)
Class I	(10,236)	(4,642)	(16,445)	(13,154)	(589)	(125)	(228)
	(10,469)	(4,858)	(16,964)	(13,753)	(589)	(125)	(228)	—
From net realized gains:
Class A	(104)	(425)	(588)	(628)	(252)	(451)		(415)
Class B	(156)	(684)	(369)	(544)	(245)	(560)		(711)
Class C	(68)	(279)	(243)	(257)	(124)	(237)		(246)
Class I	(11,071)	(18,093)	(37,556)	(29,229)	(28,011)	(67,027)		(4,207)
	(11,399)	(19,481)	(38,756)	(30,658)	(28,632)	(68,275)	—	(5,579)
Capital Share Transactions:
Proceeds from shares sold:
Class A	42	23	5	29	5	6	27	23
Class B	7	10	2	4	3	2	6	10
Class C	14	37	4	3	12	21		3
Class I	53,344	335,997	48,177	50,905			147,775	41,824
	53,407	336,067	48,188	50,941	20	29	147,808	41,860
Dividends and distributions reinvested:
Class A	175	490	793	852	246	438		401
Class B	242	739	457	691	228	536		651
Class C	95	248	311	331	120	215		221
Class I	21,307	22,734	54,001	42,383	28,600	67,152	228	4,207
	21,819	24,211	55,562	44,257	29,194	68,341	228	5,480
Cost of shares redeemed:
Class A	(1,604)	(2,863)	(1,578)	(2,241)	(645)	(997)	(1,969)	(3,663)
Class B	(2,559)	(3,969)	(971)	(2,797)	(756)	(1,662)	(2,815)	(6,039)
Class C	(1,412)	(1,257)	(354)	(847)	(135)	(421)	(746)	(2,052)
Class I	(61,423)	(4,990)	(4,425)	(62,522)	(111,447)	(205,593)	(36,134)	(550)
	(66,998)	(13,079)	(7,328)	(68,407)	(112,983)	(208,673)	(41,664)	(12,304)
Automatic conversions:
Class A	1,185	264	723	198	328	187	1,195	211
Class B	(1,185)	(264)	(723)	(198)	(328)	(187)	(1,195)	(211)
	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	8,228	347,199	96,422	26,791	(83,769)	(140,303)	106,372	35,036

Net Increase (Decrease) in net assets	(284,079)	372,886	(143,338)	32,158	(204,813)	(152,991)	10,017	57,645

Net Assets:
Beginning of year	$716,440	$343,554	$380,263	$348,105	$371,296	$524,287	$188,562	$130,917
End of year	$432,361	$716,440	$236,925	$380,263	$166,483	$371,296	$198,579	$188,562
Undistributed (Accumulated) Net Investment Income (Loss)	$11,806	$9,098	$(722)	$(119)	$479	$590	$349	$224

The notes to the financial statements are an integral part of this report.

74

	Transamerica American Century Large Company Value		Transamerica Clarion Global Real Estate Securities		Transamerica Evergreen Health Care		Transamerica Jennison Growth
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Share Activity:
Shares issued:
Class A	4	2	1	1	1		2	2
Class B	1	1	—		—		1	1
Class C	2	3	—		1	2
Class I	6,151	27,331	3,314	2,565			14,148	3,554
	6,158	27,337	3,315	2,566	2	2	14,151	3,557
Shares issued-reinvested from distributions:
Class A	15	40	50	45	19	35	—	36
Class B	21	63	29	37	19	44	—	62
Class C	8	21	20	18	10	18	—	22
Class I	1,806	1,888	3,424	2,256	2,236	5,283	18	375
	1,850	2,012	3,523	2,356	2,284	5,380	18	495
Shares redeemed:
Class A	(156)	(227)	(114)	(116)	(57)	(76)	(181)	(318)
Class B	(252)	(328)	(67)	(143)	(72)	(131)	(273)	(560)
Class C	(134)	(104)	(25)	(44)	(13)	(34)	(73)	(190)
Class I	(7,401)	(395)	(322)	(3,242)	(9,706)	(15,782)	(4,386)	(46)
	(7,943)	(1,054)	(528)	(3,545)	(9,848)	(16,023)	(4,913)	(1,114)
Automatic conversions:
Class A	113	21	49	10	30	14	106	18
Class B	(117)	(21)	(49)	(10)	(31)	(15)	(113)	(19)
	(4)	—	—	—	(1)	(1)	(7)	(1)
Net increase (decrease) in shares outstanding:
Class A	(24)	(164)	(14)	(60)	(7)	(27)	(73)	(262)
Class B	(347)	(285)	(87)	(116)	(84)	(102)	(385)	(516)
Class C	(124)	(80)	(5)	(26)	(2)	(14)	(73)	(168)
Class I	556	28,824	6,416	1,579	(7,470)	(10,499)	9,780	3,883
	61	28,295	6,310	1,377	(7,563)	(10,642)	9,249	2,937

The notes to the financial statements are an integral part of this report.

75

	Transamerica Legg Mason Partners Investors Value		Transamerica Marsico Growth		Transamerica MFS International Equity		Transamerica PIMCO Real Return TIPS
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,013	$895	$2,767	$785	$220	$357	$33,282	$24,685
Net realized gain (loss)(a)	(4,566)	3,851	(57,792)	2,570	(174)	3,260	(2,877)	(8,842)
Change in unrealized appreciation (depreciation)(b)	(21,964)	5,342	(123,573)	76,247	(22,621)	2,234	(64,174)	21,393
Net increase (decrease) in net assets resulting from operations	(25,517)	10,088	(178,598)	79,602	(22,575)	5,851	(33,769)	37,236

Distributions to Shareholders:
From net investment income:
Class A	(51)	(73)			(143)	(248)	(131)	(117)
Class B	(52)	(70)	(1)		(232)	(348)	(113)	(124)
Class C	(15)	(19)	(14)		(98)	(133)	(91)	(86)
Class I	(599)	(730)	(1,238)	(144)			(35,353)	(24,683)
	(717)	(892)	(1,253)	(144)	(473)	(729)	(35,688)	(25,010)
From net realized gains:
Class A	(401)	(1,984)			(557)	(5,481)
Class B	(409)	(2,405)			(861)	(8,185)
Class C	(115)	(608)			(335)	(3,159)
Class I	(2,888)	(12,249)
	(3,813)	(17,246)	—	—	(1,753)	(16,825)	—	—
Capital Share Transactions:
Proceeds from shares sold:
Class A	77	28	54	17	49	23	46	20
Class B	5	4	—	24	13	80	24	3
Class C	2	6	1		6	132	32	13
Class I			159,450	226,184	53,956		70,880	93,236
	84	38	159,505	226,225	54,024	235	70,982	93,272
Dividends and distributions reinvested:
Class A	445	2,014			687	5,688	79	89
Class B	442	2,396	—		1,065	8,274	68	97
Class C	124	591	13		367	3,095	49	65
Class I	3,488	12,978	1,238	144	—		25,244	24,683
	4,499	17,979	1,251	144	2,119	17,057	25,440	24,934
Cost of shares redeemed:
Class A	(2,723)	(3,689)	(1,262)	(3,548)	(2,210)	(3,740)	(903)	(1,253)
Class B	(2,411)	(3,867)	(2,291)	(4,384)	(2,970)	(4,523)	(480)	(2,626)
Class C	(750)	(831)	(4,642)	(1,791)	(1,784)	(1,743)	(525)	(1,139)
Class I	(16,353)	(8,371)	(39,979)	(2,025)			(97,080)	(42,707)
	(22,237)	(16,758)	(48,174)	(11,748)	(6,964)	(10,006)	(98,988)	(47,725)
Automatic conversions:
Class A	2,110	899	1,795	470	1,054	317	308	36
Class B	(2,110)	(899)	(1,795)	(470)	(1,054)	(317)	(308)	(36)
	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	(17,654)	1,259	112,582	214,621	49,179	7,286	(2,566)	70,481

Net Increase (Decrease) in net assets	(47,701)	(6,791)	(67,269)	294,079	24,378	(4,417)	(72,023)	82,707

Net Assets:
Beginning of year	$85,544	$92,335	$425,188	$131,109	$29,367	$33,784	$698,648	$615,941
End of year	$37,843	$85,544	$357,919	$425,188	$53,745	$29,367	$626,625	$698,648
Undistributed (Accumulated) Net Investment Income (Loss)	$939	$668	$1,928	$398	$(1)	$(107)	$1,933	$132

The notes to the financial statements are an integral part of this report.

76

	Transamerica Legg Mason Partners Investors Value		Transamerica Marsico Growth		Transamerica MFS International Equity		Transamerica PIMCO Real Return TIPS
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Share Activity:
Shares issued:
Class A	9	2	5	1	12	4	2	2
Class B	1		—	2	4	21	—
Class C	1		—		3	35	1	1
Class I			14,021	18,626	6,234		5,765	9,357
	11	2	14,026	18,629	6,253	60	5,768	9,360
Shares issued-reinvested from distributions:
Class A	48	216	—	—	152	1,317	10	9
Class B	53	282	—	—	275	2,218	9	10
Class C	15	70	1	—	97	850	7	7
Class I	377	1,394	89	13	—	1,189	3,387	2,497
	493	1,962	90	13	524	5,574	3,413	2,523
Shares redeemed:
Class A	(325)	(374)	(108)	(298)	(565)	(768)	(86)	(125)
Class B	(312)	(424)	(199)	(383)	(857)	(1,072)	(47)	(266)
Class C	(97)	(95)	(367)	(156)	(512)	(431)	(51)	(116)
Class I	(2,306)	(891)	(4,404)	(160)		(6,562)	(9,325)	(4,307)
	(3,040)	(1,784)	(5,078)	(997)	(1,934)	(8,833)	(9,509)	(4,814)
Automatic conversions:
Class A	248	91	148	37	254	67	29	3
Class B	(274)	(100)	(156)	(39)	(298)	(78)	(29)	(3)
	(26)	(9)	(8)	(2)	(44)	(11)	—	—
Net increase (decrease) in shares outstanding:
Class A	(20)	(65)	45	(260)	(147)	620	(45)	(111)
Class B	(532)	(242)	(355)	(420)	(876)	1,089	(67)	(259)
Class C	(81)	(25)	(366)	(156)	(412)	454	(43)	(108)
Class I	(1,929)	503	9,706	18,479	6,234		(173)	7,547
	(2,562)	171	9,030	17,643	4,799	2,163	(328)	7,069

The notes to the financial statements are an integral part of this report.

77

	Transamerica PIMCO Total Return
	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$27,295	$20,926
Net realized gain(a)	24,977	1,144
Change in unrealized appreciation (depreciation)(b)	(78,111)	8,939
Net increase (decrease) in net assets resulting from operations	(25,839)	31,009

Distributions to Shareholders:
From net investment income:
Class A	(188)	(195)
Class B	(259)	(423)
Class C	(143)	(168)
Class I	(24,014)	(19,388)
	(24,604)	(20,174)
From net realized gains:
Class A	(25)	(3)
Class B	(42)	(7)
Class C	(20)	(2)
Class I	(2,969)	(154)
	(3,056)	(166)
Capital Share Transactions:
Proceeds from shares sold:
Class A	92	9
Class B	54	10
Class C	37	11
Class I	68,212	248,086
	68,395	248,116
Dividends and distributions reinvested:
Class A	146	176
Class B	200	324
Class C	101	132
Class I	20,711	19,542
	21,158	20,174
Cost of shares redeemed:
Class A	(1,086)	(1,715)
Class B	(1,837)	(5,548)
Class C	(462)	(1,248)
Class I	(21,488)	(5,873)
	(24,873)	(14,384)
Automatic conversions:
Class A	1,285	283
Class B	(1,285)	(283)
	—	—
Net increase in net assets resulting from capital shares transactions	64,680	253,906

Net Increase in net assets	11,181	264,575

Net Assets:
Beginning of year	$556,582	$292,007
End of year	$567,763	$556,582
Undistributed Net Investment Income	$11,197	$166

The notes to the financial statements are an integral part of this report.

78

	Transamerica PIMCO Total Return
	Year Ended October 31, 2008	Year Ended October 31, 2007
Share Activity:
Shares issued:
Class A	5	1
Class B	1	1
Class C	1	1
Class I	5,939	24,157
	5,946	24,160
Shares issued-reinvested from distributions:
Class A	18	17
Class B	23	32
Class C	13	13
Class I	2,600	1,908
	2,654	1,970
Shares redeemed:
Class A	(104)	(167)
Class B	(177)	(541)
Class C	(45)	(122)
Class I	(2,124)	(572)
	(2,450)	(1,402)
Automatic conversions:
Class A	121	28
Class B	(121)	(28)
	—	—
Net increase in shares outstanding:
Class A	40	(121)
Class B	(274)	(536)
Class C	(31)	(108)
Class I	6,415	25,493
	6,150	24,728

(a)	Net realized and unrealized gain (loss) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Transactions.
(b)	Change in unrealized appreciation (depreciation) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Translation.

The notes to the financial statements are an integral part of this report.

79

FINANCIAL HIGHLIGHTS

For the years ended:

	Transamerica American Century Large Company Value
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005		October 31, 2004
Net Asset Value
Beginning of year	$12.82	$12.44	$10.98	$10.20		$9.09

Investment Operations
Net investment income(a)	0.19	0.19	0.39	0.13		0.11
Net realized and unrealized gain (loss) on investments	(4.95)	0.95	1.50	0.80		1.01
Total from investment operations	(4.76)	1.14	1.89	0.93		1.12

Distributions
Net investment income	(0.14)	(0.11)	(0.02)	(0.15)		(0.01)
Net realized gains on investments	(0.20)	(0.65)	(0.41)	—		—
Total distributions	(0.34)	(0.76)	(0.43)	(0.15)		(0.01)

Net Asset Value
End of year	$7.72	$12.82	$12.44	$10.98		$10.20

Total Return(b)	(38.03)%	9.54%	17.66%	9.10%		12.38%

Net Assets End of Year	$3,802	$6,612	$8,453	$406,609		$157,103

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.26%	1.17%	1.30%	1.31	%(*)	1.54%
Before reimbursement/fee waiver	1.26%	1.17%	1.30%	1.31	%(*)	1.54%
Net investment income, to average net assets(c)	1.79%	1.49%	3.44%	1.16%		1.11%
Portfolio turnover rate	30%	13%	24%	28%		61%

	Transamerica American Century Large Company Value
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005		October 31, 2004
Net Asset Value
Beginning of year	$12.39	$12.03	$10.67	$9.88		$8.87

Investment Operations
Net investment income(a)	0.18	0.18	0.11	0.02		0.02
Net realized and unrealized gain (loss) on investments	(4.77)	0.92	1.68	0.77		1.00
Total from investment operations	(4.59)	1.10	1.79	0.79		1.02

Distributions
Net investment income	(0.14)	(0.09)	(0.02)	—		(0.01)
Net realized gains on investments	(0.20)	(0.65)	(0.41)	—		—
Total distributions	(0.34)	(0.74)	(0.43)	—		(0.01)

Net Asset Value
End of year	$7.46	$12.39	$12.03	$10.67		$9.88

Total Return(b)	(37.99)%	9.55%	17.29%	8.01%		11.54%

Net Assets End of Year	$3,446	$10,023	$13,169	$16,927		$18,612

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.28%	1.19%	1.64%	2.36	%(*)	2.32%
Before reimbursement/fee waiver	1.28%	1.19%	1.64%	2.36	%(*)	2.32%
Net investment income, to average net assets(c)	1.76%	1.48%	1.01%	0.23%		0.20%
Portfolio turnover rate	30%	13%	24%	28%		61%

The notes to the financial statements are an integral part of this report.

80

	Transamerica American Century Large Company Value
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005		October 31, 2004
Net Asset Value
Beginning of year	$12.37	$12.01	$10.64	$9.86		$8.87

Investment Operations
Net investment income(a)	0.20	0.19	0.12	0.02		—
Net realized and unrealized gain (loss) on investments	(4.77)	0.92	1.68	0.77		1.00
Total from investment operations	(4.57)	1.11	1.80	0.79		1.00

Distributions
Net investment income	(0.16)	(0.10)	(0.02)	(0.01)		(0.01)
Net realized gains on investments	(0.20)	(0.65)	(0.41)	—		—
Total distributions	(0.36)	(0.75)	(0.43)	(0.01)		(0.01)

Net Asset Value
End of year	$7.44	$12.37	$12.01	$10.64		$9.86

Total Return(b)	(37.96)%	9.66%	17.45%	7.93%		11.38%

Net Assets End of Year	$1,768	$4,474	$5,301	$7,163		$7,586

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.14%	1.07%	1.59%	2.42	%(*)	2.50%
Before reimbursement/fee waiver	1.14%	1.07%	1.59%	2.42	%(*)	2.54%
Net investment income, to average net assets(c)	1.91%	1.59%	1.07%	0.16%		0.04%
Portfolio turnover rate	30%	13%	24%	28%		61%

	Transamerica American Century Large Company Value
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006(d)
Net Asset Value
Beginning of year	$12.82	$12.45	$11.15

Investment Operations
Net investment income(a)	0.23	0.22	0.17
Net realized and unrealized gain (loss) on investments	(4.94)	0.97	1.57
Total from investment operations	(4.71)	1.19	1.74

Distributions
Net investment income	(0.19)	(0.17)	(0.03)
Net realized gains on investments	(0.20)	(0.65)	(0.41)
Total distributions	(0.39)	(0.82)	(0.44)

Net Asset Value
End of year	$7.72	$12.82	$12.45

Total Return(b)	(37.79)%	9.95%	16.11	%(e)

Net Assets End of Year	$423,344	$695,331	$316,631

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.85%	0.85%	0.91	%(f)
Before reimbursement/fee waiver	0.85%	0.85%	0.91	%(f)
Net investment income, to average net assets(c)	2.19%	1.73%	1.57	%(f)
Portfolio turnover rate	30%	13%	24	%(e)

The notes to the financial statements are an integral part of this report.

81

	Transamerica Clarion Global Real Estate Securities
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$20.53	$20.30	$16.13	$13.99	$12.25

Investment Operations
Net investment income(a)	0.29	0.31	0.13	0.27	0.28
Net realized and unrealized gain (loss) on investments	(8.35)	2.45	5.59	2.46	3.05
Total from investment operations	(8.06)	2.76	5.72	2.73	3.33

Distributions
Net investment income	(0.89)	(0.75)	(0.17)	(0.41)	(0.53)
Net realized gains on investments	(2.05)	(1.78)	(1.38)	(0.18)	(1.06)
Total distributions	(2.94)	(2.53)	(1.55)	(0.59)	(1.59)

Net Asset Value
End of year	$9.53	$20.53	$20.30	$16.13	$13.99

Total Return(b)	(44.97)%	14.79%	38.39%	19.87%	29.30%

Net Assets End of Year	$2,682	$6,050	$7,199	$139,290	$125,423

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.21%	1.13%	1.30%	1.25%	1.30%
Before reimbursement/fee waiver	1.21%	1.13%	1.30%	1.25%	1.30%
Net investment income, to average net assets(c)	1.98%	1.02%	0.77%	1.77%	2.16%
Portfolio turnover rate	41%	72%	76%	66%	73%

	Transamerica Clarion Global Real Estate Securities
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$20.47	$20.25	$16.14	$13.99	$12.22

Investment Operations
Net investment income(a)	0.27	0.31	0.11	0.06	0.25
Net realized and unrealized gain (loss) on investments	(8.31)	2.44	5.57	2.49	3.03
Total from investment operations	(8.04)	2.75	5.68	2.55	3.28

Distributions
Net investment income	(0.88)	(0.75)	(0.19)	(0.22)	(0.45)
Net realized gains on investments	(2.05)	(1.78)	(1.38)	(0.18)	(1.06)
Total distributions	(2.93)	(2.53)	(1.57)	(0.40)	(1.51)

Net Asset Value
End of year	$9.50	$20.47	$20.25	$16.14	$13.99

Total Return(b)	(44.96)%	14.77%	38.20%	18.45%	28.96%

Net Assets End of Year	$1,036	$4,004	$6,323	$6,644	$4,042

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.28%	1.14%	1.55%	2.38%	1.51%
Before reimbursement/fee waiver	1.28%	1.14%	1.55%	2.38%	1.51%
Net investment income, to average net assets(c)	1.87%	1.02%	0.64%	0.42%	1.97%
Portfolio turnover rate	41%	72%	76%	66%	73%

The notes to the financial statements are an integral part of this report.

82

	Transamerica Clarion Global Real Estate Securities
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$20.30	$20.09	$16.02	$13.92	$12.22

Investment Operations
Net investment income(a)	0.30	0.32	0.11	0.11	0.17
Net realized and unrealized gain (loss) on investments	(8.25)	2.44	5.54	2.44	3.04
Total from investment operations	(7.95)	2.76	5.65	2.55	3.21

Distributions
Net investment income	(0.89)	(0.77)	(0.20)	(0.27)	(0.45)
Net realized gains on investments	(2.05)	(1.78)	(1.38)	(0.18)	(1.06)
Total distributions	(2.94)	(2.55)	(1.58)	(0.45)	(1.51)

Net Asset Value
End of year	$9.41	$20.30	$20.09	$16.02	$13.92

Total Return(b)	(44.91)%	14.95%	38.30%	18.53%	28.32%

Net Assets End of Year	$1,091	$2,459	$2,963	$5,632	$5,325

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.07%	1.06%	1.52%	2.27%	2.22%
Before reimbursement/fee waiver	1.07%	1.06%	1.52%	2.27%	2.22%
Net investment income, to average net assets(c)	2.11%	1.09%	0.64%	0.76%	1.32%
Portfolio turnover rate	41%	72%	76%	66%	73%

	Transamerica Clarion Global Real Estate Securities
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006

Net Asset Value
Beginning of year	$20.48	$20.25	$15.85

Investment Operations
Net investment income(a)	0.32	0.36	0.21
Net realized and unrealized gain (loss) on investments	(8.33)	2.45	5.85
Total from investment operations	(8.01)	2.81	6.06

Distributions
Net investment income	(0.90)	(0.80)	(0.28)
Net realized gains on investments	(2.05)	(1.78)	(1.38)
Total distributions	(2.95)	(2.58)	(1.66)

Net Asset Value
End of year	$9.52	$20.48	$20.25

Total Return(b)	(44.82)%	15.11%	41.43	%(e)

Net Assets End of Year	$232,115	$367,750	$331,620

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.89%	0.88%	0.91	%(f)
Before reimbursement/fee waiver	0.89%	0.88%	0.91	%(f)
Net investment income, to average net assets(c)	2.29%	1.29%	1.27	%(f)
Portfolio turnover rate	41%	72%	76	%(e)

The notes to the financial statements are an integral part of this report.

83

	Transamerica Evergreen Health Care
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006		October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$13.93	$14.06	$12.44		$10.84	$10.14

Investment Operations
Net investment loss(a)	(0.02)	(0.01)	(0.07)		(0.12)	(0.13)
Net realized and unrealized gain (loss) on investments	(4.06)	1.73	2.41		1.82	1.18
Total from investment operations	(4.08)	1.72	2.34		1.70	1.05

Distributions
Net realized gains on investments	(1.10)	(1.85)	(0.72)		(0.10)	(0.35)
Total distributions	(1.10)	(1.85)	(0.72)		(0.10)	(0.35)

Net Asset Value
End of year	$8.75	$13.93	$14.06		$12.44	$10.84

Total Return(b)	(31.72)%	13.71%	19.48%		15.69%	10.19%

Net Assets End of Year	$1,941	$3,188	$3,592		$194,414	$154,957

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.25%	1.24%	1.47	%(^)	1.44%	1.53%
Before reimbursement/fee waiver	1.25%	1.24%	1.47	%(^)	1.44%	1.53%
Net investment loss, to average net assets(c)	(0.19)%	(0.08)%	(0.56)%		(1.02)%	(1.15)%
Portfolio turnover rate	44%	68%	92%		59%	35%

	Transamerica Evergreen Health Care
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006		October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$13.42	$13.61	$12.10		$10.66	$10.03

Investment Operations
Net investment loss(a)	(0.02)	(0.01)	(0.10)		(0.25)	(0.17)
Net realized and unrealized gain (loss) on investments	(3.91)	1.67	2.33		1.79	1.15
Total from investment operations	(3.93)	1.66	2.23		1.54	0.98

Distributions
Net realized gains on investments	(1.10)	(1.85)	(0.72)		(0.10)	(0.35)
Total distributions	(1.10)	(1.85)	(0.72)		(0.10)	(0.35)

Net Asset Value
End of year	$8.39	$13.42	$13.61		$12.10	$10.66

Total Return(b)	(31.81)%	13.73%	19.11%		14.45%	9.59%

Net Assets End of Year	$1,239	$3,099	$4,528		$5,274	$4,590

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.29%	1.24%	1.71	%(^)	2.60%	2.09%
Before reimbursement/fee waiver	1.29%	1.24%	1.71	%(^)	2.66%	2.09%
Net investment loss, to average net assets(c)	(0.23)%	(0.06)%	(0.79)%		(2.18)%	(1.58)%
Portfolio turnover rate	44%	68%	92%		59%	35%

The notes to the financial statements are an integral part of this report.

84

	Transamerica Evergreen Health Care
	Class C
	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$13.35	$13.55		$12.07		$10.63	$10.03

Investment Operations
Net investment loss(a)	— (g)	(0.01)		(0.13)		(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments	(3.89)	1.66		2.33		1.79	1.19
Total from investment operations	(3.89)	1.65		2.20		1.54	0.95

Distributions
Net realized gains on investments	(1.10)	(1.85)		(0.72)		(0.10)	(0.35)
Total distributions	(1.10)	(1.85)		(0.72)		(0.10)	(0.35)

Net Asset Value
End of year	$8.36	$13.35		$13.55		$12.07	$10.63

Total Return(b)	(31.67)%	13.71%		18.90%		14.44%	9.28%

Net Assets End of Year	$946	$1,530		$1,748		$2,223	$2,081

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.10%	1.24	%(@)	1.89	%(^)	2.60%	2.60%
Before reimbursement/fee waiver	1.10%	1.24	%(@)	1.89	%(^)	2.90%	3.41%
Net investment loss, to average net assets(c)	(0.04)%	(0.11)%		(0.99)%		(2.18)%	(1.61)%
Portfolio turnover rate	44%	68%		92%		59%	35%

	Transamerica Evergreen Health Care
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006		October 31, 2005(h)

Net Asset Value
Beginning of year	$14.15	$14.22	$12.52		$11.26

Investment Operations
Net investment income (loss)(a)	0.02	0.03	—	(g)	(0.07)
Net realized and unrealized gain (loss) on investments	(4.13)	1.75	2.42		1.43
Total from investment operations	(4.11)	1.78	2.42		1.36

Distributions
Net investment income	(0.02)	— (g)	—		—
Net realized gains on investments	(1.10)	(1.85)	(0.72)		(0.10)
Total distributions	(1.12)	(1.85)	(0.72)		(0.10)

Net Asset Value
End of year	$8.92	$14.15	$14.22		$12.52

Total Return(b)	(31.45)%	14.04%	20.02%		12.09	%(e)

Net Assets End of Year	$162,357	$363,479	$514,419		$173,270

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.90%	0.90%	0.96	%(^)	1.06	%(f)
Before reimbursement/fee waiver	0.90%	0.90%	0.96	%(^)	1.06	%(f)
Net investment income (loss), to average net assets(c)	0.16%	0.23%	(0.03)%		(0.65	)%(f)
Portfolio turnover rate	44%	68%	92%		59	%(e)

The notes to the financial statements are an integral part of this report.

85

	Transamerica Jennison Growth
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004
Net Asset Value
Beginning of year	$12.93	$11.35	$11.06	$9.52	$8.54

Investment Operations
Net investment loss(a)	(0.03)	(0.02)	(0.06)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(4.64)	2.06	0.56	1.57	1.05
Total from investment operations	(4.67)	2.04	0.50	1.54	0.98

Distributions
Net realized gains on investments	—	(0.46)	(0.21)	—	—
Total distributions	—	(0.46)	(0.21)	—	—

Net Asset Value
End of year	$8.26	$12.93	$11.35	$11.06	$9.52

Total Return(b)	(36.12)%	18.59%	4.44%	16.18%	11.48%

Net Assets End of Year	$5,187	$9,065	$10,924	$64,920	$57,760

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.33%	1.30%	1.41%	1.41%	1.59%
Before reimbursement/fee waiver	1.33%	1.30%	1.41%	1.41%	1.59%
Net investment loss, to average net assets(c)	(0.25)%	(0.21)%	(0.56)%	(0.33)%	(0.79)%
Portfolio turnover rate	70%	63%	80%	86%	147%

	Transamerica Jennison Growth
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$12.09	$10.63	$10.39	$9.03	$8.14

Investment Operations
Net investment loss(a)	(0.02)	(0.01)	(0.08)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	(4.34)	1.93	0.53	1.47	1.01
Total from investment operations	(4.36)	1.92	0.45	1.36	0.89

Distributions
Net realized gains on investments	—	(0.46)	(0.21)	—	—
Total distributions	—	(0.46)	(0.21)	—	—

Net Asset Value
End of year	$7.73	$12.09	$10.63	$10.39	$9.03

Total Return(b)	(36.06)%	18.72%	4.24%	15.06%	10.93%

Net Assets End of Year	$5,822	$13,754	$17,590	$32,778	$34,667

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.26%	1.23%	1.62%	2.27%	2.24%
Before reimbursement/fee waiver	1.26%	1.23%	1.62%	2.27%	2.24%
Net investment loss, to average net assets(c)	(0.19)%	(0.14)%	(0.75)%	(1.18)%	(1.37)%
Portfolio turnover rate	70%	63%	80%	86%	147%

The notes to the financial statements are an integral part of this report.

86

	Transamerica Jennison Growth
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$12.12	$10.66	$10.41	$9.05	$8.14

Investment Operations
Net investment loss(a)	(0.01)	(0.01)	(0.08)	(0.12)	(0.15)
Net realized and unrealized gain (loss) on investments	(4.35)	1.93	0.54	1.48	1.06
Total from investment operations	(4.36)	1.92	0.46	1.36	0.91

Distributions
Net realized gains on investments	—	(0.46)	(0.21)	—	—
Total distributions	—	(0.46)	(0.21)	—	—

Net Asset Value
End of year	$7.76	$12.12	$10.66	$10.41	$9.05

Total Return(b)	(35.97)%	18.67%	4.33%	15.03%	11.18%

Net Assets End of Year	$2,589	$4,928	$6,130	$11,163	$13,717

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.18%	1.20%	1.66%	2.37%	2.39%
Before reimbursement/fee waiver	1.18%	1.20%	1.66%	2.37%	2.39%
Net investment loss, to average net assets(c)	(0.11)%	(0.10)%	(0.79)%	(1.20)%	(1.68)%
Portfolio turnover rate	70%	63%	80%	86%	147%

	Transamerica Jennison Growth
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006(d)

Net Asset Value
Beginning of year	$13.05	$11.40	$11.43

Investment Operations
Net investment income(a)	0.02	0.03	—	(g)
Net realized and unrealized gain (loss) on investments	(4.68)	2.08	0.18
Total from investment operations	(4.66)	2.11	0.18

Distributions
Net investment income	(0.02)	—	—
Net realized gains on investments	—	(0.46)	(0.21)
Total distributions	(0.02)	(0.46)	(0.21)

Net Asset Value
End of year	$8.37	$13.05	$11.40

Total Return(b)	(35.77)%	19.14%	1.50	%(e)

Net Assets End of Year	$184,981	$160,815	$96,273

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.85%	0.87%	0.89	%(f)
Before reimbursement/fee waiver	0.85%	0.87%	0.89	%(f)
Net investment income (loss), to average net assets(c)	0.21%	0.22%	(0.02	)%(f)
Portfolio turnover rate	70%	63%	80	%(e)

The notes to the financial statements are an integral part of this report.

87

	Transamerica Legg Mason Partners Investors Value
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$10.11	$11.12	$14.17	$13.30	$12.51

Investment Operations
Net investment income(a)	0.10	0.08	0.11	0.16	0.10
Net realized and unrealized gain (loss) on investments	(3.34)	1.07	1.73	1.11	1.09
Total from investment operations	(3.24)	1.15	1.84	1.27	1.19

Distributions
Net investment income	(0.06)	(0.08)	(0.03)	(0.19)	(0.10)
Net realized gains on investments	(0.45)	(2.08)	(4.86)	(0.21)	(0.30)
Total distributions	(0.51)	(2.16)	(4.89)	(0.40)	(0.40)

Net Asset Value
End of year	$6.36	$10.11	$11.12	$14.17	$13.30

Total Return(b)	(33.63)%	11.90%	17.14%	9.60%	9.52%

Net Assets End of Year	$5,684	$9,238	$10,885	$180,933	$405,455

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.25%	1.21%	1.33%	1.25%	1.25%
Before reimbursement/fee waiver	1.25%	1.22%	1.33%	1.25%	1.25%
Net investment income, to average net assets(c)	1.20%	0.79%	0.95%	1.14%	0.72%
Portfolio turnover rate	21%	12%	23%	47%	33%

	Transamerica Legg Mason Partners Investors Value
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$9.20	$10.30	$13.48	$12.65	$11.99

Investment Operations
Net investment income(a)	0.09	0.07	0.05	— (g)	0.01
Net realized and unrealized gain (loss) on investments	(3.03)	0.97	1.65	1.08	1.05
Total from investment operations	(2.94)	1.04	1.70	1.08	1.06

Distributions
Net investment income	(0.06)	(0.06)	(0.02)	(0.04)	(0.10)
Net realized gains on investments	(0.45)	(2.08)	(4.86)	(0.21)	(0.30)
Total distributions	(0.51)	(2.14)	(4.88)	(0.25)	(0.40)

Net Asset Value
End of year	$5.75	$9.20	$10.30	$13.48	$12.65

Total Return(b)	(33.71)%	11.80%	17.02%	8.53%	8.82%

Net Assets End of Year	$2,636	$9,104	$12,677	$17,684	$20,463

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.31%	1.20%	1.57%	2.20%	1.86%
Before reimbursement/fee waiver	1.31%	1.21%	1.58%	2.24%	1.86%
Net investment income, to average net assets(c)	1.13%	0.81%	0.49%	0.02%	0.11%
Portfolio turnover rate	21%	12%	23%	47%	33%

The notes to the financial statements are an integral part of this report.

88

	Transamerica Legg Mason Partners Investors Value
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$9.13	$10.24	$13.43	$12.62	$11.99

Investment Operations
Net investment income (loss)(a)	0.09	0.07	0.05	— (g)	(0.05)
Net realized and unrealized gain (loss) on investments	(3.01)	0.96	1.64	1.08	1.08
Total from investment operations	(2.92)	1.03	1.69	1.08	1.03

Distributions
Net investment income	(0.06)	(0.06)	(0.02)	(0.06)	(0.10)
Net realized gains on investments	(0.45)	(2.08)	(4.86)	(0.21)	(0.30)
Total distributions	(0.51)	(2.14)	(4.88)	(0.27)	(0.40)

Net Asset Value
End of year	$5.70	$9.13	$10.24	$13.43	$12.62

Total Return(b)	(33.73)%	11.83%	16.99%	8.57%	8.62%

Net Assets End of Year	$1,076	$2,469	$3,015	$4,908	$5,981

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.29%	1.19%	1.60%	2.20%	2.20%
Before reimbursement/fee waiver	1.29%	1.22%	1.67%	2.38%	2.30%
Net investment income (loss), to average net assets(c)	1.17%	0.82%	0.47%	0.03%	(0.37)%
Portfolio turnover rate	21%	12%	23%	47%	33%

	Transamerica Legg Mason Partners Investors Value
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006(d)

Net Asset Value
Beginning of year	$10.11	$11.15	$14.35

Investment Operations
Net investment income(a)	0.13	0.11	0.12
Net realized and unrealized gain (loss) on investments	(3.33)	1.05	1.59
Total from investment operations	(3.20)	1.16	1.71

Distributions
Net investment income	(0.10)	(0.12)	(0.05)
Net realized gains on investments	(0.45)	(2.08)	(4.86)
Total distributions	(0.55)	(2.20)	(4.91)

Net Asset Value
End of year	$6.36	$10.11	$11.15

Total Return(b)	(33.38)%	12.10%	16.22	%(e)

Net Assets End of Year	$28,448	$64,733	$65,758

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.87%	0.89%	0.90	%(f)
Before reimbursement/fee waiver	0.87%	0.89%	0.90	%(f)
Net investment income, to average net assets(c)	1.58%	1.10%	1.17	%(f)
Portfolio turnover rate	21%	12%	23	%(e)

The notes to the financial statements are an integral part of this report.

89

	Transamerica Marsico Growth
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005		October 31, 2004

Net Asset Value
Beginning of year	$14.31	$11.02	$10.32	$9.15		$8.97

Investment Operations
Net investment income (loss)(a)	0.04	0.01	(0.05)	(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments	(5.14)	3.28	0.75	1.20		0.23
Total from investment operations	(5.10)	3.29	0.70	1.17		0.18

Net Asset Value
End of year	$9.21	$14.31	$11.02	$10.32		$9.15

Total Return(b)	(35.64)%	29.85%	6.78%	12.79%		2.01%

Net Assets End of Year	$5,855	$8,451	$9,362	$102,906		$37,186

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.21%	1.20%	1.34%	1.35	%(#)	1.52%
Before reimbursement/fee waiver	1.21%	1.20%	1.34%	1.35	%(#)	1.52%
Net investment income (loss), to average net assets(c)	0.35%	0.08%	(0.43)%	(0.30)%		(0.58)%
Portfolio turnover rate	73%	40%	62%	74%		85%

	Transamerica Marsico Growth
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005		October 31, 2004

Net Asset Value
Beginning of year	$13.61	$10.47	$9.83	$8.80		$8.68

Investment Operations
Net investment income (loss)(a)	0.05	0.01	(0.07)	(0.12)		(0.10)
Net realized and unrealized gain (loss) on investments	(4.90)	3.13	0.71	1.15		0.22
Total from investment operations	(4.85)	3.14	0.64	1.03		0.12

Distributions
Net investment income	— (g)	—	—	—		—
Total distributions	— (g)	—	—	—		—

Net Asset Value
End of year	$8.76	$13.61	$10.47	$9.83		$8.80

Total Return(b)	(35.63)%	29.99%	6.51%	11.70%		1.38%

Net Assets End of Year	$4,354	$11,589	$13,327	$20,650		$19,792

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.19%	1.17%	1.58%	2.31	%(#)	2.13%
Before reimbursement/fee waiver	1.19%	1.17%	1.58%	2.31	%(#)	2.13%
Net investment income (loss), to average net assets(c)	0.40%	0.10%	(0.64)%	(1.24)%		(1.19)%
Portfolio turnover rate	73%	40%	62%	74%		85%

The notes to the financial statements are an integral part of this report.

90

	Transamerica Marsico Growth
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005		October 31, 2004

Net Asset Value
Beginning of year	$13.62	$10.47	$9.81	$8.78		$8.68

Investment Operations
Net investment income (loss)(a)	0.08	0.03	(0.05)	(0.11)		(0.12)
Net realized and unrealized gain (loss) on investments	(4.92)	3.12	0.71	1.14		0.22
Total from investment operations	(4.84)	3.15	0.66	1.03		0.10

Distributions
Net investment income	(0.02)	—	—	—		—
Total distributions	(0.02)	—	—	—		—

Net Asset Value
End of year	$8.76	$13.62	$10.47	$9.81		$8.78

Total Return(b)	(35.57)%	30.09%	6.73%	11.69%		1.27%

Net Assets End of Year	$2,233	$8,455	$8,140	$12,009		$9,379

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.02%	1.46%	2.26	%(#)	2.40%
Before reimbursement/fee waiver	1.09%	1.02%	1.46%	2.26	%(#)	2.40%
Net investment income (loss), to average net assets(c)	0.66%	0.23%	(0.52)%	(1.20)%		(1.38)%
Portfolio turnover rate	73%	40%	62%	74%		85%

	Transamerica Marsico Growth
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006(d)

Net Asset Value
Beginning of year	$14.40	$11.07	$10.63

Investment Operations
Net investment income(a)	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	(5.16)	3.30	0.43
Total from investment operations	(5.08)	3.34	0.44

Distributions
Net investment income	(0.04)	(0.01)	—
Total distributions	(0.04)	(0.01)	—

Net Asset Value
End of year	$9.28	$14.40	$11.07

Total Return(b)	(35.35)%	30.25%	4.14	%(e)

Net Assets End of Year	$345,477	$396,693	$100,280

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.85%	0.86%	0.89	%(f)
Before reimbursement/fee waiver	0.85%	0.86%	0.89	%(f)
Net investment income, to average net assets(c)	0.68%	0.30%	0.07	%(f)
Portfolio turnover rate	73%	40%	62	%(e)

The notes to the financial statements are an integral part of this report.

91

	Transamerica MFS International Equity
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$4.95	$8.07	$10.07	$8.81	$8.03

Investment Operations
Net investment income(a)	0.03	0.05	0.03	0.03	— (g)
Net realized and unrealized gain (loss) on investments	(1.89)	0.96	1.76	1.30	0.80
Total from investment operations	(1.86)	1.01	1.79	1.33	0.80

Distributions
Net investment income	(0.07)	(0.18)	(0.08)	(0.07)	(0.02)
Net realized gains on investments	(0.27)	(3.95)	(3.71)	—	—
Total distributions	(0.34)	(4.13)	(3.79)	(0.07)	(0.02)

Net Asset Value
End of year	$2.75	$4.95	$8.07	$10.07	$8.81

Total Return(b)	(40.23)%	20.00%	24.04%	15.17%	9.95%

Net Assets End of Year	$5,250	$10,194	$11,604	$67,656	$187,608

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.88%	1.61%	1.48%	1.56%	1.59%
Before reimbursement/fee waiver	1.88%	1.81%	1.92%	1.56%	1.59%
Net investment income (loss), to average net assets(c)	0.81%	1.11%	0.39%	0.36%	(0.05)%
Portfolio turnover rate	37%	26%	131%	82%	159%

	Transamerica MFS International Equity
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$4.28	$7.50	$9.62	$8.41	$7.70

Investment Operations
Net investment income (loss)(a)	0.03	0.05	0.01	— (g)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.63)	0.85	1.65	1.21	0.77
Total from investment operations	(1.60)	0.90	1.66	1.21	0.73

Distributions
Net investment income	(0.07)	(0.17)	(0.07)	— (g)	(0.02)
Net realized gains on investments	(0.27)	(3.95)	(3.71)	—	—
Total distributions	(0.34)	(4.12)	(3.78)	— (g)	(0.02)

Net Asset Value
End of year	$2.34	$4.28	$7.50	$9.62	$8.41

Total Return(b)	(40.41)%	20.12%	23.78%	14.41%	9.46%

Net Assets End of Year	$5,527	$13,841	$16,091	$21,069	$20,153

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.89%	1.59%	1.69%	2.34%	2.09%
Before reimbursement/fee waiver	1.89%	1.79%	2.20%	2.72%	2.09%
Net investment income (loss), to average net assets(c)	0.71%	1.13%	0.17%	(0.01)%	(0.46)%
Portfolio turnover rate	37%	26%	131%	82%	159%

The notes to the financial statements are an integral part of this report.

92

	Transamerica MFS International Equity
	Class C					Class I
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004	October 31, 2008(i)

Net Asset Value
Beginning of year	$4.18	$7.41	$9.55	$8.40	$7.70	$10.00

Investment Operations
Net investment income (loss)(a)	0.03	0.05	0.01	— (g)	(0.09)	0.02
Net realized and unrealized gain (loss) on investments	(1.58)	0.84	1.63	1.20	0.81	(3.44)
Total from investment operations	(1.55)	0.89	1.64	1.20	0.72	(3.42)

Distributions
Net investment income	(0.08)	(0.17)	(0.07)	(0.05)	(0.02)	—
Net realized gains on investments	(0.27)	(3.95)	(3.71)	—	—	—
Total distributions	(0.35)	(4.12)	(3.78)	(0.05)	(0.02)	—

Net Asset Value
End of year	$2.28	$4.18	$7.41	$9.55	$8.40	$6.58

Total Return(b)	(40.33)%	20.26%	23.77%	14.36%	9.33%	(34.20	)%(e)

Net Assets End of Year	$1,971	$5,332	$6,089	$8,737	$9,166	$40,997

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.75%	1.51%	1.70%	2.34%	2.40%	1.23	%(f)
Before reimbursement/fee waiver	1.75%	1.66%	2.08%	2.70%	2.49%	1.23	%(f)
Net investment income (loss), to average net assets(c)	0.83%	1.19%	0.17%	(0.01)%	(1.07)%	0.71	%(f)
Portfolio turnover rate	37%	26%	131%	82%	159%	37	%(e)

	Transamerica PIMCO Real Return TIPS
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$10.20	$10.05	$10.23	$10.48	$10.10

Investment Operations
Net investment income(a)	0.46	0.33	0.94	0.30	0.02
Net realized and unrealized gain (loss) on investments	(0.95)	0.18	(0.70)	(0.06)	0.76
Total from investment operations	(0.49)	0.51	0.24	0.24	0.78

Distributions
Net investment income	(0.50)	(0.36)	(0.41)	(0.32)	(0.02)
Net realized gains on investments	—	—	(0.01)	(0.17)	(0.38)
Total distributions	(0.50)	(0.36)	(0.42)	(0.49)	(0.40)

Net Asset Value
End of year	$9.21	$10.20	$10.05	$10.23	$10.48

Total Return(b)	(5.29)%	5.24%	2.36%	2.35%	7.94%

Net Assets End of Year	$2,334	$3,045	$4,107	$277,289	$330,282

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.83%	0.87%	1.07%	1.10%	1.15%
Before reimbursement/fee waiver	0.83%	0.87%	1.07%	1.10%	1.15%
Net investment income, to average net assets(c)	4.40%	3.31%	9.24%	2.89%	0.20%
Portfolio turnover rate	1028%	375%	384%	662%	1438%

The notes to the financial statements are an integral part of this report.

93

	Transamerica PIMCO Real Return TIPS
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$10.10	$9.95	$10.17	$10.42	$10.08

Investment Operations
Net investment income (loss)(a)	0.46	0.31	0.42	0.23	(0.02)
Net realized and unrealized gain (loss) on investments	(0.95)	0.20	(0.21)	(0.09)	0.75
Total from investment operations	(0.49)	0.51	0.21	0.14	0.73

Distributions
Net investment income	(0.50)	(0.36)	(0.42)	(0.22)	(0.01)
Net realized gains on investments	—	—	(0.01)	(0.17)	(0.38)
Total distributions	(0.50)	(0.36)	(0.43)	(0.39)	(0.39)

Net Asset Value
End of year	$9.11	$10.10	$9.95	$10.17	$10.42

Total Return(b)	(5.38)%	5.31%	2.09%	1.39%	7.51%

Net Assets End of Year	$1,751	$2,616	$5,155	$9,896	$7,496

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.87%	0.91%	1.28%	2.00%	1.51%
Before reimbursement/fee waiver	0.87%	0.91%	1.28%	2.00%	1.51%
Net investment income (loss), to average net assets(c)	4.37%	3.12%	4.21%	2.26%	(0.20)%
Portfolio turnover rate	1028%	375%	384%	662%	1438%

	Transamerica PIMCO Real Return TIPS
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$10.06	$9.91	$10.13	$10.39	$10.08

Investment Operations
Net investment income (loss)(a)	0.46	0.32	0.39	0.23	(0.06)
Net realized and unrealized gain (loss) on investments	(0.95)	0.19	(0.18)	(0.09)	0.76
Total from investment operations	(0.49)	0.51	0.21	0.14	0.70

Distributions
Net investment income	(0.50)	(0.36)	(0.42)	(0.23)	(0.01)
Net realized gains on investments	—	—	(0.01)	(0.17)	(0.38)
Total distributions	(0.50)	(0.36)	(0.43)	(0.40)	(0.39)

Net Asset Value
End of year	$9.07	$10.06	$9.91	$10.13	$10.39

Total Return(b)	(5.36)%	5.38%	2.09%	1.35%	7.20%

Net Assets End of Year	$1,448	$2,045	$3,082	$8,167	$6,601

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.81%	0.86%	1.33%	2.04%	1.87%
Before reimbursement/fee waiver	0.81%	0.86%	1.33%	2.04%	1.87%
Net investment income (loss), to average net assets(c)	4.42%	3.27%	3.95%	2.22%	(0.52)%
Portfolio turnover rate	1028%	375%	384%	662%	1438%

The notes to the financial statements are an integral part of this report.

94

	Transamerica PIMCO Real Return TIPS
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005(h)

Net Asset Value
Beginning of year	$10.21	$10.05	$10.25	$10.45

Investment Operations
Net investment income(a)	0.47	0.38	0.48	0.37
Net realized and unrealized gain (loss) on investments	(0.96)	0.16	(0.22)	(0.04)
Total from investment operations	(0.49)	0.54	0.26	0.33

Distributions
Net investment income	(0.51)	(0.38)	(0.45)	(0.36)
Net realized gains on investments	—	—	(0.01)	(0.17)
Total distributions	(0.51)	(0.38)	(0.46)	(0.53)

Net Asset Value
End of year	$9.21	$10.21	$10.05	$10.25

Total Return(b)	(5.29)%	5.54%	2.55%	3.20	%(e)

Net Assets End of Year	$621,092	$690,942	$603,597	$295,966

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.74%	0.73%	0.73%	0.73	%(f)
Before reimbursement/fee waiver	0.74%	0.73%	0.73%	0.73	%(f)
Net investment income, to average net assets(c)	4.47%	3.82%	4.79%	3.60	%(f)
Portfolio turnover rate	1028%	375%	384%	662	%(e)

	Transamerica PIMCO Total Return
	Class A
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$10.48	$10.29	$10.16	$10.48	$10.52

Investment Operations
Net investment income(a)	0.46	0.42	0.38	0.26	0.12
Net realized and unrealized gain (loss) on investments	(0.88)	0.19	0.09	(0.17)	0.36
Total from investment operations	(0.42)	0.61	0.47	0.09	0.48

Distributions
Net investment income	(0.41)	(0.41)	(0.34)	(0.28)	(0.14)
Net realized gains on investments	(0.06)	(0.01)	—	(0.13)	(0.38)
Total distributions	(0.47)	(0.42)	(0.34)	(0.41)	(0.52)

Net Asset Value
End of year	$9.59	$10.48	$10.29	$10.16	$10.48

Total Return(b)	(4.31)%	6.01%	4.72%	0.86%	4.78%

Net Assets End of Year	$4,567	$4,574	$5,735	$125,910	$106,366

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.05%	1.06%	1.21%	1.20%	1.34%
Before reimbursement/fee waiver	1.05%	1.06%	1.21%	1.20%	1.34%
Net investment income, to average net assets(c)	4.37%	4.08%	3.77%	2.55%	1.19%
Portfolio turnover rate	751%	756%	544%	459%	385%

The notes to the financial statements are an integral part of this report.

95

	Transamerica PIMCO Total Return
	Class B
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Net Asset Value
Beginning of year	$10.49	$10.29	$10.18	$10.48	$10.51

Investment Operations
Net investment income(a)	0.46	0.43	0.36	0.17	0.07
Net realized and unrealized gain (loss) on investments	(0.88)	0.19	0.08	(0.16)	0.36
Total from investment operations	(0.42)	0.62	0.44	0.01	0.43

Distributions
Net investment income	(0.41)	(0.41)	(0.33)	(0.18)	(0.08)
Net realized gains on investments	(0.06)	(0.01)	—	(0.13)	(0.38)
Total distributions	(0.47)	(0.42)	(0.33)	(0.31)	(0.46)

Net Asset Value
End of year	$9.60	$10.49	$10.29	$10.18	$10.48

Total Return(b)	(4.30)%	6.17%	4.50%	0.07%	4.30%

Net Assets End of Year	$4,663	$7,973	$13,337	$22,116	$28,219

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.02%	0.99%	1.40%	2.06%	1.92%
Before reimbursement/fee waiver	1.02%	0.99%	1.40%	2.06%	1.92%
Net investment income, to average net assets(c)	4.34%	4.08%	3.53%	1.64%	0.64%
Portfolio turnover rate	751%	756%	544%	459%	385%

	Transamerica PIMCO Total Return
	Class C
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005		October 31, 2004

Net Asset Value
Beginning of year	$10.46	$10.26	$10.15	$10.47		$10.51

Investment Operations
Net investment income(a)	0.47	0.43	0.36	0.16		0.04
Net realized and unrealized gain (loss) on investments	(0.88)	0.19	0.08	(0.16)		0.38
Total from investment operations	(0.41)	0.62	0.44	—		0.42

Distributions
Net investment income	(0.42)	(0.41)	(0.33)	(0.19)		(0.08)
Net realized gains on investments	(0.06)	(0.01)	—	(0.13)		(0.38)
Total distributions	(0.48)	(0.42)	(0.33)	(0.32)		(0.46)

Net Asset Value
End of year	$9.57	$10.46	$10.26	$10.15		$10.47

Total Return(b)	(4.23)%	6.21%	4.48%	—	%(j)	4.10%

Net Assets End of Year	$3,105	$3,725	$4,762	$9,635		$12,850

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.95%	0.97%	1.41%	2.11%		2.09%
Before reimbursement/fee waiver	0.95%	0.97%	1.41%	2.11%		2.09%
Net investment income, to average net assets(c)	4.45%	4.11%	3.52%	1.58%		0.41%
Portfolio turnover rate	751%	756%	544%	459%		385%

The notes to the financial statements are an integral part of this report.

96

	Transamerica PIMCO Total Return
	Class I
	October 31, 2008	October 31, 2007	October 31, 2006(d)

Net Asset Value
Beginning of year	$10.47	$10.28	$10.12

Investment Operations
Net investment income(a)	0.49	0.46	0.41
Net realized and unrealized gain (loss) on investments	(0.88)	0.18	0.12
Total from investment operations	(0.39)	0.64	0.53

Distributions
Net investment income	(0.44)	(0.44)	(0.37)
Net realized gains on investments	(0.06)	(0.01)	—
Total distributions	(0.50)	(0.45)	(0.37)

Net Asset Value
End of year	$9.58	$10.47	$10.28

Total Return(b)	(4.04)%	6.33%	5.33	%(e)

Net Assets End of Year	$555,428	$540,310	$268,173

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.75%	0.75%	0.80	%(f)
Before reimbursement/fee waiver	0.75%	0.75%	0.80	%(f)
Net investment income, to average net assets(c)	4.66%	4.39%	4.18	%(f)
Portfolio turnover rate	751%	756%	544	%(e)

(a)	Calculation is based on average number of shares outstanding.
(b)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(c)	Includes Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.
(d)	Commenced operations November 15, 2005.
(e)	Not annualized.
(f)	Annualized.
(g)	Rounds to less than $(0.01) or $0.01.
(h)	Commenced operations November 8, 2004.
(i)	Commenced operations June 10, 2008.
(j)	Rounds to less than (0.01%) or 0.01%.
(*)	Includes recaptured expenses by the investment advisor. The impact of recaptured expenses was 0.06%, 0.06%, and 0.07% for Class A, Class B, and Class C, respectively (See Note 2).
(@)	Includes recaptured expenses by the investment advisor. The impact of recaptured expenses was 0.11% for Class C, respectively (See Note 2).
(^)	Includes recaptured expenses by the investment advisor. The impact of recaptured expenses was 0.01%, 0.07%, 0.30% and 0.01% for Class A, Class B, Class C, and Class I, respectively (See Note 2).
(#)	Includes recaptured expenses by the investment advisor. The impact of recaptured expenses was 0.03%, 0.03%, and 0.03% for Class A, Class B, and Class C, respectively (See Note 2).

The notes to the financial statements are an integral part of this report.

97

NOTES TO FINANCIAL STATEMENTS

At October 31, 2008

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica American Century Large Company Value, Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care, Transamerica Jennison Growth, Transamerica Legg Mason Partners Investors Value, Transamerica Marsico Growth, Transamerica MFS International Equity, Transamerica PIMCO Real Return TIPS, and Transamerica PIMCO Total Return (each, a “Fund”, and collectively, the “Funds”) are part of Transamerica Funds.

Effective March 1, 2008, Transamerica IDEX Mutual Funds changed its name to Transamerica Funds. Also effective on March 1, 2008, “TA IDEX” was removed from the beginning of each Fund name and replaced with “Transamerica”.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Multiple class operations, income and expenses: The Funds currently have four classes of shares, Class A, Class B, Class C, and Class I. Each of the classes has a public offering price that reflects different sales charges, if any, and different expense levels. Class I shares are currently offerred for investment primarily in certain affiliated asset allocation funds. Class I shares are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and eligible retirement plans whose record keepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses. Effective June 10, 2008, in addition to Class A, Class B, and Class C, Transamerica MFS International Equity also offers Class I.

Security valuations: The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Funds’ investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Funds’ net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Funds may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted.

As of October 31, 2008, Management does not expect the adoption of FAS 157 to impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Cash overdraft:  Throughout the year, the Funds may have a cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdrafts by a rate based on the federal funds rate.

98

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

Repurchase agreements: The Funds are authorized to enter into repurchase agreements. The Funds, through their custodian, State Street Bank & Trust Company (“State Street”), receive delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Funds will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.

Recaptured comissions during the year ended October 31, 2008 are included in net realized gains on the Statements of Operations and are summarized as follows:

Fund	Commissions
Transamerica Clarion Global Real Estate Securities	$29
Transamerica Evergreen Health Care	83
Transamerica Jennison Growth	36
Transamerica Marsico Growth	14

TBA purchase commitments: The Funds may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments themselves are considered to be securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Securities lending: The Funds may lend securities to qualified borrowers, with State Street acting as the Funds’ lending agent. The Funds earn negotiated lenders’ fees. The Funds receive cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio. The Funds monitor the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. The value of loaned securities and related collateral outstanding at October 31, 2008 is shown in the Schedule of Investments and also in the Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by State Street.

Real Estate Investment Trusts (“REITs”):  There are certain additional risks involved in investing in REITs. These include, but are not limited to: economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since some of the Funds invest primarily in real estate securities, the net asset value per share may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Loan participations/ assignments: The Funds may purchase participations/ assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan participations/ assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Funds may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the portfolios have direct recourse against the corporate borrowers, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis.  Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

99

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2008 are listed in the Schedules of Investments.

Swap agreements: The Funds may enter into swap agreements to manage their exposure to interest rate and credit risk. Interest rate swap agreements are between two counterparties where one stream of future interest payments is exchanged for another based on a notional amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate.In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The portfolios may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the portfolios owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and are amortized over the term of the swap agreement. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain or loss on the Statements of Operations. In connection with these agreements, securities or cash may be held as collateral on deposit with broker counter parties in accordance with the terms of the respective swap agreements.

Open swap agreements at October 31, 2008 are listed in the Schedules of Investments.

Futures contracts: The Funds may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of open futures contracts at October 31, 2008 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities. Variation margin represents the additional payment due or excess deposits made in order to maintain the equity account at the required margin level. In connection with these contracts, securities or cash may be held as collateral on deposit with broker counter parties in accordance with the terms of the respective futures contracts.

Option contracts: The Funds may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market; and inability of the counterparty to meet the contracts terms. When the Funds write covered call or put options, an amount equal to the premium received by the Funds is included in the Funds’ Statements of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

Transactions in written options were as follows:

Transamerica PIMCO Real Return TIPS	Premium	Contracts
Balance at October 31, 2007	$47	120
Sales	2,312	2,708
Closing Buys	(343)	(416)
Expirations	(1,819)	(2,090)
Exercised	—	—
Balance at October 31, 2008	$197	322

100

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

Transamerica PIMCO Total Return	Premium	Contracts
Balance at October 31, 2007	$528	983
Sales	284	409
Closing Buys	(91)	(249)
Expirations	(634)	(975)
Exercised	—	—
Balance at October 31, 2008	$87	168

Swaptions contracts: The Funds are authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Funds write swaptions, the premiums received are recorded as a liability and are subsequently adjusted to the current value of the swaption. Changes in the value of the swaption are reported as unrealized appreciation (depreciation) in written option and swaption contracts and in the Statements of Operations. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Funds as realized gains from written option and swaption contracts. The difference between the premium and the amount paid on affecting a closing purchase transaction is treated as a realized gain or loss.

Transactions in written swaptions were as follows:

Transamerica PIMCO Real Return TIPS	Premium	Notional Amount
Balance at October 31, 2007	$1,578	$58,200
Sales	200	7,190
Closing Buys	(789)	(30,090)
Expirations	(579)	(21,600)
Exercised	—	—
Balance at October 31, 2008	$410	$13,700

Transamerica PIMCO Total Return	Premium	Notional Amount
Balance at October 31, 2007	$1,780	$139,900
Sales	2,833	98,500
Closing Buys	(2,804)	(157,600)
Expirations	(286)	(15,800)
Exercised	(29)	(1,500)
Balance at October 31, 2008	$1,494	$63,500

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2008, the Funds received redemption fees which are disclosed in the Funds’ Statements of Changes in Net Assets.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign capital gains taxes: The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries.  Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

NOTE 2. RELATED PARTY TRANSACTIONS

TAM is the Funds’ investment adviser. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc. Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Funds are also officers and/or directors of TAM, TFS, and TCI.

The following schedule reflects the percentage of the Funds’ assets owned by affiliated investment companies at October 31, 2008:

Transamerica American Century Large Company Value	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$24,567	5.68%
Transamerica Asset Allocation-Growth Portfolio	114,330	26.44
Transamerica Asset Allocation-Moderate Portfolio	70,136	16.22
Transamerica Asset Allocation-Moderate Growth Portfolio	211,620	48.95
Total	$420,653	97.29%

Transamerica Clarion Global Real Estate Securities	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$11,284	4.76%
Transamerica Asset Allocation-Growth Portfolio	65,577	27.68
Transamerica Asset Allocation-Moderate Portfolio	36,507	15.41
Transamerica Asset Allocation-Moderate Growth Portfolio	90,155	38.05
Transamerica Multi-Manager Alternative Strategies Portfolio	13,176	5.56
Transamerica Multi-Manager International Portfolio	13,728	5.80
Total	$230,427	97.26%

101

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. – (continued)

Transamerica Evergreen Health Care	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$7,632	4.58%
Transamerica Asset Allocation-Growth Portfolio	29,348	17.63
Transamerica Asset Allocation-Moderate Portfolio	15,247	9.16
Transamerica Asset Allocation-Moderate Growth Portfolio	19,163	11.51
Transamerica Asset Allocation-Conservative VP	4,140	2.49
Transamerica Asset Allocation-Growth VP	15,220	9.14
Transamerica Asset Allocation-Moderate Growth VP	48,265	28.99
Transamerica Asset Allocation-Moderate VP	23,340	14.02
Total	$162,355	97.52%

Transamerica Jennison Growth	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$18,844	9.49%
Transamerica Asset Allocation-Growth Portfolio	46,844	23.59
Transamerica Asset Allocation-Moderate Portfolio	36,112	18.18
Transamerica Asset Allocation-Moderate Growth Portfolio	81,514	41.05
Total	$183,314	92.31%

Transamerica Legg Mason Partners Investors Value	Net Assets	% of Net Assets
Transamerica Asset Allocation-Moderate Portfolio	93	0.25
Transamerica Asset Allocation-Moderate Growth Portfolio	28,355	74.92
Total	$28,448	75.17%

Transamerica Marsico Growth	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$3,221	0.90%
Transamerica Asset Allocation-Growth Portfolio	105,136	29.37
Transamerica Asset Allocation-Moderate Portfolio	56,905	15.90
Transamerica Asset Allocation-Moderate Growth Portfolio	176,794	49.40
Total	$342,056	95.57%

Transamerica MFS International Equity	Net Assets	% of Net Assets
Transamerica Multi-Manager International Portfolio	9,662	17.98
Transamerica International Moderate Growth VP	30,522	56.79
Total	$40,184	74.77%

Transamerica PIMCO Real Return TIPS	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$54,392	8.68%
Transamerica Asset Allocation-Moderate Portfolio	104,440	16.67
Transamerica Asset Allocation-Moderate Growth Portfolio	100,732	16.07
Transamerica Asset Allocation-Conservative VP	82,951	13.24
Transamerica Asset Allocation-Moderate Growth VP	126,500	20.19
Transamerica Asset Allocation-Moderate VP	135,077	21.55
Transamerica International Moderate Growth VP	13,836	2.21
Total	$617,928	98.61%

Transamerica PIMCO Total Return	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$124,971	22.01%
Transamerica Asset Allocation-Moderate Portfolio	207,893	36.62
Transamerica Asset Allocation-Moderate Growth Portfolio	216,193	38.08
Total	$549,057	96.71%

Investment advisory fees:  The Funds pay management fees to TFAI based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica American Century Large Company Value
First $250 million	0.835%
Over $250 million up to $400 million	0.80%
Over $400 million up to $750 million	0.775%
Over $750 million	0.70%
Transamerica Clarion Global Real Estate Securities
First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.65%
Transamerica Evergreen Health Care
First $100 million	0.87%
Over $100 million up to $250 million	0.85%
Over $250 million	0.80%
Transamerica Jennison Growth
First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion up to $1.5 billion	0.675%
Over $1.5 billion	0.65%
Transamerica Legg Mason Partners Investors Value
First $500 million	0.80%
Over $500 million	0.70%
Transamerica Marsico Growth
First $500 million	0.80%
Over $500 million	0.70%
Transamerica MFS International Equity
First $250 million	0.925%
Over $250 million up to $500 million	0.90%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%
Transamerica PIMCO Real Return TIPS
First $250 million	0.70%
Over $250 million up to $750 million	0.65%
Over $750 million	0.60%
Transamerica PIMCO Total Return
First $250 million	0.675%
Over $250 million up to $750 million	0.65%
Over $750 million	0.60%

Administrative services: The Funds have entered into agreements with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Funds pay TFS an annual per-account charge for each open and closed account. The Funds paid TFS the following for the year ended October 31, 2008:

Fund	Fees
Transamerica American Century Large Company Value	$57
Transamerica Clarion Global Real Estate Securities	26
Transamerica Evergreen Health Care	21
Transamerica Jennison Growth	87
Transamerica Legg Mason Partners Investors Value	54
Transamerica Marsico Growth	62
Transamerica MFS International Equity	104
Transamerica PIMCO Real Return TIPS	12
Transamerica PIMCO Total Return	40

102

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. – (continued)

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the year ended October 31, 2008 were as follows:

Fund	Brokerage Commissions
Transamerica American Century large Company Value	$6

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by Transamerica Funds. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, including the Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica Funds. The pro rata liability to the Funds of all deferred fees in the Plan as of October 31, 2008, amounted to the following:

Fund	Deferred Fees
Transamerica American Century Large Company Value	$20
Transamerica Clarion Global Real Estate Securities	11
Transamerica Evergreen Health Care	10
Transamerica Jennison Growth	7
Transamerica Legg Mason Partners Investors Value	2
Transamerica Marsico Growth	14
Transamerica MFS International Equity	1
Transamerica PIMCO Real Return TIPS	25
Transamerica PIMCO Total Return	19

Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica Funds upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica Funds on a pro rata basis allocable to each Transamerica Fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee’s current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

At October 31, 2008, the Funds’ liabilities related to the Emeritus Plan were as follows:

Fund	Emeritus Fees
Transamerica American Century Large Company Value	$4
Transamerica Clarion Global Real Estate Securities	3
Transamerica Evergreen Health Care	6
Transamerica Jennison Growth	2
Transamerica Legg Mason Partners Investors Value	1
Transamerica Marsico Growth	2
Transamerica MFS International Equity	1
Transamerica PIMCO Real Return TIPS	7
Transamerica PIMCO Total Return	3

Amounts deferred and accrued under the Emeritus Plan is unfunded and unsecured claims against the general assets of Transamerica Funds.

The Emeritus Plan was terminated effective October 30, 2007. Upon the termination, the Funds shall continue to pay any remaining benefits in accordance with the Plan, but no further compensation shall accrue under the Plan.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2008 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica American Century Large Company Value	$180,166	$—	$178,004	$—
Transamerica Clarion Global Real Estate Securities	190,087	—	139,458	—
Transamerica Evergreen Health Care	127,828	—	218,101	—
Transamerica Jennison Growth	259,393	—	150,684	—
Transamerica Legg Mason Partners Investors Value	14,384	—	31,527	—
Transamerica Marsico Growth	335,596	—	278,173	—
Transamerica MFS International Equity	55,538	—	11,651	—
Transamerica PIMCO Real Return TIPS	9,095,434	3,737,643	8,578,825	4,053,350
Transamerica PIMCO Total Return	6,053,390	416,496	5,974,034	433,249

103

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Management has evaluated the Funds’ tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Transamerica American Century Large Company Value	$—	$(12)	$12
Transamerica Clarion Global Real Estate Securities	(8,003)	8,822	(819)
Transamerica Evergreen Health Care	—	34	(34)
Transamerica Legg Mason Partners Investors Value	—	(25)	25
Transamerica Marsico Growth	(8)	16	(8)
Transamerica MFS International Equity	(270)	(36)	306
Transamerica PIMCO Real Return TIPS	—	(793)	793
Transamerica PIMCO Total Return	—	8,340	(8,340)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Fund	Capital Loss Carryforwards		Available Through
Transamerica American Century Large Company Value	$60,261		October 31, 2016
Transamerica Clarion Global Real Estate Securities	25,997		October 31, 2016
Transamerica Evergreen Health Care	5,300		October 31, 2016
Transamerica Jennison Growth	33		October 31, 2015
Transamerica Jennison Growth	27,607		October 31, 2016
Transamerica Legg Mason Partners Investors Value	4,408		October 31, 2016
Transamerica Marsico Growth	1,067		October 31, 2011
Transamerica Marsico Growth	51,961		October 31, 2016
Transamerica MFS International Equity	1,660	*	October 31, 2010

*Amount is limited under IRC 382-383

Funds not listed in the above table did not have any capital loss carryforwards.

The capital loss carryforwards utilized during the year ended October 31, 2008 were as follows:

Fund	Capital Loss Carryforwards Utilized During the Year Ended October 31, 2008
Transamerica MFS International Equity	$153
Transamerica PIMCO Real Return TIPS	21,180

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2007 and 2008 was as follows:

	Distributions Paid From 2007		Distributions Paid From 2008
	Ordinary income	Long-term Capital Gain	Ordinary income	Long-term Capital Gain	Return of Capital
Transamerica American Century Large Company Value	$5,930	$18,409	$10,897	$10,971	$—
Transamerica Clarion Global Real Estate Securities	25,830	18,581	23,086	32,634	—
Transamerica Evergreen Health Care	38,900	29,500	8,671	20,550	—
Transamerica Jennison Growth	—	5,579	228	—	—
Transamerica Legg Mason Partners Investors Value	3,536	14,602	742	3,788	—
Transamerica Marsico Growth	144	—	1,253	—	—

104

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 4. – (continued)

	Distributions Paid From 2007		Distributions Paid From 2008
	Ordinary income	Long-term Capital Gain	Ordinary income	Long-term Capital Gain	Return of Capital
Transamerica MFS International Equity	$6,897	$10,657	$689	$1,495	$42
Transamerica PIMCO Real Return TIPS	25,010	—	35,688	—	—
Transamerica PIMCO Total Return	20,174	166	25,987	1,673	—

The tax basis components of distributable earnings as of October 31, 2008 are as follows:

Fund	Undistributed Ordinary income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)*
Transamerica American Century Large Company Value	$11,806	$—	$(60,261)	$—	$(157,012)
Transamerica Clarion Global Real Estate Securities	—	—	(25,998)	—	(96,894)
Transamerica Evergreen Health Care	478	—	(5,300)	(104)	(25,262)
Transamerica Jennison Growth	352	—	(27,640)	(3)	(27,911)
Transamerica Legg Mason Partners Investors Value	940	—	(4,408)	(2)	(4,406)
Transamerica Marsico Growth	1,929	—	(53,028)	(1)	(30,984)
Transamerica MFS International Equity	—	—	(1,660)	(1)	(17,672)
Transamerica PIMCO Real Return TIPS	2,092	3,893	(1,995)	1	(78,332)
Transamerica PIMCO Total Return	22,607	—	—	—	(63,961)

*Amounts include unrealized gain/loss from foreign currency and derivative instruments, if applicable.

NOTE 5. ACCOUNTING PRONOUNCEMENT

In March 2008, the FASB issued its new Standard No. 161, “Disclosure About Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

105

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica American Century Large Company Value, Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care, Transamerica Jennison Growth, Transamerica Legg Mason Partners Investors Value, Transamerica Marsico Growth, Transamerica MFS International Equity, Transamerica PIMCO Real Return TIPS, and Transamerica PIMCO Total Return:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica American Century Large Company Value, Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care, Transamerica Jennison Growth, Transamerica Legg Mason Partners Investors Value, Transamerica Marsico Growth, Transamerica MFS International Equity, Transamerica PIMCO Real Return TIPS, and Transamerica PIMCO Total Return (individually a “Fund”, collectively the “Funds”) at October 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

December 29, 2008

106

SUPPLEMENTAL INFORMATION

TAX INFORMATION (unaudited)

For dividends paid during the year ended October 31, 2008, the Funds designated the following as qualified dividend income:

Fund	Qualified Dividend Income
Transamerica American Century Large Company Value	$10,886
Transamerica Evergreen Health Care	473
Transamerica Jennison Growth	228
Transamerica Legg Mason Partners Investors Value	718
Transamerica Marsico Growth	1,253
Transamerica MFS International Equity	446
Transamerica PIMCO Real Return TIPS	12
Transamerica PIMCO Total Return	261

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividend received deductions as follows:

Fund	Dividend Received Deduction Percentage
Transamerica American Century Large Company Value	100.00%
Transamerica Evergreen Health Care	5.46%
Transamerica Jennison Growth	100.00%
Transamerica Legg Mason Partners Investors Value	100.00%
Transamerica Marsico Growth	100.00%
Transamerica MFS International Equity	0.37%
Transamerica PIMCO Real Return TIPS	0.03%
Transamerica PIMCO Total Return	1.11%

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2008 were as follows:

Fund	Long-Term Capital Designation
Transamerica American Century Large Company Value	$10,971
Transamerica Clarion Global Real Estate Securities	32,634
Transamerica Evergreen Health Care	20,551
Transamerica Legg Mason Partners Investors Value	3,788
Transamerica MFS International Equity	1,495
Transamerica PIMCO Total Return	1,673

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

107

TRANSAMERICA MUTUAL FUNDS

Management of the Funds

The Board Members and executive officers of the Trust are listed below. The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of the Trust by its officers. The Board also reviews the management of each Fund’s assets by the investment adviser and its respective sub-adviser. The Funds are among the Funds advised and sponsored by TAM (collectively, the “Transamerica Asset Management Group, Inc.”). The Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”).

The mailing address of each Board Member is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The Board Members, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	2006 - present

Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), TII; Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST; Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS; President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2000 – present), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM; President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2001 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 –present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and TIM (2001 – 2005).

				176	N/A

108

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (DOB: 6/13/52)	Board Member	2008 - present	Retired, KPMG (1999 – present); and Board Member, TII (2003 – present), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (March 2008 – present).	176	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (DOB: 3/27/56)	Board Member	2002 - present

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); TII (February 2008 – present); Owner and President, Prestige Automotive Group (2001 – 2005); President, L. J. Hill & Company (1999 – present); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				176	N/A

Neal M. Jewell (DOB: 2/12/35)	Lead Independent Board Member	2007 - present	Retired (2004 – present); Lead Independent Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Lead Independent Board Member, Transamerica Funds, TST and TIS (2007 – present); Lead Independent Board Member, TII (February 2008 – present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 – 2004).	176	N/A

Russell A. Kimball, Jr. (DOB: 8/17/44)	Board Member	2002 - present	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds and TIS (2002 – present); TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (February 2008 – present).	176	N/A

109

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

Eugene M. Mannella (DOB: 2/1/54)	Board Member	2007 - present	Chief Executive Officer, Hedge Fund Services, LLC (hedge fund administration) (January 2008 – present); Self-employed consultant (2006 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1994 – present); Board Member, Transamerica Funds, TIS and TST (2007 – present); Board Member, TII (February 2008 – present); and President, International Fund Services (alternative asset administration) (1993 – 2005).	176	N/A

Norm R. Nielsen (DOB: 5/11/39)	Board Member	2006 - present	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (February 2008 – present); Director, Iowa City Area Development (1996 – 2004); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1987 – 1988); and President, Kirkwood Community College (1979 – 2005).	176	Buena Vista University Board of Trustees (2004 - present)

Joyce Galpern Norden (DOB: 6/1/39)	Board Member	2007 - present	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (February 2008 – present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	176	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (DOB: 7/1/50)	Board Member	2007 - present	President and Executive Search Consultant, Smith & Sawyer LLC (consulting)(1989 – present); Board Member, Transamerica Funds and TST (2007 – present); Board Member, TIS (2007 – present); Board Member, TII (2008 – present); and Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present).	176	N/A

John W. Waechter (DOB: 2/25/52)	Board Member	2005 - present	Attorney, Englander & Fischer, P.A. (March 2008 – present); Retired (2004 – March 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (February 2008 – present); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	176	N/A

*                 Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**          May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***   Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

110

OFFICERS

The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period).  Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	2006 - present	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	2006 - present

Vice President, General Counsel and Secretary, TII, Transamerica Funds, TST and TIS (2006 – present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 – present); Assistant Vice President, TCI (2007 – present); and Director, Deutsche Asset Management (1998 – 2006).

Joseph P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	2007 - present

Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST, TIS and TII (2007 – present); Vice President (2007 – present), Treasurer and Principal Financial Officer (2001 – present), TPP, TPFG, TPFG II and TAAVF; Senior Vice President, TAM and TFS (2007 – present); Senior Vice President (January 2008 – present), Vice President (2001 – January 2008); Diversified Investment Advisors, Inc. (“DIA”); Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 – present); Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 – present); and Treasurer, Diversified Actuarial Services, Inc. (December 2002 – present).

Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	2004 - present

Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII; Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM; Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

111

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Rick B. Resnik (DOB: 1/24/67)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	2008 - present

Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (1998 – present); Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (January 2008 – present);Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (June 2008 – present); Senior Vice President and Chief Compliance Officer, TAM (January 2008 – present); Senior Vice President, TFS (January 2008 – present); Director (2000 – present), Vice President and Chief Compliance Officer (1997 – present), DISC; and Assistant Vice President, TFLIC (1999 – present).

Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	2005 - present

Assistant Treasurer (2007 – present), Assistant Vice President (2005 – 2007), Transamerica Funds, TST, TIS and TII; Assistant Treasurer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director of Financial Reporting (2007 – present); Assistant Vice President (2005 – 2007), TAM and TFS; and Assistant Vice President, JPMorgan Chase & Co. (1999 – 2005).

Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	2007 - present	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Vice President, DIA (1998 – present).

Richard E. Shield, Jr. (DOB: 1/3/74)	Tax Officer	2008 - present

Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (June 2008 – present); Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006); Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

* Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.  No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Funds’ website at www.transamericafunds.com.

112

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission website http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

113

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Class I Funds

Annual Report

October 31, 2008

www.transamericafunds.com

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future.  We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  Both equity and fixed-income markets have experienced extreme volatility and accelerating downward pricing pressure over the past twelve months as a credit crisis has had profound effects on the financial markets and has spilled over into the global economy.   Oil prices rose dramatically throughout the first seven months of 2008 and have fallen precipitously since then as the global economy has struggled and demand has declined.  The Federal Reserve has lowered the federal funds rate during the past twelve months from 4.25% in November 2007 to 1.00% at the end of October 2008 as it has sought to provide liquidity in a difficult market environment. The Treasury department has also been taking an active role in an effort to stabilize the markets, including the initiation of the Temporary Money Market Guarantee program and the Troubled Assets Relief Program (TARP).  The job market continues to struggle, as non-farm payrolls have weakened and the unemployment rate has risen to over 6%.  In this environment, investors have flocked to money market instruments and Treasuries in a flight to quality.  Many funds have struggled to produce positive returns.  For the twelve months ending October 31, 2008, the Dow Jones Industrial Average returned -31.24%, the Standard & Poor’s 500 Index returned -36.10%, and the Barclays Capital Aggregate U.S. Bond Index returned 0.30%.  Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs.  Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples, CFA
President & Chief Executive Officer	Vice President & Chief Investment Officer
Transamerica Funds	Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Transamerica AllianceBernstein International Value

(unaudited)

MARKET ENVIRONMENT

International equity markets suffered sharp losses during the twelve month period ending October 31, 2008. Market volatility resurfaced in 2007, as fears started to grow that turmoil in the credit markets would spill over into the real economy. Anxiety over escalating losses among banks and insurers on mortgage-backed securities dominated investor sentiment. These securities bundled together multiple sub-prime loans of differing credit quality typically numbering in the thousands and were traded across the globe, resulting in a lack of clarity about their ultimate ownership and true value.

Despite a fresh round of joint measures by central banks in December 2007 to alleviate pressure in the short-term money markets, investors remained nervous about further bank write-offs. As a result, equity-market volatility remained elevated from the unusually low level that had prevailed for an extended period before the sub-prime crisis struck. Also interest rates in the inter-bank lending market remained high as banks hoarded money to guard themselves against a possible shortage of funds.

These fears spilled over into 2008 as write-offs by investment banks and financial firms mounted and banks were forced to write down mortgage-related assets to market values that assumed catastrophic losses. Lending, which had been too lax, seized up, threatening to bring financial markets grinding to a halt as banks refused each other loans and tightened lending requirements for clients, including hedge funds and other key market participants. This forced more distressed sales and, in turn, more write-offs.

Then, during the third quarter of 2008, the crisis of confidence engulfed financial markets as doubts about the solvency of banks paralyzed inter-bank lending. A series of actions by the U.S. Treasury, Federal Reserve Board and other central banks to boost liquidity averted a global meltdown in the financial services sector.

PERFORMANCE

For the year ended October 31, 2008, Transamerica AllianceBernstein International Value Class I returned (51.72)%.  By comparison its benchmark, the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”), returned (46.34)%.

STRATEGY REVIEW

Before fees, the portfolio underperformed its benchmark during the period, largely due to its exposure to troubled financial stocks. Among the most prominent detractors were HBOS plc (“HBOS”), Fortis SA/NV (“Fortis”), The Royal Bank of Scotland Group plc and Deutsche Bank AG. Despite sound fundamentals, HBOS suffered due to fears about its access to short-term funding. While our research indicated that HBOS was adequately capitalized after its rights issue and faced no immediate liquidity threat, we underestimated the probability that it would face a crisis of confidence, forcing it into a takeover by Lloyds TSB Group plc. Benelux bank, Fortis was another detractor, falling on fears that its capital position was not strong enough to see it through the market stress. The bank was subsequently rescued at the end of the third quarter by the Belgian, Netherlands and Luxembourg governments. In other sectors, falling commodity prices and a weaker outlook for global growth dragged down industrial commodity stocks. Not all financials fell during the quarter as investors began to reward banks that appeared to be weathering the market disruption, such as Fairfax Financial Holdings Corp., the Canadian-based insurance group and Munich Re AG, the German insurer.

Other positions that helped relative returns during the period included Royal Dutch Shell plc, GlaxoSmithKline plc and Sanofi-Aventis.

Our research and experience as value managers has taught us to keep portfolio risk proportionate with the value opportunity we identify. After a lengthy period of compression, valuation spreads have widened. If this trend continues, we believe we may see increased opportunities to raise the portfolio’s concentration in undervalued industries and companies.

Sharon E. Fay, CFA

Kevin F. Simms, CPA

Henry S. D’Auria, CFA

Marilyn G. Fedak, CFA

John P. Mahedy, CPA

Co-Portfolio Managers

AllianceBernstein L.P.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(51.72)%	(9.84)%	12/6/05
MSCI-EAFE (1)	(46.34)%	(6.41)%	12/6/05

NOTES

(1) The Morgan Stanley Capital International-Europe, Australasia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Bjurman, Barry Micro Emerging Growth

(unaudited)

MARKET ENVIRONMENT

Equities seesawed through the twelve months ending October 31, 2008, but finished sharply lower as the credit crisis that erupted exactly one year ago spread deeply into the core of overleveraged financial institutions, culminating in a succession of tumultuous days that remade the US financial system and saw the failure of several Wall Street giants.  As fear inundated the markets, US stocks sank to their lowest levels in over five years, erasing the greater part of the gains seen in the past bull market.

Borrowing costs shot up, and debt markets have become nearly inaccessible as investors shunned any debt that was not backed by the US government.  Banks are wary of lending, and credit markets have tightened, moving beyond financials into the broader economy.  Persistently weak job reports have pushed consumer confidence to an all time low, extending the slump in retail sales.  Commodity prices have dropped sharply in recent quarters, in heavy contrast with the record prices set during summer, as evidence pointed to a global economy that is slowing along with the US.

Also weighing on the stock market were lowered corporate profit expectations.  Although results have generally met expectations, excluding financials, earnings guidance turned unanimously lower in the last quarter, with the negative sentiment most visible in the technology, energy, and consumer discretionary sectors.  All segments of the economy contracted during the period, led by the most economically sensitive categories. The stocks of defensive health care and consumer staples companies fared better than average for the period.

The government has been aggressive in its response to our lengthy financial crisis, acting swiftly in passing the rescue package, coordinating interest rate cuts with foreign central banks, through direct capital injections into banks, and other efforts that target the root of the crisis.  Shrugging off the market’s overwhelming pessimism, the market rallied in the last week of October, driven by signs that frozen credit markets may be starting to soften after a year in.  Although lending rates are still higher than normal, there were moderate improvements in bank lending and debt markets.  Banks are still paying a high premium to borrow from one another, but the London Interbank Offered Rate (“LIBOR”) fell from its highest levels.  Lending dried up after the collapse of Lehman Brothers Holdings Inc. (“Lehman Brothers”), but now the strains are showing signs of stabilizing.

The late improvements in credit markets, at the center of the financial problems, are encouraging, yet fears for an economic contraction continues to weigh on stocks and bonds.  The Federal Reserve Board (“Fed”) has, however, lowered its benchmark interest rate to the previous recession low of 1 percent. Tumbling commodities prices and weaker consumer spending have helped in containing inflation pressures, leaving the door open for further rate reductions by the Fed.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Bjurman, Barry Micro Emerging Growth, Class I returned (48.84)%.  By comparison its benchmark, the Russell 2000® Growth Index (“Russell 2000 Growth”), returned (37.87)%.

STRATEGY REVIEW

Against the backdrop of a weak market sentiment during the period, the portfolio’s performance was impacted by its greater focus in more dynamic, smaller, and more economically sensitive companies.  The portfolio’s sector weightings, relative to the Russell 2000® Growth, differed the most in technology, constituting one-third of the portfolio, and energy, both of which were more heavily weighted and detracted from its return.  However, the portfolio avoided consumer sectors such as retail and consumer services, contributing positively versus the index.  The largest setback for the period was in overall security selection, given the general underperformance of the portfolio’s companies in growth sectors technology, industrials, manufacturing, transportation, and energy as they tended to be smaller and have higher growth characteristics.  The stocks of larger market capitalization companies edged smaller capitalization companies, and likewise value stocks were favored over growth stocks during the period.

Despite extraordinary efforts by the US government, the stock market continues to trade at severely oversold conditions.  After the weakness in the past year, we believe share price valuations across equities now reflect many of the risks highlighted.   Markets tend to overshoot on both extremes, and much of the recent market action has been driven by forced selling in hedge funds and short term trading.  Although the extreme market volatility may linger for a while, we believe equities are poised to recover sooner rather than later.

O. Thomas Barry, III, CFA, CIC

Portfolio Manager

Bjurman, Barry & Associates

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(48.84)%	(17.98)%	8/1/06
Russell 2000 Growth (1)	(37.87)%	(9.42)%	8/1/06

NOTES

(1) The Russell 2000 Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica BlackRock Global Allocation

(unaudited)

MARKET ENVIRONMENT

For the period of November 1, 2007 through October 31, 2008, global equity and bond markets were extremely volatile.  Global equity indices have corrected sharply during this period of volatility, as measured by the Financial Times Stock Exchange World Index (“FTSE World”) twelve-month return of (42.31)%.  The environment for bonds, while not quite as weak as that for equities, was also negative, with the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index returning (2.57)% in U.S. dollar terms for the twelve-month period ended October 31, 2008.  In the current market environment, we believe that economic growth is likely to remain below trend as volatility is likely to remain elevated as de-leveraging continues to unfold on a global basis.  Nevertheless, the sharp sell-off we have witnessed in both equities and corporate bonds has created some excellent values in both stocks and bonds globally.

PERFORMANCE

For the year ended October 31, 2008, Transamerica BlackRock Global Allocation Class I returned (24.23)%.  By comparison, its benchmark, the FTSE World, returned (42.31)%.

STRATEGY REVIEW

For the twelve-month period ended October 31, 2008, Transamerica BlackRock Global Allocation returned (24.23)%.  The results exceeded the (24.27)% return of its Reference Portfolio for the twelve-month period, and the (42.31)% return of its broad-based all-equity benchmark, the FTSE World.  The portfolio invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the portfolio’s composition and a more comparable means for measurement.  Returns for each component of the Reference Portfolio for the twelve-months ended October 31, 2008, were as follows; the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) returned (36.10)%, the FTSE World Index (ex-U.S.) returned (47.25)%; the Merrill Lynch U.S. Treasury Current 5-year Index returned 10.09%; and the Citigroup (non-USD) World Government Bond Index returned 0.65%.  The portfolio outpaced the (31.73)% average return of the Lipper Global Flexible Portfolio Funds category for the same twelve-month period (placing in the 29th percentile).

In absolute terms, the portfolio’s returns were adversely impacted by the global equity correction which has occurred over the past twelve months.  Although underweight equities relative to its Reference Portfolio, the portfolio’s overweight position in non-U.S. stocks weighed on returns, as non-US equity markets generally lagged the U.S. over the period.  Effective security selection helped to offset the portfolio’s non-U.S. equity overweight, particularly within the financials, industrials, and information technology sectors.

Although underweight in bonds, the portfolio benefited from the composition of its fixed income component.  This included a sizeable allocation to US Treasury Inflation Protected Securities (“TIPS”) and nominal Treasuries, and an overweight in Asian convertibles and short-dated (local currency-denominated) fixed income in emerging markets (notably Brazil).  Also contributing to performance was the portfolio’s underweight US dollar-denominated assets relative to its Reference Portfolio.

The portfolio is modestly overweight equities at 60.5% relative to its Reference Portfolio.  Although neutral in terms of allocation to equities as an asset class, the portfolio has a meaningful overweight position in Asian stocks and a meaningful underweight position in European stocks.  The portfolio is also underweight fixed income securities relative to its Reference Portfolio.  The portfolio’s allocation to fixed income is relatively neutral in terms of U.S. bonds relative to its Reference Portfolio but is underweight non-U.S. bonds due largely to the portfolio’s minimal exposure to Japanese government debt (“JGBs”).  The low yields offered on JGBs compared to the relatively rich dividends currently available on most Japanese equities lead us to believe that Japanese stocks offer much better relative value than Japanese bonds.  Credit quality of the portfolio’s fixed income component is quite high, with substantial allocations to nominal Treasuries and TIPS.  The portfolio is overweight cash equivalents (9.3%) relative to its Reference Benchmark, partially due to the team’s desire to keep portfolio duration low.

Dennis W. Stattman

Romualdo Roldan

Dan Chamby

James MacMillan

Co-Portfolio Managers

BlackRock Investment Management, LLC

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(24.23)%	1.36%	12/6/05
FTSE World (1)	(42.31)%	(6.17)%	12/6/05
MSCI WORLD (1)	(41.51)%	(6.52)%	12/6/05

NOTES

(1) The Financial Times Stock Exchange World (FTSE World) Index and the Morgan Stanley Capital International-World (MSCI WORLD) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica BlackRock Large Cap Value

(unaudited)

MARKET ENVIRONMENT

U.S. equities posted sharp losses for the annual period, and notably, in October, capped the worst month in over 20 years. For the twelve months, the large-cap Russell 1000® Index was down 36.80%. Shares of large-cap value companies performed relatively in line with large-cap growth stocks, as the Russell 1000® Value Index (“Russell 1000 Value”) lost 36.80% and the Russell 1000® Growth Index declined 36.95%.

The end of the period particularly the months of September and October was a historic time for financial markets as the credit crisis that began in the summer of 2007 boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression. Extraordinary events of the past twelve months included: the collapses of The Bear Stearns Companies Inc. (“Bear Stearns”) and Washington Mutual, Inc.; high-profile losses from General Electric Company and Bank of America Corporation; the U.S. government takeover of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and bailout of America International Group, Inc. (“AIG”); the bankruptcy of the Lehman Brothers Holdings Inc. (“Lehman Brothers”); the reorganization of The Goldman Sachs Group, Inc. (“Goldman Sachs”) and Morgan Stanley as bank holding companies; the money market Reserve Primary Fund “breaking the buck,” and the passing of the $700 billion Troubled Asset Relief Program (“TARP”). The period also featured a waning consumer, still-fragile housing market, rising unemployment, challenged corporate earnings and a dimming export sector, which, until recently, was the one bright spot in the U.S. economic picture.

For its part, the Federal Reserve Board (“Fed”) was very active throughout the period, lowering the federal funds target rate by 250 basis points (2.50%) between November 2007 and April 2008. The central bank remained on hold until early October, when, in concert with five other global central banks, it cut interest rates by 50 basis points in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The Fed followed with an additional 50-basis-point reduction on October 29, 2008 bringing the target federal funds rate down to just 1.0% at period-end, its lowest level since 2004.

PERFORMANCE

For the year ended October 31, 2008, Transamerica BlackRock Large Cap Value Class I returned (37.76)%.  By comparison, its benchmark, the Russell 1000 Value, returned (36.80)%.

STRATEGY REVIEW

The portfolio remained fully invested in equities throughout the twelve-month period. We decreased exposure to select financials names, exiting positions in AIG and Citigroup Inc. (“Citigroup”) and trimming the portfolio’s holding in JPMorgan Chase & Co. We also reduced exposure to those sectors most negatively impacted by a downturn in commodity prices, specifically industrials (e.g., Deere & Company and Honeywell International Inc.) and materials (e.g., The Dow Chemical Company). However, we increased the portfolio’s allocation to the energy sector, as the long-term supply/demand imbalance is favorable and valuations discount much lower oil prices. By contrast, we increased the portfolio’s exposure to traditionally defensive sectors, notably consumer staples and healthcare. In consumer staples, we purchased Wal-Mart Stores, Inc.; within healthcare, we purchased Johnson & Johnson; and also overweighted firms that provide cost-containment services, such as Medco Health Solutions, Inc., as secular growth in healthcare and medical cost inflation are driving demand in this area. Additionally, we increased the portfolio’s allocation to consumer discretionary, though this was predominantly a function of valuations based on our bottom-up stock selection process as opposed to a generally bullish sentiment.

Individual holdings that had the greatest positive impact on performance included CSX Corporation in the industrials sector and The Kroger Co. in the consumer staples sector. The portfolio’s overweights in biotechnology giant Amgen Inc. and insurer The Chubb Corporation benefited relative results as well.

Overweight positions in Freeport-McMoRan Copper & Gold Inc. and Hess Corporation were among the detractors from portfolio performance during the annual period. A position in United States Steel Corporation also hurt comparative results, as shares of the company declined 62% during the twelve months. In addition, underweighting Wells Fargo & Company and The Procter & Gamble Company hampered returns.

An underweight and stock selection in the financials sector was among the primary contributors to performance during the annual period. An overweight in the insurance sub-sector and underweight in capital markets and thrifts and mortgage finance names proved most advantageous. Specifically, the portfolio’s large underweight positions in AIG, Citigroup and Fannie Mae aided performance, as shares of all three names plummeted during the twelve months (Fannie Mae was down more than 98% over the period). Notably, we sold out of both AIG and Citigroup by period-end. In addition, our avoidance of benchmark holding Wachovia Corporation, which declined 85% overall, was beneficial. Also aiding results were security selections in consumer discretionary, an overweight position in energy and an underweight in materials. Conversely, security selections in the materials sector, combined with an underweight in consumer staples and overweight in information technology, detracted from comparative performance. An underweight and disappointing stock selection in the utilities sector also hindered results.

Robert C. Doll, Jr. CFA, CPA

Daniel Hanson, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(37.76)%	(6.88)%	11/15/05
Russell 1000 Value (1)	(36.80)%	(5.94)%	11/15/05

NOTES

(1) The Russell 1000 Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica BlackRock Natural Resources

(unaudited)

MARKET ENVIRNOMENT

It was a year of unprecedented volatility in the natural resources space, with stocks and commodities being driven by technical factors rather than by fundamentals for much of the period.  The period commenced with commodity prices and commodity-related equities moving substantially higher until peaking in early July.  The reversal since July has been dramatic, leaving commodity-related assets at multi-year lows across the spectrum.  After surpassing $145/barrel on July 11, crude oil prices began a systematic decline to approximately $65/barrel at the end of October. Similarly, prices of natural gas, base metals, (such as nickel, aluminum and copper), and soft commodities (such as corn and wheat) suffered substantial declines.  A number of factors have combined to create this type of market action, including long term supply constraints for certain commodities, a seemingly sharp drop-off in demand due to a sharp slowdown of global gross domestic product (“GDP”), and the overall strain of financial markets and the credit crisis.  In general, a multitude of factors have pulled commodities sharply in every direction (first up and then down) over the past year.  It appears that the extreme volatility is a sign of the current confusion and uncertainty in these markets.

Technical factors have contributed to the wild swings in the market, with momentum traders jumping in on the way up and then being forced to sell on the way down.  Without question, the ongoing financial crisis has contributed to overall de-leveraging and concerns surrounding the sustainability of global growth that have plagued commodities over the past several months. Likely exacerbated by the reversal of the short US dollar/long commodities trade and several instances of forced liquidation by hedge funds and financial intermediaries, nearly the entire commodity universe has come under significant selling pressure following a spike higher in the first half of 2008.

Additionally, fundamental indicators have been volatile and have provided investors with mixed signals.  Through the first part of the year, global GDP growth seemed robust enough to maintain tightness in all commodity markets.  With emerging market demand leading the way, supply across the commodities arena could barely keep up with demand.  However, as global growth has slowed more than expected, an excess of supply has developed in some commodities markets.  With that said, long term supply constraints in segments of the energy market have negated, to an extent, the drop-off in demand, and the Organization of the Petroleum Exporting Countries (“OPEC”) seems ready to aggressively cut production to maintain that supply/demand balance and support oil prices.  Going forward, we believe this may lead energy to outperform many metals/mining companies.  Yet, since June, investors have sold all commodity-related assets indiscriminately, including gold, which many people view as a safe haven in a recessionary environment. Once again, some of this was due to technical factors and some of the selling was due to a rapid decline in demand.  Only time will tell if the fundamentals have, in fact, deteriorated across the board as much as is currently priced-in to equities.  We have rarely seen commodity-related equity valuations this low.

PERFORMANCE

For the year ended October 31, 2008, Transamerica BlackRock Natural Resources Class I returned (41.77)%.  By comparison its benchmark, the Morgan Stanley Capital International Natural Resources Index, returned (39.59)%.

STRATEGY REVIEW

In this environment, we have managed to outperform many of our peers, despite dismal absolute returns, by maintaining our typical long-term investment horizon and emphasizing high-quality energy companies with strong balance sheets in the portfolio.

Due to the long term nature of our investment approach and our belief that the stocks we own are currently trading at undervalued levels, portfolio positioning is little changed.  We remain underweight in the integrated oil stocks, which hurt relative performance during the period as these stocks tend to follow the broad market and energy has underperformed the broad market since June.  We prefer oil service companies that have strong international business prospects and solid balance sheets, and oil and gas exploration and production stocks as we believe these companies offer superior future production and earnings growth prospects.

This has been a very difficult period and absolute performance was substantially negative.  Nevertheless, we were able to achieve positive contributions from a select few names in the portfolio, including Range Resources Corporation and Southwestern Energy Company. As discussed, no sub-sector of the commodities market was spared and they all finished in negative territory by a substantial margin.  Our exploration and production holdings performed better, on average, than most other sub-sectors, but our overweight caused this group to contribute to negative returns by an outsized amount.  Conversely, our metals and mining holdings fell sharply, but our relatively small weighting to this group helped mitigate the negative impact on the portfolio.  Stocks in the portfolio that were hit the hardest during the period include Aluminum Corporation of China Limited and National Oilwell Varco, Inc. We continue to hold both companies and maintain our overall positioning in the portfolio with the belief that the stocks have priced-in substantial global economic woes and that these valuations will correct from their current historic lows.

Robert Shearer, CFA

Portfolio Manager

BlackRock Investment Management, LLC

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(41.77)%	(10.19)%	1/3/07
MSCI Natural Resources Index (1)	(39.59)%	(11.28)%	1/3/07

NOTES

(1) The Morgan Stanley Capital International Natural Resources (MSCI Natural Resources Index) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica BNY Mellon Market Neutral Strategy

(unaudited)

MARKET ENVIRONMENT

The twelve months ended October, 31 2008 marked a period of significant market decline.  While early in the period investors still had hopes that rising delinquency and default rates on sub-prime home mortgages would remain an isolated issue; and that the Federal Reserve Board’s (“Fed”) fed fund rate cuts which began last September would help to stimulate the economy, such optimism proved to be unfounded.  The credit crisis gained speed in March of this year when Bear Stearns Companies Inc. (“Bear Stearns”) had to be dramatically rescued by JPMorgan Chase & Co. and the US Treasury.  Financial stocks suffered through the rest of the first half of the year and in the third quarter IndyMac Bancorp, Inc., the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Lehman Brothers Holdings Inc. (“Lehman Brothers”), Merrill Lynch & Co., Inc. (“Merrill Lynch”), American International Group, Inc. (“AIG”), Washington Mutual, Inc., and Wachovia Corporation all either failed or required rescue of one kind or another.  Remarkably, the rest of the financial sector rebounded in the third quarter in anticipation of government assistance, resulting in the extraordinary outcome that despite the headline-grabbing failures, financial services was one of the strongest sectors in the third quarter.

PERFORMANCE

For the year ended October 31, 2008, Transamerica BNY Mellon Market Neutral Strategy Class I returned 3.30%.  By comparison, its benchmark, the Merrill Lynch 3-Month T-Bill + 3% Wrap Index, returned 2.71%.

STRATEGY REVIEW

Transamerica BNY Mellon Market Neutral Strategy is a long/short stock selection strategy based on our quantitative implementation of fundamental and technical valuation concepts. Our daily investment process combines over 40 factors, or characteristics, including value-based metrics, growth/momentum metrics, and factors based on corporate and management stock buying/selling activity.  We blend these measures into a single composite rank for each stock using a dynamic weighting scheme that maintains an overall balance between value and growth/momentum based factors. Then we construct long and short portfolios that are carefully controlled along several dimensions of risk including neutral exposures to the overall market (beta), sector/industry exposure, capitalization, and other risk factors.  Subject to these risk constraints, the target portfolio consists of long positions in the most attractive stocks and short positions in the least attractive stocks.

Growth/momentum metrics were the strongest component of the stock ranking model, with measures based on favorable price action attributes contributing most strongly.  Valuation factors continued to struggle over the trailing twelve-months as they had during most of 2007, which dampened the magnitude of outperformance in the period.

We do not make significant tactical changes in the implementation of the strategy based on market conditions, and continued to maintain an even blend of value and growth/momentum factors despite the recent underperformance of the value components of the process.  We do monitor and control risk exposures that develop in the market.  For example, during this period we carefully controlled our exposure to leverage in the portfolio, which helped performance as the credit crisis dragged on.

The most successful stock selections were a short holding in investment bank Bear Stearns which collapsed in March, a short holding in Motorola, Inc. which has been hurt by its struggling mobile phone unit, and oil services company Global Industries, Ltd., which was held long early in the period when commodity prices where rising and held short during the later period when the stock declined on weakening commodity prices.

Among the poorest performing holdings were long positions in electric utility Reliant Energy, Inc. which has been struggling in the retail energy market and saw its shares drop sharply toward the end of the period, media company CBS Corporation which has faced a rapidly weakening advertising environment, and electronics distributor Avnet, Inc. which declined as the sluggish economy reduced its technology solutions sales.

Our investment process seeks to minimize the impact of sector/industry weightings on the performance of the portfolio by maintaining approximately equal weightings of long and short positions in each sector and industry.  Nevertheless, slight net long and short sector/industry positions, such as our net long position in the energy sector, did have a small negative overall impact on performance.

Michael F. Dunn, CFA

Oliver E. Buckley, CIO

Langton C. Garvin, CFA

Co-Portfolio Managers

Franklin Portfolio Associates, LLC

Prior to July 1, 2008, John S. Cone, CEO was also a co-portfolio manager.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	3.30%	0.56%	1/3/07
Merrill Lynch 3 Month Treasury Bill (1)	2.71%	3.79%	1/3/07

NOTES

(1) The Merrill Lynch 3-Month T Bill + 3% Wrap (Merrill Lynch 3 Month Treasury Bill) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Evergreen International Small Cap

(unaudited)

MARKET ENVIRONMENT

The market declines which picked up steam in the second half of 2007 turned into avalanches during the fiscal year ended October 31, 2008.  The breadth and depth of this crisis and its ripple effects across other sectors and industries has driven the major global economies into recession, confirmed by the Organisation for Economic Co-operation and Development (“OECD”).  Additionally, volatility was at extreme levels during the period.  No sector, market or capitalization group escaped the downturn.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Evergreen International Small Cap Class I returned (50.10)%.  By comparison, its benchmark, the S&P Citigroup EMI Global Ex-U.S. Index, returned (55.13)%.

STRATEGY REVIEW

The portfolio maintained its focus on small and mid cap stocks but there were significant changes, both sectorally and geographically, driven by a combination of stock specific issues as well as by macro considerations.  Sizeable reductions were made in Europe, principally Spain, Italy, Germany and the Netherlands, with increases in Japan and, to a lesser degree, in the United Kingdom (“UK”).  We believed that Europe would fare somewhat worse in the current downturn whereas domestic Japanese stocks had been the relative safe haven in the recent turmoil as the yen had been strengthening.  The stock changes spanned a range of sectors with the largest reductions in consumer discretionary and industrials in favor of increased weight in financials, health care and consumer staples.  Within financials, our strategy was to reduce exposure to banks that had need for capital and to move towards those companies, such as insurers with strong capital bases and stock exchanges, which have ample capital and few capital requirements.  Health care and consumer staples offer better protections generally in this type of environment.

Over the year the portfolio outperformed and had positive contributions from a number of sectors, including consumer staples, information technology (“IT”), industrials, consumer discretionary and financials.  In all cases, stock outperformance was the base of the contribution while our underweight in financials and overweight in consumer staples also proved helpful.  In consumer staples, our strategy of building up exposure to some domestic-focused Japanese holdings proved positive.  In IT, Japanese video game companies Square Enix Co., Ltd. And Capcom Co., Ltd. Had the largest positive effect. Also within the IT sector, D+S Europe, Ag, the German-based call center company was taken over, resulting in positive benefit to the portfolio.  Another Japanese holding, Nissha Printing Co., Ltd. Topped the list in industrials with Experian Group Limited and Royal Boskalis Westminster N.V. also contributing well.   Our strategy of selective exposure in financials proved positive as the top nine contributors by effect were either insurers or stock exchanges.

From a country perspective, Japan contributed most, reflecting many of the earlier comments, followed by the UK.  Our underweight in emerging markets also proved positive.  In a year of significant negative returns in equity markets our exposure to cash proved positive as did the currency hedges we had put in place to guard against appreciation in the U.S. dollar.

Utilities, energy and telecommunications services were the major detracting sectors in the period.  These suffered principally from stock underperformance while an underweight in utilities, the second best performing sector, also proved negative.  The weakest holding in utilities was China Gas Holdings, which saw a reversal in its valuation level, while in energy, producer Premier Oil plc and oil services company Technip suffered from the sharp fall in oil prices.  Geographically, Europe and Canada was the most negative.  Within Europe, our overweight in France combined with specific stock underperformances were the cause.

Francis X. Claro, CFA

Portfolio Manager

Evergreen Investment Management Company, LLC

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(50.10)%	3.01%	11/8/04
S&P Citigroup EMI Global Ex-US (1)	(55.13)%	(0.81)%	11/8/04

NOTES

(1) The S&P Citigroup EMI Global Ex-US Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Federated Market Opportunity

(unaudited)

MARKET ENVIRONMENT

The reporting period was extraordinarily poor for all equity markets. In the United States, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”), for example, returned (36.10)%.  Financial system and economic distress have continued to spread, and the housing and mortgage-finance bubbles led to spreading losses in arcane financial instruments as well as conventional loans.  In management’s opinion, the stress has moved from the financial sector to the non-financial sector of the economy throughout the world.  Stress on households, corporations, and governments are exacerbated by a legacy of record debts.  We believe that the huge debt burden will constrain economic growth for some time.  We also believe equity markets are in a long-term decline, but that the collapse in October left markets much more attractively priced and likely to have a sizable rebound over the near term.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Federated Market Opportunity Class I returned (7.16)%.  By comparison, its primary and secondary benchmarks, the Russell 3000® Value Index and the Merrill Lynch 3-Month T-Bill Index, returned (36.32)% and 2.71%, respectively.

STRATEGY REVIEW

The portfolio is managed with an emphasis on moderate capital appreciation with low volatility, and an emphasis on capital preservation when valuations and risks are high.  It is not managed towards an equity benchmark or with regard to the individual components of an equity benchmark.

For most of the fiscal year, the portfolio had been positioned to benefit from a significant decline in US equity prices. The portfolio had substantial cash reserves in addition to put options and ultra short exchange-traded funds (“ETFs”) as a hedge against a decline in stock prices. The put options and ultra short ETFs would increase in value if stock prices fell.  This worked quite well for the portfolio until the end of June, since the market declined and produced significant gains on the put options and ultra short ETFs.  The portfolio manager believed that market bubble history and market valuation history in general, and the rapidly deteriorating economic and financial conditions, supported a highly risk-averse strategy during the period.  Unfortunately, during the summer and especially in September and October, the portfolio’s large holdings in gold and energy stocks had large losses from a sharp correction in commodity markets and related stock prices.  (We believe that both sectors are in bull markets and are now quite attractively priced.)

Late in the fiscal year with the passage of the US government bailout program, the portfolio changed its position and took a neutral, rather than bearish, position on stock markets.  As markets crashed in October, we added significantly to stocks, as sharply lower prices resulted in much better valuations, along with the expectation of a strong bounce from overly depressed levels.  Coordinated efforts from governments around the world on interest rate cuts and bailout programs gave encouragement to investors, and markets (and the portfolio) finally started to rebound during the last week of the fiscal year.

Among the portfolio’s equity sector returns, virtually all had negative returns for the fiscal year.  Gold and energy stocks were especially hurt with the bursting of the commodity bubble.  We noted that gold stocks were quite cheap relative to the price of gold and thought there were not large risks in that sector.  When gold stocks plummeted in October, they became the cheapest on record versus gold bullion and are extremely attractive in our opinion.

In terms of currencies and their impact on investment results for foreign holdings, the U.S. dollar appreciated against most currencies, as the U.S. dollar index (“USDX”) rose nearly 12%.  This increase of the U.S. dollar relative to other currencies decreased the value in U.S. dollar terms of returns on the portfolio’s foreign holdings.  In particular, the Canadian dollar fell more than 28%, and the euro nearly 12%. However; the Japanese yen gained almost 15% and partially offset the losses in the other currencies.

Among the several positive contributors to the portfolio’s performance, were the put options on Amazon.com, Inc.  The worst contributor was from Yamana Gold Inc., a Canadian gold mining company.  The best performing sectors were financials and consumer discretionary, while the worst performing were materials and energy.  From a country perspective, United Kingdom stocks were the top contributors to the portfolio.

Steven J. Lehman, CFA

Portfolio Manager

Federated Equity Management Company of Pennsylvania

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(7.16)%	(2.99)%	12/6/05
Russell 3000 Value (1)	(36.32)%	(6.79)%	12/6/05
Merrill Lynch 3 Month Treasury Bill (1)	2.71%	4.16%	12/6/05

NOTES

(1) The Russell 3000 Value Index and the Merrill Lynch 3-Month T Bill + 3% Wrap (Merrill Lynch 3 Month Treasury Bill) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica JPMorgan International Bond

(unaudited)

MARKET ENVIRONMENT

Global fixed income markets experienced heightened volatility and extreme illiquidity during the twelve months ended October 31, 2008. The period started with an abrupt increase in volatility and a broad re-pricing of risk that shook capital markets in the latter half of 2007. Fears that began in the sub-prime mortgage market extended rapidly across all markets, causing spreads to widen precipitously and liquidity to shrink rapidly, regardless of underlying fundamentals.  Toward the end of first-quarter 2008, financial news saw continued sub-prime mortgage write-downs, concerns by rating agencies regarding the capitalization of bond insurers, and de-leveraging by hedge funds and banks that created selling pressure in the markets. The combined efforts of the Federal Reserve Board (“Fed”) and JPMorgan Chase & Co. to rescue The Bear Stearns Companies Inc. (“Bear Stearns”) in March, followed by the Fed’s creation of a credit facility to provide a liquidity backstop for broker-dealers looked certain to have long-term implications for Wall Street and the economy. Fixed income markets saw better sentiment in April and May, as volatility declined, spreads narrowed and pricing improved following the Fed’s responses to financial market disruption in the previous quarter. However, conditions deteriorated late in the quarter, offsetting earlier gains. Concerns about commodity prices, particularly oil, and inflation expectations, as well as comments by Fed Chairman Ben Bernanke, led many to anticipate that it would raise rates in the near term and remove liquidity that had been introduced in the markets, causing bond rates to rise and spreads to widen. However, weakness in the financial markets and the potential for weak economic growth in the future remained a real threat, as financial firms continued to report large write-downs, concerns about monoline bond insurers grew further and the rating agencies continued to downgrade significant numbers of securities.

PERFORMANCE

For the year ended October 31, 2008, Transamerica JPMorgan International Bond Class I returned (0.14)%.  By comparison, its benchmark, the JPMorgan Government Bond Index (GBI) ex-U.S. unhedged Index, returned 1.73%.

STRATEGY REVIEW

The past twelve months represented one of the most challenging times the fixed income capital markets have faced, characterized by huge volatility in spreads, curves and rate expectations. Precipitous widening in swap and mortgage spreads along with other credit spreads caused market liquidity to shrink rapidly, with almost every issuer and sector affected, regardless of actual sub-prime exposure.  Exposure across spread products detracted from performance, as issues surrounding sub-prime mortgages were felt across all fixed income sectors, regardless of quality and issuer market. Swap spreads widened throughout the year, which further hurt our allocation in agency-backed securities. To comply with the diversification rule, we held exposure to these products.

On the upside, the portfolio benefited from our interest rate, country spread and currency decisions over the period. Our yield curve steepening bias in the United Kingdom (“UK”) and Europe added to performance, as well as our long-duration exposure in Japan. We also entered two key cross-country spread trades in the period, which added to performance. The first was an overweight in the UK’s 10-year versus Europe’s 10-year government bonds, and the second, an overweight in Europe’s 10-year versus Canada’s 10-year government bonds.

Our currency allocation contributed to results over the twelve months. In a period of unprecedented volatility and risk aversion in currency markets, our qualitative currency process added to a number of positive themes, two of which were primary drivers of performance.  The first was a carry-unwind trend and the second, the dramatic recovery of the U.S. dollar. Our currency allocation benefited from these themes by remaining short on the yen and Swiss franc versus Pan-European currencies, and short on commodity currencies compared to the U.S. dollar.  We also had a long Scandinavian exposure against Pan-European currencies over the year until October, when investors continued to unwind overall emerging market exposure and moved toward risk aversion.

Jon B. Jonsson

Portfolio Manager

J.P. Morgan Investment Management Inc.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(0.14)%	5.28%	12/6/05
JP Morgan Gov Bond ex US unhedged (1)	1.73%	6.59%	12/6/05

NOTES

(1) The JPMorgan Government Bond Index ex-US unhedged Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica JPMorgan Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Investors faced significant challenges over the past twelve months, all of which began with the decline in U.S. housing and subsequent concerns about increased mortgage defaults. These events led to massive write-downs of mortgage-related assets, which, by the end of the period, resulted in a radical reconfiguration of the U.S. investment banking landscape and unprecedented efforts by policymakers to restore investor confidence in the capital markets.

Sentiment turned very negative during the summer months, as bad news on the economic, financial and inflation fronts conspired to produce further market declines. Further complicating matters was that, while the Federal Reserve Board (“Fed”) continued to acknowledge the weak prospects for growth, Fed members shifted toward concerns about inflation control as oil topped $140 a barrel and consumer inflation expectations soared to their highest level since the early 1980s.

Toward the end of the period, financial markets experienced unprecedented tests as the U.S. government took control of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and American International Group, Inc. (“AIG”), while Lehman Brothers Holdings Inc. (“Lehman Brothers”), one of the most prized U.S. investment banks, filed a Chapter 11 bankruptcy petition, causing further equity and credit market dislocations. This appeared to be the breaking point as the U.S. government began taking comprehensive action to stem the financial crisis by setting forth a plan to stop the self-perpetuating cycle of falling asset values, asset liquidations and share price collapses.

Over the period, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) returned (36.10)%, while mid-cap stocks, represented by the Russell Midcap® Index (“Russell Midcap”), returned (40.77)%.  For 2008 to date, large-cap and mid-cap stocks trailed small caps as the S&P 500, Russell Midcap and the Russell 2000 Index returned (32.84)%, (37.50)% and (29.02)% respectively.

PERFORMANCE

For the year ended October 31, 2008, Transamerica JPMorgan Mid Cap Value Class I returned (34.92)%.  By comparison, its benchmark, the Russell Midcap® Value Index, returned (38.83)%.

STRATEGY REVIEW

The portfolio outperformed its benchmark for the year ended October 31, 2008. Stock selection in the financial and consumer discretionary sectors contributed to performance, while stock selection in health care and energy detracted from results. At the individual stock level, Public Storage, a real estate investment trust (“REIT”) that develops and operates self-storage facilities in U.S. and Europe, was a top performer. The company benefited from increased demand for storage space resulting from the unfortunate increase in foreclosure activity. The company continues to generate strong cash flow, allowing management to pursue strategic acquisitions while increasing dividend payments to shareholders.

Discount retailer TJX Companies, Inc. also contributed to performance. In a tough retail environment, the company was able to earn strong margins at the expense of department stores. While we continue to like the stock, we have been taking profits and deploying capital to more attractive risk/reward opportunities.

On the downside, shares of Coventry Health Care, a diversified U.S. health insurer, declined following a reduced 2008 outlook from management. The company faces higher medical cost trends in its Medicare and commercial risk businesses as well as lower revenue growth expectations. While we believe that the company can pass on a large portion of its higher costs to members, we believe the environment will remain challenged.

Principal Financial Group, Inc., which provides life and health insurance as well as manages retirement assets, also detracted from performance. Investors were concerned about the company’s investment portfolio and its ability to meet liabilities on life insurance products. However, we view the company to be a durable franchise, as it is a leading provider of 401(k) products and services that continue to report record levels of inflows and assets under management.

The portfolio’s strategy is based on the premise that stock selection, focused on undervalued mid-cap companies with durable franchises that are led by strong management teams, should generate consistent return opportunities over the long term. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount.

We have maintained our focus throughout the period by continuing to invest in undervalued mid-cap companies with durable franchises and strong management. These characteristics are often sought after as high-quality companies tend to hold their value and attract greater capital flows when markets turn more volatile. Despite different investment styles/themes coming in and going out of favor, we have not wavered in what is important to us and continue to implement the same disciplined investment process.

Jonathan K.L. Simon

Lawrence Playford, CPA, CFA

Gloria Fu, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(34.92)%	(5.57)%	11/15/05
Russell Midcap Value (1)	(38.83)%	(7.46)%	11/15/05

NOTES

(1) The Russell Midcap Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Loomis Sayles Bond

(unaudited)

MARKET ENVIRNOMENT

September and October 2008 have been the worst in the history of corporate bond markets, with the investment grade year-to-date figure now more than three times as bad as any year we have experienced over the past two decades. The risk trade continued from mid-March through May on the back of The Bear Stearns Companies Inc. (“Bear Stearns”) rescue and the Federal Reserve Board’s (“Fed”) actions to support liquidity.

Corporate bond markets began the third quarter with prospects for slowing growth, rising inflation, and housing market concerns weighing on sentiment. This anemic risk appetite accelerated throughout the quarter, reflecting growing anxiety about the strength of the economy and the underlying deterioration of mortgage-related assets. Tremendously thin liquidity intensified the severity of the price action.

In September, a pervasive crisis of confidence drained corporate markets of liquidity and risk capacity, driving flows to quality assets. The deepening credit crisis saw, among other things: federal conservatorship of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); the bankruptcy of Lehman Brothers Holdings Inc. (“Lehman Brothers”); Merrill Lynch & Co., Inc. (“Merrill Lynch”) selling its franchise to Bank of America Corporation; insurer American International Group, Inc. (“AIG”) ceding to government control in exchange for an $85 billion loan; The Goldman Sachs Group, Inc. (“Goldman Sachs”) and Morgan Stanley reclassifying themselves as commercial banks; and the Federal Deposit Insurance Corporation (“FDIC”)-engineered sales of Washington Mutual, Inc. and Wachovia Corporation. Each of these events taken individually would be momentous market movers, and in aggregate represent a dramatic shift in the structure of the financial system.

In October, expectations for a US recession increased to near certainty. Activity indicators including industrial production and supply weakened. The increasingly negative economic outlook and weakening labor market appeared to depress consumer measures including retail sales and consumer confidence. The spread and intensification of the credit crunch in September continued to feed through the real economy, further tightening credit availability to corporations and households. A weaker economy coupled with strong anti-inflationary impulses from housing, credit, and energy contributed to lower global interest rates.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Loomis Sayles Bond Class I returned (23.56)%.  By comparison, its benchmark, Barclays Capital (formerly Lehman Brothers) U.S. Government Credit/Bond Index, returned (1.06)%.

STRATEGY REVIEW

On the path from housing crisis to financial crisis to market crisis to political crisis, the turmoil punished returns across asset classes. Financials comprise 40% of the investment grade market and led corporates lower across the board. As banks nursed capital and short-term markets froze, businesses had difficulty borrowing, and levered issuers facing impaired access to capital were among the major laggards. High yield bonds had held up relatively well through August, but technical pressures and the ripple effects of the combined crises pushed yield spreads out to record levels. Indeed, no high yield sector finished the third quarter with a positive excess return before plummeting dramatically in October. Meanwhile, strong demand for US dollars and a belief that banking woes would have a global economic impact led to appreciation versus most major currencies. In general, Asian and Latin American currencies remained under pressure as a slowdown would likely impact export and commodity markets. Emerging markets were not immune, especially as many of these investments were sources of cash for funds meeting redemption calls.

On the basis of contribution to return, positive contributors included cash, and Australian dollar denominated holdings sold before the recent bout of dollar strength. Primary negative contributors were consumer cyclical, communications, and finance companies. Foreign holdings with impacts on performance included the Japanese yen on the upside, with securities denominated in the Indonesian rupiah, the Canadian dollar, and the Brazilian real leading the negative performers. Individual performers included 30-year US Treasury bonds, Japanese yen denominated corporate bonds, and Vertex Pharmaceuticals Incorporated convertible bond. Negative contributors included Indonesian rupiah supranational debt, Fannie Mae and Freddie Mac preferred securities, AIG, and Lehman Brothers.

Kathleen C. Gaffney, CFA

Daniel J. Fuss, CFA, CIC

Elaine M. Stokes

Mathew J. Eagan, CFA

Co-Portfolio Managers

Loomis, Sayles & Company, L.P.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(23.56)%	(11.57)%	1/3/07
Barclays Capital U.S. Government/Credit Bond Index(1)	(1.06)%	2.01%	1/3/07

NOTES

(1) The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Marsico International Growth

(unaudited)

MARKET ENVIRONMENT

International equity performance in developed markets was dismal during the fiscal year ending October 31, 2008.  The portfolio’s benchmark, the Morgan Stanley Capital International-EAFE Index (“MSCI-EAFE”), posted a return of (46.34)% for the reporting period.

From a Global Industry Classification Standards (“GICS”) economic sector perspective (using the MSCI-EAFE as a reference point), performance weakness was widespread. All 10 GICS sectors in the benchmark index had negative returns, the weakest being financials (57%), materials (54%), and industrials (53%).  Health care was the best-performing sector with a return of (19)%.  All other sectors were down between (31)% and (50)%.

The MSCI-EAFE’s largest country-level constituents had unfavorable results for the period. The United Kingdom and Japan, which together comprise approximately 43% of the Index, posted returns of (48)% and (38)%, respectively. The MSCI Emerging Markets Index plummeted more than 56% for the twelve-months ended October 31, 2008.

There was tremendous volatility in currency movements versus the US dollar during the period. Overall, US-based investors in international equities did not get the benefit of a significant currency “lift” during the twelve-month period, as the dollar strengthened as compared to certain currencies including the euro and the pound.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Marsico International Growth Class I returned (53.42)%.  By comparison, its benchmark, the MSCI-EAFE, returned (46.34)%.

STRATEGY REVIEW

The portfolio underperformed the MSCI-EAFE, its benchmark index, for the period. The portfolio’s performance results were hampered by both stock selection and positioning in the consumer discretionary sector. Though the portfolio reduced its exposure to the sector later in the reporting period, on average, the portfolio had more exposure to the consumer discretionary sector than its benchmark index. This positioning hurt performance as consumer-related equities were seemingly beset by worries regarding the potential impact of a global economic slowdown. A number of the portfolio’s holdings in the sector posted sharp price declines, including hotel/casino operator Las Vegas Sands Corp. (89%), France-headquartered hotel operator Accor S.A. (58%), German automobile components company Continental AG (26)% (prior to being sold from the portfolio), and Hong Kong-headquartered apparel company Esprit Holdings Limited (65%).

Industrials-related positions in the portfolio posted an aggregate loss of (64)%.  Denmark-headquartered manufacturer of wind turbines, Vestas Wind Systems A/S dropped (62)%.  Swiss power and automation technology company ABB Ltd., French power company ALSTOM., and Spanish wind turbine company Gamesa Corporacion Tecnologica SA also posted sharp declines.

The portfolio’s performance results were further hampered by stock selection in the utilities and energy sectors. Several energy holdings also materially detracted from performance results, including Brazil-based energy company Petroleo Brasileiro SA and France-headquartered CGG Veritas. France-based utility company Veolia Environnement SA declined sharply prior to being sold from the portfolio.

There were several bright spots in the portfolio’s performance. Through stock selection, the portfolio was able to achieve better returns in the health care sector than its benchmark index. Certain individual positions posted strong returns, relative to the benchmark index, such as information technology holding Samsung Electronics Co., Ltd. (prior to being sold), and health care companies Roche Holding Ltd., Genentech, Inc., and Actelion Ltd.

The portfolio had cash and cash equivalents position of approximately 7%, on average. In the latter weeks of the performance period, cash was further elevated, representing approximately 12% of the portfolio’s net assets as of October 31, 2008.  Given the volatility and overall decline in international equity prices, the portfolio’s cash weighting had a positive impact on performance as compared to the fully-invested MSCI-EAFE. The portfolio further benefited in general from US dollar strengthening through its dollar-based holdings (including cash equivalents) and its tendency to be underweighted in countries whose “home currency” depreciated substantially vs. the dollar, including the euro and the pound.

As of October 31, 2008, the portfolio’s economic sector allocations emphasized financials, health care, consumer staples, and industrials. As of month-end, the country weightings emphasized Switzerland, United Kingdom, Japan, and France. (Sector and country weightings are primarily a residual of the stock selection process.)

James G. Gendelman, CPA

Portfolio Manager

Columbia Management Advisors, LLC

Columbia Management Advisors, LLC has entered into an agreement with its affiliate, Marsico Capital Management, LLC, to provide portfolio management services to the fund.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(53.42)%	(1.86)%	11/8/04
MSCI-EAFE(1)	(46.34)%	(0.37)%	11/8/04

NOTES

(1) The Morgan Stanley Capital International-Europe, Australasia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Neuberger Berman International

(unaudited)

MARKET ENVIRONMENT

International markets were challenging during the fiscal year ending October 31, 2008, with the Morgan Stanley Capital International- EAFE Index (“MSCI-EAFE”) declining more than 46%.   The credit crunch worsened considerably at the end of the period as the impact of efforts by the U.S. and other governments to help ease the blockage of the global financial system remained uncertain. Not surprisingly, the financial and materials sectors were two of the worst performing in the MSCI-EAFE – as financials suffered from a crisis of confidence and commodities declined on the back of fears that the financial turmoil would cause a severe global economic downturn. Health care was a relative bright spot, however, with index returns still down over 18%.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Neuberger Berman International Class I returned (51.66)%.  By comparison, its benchmark, the MSCI-EAFE, returned (46.34)%.

STRATEGY REVIEW

From a sector perspective, financials was the top contributor to relative performance – helped by our significant underweight position. The materials sector also benefited the portfolio, primarily from an underweight position. Energy was the largest detractor to relative performance, from poor stock performance in companies like Paladin Energy Corp. (“Paladin”), discussed below, and C.A.T. Oil of Germany. Poor stock performance in consumer discretionary also detracted from performance. From a country perspective, Belgium, Italy and Ireland were our best performers on a relative basis. The United Kingdom (“UK”), Germany and Japan were the greatest detractors to relative returns.

Among our top performers, was Hogy Medical Co., Ltd. (“Hogy”), a Japanese based health care company. Hogy manufactures and sells medical supply and related products aimed at increasing efficiencies – sterilized tools, disposable injectors and disposable trays. Kloeckner & Co. AG(“Kloeckner”), a German industrials company, was also a top performer; Kloeckner is a steel and metal distributor (eliminated from the portfolio in 2Q08). Cameco Corporation, a Canadian uranium company, outperformed in the period.

Our biggest detractors included Paladin, an Australian uranium mining company. Paladin declined as uranium prices, along with other commodities, fell. Paladin has been eliminated from the portfolio. Informa plc, a publications and event franchise company in the UK, also underperformed; we have trimmed the position. Other detractors included Vallourec S.A. (“Vallourec”), a manufacturer of seamless steel tubes and connectors. Vallourec, after strong results in the second quarter of 2008, declined in the third quarter on the back of a significant pullback in gas prices.

We continue to hold Vallourec and believe the sell-off was overdone, as secular trends remain positive (deeper drilling as well as horizontal and directional wells all rely increasingly on premium pipe and connection technology) and Vallourec has significant exposure to non Oil Country Tubular Goods (“OCTG”) markets (e.g., power generation and mechanical engineering).

We have positioned our portfolio more defensively– we significantly trimmed our energy holdings, eliminating the higher cost producers, such as the oil sands companies Suncor Energy Inc. and Canadian Natural Resources Limited. We have also reduced our consumer discretionary exposure, specifically automotive related names, like Porsche Automobil Holding SE. We have further decreased our financials exposure, making financials the most significant underweight position. Our current financial holdings are concentrated in more traditional deposit taking and lending type institutions. We redeployed some of this cash in areas we consider to be more defensive – health care and consumer staples.

In this extreme volatility, we continue to remain focused on our QUARP – quality at a reasonable price – discipline of investing in high quality, financially strong companies with good organic growth opportunities. Across sectors, we are avoiding highly levered companies or companies that will have significant short term refinancing needs; and looking for companies with low fixed costs, that have the flexibility to react quickly to softening demand.

Benjamin Segal, CFA

Portfolio Manager

Neuberger Berman Management, Inc.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(51.66)%	(11.75)%	12/6/05
MSCI-EAFE(1)	(46.34)%	(6.41)%	12/6/05

NOTES

(1) The Morgan Stanley Capital International-Europe, Australasia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Oppenheimer Developing Markets

(unaudited)

MARKET ENVIRONMENT

Equity markets suffered sharp declines across the globe during the fiscal year ended October 31, 2008, particularly in the final six weeks of the period. The portfolio performed weakly on an absolute basis during the reporting period; however, it outperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”).

The period marked an extremely tumultuous time for the global economy. The fall out in the sub-prime lending markets cascaded into the broader financial markets, negatively impacting many financial firms around the world. Widespread aversion to risk permeated the market, and bids were few and far between on securitized loans for mortgages, credit card obligations, automotive loans, or almost any other asset dependent on an expected cash flow. With potential buyers balking, the banks continued either to sell the loans they still held at deep discounts or to write them down further. These revaluations, to some virtually unknowable market value led to outstanding losses for formerly venerable financial institutions. As a result of the growing uncertainty in the credit markets, banks began to tighten lending standards, which led to a significant weakening in the credit markets.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Oppenheimer Developing Markets Class I returned (47.48)%.  By comparison, its benchmark, the MSCI-EMI, returned (56.22)%.

STRATEGY REVIEW

On an absolute basis, nearly all of the portfolio’s geographies and sectors declined over the period. Geographically, positions in Russia, India, and Brazil were most responsible for negative performance. While we are generally less than sanguine about governance and industrial diversity in Russia, one of the portfolio’s largest holdings is in the Russian energy company OAO Gazprom (“Gazprom”), one of the leading detractors to return. In our opinion, the price of Gazprom is entirely disconnected with fundamentals in terms of assets, earnings and cash flow, and so we continue to remain bullish on this holding. In India, Infosys Technologies Limited, an information technology (“IT”) service company, and financials such as Housing Development Finance Corporation Limited and HDFC Bank Limited, impeded performance. Within Brazil, holdings in Lojas Americanas S.A. (“Lojas Americanas”), a Brazilian retailer, and Petroleo Brasileiro SA (“Petrobras”), stymied returns.

In terms of the portfolio’s absolute performance across sectors, financials, energy, and consumer discretionary were the primary detractors from return. Within financials, the global credit crisis pulled down the value of many of the portfolio’s holdings in commercial banks. Nonetheless, relative to the benchmark, judicious stock selection led to outperformance. In the consumer discretionary sector, the portfolio’s performance was hurt by holdings in: China Resource Enterprise, Limited, a Chinese distributor; Lojas Americanas, the aforementioned Brazilian retailer; and Television Broadcasts Limited, a Hong Kong-based media company. Regarding the energy sector, holdings in consumable fuels, specifically in Petrobras and Gazprom, most significantly hurt performance.

Orascom Telecom Holding SAE (“ORTE”) was another significant detractor. We believe the growth backdrop – related to macro volatility and inflationary pressures – in South Asian markets will recover as global food and fuel prices retreat. We believe ORTE has amongst the most attractive geographic growth footprints amongst the larger multi-national wireless operators, and we also believe ORTE’s management to be amongst the best capital allocators in the industry. In our opinion, this is an undervalued set of assets, which will eventually return to the radar screens of the fashion sensitive, and for this reason we continue to add to our position.

IT and financials were the best relative sector contributors to performance, where the portfolio significantly outperformed the benchmark in terms of stock selection. From a country perspective, China, India and Taiwan were the best relative performers. In China, the portfolio had better relative stock selection than the index and also was underweight, both of which helped relative performance. In terms of India and Taiwan, the portfolio faired significantly better in terms of stock selection than did the index, and the portfolio was overweight as well in those two countries. The portfolio also benefited on a relative basis in terms of its stock selection with regards to Mexico and Turkey, and was overweight both countries.

Despite high levels of uncertainty and broad economic weakness, we remain unwavering in our approach to investing. We are long-term investors in growth companies that demonstrate sound economics high returns on capital employed. Companies with these economic characteristics are rarely priced at anything close to attractive prices, and so we seek to capitalize on broad share price weakness to add significantly to our core positions.

Justin Leverenz, CFA

Portfolio Manager

OppenheimerFunds, Inc.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(47.48)%	(2.29)%	12/6/05
MSCI-EMI(1)	(56.22)%	(3.50)%	12/6/05

NOTES

(1) The Morgan Stanley Capital International Emerging Markets (MSCI-EMI) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Oppenheimer Small- & Mid-Cap Value

(unaudited)

MARKET ENVIRONMENT

The period marked an extremely turbulent time for the global economy and financial markets. Domestically, unemployment rose, the cost of food climbed, and energy prices soared for several months before declining during the last three months of the period, as a slowing global economy caused demand to wane.  Home values continued to drop, while mortgage foreclosures sharply rose. Investments in residential structures tumbled and business investment declined, while the fall out in the sub-prime lending markets cascaded into the broader financial markets. Large financial institutions were forced to assume deep write offs as confidence in bonds backed by sub-prime mortgages began to quickly deteriorate. As a result of the growing uncertainty in the credit markets, banks began to tighten lending standards, which led to a significant weakening in the credit markets.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Oppenheimer Small- & Mid-Cap Value Class I returned (48.36)%.  By comparison, its benchmark, the Russell 2500® Value Index, returned (33.64)%.

STRATEGY REVIEW

We attribute the bulk of the portfolio’s negative performance to issues stemming from the global credit crisis, the global economic slowdown and the market’s flight to quality. The global credit crisis made refinancing difficult for some companies to attain, and as a result the equity markets grew increasingly sensitive to the amount of debt listed on a company’s balance sheet.  The portfolio’s exposure to companies that were more levered than their peers contributed to its underperformance. Although none of the companies held in the portfolio had difficulties refinancing debt, the markets feared otherwise and the ensuing sell off caused stock prices to decline.

The global economic slowdown also negatively affected performance. Positions in market sectors that tend to underperform during economic pullbacks, such as industrials and materials, hampered the portfolio’s absolute returns. The severity of the slowdown made even non-cyclical stocks within the portfolio more sensitive to economic shifts than anticipated. Within utilities, traditionally a defensive sector, our positions in several unregulated utilities were the biggest detractors from performance. Over the period, the slowing economy tightened supply and demand for energy, and unregulated utilities tend to be more sensitive to economic shifts than regulated utilities.

The market’s flight to quality also detracted from performance. As concerns mounted over a synchronized global economic slowdown, equity markets amplified the importance of a company’s near-term performance. If the markets believed a company possessed any type of near-term uncertainty, the company’s stock declined. Given that we are long-term investors who take a three to five year view of the companies that we hold, the markets short-term perspective contrasted sharply with our investment philosophy. As a result, the portfolio did not hold enough of the securities that the market rewarded, since we do not believe that these companies have long-term performance potential.

Our relative performance was weakest in the financials and industrials sectors. Despite our significant relative underweight in the troubled financials sector, the portfolio performance was impaired by disappointing performance on the individual stock level. Top detractors included National Financial Partners Corporation (“NFP”), a distributor of life insurance products, and Protective Life Corporation, a life insurance company. In the industrials space, top detractors included Navios Maritime Holdings Inc., a global shipping company and Atlas Air Worldwide Holdings, Inc., a provider of air cargo services.

Although all the portfolio’s sectors declined over the period on an absolute basis, the portfolio outperformed the benchmark on a relative basis in the telecommunication services, consumer staples, and materials sectors.  Telecommunications was the strongest relative contributing sector to return, primarily due to selection effects. Consumer staples, defensive by nature, proved to be a good sector bet. Holdings in Chiquita Brands International, Inc., a producer and distributor of fresh produce, contributed to the portfolio’s performance. Within materials, our decision to lean towards companies that are less sensitive to economic shifts, specifically into specialty chemical companies, benefited the portfolio.

As always, we will follow our research driven, bottom-up stock selection process in our pursuit of finding what, we believe, are good investment opportunities within the small- and mid-cap value universe. Accordingly, we will continue to search for companies across all market sectors that, in our view, offer strong earnings growth prospects, accomplished management teams and are trading at attractive valuations.

John Damian

Portfolio Manager

OppenheimerFunds, Inc.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(48.36)%	(15.06)%	8/1/06
Russell 2500 Value (1)	(33.64)%	(11.79)%	8/1/06

NOTES

(1) The Russell 2500 Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Investing in small cap stocks generally involves greater risks so an investment in the Fund may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Schroders International Small Cap

(unaudited)

MARKET ENVIRONMENT

The last twelve months has been a difficult period for equity investors. No region has been immune from the impact of the substantial tightening in credit conditions as a slew of prominent financial institutions in the United States and Europe have been either taken over, dismembered or re-capitalized. It is not the scale and extent of market falls that has been remarkable, given that the last twenty years has seen more isolated cases (Japan in 1990, Asia in 1997/98), but the central role of the two largest economic blocs in the world.

A sharp tightening of credit, acute risk aversion and the fast emerging economic implications have weighed on all equities, but all the more so upon smaller companies. They are widely perceived as being more economically sensitive (which is partly a function of the sectoral composition with a lower representation from defensive sectors such as health care, telecommunications and utilities), while the scale of declines has undoubtedly been exaggerated by lower liquidity, and the fact that many investors have been forced sellers whether through excessive leverage or redemption activity.

The weakest region over the period has been Pacific ex Japan, led by Korea where small-caps fell almost 70% in dollar terms. In contrast Japan proved the most defensive market thanks to a degree of isolation from the credit issues evident elsewhere, but still fell just over 35% in dollar terms.

PERFORMANCE

For the period from inception March 1, 2008 through October 31, 2008, Transamerica Schroders International Small Cap Class I returned (41.80)%.  By comparison, its benchmark, the S&P/Citigroup EuroPacific Extended Market Index (“S&P/Citigroup EMI EPAC”), returned (44.48)%.

STRATEGY REVIEW

In terms of the portfolio’s positioning, we retained an overweight exposure to smaller Asian markets. They have not been immune from global events, but share few of the credit excesses and low savings rates prevalent in many Western markets. Average interest rates in the Asian region have not yet fallen in tandem with US policy rates, but as commodity driven inflation recedes, we believe that interest rate policy and looser credit conditions will be very helpful for regional equity markets.

In contrast, we have been cautious on Japan. Japanese small-cap stocks have done relatively well in the fiscal period, but we find relatively limited stock opportunities. Defensive growth stocks look expensive, and the financial sector holds few attractions. There remain a number of niche specialist industrial and information technology stocks which comprise a significant portion of our exposure.

We have had a modest over-weight in the continental European markets. Growth has slowed markedly across the region, and while this represents a difficult back drop for corporate earnings, we have sought to identify stocks which can offer growth despite a worsening economic backdrop, with additions primarily in areas such as utilities, health care and consumer staples. In contrast we have remained cautious on the United Kingdom (“UK”). The economy enters the current downcycle structurally weak given a fast deflating real estate bubble, the highest household indebtedness of any major economy, and a lack of fiscal options. The outlook is very tough for smaller stocks exposed to consumer spending and residential property. Manufacturing and export companies will derive some benefit from a weaker sterling, but volumes will be constrained by the global slowdown.

Relative performance has been modestly positive since the inception of the portfolio. Our stock selection in smaller Asian markets has added value, as has selection in continental Europe particularly in the consumer cyclical, energy, health care and financial sectors. In contrast, selection in the UK has been disappointing, while the overweighting in Pacific ex Japan at the expense of Japan has also detracted from relative performance.

Matthew Dobbs

Portfolio Manager

Schroder Investment Management North America Inc.

Average Annual Total Return for Period Ended 10/31/2008

	From Inception	Inception Date
Class I (NAV)	(41.80)%	3/1/08
S&P/Citigroup EMI EPAC (1)	(44.48)%	3/1/08

NOTES

(1) The S&P/Citigroup EuroPacific Extended Market (S&P/Citigroup EMI EPAC) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Third Avenue Value

(unaudited)

MARKET ENVIRONMENT

The last twelve months ended October 31, 2008, were characterized by extreme volatility in financial markets, driven by panic and indiscriminate selling of securities around the globe. While shares of companies with weak financial positions are expected to decline in such markets, those of many well-capitalized, well-managed companies such as those in the portfolio are being punished unfairly. Although the portfolio was negatively impacted by the market turmoil, we believe that our holdings remain well-positioned for the long run.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Third Avenue Value Class I returned (39.75)%.  By comparison, its benchmark, the Russell 3000® Value Index (“Russell 3000 Value”), returned (36.32)%.

STRATEGY REVIEW

Third Avenue Management, LLC adheres to a benchmark agnostic approach and focuses solely on delivering absolute performance with limited investment risk over the long term. That said, the portfolio underperformed its benchmark during the fiscal year ended October 31, 2008. Given that a significant portion of the portfolio’s exposure is in international stocks (close to 50%), we thought it was more relevant to compare the portfolio’s performance to that of the Morgan Stanley Capital International World Index (“MSCI World”), which unlike the domestic-only Russell 3000 Value, is also comprised of about 50% foreign stocks (as of 10/31/08). The portfolio outperformed the MSCI World during the twelve-month period ended October 31, 2008, as the index was down 41.85%.

The portfolio is not focused on sector or country allocation. That said, a key reason for deviating from the Russell 3000 Value is the portfolio’s exposure to Hong Kong, which was among the top detractors during the time period. The continued austerity measures implemented by the Chinese government to “cool down” the mainland property market have undoubtedly impacted a large number of the local developers, especially those who have not been able to obtain financing or have been forced to sell into a weak market. However, we believe our holdings, including Henderson Land Development Company Limited and Hutchison Whampoa Limited (which has a significant real estate presence) have the necessary financial strength to not only withstand the current turmoil, but to add property assets opportunistically during the recent pullback.

The portfolio was also negatively impacted by the ongoing credit crisis, which has weighed most heavily on financials and real estate-related names, both in the U.S. and abroad. This includes Brookfield Asset Management Inc. and Forest City Enterprises, Inc. While their shares have declined amid the weak macro environment, we believe these companies have attractive portfolios of assets, deep pipelines of development projects, solid balance sheets and shareholder-oriented management teams.

Another factor in the portfolio’s performance during the time period was a pullback in basic materials and commodity prices, which negatively impacted shares of Korean steel-maker POSCO, the portfolio’s key detractor during the period. We continue to like this global leader in the steel industry. We believe POSCO has the financial resources to not only withstand a difficult macro environment, but also to gain market share during challenging times.

On the positive side, there has been a huge flight to quality, over the last several months, into well-capitalized regional banks, such as Brookline Bancorp, Inc., given its low-cost, diversified capital base as a depository institution. As such, the company was the portfolio’s top stock specific contributor.

The macro environment has never influenced the process by which we select investments. As experienced investors, we have maintained a disciplined investment approach of identifying companies with solid financial positions and attractive growth potential, trading at significant discounts to net asset value. “Cheap” has never been a sufficient condition to make an investment.  For us, investments need to be both deeply discounted and credit worthy. In fact, the current environment has emphasized even more the importance of investing in companies with strong balance sheets and those which do not need continuous access to the capital markets. We believe the market swoon has created a once-in-a-lifetime buying opportunity in the shares of such well-financed companies, and we believe, will prove to be historic value opportunities.

Yang Lie

Curtis Jensen

Kathleen Crawford

Co-Portfolio Managers

Third Avenue Management LLC

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(39.75)%	(27.05)%	5/1/07
Russell 3000 Value (1)	(36.32)%	(25.66)%	5/1/07

NOTES

(1) The Russell 3000 Value Index is an unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Thornburg International Value

(unaudited)

MARKET ENVIRONMENT

Since November 1, 2007, equity markets have been universally weak, with emerging markets reacting more violently than developed, largely due to the natural resource or export-dependent nature of many of these economies, and indigestion related to risk appetite. It is also worth noting that capital outflow has further exacerbated negative stock price performance. On a promising note, governments of the leading economies around the world are working to restore confidence in the global financial system. We are optimistic that these efforts will bear fruit, and that the actions taken thus far will work in the short term to restore stability to markets, and in the long run soften the economic adjustment that is essentially universal. At this time, we believe there is some indication of modest improvement in financial system liquidity. Although with less-than-perfect transparency and lack of detailed comprehension of a variety of financial assets and liabilities, confidence may be slow in returning to both the credit and stock markets.

PERFORMANCE

For the period from inception September 15, 2008 through October 31, 2008, Transamerica Thornburg International Value Class I returned (20.20)%.  By comparison, its benchmark, the Morgan Stanley Capital International All Country World ex US Index (“MSCI ACWI”), returned (28.62)%.

STRATEGY REVIEW

In this challenging environment, we are focused on executing the investment philosophy and approach that has proven successful for us in the past.  However, past performance is no guarantee of future results.  We continue to look for promising companies available at a discount to our estimate of their intrinsic value. The silver lining in the market anguish of the last year is that we have more opportunities. Stocks around the world are down sharply and valuations compare favorably with most historical measures. Our comprehensive value approach is intended to provide a portfolio with a spectrum of opportunities as well as a diversification of risks. In our consistent earners basket, we own business models that we believe will prove more resilient than average in a tough economic environment. The other two baskets, basic value and emerging franchises, represent sound, cash-generating companies that we believe will lead when global economies and markets eventually recover.

Detractors were broad based but, generally speaking, financial, commodity, and other economically sensitive issues performed poorly, especially late in the fiscal year. Additionally, Nokia Corporation, China Mobile Limited, Rogers Communications Inc. and Vodafone Group Plc were also among stocks negatively impacting performance. This was somewhat surprising to us given the historically defensive nature of the telecommunications business model. Less surprising was the negative contribution from emerging market-related holdings. Country Garden Holdings Company Limited, Hong Kong Exchanges and Clearing Limited, Sberbank, Shinhan Financial Group Co., Ltd. And OAO Gazprom were among the largest detractors.

Financial holdings Standard Chartered PLC and National Bank of Greece S.A., and United Kingdom (“UK”) retailers Marks & Spencer Group p.l.c. and LVMH Moet Hennessy Louis Vuitton SA also contributed negatively. Essentially anything that touched the consumer, specifically in sensitive economies such as the UK, was penalized. In the cases where we believed there were company-specific fundamentals that could create headwinds to performance, holdings were either trimmed or eliminated during the year. Only one stock had positive performance for the period and that was Potash Corporation of Saskatchewan Inc.

The present equity environment is very attractive for value-oriented, bottom-up, fundamental investors. We have been presented with the opportunity to make investments in companies that we believe have great promise at extraordinary discounts to their underlying value.

William V. Fries, CFA

Wendy Trevisani

Lei Wang, CFA

Co-Portfolio Managers

Thornburg Investment Management, Inc.

Average Annual Total Return for Period Ended 10/31/2008

	From Inception	Inception Date
Class I (NAV)	(20.20)%	9/15/08
MSCI ACWI ex-US (1)	(28.62)%	9/15/08

NOTES

(1) The Morgan Stanley Capital International All Country World Index ex-US (MSCI ACWI ex US) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica UBS Dynamic Alpha

(unaudited)

MARKET ENVIRONMENT

The US economy contracted during the fourth quarter of 2007 with gross domestic product (“GDP”) growth (0.2)%. A variety of factors contributed to the economy’s weakness, including the faltering housing market and tepid consumer and business spending.

Amidst fears that the US economy was headed for a recession, defined as two consecutive quarters of negative growth, GDP grew 0.9% and 2.8% during the first and second quarters of 2008, respectively. The accelerating economy was due in part to rising exports and buoyancy from the declining dollar, which made US goods more attractive overseas. However, GDP growth reversed in the third quarter of 2008. After a sharp decline in personal spending, an intensification of the credit crunch and ongoing housing market weakness, estimates for third quarter GDP growth sank to (0.3)%.

The reporting period was characterized by increased market volatility and, ultimately, a series of events that have been compared to the turmoil experienced during the Great Depression. During the twelve-month period, the Federal Reserve Board (“Fed”) was aggressive in attempting to stabilize the markets and keep the US economy from falling into a recession. For example, the Fed and central banks in other countries have pumped billions of dollars of liquidity into the financial system in an attempt to facilitate normal market operations.

This environment has resulted in historic levels of intervention by governments and central banks across the globe in an attempt to provide liquidity and alleviate the ongoing financial crisis. Yields fell significantly in short term government securities across the major government bond markets as heightened risk aversion led to a massive flight to quality. Declining yields, coupled with weakening news about the slowing global economy caused sovereign bond markets to advance during the quarter.

During the reporting period, Treasury yields ultimately moved lower and their prices moved higher given the Fed’s interest rate cuts and increased investor risk aversion. The overall US bond market, as measured by the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, returned 0.30%.

PERFORMANCE

For the year ended October 31, 2008, Transamerica UBS Dynamic Alpha Class I returned (11.55)%.  By comparison, its benchmark, the Consumer Price Index + 5%, returned 3.65%.

STRATEGY REVIEW

Market allocation has been the main driver of the underperformance for the reporting period. Long equity exposure in the US, United Kingdom (“UK”), and the Netherlands detracted from performance as the global equity markets have declined sharply this past year. The world has been in the midst of a financial crisis that turned very painful in September and October, causing a wave of risk aversion that led to brisk selling of risky assets. This negative performance was partially offset by our short positions to emerging and commodity-driven equity markets like Australia, Canada, and South Africa.

Security selection was a detractor for the reporting period.  The US Large Cap Equity and Global Systematic Alpha components hurt performance.  This was partially offset by positive performance from the US Large and Mid Cap Growth components.

Currency positioning was a strong contributor for the year.  The largest contributors were short positions to the euro and the British pound.  The euro and the British pound have weakened substantially versus the US dollar in recent months on the prospect of a deeper economic slowdown occurring outside the US.

Also, throughout the reporting period, our anti-carry trade positioning has benefited from decreasing investor risk appetite as equity markets have fallen. (A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.)  In the last few months we have seen a rapid convergence of exchange rates towards what we consider to be fair value, which had an extremely favorable impact on performance. This positive performance was partially offset by our long position to the Swedish krona, which weakened during the year.

Edwin Denson

Thomas Clarke

Curt Custard, CFA

Co-Portfolio Managers

UBS Global Asset Management (Americas) Inc.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(11.55)%	(7.37)%	1/3/07
CONSUMER PRICE INDEX-CPI - UNADJUSTED IDX (1)	3.65%	3.94%	1/3/07

NOTES

(1) The Consumer Price Index – Unadjusted + 5% (CONSUMER PRICE INDEX – CPI – UNADJUSTED IDX) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica UBS Large Cap Value

(unaudited)

MARKET ENVIRONMENT

The US economy contracted during the fourth quarter of 2007 with gross domestic product (“GDP”) down 0.2%. A variety of factors contributed to the economy’s weakness, including the faltering housing market and tepid consumer and business spending.

Amidst fears that the US economy was headed for a recession, defined as two consecutive quarters of negative growth, GDP grew 0.9% and 2.8% during the first and second quarters of 2008, respectively. The accelerating economy was due in part to rising exports and buoyancy from the declining dollar, which made US goods more attractive overseas. However, GDP growth reversed in the third quarter of 2008. After a sharp decline in personal spending, an intensification of the credit crunch and ongoing housing market weakness, estimates for third quarter GDP growth sank to (0.3)%.

The US stock market, as measured by the Standard and Poor’s 500 Composite Stock Index (“S&P 500”), experienced periods of unnerving volatility during the reporting period. Fears of a recession, disappointing corporate earnings, record high oil prices and continued issues relating to the bursting of the housing bubble all helped to drag stocks down.

During the twelve-month period, the Federal Reserve Board (“Fed”) was aggressive in attempting to stabilize the markets and keep the US economy from falling into a recession. For example, the Fed and central banks in other countries have pumped billions of dollars of liquidity into the financial system in an attempt to facilitate normal market operations. Against this backdrop, historic levels of intervention by governments and central banks across the globe have been reached in an attempt to provide liquidity and alleviate the ongoing financial crisis.

PERFORMANCE

For the year ended October 31, 2008, Transamerica UBS Large Cap Value Class I returned (40.19)%.  By comparison, its benchmark, the Russell 1000® Value Index, returned (36.80)%.

STRATEGY REVIEW

The portfolio largely kept pace with its benchmark throughout the period. However, industry factors, including an underweight to the energy sector, hampered performance at times, as did stock selection, though to a lesser extent. Despite this, the exposures within the sectors are evolving as markets provide what we view as opportunities, such as increased exposure to oil refining and natural gas producers.

As some stocks within the financial sector sold off dramatically during the month of September 2008, we added incrementally to the financial sector exposure in the portfolio, which ultimately benefited performance. An overweight to railroads also benefited performance, as Burlington Northern Santa Fe Corporation, the portfolio’s sole position in this area, grew market share in a positive pricing environment, and this fundamental improvement was recognized by the market.

From a stock selection perspective, positions impacting performance included the following: Wells Fargo & Company contributed positively to performance during the period. Specifically, the company was upgraded as analysts believed the company was well capitalized to withstand the credit crisis. We slightly trimmed our position during the period, but continued to hold an overweight position; not owning shares of American International Group, Inc. (“AIG”) contributed to relative performance during the period, as the insurer’s shares fell drastically.  The decline was attributed mostly to the government’s organized rescue of AIG that saved the insurance company from collapsing in September by lending AIG $85 billion for two years in exchange for an 80% equity stake; Fifth Third Bancorp shares traded lower during the period as the housing and credit troubles began to affect regional banks, which weighed on performance. We have made some adjustments to our longer-term assumptions about the company, but it remains, in our view, an underpriced stock; and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) detracted from performance during the period.  Shares of the company lost about half their value during the month of July 2008 as housing relief bill was drafted allowing the Treasury Department to temporarily extend an undetermined line of credit to Freddie Mac and the Federal National Mortgage Association (“Fannie Mae”). We sold out of our position in Freddie Mac prior to the company being seized by the government and put into conservatorship on September 7, 2008, after which the company’s shares fell to nearly zero, losing 90% of its value over the third quarter.

John Leonard

Thomas M. Cole

Thomas Digenan

Scott Hazen

Co-Portfolio Managers

UBS Global Asset Management (Americas) Inc.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(40.19)%	(3.19)%	11/8/04
Russell 1000 Value (1)	(36.80)%	(2.02)%	11/8/04

NOTES

(1) The Russell 2000 Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Van Kampen Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

During the twelve-month period ending October 31, 2008, emerging markets debt as measured by the JPMorgan Emerging Markets Bond Index (“EMBI Global”) returned (19.14)%. Yield spreads on U.S. Dollar-denominated debt (a measure of investors’ risk appetite) ended the twelve-month period wider by 483 basis points at 684 basis points above U.S. Treasuries. Interest rates on short-dated U.S. Treasury bonds declined substantially during the period, as the Federal Reserve Board continued loosening monetary policy in the wake of slowing U.S. economic activity, continued mortgage credit concerns and inoperative inter-bank lending. Poor liquidity, forced selling by hedge funds and other investors, and unprecedented volatility affected several asset classes. Against this backdrop, it is of little surprise that investors decreased allocations to the emerging markets.

In this environment of panicked selling, it is worth noting that the current sell-off in emerging markets (“EM”) differs fundamentally from past crises. We believe public sector debt dynamics and financing needs in the majority of EM are not the culprits – it has been the deterioration of financial markets in the developed world that has placed pressure on emerging economies. We believe the impact will be felt on two fronts, with the impact of each varying by country. First, macroeconomic activity will slow across the emerging world due to the recent deterioration of economic performance in the developed world. Second, financial contagion and a potential disruption in capital flows represent an additional risk to EM economies. The vulnerability is more centered on the corporate sector, not the public sector. As always, this vulnerability is more pronounced in certain EM countries. Unlike previous periods of stress, today’s EM policymakers do have greater flexibility to provide support via fiscal and monetary policy and inject liquidity into their economies.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Van Kampen Emerging Markets Debt Class I returned (20.81)%.  By comparison, its benchmark, the EMBI Global, returned (19.14)%.

STRATEGY REVIEW

During the twelve-month period, the portfolio benefited from overweights to and security selection in Brazil, Mexico and Nigeria. By contrast, above-index exposure to Russia and security selection in Indonesia detracted from relative returns.

In Brazil, the portfolio’s positioning in intermediate bonds and below-index spread duration (a measure of risk exposure) was beneficial in an environment of spread widening. The same was true of Mexico, where below-index spread duration and exposure to domestic debt, which outperformed dollar bonds, also aided relative performance. In Nigeria, both currency and bond exposure helped relative returns. The Nigerian naira, in contrast to sizeable sell-offs in several other EM currencies, remained steadfast versus the U.S. dollar during the period. The portfolio’s positioning in very short-dated assets also insulated it from rising yields in Nigeria.

In Russia, sovereign and corporate assets suffered amid a military conflict with Georgia, the sudden stop of external financing for the local banking system and fears that the government would have to engineer a massive bailout of the banking system. Although it appears the lowest-quality companies are at risk of default, all Russian assets (sovereign and quasi-sovereign) suffered in an environment of forced liquidations and indiscriminate selling.

Abigail L. McKenna

Eric J. Baurmeister

Federico L. Kaune

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(20.81)%	1.31%	11/8/04
JPMorgan Emerging Markets Bond Global (1)	(19.14)%	1.87%	11/8/04

NOTES

(1) The JPMorgan Government Bond Index ex-US unhedged Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Van Kampen Mid-Cap Growth

(unaudited)

MARKET ENVIRONMENT

In the twelve-month period, the condition of the U.S. economy and financial markets looked increasingly dire. Investor uncertainties over the credit crisis, the health of the financial sector and the weakening economy grew to a full panic by September 2008. Market volatility spiked and equities sold off dramatically as a number of large financial institutions in the U.S. and Europe were nationalized, forced to merge, or declared bankruptcy. Credit markets froze, with banks refusing to lend to one another and corporate borrowing drastically contracting. The federal government’s rescue bill (passed by Congress in early October) failed to soothe fearful investors or stabilize the credit markets by the end of the month. After rising to a new high in July, oil prices dropped on worries about the deteriorating global economy. Recession expectations increased in the U.S. as consumers and businesses were hurt by the still falling housing market, lack of access to credit, rising unemployment and high energy costs earlier in the year.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Van Kampen Mid-Cap Growth Class I returned (43.99)%.  By comparison, its benchmark, the Russell Midcap® Growth Index (“Russell Midcap Growth”), returned (42.65)%.

STRATEGY REVIEW

The investment team seeks high quality growth companies that have these attributes:  sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward. We look for these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

The portfolio underperformed the Russell Midcap® Growth due to stock selection decisions and the resulting sector allocations. Although an underweight allocation in the technology sector was advantageous, it was more than offset by weak stock selection within the sector, particularly in miscellaneous technology, communications technology, and computer services software companies. Also detrimental to relative results were stock selection and an overweight position in the consumer discretionary sector. Within the sector, areas of particular weakness came from holdings in commercial services, retail, consumer products, and textiles apparel manufacturers. Stock selection in the materials and processing sector further held back relative gains. Individual holdings in real estate investment trusts, cement, and building materials were the main reasons for the underperformance in the sector.

However, the portfolio achieved better relative results elsewhere. While an underweight allocation in the health care sector modestly detracted at the sector level, stock selection within the sector had the largest positive effect on relative performance, especially in pharmaceuticals, biotechnology research and production, and medical systems companies. An overweight allocation in the integrated oils sector hurt relative performance, but the negative effect was more than offset by strong security selection within the sector. Additionally, stock selection in the other energy sector added to relative returns.

In our view, market volatility is far greater than fundamental business volatility. It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. We continue to seek companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities. We believe the portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason Yeung

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(43.99)%	(7.81)%	1/3/06
Russell Midcap Growth (1)	(42.65)%	(10.20)%	1/3/06

NOTES

(1) The Russell Midcap Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Van Kampen Small Company Growth

(unaudited)

MARKET ENVIRONMENT

In the twelve-month period ended October 31, 2008, the condition of the U.S. economy and financial markets looked increasingly dire. Investor uncertainties over the credit crisis, the health of the financial sector and the weakening economy grew to a full panic by September 2008. Market volatility spiked and equities sold off dramatically as a number of large financial institutions in the U.S. and Europe were nationalized, forced to merge, or declared bankruptcy. Credit markets froze, with banks refusing to lend to one another and corporate borrowing drastically contracting. The federal government’s rescue bill (passed by Congress in early October) failed to soothe fearful investors or stabilize the credit markets by the end of the month. After rising to a new high in July, oil prices dropped on worries about the deteriorating global economy. Recession expectations increased in the U.S. as consumers and businesses were hurt by the still falling housing market, lack of access to credit, rising unemployment and high energy costs earlier in the year.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Van Kampen Small Company Growth Class I returned (41.72)%.  By comparison, its benchmark, the Russell 2000® Growth Index (“Russell 2000 Growth”), returned (37.87)%.

STRATEGY REVIEW

The investment team seeks high quality growth companies that have these attributes:  sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward. We look for these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

The portfolio underperformed the Russell 2000® Growth due to stock selection decisions and the resulting sector allocations. Although an underweight allocation in the technology sector was advantageous, it was more than offset by weak stock selection within the sector, particularly in miscellaneous technology, communications technology, and computer services software companies. Also detrimental to relative results were stock selection and an overweight position in the consumer discretionary sector. Within the sector, areas of particular weakness came from holdings in commercial services, retail, consumer products, and textiles apparel manufacturers. Stock selection in the materials and processing sector further held back relative gains. Individual holdings in real estate investment trusts, cement, and building materials were the main reasons for the underperformance in the sector.

However, the portfolio achieved better relative results elsewhere. While an underweight allocation in the health care sector modestly detracted at the sector level, stock selection within the sector had the largest positive effect on relative performance, especially in pharmaceuticals, biotechnology research and production, and medical systems companies. An overweight allocation in the integrated oils sector hurt relative performance, but the negative effect was more than offset by strong security selection within the sector. Additionally, stock selection in the other energy sector added to relative returns, as did an avoidance of the automotive and transportation sector.

In our view, market volatility is far greater than fundamental business volatility. It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. We continue to seek companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities. We believe the portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

David S. Cohen

Dennis P. Lynch

Sam G. Chainani

Alexander T. Norton

Jason Yeung

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Average Annual Total Return for Periods Ended 10/31/2008

	1 Year	From Inception	Inception Date
Class I (NAV)	(41.72)%	(3.48)%	11/8/04
Russell 2000 Growth (1)	(37.87)%	(2.42)%	11/8/04

NOTES

(1) The Russell 2500 Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Investing in small cap stocks generally involves greater risks so an investment in the Fund may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica WMC Emerging Markets

(unaudited)

MARKET ENVIRONMENT

The global financial crisis, seizure in the credit markets, and economic downturn in the developed markets has spilled over into emerging markets. Economic growth rates are decelerating, and companies’ abilities to access the capital markets are extremely limited. While emerging market countries overall are better positioned than in past crises, they cannot escape the global market and growth downturn.

PERFORMANCE

For the period from inception September 30, 2008 through October 31, 2008, Transamerica WMC Emerging Markets Class I returned (23.40)%.  By comparison, its benchmark, the Morgan Stanley Capital International Emerging Markets Index, returned (27.35)%.

STRATEGY REVIEW

Stock selection within the industrials, consumer discretionary, and utilities sectors contributed to solid relative performance during the one-month period. Top performers that benefited the portfolio include positions in Shangri-La Asia Limited, Teva Pharma, Truworths International Limited, Shanghai Electric Group Company Limited, and Soc Quimica y Minera. An overweight position in the defensive health care sector and an underweight position in the energy sector yielded positive results during the period. The portfolio also benefited from a modest cash position, which helped relative performance in a ownward-trending market.

Stock selection in the health care, energy, and telecommunication services sectors detracted from relative results. Positions in Cia de Minas Buenaventur, Impala Platinum, China Mobile Limited, Cosan Limited, and Votorantim Cel  E Papel hurt relative performance.  Underweight positions in the information technology (“IT”) and telecommunication services sectors negatively affected results.

Portfolio strategy emphasizes defensive domestically oriented names. We are using this period of turmoil to buy very high quality stocks at distressed valuations. As of October 31, 2008, we are overweight in the health care, consumer staples, and consumer discretionary sectors and underweight in the IT, industrials, and energy sectors. We also are limiting exposure to currencies of countries with weak national balance sheets either because of a large current account deficit or a large stock of short-term external debt. As a result, we have hedged part or all of our South Korean won, South African rand, Turkish lira, and Hungarian forint exposure.

We believe the recent coordinated moves by global central banks are positive steps toward addressing financial market dislocations. Our objective is to position the portfolio into those stocks and countries that will have strong businesses when operating conditions return.

Vera M. Trojan, CFS

Portfolio Manager

Wellington Management Company, LLP

Average Annual Total Return for Period Ended 10/31/2008

	From Inception	Inception Date
Class I (NAV)	(23.40)%	9/30/08
MSCI EM (EMERGING MARKETS) Gross (USD) (1)	(27.35)%	9/30/08

NOTES

(1) The Morgan Stanley Capital International All Country World Index ex-US (MSCI ACWI ex US) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds’ and to compare these costs with the ongoing costs of investing in other funds.

The Examples are based on an investment of $1,000 invested at May 1, 2008 and held for the entire period until October 31, 2008.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value (Hypothetical)	Expenses Paid During Period (Hypothetical)	Annualized Expense Ratio (b)
Transamerica AllianceBernstein International Value	$1,000.00	$543.59	$3.69	$1,020.36	$4.82	0.95%
Transamerica Bjurman, Barry Micro Emerging Growth	1,000.00	716.68	4.83	1,019.51	5.69	1.12
Transamerica BlackRock Global Allocation	1,000.00	762.68	4.12	1,020.46	4.72	0.93
Transamerica BlackRock Large Cap Value	1,000.00	696.25	3.54	1,020.96	4.22	0.83
Transamerica BlackRock Natural Resources	1,000.00	538.51	3.36	1,020.76	4.42	0.87
Transamerica BNY Mellon Market Neutral Strategy	1,000.00	1,012.78	7.59	1,017.60	7.61	1.50
Transamerica Evergreen International Small Cap	1,000.00	576.42	4.56	1,019.36	5.84	1.15
Transamerica Federated Market Opportunity	1,000.00	899.31	4.15	1,020.76	4.42	0.87
Transamerica JPMorgan International Bond	1,000.00	1,000.00	3.12	1,022.02	3.15	0.62
Transamerica JPMorgan Mid Cap Value	1,000.00	711.32	3.79	1,020.71	4.47	0.88
Transamerica Loomis Sayles Bond	1,000.00	761.39	3.10	1,021.62	3.56	0.70
Transamerica Marsico International Growth	1,000.00	524.10	4.33	1,019.46	5.74	1.13
Transamerica Neuberger Berman International	1,000.00	546.88	4.16	1,019.76	5.43	1.07
Transamerica Oppenheimer Developing Markets	1,000.00	569.84	5.33	1,018.35	6.85	1.35
Transamerica Oppenheimer Small- & Mid-Cap Value	1,000.00	583.89	3.98	1,020.11	5.08	1.00
Transamerica Schroders International Small Cap	1,000.00	562.86	4.99	1,018.75	6.44	1.27
Transamerica Third Avenue Value	1,000.00	674.24	3.66	1,020.76	4.42	0.87
Transamerica Thornburg International Value	1,000.00	798.00	1.56	1,004.69	1.74	1.35
Transamerica UBS Dynamic Alpha	1,000.00	851.49	7.21	1,017.34	7.86	1.55
Transamerica UBS Large Cap Value	1,000.00	681.05	3.42	1,021.06	4.12	0.81
Transamerica Van Kampen Emerging Markets Debt	1,000.00	1,000.00	4.93	1,020.21	4.98	0.98
Transamerica Van Kampen Mid-Cap Growth	1,000.00	631.49	3.61	1,020.71	4.47	0.88
Transamerica Van Kampen Small Company Growth	1,000.00	681.73	4.35	1,019.96	5.23	1.03
Transamerica WMC Emerging Markets	1,000.00	1,000.00	1.22	1,003.15	1.23	1.40

(a)

Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

Graphical Presentation of the Schedules of Investments

At October 31, 2008

(percentage breakdown of the Funds’ total investment securities)

(unaudited)

Transamerica AllianceBernstein International Value By Region	Transamerica Bjurman, Barry Micro Emerging Growth By Sector

Transamerica BlackRock Global Allocation By Region	Transamerica BlackRock Large Cap Value By Sector

The percentage breakdown of the short-term category includes Securities Lending Collateral.

Transamerica BlackRock Natural Resources By Sector	Transamerica BNY Mellon Market Neutral Strategy By Sector

Transamerica Evergreen International Small Cap By Region	Transamerica Federated Market Opportunity By Region

The percentage breakdown of the short-term category includes Securities Lending Collateral.

Transamerica JPMorgan International Bond By Region	Transamerica JPMorgan Mid Cap Value By Sector

Transamerica Loomis Sayles Bond By Bond Credit Quality (Moody Ratings)	Transamerica Marsico International Growth By Region

The percentage breakdown of the short-term category includes Securities Lending Collateral.

Transamerica Neuberger Berman International By Region	Transamerica Oppenheimer Developing Markets By Region

Transamerica Oppenheimer Small- & Mid-Cap Value By Sector	Transamerica Schroders International Small Cap By Region

The percentage breakdown of the short-term category includes Securities Lending Collateral.

Transamerica Third Avenue Value By Sector	Transamerica Thornburg International Value By Region

Transamerica UBS Dynamic Alpha By Region	Transamerica UBS Large Cap Value By Sector

The percentage breakdown of the short-term category includes Securities Lending Collateral.

Transamerica Van Kampen Emerging Markets Debt By Region	Transamerica Van Kampen Mid-Cap Growth By Sector

Transamerica Van Kampen Small Company Growth By Sector	Transamerica WMC Emerging Markets By Region

The percentage breakdown of the short-term category includes Securities Lending Collateral.

Transamerica AllianceBernstein International Value

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.8%)
Australia (3.4%)
Amcor, Ltd.	328,200	$1,267
BHP Billiton, Ltd. ^	124,500	2,392
Caltex Australia, Ltd. ^	94,784	597
Lend Lease Corp., Ltd.	202,400	937
National Australia Bank, Ltd. ^	68,721	1,115
Qantas Airways, Ltd.	991,701	1,611
Seven Network, Ltd. ^	151,600	636
Austria (0.5%)
Voestalpine AG	49,100	1,198
Belgium (1.0%)
Fortis	103,432	120
Solvay SA -Class A	26,400	2,456
Canada (4.2%)
Fairfax Financial Holdings, Ltd. ^	5,000	1,373
Gerdau Ameristeel Corp. ^	100,600	538
Industrial Alliance Insurance And Financial Services, Inc.	35,100	728
Inmet Mining Corp.	21,100	474
Methanex Corp.	76,500	869
Nexen, Inc.	91,792	1,458
Nova Chemicals Corp. ^	42,200	548
Petro-Canada	95,700	2,393
Sun Life Financial, Inc.	55,240	1,299
Toronto-Dominion Bank	13,500	637
Finland (2.1%)
Nokia OYJ	173,600	2,659
Stora Enso Oyj -Class R	264,600	2,461
France (15.0%)
Air France-Klm	77,800	1,121
Arkema SA	30,400	696
BNP Paribas ^	59,320	4,283
Credit Agricole SA ^	256,076	3,705
France Telecom SA	88,000	2,219
Lagardere SCA ^	63,300	2,517
Michelin -Class B ^	39,000	2,007
Renault SA ^	70,800	2,170
Sanofi-Aventis SA	97,900	6,203
Societe Generale	59,100	3,221
Total SA	136,500	7,509
Vallourec	12,300	1,376
Germany (13.1%)
Allianz SE	53,900	3,956
BASF SE ^	130,800	4,318
Deutsche Bank AG	96,400	3,601
Deutsche Lufthansa AG ^	192,900	2,672
Deutsche Telekom AG	247,100	3,625
E.ON AG	120,100	4,501
Infineon Technologies AG ‡	359,300	1,113
Muenchener Rueckversicherungs AG ^	35,200	4,570
RWE AG	29,430	2,413
Suedzucker AG ^	54,100	606
TUI AG ^	105,100	1,269
Italy (3.4%)
ENI SpA	205,900	4,914
Fondiaria-Sai SpA	38,500	723
Telecom Italia SpA	878,300	739
Telecom Italia SpA	1,817,100	2,087
Japan (24.1%)
Canon, Inc.	81,800	2,862
Dic Corp.	190,000	307
Elpida Memory, Inc ‡ ^	75,600	403
Fujitsu, Ltd.	628,000	2,469
Furukawa Electric Co., Ltd.	281,000	849
Hitachi High-Technologies Corp. ^	62,700	1,017
Hitachi, Ltd.	524,000	2,460
Honda Motor Co., Ltd. ^	132,900	3,305
Isuzu Motors, Ltd.	591,000	1,038
JFE Holdings, Inc. ^	124,400	3,174
KDDI Corp.	277	1,660
Mitsubishi Chemical Holdings Corp. ^	467,000	1,888
Mitsubishi Corp.	136,700	2,291
Mitsui & Co., Ltd.	239,000	2,316
Namco Bandai Holdings, Inc. ^	126,000	1,296
Nippon Mining Holdings, Inc.	551,000	1,687
Nippon Steel Corp. ^	710,000	2,390
Nippon Telegraph & Telephone Corp.	698	2,848
Nissan Motor Co., Ltd.	804,800	3,997
ORIX Corp.	21,240	2,182
Sharp Corp. ^	295,000	2,105
Sumitomo Metal Mining Co., Ltd.	273,000	2,047
Sumitomo Mitsui Financial Group, Inc. ^	565	2,265
Tokyo Electric Power Co., Inc.	143,900	4,075
Toshiba Corp. ^	766,000	2,769
Tosoh Corp. ^	303,000	604
Toyota Motor Corp.	153,700	6,002
Luxembourg (1.0%)
Arcelormittal ^	93,047	2,420
Netherlands (2.8%)
ING Groep NV ^	212,600	1,994
Koninklijke Ahold NV	350,660	3,764
Koninklijke DSM NV	42,700	1,189
New Zealand (0.3%)
Telecom Corp. of New Zealand, Ltd. ^	533,000	717
Norway (1.5%)
Statoil ASA	189,850	3,819
Singapore (0.2%)
Neptune Orient Lines, Ltd. ^	637,000	538
Spain (1.5%)
Repsol YPF SA ^	116,900	2,223
Telefonica SA ^	74,500	1,379
Sweden (1.8%)
Nordea Bank AB	237,600	1,904
Svenska Cellulosa AB -Class B ^	182,400	1,347
Volvo AB -Class B ^	228,450	1,194
Switzerland (3.9%)
Credit Suisse Group AG	102,000	3,814
Novartis AG	115,110	5,843
United Kingdom (18.0%)
Antofagasta PLC	169,700	1,048
Associated British Foods PLC	227,600	2,547
Aviva PLC	374,801	2,236
Barclays Bank PLC	904,500	2,593
BHP Billiton, Ltd.	72,000	1,223
BP PLC	663,700	5,410
GlaxoSmithKline PLC	314,600	6,048
HBOS PLC	1,332,357	2,182

The notes to the financial statements are an integral part of this report.

	Shares	Value
United Kingdom (continued)
Kazakhmys PLC	46,700	$219
Royal & Sun Alliance Insurance Group PLC	671,216	1,493
Royal Bank of Scotland PLC	1,262,217	1,390
Royal Dutch Shell PLC -Class A	387,230	10,733
TUI Travel PLC	406,500	1,241
Vodafone Group PLC	2,691,812	5,178
Xstrata PLC	65,320	1,117
Total Common Stocks (cost $427,963)		243,009

	Principal
REPURCHASE AGREEMENT (0.3%)
United States (0.3%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $669 on 11/03/2008 à •	$669	669
Total Repurchase Agreement (cost $669)		669

	Shares
RIGHT (0%)
Belgium 0.0%
Fortis	175,832	♦
Total Right (cost $♦)		♦

SECURITIES LENDING COLLATERAL (22.9%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	56,869,033	56,869
Total Securities Lending Collateral (cost $56,869)		56,869

Total Investment Securities (cost $485,501) #		$300,547

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Oil, Gas & Consumable Fuels	13.3%	$40,743
Commercial Banks	7.7%	23,296
Metals & Mining	6.1%	18,241
Pharmaceuticals	6.0%	18,093
Automobiles	5.5%	16,512
Insurance	5.5%	16,377
Diversified Telecommunication Services	4.5%	13,616
Chemicals	4.3%	12,875
Electric Utilities	2.9%	8,576
Capital Markets	2.5%	7,415
Wireless Telecommunication Services	2.3%	6,838
Airlines	1.8%	5,403
Computers & Peripherals	1.7%	5,238
Trading Companies & Distributors	1.5%	4,607
Paper & Forest Products	1.3%	3,808
Food & Staples Retailing	1.3%	3,764
Electronic Equipment & Instruments	1.2%	3,477
Media	1.1%	3,153
Food Products	1.1%	3,152
Office Electronics	1.0%	2,862
Communications Equipment	0.9%	2,659
Machinery	0.9%	2,570
Hotels, Restaurants & Leisure	0.8%	2,510
Multi-Utilities	0.8%	2,413
Consumer Finance	0.7%	2,182
Diversified Financial Services	0.7%	2,114
Household Durables	0.7%	2,105
Auto Components	0.7%	2,007
Semiconductors & Semiconductor Equipment	0.5%	1,516
Leisure Equipment & Products	0.4%	1,296
Containers & Packaging	0.4%	1,267
Real Estate Management & Development	0.3%	937
Electrical Equipment	0.3%	849
Marine	0.2%	538
Investment Securities, at Value	80.9%	243,009
Short-Term Investments	19.1%	57,538
Total Investments	100.0%	$300,547

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $54,045.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 3.56%, a maturity date of 10/25/2036, and with a market value plus accrued interest of $683.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
♦	Value is less than $1.
#

Aggregate cost for federal income tax purposes is $485,501. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,061 and $186,015, respectively. Net unrealized depreciation for tax purposes is $184,954.

Security Valuation – If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

Transamerica Bjurman, Barry Micro Emerging Growth

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.9%)
Aerospace & Defense (7.8%)
Axsys Technologies, Inc. ‡ ^	29,700	$1,961
Cubic Corp. ^	53,500	1,190
Stanley, Inc. ‡ ^	59,000	2,021
Auto Components (1.8%)
Hawk Corp. -Class A ‡ ^	84,200	1,217
Biotechnology (1.1%)
Emergent Biosolutions, Inc. ‡ ^	34,200	616
NPS Pharmaceuticals, Inc. ‡	23,400	164
Building Products (0.8%)
Insteel Industries, Inc. ^	51,700	530
Capital Markets (0.8%)
Labranche & Co., Inc. ‡ ^	83,100	518
Chemicals (2.0%)
Calgon Carbon Corp. ‡ ^	101,200	1,348
Commercial Services & Supplies (0.6%)
Comfort Systems USA, Inc. ^	42,300	395
Communications Equipment (2.5%)
Extreme Networks ‡ ^	293,700	540
Harmonic Lightwaves, Inc. ‡	161,900	1,151
Construction & Engineering (1.8%)
Furmanite Corp. ‡ ^	148,200	1,186
Diversified Financial Services (3.8%)
Life Partners Holdings, Inc. ^	63,020	2,532
Diversified Telecommunication Services (1.4%)
Atlantic Tele-Network, Inc.	38,300	932
Electrical Equipment (1.2%)
C&D Technologies, Inc. ‡ ^	84,500	296
Powell Industries, Inc. ‡ ^	27,500	509
Electronic Equipment & Instruments (4.0%)
Mesa Laboratories, Inc.	29,300	527
Methode Electronics, Inc. ^	102,600	779
OSI Systems, Inc. ‡ ^	65,200	750
Synnex Corp. ‡ ^	39,700	613
Energy Equipment & Services (3.4%)
Boots & Coots International Control, Inc. ‡ ^	393,200	676
Dawson Geophysical Co. ‡ ^	22,100	542
Matrix Service Co. ‡ ^	56,000	686
T-3 Energy Services, Inc. ‡ ^	17,900	432
Food & Staples Retailing (0.3%)
Pantry, Inc. ‡	8,100	178
Food Products (1.2%)
Darling International, Inc. ‡ ^	103,450	780
Health Care Equipment & Supplies (10.1%)
Cynosure, Inc. -Class A ‡ ^	9,000	79
Datascope Corp. ^	37,600	1,886
Kensey Nash Corp. ‡ ^	30,400	772
Neogen Corp. ‡ ^	35,600	1,049
Synovis Life Technologies, Inc. ‡	90,700	1,586
Vnus Medical Technologies ‡ ^	86,100	1,329
Health Care Providers & Services (4.1%)
HMS Holdings Corp. ‡ ^	70,500	1,746
Sun Healthcare Group, Inc. ‡	85,100	977
Insurance (2.1%)
American Physicians Capital, Inc. ^	34,700	1,420
Internet Software & Services (5.7%)
Interwoven, Inc. ‡ ^	121,300	1,530
S1 Corp. ‡ ^	208,400	1,307
Vocus, Inc. ‡ ^	54,200	912
IT Services (3.5%)
Integral Systems, Inc. ‡ ^	31,800	781
Sapient Corp. ‡	117,400	645
TNS, Inc. ‡ ^	60,000	851
Life Sciences Tools & Services (3.6%)
Icon PLC ADR ‡	68,600	1,740
Parexel International Corp. ‡ ^	66,800	695
Machinery (5.2%)
Actuate Corp. ‡ ^	48,100	137
Dynamic Materials Corp. ^	39,700	754
Flow International Corp. ‡ ^	45,400	174
K-Tron International, Inc. ‡	14,000	1,316
LB Foster Co. -Class A ‡	23,800	655
Sun Hydraulics Corp. ^	19,300	404
Marine (0.4%)
Navios Maritime Holdings, Inc. ^	104,100	290
Metals & Mining (1.0%)
Hecla Mining Co. ‡ ^	104,600	260
Olympic Steel, Inc. ^	16,200	370
Oil, Gas & Consumable Fuels (6.8%)
Approach Resources, Inc. ‡ ^	28,300	308
Arena Resources, Inc. ‡	48,100	1,466
Energy Partners, Ltd. ‡ ^	65,900	285
Energy XXI Bermuda, Ltd. ^	138,400	273
Meridian Resource Corp. ‡ ^	333,300	393
Petroquest Energy, Inc. ‡ ^	66,200	659
Vaalco Energy, Inc. ‡ ^	121,400	643
Warren Resources, Inc. ‡ ^	82,700	438
Pharmaceuticals (1.0%)
Vivus, Inc. ‡ ^	108,400	660
Professional Services (2.6%)
Exponent, Inc. ‡ ^	49,900	1,469
Hill International, Inc. ‡ ^	39,800	250
Semiconductors & Semiconductor Equipment (3.0%)
Pericom Semiconductor Corp. ‡	75,000	585
Standard Microsystems Corp. ‡ ^	28,600	515
Volterra Semiconductor Corp. ‡ ^	89,000	840
Software (7.4%)
Bsquare Corp. ‡	308,800	877
Ebix, Inc. ‡ ^	21,600	549
Epiq Systems, Inc. ‡ ^	80,063	1,088
JDA Software Group, Inc. ‡ ^	77,600	1,108
Netscout Systems, Inc. ‡ ^	119,100	1,146
Telecommunication Systems, Inc. -Class A ‡	25,200	173
Specialty Retail (5.2%)
Finish Line -Class A ^	157,400	1,506
Genesco, Inc. ‡ ^	44,800	1,112
Wet Seal, Inc. -Class A ‡ ^	280,200	824
Textiles, Apparel & Luxury Goods (1.2%)
Movado Group, Inc. ^	51,600	785
Trading Companies & Distributors (2.5%)
Dxp Enterprises, Inc. ‡ ^	24,000	335
Kaman Corp. -Class A ^	51,600	1,317
Total Common Stocks (cost $84,589)		66,338

The notes to the financial statements are an integral part of this report.

	Principal	Value
REPURCHASE AGREEMENT (0.5%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $362 on 11/03/2008 à •	$362	$362
Total Repurchase Agreement (cost $362)		362

	Shares
SECURITIES LENDING COLLATERAL (25.7%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	17,040,085	17,040
Total Securities Lending Collateral (cost $17,040)		17,040

Total Investment Securities (cost $101,991) #		$83,740

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $16,514.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.89%, a maturity date of 01/01/2037, and with a market value plus accrued interest of $369.
	Interest rate shown reflects the yield at 10/31/2008.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $102,043. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $5,109 and $23,412, respectively. Net unrealized depreciation for tax purposes is $18,303.

DEFINITIONS:

ADR	American Depository Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

Transamerica BlackRock Global Allocation

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS (12.3%)
United States (12.3%)
U.S. Treasury Inflation Indexed Bond, TIPS
2.38%, due 01/15/2027^	$1,774		$1,535
U.S. Treasury Inflation Indexed Note, TIPS
0.88%, due 04/15/2010^	5,002		4,702
2.00%, due 04/15/2012 - 01/15/2016 ^	12,382		10,983
2.38%, due 04/15/2011 - 01/15/2017 ^ F	9,655		9,144
2.50%, due 07/15/2016 ^	8,015		7,379
U.S. Treasury Note
2.13%, due 01/31/2010 ^	1,390		1,401
2.88%, due 06/30/2010 ^	2,797		2,861
4.63%, due 07/31/2009 ^	2,130		2,181
4.88%, due 05/31/2011 ^	5,650		6,119
Total U.S. Government Obligations (cost $48,701)			46,305

FOREIGN GOVERNMENT OBLIGATIONS (11.2%)
Australia (0.2%)
Australian Government
5.75%, due 06/15/2011	AUD	1,145	784
Brazil (0.5%)
Brazil Notas Do Tesouro Nacional
6.00%, due 08/15/2010	BRL	1,800	1,392
10.00%, due 01/01/2017	BRL	1,111	367
Canada (0.2%)
Canadian Government Bond
4.00%, due 09/01/2010 - 06/01/2016	CAD	1,165	999
France (0.1%)
Caisse D’amortissement de La Dette Sociale
3.25%, due 04/25/2013	EUR	400	493
Germany (3.7%)
Bundesrepublik Deutschland
4.25%, due 07/04/2017	EUR	2,150	2,813
Bundesschatzanweisungen
4.75%, due 06/11/2010	EUR	1,914	2,518
Deutsche Bundesrepublik, TIPS
1.50%, due 04/15/2016	EUR	3,862	4,489
Federal Republic of Germany
4.00%, due 07/04/2016	EUR	3,200	4,123
Japan (1.9%)
Japan Government Bond
0.70%, due 09/15/2010	JYP	94,450	961
Japanese Government CPI Linked Bond, TIPS
0.80%, due 09/10/2015 - 03/10/2016	JYP	643,336	5,552
1.00%, due 06/10/2016	JYP	41,160	358
1.40%, due 06/10/2018	JYP	86,445	749
Malaysia (1.0%)
Cherating Capital, Ltd.
2.00%, due 07/05/2012	$500		351
Johor Corp.
1.00%, due 07/31/2009	MYR	1,925	656
Malaysia Government Bond
3.76%, due 04/28/2011	MYR	5,100	1,430
3.87%, due 04/13/2010	MYR	3,500	986
Netherlands (0.4%)
Kingdom of the Netherlands
3.75%, due 07/15/2014	EUR	1,200	1,526
New Zealand (0.1%)
New Zealand Government, TIPS
4.50%, due 02/15/2016	NZD	400	315
Poland (0.3%)
Republic of Poland, TIPS
3.00%, due 08/24/2016	PLN	3,167	1,089
Sweden (0.3%)
Kingdom of Sweden, TIPS
4.00%, due 12/01/2008	SEK	7,000	1,116
United Kingdom (2.5%)
U.K. Gilt
4.00%, due 09/07/2016	GBP	1,425	2,239
5.00%, due 03/07/2018	GBP	1,755	2,925
United Kingdom
4.25%, due 03/07/2011	GBP	2,435	3,997
Total Foreign Government Obligations (cost $48,326)			42,228

ASSET-BACKED SECURITY (0.0%)
Cayman Islands (0.0%)
Latitude CLO, Ltd.
Series 2005-1I, Class SUB
Zero Coupon, due 12/15/2017		$200	90
Total Asset-Backed Security (cost $177)			90

CORPORATE DEBT SECURITIES (1.9%)
Bermuda (0.2%)
Gome Electrical Appliances Holdings, Ltd.
Zero Coupon, due 05/18/2014	CNY	4,900	554
Noble Group, Ltd.
8.50%, due 05/30/2013 -144A		$375	195
Brazil (0.0%)
Cosan Finance, Ltd.
7.00%, due 02/01/2017 -144A	90		55
Canada (0.1%)
Rogers Wireless, Inc.
7.63%, due 12/15/2011	CAD	500	421
Cayman Islands (0.3%)
Chaoda Modern Agriculture Holdings, Ltd.
7.75%, due 02/08/2010 Reg S		$300	180
China Milk Products Group, Ltd.
Zero Coupon, due 01/05/2012	300		242
Hutchison Whampoa International, Ltd.
5.45%, due 11/24/2010 Reg S	300		283
Preferred Term Secs XXVI, Ltd.
1.00%, due 9/22/2037 -144A § ±	190		57
Preferred Term Secs XXVII, Ltd.
1.00%, due 12/22/2037 § ±	200		156
Ireland (0.2%)
Transcapitalinvest, Ltd.
6.10%, due 06/27/2012 -144A	100		60
8.70%, due 08/07/2018 -144A	100		59
VIP Finance Ireland, Ltd.
9.13%, due 04/30/2018 -144A	1,100		568
Luxembourg (0.0%)
Evraz Group SA
8.25%, due 11/10/2015 Reg S	100		37
8.88%, due 04/24/2013 -144A	300		129
9.50%, due 04/24/2018 -144A	425		178
TNK-BP Finance SA
7.50%, due 07/18/2016 -144A	100		44
Netherlands (0.2%)
Kazmunaigaz Finance Sub BV
9.13%, due 07/02/2018 -144A	1,300		780

The notes to the financial statements are an integral part of this report.

	Principal		Value
Supranational (0.1%)
European Investment Bank
3.63%, due 10/15/2011	EUR	296	$376
United Arab Emirates (0.1%)
Nakheel Development, Ltd.
3.17%, due 12/14/2009	$335		263
United States (0.7%)
General Electric Capital Corp.
1.11%, due 01/15/2010 *	JYP	204,000	1,952
General Motors Corp.
8.25%, due 07/15/2023 ^	$234		75
Pemex Project Funding Master Trust
5.50%, due 02/24/2025 Reg S	EUR	860	571
Total Corporate Debt Securities (cost $10,010)			7,235

	Shares
CONVERTIBLE PREFERRED STOCKS (0.2%)
Cayman Islands (0.0%)
XL Capital, Ltd., 10.75% 	4,470	67
United States (0.2%)
Citigroup,Inc., 6.50% ^ 	17,904	577
Total Convertible Preferred Stocks (cost $1,007)		644
PREFERRED STOCKS (0.2%)
Brazil (0.1%)
All America Latina Logistica SA, 0.42% 	29,400	137
Banco Bradesco SA, 4.30% 	19,207	223
Cia Brasileira de Distribuicao Grupo PAO de Acucar, 0.69% 	20,463	316
United States (0.1%)
Morgan Stanley, Zero Coupon ‡ 	180,000	240
Total Preferred Stocks (cost $1,213)		916

COMMON STOCKS (54.9%)
Australia (0.4%)
BHP Billiton, Ltd.	24,100	463
Macquarie Airports	60,900	87
Newcrest Mining, Ltd.	11,170	154
Rio Tinto, Ltd.	7,100	367
Transurban Group ‡	57,975	208
Woodside Petroleum, Ltd.	12,200	345
Austria (0.0%)
Telekom Austria AG	10,900	134
Belgium (0.1%)
RHJ International -144A ‡	17,100	92
RHJ International ‡	67,000	363
Bermuda (1.0%)
Accenture, Ltd. -ClassA ^	300	10
Arch Capital Group, Ltd. ‡	4,500	314
Axis Capital Holdings, Ltd.	400	11
Bunge, Ltd. ^	3,200	123
Cheung Kong Infrastructure Holdings,Ltd.	77,900	285
Covidien, Ltd.	6,525	289
Endurance Specialty Holdings, Ltd. ^	16,200	490
Everest RE Group, Ltd.	3,700	276
Foster Wheeler, Ltd. ‡	17,964	492
Frontline, Ltd. ^	400	13
IPC Holdings, Ltd. ^	10,000	276
Katanga Mining, Ltd. ‡	52,700	65
Nabors Industries, Ltd. ‡ ^	4,950	71
Noble Group, Ltd.	107,869	79
PartnerRe, Ltd. ^	3,900	264
Platinum Underwriters Holdings, Ltd.	6,000	190
RenaissanceRe Holdings, Ltd.	6,200	285
Tyco International, Ltd.	5,525	140
Weatherford International, Ltd. ‡	9,600	162
Brazil (1.1%)
Cia Energetica de Minas Gerais ADR	7,094	108
Cia Vale do Rio Doce -ClassB ADR	25,000	293
Cosan SA Industria E Comercio ‡	5,300	26
Cyrela Brazil Realty SA	7,950	39
Gafisa SA	18,500	130
Obrascon Huarte Lain Brasil SA	13,300	73
Petroleo Brasileiro SA -ClassA ADR	137,000	3,133
Slc Agricola SA	46,300	239
VIVO Participacoes SA ADR ‡ ^	20,300	222
Canada (1.4%)
Alamos Gold,Inc. ‡	42,400	175
Barrick Gold Corp.	12,095	275
BCE,Inc.	600	17
Canadian Natural Resources, Ltd.	3,200	162
Canadian Pacific Railway, Ltd.	20,600	930
Eldorado Gold Corp. ‡	68,300	282
EnCana Corp.	300	15
Goldcorp,Inc. ^	26,900	502
Golden Star Resources, Ltd. ‡ ^	25,200	24
Iamgold Corp.	39,200	129
Imperial Oil, Ltd. ^	400	14
Kinross Gold Corp.	121,721	1,268
New Gold,Inc. ‡	8,200	10
Nexen,Inc.	800	13
Nortel Networks Corp. ‡ ^	13,900	17
Petro-Canada	6,400	160
Rogers Communications,Inc. -ClassB	28,400	826
Sino-Forest Corp. -ClassA ‡	17,300	162
Sun Life Financial,Inc.	200	5
Talisman Energy,Inc.	5,200	52
TELUS Corp. ‡	5,500	189
Viterra,Inc. ‡	16,000	102
Yamana Gold,Inc.	51,000	243
Cayman Islands (0.4%)
Chaoda Modern Agriculture Holdings, Ltd	700,687	494
Seagate Technology,Inc.	800	5
Tianjin Port Development Holdings, Ltd	608,300	121
Transocean,Inc. ^	4,313	355
XL Capital, Ltd. -ClassA ^	83,700	812
Chile (0.0%)
Banco Santander Chile ADR	2,400	86
Saci Falabella	55,200	145
China (0.3%)
China Communications Services Corp,Ltd.	9,300	5
China Life Insurance Co., Ltd. ADR ^	4,333	172
China Shenhua Energy Co., Ltd.	221,200	420
China South Locomotive And Rolling Stock Corp. ‡	143,900	51
Guangshen Railway Co., Ltd.	593,200	231

The notes to the financial statements are an integral part of this report.

	Shares	Value
China (continued)
Hainan Meilan International Airport Co. Ltd.	41,800	$11
Huaneng Power International,Inc.	60,000	29
Jiangsu Expressway Co., Ltd.	71,400	50
Ping An Insurance Group Co. of China, Ltd.	26,800	115
Shanghai Electric Group Co., Ltd. ‡	441,200	134
Xiamen International Port Co., Ltd.	593,500	52
Cyprus (0.0%)
AFI Development PLC GDR ‡	47,100	76
Egypt (0.1%)
Telecom Egypt	179,030	429
Finland (0.3%)
Fortum OYJ	8,978	221
Nokia OYJ	17,338	266
Nokia OYJ ADR ^	32,700	496
France (1.2%)
Alcatel-Lucent ADR ‡ ^	6,000	15
AXA SA	13,358	255
BNP Paribas	3,707	268
Bouygues	2,729	116
Cie Generale D’Optique Essilor International SA ^	13,500	606
France Telecom SA	35,600	898
GDF Suez	7,673	342
Peugeot SA	5,309	142
Sanofi-Aventis SA ADR	700	22
Societe Generale	4,334	236
Total SA	19,441	1,070
Vivendi	12,300	322
Germany (0.6%)
Allianz SE	4,745	348
Bayer AG	9,579	524
Bayer AG ADR	300	17
Bayerische Motoren Werke AG	3,100	79
Deutsche Post AG	23,092	253
Deutsche Telekom AG	25,494	374
E.ON AG	8,720	327
Gea Group AG	11,196	161
Siemens AG	5,465	321
Hong Kong (1.0%)
Beijing Enterprises Holdings, Ltd.	345,589	1,365
Cheung Kong Holdings, Ltd.	28,500	274
China Mobile, Ltd.	55,700	490
Denway Motors, Ltd.	262,000	65
Hutchison Whampoa, Ltd.	65,800	356
Link REIT	243,500	435
Shanghai Industrial Holdings, Ltd.	19,300	31
Sun Hung KAI Properties, Ltd.	18,400	161
Tianjin Development Holdings	993,500	278
Wharf Holdings, Ltd.	87,425	174
India (0.7%)
Bharat Heavy Electricals, Ltd.	15,700	426
Container Corp. of India	15,200	195
Housing Development Finance Corp.	8,200	298
Larsen & Toubro, Ltd.	11,000	184
Reliance Industries, Ltd.	23,500	661
State Bank of India, Ltd.	10,000	230
Wockhardt, Ltd.	2,150	5
ZEE Entertainment Enterprises, Ltd.	36,560	116
Indonesia (0.0%)
Bumi Resources TBK	776,301	155
Israel (0.1%)
Check Point Software Technologies ‡	1,200	24
Ectel, Ltd. ‡ ^	4,795	4
Teva Pharmaceutical Industries, Ltd. ADR ^	5,523	237
Italy (0.1%)
ENI SpA	22,556	538
Finmeccanica SpA ^	11,674	145
Japan (8.0%)
AIOI Insurance Co., Ltd.	203,000	834
Asahi Glass Co., Ltd.	43,000	270
Astellas Pharma,Inc.	33,000	1,329
Canon,Inc.	35,300	1,235
Coca-Cola Central Japan Co., Ltd.	20	131
Coca-Cola West Holdings Co., Ltd.	27,571	553
Daikin Industries, Ltd.	7,500	169
Daiwa House Industry Co., Ltd.	30,700	273
East Japan Railway Co.	125	889
Hitachi Chemical Co., Ltd.	17,000	174
Hokkaido Coca-Cola Bottling Co., Ltd.	12,000	61
Honda Motor Co., Ltd. ^	7,600	189
Hoya Corp.	28,600	522
JGC Corp.	37,000	397
KDDI Corp.	150	899
Kinden Corp.	29,000	242
Kirin Holdings Co., Ltd.	47,900	530
Kubota Corp.	91,000	457
Mikuni Coca-Cola Bottling Co., Ltd.	21,800	209
Mitsubishi Corp.	86,000	1,442
Mitsubishi Rayon Co., Ltd.	208,000	447
Mitsubishi Tanabe Pharma Corp.	16,000	168
Mitsui & Co., Ltd.	93,600	907
Mitsui Sumitomo Insurance Group Holdings,Inc.	46,600	1,295
Mizuho Financial Group,Inc. ^	47	115
Murata Manufacturing Co., Ltd.	9,900	341
NGK Insulators, Ltd.	12,800	133
Nintendo Co., Ltd.	1,100	353
Nippon Sheet Glass Co., Ltd.	3,000	10
Nippon Telegraph & Telephone Corp.	120	490
Nipponkoa Insurance Co., Ltd.	114,200	684
NTT DoCoMo,Inc.	1,046	1,659
NTT Urban Development Corp.	160	164
Okumura Corp.	82,400	323
Panasonic Corp.	40,000	644
Rinnai Corp.	5,500	201
Sekisui House, Ltd.	76,000	762
Seven & I Holdings Co., Ltd.	35,500	997
Shimachu Co., Ltd.	4,700	107
Shin-Etsu Chemical Co., Ltd.	20,000	1,063
Sony Corp. `ADR	600	14
Sumitomo Chemical Co., Ltd.	363,000	1,111
Sumitomo Mitsui Financial Group,Inc.	160	641
Suzuki Motor Corp.	49,100	721
Tadano, Ltd.	9,000	40

The notes to the financial statements are an integral part of this report.

	Shares	Value
Japan (continued)
Takeda Pharmaceutical Co., Ltd.	37,400	$1,858
Toda Corp.	61,000	220
Toho Co., Ltd.	21,000	400
Tokio Marine Holdings, Inc.	61,700	1,903
Tokyo Gas Co., Ltd.	185,000	795
Toyota Industries Corp.	23,300	526
UBE Industries, Ltd.	114,000	240
West Japan Railway Co.	75	330
Kazakhstan (0.2%)
Kazmunaigas Exploration Production GDR	56,800	797
Korea, Republic of (0.9%)
Cheil Industries, Inc.	4,700	153
Dongbu Insurance Co., Ltd.	5,400	55
Interflex Co., Ltd. ‡	4,726	6
Korean Reinsurance Co.	22,074	123
KT Corp. ADR	33,000	414
KT&G Corp.	10,300	661
LS Corp.	5,200	220
Meritz Fire & Marine Insurance Co., Ltd.	34,263	126
Paradise Co., Ltd.	34,339	54
POSCO ADR	3,700	249
POSCO	900	248
Samsung Electronics Co., Ltd.	1,250	527
Samsung Fine Chemicals Co., Ltd.	8,400	232
SK Telecom Co., Ltd.	1,400	222
Luxembourg (0.1%)
Arcelormittal	6,703	174
Malaysia (0.3%)
British American Tobacco Malaysia BHD	20,100	233
IOI Corp. BHD	298,030	236
Plus Expressways BHD	57,000	43
Resorts World BHD	151,394	107
Telekom Malaysia BHD	86,000	81
Tenaga Nasional BHD	172,657	293
TM International BHD ‡	86,000	110
Mexico (0.1%)
America Movil SAB de CV -Class R ADR	6,900	213
Fomento Economico Mexicano SAB de CV ADR	5,600	142
Netherlands (0.0%)
ING Groep NV	13,266	124
Koninklijke KPN NV	10,300	145
Unilever NV ^	5,700	137
Netherlands Antilles (0.2%)
Schlumberger, Ltd.	13,500	697
New Zealand (0.0%)
Contact Energy, Ltd.	14,300	61
Norway (0.1%)
Norsk Hydro ASA	5,000	21
Statoil ASA	17,600	354
Telenor ASA	10,000	60
Panama (0.1%)
McDermott International, Inc. ‡	11,900	204
Philippines (0.0%)
Energy Development Corp.	160,000	10
First Gen Corp. ‡	12,000	3
Russian Federation (1.0%)
Gazprom OAO ADR	65,800	1,310
Kuzbassrazrezugol ‡	820,060	131
LUKOIL ADR	3,600	138
Mechel OAO ADR ^	28,700	263
MMC Norilsk Nickel ADR	26,200	263
Novolipetsk Steel OJSC GDR	6,100	57
Novorossiysk Commercial Sea Port GDR	83,400	453
Polyus Gold Co. ADR	16,900	186
Rushydro ‡	25,890,300	478
Sberbank	319,400	303
Severstal GDR	19,000	66
Surgutneftegaz ADR	7,600	49
Vimpel-Communications ADR	10,900	158
Singapore (0.7%)
Capitaland, Ltd.	73,700	148
Fraser and Neave, Ltd.	164,000	309
Keppel Corp., Ltd.	157,600	491
Keppel Land, Ltd. ^	25,962	33
MobileOne, Ltd.	195,030	174
Oversea-Chinese Banking Corp.	71,000	240
Parkway Holdings, Ltd.	214,620	230
Parkway Life Real Units REIT ‡	11,732	6
SembCorp Marine, Ltd.	84,700	105
Singapore Press Holdings, Ltd.	74,000	162
Singapore Telecommunications, Ltd.	376,450	634
South Africa (0.0%)
Anglo Platinum, Ltd.	1,700	70
Gold Fields, Ltd. ADR ^	9,300	62
Impala Platinum Holdings, Ltd.	6,700	70
Sasol, Ltd.	3,200	94
Spain (0.3%)
Banco Santander SA ^	18,005	195
Cintra Concesiones de Infraestructuras de Transporte SA	12,652	113
Iberdrola Renovables SA ‡	29,300	89
Telefonica SA	26,698	494
Telefonica SA ADR	4,000	222
Sweden (0.0%)
Volvo AB -Class B	30,312	158
Switzerland (1.3%)
ACE, Ltd.	30,300	1,738
Credit Suisse Group AG	7,036	263
Nestle SA	37,648	1,464
Novartis AG	6,388	324
Roche Holding AG	3,547	542
Zurich Financial Services AG	2,519	511
Taiwan (0.8%)
Cathay Financial Holding Co., Ltd.	111,319	120
Chinatrust Financial Holding Co., Ltd.	136,488	39
Chunghwa Telecom Co., Ltd. ADR	46,016	757
Chunghwa Telecom Co., Ltd.	213,565	353
Delta Electronics, Inc.	207,335	471
Fubon Financial Holding Co., Ltd.	81,000	49
HON HAI Precision Industry Co., Ltd.	79,350	192
Taiwan Cement Corp.	456,960	235
Taiwan Semiconductor Manufacturing Co., Ltd.	139,347	203
Taiwan Semiconductor Manufacturing Co., Ltd. ADR ^	24,121	199

The notes to the financial statements are an integral part of this report.

	Shares	Value
Thailand (0.2%)
Airports of Thailand PCL	117,300	$63
Bangkok Expressway PCL	101,600	35
Hana Microelectronics PCL	201,400	59
PTT Exploration & Production PCL	10,500	26
PTT PCL	54,600	248
Siam Commercial Bank PCL	236,500	354
United Kingdom (2.4%)
Anglo American PLC	10,943	275
BAE Systems PLC	65,211	367
BP PLC ADR ^	21,300	1,059
BP PLC	110,602	902
British American Tobacco PLC	18,410	505
Cadbury PLC ADR ^	15,424	570
Diageo PLC ADR	26,400	1,642
GlaxoSmithKline PLC	16,636	320
Guinness Peat Group PLC	420,995	235
HSBC Holdings PLC	11,937	141
Next PLC	8,226	140
Premier Foods PLC	29,000	13
Royal Dutch Shell PLC -Class A ADR ^	4,200	234
Royal Dutch Shell PLC -Class B	32,291	875
Unilever PLC ADR ^	6,700	151
Unilever PLC	23,096	519
Vodafone Group PLC ADR ^	21,061	406
Vodafone Group PLC	542,930	1,044
United States (29.4%)
3Com Corp. ‡ ^	140,900	385
3M Co. ^	11,600	746
Abbott Laboratories	21,100	1,164
AES Corp. ‡ ^	14,900	119
Aetna, Inc.	26,250	653
Affiliated Computer Services, Inc. -Class A ‡	500	20
AGCO Corp. ‡ ^	400	13
AK Steel Holding Corp. ^	400	6
Alcoa, Inc. ^	26,956	310
Alliance Data Systems Corp. ‡ ^	400	20
Alliance Resource Partners, LP ^	6,600	211
Allstate Corp.	15,200	401
Altria Group, Inc.	28,600	549
American Commercial Lines, Inc. ‡ ^	40,900	304
AmerisourceBergen Corp. -Class A	8,800	275
Amgen, Inc. ‡	600	36
Anadarko Petroleum Corp.	8,300	293
Apache Corp.	7,300	601
Applied Biosystems, Inc.	1,800	55
Applied Materials, Inc. ^	17,200	222
Ascent Media Corp. ‡ ^	50	1
Assurant, Inc.	7,900	201
AT&T, Inc.	125,630	3,363
Autoliv, Inc.	400	9
Avnet, Inc. ‡	500	8
Avon Products, Inc.	7,200	179
Bank of America Corp. ^	19,400	469
Bank of New York Mellon Corp.	50,681	1,652
Baxter International, Inc.	4,200	254
Big Lots, Inc. ‡ ^	800	20
BMC Software, Inc. ‡ ^	500	13
Boeing Co.	23,200	1,213
Boston Scientific Corp. ‡ ^	12,300	111
Bristol-Myers Squibb Co.	167,800	3,448
Broadcom Corp. -Class A ‡ ^	15,100	258
Burlington Northern Santa Fe Corp. ^	47,200	4,204
CA, Inc. ^	48,200	858
Cardinal Health, Inc. ^	400	15
Celanese Corp. -Class A ^	500	7
CenturyTel, Inc. ^	400	10
CF Industries Holdings, Inc. ^	200	13
Chevron Corp.	41,300	3,081
Chubb Corp.	15,300	793
Cigna Corp. ^	26,700	435
Cimarex Energy Co. ^	400	16
Circuit City Stores, Inc. ^	12,400	3
Cisco Systems, Inc. ‡	59,500	1,057
Citigroup, Inc. ^	5,900	81
CMS Energy Corp. ^	13,300	136
CNA Financial Corp. ^	400	6
CNX Gas Corp. ‡ ^	17,200	435
Coca-Cola Co.	10,800	476
Comcast Corp. -Class A ^	92,350	1,455
Complete Production Services, Inc. ‡ ^	13,600	169
Computer Sciences Corp. ‡ ^	300	9
Comverse Technology, Inc. ‡	45,500	331
ConAgra Foods, Inc. ^	9,100	159
ConocoPhillips ^	31,100	1,618
Consol Energy, Inc.	43,700	1,372
Constellation Brands, Inc. -Class A ‡ ^	8,200	103
Corning, Inc.	80,200	869
Crown Holdings, Inc. ‡	12,200	246
CSX Corp.	500	23
Cummins, Inc. ^	400	10
CVS Caremark Corp.	8,201	251
DaVita, Inc. ‡	5,400	306
Dell, Inc. ‡ ^	1,300	16
Devon Energy Corp. ^	11,500	930
Discover Financial Services	100	1
Discovery Communications, Inc. ‡ ^	1,000	14
Dish Network Corp. -Class A ‡	8,700	137
Dover Corp.	600	19
Dow Chemical Co.	30,700	819
Dr Pepper Snapple Group, Inc. ‡ ^	11,568	265
Duke Energy Corp. ^	1,000	16
Dynegy, Inc. -Class A ‡ ^	24,400	89
E.I. duPont de Nemours & Co. ^	21,300	682
El Paso Corp. ^	149,200	1,447
Eli Lilly & Co.	15,000	507
Embarq Corp. ^	2,065	62
EMC Corp. ‡ ^	1,000	12
Endo Pharmaceuticals Holdings, Inc. ‡ ^	3,900	72
Ensco International, Inc. ^	2,400	91
Entergy Corp. ^	7,400	578
Exelon Corp. ^	10,700	580
Expedia, Inc. ‡ ^	700	7
Express Scripts, Inc. -Class A ‡ ^	400	24
Extreme Networks ‡ ^	1,089	2
Exxon Mobil Corp.	63,400	4,699

The notes to the financial statements are an integral part of this report.

	Shares	Value
United States (continued)
Fairpoint Communications, Inc. ^	1,074	$4
Family Dollar Stores, Inc. ^	600	16
Fidelity National Financial, Inc. -Class A^	43,400	391
FirstEnergy Corp.	400	21
Forest Laboratories, Inc. ‡	5,700	132
Foundation Coal Holdings, Inc.	29,400	610
FPL Group, Inc.	17,700	836
Freeport-McMoRan Copper & Gold, Inc ^	6,900	201
Gap, Inc. ^	1,500	19
General Communication, Inc. -Class A ‡ ^	11,300	87
General Dynamics Corp.	1,600	97
General Electric Co.	89,620	1,748
General Motors Corp. ^	35,100	203
Genuine Parts Co.	400	16
Genworth Financial, Inc. -Class A ^	500	2
Global Industries, Ltd. ‡ ^	66,200	169
Goodrich Corp.	300	11
Google, Inc. -Class A ‡	3,540	1,272
Halliburton Co. ^	13,180	261
Hanesbrands, Inc. ‡ ^	862	15
Hartford Financial Services Group, Inc.	5,200	54
Hasbro, Inc. ^	600	17
Healthsouth Corp. ‡ ^	8,020	101
Hess Corp.	5,800	349
Hewitt Associates, Inc. -Class A ‡ ^	600	17
Hewlett-Packard Co.	34,600	1,324
HJ Heinz Co. ^	7,900	346
Hologic, Inc. ‡ ^	43,100	528
Honeywell International, Inc.	300	9
Hormel Foods Corp. ^	600	17
Humana, Inc. ‡ ^	22,300	660
Intel Corp.	92,459	1,479
International Business Machines Corp. ^	14,500	1,348
International Game Technology ^	25,500	357
International Paper Co. ^	37,200	641
Intersil Corp. -Class A ^	600	8
Invitrogen Corp. ‡ ^	1,700	49
JDS Uniphase Corp. ‡ ^	4,925	27
Johnson & Johnson ^	57,700	3,539
JPMorgan Chase & Co.	27,200	1,122
KBR, Inc. ^	9,975	148
Key Energy Services, Inc. ‡	10,700	66
King Pharmaceuticals, Inc. ‡ ^	5,800	51
Kraft Foods, Inc. -Class A ^	41,903	1,221
Kroger Co.	700	19
L-3 Communications Corp.	200	16
Lexmark International, Inc. -Class A ‡ ^	13,900	359
Liberty Media Corp. - Capital -Class A ‡ ^	4	♦
Liberty Media Corp. - Entertainment -Class A ‡	16	♦
Liberty Media Corp. - Interactive - Class A ‡ ^	762	4
Lincoln National Corp.	4,000	69
Lockheed Martin Corp.	7,300	621
Loews Corp.	400	13
LSI Corp. ‡ ^	3,668	14
Lubrizol Corp. ^	300	11
Macqarie Infrastructure Co. ^	30,000	304
Manpower, Inc. ^	200	6
Marathon Oil Corp.	26,400	768
Marsh & McLennan Cos., Inc.	6,400	188
Mattel, Inc.	25,700	386
McDonald’s Corp.	12,200	707
McKesson Corp.	4,800	177
Medco Health Solutions, Inc. ‡	8,700	330
Medtronic, Inc.	23,300	940
Merck & Co., Inc. ^	35,000	1,083
MetLife, Inc. ^	11,200	372
Mettler Toledo International, Inc. ‡	850	65
Microsoft Corp.	155,800	3,479
Mohawk Industries, Inc. ‡ ^	200	10
Motorola, Inc. ^	68,800	369
Murphy Oil Corp. ^	5,700	289
Mylan, Inc. ‡ ^	29,100	249
National Oilwell Varco, Inc. ‡	15,921	476
Newmont Mining Corp. ^	38,200	1,006
News Corp. -Class A	35,900	382
Noble Energy, Inc.	300	16
Norfolk Southern Corp.	14,000	839
Northern Trust Corp.	19,700	1,109
Northrop Grumman Corp.	200	9
Novell, Inc. ‡	12,000	56
Novellus Systems, Inc. ‡ ^	600	9
NRG Energy, Inc. ‡ ^	7,400	172
Nucor Corp.	400	16
Occidental Petroleum Corp.	13,600	755
Oracle Corp. ‡	11,300	207
Owens-Illinois, Inc. ‡ ^	500	11
Pall Corp.	1,800	48
Panera Bread Co. -Class A ‡ ^	4,000	180
Parker Hannifin Corp.	300	12
Patterson-UTI Energy, Inc. ^	900	12
Pepsi Bottling Group, Inc.	500	12
PepsiAmericas, Inc.	3,700	70
PerkinElmer, Inc. ^	2,800	50
Pfizer, Inc.	136,000	2,409
Pharmerica Corp. ‡ ^	383	8
Philip Morris International, Inc.	19,400	843
Plains Exploration & Production Co. ‡ ^	500	14
Polycom, Inc. ‡ ^	39,900	838
PPL Corp.	10,200	335
Praxair, Inc. ^	1,600	104
Procter & Gamble Co.	42,100	2,717
Progressive Corp. ^	19,300	275
Prudential Financial, Inc. ^	4,000	120
Qualcomm, Inc.	16,300	624
Quest Diagnostics, Inc.	500	23
Qwest Corp. ^	149,500	428
Ralcorp Holdings, Inc. ‡	1,210	82
Raytheon Co.	200	10
Reliance Steel & Aluminum Co. ^	400	10
Reynolds American, Inc. ^	400	20
Ross Stores, Inc. ^	700	23
Ryder System, Inc. ^	400	16
Saic, Inc. ‡	1,400	26
SanDisk Corp. ‡ ^	26,700	237

The notes to the financial statements are an integral part of this report.

	Shares	Value
United States (continued)
Sara Lee Corp. ^	6,600	$74
Schering-Plough Corp.	35,200	510
Senomyx, Inc. ‡^	700	2
Smith International, Inc. ^	4,000	138
Smurfit-Stone Container Corp. ‡ ^	10,400	14
Southern Co.	800	27
Spirit Aerosystems Holdings, Inc - Class A ‡	35,300	569
Sprint Nextel Corp. ^	66,800	209
SPX Corp.	300	12
St Joe Co. ‡ ^	21,500	665
State Street Corp. à	35,200	1,526
Stone Energy Corp. ‡ ^	4,100	124
Sun Microsystems, Inc. ‡	23,450	108
Sunoco, Inc. ^	200	6
Supervalu, Inc. ^	3,272	47
Symantec Corp. ‡	1,300	16
Synopsys, Inc. ‡ ^	600	11
Tellabs, Inc. ‡ ^	4,100	17
Terra Industries, Inc. ^	500	11
Texas Instruments, Inc. ^	10,500	205
Textron, Inc. ^	11,900	211
Thermo Fisher Scientific, Inc. ‡	6,500	264
Time Warner, Inc.	24,600	248
TJX Cos., Inc. ^	800	21
Travelers Cos., Inc.	26,300	1,119
Tyco Electronics, Ltd.	6,525	127
U.S. Steel Corp. ^	4,800	177
Unifi, Inc. ‡ ^	26,800	129
Union Pacific Corp.	45,600	3,045
United Technologies Corp.	3,800	209
UnitedHealth Group, Inc.	40,300	956
US Bancorp ^	8,400	250
Valeant Pharmaceuticals International ‡ ^	16,300	306
Valero Energy Corp. ^	300	6
Varian, Inc. ‡	900	33
Ventas, Inc. REIT ^	4,000	144
Verizon Communications, Inc. ^	75,800	2,249
Viacom, Inc. -Class B ‡	32,600	659
Virgin Media, Inc. ^	40,200	232
Wabco Holdings, Inc.	100	2
Wal-Mart Stores, Inc. ^	3,100	173
Waters Corp. ‡ ^	6,700	293
WellPoint, Inc. ‡	17,350	674
Western Digital Corp. ‡	800	13
Windstream Corp.	10,122	76
Wyeth	23,900	769
Xerox Corp. ^	74,800	600
Xilinx, Inc. ^	1,000	18
Total Common Stocks (cost $274,239)		207,339

INVESTMENT COMPANIES (2.8%)
Cayman Islands (0.1%)
Dragon Capital - Vietnam Enterprise Investments, Ltd.	51,468	123
Vinaland, Ltd.	436,400	220
United States (2.7%)
Consumer Staples Select Sector SPDR Fund	25,400	613
Health Care Select Sector SPDR Fund ^	25,500	678
iShares Dow Jones US Financial Sector Index Fund ^	4,600	248
iShares Dow Jones US Technology Sector Index Fund	9,300	366
iShares Dow Jones US Telecommunications Sector Index Fund ^	17,900	290
iShares Silver Trust	82,700	794
SPDR Gold Trust ^	81,600	5,821
Telecom Holdrs Trust	4,600	110
Utilities Select Sector SPDR Fund	40,600	1,174
Vanguard Telecommunication Services ETF ^	500	23
Total Investment Companies (cost $12,174)		10,460

WARRANTS (0.0%)
Canada (0.0%)
Kinross Gold Corp.	9,602	15
New Gold, Inc.	41,000	1
Total Warrants (cost $33)		16

	Contracts G
PURCHASED OPTIONS (1.0%)
Covered Call Options (0.0%)
Northrop Grumman Corp.	14,200	1
Call Strike $80.00
Expires 01/17/2009
Medtronic, Inc.	17,100	4
Call Strike $50.00
Expires 01/17/2009
Bristol Myers Squibb Co.	22,600	♦
Call Strike $35.00
Expires 01/17/2009
Raytheon Co.	22,300	3
Call Strike $70.00
Expires 01/17/2009
General Motors Corp.	25,800	3
Call Strike $60.00
Expires 01/16/2010
Lockheed Martin Corp.	11,900	7
Call Strike $115.00
Expires 01/17/2009
S&P 500 Index	3,200	18
Call Strike $325.00
Expires 06/20/2009
S&P 500 Index	1,500	198
Call Strike $100.00
Expires 12/19/2009
Put Options (1.0%)
American Commercial Lines, Inc.	10,300	13
Put Strike $7.50
Expires 12/20/2008

The notes to the financial statements are an integral part of this report.

	Contracts G		Value
Put Options (continued)
OTC USD vs CHF	1,900,000		$236
Put Strike $1.02
Expires 01/12/2009
S&P 500 Index	13,500		3,201
Put Strike $225.00
Expires 11/22/2008
Total Purchased Options (cost $1,305)			3,684

	Principal
CONVERTIBLE BONDS (5.8%)
Bermuda (0.1%)
Hongkong Land CB 2005, Ltd.
2.75%, due 12/21/2012 Reg S	$100		78
Pine Agritech, Ltd.
Zero Coupon, due 07/27/2012	CNY	5,700	460
Canada (0.3%)
Addax Petroleum Corp.
3.75%, due 5/31/2012	$200		93
Sino-Forest Corp.
5.00%, due 08/01/2013 -144A	1,000		1,000
Cayman Islands (0.7%)
Chaoda Modern Agriculture Holdings, Ltd.
Zero Coupon, due 05/08/2011	HKD	2,710	342
Fu Ji Food And Catering Services Holdings, Ltd.
Zero Coupon, due 10/18/2010	CNY	2,700	224
Subsea 7, Inc.
Zero Coupon, due 06/29/2017	$200		126
1.50%, due 12/15/2037	1,400		1,120
2.80%, due 06/06/2011	100		54
Transocean, Inc.
1.63%, due 12/15/2037	97		85
YTL Power Finance Cayman, Ltd.
Zero Coupon, due 05/09/2010	600		616
Zeus Cayman
Zero Coupon, due 08/19/2013	JPY	20,000	154
China (0.0%)
China Petroleum & Chemical Corp.
Zero Coupon, due 4/24/2014	HKD	1,100	120
Germany (0.6%)
KFW
3.25%, due 06/27/2013	EUR	1,200	1,485
Kreditanstalt Fuer Wiederaufbau
0.50%, due 2/3/2010	EUR	490	598
Hong Kong (0.1%)
Brilliance China Finance, Ltd.
Zero Coupon, due 06/07/2011	$377		302
India (0.7%)
Gujarat NRE Coke, Ltd.
Zero Coupon, due 04/12/2011	200		146
Housing Development Finance Corp.
Zero Coupon, due 09/27/2010	400		428
Punj Lloyd, Ltd.
Zero Coupon, due 04/08/2011	500		408
Reliance Communications, Ltd.
Zero Coupon, due 03/01/2012	1,400		692
Reliance Communications, Ltd.
Zero Coupon, due 05/10/2011	300		190
Suzlon Energy, Ltd.
Zero Coupon, due 06/12/2012	325		135
Suzlon Energy, Ltd.
Zero Coupon, due 10/11/2012	$500		197
Tata Motors, Ltd.
1.00%, due 04/27/2011	450		338
Tata Steel, Ltd.
1.00%, due 9/5/2012	300		184
Japan (0.5%)
Bank of Kyoto, Ltd.
1.90%, due 09/30/2009	JPY	37,000	603
Bank of Kyoto, Ltd.
Zero Coupon, due 03/31/2014	JPY	15,000	165
Sony Corp.
Zero Coupon, due 12/18/2008	JPY	65,000	659
Suzuki Motor Corp.
Zero Coupon, due 3/29/2013	JPY	25,000	214
Jersey, C.I. (0.5%)
Aldar Funding, Ltd.
5.77%, due 11/10/2011	$1,000		929
Dana Gas Sukuk, Ltd.
7.50%, due 10/31/2012	1,940		985
Luxembourg (0.0%)
Acergy SA
2.25%, due 10/11/2013	100		49
Malaysia (0.7%)
Berjaya Land BHD
8.00%, due 08/15/2011	MYR	1,240	356
Feringghi Capital, Ltd.
Zero Coupon, due 12/22/2009 Reg S	$600		636
IOI Capital BHD
Zero Coupon, due 12/18/2011	575		546
IOI Resources/Labuan BHD
Zero Coupon, due 01/15/2013	650		449
Rafflesia Capital, Ltd.
1.25%, due 10/04/2011 *	1,000		869
Netherlands (0.1%)
Pargesa Netherlands NV
1.75%, due 6/15/2014	CHF	475	290
Singapore (0.4%)
Capitaland, Ltd.
3.13%, due 03/05/2018	SGD	250	93
Capitaland, Ltd.
2.95%, due 06/20/2022	SGD	1,750	553
Capitaland, Ltd.
2.10%, due 11/15/2016	SGD	1,000	390
Keppel Land, Ltd.
2.50%, due 06/23/2013	SGD	400	243
Olam International, Ltd.
1.00%, due 07/03/2013	$100		45
Wilmar International, Ltd.
Zero Coupon, due 12/18/2012	500		350
Taiwan (0.0%)
Shin Kong Financial Holding Co., Ltd.
Zero Coupon, due 06/17/2009	20		18
United Arab Emirates (0.1%)
Nakheel Development 2, Ltd.
2.75%, due 01/16/2011	730		343
United States (1.0%)
Archer-Daniels-Midland Co.
0.88%, due 02/15/2014	650		494
Cell Genesys, Inc.
3.13%, due 11/01/2011	70		28

The notes to the financial statements are an integral part of this report.

	Principal	Value
United States (continued)
Hologic, Inc.
2.00% , due 12/15/2037 *	$2,100	$1,087
Intel Corp.
2.95%, due 12/15/2035	268	191
McMoRan Exploration Co.
5.25%, due 10/06/2011	370	354
Mylan, Inc.
1.25%, due 03/15/2012	910	599
NABI Biopharmaceuticals
2.88%, due 04/15/2025	80	70
ProLogis REIT
2.25%, due 04/01/2037	109	50
SanDisk Corp.
1.00%, due 05/15/2013	1,470	669
Total Convertible Bonds (cost $27,754)		21,902
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (8.4%)
United States (8.4%)
U.S. Treasury Bill
Zero Coupon, due 12/04/2008- 01/29/2009 ^	13,900	13,880
Zero Coupon, due 11/13/2008- 11/20/2008 ^	11,000	10,995
Zero Coupon, due 11/28/2008- 11/28/2008 ^	7,000	6,995
Total Short-Term U.S. Government Obligations (cost $31,869)		31,870

REPURCHASE AGREEMENT (0.2%)
State Street Repurchase Agreement
0.15%, dated 10/31/2008, to be repurchased at $668 on 11/03/2008 à •	668	668
Total Repurchase Agreement (cost $668)		668

STRUCTURED NOTE DEBT (1.0%)
JPMorgan Chase & Co.
Zero Coupon, due 05/04/2009	190	264
Preferred Term Secs XXIV Note § ±
1.00%, due 03/22/2037	350	98
Preferred Term Secs XXV Note § ±
1.00%, due 06/22/2037	175	52
JPMorgan Chase BK NA ±
6.43%, due 08/16/2010	1,750	1,356
JPMorgan Chase BK NA ±
6.43%, due 08/16/2010	800	620
JPMorgan Chase BK
6.43%, due 08/17/2009	146	113
Total Structured Note Debt (cost $2,433)		2,503

	Shares
SECURITIES LENDING COLLATERAL (25.1%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	94,937,812	94,938
Total Securities Lending Collateral (cost $94,938)		94,938
Total Investment Securities (cost $554,847) #		$470,798

	Contracts G	Value
WRITTEN OPTIONS (-0.5%) #
Put Options (-0.3%)
Hologic, Inc.	4,300	$(55)
Put Strike $25.00
Expires 1/17/2009
S&P 500 Index	3,200	(510)
Put Strike $125.00
Expires 11/22/2008
S&P 500 Index	10,300	(891)
Put Strike $25.00
Expires 11/22/2008
Call Options (-0.2%)
Consol Energy, Inc.	10,300	(20)
Call Strike $45.00
Expires 1/17/2009
Kraft Foods, Inc.	16,300	(27)
Call Strike $30.00
Expires 1/17/2009
Burlington Northern	19,400	(141)
Call Strike $90.00
Expires 1/17/2009
Lexmark International, Inc.	13,900	(3)
Call Strike $35.00
Expires 1/17/2009
Norfolk Southern Corp.	10,300	(97)
Call Strike $55.00
Expires 1/17/2009
United Health Group, Inc.	24,200	(6)
Call Strike $35.00
Expires 1/17/2009
Call Options (continued)
WellPoint, Inc.	15,000	(5)
Call Strike $55.00
Expires 1/17/2009
Aetna, Inc.	6,000	♦
Call Strike $50.00
Expires 1/17/2009
American Commercial Lines, Inc.	1,200	♦
Call Strike $20.00
Expires 1/17/2009
Panera Bread Co.	4,000	(4)
Call Strike $100.00
Expires 1/17/2009
Boeing Co.	3,800	♦
Call Strike $85.00
Expires 1/17/2009
United Health Group, Inc.	6,100	(5)
Call Strike $30.00
Expires 1/17/2009
Polycom, Inc.	7,600	(7)
Call Strike $25.00
Expires 1/17/2009
The St Joe Co.	1,400	♦
Call Strike $45.00
Expires 1/17/2009
State Street Corp. à	1,900	♦
Call Strike $80.00
Expires 1/17/2009

The notes to the financial statements are an integral part of this report.

	Contracts G	Value
Call Options (continued)
Polycom, Inc.	29,000	$(4)
Call Strike $30.00
Expires 1/17/2009
The St Joe Co.	9,000	(6)
Call Strike $40.00
Expires 1/17/2009
State Street Corp. à	3,600	(1)
Call Strike $70.00
Expires 1/17/2009
United States Steel Corp.	4,800	♦
Call Strike $110.00
Expires 1/17/2009
Valeant Pharmaceuticals International	16,300	(66)
Call Strike $15.00
Expires 1/17/2009
Foster Wheeler, Ltd.	2,200	♦
Call Strike $67.50
Expires 1/17/2009
The St Joe Co.	11,100	(21)
Call Strike $35.00
Expires 1/17/2009
State Street Corp. à	8,100	(1)
Call Strike $75.00
Expires 1/17/2009
Mattel, Inc.	25,700	(7)
Call Strike $17.50
Expires 1/17/2009
Xerox Corp.	14,800	(1)
Call Strike $20.00
Expires 1/17/2009
Unilever Corp.	5,700	(2)
Call Strike $30.00
Expires 1/17/2009
Cigna Corp.	16,800	(3)
Call Strike $43.38
Expires 1/17/2009
Boeing Co.	3,300	(1)
Call Strike $75.00
Expires 1/17/2009
Circuit City Stores, Inc.	12,400	♦
Call Strike $5.00
Expires 1/17/2009
Corning, Inc.	23,200	(1)
Call Strike $30.00
Expires 1/17/2009
Dow Chem Co.	16,800	(5)
Call Strike $35.00
Expires 1/17/2009
E.I. Du Pont de Nemours & Co.	11,000	(1)
Call Strike $45.00
Expires 1/17/2009
Hewlett Packard Co.	34,600	(29)
Call Strike $47.50
Expires 1/17/2009
Humana, Inc.	3,400	(1)
Call Strike $50.00
Expires 1/17/2009
Humana, Inc.	6,200	(4)
Call Strike $45.00
Expires 1/17/2009
International Game Technology	20,100	(2)
Call Strike $25.00
Expires 1/17/2009
SanDisk Corp.	7,000	(2)
Call Strike $20.00
Expires 1/17/2009
SanDisk Corp.	7,000	(2)
Call Strike $17.50
Expires 1/17/2009
Mechel OAO	28,700	(15)
Call Strike $20.00
Expires 1/17/2009
Viacom, Inc.	11,800	(3)
Call Strike $30.00
Expires 1/17/2009
International Paper Co.	5,900	(1)
Call Strike $30.00
Expires 1/17/2009
Consol Energy, Inc.	5,700	(1)
Call Strike $80.00
Expires 1/17/2009
Aetna, Inc.	1,700	♦
Call Strike $45.00
Expires 1/17/2009
SanDisk Corp.	2,200	(3)
Call Strike $20.00
Expires 1/16/2010
Time Warner, Inc.	15,300	(1)
Call Strike $16.00
Expires 1/17/2009
Dish Network Corp.	7,900	(1)
Call Strike $32.50
Expires 1/17/2009
Open Joint Stock Co.	10,900	(32)
Call Strike $22.50
Expires 4/18/2009
McDermott International, Inc.	8,200	(5)
Call Strike $30.00
Expires 2/21/2009
Bunge Ltd.	3,200	♦
Call Strike $85.00
Expires 4/18/2009
S&P 500 Index	1,200	♦
Call Strike $525.00
Expires 6/20/2009
S&P 500 Index	1,500	(35)
Call Strike $250.00
Expires 12/19/2009
Total Written Options (Premiums: $2,296)		(2,028)

The notes to the financial statements are an integral part of this report.

FUTURES CONTRACTS:

Description	Contracts G	Expiration Date	Amount	Net Unrealized Appreciation (Depreciation)
10-Year Japan Bond	4	12/10/2008	$(5,603)	$36
90-Day Euro Dollar	1	09/14/2009	(243)	(6)
DAX Index	3	12/19/2008	484	(84)
DJ Euro STOXX 50 Index	60	12/19/2008	1,982	(106)
FTSE 100 Index	8	12/19/2008	(564)	(5)
NIKKEI 225 Index	62	12/12/2008	5,318	(138)
NIKKEI 225 Index	26	12/11/2008	1,161	56
Russell 2000 Mini Index	60	12/18/2008	(3,219)	1,103
S&P 500 Index	18	12/18/2008	4,353	244
				$1,100

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Australian Dollar	(2,226)	11/14/2008	$(1,434)	$(43)
Brazilian Real	424	11/13/2008	200	(5)
Brazilian Real	(5,017)	11/13/2008	(2,200)	(104)
Canadian Dollar	(2,585)	11/07/2008	(2,070)	(74)
Chilean Peso	(195,600)	11/24/2008	(300)	9
Danish Krone	(2,738)	11/07/2008	(472)	4
Euro	(11,094)	11/07/2008	(14,566)	431
Euro	(987)	11/07/2008	(1,238)	(19)
Euro	(1,175)	11/13/2008	(1,475)	(22)
Euro	(724)	11/14/2008	(923)	♦
Hungarian Forint	(134,153)	11/13/2008	(639)	(18)
Japanese Yen	30,255	11/06/2008	302	5
Japanese Yen	205,534	11/07/2008	2,051	36
Japanese Yen	102,399	11/13/2008	1,100	(60)
Japanese Yen	348,379	11/13/2008	3,659	(121)
Japanese Yen	160,581	11/13/2008	1,684	(53)
Japanese Yen	233,518	11/13/2008	2,452	(81)
Japanese Yen	707,347	11/13/2008	7,430	(246)
Japanese Yen	510,228	11/14/2008	5,260	(78)
Mexican Peso	1,283	11/14/2008	100	(1)
Mexican Peso	(3,955)	11/14/2008	(295)	(11)
Mexican Peso	(16,832)	11/14/2008	(1,290)	(13)
New Zealand Dollar	169	11/13/2008	100	(2)
New Zealand Dollar	(2,438)	11/13/2008	(1,343)	(74)
Norwegian Krone	(3,080)	11/07/2008	(440)	(17)
Republic of Korea Won	254,500	11/12/2008	200	(2)
Republic of Korea Won	(2,892,744)	11/12/2008	(1,957)	(294)
Singapore Dollar	(1,045)	11/13/2008	(694)	(11)
Swiss Franc	215	11/06/2008	186	(1)
Swiss Franc	615	11/14/2008	529	1
Taiwan Dollar	3,268	11/07/2008	100	(1)
Taiwan Dollar	(19,417)	11/07/2008	(590)	1
Turkish Lira	(316)	11/07/2008	(200)	(4)
Turkish Lira	(881)	11/07/2008	(536)	(33)

The notes to the financial statements are an integral part of this report.

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Turkish Lira	(572)	11/14/2008	$(376)	$8
UAE Dirham	950	11/24/2008	267	(9)
UAE Dirham	(950)	11/24/2008	(259)	1
British Pound Sterling	(3,385)	11/06/2008	(5,708)	262
British Pound Sterling	(594)	11/06/2008	(1,002)	46
British Pound Sterling	(1,952)	11/07/2008	(3,293)	153
British Pound Sterling	(2,185)	11/13/2008	(3,401)	(111)
British Pound Sterling	(1,748)	11/13/2008	(2,728)	(83)
British Pound Sterling	(2,160)	11/13/2008	(3,376)	(98)
				$(732)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

Bought/Sold	Currency	Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Buy	Swiss Franc	3,851	11/14/2008	$5
Sell	British Pound Sterling	2,087	11/14/2008	(39)
Buy	Japanese Yen	226,402	11/14/2008	(131)
Sell	Euro	1,922	11/14/2008	(18)
Buy	Japanese Yen	86,634	11/7/2008	(49)
Sell	Euro	740	11/7/2008	(14)
Buy	Euro	659	11/13/2008	17
Sell	Hungarian Forint	173,272	11/13/2008	(27)
Buy	Japanese Yen	52,481	11/14/2008	(15)
Sell	Euro	425	11/14/2008	7
Buy	Japanese Yen	38,806	11/14/2008	(11)
Sell	Euro	316	11/14/2008	3
Buy	Japanese Yen	19,024	11/7/2008	(11)
Sell	Euro	160	11/7/2008	♦
				$(283)

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
U.S. Government Obligation	9.7%	$46,305
Foreign Government Obligation	8.9%	42,228
Oil, Gas & Consumable Fuels	6.7%	32,105
Pharmaceuticals	4.2%	20,188
Insurance	3.2%	15,293
Capital Markets	3.1%	14,455
Diversified Telecommunication Services	2.8%	13,023
Road & Rail	2.3%	10,764
Diversified Financial Services	2.2%	10,414
Metals & Mining	2.0%	9,244
Food Products	1.8%	8,253
Commercial Banks	1.7%	8,117
Wireless Telecommunication Services	1.6%	7,457
Industrial Conglomerates	1.5%	7,128
Communications Equipment	1.1%	5,314
Software	1.1%	5,022
Chemicals	1.0%	4,900
Health Care Providers & Services	1.0%	4,868
Electric Utilities	0.9%	4,285

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY (continued):
Automobiles	0.9%	$4,227
Beverages	0.9%	4,192
Media	0.9%	4,128
Energy Equipment & Services	0.9%	4,111
Computers & Peripherals	0.9%	4,092
Health Care Equipment & Supplies	0.8%	3,814
Derivative	0.8%	3,684
Semiconductors & Semiconductor Equipment	0.8%	3,676
Aerospace & Defense	0.7%	3,276
Real Estate Management & Development	0.7%	3,073
Tobacco	0.6%	2,811
Construction & Engineering	0.6%	2,724
Household Products	0.6%	2,717
Trading Companies & Distributors	0.6%	2,622
Household Durables	0.5%	2,459
Hotels, Restaurants & Leisure	0.4%	1,985
Food & Staples Retailing	0.4%	1,848
Office Electronics	0.4%	1,835
Paper & Forest Products	0.4%	1,802
Electronic Equipment & Instruments	0.3%	1,623
Machinery	0.3%	1,529
Transportation Infrastructure	0.3%	1,441
Internet Software & Services	0.3%	1,272
Independent Power Producers & Energy Traders	0.2%	999
Electrical Equipment	0.2%	977
Gas Utilities	0.2%	795
Life Sciences Tools & Services	0.2%	745
Specialty Retail	0.2%	728
Real Estate Investment Trusts	0.1%	635
Auto Components	0.1%	536
Multi-Utilities	0.1%	478
Building Products	0.1%	449
Leisure Equipment & Products	0.1%	403
Marine	0.1%	355
Multiline Retail	0.1%	321
Textiles, Apparel & Luxury Goods	0.1%	297
Containers & Packaging	0.1%	272
Air Freight & Logistics	0.1%	253
Construction Materials	0.1%	235
Personal Products	0.0%	179
Biotechnology	0.0%	136
IT Services	0.0%	102
Asset-Backed Security	0.0%	90
Distributors	0.0%	16
Internet & Catalog Retail	0.0%	10
Professional Services	0.0%	6
Consumer Finance	0.0%	1
Investment Securities, at Value	72.9%	343,322
Short-Term Investments	27.1%	127,476
Total Investments	100.0%	$470,798

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $92,737.
♦	Value and/or principal are less than $1.
*	Floating or variable rate note. Rate is listed as of 10/31/2008.
	Interest rate shown reflects the yield at 10/31/2008.
‡	Non-income producing security.
§	Illiquid. At 10/31/2008, these securities aggregated to $363 or 0.10% of the Fund’s net assets.
#

Aggregate cost for federal income tax purposes is $555,718. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $8,964 and $93,884, respectively. Net unrealized depreciation for tax purposes is $84,920.

≠	Escrow receipt deposits by the counterparty in the amount of $15,379 are segregated to cover margin requirements for open written option contracts.
Г	Contract amounts are not in thousands.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.89%, and a maturity date of 01/01/2037, and with a market value plus accrued interest of $683.
◊	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
ф	All or a portion of this security has been pledged as collateral by the custodian for the listed open future contracts held by the Fund. The value of all securities segregated is $4,905.
±	Restricted security. At 10/31/2008, the Fund owned the following securities (representing 0.62% of Net Assets) which were restricted as to public resale.

Description	Date of Acquisition	Principal	Cost	Value
Preferred Term Secs XXVI, Ltd. 1.00%, due 09/22/2037	9/14/2007	190	$188	$57
Preferred Term Secs XXVII, Ltd. 1.00%, due 12/22/2037	3/15/2007	200	200	156
Preferred Term Securities XXIV Note	6/20/2007	350	343	98
Preferred Term Securities XXV Note	12/13/2006	175	173	52
JPMorgan Chase BK N A	2/2/2006	1,750	1,097	1,356
JPMorgan Chase BK N A	2/10/2006	800	529	620

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers.  At 10/31/2008, these securities aggregated $3,217, or 0.85% of the fund’s net assets.

ADR	American Depository Receipt
SUB	Subordinated
PLC	Public Limited Company
REIT	Real Estate Investment Trust
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
GDR	Global Depository Receipt
CPI	Consumer Price Index
TIPS	Treasury Inflation Protected Security
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depository Receipts
OTC	Over The Counter

The notes to the financial statements are an integral part of this report.

Transamerica BlackRock Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.8%)
Aerospace & Defense (5.6%)
General Dynamics Corp.	106,000	$6,394
L-3 Communications Corp. ^	56,000	4,545
Lockheed Martin Corp. ^	49,000	4,167
Northrop Grumman Corp.	120,000	5,627
Raytheon Co.	102,000	5,213
Airlines (0.5%)
Southwest Airlines Co.	182,000	2,144
Biotechnology (2.4%)
Amgen, Inc. ‡	182,000	10,900
Capital Markets (0.1%)
Ameriprise Financial, Inc. ^	22,000	475
Chemicals (0.3%)
Eastman Chemical Co. ^	39,000	1,575
Commercial Banks (0.4%)
Wells Fargo & Co. ^	51,000	1,736
Commercial Services & Supplies (0.8%)
Waste Management, Inc.	115,000	3,591
Computers & Peripherals (2.2%)
Hewlett-Packard Co.	117,000	4,479
International Business Machines Corp.	45,000	4,184
QLogic Corp. ‡	38,000	457
Western Digital Corp. ‡ ^	42,000	693
Consumer Finance (1.5%)
AmeriCredit Corp. ‡ ^	186,000	1,090
Capital One Financial Corp. ^	157,000	6,142
Diversified Financial Services (1.3%)
Bank of America Corp.	58,000	1,402
JPMorgan Chase & Co.	108,000	4,455
Diversified Telecommunication Services (2.1%)
AT&T, Inc.	242,000	6,478
CenturyTel, Inc. ^	94,000	2,360
Frontier Communications Corp. ^	148,000	1,126
Electronic Equipment & Instruments (1.5%)
Agilent Technologies, Inc. ‡ ^	133,000	2,951
Avnet, Inc. ‡	244,000	4,085
Energy Equipment & Services (1.2%)
Ensco International, Inc. ^	78,000	2,965
Rowan Cos., Inc. ^	157,000	2,848
Food & Staples Retailing (4.0%)
CVS Caremark Corp.	202,000	6,191
Kroger Co.	197,000	5,410
Wal-Mart Stores, Inc. ^	125,000	6,976
Food Products (1.6%)
General Mills, Inc. ^	96,000	6,503
HJ Heinz Co.	19,000	833
Health Care Providers & Services (5.2%)
Aetna, Inc.	157,000	3,905
AmerisourceBergen Corp. -Class A	106,000	3,315
Cigna Corp.	165,000	2,689
McKesson Corp. ^	114,000	4,194
Medco Health Solutions, Inc. ‡	108,000	4,099
WellPoint, Inc. ‡	157,000	6,103
Hotels, Restaurants & Leisure (1.1%)
McDonald’s Corp.	90,000	5,214
Household Durables (3.3%)
Pulte Homes, Inc. ^	447,000	4,980
Toll Brothers, Inc. ‡ ^	250,000	5,780
Whirlpool Corp. ^	90,000	4,198
Household Products (0.6%)
Procter & Gamble Co.	45,000	2,904
Independent Power Producers & Energy Traders (1.2%)
NRG Energy, Inc. ‡ ^	246,000	5,719
Industrial Conglomerates (2.2%)
General Electric Co.	514,000	10,028
Insurance (12.2%)
ACE, Ltd.	58,000	3,327
Allstate Corp.	195,000	5,146
American Financial Group, Inc. ^	79,500	1,807
Axis Capital Holdings, Ltd.	47,000	1,339
Chubb Corp.	123,000	6,374
HCC Insurance Holdings, Inc.	48,000	1,059
Lincoln National Corp.	153,000	2,638
Marsh & McLennan Cos., Inc.	207,000	6,069
MetLife, Inc. ^	169,000	5,614
Progressive Corp.	347,000	4,952
Prudential Financial, Inc.	159,000	4,770
Torchmark Corp. ^	105,000	4,386
Travelers Cos., Inc.	162,000	6,893
Unum Group	119,000	1,874
IT Services (1.1%)
Computer Sciences Corp. ‡	118,000	3,559
Convergys Corp. ‡	151,000	1,161
Life Sciences Tools & Services (0.1%)
Invitrogen Corp. ‡ ^	24,000	691
Machinery (1.5%)
AGCO Corp. ‡ ^	85,000	2,679
Parker Hannifin Corp.	61,000	2,365
SPX Corp. ^	47,000	1,821
Media (1.5%)
Walt Disney Co. ^	274,000	7,097
Metals & Mining (2.3%)
Freeport-McMoRan Copper & Gold, Inc. ^	209,000	6,082
Reliance Steel & Aluminum Co.	53,000	1,327
U.S. Steel Corp.	85,000	3,135
Multiline Retail (0.3%)
Dollar Tree, Inc. ‡	34,000	1,293
Office Electronics (0.4%)
Xerox Corp. ^	224,000	1,796
Oil, Gas & Consumable Fuels (22.9%)
Apache Corp.	96,000	7,904
Chevron Corp.	275,000	20,515
ConocoPhillips ^	240,000	12,485
Devon Energy Corp.	103,000	8,329
Exxon Mobil Corp. ^	487,000	36,096
Hess Corp. ^	46,000	2,770
Marathon Oil Corp.	250,000	7,275
Noble Energy, Inc.	63,000	3,265
Occidental Petroleum Corp.	64,000	3,555
Overseas Shipholding Group, Inc. ^	17,000	639
Sunoco, Inc. ^	38,000	1,159
Valero Energy Corp.	92,000	1,893
Pharmaceuticals (10.1%)
Eli Lilly & Co.	223,000	7,542
Johnson & Johnson	273,000	16,746
Merck & Co., Inc.	190,000	5,880
Pfizer, Inc.	943,000	16,700

The notes to the financial statements are an integral part of this report.

	Shares	Value
Road & Rail (1.0%)
CSX Corp.	90,000	$4,115
Ryder System, Inc. ^	10,000	396
Semiconductors & Semiconductor Equipment (3.0%)
Integrated Device Technology, Inc. ‡	204,000	1,297
Intel Corp.	364,000	5,824
Intersil Corp. -Class A ^	236,000	3,231
KLA-Tencor Corp. ^	142,000	3,301
Software (2.2%)
CA, Inc.	121,000	2,154
Compuware Corp. ‡ ^	450,000	2,871
Symantec Corp. ‡	397,000	4,994
Specialty Retail (2.1%)
Gap, Inc.	403,000	5,215
RadioShack Corp.	358,000	4,532
Total Common Stocks (cost $580,285)		461,060

INVESTMENT COMPANIES (0.0%)
Capital Markets (0.0%)
Merrill Lynch Money Market Mutual Fund, 1.53% 	150,883	151
Total Investment Companies (cost $151)		151

	Principal
REPURCHASE AGREEMENT (0.1%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $424 on 11/03/2008 ◊ •	$424	424
Total Repurchase Agreement (cost $424)		424

	Shares
SECURITIES LENDING COLLATERAL (11.2%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% ◊ 	51,531,292	51,531

Total Securities Lending Collateral (cost $51,531)		51,531

Total Investment Securities (cost $632,391) #		$513,166

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $50,316.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, a maturity date of 12/01/2019, and with a market value plus accrued interest of $433.
◊	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $642,117. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $8,610 and $137,561, respectively. Net unrealized depreciation for tax purposes is $128,951.

The notes to the financial statements are an integral part of this report.

Transamerica BlackRock Natural Resources

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.9%)
Chemicals (0.7%)
E.I. duPont de Nemours & Co.	9,500	$304
Praxair, Inc.	5,000	326
Energy Equipment & Services (27.2%)
Acergy SA ADR ^	24,200	169
Baker Hughes, Inc. ^	25,800	902
BJ Services Co. ^	26,900	346
Cameron International Corp. ‡ ^	53,200	1,291
Complete Production Services, Inc. ‡ ^	11,800	146
Diamond Offshore Drilling, Inc. ^	14,100	1,252
Dresser-Rand Group, Inc. ‡ ^	51,300	1,149
Dril-Quip, Inc. ‡ ^	16,100	398
Enquest Energy Services Corp. ‡	13,333	7
Ensco International, Inc. ^	9,100	346
Exterran Holdings, Inc. ‡ ^	130	3
FMC Technologies, Inc. ‡ ^	40,700	1,424
Halliburton Co.	50,200	993
Helmerich & Payne, Inc. ^	26,200	899
Hercules Offshore, Inc. ‡ ^	11,300	82
Nabors Industries, Ltd. ‡ ^	31,400	452
National Oilwell Varco, Inc. ‡	68,672	2,053
Noble Corp. ^	43,200	1,391
Oil States International, Inc. ‡ ^	22,500	520
Pride International, Inc. ‡ ^	19,500	366
Rowan Cos., Inc. ^	13,200	239
Saipem SpA	45,300	851
Schlumberger, Ltd. ^	21,700	1,121
Smith International, Inc. ^	23,600	814
Technip SA ADR	18,500	561
Tesco Corp. ‡	30,300	791
Transocean, Inc. ^	42,321	3,484
Trican Well Service, Ltd. ^	12,400	116
Weatherford International, Ltd. ‡ ^	99,600	1,681
Gas Utilities (1.1%)
Equitable Resources, Inc. ^	27,900	968
Independent Power Producers & Energy Traders (0.0%)
Dynegy, Inc. -Class A ‡ ^	700	3
Metals & Mining (5.8%)
Alcoa, Inc. ^	6,500	75
Alumina, Ltd. ^	42,300	60
Aluminum Corp. of China, Ltd. ADR ^	54,800	514
Barrick Gold Corp.	14,300	327
BHP Billiton, Ltd.	17,300	332
Cia Vale do Rio Doce -Class B ADR ^	49,800	653
Eldorado Gold Corp. ‡	115,400	477
Goldcorp, Inc.	38,200	714
Hudbay Minerals, Inc. ‡	53,700	242
Inmet Mining Corp.	3,700	83
Newcrest Mining, Ltd.	42,795	588
Newmont Mining Corp.	2,400	63
Southern Copper Corp. ^	37,800	550
Teck Cominco, Ltd. -Class B ^	24,916	248
Oil, Gas & Consumable Fuels (61.6%)
Addax Petroleum Corp.	13,000	194
Anadarko Petroleum Corp.	15,000	530
Apache Corp. ^	36,200	2,980
Arch Coal, Inc. ^	9,900	212
BP PLC ADR ^	11,700	581
Cabot Oil & Gas Corp.	25,100	705
Canadian Natural Resources, Ltd.	25,100	1,267
Carrizo Oil & Gas, Inc. ‡ ^	16,300	381
Chevron Corp.	39,800	2,969
Cimarex Energy Co. ^	5,600	227
CNOOC, Ltd. ADR ^	9,000	735
Coastal Energy Co. ‡	137,550	169
Compton Petroleum Corp. ‡ ^	33,100	69
Connacher Oil And Gas, Ltd. ‡ ^	126,500	194
ConocoPhillips ^	36,500	1,899
Consol Energy, Inc. ^	19,500	612
Crew Energy, Inc. ‡	77,300	435
Denbury Resources, Inc. ‡ ^	16,700	212
Devon Energy Corp.	56,300	4,552
EnCana Corp.	35,200	1,788
ENI SpA ADR	5,300	255
EOG Resources, Inc.	60,200	4,871
Exxon Mobil Corp. ^	36,900	2,735
Forest Oil Corp. ‡ ^	13,100	383
Hess Corp.	21,800	1,313
Husky Energy, Inc.	29,000	879
Marathon Oil Corp.	40,700	1,184
Mariner Energy, Inc. ‡	10,600	153
Murphy Oil Corp. ^	70,700	3,580
Newfield Exploration Co. ‡ ^	19,700	453
Nexen, Inc.	32,400	515
Noble Energy, Inc. ^	18,100	938
Occidental Petroleum Corp.	34,400	1,911
Oilexco, Inc. ‡	22,500	95
Pan Orient Energy Corp. ‡	61,600	248
Paramount Resources, Ltd. -Class A ‡	19,800	147
Patriot Coal Corp. ‡ ^	7,940	126
Peabody Energy Corp. ^	39,700	1,370
Petro-Canada	34,200	855
Petroleo Brasileiro SA ADR	30,800	828
Pioneer Natural Resources Co. ^	10,600	295
Proex Energy, Ltd. ‡ ^	42,500	437
Range Resources Corp. ^	44,800	1,891
Sandridge Energy, Inc. ‡ ^	20,100	215
Southwestern Energy Co. ‡ ^	17,800	634
Suncor Energy, Inc.	70,000	1,681
Talisman Energy, Inc.	158,800	1,569
Total SA ADR ^	26,000	1,441
Tristar Oil & Gas, Ltd. ‡ ^	61,348	522
Tusk Energy Corp. ‡ ^	192,200	196
UTS Energy Corp. ‡	65,000	50
Valero Energy Corp.	25,400	523
Williams Cos., Inc. ^	19,400	407
XTO Energy, Inc.	7,375	265
Paper & Forest Products (0.3%)
Votorantim Celulose E Papel SA ADR ‡ ^	26,400	266
Transportation Infrastructure (0.2%)
Aegean Marine Petroleum Network, Inc. ^	19,900	214
Total Common Stocks (cost $106,647)		84,530

The notes to the financial statements are an integral part of this report.

	Principal	Value
REPURCHASE AGREEMENT (2.5%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $2,142 on 11/03/2008 à •	$2,142	$2,142
Total Repurchase Agreement (cost $2,142)		2,142

	Shares
SECURITIES LENDING COLLATERAL (25.6%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à	22,356,544	22,357
Total Securities Lending Collateral (cost $22,357)		22,357
Total Investment Securities (cost $131,146) #		$109,029

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $21,823.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.89%, a maturity date of 01/01/2037, and with a market value plus accrued interest of $2,188.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $131,148. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,473 and $25,592, respectively. Net unrealized depreciation for tax purposes is $22,119.

DEFINITIONS:

ADR	American Depository Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

Transamerica BNY Mellon Market Neutral Strategy

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (90.7%)
Aerospace & Defense (4.0%)
Goodrich Corp.	34,500	$1,261
Honeywell International, Inc.	47,700	1,452
L-3 Communications Corp.	11,700	950
Northrop Grumman Corp.	27,000	1,266
Air Freight & Logistics (0.5%)
UTI Worldwide, Inc.	54,700	643
Airlines (0.9%)
Southwest Airlines Co.	98,000	1,154
Auto Components (1.5%)
Arvinmeritor, Inc.	56,800	336
Autoliv, Inc.	66,600	1,423
Beverages (1.8%)
Central European Distribution Corp. ‡	18,600	535
Pepsi Bottling Group, Inc.	22,800	527
PepsiAmericas, Inc.	62,400	1,181
Capital Markets (0.6%)
Ameriprise Financial, Inc.	33,600	726
Chemicals (3.9%)
Ashland, Inc.	78,400	1,771
CF Industries Holdings, Inc.	7,600	488
Dow Chemical Co.	30,800	821
Monsanto Co.	8,100	721
Mosaic Co.	8,800	347
Terra Industries, Inc.	22,100	486
Commercial Services & Supplies (3.0%)
Brink’s Co.	26,500	1,285
Herman Miller, Inc.	43,500	957
RR Donnelley & Sons Co.	77,800	1,289
Computers & Peripherals (0.7%)
Hewlett-Packard Co.	7,600	291
Lexmark International, Inc. -Class A ‡	24,400	630
Construction & Engineering (1.8%)
Dycom Industries, Inc. ‡	72,900	647
Fluor Corp.	38,900	1,553
Containers & Packaging (1.3%)
Crown Holdings, Inc. ‡	21,000	424
Greif, Inc. -Class A	21,600	877
Owens-Illinois, Inc. ‡	17,000	389
Diversified Consumer Services (0.4%)
Weight Watchers International, Inc.	14,300	447
Diversified Financial Services (0.9%)
NASDAQ OMX Group ‡	32,000	1,039
Diversified Telecommunication Services (0.4%)
CenturyTel, Inc.	18,800	472
Electric Utilities (6.6%)
CenterPoint Energy, Inc.	163,800	1,887
DPL, Inc.	29,600	675
DTE Energy Co.	6,300	222
Pepco Holdings, Inc.	108,700	2,245
Pinnacle West Capital Corp.	29,500	934
Sierra Pacific Resources	233,800	1,938
Electrical Equipment (0.6%)
Hubbell, Inc. -Class B	9,500	341
Thomas & Betts Corp. ‡	13,500	321
Electronic Equipment & Instruments (3.2%)
Arrow Electronics, Inc. ‡	21,300	372
Avnet, Inc. ‡	49,400	827
Ingram Micro, Inc. -Class A ‡	58,600	781
Jabil Circuit, Inc.	230,600	1,939
Energy Equipment & Services (2.4%)
Cameron International Corp. ‡	36,700	890
FMC Technologies, Inc. ‡	25,200	882
National Oilwell Varco, Inc. ‡	41,700	1,246
Food & Staples Retailing (1.9%)
Safeway, Inc.	42,700	908
SYSCO Corp.	53,500	1,402
Food Products (3.1%)
Archer-Daniels-Midland Co.	32,000	663
Bunge, Ltd.	11,000	423
Hormel Foods Corp.	9,500	268
Ralcorp Holdings, Inc. ‡	37,500	2,538
Gas Utilities (0.4%)
UGI Corp.	18,000	430
Health Care Equipment & Supplies (2.3%)
Boston Scientific Corp. ‡	101,500	917
Dentsply International, Inc.	25,100	763
Gen-Probe, Inc. ‡	6,200	292
Varian Medical Systems, Inc. ‡	18,900	860
Health Care Providers & Services (5.7%)
Aetna, Inc.	19,900	495
AmerisourceBergen Corp. -Class A	43,400	1,357
Cigna Corp.	9,100	148
Express Scripts, Inc. -Class A ‡	21,600	1,309
LifePoint Hospitals, Inc. ‡	47,500	1,139
Lincare Holdings, Inc. ‡	39,300	1,036
Patterson Cos., Inc. ‡	34,800	881
Universal Health Services, Inc. -Class B	18,300	769
Hotels, Restaurants & Leisure (1.6%)
International Speedway Corp. -Class A	20,300	637
Panera Bread Co. -Class A ‡	7,600	343
Wyndham Worldwide Corp.	117,000	958
Household Durables (3.3%)
Fortune Brands, Inc.	24,100	919
Harman International Industries, Inc.	34,500	634
Jarden Corp. ‡	60,900	1,084
Snap-On, Inc.	35,100	1,297
Independent Power Producers & Energy Traders (1.1%)
AES Corp. ‡	91,900	732
Reliant Energy, Inc. ‡	125,300	658
Insurance (0.9%)
Axis Capital Holdings, Ltd.	13,600	387
CNA Financial Corp.	31,400	489
Unum Group	15,200	239
IT Services (1.6%)
Gartner, Inc. ‡	105,900	1,949
Leisure Equipment & Products (0.2%)
Callaway Golf Co.	23,500	246

The notes to the financial statements are an integral part of this report.

	Shares	Value
Machinery (1.8%)
Caterpillar, Inc.	22,100	$844
Deere & Co.	8,500	328
Ingersoll-Rand Co., Ltd. -Class A	11,100	205
Oshkosh Corp.	89,700	687
Media (5.4%)
CBS Corp. -Class B	96,800	940
Comcast Corp. -Class A	61,200	965
Harte-Hanks, Inc.	132,144	928
Meredith Corp.	22,200	430
News Corp. -Class A	121,700	1,295
Time Warner, Inc.	68,100	687
Valassis Communications, Inc. ‡	54,900	244
Viacom, Inc. -Class B ‡	44,000	890
Metals & Mining (1.1%)
AK Steel Holding Corp.	23,800	331
Reliance Steel & Aluminum Co.	12,800	321
Worthington Industries, Inc.	47,800	577
Multiline Retail (0.3%)
Macy’s, Inc.	30,400	374
Multi-Utilities (1.6%)
Integrys Energy Group, Inc.	30,800	1,468
MDU Resources Group, Inc.	29,600	539
Office Electronics (0.7%)
Xerox Corp.	110,200	884
Oil, Gas & Consumable Fuels (5.6%)
Cimarex Energy Co.	30,700	1,242
ConocoPhillips	28,500	1,483
Massey Energy Co.	12,700	293
Murphy Oil Corp.	14,000	709
Occidental Petroleum Corp.	6,300	350
Overseas Shipholding Group, Inc.	24,427	918
Quicksilver Resources, Inc. ‡	29,000	304
W&T Offshore, Inc.	16,300	312
Williams Cos., Inc.	59,100	1,239
Personal Products (0.7%)
Avon Products, Inc.	32,500	807
Pharmaceuticals (3.0%)
Eli Lilly & Co.	22,000	744
Medicis Pharmaceutical Corp. -Class A	78,500	1,120
Watson Pharmaceuticals, Inc. ‡	70,200	1,837
Professional Services (1.7%)
Manpower, Inc.	30,500	949
MPS Group, Inc. ‡	136,900	1,066
Road & Rail (1.0%)
CSX Corp.	27,200	1,244
Semiconductors & Semiconductor Equipment (1.8%)
Analog Devices, Inc.	29,500	630
Intersil Corp. -Class A	97,900	1,340
Texas Instruments, Inc.	12,600	246
Software (2.6%)
Adobe Systems, Inc. ‡	16,200	432
ANSYS, Inc. ‡	13,300	381
Autodesk, Inc. ‡	43,500	927
Synopsys, Inc. ‡	51,300	938
Wind River Systems, Inc. ‡	37,100	324
Specialty Retail (3.4%)
Advance Auto Parts, Inc.	47,300	1,476
AutoNation, Inc. ‡	93,400	642
Gap, Inc.	46,800	606
RadioShack Corp.	58,000	734
Urban Outfitters, Inc. ‡	32,900	715
Textiles, Apparel & Luxury Goods (2.7%)
Coach, Inc. ‡	30,600	630
Jones Apparel Group, Inc.	62,500	694
Warnaco Group, Inc. ‡	63,400	1,890
Trading Companies & Distributors (0.7%)
GATX Corp.	7,700	220
WESCO International, Inc. ‡	30,600	608
Total Common Stocks (cost $144,425)		110,045
Total Investment Securities (cost $144,425) #		$110,045

The notes to the financial statements are an integral part of this report.

	Shares	Value
SECURITIES SOLD SHORT (88.1%)
COMMON STOCKS (88.1%)
Aerospace & Defense (2.0%)
Alliant Techsystems, Inc. ‡	(15,400)	$(1,271)
Boeing Co.	(14,700)	(768)
Lockheed Martin Corp.	(6,300)	(536)
Air Freight & Logistics (1.4%)
United Parcel Service, Inc.	(31,700)	(1,673)
Airlines (0.5%)
Alaska Air Group, Inc. ‡	(26,400)	(652)
Auto Components (0.2%)
Modine Manufacturing Co.	(34,300)	(254)
Automobiles (0.7%)
Harley-Davidson, Inc.	(33,100)	(810)
Beverages (1.0%)
PepsiCo, Inc.	(21,200)	(1,209)
Building Products (0.5%)
Owens Corning, Inc. ‡	(36,500)	(574)
Capital Markets (0.8%)
Eaton Vance Corp.	(8,900)	(196)
Franklin Resources, Inc.	(7,100)	(483)
T. Rowe Price Group, Inc.	(7,500)	(297)
Chemicals (3.0%)
Air Products & Chemicals, Inc.	(5,200)	(302)
Ecolab, Inc.	(41,800)	(1,557)
Praxair, Inc.	(18,200)	(1,186)
RPM International, Inc.	(14,200)	(202)
Sigma-Aldrich Corp.	(4,900)	(215)
Commercial Services & Supplies (2.9%)
Corrections Corp. of America ‡	(75,500)	(1,443)
Deluxe Corp.	(41,000)	(499)
Pitney Bowes, Inc.	(6,800)	(168)
Rollins, Inc.	(82,900)	(1,457)
Communications Equipment (2.1%)
Ciena Corp. ‡	(30,000)	(288)
Motorola, Inc.	(157,800)	(847)
Polycom, Inc. ‡	(70,300)	(1,477)
Computers & Peripherals (1.2%)
EMC Corp. ‡	(95,200)	(1,121)
Sun Microsystems, Inc. ‡	(83,400)	(384)
Construction & Engineering (0.2%)
Quanta Services, Inc. ‡	(13,000)	(257)
Containers & Packaging (0.4%)
Ball Corp.	(12,900)	(441)
Diversified Consumer Services (2.1%)
Apollo Group, Inc. ‡	(21,000)	(1,460)
Career Education Corp. ‡	(43,800)	(692)
Corinthian Colleges, Inc. ‡	(21,500)	(307)
Diversified Financial Services (0.8%)
Citigroup, Inc.	(44,400)	(606)
Leucadia National Corp.	(13,500)	(362)
Electric Utilities (5.4%)
Ameren Corp.	(6,700)	(217)
Black Hills Corp.	(48,800)	(1,232)
Exelon Corp.	(10,300)	(559)
FirstEnergy Corp.	(9,300)	(485)
Idacorp, Inc.	(26,500)	(706)
PPL Corp.	(38,400)	(1,260)
Southern Co.	(14,300)	(491)
Westar Energy, Inc.	(83,300)	(1,624)
Electronic Equipment & Instruments (0.9%)
Dolby Laboratories, Inc. ‡	(30,300)	(957)
Itron, Inc. ‡	(3,300)	(160)
Energy Equipment & Services (1.2%)
Global Industries, Ltd. ‡	(246,600)	(629)
Hercules Offshore, Inc. ‡	(115,500)	(842)
Food & Staples Retailing (0.5%)
Ruddick Corp.	(19,100)	(547)
Food Products (4.9%)
Campbell Soup Co.	(42,000)	(1,594)
ConAgra Foods, Inc.	(45,100)	(786)
Hershey Co.	(35,200)	(1,311)
Kellogg Co.	(25,600)	(1,291)
Smithfield Foods, Inc. ‡	(88,400)	(930)
Gas Utilities (0.5%)
WGL Holdings	(18,400)	(592)
Health Care Equipment & Supplies (3.8%)
Baxter International, Inc.	(6,300)	(381)
Cooper Cos., Inc.	(26,600)	(438)
Inverness Medical Innovations, Inc. ‡	(36,500)	(699)
Medtronic, Inc.	(18,800)	(758)
ResMed, Inc. ‡	(14,800)	(507)
Teleflex, Inc.	(35,400)	(1,876)
Health Care Providers & Services (2.8%)
Coventry Health Care, Inc. ‡	(7,800)	(103)
Health Net, Inc. ‡	(68,800)	(886)
Humana, Inc. ‡	(13,500)	(399)
Kindred Healthcare, Inc. ‡	(30,900)	(448)
Laboratory Corp. of America Holdings ‡	(11,000)	(676)
Medco Health Solutions, Inc. ‡	(23,800)	(903)
Hotels, Restaurants & Leisure (3.0%)
Darden Restaurants, Inc.	(41,500)	(920)
International Game Technology	(32,200)	(451)
McDonald’s Corp.	(11,700)	(678)
Penn National Gaming, Inc. ‡	(16,800)	(324)
Royal Caribbean Cruises, Ltd.	(33,400)	(453)
Yum! Brands, Inc.	(20,000)	(580)
Household Durables (2.5%)
Black & Decker Corp.	(24,500)	(1,240)
Leggett & Platt, Inc.	(61,700)	(1,071)
Whirlpool Corp.	(16,100)	(751)
Household Products (1.9%)
Energizer Holdings, Inc. ‡	(24,100)	(1,178)
Kimberly-Clark Corp.	(18,600)	(1,140)
Independent Power Producers & Energy Traders (2.0%)
Mirant Corp. ‡	(89,600)	(1,570)
NRG Energy, Inc. ‡	(38,100)	(886)
Insurance (1.8%)
Fidelity National Financial, Inc.	(33,200)	(299)
Mercury General Corp.	(38,600)	(1,983)
IT Services (0.9%)
Cognizant Technology Solutions Corp. ‡	(23,800)	(457)
Paychex, Inc.	(8,100)	(231)
Total System Services, Inc.	(30,500)	(419)
Leisure Equipment & Products (1.0%)
Eastman Kodak Co.	(46,900)	(431)
Mattel, Inc.	(51,900)	(780)
Life Sciences Tools & Services (0.8%)
Covance, Inc. ‡	(20,300)	(1,015)

The notes to the financial statements are an integral part of this report.

	Shares	Value
Machinery (1.1%)
Graco, Inc.	(16,500)	$(408)
PACCAR, Inc.	(31,800)	(930)
Media (3.1%)
Cablevision Systems Corp.	(32,300)	(573)
Marvel Entertainment, Inc. ‡	(38,000)	(1,223)
McGraw-Hill Cos., Inc.	(30,500)	(819)
Scholastic Corp.	(60,600)	(1,125)
Metals & Mining (1.6%)
Allegheny Technologies, Inc.	(33,700)	(894)
Century Aluminum Co. ‡	(89,800)	(1,129)
Multiline Retail (2.4%)
JC Penney Corp., Inc.	(23,100)	(553)
Kohl’s Corp. ‡	(19,000)	(667)
Nordstrom, Inc.	(55,800)	(1,009)
Walgreen Co.	(23,000)	(586)
Multi-Utilities (2.0%)
Oge Energy Corp.	(40,600)	(1,108)
PNM Resources, Inc.	(96,100)	(937)
Vectren Corp.	(13,400)	(338)
Oil, Gas & Consumable Fuels (5.7%)
Anadarko Petroleum Corp.	(12,800)	(452)
Chesapeake Energy Corp.	(53,600)	(1,178)
Consol Energy, Inc.	(40,200)	(1,262)
Marathon Oil Corp.	(40,600)	(1,181)
Newfield Exploration Co. ‡	(49,500)	(1,137)
PetroHawk Energy Corp. ‡	(20,900)	(396)
Sunoco, Inc.	(26,700)	(814)
Tesoro Corp.	(56,100)	(542)
Paper & Forest Products (0.5%)
Weyerhaeuser Co.	(15,200)	(581)
Personal Products (0.2%)
Alberto-Culver Co.	(10,400)	(268)
Pharmaceuticals (1.6%)
Merck & Co., Inc.	(16,300)	(504)
Schering-Plough Corp.	(98,400)	(1,426)
Professional Services (0.9%)
Corporate Executive Board Co.	(35,600)	(1,062)
Real Estate Management & Development (0.4%)
Forest City Enterprises, Inc.	(44,300)	(527)
Road & Rail (1.1%)
Con-Way, Inc.	(18,100)	(616)
Norfolk Southern Corp.	(8,100)	(485)
Ryder System, Inc.	(6,300)	(250)
Semiconductors & Semiconductor Equipment (3.8%)
Applied Materials, Inc.	(46,300)	(598)
KLA-Tencor Corp.	(27,200)	(632)
LAM Research Corp. ‡	(11,000)	(246)
Microchip Technology, Inc.	(33,100)	(815)
Micron Technology, Inc. ‡	(215,100)	(1,013)
Novellus Systems, Inc. ‡	(16,600)	(262)
Varian Semiconductor Equipment Associates, Inc. ‡	(52,500)	(1,030)
Software (3.6%)
Cadence Design Systems, Inc. ‡	(192,700)	(784)
Citrix Systems, Inc. ‡	(61,300)	(1,580)
Electronic Arts, Inc. ‡	(39,400)	(898)
Macrovision Solutions Corp. ‡	(112,400)	(1,245)
Specialty Retail (3.7%)
Abercrombie & Fitch Co.	(28,300)	(820)
American Eagle Outfitters, Inc.	(133,900)	(1,489)
Bed Bath & Beyond, Inc. ‡	(34,900)	(899)
Collective Brands, Inc. ‡	(35,500)	(454)
Lowe’s Companies, Inc.	(12,900)	(280)
Petsmart, Inc.	(18,900)	(372)
Staples, Inc.	(14,600)	(284)
Textiles, Apparel & Luxury Goods (0.3%)
Phillips-Van Heusen Corp.	(12,600)	(309)
Trading Companies & Distributors (1.6%)
United Rentals, Inc. ‡	(127,400)	(1,306)
WW Grainger, Inc.	(8,100)	(636)
Wireless Telecommunication Services (0.8%)
Leap Wireless International, Inc. ‡	(19,600)	(550)
US Cellular Corp. ‡	(8,900)	(341)
Total Common Stocks (proceeds $143,542)		(106,961)

Total Securities Sold Short (proceeds $143,542) #		$(106,961)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $147,748. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,415 and $39,118, respectively. Net unrealized depreciation for tax purposes is $37,703.

The notes to the financial statements are an integral part of this report.

Transamerica Evergreen International Small Cap

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCK (2.0%)
Germany (2.0%)
Fresenius Se, 1.41% 	100,118	$6,355
Total Preferred Stock (cost $7,411)		6,355

COMMON STOCKS (92.4%)
Argentina (0.4%)
IRSA Inversiones y Representaciones SA GDR ‡ ^	327,803	1,177
Australia (4.0%)
AMP, Ltd. ^	752,392	2,737
Asx, Ltd. ^	274,170	5,505
QBE Insurance Group, Ltd. ^	177,258	3,024
Sino Gold Mining, Ltd. ‡ ^	526,202	1,212
Austria (0.3%)
Intercell AG ‡	35,975	1,008
Belgium (1.2%)
Belgacom SA	88,780	3,038
UCB SA	30,210	769
Bermuda (1.3%)
Dockwise, Ltd. ‡ §	969,864	866
Lancashire Holdings, Ltd.	589,339	3,252
Brazil (0.2%)
Empresa Brasileira de Aeronautica SA ADR ^	32,318	676
Canada (2.0%)
Agnico-Eagle Mines, Ltd.	34,428	952
Barrick Gold Corp.	71,391	1,622
Goldcorp, Inc.	76,598	1,432
Platmin, Ltd. ‡ §	410,073	310
Potash Corp. of Saskatchewan	9,362	798
Rocky Mountain Dealership, Inc. §	167,865	1,045
Rogers Communications, Inc. -Class B	27,400	795
Cayman Islands (2.6%)
Baidu.Com ADR ‡ ^	14,891	3,068
SINA Corp. ‡ ^	73,570	2,384
Vanceinfo Technologies, Inc. ADR ‡	267,979	1,970
Yingli Green Energy Holding Co., Ltd. ADR ‡	97,712	515
Finland (1.6%)
Sampo OYJ -Class A	252,301	5,056
France (16.2%)
Carbone Lorraine ^	86,550	2,574
CNP Assurances	34,070	2,745
Eurofins Scientific ^	105,451	5,907
Flo Groupe §	437,296	1,499
Ipsen SA	109,012	4,144
Natixis	380,330	842
Neopost SA	29,780	2,493
Scor SE	570,572	9,348
Sechilienne-Sidec	112,933	4,336
Sodexo ^	151,445	7,272
Technip SA ^	30,482	913
Teleperformance ^	418,295	9,026
Germany (5.2%)
Adidas AG	66,046	2,294
Continental AG ^	5,422	223
Deutsche Boerse AG	107,150	8,380
Rhoen Klinikum AG	207,447	4,409
Salzgitter AG	15,167	977
Solarworld AG ^	16,724	412
Greece (1.9%)
EFG Eurobank Ergasias SA	69,034	750
Hellenic Exchanges SA Holding Clearing Settlement And Registry	531,920	4,648
Terna Energy SA §	115,526	532
Italy (1.2%)
Ansaldo Sts SpA	175,290	2,246
Davide Campari-Milano SpA	210,763	1,471
Japan (24.4%)
Ariake Japan Co., Ltd. ^	288,100	4,697
Asahi Breweries, Ltd.	295,000	4,869
Capcom Co., Ltd. ^	68,400	1,525
Daiichi Sankyo Co., Ltd.	119,200	2,444
East Japan Railway Co.	388	2,761
Eisai Co., Ltd. ^	28,700	931
Familymart Co., Ltd. ^	144,500	5,725
Lawson, Inc.	121,600	5,943
Nipponkoa Insurance Co., Ltd. ^	911,397	5,463
Nissha Printing Co., Ltd. ^	69,600	3,870
ONO Pharmaceutical Co., Ltd. ^	17,100	762
Shionogi & Co., Ltd.	223,100	3,797
Sompo Japan Insurance, Inc. ^	816,000	5,719
Square Enix Holdings Co., Ltd. ^	67,500	1,701
Sugi Holdings Co., Ltd. ^	350,900	8,439
Sundrug Co., Ltd. ^	177,200	3,226
T&D Holdings, Inc.	124,850	4,769
Toho Co., Ltd. ^	133,500	2,545
Toray Industries, Inc. ^	635,000	2,949
Uni-Charm Corp.	76,500	5,487
Jersey, C.I. (2.8%)
Charter International PLC	170,695	1,113
Experian Group, Ltd.	900,935	4,969
Randgold Resources, Ltd. ADR ^	89,595	2,778
Korea, Republic of (0.3%)
Lotte Confectionery Co., Ltd.	396	338
Taeyoung Engineering & Construction	233,200	657
Netherlands (1.3%)
Koninklijke Boskalis Westminster NV	129,324	4,269
Papua New Guinea (0.8%)
Lihir Gold, Ltd. ‡ ^	2,004,734	2,501
Portugal (0.3%)
Galp Energia SGPS SA	105,736	961
Spain (3.4%)
Bolsas y Mercados Espanoles ^	85,692	2,091
Gamesa Corp. Tecnologica SA	32,471	532
Grifols SA	390,800	7,777
Switzerland (2.1%)
Lindt & Spruengli AG ^	236	508
Logitech International SA ‡ ^	20,857	311
Lonza Group AG ^	55,687	4,622
Syngenta AG	4,834	904
United Kingdom (16.0%)
AMEC PLC	402,469	3,367
Arriva PLC	525,145	5,081
Balfour Beatty PLC	394,738	1,595
Britvic PLC	741,931	2,725
Capital Group PLC	244,216	2,524
Compass Group PLC	921,369	4,284

The notes to the financial statements are an integral part of this report.

	Shares	Value
United Kingdom (continued)
FirstGroup PLC	386,274	$2,549
ICAP PLC	300,033	1,495
National Express Group PLC	484,155	4,460
Premier Oil‡	44,300	531
Rexam PLC	1,020,241	6,148
Serco Group PLC	727,959	4,341
Smith & Nephew PLC	288,504	2,642
Smiths Group PLC	373,221	4,805
Stagecoach Group PLC	1,210,192	3,634
Tullow Oil PLC	56,443	479
United States (2.9%)
Freeport-McMoRan Copper & Gold, Inc.	70,517	2,052
Synthes, Inc.	56,395	7,277
Total Common Stocks (cost $372,812)		292,594

	Principal
REPURCHASE AGREEMENT (7.9%)
United States (7.9%)
State Street Repurchase Agreement
0.15%, dated 10/31/2008, to be repurchased at $24,931 on 11/03/2008 à •	$24,931	$24,931
Total Repurchase Agreement (cost $24,931)		24,931

	Shares
SECURITIES LENDING COLLATERAL (20.4%)
United States (20.4%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à ▲	64,604,013	64,604
Total Securities Lending Collateral (cost $64,604)		64,604

Total Investment Securities (cost $469,758) #		$388,484

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro	3,718	11/04/2008	$5,273	$(535)
Euro	5,200	11/04/2008	7,481	(855)
Euro	(8,918)	11/04/2008	(13,838)	2,473
Euro	5,783	11/21/2008	8,225	(860)
Euro	(5,783)	11/21/2008	(8,460)	1,096
Euro	4,140	12/12/2008	5,947	(678)
Euro	(4,140)	12/12/2008	(5,784)	514
Euro	23,205	01/06/2009	29,686	(163)
Euro	(2,829)	01/06/2009	(3,913)	313
Euro	(5,592)	01/06/2009	(7,541)	427
Euro	(5,051)	01/06/2009	(6,811)	385
Euro	(9,733)	01/06/2009	(12,734)	351
Japanese Yen	512,735	12/05/2008	4,881	332
Japanese Yen	384,551	12/05/2008	3,727	183
Japanese Yen	128,184	12/05/2008	1,233	70
Japanese Yen	(1,025,470)	12/05/2008	(9,488)	(938)
British Pound Sterling	6,510	11/04/2008	11,828	(1,354)
British Pound Sterling	(6,510)	11/04/2008	(12,414)	1,940
British Pound Sterling	5,718	11/28/2008	10,382	(1,196)
British Pound Sterling	(5,718)	11/28/2008	(10,443)	1,258
British Pound Sterling	6,946	12/09/2008	12,324	(1,166)
British Pound Sterling	6,946	12/09/2008	12,432	(1,282)
British Pound Sterling	1,663	12/09/2008	3,022	(353)
British Pound Sterling	(2,581)	12/09/2008	(4,542)	399
British Pound Sterling	(5,215)	12/09/2008	(9,113)	741
British Pound Sterling	(2,903)	12/09/2008	(5,065)	405
British Pound Sterling	(4,855)	12/09/2008	(8,456)	661
British Pound Sterling	18,576	01/06/2009	29,770	11
British Pound Sterling	(2,216)	01/06/2009	(3,904)	351
British Pound Sterling	(4,332)	01/06/2009	(7,528)	583
British Pound Sterling	(3,921)	01/06/2009	(6,753)	467
British Pound Sterling	(8,107)	01/06/2009	(13,604)	607
				$4,187

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Insurance	10.8%	$42,114
Food & Staples Retailing	6.0%	23,333
Diversified Financial Services	5.3%	20,624
Road & Rail	4.8%	18,484
Commercial Services & Supplies	3.6%	14,119
Metals & Mining	3.6%	13,836
Hotels, Restaurants & Leisure	3.4%	13,055
Pharmaceuticals	3.3%	12,847
Media	3.0%	11,571
Health Care Providers & Services	2.8%	10,764
Health Care Equipment & Supplies	2.6%	9,919
Beverages	2.3%	9,066
Biotechnology	2.3%	8,785
Energy Equipment & Services	2.2%	8,616
Professional Services	1.9%	7,492
Transportation Infrastructure	1.7%	6,515
Containers & Packaging	1.6%	6,148
Food Products	1.4%	5,543
Household Products	1.4%	5,487
Internet Software & Services	1.4%	5,451
Software	1.3%	5,195
Industrial Conglomerates	1.2%	4,805
Chemicals	1.2%	4,650
Life Sciences Tools & Services	1.2%	4,622
Diversified Telecommunication Services	1.0%	3,833
Electrical Equipment	0.8%	3,089
Office Electronics	0.6%	2,493
Textiles, Apparel & Luxury Goods	0.6%	2,294
Construction & Engineering	0.6%	2,253
Machinery	0.6%	2,157
Oil, Gas & Consumable Fuels	0.5%	1,972
Commercial Banks	0.4%	1,593
Capital Markets	0.4%	1,495
Aerospace & Defense	0.3%	1,208
Real Estate Management & Development	0.3%	1,177
Marine	0.2%	866
Independent Power Producers & Energy Traders	0.1%	532
Electric Utilities	0.1%	412
Computers & Peripherals	0.1%	311
Auto Components	0.1%	223
Investment Securities, at Value	77.0%	298,949
Short-Term Investments	23.0%	89,535
Total Investments	100.0%	$388,484

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Interest rate shown reflects the yield at 10/31/2008.
^	All or a portion of this security is on loan. The value of all securities on loan is $61,509.
‡	Non-income producing security.
§	Illiquid. At 10/31/2008, these securities aggregated $4,252 or 1.34% of the Fund’s net assets.
•

Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 4.00% to 5.00%, maturity dates ranging between 06/01/2014 to 12/01/2019, and with a market value plus accrued interest of $25,431.

à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $481,606. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $11,246 and $104,368, respectively. Net unrealized depreciation for tax purposes is $93,122.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

ADR	American Depository Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

Transamerica Federated Market Opportunity

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (82.1%)
Bermuda (1.4%)
Bunge, Ltd. ^	26,600	$1,022
Canada (17.0%)
Barrick Gold Corp.	72,000	1,636
Enerplus Resources Trust	27,800	743
Goldcorp, Inc.	78,300	1,461
Golden Star Resources, Ltd. ‡ ^	160,300	141
Iamgold Corp. ^	100,000	330
Kinross Gold Corp.	155,500	1,622
Pan American Silver Corp. ‡	97,800	1,135
Penn West Energy Trust ^	80,250	1,433
Silver Wheaton Corp. ‡ ^	145,200	523
Yamana Gold, Inc.	782,800	3,624
Cayman Islands (0.7%)
Noble Corp.	15,900	512
Finland (1.4%)
Nokia OYJ ADR ^	68,300	1,037
France (1.8%)
Veolia Environnement	54,450	1,349
Germany (1.0%)
Deutsche Bank AG	20,000	747
Japan (7.4%)
Ajinomoto Co., Inc.	88,000	760
Chiyoda Corp.	72,000	415
Denso Corp.	32,700	637
Kyocera Corp.	12,900	758
Nitto Denko Corp. ^	34,200	757
NTT DoCoMo, Inc.	514	815
ROHM Co., Ltd.	12,000	578
Sankyo Co., Ltd.	16,800	748
Netherlands (1.5%)
Chicago Bridge & Iron Co. NV	24,700	306
Koninklijke Philips Electronics NV	45,000	832
Netherlands Antilles (0.9%)
Schlumberger, Ltd. ^	12,400	640
Peru (0.5%)
Cia de Minas Buenaventura SA ADR ^	28,700	363
Singapore (1.3%)
Singapore Airlines, Ltd.	127,000	973
South Africa (1.5%)
Gold Fields, Ltd. ADR	163,300	1,086
Switzerland (1.4%)
ABB, Ltd. ADR ^	79,000	1,039
United Kingdom (1.4%)
GlaxoSmithKline PLC	55,200	1,061
United States (42.9%)
Affymetrix, Inc. ‡ ^	52,700	195
AGCO Corp. ‡	15,000	473
Apple, Inc. ‡	9,300	1,001
Archer-Daniels-Midland Co. ^	28,000	580
Biogen IDEC, Inc. ‡	17,400	740
BJ Services Co.^	44,500	572
Bristol-Myers Squibb Co.	50,000	1,028
Ceradyne, Inc. ‡ ^	33,600	790
CF Industries Holdings, Inc.	6,400	411
Cisco Systems, Inc. ‡ ^	51,300	912
Coeur D’alene Mines Corp. ‡ ^	385,200	277
eBay, Inc. ‡	58,800	898
Emerson Electric Co.	32,100	1,051
Forest Laboratories, Inc. ‡ ^	32,800	762
FPL Group, Inc. ^	25,500	1,205
Freeport-McMoRan Copper & Gold, Inc. ^	16,600	483
Frontier Oil Corp. ^	62,900	831
General Electric Co.	35,500	693
Holly Corp. ^	49,300	968
Intel Corp.	47,400	758
Lexmark International, Inc. Class A ‡ ^	30,600	790
Maxim Integrated Products, Inc. ^	59,200	805
Memc Electronic Materials, Inc. ‡	17,000	312
Merck & Co., Inc. ^	36,500	1,130
Microsoft Corp.	56,400	1,259
Mosaic Co.	23,300	918
Newfield Exploration Co. ‡ ^	22,600	519
Newmont Mining Corp. ^	106,000	2,792
NiSource, Inc. ^	67,700	877
Patterson-UTI Energy, Inc. ^	135,800	1,802
RadioShack Corp. ^	24,600	311
Sepracor, Inc. ‡	47,300	630
Stillwater Mining Co. ‡ ^	44,000	174
Stone Energy Corp. ‡ ^	23,000	698
Symantec Corp. ‡	62,600	788
Unit Corp. ‡ ^	28,100	1,055
Valero Energy Corp.	47,400	976
Wyeth	29,500	949
Zimmer Holdings, Inc. ‡	15,100	701
Total Common Stocks (cost $77,370)		61,197

INVESTMENT COMPANIES (8.2%)
United States (8.2%)
iShares MSCI EAFE Index Fund ^	87,950	3,924
iShares MSCI Japan Index Fund	85,000	764
iShares S&P Europe 350 Index Fund ^	45,000	1,413
Total Investment Companies (cost $6,406)		6,101

	Contracts G
PURCHASED OPTIONS (0.4%)
Put Options (0.4%)
US Bancorp
Put Strike $30.00
Expires 12/20/2008	19	48
US Bancorp
Put Strike $35.00
Expires 03/21/2009	23	161
Wells Fargo & Co.
Put Strike $35.00
Expires 04/18/2009	20	125
Total Purchased Options (cost $356)		334

	Principal
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (3.0%)
United States (3.0%)
U.S. Cash Management Bill
Zero Coupon, due 04/29/2009	$1,100	1,091
U.S. Treasury Bill
Zero Coupon, due 04/09/2009	1,150	1,146
Total Short-Term U.S. Government Obligations (cost $2,237)		2,237

The notes to the financial statements are an integral part of this report.

	Principal	Value
REPURCHASE AGREEMENT (12.9%)
United States (12.9%)
State Street Repurchase Agreement
0.15%, dated 10/31/2008, to be repurchased at $9,583 on 11/03/2008 à •	$9,582	$9,582
Total Repurchase Agreement (cost $9,582)		9,582

	Shares
SECURITIES LENDING COLLATERAL (24.4%)
United States (24.4%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	18,146,796	18,147
Total Securities Lending Collateral (cost $18,147)		18,147

Total Investment Securities (cost $114,098) #		$97,598

	Contracts G
WRITTEN OPTION (-0.5%)≠
Put Option (-0.5%)
Barrick Gold Corp.
Put Strike $35.00
Expires 1/17/2009	30,000	$(390)
Total Written Option (Premium: $172)		$(390)

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
British Pound Sterling	467	11/03/2008	$909	$(158)
British Pound Sterling	633	11/03/2008	1,234	(215)
British Pound Sterling	1,100	11/03/2008	2,082	(312)
British Pound Sterling	(1,100)	11/03/2008	(2,148)	377
British Pound Sterling	(1,100)	11/03/2008	(2,126)	356
Euro	2,206	12/15/2008	3,121	(313)
Euro	(2,000)	12/15/2008	(2,890)	345
Euro	(1,041)	12/15/2008	(1,500)	175
Japanese Yen	(301,875)	12/15/2008	(3,021)	(50)
Swedish Krona	8,067	12/15/2008	1,041	(3)
Swedish Krona	6,440	12/15/2008	833	(4)
Swedish Krona	6,452	12/15/2008	834	(3)
				$195

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

Bought/Sold	Currency	Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Buy	Euro	330	12/15/2008	$(59)
Sell	Singapore Dollar	679	12/15/2008	21
Buy	Euro	1,744	12/15/2008	(252)
Sell	Singapore Dollar	3,521	12/15/2008	95
Buy	Singapore Dollar	4,200	12/15/2008	(101)
Sell	Euro	2,041	12/15/2008	339
				$43

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Metals & Mining	16.0%	$15,649
Capital Markets	7.0%	6,848
Oil, Gas & Consumable Fuels	6.3%	6,167
Pharmaceuticals	5.7%	5,560
Energy Equipment & Services	4.7%	4,581
Semiconductors & Semiconductor Equipment	2.5%	2,454
Food Products	2.4%	2,362
Chemicals	2.1%	2,086
Electric Utilities	2.1%	2,082
Software	2.1%	2,047
Communications Equipment	2.0%	1,949
Computers & Peripherals	1.9%	1,791
Construction & Engineering	1.8%	1,760
Industrial Conglomerates	1.6%	1,524
Multi-Utilities	1.4%	1,349
Electrical Equipment	1.1%	1,052
Airlines	1.0%	973
Internet Software & Services	0.9%	898
Wireless Telecommunication Services	0.8%	815
Aerospace & Defense	0.8%	790
Electronic Equipment & Instruments	0.8%	758
Leisure Equipment & Products	0.8%	747
Biotechnology	0.8%	740
Health Care Equipment & Supplies	0.7%	701
Auto Components	0.7%	637
Machinery	0.5%	473
Derivative	0.3%	334
Specialty Retail	0.3%	311
Life Sciences Tools & Services	0.2%	194
Investment Securities, at Value	69.3%	67,632
Short-Term Investments	30.7%	29,966
Total Investments	100.0%	$97,598

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $17,562.
‡	Non-income producing security.
G	Contract amounts are not in thousands.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.89%, a maturity date of 01/01/2037, and with a market value plus accrued interest of $9,776.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
≠	Escrow receipt deposits by the counterparty in the amount of $682 are segregated to cover margin requirements for open written option contracts.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $114,230. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,284 and $17,916, respectively. Net unrealized depreciation for tax purposes is $16,632.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

ADR	American Depository Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

Transamerica JPMorgan International Bond

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

		Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (67.5%)
Australia (0.3%)
New South Wales Treasury Corp.
5.50%, due 03/01/2017	AUD	2,700	$1,757
Belgium (3.8%)
Belgium Government Bond
4.00%, due 03/28/2018	EUR	22,000	26,677
Canada (2.5%)
Canadian Government Bond
3.75%, due 06/01/2012	CAD	5,400	4,648
4.25%, due 12/01/2009	CAD	9,000	7,648
5.75%, due 06/01/2033	CAD	4,913	4,917
Denmark (3.9%)
Denmark Government Bond
5.00%, due 11/15/2013	DKK	35,000	6,173
6.00%, due 11/15/2009	DKK	120,920	20,962
France (12.7%)
Caisse D’amortissement de La Dette Sociale
3.13%, due 07/12/2010	EUR	8,900	11,238
3.75%, due 10/25/2020	EUR	4,520	5,225
French Government Bond
4.75%, due 04/25/2035	EUR	632	810
5.75%, due 10/25/2032	EUR	12,500	18,021
French Treasury Bill BTF F
Zero coupon, due 12/18/2008	EUR	2,235	2,841
French Treasury Note
2.50%, due 07/12/2010	EUR	40,000	50,729
Germany (1.0%)
Bundesrepublik Deutschland
4.75%, due 07/04/2034	EUR	5,100	6,700
Ireland (1.0%)
Ireland Government Bond
4.50%, due 04/18/2020	EUR	6,000	7,316
Italy (5.9%)
Italy Buoni Poliennali del Tesoro
4.00%, due 02/01/2037	EUR	9,100	9,450
5.00%, due 08/01/2034	EUR	9,660	11,705
5.25%, due 08/01/2017	EUR	15,200	19,878
Japan (24.1%)
Development Bank of Japan
1.05%, due 06/20/2023	JPY	2,311,000	20,420
1.60%, due 06/20/2014	JPY	510,000	5,341
2.30%, due 03/19/2026	JPY	500,000	5,149
Japan Finance Corp. for Municipal Enterprises
1.55%, due 02/21/2012	JPY	3,656,000	37,900
Japan Government Bond
1.50%, due 09/20/2018	JPY	4,175,000	42,469
1.70%, due 09/20/2017	JPY	1,570,000	16,431
1.80%, due 06/20/2018	JPY	633,500	6,641
1.90%, due 06/20/2025	JPY	580,000	5,800
2.10%, due 09/20/2024 - 09/20/2028	JPY	2,795,000	28,416
Netherlands (2.6%)
Netherlands Government Bond
4.00%, due 01/15/2037	EUR	5,050	5,784
4.25%, due 07/15/2013	EUR	9,400	12,322
Spain (4.5%)
Spain Government Bond
5.40%, due 07/30/2011	EUR	23,700	31,704
Sweden (1.1%)
Sweden Government Bond
5.50%, due 10/08/2012	SEK	56,720	7,976
United Kingdom (4.1%)
U.K. Gilt
4.25%, due 06/07/2032	GBP	2,750	4,057
4.50%, due 12/07/2042	GBP	7,200	11,498
5.00%, due 03/07/2012	GBP	5,100	8,562
8.00%, due 06/07/2021	GBP	2,260	4,764
Total Foreign Government Obligations (cost $491,163)			471,929

MORTGAGE-BACKED SECURITY (0.7%)
Spain (0.7%)
UCI
Series 15, Class A
5.11%, due 12/18/2048 * §	EUR	4,778	4,803
Total Mortgage-Backed Security (cost $6,370)			4,803

ASSET-BACKED SECURITY (0.2%)
Spain (0.2%)
Fondo de Titulizacion de Activos Santander Auto
Series 1, Class A
5.02%, due 11/25/2021 * §	EUR	874	1,093
Total Asset-Backed Security (cost $1,112)			1,093

CORPORATE DEBT SECURITIES (28.2%)
France (5.4%)
Compagnie de Financement Foncier
1.25%, due 12/01/2011	JPY	2,230,000	22,772
Dexia Municipal Agency
3.50%, due 09/21/2009	EUR	11,530	14,516
Germany (8.7%)
Bayerische Landesbank
1.40%, due 04/22/2013	JPY	1,508,000	15,473
Eurohypo AG
3.75%, due 04/11/2011 ^	EUR	14,800	18,729
Kreditanstalt Fuer Wiederaufbau
2.50%, due 11/17/2008	EUR	2,500	3,185
2.60%, due 06/20/2037	JPY	355,000	3,651
5.50%, due 09/15/2009	GBP	11,450	18,812
Landwirtschaftliche Rentenbank
1.38%, due 04/25/2013	JPY	101,000	1,035
Ireland (2.9%)
AIB Mortgage Bank
3.50%, due 04/30/2009	EUR	7,900	9,977
Depfa ACS Bank
1.65%, due 12/20/2016 §	JPY	800,000	5,926
Ulster Bank Finance PLC
5.21%, due 03/29/2011 *	EUR	4,000	5,054
Spain (3.4%)
Ayt Cedulas Cajas VII Fondo de Titulizacion de Activos
4.00%, due 06/23/2011	EUR	15,700	19,357
La Caja de Ahorros y Pensiones de Barcelona
3.25%, due 10/05/2015	EUR	3,900	4,510

The notes to the financial statements are an integral part of this report.

		Principal	Value
Supranational (5.2%)
European Investment Bank
1.40%, due 06/20/2017	JPY	2,646,000	$26,129
5.63%, due 10/15/2010	EUR	7,900	10,449
United Kingdom (2.6%)
Barclays Bank PLC
5.27%, due 04/20/2016 *	EUR	4,000	4,308
Network Rail Infrastructure Finance PLC
4.38%, due 01/18/2011	GBP	5,870	9,526
4.75%, due 11/29/2035	GBP	2,530	3,947
Total Corporate Debt Securities (cost $194,479)			197,356

REPURCHASE AGREEMENT (2.2%)
United States (2.2%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $15,543 on 11/03/2008 à •		$15,543	15,543
Total Repurchase Agreement (cost $15,543)			15,543

	Shares
SECURITIES LENDING COLLATERAL (2.8%)
United States (2.8%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	19,562,640	19,563
Total Securities Lending Collateral (cost $19,563)		19,563

Total Investment Securities (cost $728,230) #		$710,287

FUTURES CONTRACTS:

Description	Contracts G	Expiration Date	Amount	Net Unrealized Appreciation (Depreciation)
10-Year Canadian Bond	115	12/18/2008	$(11,181)	$106
10-Year Japan Bond	33	12/10/2008	46,222	109
Euro-BUND	18	11/19/2008	2,660	(30)
Germany Euro BOBL	89	12/08/2008	12,730	109
Germany Euro SCHATZ	963	12/08/2008	130,122	574
Long Gilt	67	12/29/2008	12,000	(48)
				$820

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Australian Dollar	1,122	11/12/2008	$802	$(57)
Australian Dollar	1,587	11/12/2008	1,113	(60)
Canadian Dollar	7,639	11/12/2008	6,945	(607)
Canadian Dollar	(5,873)	11/12/2008	(5,327)	455
Canadian Dollar	(9,500)	11/12/2008	(7,813)	(68)
Danish Krone	(128,534)	11/12/2008	(23,426)	1,443
Euro	12,000	11/12/2008	15,459	(172)
Euro	4,500	11/12/2008	5,685	48
Euro	(2,752)	11/12/2008	(3,731)	225
Euro	(17,558)	11/12/2008	(23,833)	1,466
Euro	(17,558)	11/12/2008	(23,841)	1,475
Euro	(529)	11/12/2008	(720)	46
Euro	(13,500)	11/12/2008	(17,446)	249
Japanese Yen	370,203	11/12/2008	3,598	162

The notes to the financial statements are an integral part of this report.

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Japanese Yen	3,400,090	11/12/2008	$33,613	$919
Japanese Yen	3,400,090	11/12/2008	33,588	945
Japanese Yen	302,443	11/12/2008	3,124	(53)
Japanese Yen	334,466	11/12/2008	3,564	(167)
Japanese Yen	1,290,000	11/12/2008	13,555	(453)
Japanese Yen	500,000	11/12/2008	5,073	5
Japanese Yen	(680,000)	11/12/2008	(6,650)	(257)
Japanese Yen	(236,545)	11/12/2008	(2,353)	(50)
Japanese Yen	(339,660)	11/12/2008	(3,392)	(58)
Japanese Yen	(219,552)	11/12/2008	(2,226)	(4)
Japanese Yen	(566,479)	11/12/2008	(5,806)	52
Japanese Yen	(138,878)	11/12/2008	(1,499)	88
Norwegian Krone	63,290	11/12/2008	10,230	(842)
Norwegian Krone	63,290	11/12/2008	10,229	(841)
Norwegian Krone	(9,241)	11/12/2008	(1,300)	(71)
Norwegian Krone	(12,965)	11/12/2008	(1,894)	(29)
Swedish Krona	(6,022)	11/12/2008	(842)	66
Swedish Krona	(8,164)	11/12/2008	(1,086)	34
Swiss Franc	10,400	11/12/2008	9,127	(157)
Swiss Franc	10,401	11/12/2008	9,130	(159)
Swiss Franc	(1,894)	11/12/2008	(1,696)	62
Swiss Franc	(1,382)	11/12/2008	(1,220)	28
British Pound Sterling	4,808	11/12/2008	8,332	(601)
British Pound Sterling	(2,069)	11/12/2008	(3,655)	328
British Pound Sterling	(2,070)	11/12/2008	(3,647)	319
British Pound Sterling	(10,905)	11/12/2008	(19,004)	1,467
British Pound Sterling	(1,000)	11/12/2008	(1,599)	(8)
British Pound Sterling	(869)	11/12/2008	(1,437)	40
				$5,208

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

Bought/Sold	Currency	Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Buy	Canadian Dollar	848	11/12/2008	$(17)
Sell	Japanese Yen	71,109	11/12/2008	(1)
Buy	Japanese Yen	143,651	11/12/2008	58
Sell	British Pound Sterling	825	11/12/2008	75
Buy	Euro	1,027	11/12/2008	(109)
Sell	British Pound Sterling	808	11/12/2008	119
Buy	Norwegian Krone	11,181	11/12/2008	70
Sell	Swiss Franc	1,903	11/12/2008	(53)
Buy	Euro	1,207	11/12/2008	(158)
Sell	Japanese Yen	180,807	11/12/2008	(141)
Buy	Japanese Yen	199,120	11/12/2008	47
Sell	British Pound Sterling	1,110	11/12/2008	190
Buy	British Pound Sterling	1,155	11/12/2008	(146)
Sell	Japanese Yen	208,053	11/12/2008	(110)
Buy	Canadian Dollar	2,601	11/12/2008	30
Sell	Norwegian Krone	14,264	11/12/2008	12
Buy	Japanese Yen	229,621	11/12/2008	54
Sell	Canadian Dollar	2,565	11/12/2008	150
Buy	Euro	1,730	11/12/2008	(147)
Sell	Australian Dollar	3,304	11/12/2008	157

The notes to the financial statements are an integral part of this report.

Bought/Sold	Currency	Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Buy	Euro	1,894	11/12/2008	$(108)
Sell	Japanese Yen	253,219	11/12/2008	(51)
Buy	Norwegian Krone	7,308	11/12/2008	26
Sell	Swedish Krona	8,433	11/12/2008	(29)
Buy	British Pound Sterling	1,525	11/12/2008	(177)
Sell	Euro	1,893	11/12/2008	217
Buy	Japanese Yen	282,816	11/12/2008	200
Sell	Swedish Krona	19,854	11/12/2008	114
Buy	Japanese Yen	271,853	11/12/2008	64
Sell	Euro	1,935	11/12/2008	232
Buy	British Pound Sterling	2,081	11/12/2008	(219)
Sell	Euro	2,677	11/12/2008	155
Buy	Australian Dollar	5,595	11/12/2008	62
Sell	Euro	2,704	11/12/2008	207
Buy	Swedish Krona	26,478	11/12/2008	(309)
Sell	Euro	2,734	11/12/2008	237
Buy	British Pound Sterling	2,117	11/12/2008	(322)
Sell	Euro	2,708	11/12/2008	277
Buy	British Pound Sterling	2,171	11/12/2008	(271)
Sell	Euro	2,734	11/12/2008	280
Buy	British Pound Sterling	2,172	11/12/2008	(272)
Sell	Euro	2,734	11/12/2008	282
Buy	Euro	3,244	11/12/2008	1
Sell	Japanese Yen	373,604	11/12/2008	337
Buy	British Pound Sterling	708	11/12/2008	18
Sell	Swedish Krona	8,849	11/12/2008	(19)
Buy	Japanese Yen	426,177	11/12/2008	125
Sell	Euro	3,105	11/12/2008	248
Buy	Euro	3,219	11/12/2008	(247)
Sell	Japanese Yen	439,472	11/12/2008	(115)
Buy	Japanese Yen	449,977	11/12/2008	100
Sell	Euro	3,342	11/12/2008	213
Buy	Japanese Yen	435,015	11/12/2008	(245)
Sell	Euro	3,680	11/12/2008	(25)
Buy	Swiss Franc	7,085	11/12/2008	(154)
Sell	Euro	4,655	11/12/2008	335
Buy	Canadian Dollar	7,715	11/12/2008	89
Sell	Japanese Yen	610,973	11/12/2008	106
Buy	Euro Dollar	4,971	11/12/2008	(451)
Sell	Japanese Yen	689,372	11/12/2008	(219)
Buy	Euro	5,619	11/12/2008	2
Sell	Swiss Franc	8,070	11/12/2008	196
Buy	British Pound Sterling	4,262	11/12/2008	(538)
Sell	Euro Dollar	5,486	11/12/2008	403
Buy	Japanese Yen	775,266	11/12/2008	(228)
Sell	Euro	6,243	11/12/2008	149
Buy	Swiss Franc	1,284	11/12/2008	(25)
Sell	British Pound Sterling	648	11/12/2008	90
Buy	Euro	6,362	11/12/2008	(483)
Sell	Japanese Yen	876,634	11/12/2008	(315)
Buy	Japanese Yen	1,149,220	11/12/2008	464
Sell	Euro	8,469	11/12/2008	418
Buy	Norwegian Krone	7,709	11/12/2008	11
Sell	Japanese Yen	100,785	11/12/2008	109
Buy	Japanese Yen	109,043	11/12/2008	(32)
Sell	Norwegian Krone	7,540	11/12/2008	21
Buy	Swiss Franc	1,381	11/12/2008	(8)
Sell	Norwegian Krone	8,062	11/12/2008	4
Buy	British Pound Sterling	752	11/12/2008	(86)
Sell	Japanese Yen	131,414	11/12/2008	(38)
Buy	British Pound Sterling	756	11/12/2008	(95)
Sell	Swedish Krona	9,233	11/12/2008	121
				$912

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Foreign Government Obligation	66.5%	$471,929
Commercial Banks	17.3%	123,025
Thrifts & Mortgage Finance	5.8%	41,501
Diversified Financial Services	4.6%	32,830
Mortgage-Backed Securities	0.7%	4,803
Asset-Backed Securities	0.2%	1,093
Investment Securities, at Value	95.1%	675,181
Short-Term Investments	4.9%	35,106
Total Investments	100.0%	$710,287

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 10/31/2008.
^	All or a portion of this security is on loan. The value of all securities on loan is $19,186.
§	Illiquid. At 10/31/2008, these securities aggregated $11,822 or 1.69% of the Fund’s net assets.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.00%, a maturity date of 06/01/2014, and with a market value plus accrued interest of $15,855.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $730,455. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $28,245 and $48,413, respectively. Net unrealized depreciation for tax purposes is $20,168.

F	All or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at 10/31/2008 is $2,656.
G	Contract amounts are not in thousands.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

PLC	Public Limited Company
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Denmark Krone
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
SEK	Sweden Krona

The notes to the financial statements are an integral part of this report.

Transamerica JPMorgan Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.8%)
Aerospace & Defense (2.7%)
Alliant Techsystems, Inc. ‡ ^	31,800	$2,625
Precision Castparts Corp.	19,700	1,277
Auto Components (0.5%)
Wabco Holdings, Inc. ^	42,400	779
Beverages (0.7%)
Brown-Forman Corp. -Class B	23,125	1,050
Building Products (0.9%)
Owens Corning, Inc. ‡ ^	83,800	1,318
Capital Markets (2.0%)
Affiliated Managers Group, Inc. ‡ ^	17,950	833
Northern Trust Corp.	12,600	709
T. Rowe Price Group, Inc. ^	32,600	1,289
Chemicals (4.1%)
Air Products & Chemicals, Inc.	10,200	593
Albemarle Corp.	94,872	2,310
PPG Industries, Inc. ^	40,100	1,988
Sigma-Aldrich Corp. ^	26,700	1,171
Commercial Banks (6.4%)
Cullen/Frost Bankers, Inc. ^	45,100	2,524
M&T Bank Corp. ^	35,400	2,871
Synovus Financial Corp.	237,400	2,452
Wilmington Trust Corp. ^	56,700	1,636
Commercial Services & Supplies (1.5%)
Republic Services, Inc. -Class A	95,300	2,259
Computers & Peripherals (0.6%)
NCR Corp. ‡ ^	44,881	820
Construction Materials (0.3%)
Vulcan Materials Co. ^	9,500	516
Containers & Packaging (1.5%)
Ball Corp.	65,200	2,230
Distributors (2.3%)
Genuine Parts Co.	86,900	3,420
Diversified Telecommunication Services (0.9%)
CenturyTel, Inc. ^	33,800	849
Windstream Corp. ^	60,854	457
Electric Utilities (4.5%)
American Electric Power Co., Inc. ^	109,800	3,583
FirstEnergy Corp.	24,380	1,272
Westar Energy, Inc. ^	94,300	1,838
Electronic Equipment & Instruments (3.1%)
Amphenol Corp. -Class A ^	46,700	1,338
Arrow Electronics, Inc. ‡	100,200	1,748
Tyco Electronics, Ltd.	79,600	1,547
Energy Equipment & Services (0.6%)
Helix Energy Solutions Group, Inc. ‡	80,300	848
Food & Staples Retailing (2.1%)
Safeway, Inc. ^	131,100	2,788
Supervalu, Inc.	23,700	337
Food Products (0.7%)
Jm Smucker Co. ^	22,400	998
Gas Utilities (5.2%)
Energen Corp. ^	75,500	2,535
Equitable Resources, Inc.	41,600	1,444
Oneok, Inc. ^	54,700	1,745
Questar Corp.	43,000	1,482
UGI Corp.	17,600	420
Health Care Equipment & Supplies (1.0%)
Becton Dickinson & Co.	22,285	1,547
Health Care Providers & Services (2.8%)
Community Health Systems, Inc. ‡ ^	34,200	701
Coventry Health Care, Inc. ‡ ^	69,150	912
Lincare Holdings, Inc. ‡ ^	62,083	1,636
VCA Antech, Inc. ‡ ^	52,900	957
Hotels, Restaurants & Leisure (1.9%)
Burger King Holdings, Inc.	57,300	1,139
Marriott International, Inc. -Class A ^	80,700	1,684
Household Durables (2.0%)
Fortune Brands, Inc. ^	60,600	2,311
Jarden Corp. ‡ ^	31,200	555
Household Products (1.0%)
Clorox Co. ^	24,100	1,466
Industrial Conglomerates (1.1%)
Carlisle Cos., Inc. ^	67,900	1,579
Insurance (12.1%)
Assurant, Inc. ^	75,500	1,924
Cincinnati Financial Corp. ^	126,255	3,281
Everest RE Group, Ltd.	43,900	3,279
Old Republic International Corp. ^	288,350	2,656
OneBeacon Insurance Group, Ltd. -Class A ^	127,500	1,759
Principal Financial Group, Inc. ^	75,500	1,434
W.R. Berkley Corp. ^	111,300	2,924
XL Capital, Ltd. -Class A ^	58,200	565
IT Services (1.3%)
Total System Services, Inc. ^	90,887	1,249
Western Union Co.	45,900	700
Machinery (1.0%)
Dover Corp.	36,800	1,169
Oshkosh Corp. ^	31,600	242
Media (3.1%)
Cablevision Systems Corp. -Class A ^	68,300	1,211
Clear Channel Outdoor Holdings, Inc. -Class A ‡ ^	88,373	551
Lamar Advertising Co. -Class A ‡ ^	19,200	291
Omnicom Group, Inc.	32,400	957
Washington Post Co. -Class B ^	3,690	1,575
Metals & Mining (0.2%)
Century Aluminum Co. ‡	26,000	327
Multi-Utilities (4.6%)
CMS Energy Corp. ^	212,000	2,173
PG&E Corp. ^	68,300	2,505
Xcel Energy, Inc. ^	121,700	2,120
Oil, Gas & Consumable Fuels (6.2%)
CVR Energy, Inc. ‡ ^	99,500	395
Devon Energy Corp.	21,700	1,755
Kinder Morgan Management LLC ‡ ^	38,122	1,904
Teekay Corp. ^	92,700	1,979
Williams Cos., Inc.	149,000	3,125
Pharmaceuticals (0.4%)
Warner Chilcott, Ltd. -Class A ‡ ^	43,800	608

	Shares	Value
Real Estate Investment Trusts (4.6%)
Kimco Realty Corp. ^	41,600	$939
Plum Creek Timber Co., Inc. ^	23,000	857
Public Storage, Inc. ^	20,000	1,630
Rayonier, Inc. ^	23,045	762
Regency Centers Corp. ^	23,900	943
Vornado Realty Trust ^	24,600	1,736
Real Estate Management & Development (0.7%)
Brookfield Properties Corp.	107,150	1,081
Software (1.1%)
Jack Henry & Associates, Inc. ^	85,200	1,620
Specialty Retail (5.9%)
AutoNation, Inc. ‡ ^	105,761	727
AutoZone, Inc. ‡ ^	17,300	2,202
Sherwin-Williams Co. ^	31,800	1,810
Staples, Inc. ^	83,900	1,630
Tiffany & Co. ^	56,100	1,540
TJX Cos., Inc. ^	30,400	813
Textiles, Apparel & Luxury Goods (1.6%)
Columbia Sportswear Co. ^	8,000	295
V.F. Corp.	38,500	2,121
Thrifts & Mortgage Finance (1.4%)
People’s United Financial, Inc. ^	114,400	2,002
Tobacco (1.2%)
Lorillard, Inc. ^	27,700	1,824
Water Utilities (0.5%)
American Water Works Co., Inc. ^	39,100	793
Wireless Telecommunication Services (1.5%)
Telephone & Data Systems, Inc. -Class L ^	79,600	2,181
Total Common Stocks (cost $195,491)		144,550

	Principal	Value
REPURCHASE AGREEMENT (1.4%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $2,087 on 11/03/2008 à •	$2,087	2,087
Total Repurchase Agreement (cost $2,087)		2,087

	Shares	Value
SECURITIES LENDING COLLATERAL (25.6%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	37,881,521	37,882
Total Securities Lending Collateral (cost $37,882)		37,882

Total Investment Securities (cost $235,460) #		$184,519

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $36,952.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.00%, a maturity date of 06/01/2014, and with a market value plus accrued interest of $2,129.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $238,654. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,842 and $56,977, respectively. Net unrealized depreciation for tax purposes is $54,135.

DEFINITIONS:

LLC	Limited Liability Corporation

The notes to the financial statements are an integral part of this report.

Transamerica Loomis Sayles Bond

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Principal		Value
FOREIGN GOVERNMENT OBLIGATIONS (9.4%)
Australia (2.4%)
New South Wales Treasury Corp.
5.50%, due 03/01/2017	AUD	16,980	$11,048
7.00%, due 12/01/2010	AUD	4,400	3,030
Brazil (0.8%)
Brazilian Government International Bond
7.13%, due 01/20/2037 ^		$380	349
Republic of Brazil
10.25%, due 01/10/2028 ^	BRL	12,500	4,010
Canada (3.9%)
Canada Housing Trust
3.55%, due 09/15/2013	CAD	1,825	1,517
Canadian Government Bond
3.75%, due 06/01/2012	CAD	6,690	5,758
5.25%, due 06/01/2012	CAD	10,770	9,725
5.75%, due 06/01/2033	CAD	5,300	5,304
Colombia (0.2%)
Republic of Colombia
9.85%, due 06/28/2027 ^	COP	665,000	206
12.00%, due 10/22/2015	COP	3,500,000	1,354
Mexico (2.1%)
Mexican Bonos
8.00%, due 12/17/2015 - 12/07/2023	MXN	160,530	11,742
Total Foreign Government Obligations (cost $65,506)			54,043

MORTGAGE-BACKED SECURITIES (1.5%)
United States (1.5%)
Credit Suisse Mortgage Capital Certificates
Series 2007-C3, Class A4
5.91%, due 06/15/2039	$2,410		1,816
Credit Suisse Mortgage Capital Certificates
Series 2007-C5, Class A4
5.70%, due 09/15/2040	4,785		3,559
Credit Suisse Mortgage Capital Certificates
Series 2008-C1, Class A3
6.22%, due 02/15/2041	1,540		1,191
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-CB19, Class A4
5.94%, due 02/12/2049	740		555
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, due 09/15/2045	2,070		1,555
Total Mortgage-Backed Securities (cost $10,508)			8,676

ASSET-BACKED SECURITIES (0.7%)
United States (0.7%)
American Express Co.
Series 2006-2, Class C
5.65%, due 01/15/2014 -144A	1,800		1,377
Arg Funding Corp.
Series 2005-2A, Class A5
2.64%, due 05/20/2011 -144A *	3,200		2,885
Total Asset-Backed Securities (cost $4,693)			4,262

CORPORATE DEBT SECURITIES (70.2%)
Australia (0.8%)
FBG Finance, Ltd.
5.88%, due 06/15/2035 -144A		$4,450	3,223
General Electric Capital Australia Funding Pty, Ltd.
8.00%, due 02/13/2012	AUD	1,635	995
Belgium (0.1%)
Delhaize Group
6.50%, due 06/15/2017	$400		325
Bermuda (0.5%)
White Mountains Re Group, Ltd.
6.38%, due 03/20/2017 -144A	3,955		2,973
Canada (2.1%)
Barrick Gold Finance Co.
5.80%, due 11/15/2034	2,400		1,514
Barrick North America Finance LLC
6.80%, due 09/15/2018	900		755
Bell Canada
5.00%, due 02/15/2017 -144A	CAD	130	79
6.10%, due 03/16/2035 -144A	CAD	475	243
6.55%, due 05/01/2029 -144A	CAD	375	211
7.30%, due 02/23/2032 -144A	CAD	45	27
Bombardier, Inc.
6.30%, due 05/01/2014 -144A	$1,510		1,200
7.45%, due 05/01/2034 -144A	800		560
CIT Group Funding Co. of Canada
5.20%, due 06/01/2015 *	370		194
EnCana Corp.
5.90%, due 12/01/2017 ^	1,320		1,057
6.63%, due 08/15/2037	1,360		961
Nortel Networks, Ltd.
6.88%, due 09/01/2023	425		157
Talisman Energy, Inc.
5.85%, due 02/01/2037	710		430
6.25%, due 02/01/2038	4,935		3,172
Teck Cominco, Ltd.
6.13%, due 10/01/2035	836		457
TELUS Corp.
4.95%, due 03/15/2017	CAD	1,665	1,109
Cayman Islands (0.8%)
Embraer Overseas, Ltd.
6.38%, due 01/24/2017 ^		$1,300	845
Vale Overseas, Ltd.
6.88%, due 11/21/2036	5,450		3,916
Iceland (0.0%)
Kaupthing Bank HF Џ
5.75%, due 10/04/2011 -144A	3,800		152
India (0.2%)
Canara Bank
6.37%, due 11/28/2021	1,400		808
ICICI Bank, Ltd.
6.38%, due 04/30/2022 -144A	1,300		593
Ireland (0.3%)
Elan Finance PLC/Elan Finance Corp.
7.75%, due 11/15/2011	1,470		978
8.88%, due 12/01/2013	1,350		850
Korea, Republic of (0.3%)
SK Telecom Co., Ltd.
6.63%, due 07/20/2027 -144A	2,825		1,722

The notes to the financial statements are an integral part of this report.

		Principal	Value
Luxembourg (0.2%)
Telecom Italia Capital SA
6.00%, due 09/30/2034	$1,450		$789
6.38%, due 11/15/2033		548	330
Mexico (0.1%)
America Movil SAB de CV
8.46%, due 12/18/2036	MXN	14,000	719
Spain (0.1%)
Telefonica Emisiones Sau
7.05%, due 06/20/2036	$450		357
Supranational (0.9%)
European Investment Bank
Zero Coupon, due 04/24/2013 —144A §	IDR	118,809,000	3,898
International Bank For Reconstruction & Development
9.50%, due 05/27/2010	ISK	129,100	1,042
United Arab Emirates (0.6%)
DP World, Ltd.
6.85%, due 07/02/2037 -144A	$6,410		3,426
United Kingdom (1.5%)
Barclays Bank PLC
6.05%, due 12/04/2017 -144A		2,195	1,656
British Sky Broadcasting Group PLC
6.10%, due 02/15/2018 -144A		1,500	1,265
BSKYB Finance UK PLC
5.63%, due 10/15/2015 -144A		860	733
6.50%, due 10/15/2035 -144A		855	643
National Grid PLC
6.30%, due 08/01/2016		500	420
Vodafone Group PLC
6.15%, due 02/27/2037		5,660	4,239
United States (61.7%)
Abitibibowater, Inc.
6.50%, due 06/15/2013 ^		910	257
ALLTEL Corp.
6.50%, due 11/01/2013		555	477
6.80%, due 05/01/2029		710	572
7.00%, due 07/01/2012		920	828
Ameren Energy Generating Co.
7.00%, due 04/15/2018		2,550	2,126
American Express Centurion Bank
6.00%, due 09/13/2017		1,130	845
American General Finance Corp.
6.90%, due 12/15/2017 ^		6,900	2,497
American Water Capital Corp.
6.59%, due 10/15/2037		3,550	2,351
Amgen, Inc.
6.38%, due 06/01/2037 ^		4,035	3,261
Amkor Technology, Inc.
7.75%, due 05/15/2013 ^		1,150	713
Anadarko Petroleum Corp.
6.45%, due 09/15/2036		1,810	1,291
Anheuser-Busch Cos., Inc.
6.45%, due 09/01/2037		1,040	724
Aramark Corp.
5.00%, due 06/01/2012		2,200	1,584
AT&T, Inc.
6.30%, due 01/15/2038		4,555	3,597
6.50%, due 03/15/2029 ^		850	685
Avnet, Inc.
6.00%, due 09/01/2015		1,210	939
Bank of America Corp.
5.75%, due 12/01/2017	$2,730		2,351
8.00%, due 01/30/2018 Ž		215	161
8.13%, due 05/15/2018 Ž		1,490	1,155
Barclays Bank PLC
4.06%, due 09/16/2010 -144A	KRW	440,000	348
4.46%, due 09/23/2010 -144A	KRW	550,000	423
5.23%, due 03/23/2009 -144A *	KRW	881,370	693
Blockbuster, Inc.
9.00%, due 09/01/2012 ^ *	$735		419
Boston Scientific Corp.
5.45%, due 06/15/2014		55	45
6.40%, due 06/15/2016		625	516
7.00%, due 11/15/2035 *		1,205	904
Bruce Mansfield Unit
6.85%, due 06/01/2034 §		2,810	2,900
Cargill, Inc.
6.00%, due 11/27/2017 -144A		4,960	3,990
Centex Corp.
5.25%, due 06/15/2015 ^		1,375	811
Chesapeake Energy Corp.
6.88%, due 11/15/2020		1,115	789
Cigna Corp.
6.15%, due 11/15/2036		2,450	1,606
CIT Group, Inc.
4.75%, due 12/15/2010 ^		650	398
5.00%, due 02/13/2014 ^		1,440	744
5.13%, due 09/30/2014		980	492
5.40%, due 01/30/2016		565	290
5.65%, due 02/13/2017		280	134
5.80%, due 10/01/2036		2,180	888
5.85%, due 09/15/2016 ^		180	90
7.63%, due 11/30/2012 ^		4,665	2,728
Citigroup, Inc.
5.00%, due 09/15/2014		3,015	2,383
5.50%, due 02/15/2017		2,200	1,652
Comcast Corp.
5.65%, due 06/15/2035 ^		7,420	5,056
6.50%, due 11/15/2035		1,400	1,075
6.95%, due 08/15/2037		1,565	1,276
Countrywide Financial Corp.
6.25%, due 05/15/2016		1,520	1,343
COX Communications, Inc.
6.45%, due 12/01/2036 -144A ^		2,830	1,997
CSC Holdings, Inc.
7.63%, due 07/15/2018		1,480	1,062
CSX Corp.
6.00%, due 10/01/2036 ^		3,790	2,378
6.15%, due 05/01/2037		170	111
6.25%, due 03/15/2018 ^		3,460	2,785
CVS Caremark Corp.
6.94%, due 01/10/2030 -144A		1,306	1,105
Delta Air Lines, Inc.
6.82%, due 08/10/2022		2,809	1,826
8.02%, due 08/10/2022		2,675	1,900
Dillard’s, Inc.
7.13%, due 08/01/2018		990	475
Dr Horton, Inc.
5.63%, due 09/15/2014		540	324
6.50%, due 04/15/2016		170	99

The notes to the financial statements are an integral part of this report.

		Principal	Value
United States (continued)
Dynegy Holdings, Inc.
7.50%, due 06/01/2015	$65		$47
7.63%, due 10/15/2026		450	203
7.75%, due 06/01/2019		625	419
El Paso Corp.
7.42%, due 02/15/2037		1,235	804
El Paso Natural Gas Co.
5.95%, due 04/15/2017		1,590	1,230
Embarq Corp.
7.08%, due 06/01/2016		515	397
Energy Future Holdings Corp.
5.55%, due 11/15/2014		6,735	3,646
6.50%, due 11/15/2024		1,110	530
6.55%, due 11/15/2034		305	144
Energy Transfer Partners, LP
6.13%, due 02/15/2017		4,840	3,886
Enterprise Products Operating, LP
6.30%, due 09/15/2017		1,900	1,553
Equifax, Inc.
7.00%, due 07/01/2037		500	317
Erac USA Finance Co.
7.00%, due 10/15/2037 -144A		3,145	1,840
Ford Motor Co.
6.50%, due 08/01/2018		100	31
6.63%, due 02/15/2028		4,788	1,174
7.45%, due 07/16/2031 ^		3,010	948
7.50%, due 08/01/2026		115	31
Ford Motor Credit Co. LLC
5.70%, due 01/15/2010 ^		4,395	3,262
Freescale Semiconductor, Inc.
10.13%, due 12/15/2016 ^		2,380	934
Frontier Communications Corp.
7.13%, due 03/15/2019		1,665	1,024
7.88%, due 01/15/2027		55	28
General Electric Capital Corp.
2.96%, due 05/18/2012	SGD	2,500	1,461
3.49%, due 03/08/2012	SGD	2,600	1,560
4.75%, due 09/15/2014 ^	$12,175		10,545
General Motors Corp.
7.40%, due 09/01/2025		55	14
Georgia-Pacific LLC
7.25%, due 06/01/2028		190	110
7.38%, due 12/01/2025		1,000	575
7.70%, due 06/15/2015		235	163
7.75%, due 11/15/2029		875	525
8.00%, due 01/15/2024		2,500	1,588
8.88%, due 05/15/2031		2,125	1,371
GMAC LLC
4.75%, due 09/14/2009	EUR	370	358
5.38%, due 06/06/2011	EUR	1,095	740
5.75%, due 09/27/2010	EUR	1,365	1,061
6.00%, due 12/15/2011 ^	$2,380		1,343
6.63%, due 05/15/2012		2,705	1,499
6.75%, due 12/01/2014		1,713	865
6.88%, due 09/15/2011 ^		480	273
8.00%, due 11/01/2031		970	440
Goldman Sachs Group, Inc.
5.00%, due 10/01/2014	$3,095		2,586
5.15%, due 01/15/2014		1,555	1,306
5.63%, due 01/15/2017		370	271
6.75%, due 10/01/2037		1,000	651
Harley-Davidson Funding Corp.
6.80%, due 06/15/2018 -144A		6,865	5,457
Harrah’s Operating Co., Inc.
6.50%, due 06/01/2016		1,095	172
Hasbro, Inc.
6.60%, due 07/15/2028		4,730	3,924
HCA, Inc.
5.75%, due 03/15/2014		615	363
6.43%, due 01/15/2015		2,000	1,190
6.50%, due 02/15/2016 ^		4,915	2,888
7.05%, due 12/01/2027		55	31
7.19%, due 11/15/2015		1,965	1,081
7.50%, due 12/15/2023		2,680	1,529
7.58%, due 09/15/2025		755	457
7.69%, due 06/15/2025		1,220	749
7.75%, due 07/15/2036		125	73
Hexion Specialty Chemicals, Inc.
7.88%, due 02/15/2023		975	332
9.20%, due 03/15/2021		475	176
Highwoods Properties, Inc. REIT
5.85%, due 03/15/2017		1,175	755
Home Depot, Inc.
5.40%, due 03/01/2016 ^		75	57
5.88%, due 12/16/2036		7,374	4,411
International Lease Finance Corp.
5.25%, due 01/10/2013		535	349
5.65%, due 06/01/2014		300	192
6.63%, due 11/15/2013		555	360
International Paper Co.
5.25%, due 04/01/2016		1,800	1,267
7.95%, due 06/15/2018		3,515	2,847
Intuit, Inc.
5.75%, due 03/15/2017		680	527
iStar Financial, Inc. REIT
5.13%, due 04/01/2011		65	27
5.15%, due 03/01/2012		1,830	714
5.38%, due 04/15/2010		570	276
5.65%, due 09/15/2011		635	254
5.80%, due 03/15/2011 ^		150	61
5.95%, due 10/15/2013		1,100	418
JC Penney Corp., Inc.
5.75%, due 02/15/2018		395	277
6.38%, due 10/15/2036		5,435	3,255
7.40%, due 04/01/2037		355	242
7.63%, due 03/01/2097		430	279
Joy Global, Inc.
6.63%, due 11/15/2036		2,320	1,777
JPMorgan Chase & Co.
Zero coupon, due 09/10/2012 -144A	IDR	41,468,980	1,232
K Hovnanian Enterprises, Inc.
6.25%, due 01/15/2016 ^	$4,080		1,225
6.38%, due 12/15/2014 ^		95	28
6.50%, due 01/15/2014		300	90
7.50%, due 05/15/2016		10	3
7.75%, due 05/15/2013 ^		40	12

The notes to the financial statements are an integral part of this report.

		Principal	Value
United States (continued)
Kar Holdings, Inc.
10.00%, due 05/01/2015 ^		$775	$438
KB Home
5.75%, due 02/01/2014		610	403
5.88%, due 01/15/2015		3,415	2,237
6.25%, due 06/15/2015		1,055	702
7.25%, due 06/15/2018		60	40
Kinder Morgan Energy Partners, LP
6.50%, due 02/01/2037		2,600	1,805
6.95%, due 01/15/2038		5,730	4,202
KLA-Tencor Corp.
6.90%, due 05/01/2018		4,000	3,224
Kraft Foods, Inc.
6.50%, due 11/01/2031		960	734
6.88%, due 02/01/2038		2,970	2,357
7.00%, due 08/11/2037		545	440
Lehman Brothers Holdings, Inc.
5.75%, due 01/03/2017 Џ		940	1
6.00%, due 05/03/2032 Џ		2,365	3
6.88%, due 07/17/2037 Џ		4,155	5
Lennar Corp.
5.13%, due 10/01/2010		50	38
5.50%, due 09/01/2014 ^		2,015	1,028
5.60%, due 05/31/2015 ^		1,605	802
Level 3 Financing, Inc.
8.75%, due 02/15/2017 ^		4,045	1,942
9.25%, due 11/01/2014		445	254
Lowe’s Companies, Inc.
6.65%, due 09/15/2037 ^		530	389
Lucent Technologies, Inc.
6.45%, due 03/15/2029		6,210	3,043
6.50%, due 01/15/2028		1,275	625
Mackinaw Power LLC
6.30%, due 10/31/2023 -144A		1,709	1,347
Macys Retail Holdings, Inc.
6.38%, due 03/15/2037		3,000	1,528
6.79%, due 07/15/2027		1,065	571
6.90%, due 04/01/2029		1,860	990
Masco Corp.
5.85%, due 03/15/2017		2,270	1,548
McDonald’s Corp.
6.30%, due 10/15/2037		4,675	4,098
Merrill Lynch & Co., Inc.
5.00%, due 01/15/2015		535	443
5.70%, due 05/02/2017		300	235
6.11%, due 01/29/2037		2,230	1,476
6.40%, due 08/28/2017		3,180	2,687
6.88%, due 04/25/2018		3,990	3,544
10.71%, due 03/08/2017	BRL	2,000	515
Miller Brewing Co.
5.50%, due 08/15/2013 -144A		$265	254
Morgan Stanley
4.25%, due 05/15/2010 ^		1,730	1,596
5.38%, due 10/15/2015		1,520	1,188
5.45%, due 01/09/2017		585	468
5.55%, due 04/27/2017		2,000	1,593
5.95%, due 12/28/2017		130	104
6.25%, due 08/09/2026		$970	695
6.63%, due 04/01/2018		300	250
6.75%, due 04/15/2011		655	611
Mosaic Global Holdings, Inc.
7.30%, due 01/15/2028		420	299
7.38%, due 08/01/2018		400	325
Motorola, Inc.
5.22%, due 10/01/2097		690	335
6.50%, due 11/15/2028		1,310	812
6.63%, due 11/15/2037		6,565	3,843
New Albertsons, Inc.
6.63%, due 06/01/2028		4,020	2,570
7.45%, due 08/01/2029		630	441
7.75%, due 06/15/2026		460	342
Newmont Mining Corp.
5.88%, due 04/01/2035		2,090	1,526
News America, Inc.
6.15%, due 03/01/2037		4,240	3,087
6.20%, due 12/15/2034 ^		870	657
6.40%, due 12/15/2035		185	140
Nextel Communications, Inc.
5.95%, due 03/15/2014		1,225	661
6.88%, due 10/31/2013		1,395	795
7.38%, due 08/01/2015		1,585	872
NGC Corp. Capital Trust
8.32%, due 06/01/2027 ^		200	74
NiSource Finance Corp.
6.40%, due 03/15/2018		5,855	4,243
Nordstrom, Inc.
7.00%, due 01/15/2038		4,900	3,163
Northern Telecom Capital
7.88%, due 06/15/2026		300	120
Northwest Airlines, Inc.
7.03%, due 11/01/2019		6,708	4,427
Oneok Partners, LP
6.65%, due 10/01/2036		2,355	1,562
Owens & Minor, Inc.
6.35%, due 04/15/2016 §		835	805
Owens Corning, Inc.
6.50%, due 12/01/2016 *		790	588
7.00%, due 12/01/2036 *		2,870	1,818
Pioneer Natural Resources Co.
5.88%, due 07/15/2016		3,415	2,495
6.88%, due 05/01/2018		435	323
7.20%, due 01/15/2028		925	616
Plains All American Pipeline, LP
6.50%, due 05/01/2018		490	363
6.70%, due 05/15/2036		930	582
Pulte Homes, Inc.
6.00%, due 02/15/2035 ^		110	59
6.38%, due 05/15/2033		1,780	890
Qwest Capital Funding, Inc.
6.50%, due 11/15/2018		965	622
6.88%, due 07/15/2028		2,450	1,544
7.63%, due 08/03/2021 ^		1,000	650
7.75%, due 02/15/2031 ^		530	339

The notes to the financial statements are an integral part of this report.

		Principal	Value
United States (continued)
Qwest Corp.
6.50%, due 06/01/2017	$565		$404
6.88%, due 09/15/2033		1,560	967
7.20%, due 11/10/2026		895	577
7.25%, due 09/15/2025		965	632
7.50%, due 06/15/2023		1,895	1,222
Realty Income Corp. REIT
6.75%, due 08/15/2019		3,795	2,905
Reynolds American, Inc.
6.75%, due 06/15/2017		358	269
7.25%, due 06/15/2037 ^		880	572
RH Donnelley Corp.
6.88%, due 01/15/2013 ^		1,870	430
8.88%, due 01/15/2016 ^		970	208
Sara Lee Corp.
6.13%, due 11/01/2032		2,195	1,690
Schering-Plough Corp.
6.55%, due 09/15/2037		2,835	2,261
Simon Property Group, LP REIT
4.88%, due 08/15/2010		2,735	2,504
SLM Corp.
4.00%, due 01/15/2010		1,520	1,246
5.00%, due 06/15/2018		3,013	1,728
5.05%, due 11/14/2014		435	245
5.13%, due 08/27/2012		640	427
5.38%, due 05/15/2014 ^		1,927	1,214
5.40%, due 10/25/2011 ^		700	496
5.63%, due 08/01/2033		779	388
6.50%, due 06/15/2010	NZD	5,865	2,600
8.45%, due 06/15/2018	$10,625		7,218
Southern Natural Gas Co.
5.90%, due 04/01/2017 -144A *		380	293
Sprint Capital Corp.
6.88%, due 11/15/2028 ^		10,035	5,870
6.90%, due 05/01/2019		940	663
Sprint Nextel Corp.
6.00%, due 12/01/2016		967	670
Starwood Hotels & Resorts Worldwide, Inc.
6.25%, due 02/15/2013		3,255	2,395
Steel Dynamics, Inc.
7.38%, due 11/01/2012		1,800	1,339
Target Corp.
6.50%, due 10/15/2037		6,053	4,357
Teva Pharmaceutical Finance LLC
6.15%, due 02/01/2036		870	629
Time Warner Cable, Inc.
6.55%, due 05/01/2037		2,900	2,209
Time Warner, Inc.
6.50%, due 11/15/2036		4,220	2,999
Toll Corp.
8.25%, due 12/01/2011 ^		3,230	2,746
Toro Co.
6.63%, due 05/01/2037		2,500	2,031
Toys “R” US, Inc.
7.38%, due 10/15/2018		6,440	3,349
7.88%, due 04/15/2013		355	217
Tribune Co.
5.25%, due 08/15/2015 ^		1,755	298
Unisys Corp.
8.00%, due 10/15/2012		615	388
United Airlines, Inc.
6.64%, due 07/02/2022	$7,417		4,669
UnitedHealth Group, Inc.
6.63%, due 11/15/2037 ^		4,940	3,411
6.88%, due 02/15/2038		1,595	1,138
USG Corp.
6.30%, due 11/15/2016		4,585	2,751
7.75%, due 01/15/2018 *		780	538
Valero Energy Corp.
6.63%, due 06/15/2037		800	568
Verizon Communications, Inc.
6.25%, due 04/01/2037 ^		2,590	2,001
Verizon Maryland, Inc.
5.13%, due 06/15/2033		200	121
Verizon New England, Inc.
4.75%, due 10/01/2013 ^		6,125	5,160
Viacom, Inc.
6.88%, due 04/30/2036		4,345	3,033
Wachovia Bank NA
6.60%, due 01/15/2038		4,180	3,305
Wachovia Corp.
5.50%, due 08/01/2035		632	457
Western Union Co.
6.20%, due 11/17/2036		1,240	799
Westvaco Corp.
7.95%, due 02/15/2031		1,135	986
8.20%, due 01/15/2030		1,155	922
Weyerhaeuser Co.
6.88%, due 12/15/2033		115	76
Xerox Corp.
6.35%, due 05/15/2018		6,330	4,639
XTO Energy, Inc.
6.10%, due 04/01/2036		1,835	1,264
Yum! Brands, Inc.
6.88%, due 11/15/2037		5,910	3,842
Total Corporate Debt Securities (cost $582,186)			405,379

STRUCTURED NOTES DEBT (0.8%)
United States (0.8%)
JPMorgan Chase & Co.
Zero Coupon, due 10/22/2012 -144A	KRW	6,748,800	4,059
JPMorgan Chase & Co.
Zero Coupon, due 04/12/2012 -144A	IDR	21,967,355	752
Total Structure Notes Debt (cost $7,619)			4,811

		Shares
CONVERTIBLE PREFERRED STOCKS (0.5%)
United States (0.5%)
AES Trust III, 6.75%		10,950	392
Bank of America Corp., 7.25% 		625	438
El Paso Energy Capital Trust I, 4.75%  ^		6,300	173
Lehman Brothers Holdings, Inc., 7.25%  Џ		1,920	2
Lucent Technologies Capital Trust I, 7.75% 		4,900	1,470
Newell Financial Trust I, 5.25% 		10,000	277
Total Convertible Preferred Stocks (cost $7,163)			2,752

The notes to the financial statements are an integral part of this report.

	Shares	Value
PREFERRED STOCKS (1.0%)
United States (1.0%)
Comcast Corp., 7.00% 	108,601	$2,179
Countrywide Capital IV, 6.75% 	88,375	1,445
Fannie Mae
4.75%  ^	8,150	20
5.13% 	2,900	8
5.38% 	5,800	16
5.81% 	2,400	7
6.75% 	3,700	5
8.25%  ^	388,125	793
Freddie Mac
5.00%  ^	4,150	8
5.57% 	63,300	58
5.66% 	18,750	16
5.70% 	6,500	10
5.79% 	12,000	22
5.81% 	4,200	8
5.90% 	9,300	10
6.00% 	5,350	10
6.42%  ^	3,750	8
6.55%  ^	14,400	15
8.38%  ^	161,275	250
Lehman Brothers Holdings Capital Trust V
6.00%  Џ	2,100	♦
Lehman Brothers Holdings, Inc.
5.67%  Џ	3,900	♦
5.94%  Џ	4,125	♦
6.50%  Џ	18,075	♦
7.95%  Џ	18,230	♦
SLM Corp.
6.00% 	78,825	854
Total Preferred Stocks (cost $20,168)		5,742

COMMON STOCKS (0.0%)
United States (0.0%)
Freddie Mac ^	72,000	74
Owens-Illinois, Inc. ‡ ^	10,796	247
Total Common Stocks (cost $2,369)		321

	Principal
CONVERTIBLE BONDS (2.2%)
Canada (0.2%)
Nortel Networks Corp.
1.75%, due 04/15/2012	$450	178
Nortel Networks Corp.
2.13%, due 04/15/2014 ^	2,870	1,004
United States (2.0%)
Chesapeake Energy Corp.
2.25%, due 12/15/2038	265	132
Hercules,Inc.
6.50%, due 06/30/2029 §	1,260	781
Human Genome Sciences, Inc.
2.25%, due 08/15/2012	1,170	605
Incyte Corp., Ltd.
3.50%, due 02/15/2011	650	436
iStar Financial, Inc. REIT
4.38%, due 10/01/2012 *	80	30
JDS Uniphase Corp.
1.00%, due 05/15/2026 ^	450	273
Level 3 Communications, Inc.
3.50%, due 06/15/2012 ^	1,365	544
6.00%, due 09/15/2009 ^	370	311
6.00%, due 03/15/2010 ^	2,770	1,676
Liberty Media LLC
3.50%, due 01/15/2031	124	37
Nektar Therapeutics
3.25%, due 09/28/2012	1,960	1,004
Nextel Communications, Inc.
5.25%, due 01/15/2010	900	761
Valeant Pharmaceuticals International
4.00%, due 11/15/2013	1,300	1,160
Vertex Pharmaceuticals, Inc.
4.75%, due 02/15/2013	2,795	3,536
Total Convertible Bonds (cost $16,688)		12,468

REPURCHASE AGREEMENT (11.6%)
United States (11.6%)
State Street Repurchase Agreement
0.15%, dated 10/31/2008, to be repurchased at $66,952 on 11/03/2008 à •	66,951	66,951
Total Repurchase Agreement (cost $66,951)		66,951

	Shares
SECURITIES LENDING COLLATERAL (8.2%)
United States (8.2%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	47,205,621	47,206
Total Securities Lending Collateral (cost $47,206)		47,206
Total Investment Securities (cost $831,057) #		$612,611

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro	575	12/17/2008	$813	$(81)
Euro	324	12/17/2008	440	(28)
Euro	(1,825)	12/17/2008	(2,595)	272
Euro	(825)	12/17/2008	(1,050)	♦
				$163

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Foreign Government Obligation	8.5%	$54,043
Diversified Financial Services	6.8%	41,650
Diversified Telecommunication Services	6.2%	37,970
Oil, Gas & Consumable Fuels	4.9%	30,294
Consumer Finance	4.7%	28,757
Media	4.7%	28,383
Capital Markets	3.3%	20,232
Health Care Providers & Services	2.5%	15,321
Multiline Retail	2.5%	15,139
Commercial Banks	2.3%	14,068
Airlines	2.1%	12,822
Electric Utilities	2.0%	12,034
Communications Equipment	1.9%	11,861
Household Durables	1.9%	11,813
Paper & Forest Products	1.7%	10,686
Hotels, Restaurants & Leisure	1.7%	10,507
Metals & Mining	1.6%	9,506
Food Products	1.5%	9,211
Specialty Retail	1.5%	8,842
Wireless Telecommunication Services	1.4%	8,717
Mortgage-Backed Security	1.4%	8,676
Real Estate Investment Trusts	1.3%	7,944
Biotechnology	1.3%	7,838
Building Products	1.2%	7,243
Road & Rail	1.2%	7,114
Pharmaceuticals	1.0%	5,880
Semiconductors & Semiconductor Equipment	0.8%	4,871
Food & Staples Retailing	0.8%	4,783
Office Electronics	0.8%	4,639
Machinery	0.7%	4,315
Asset-Backed Security	0.7%	4,262
Beverages	0.7%	4,201
Leisure Equipment & Products	0.6%	3,924
Transportation Infrastructure	0.6%	3,426
Independent Power Producers & Energy Traders	0.5%	3,292
Insurance	0.5%	2,973
Thrifts & Mortgage Finance	0.5%	2,788
IT Services	0.5%	2,771
Aerospace & Defense	0.4%	2,605
Water Utilities	0.4%	2,351
Automobiles	0.4%	2,198
Health Care Equipment & Supplies	0.2%	1,464
Chemicals	0.2%	1,406
U.S. Government Agency Obligation	0.2%	1,338
Life Sciences Tools & Services	0.2%	1,005
Electronic Equipment & Instruments	0.2%	939
Tobacco	0.1%	841
Software	0.1%	527
Multi-Utilities	0.1%	420
Professional Services	0.1%	317
Containers & Packaging	0.0%	247
Investment Securities, at Value	81.4%	498,454
Short-Term Investments	18.6%	114,157
Total Investments	100.0%	$612,611

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $46,134.
*	Floating or variable rate note. Rate is listed as of 10/31/2008.
Ž	The security has a perpetual maturity. The date shown is the next call date.
Џ	In default.
§	Illiquid. At 10/31/2008, these securities aggregated $8,384 or 1.45% of the Fund’s net assets.
♦	Value and/or principal is less than $1.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.89%, a maturity date of 01/01/2037, and with a market value plus accrued interest of $68,294.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $831,264. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,525 and $220,178 respectively. Net unrealized depreciation for tax purposes is $218,653.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $50,656, or 8.77% of the fund’s net assets.

LLC	Limited Liability Corporation
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
ISK	Iceland Krona
KRW	Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Marsico International Growth

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (87.8%)
Australia (3.1%)
CSL, Ltd.	361,368	$8,788
Bermuda (1.3%)
Esprit Holdings, Ltd.	648,000	3,682
Brazil (5.4%)
Gafisa SA	413,927	2,916
Petroleo Brasileiro SA ADR	258,434	6,949
Unibanco - Uniao de Bancos Brasileiros SA GDR ‡	85,596	5,399
Canada (3.4%)
Rogers Communications, Inc. -Class B	327,174	9,498
Denmark (2.9%)
Vestas Wind Systems ‡	199,461	8,170
Finland (0.9%)
Nokia OYJ	160,546	2,459
France (9.0%)
Accor SA ^	117,533	4,573
Alstom SA	70,339	3,486
AXA SA	343,006	6,553
BNP Paribas ^	78,978	5,702
Cie Generale de Geophysique-Veritas ‡ ^	170,543	2,758
JC Decaux SA ^	138,966	2,415
Germany (3.0%)
Bayerische Motoren Werke AG	59,761	1,515
Linde AG	86,794	7,182
Hong Kong (1.6%)
Cheung Kong Holdings, Ltd.	161,000	1,546
CNOOC, Ltd.	3,774,000	3,099
India (1.6%)
ICICI Bank, Ltd. ADR ^	257,105	4,394
Israel (3.5%)
Teva Pharmaceutical Industries, Ltd. ADR ^	231,065	9,908
Japan (10.1%)
Daikin Industries, Ltd. ^	148,529	3,341
Daiwa Securities Group, Inc. ^	752,000	4,251
Honda Motor Co., Ltd. ^	70,300	1,748
Marubeni Corp.	1,385,000	5,381
Mizuho Financial Group, Inc. ^	1,463	3,572
Nintendo Co., Ltd.	31,500	10,121
Mexico (1.5%)
Cemex SAB de CV ADR ‡ ^	550,830	4,164
Netherlands (2.6%)
Heineken NV	219,344	7,399
Singapore (0.2%)
Singapore Airlines, Ltd.	91,000	697
Spain (2.4%)
Banco Bilbao Vizcaya Argentaria SA ^	135,795	1,576
Gamesa Corp. Tecnologica SA	315,861	5,178
Switzerland (17.0%)
ABB, Ltd. ‡	254,822	3,344
Actelion, Ltd. ‡ ^	77,129	4,075
Alcon, Inc.	30,200	2,661
Credit Suisse Group AG ^	265,590	9,931
Julius Baer Holding AG	120,535	4,714
Lonza Group AG ^	97,861	8,122
Nestle SA	192,945	7,503
Roche Holding AG	19,687	3,011
UBS AG	283,966	4,818
Taiwan (5.1%)
HON HAI Precision Industry Co., Ltd.	2,119,150	5,115
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,143,892	9,449
United Kingdom (11.6%)
BG Group PLC	544,924	8,013
BP PLC	355,698	2,900
HSBC Holdings PLC	465,516	5,514
Reckitt Benckiser Group PLC	115,205	4,873
Tesco PLC	1,697,288	9,300
Vodafone Group PLC	1,353,810	2,604
United States (1.6%)
Genentech, Inc. ‡ ^	41,587	3,449
Las Vegas Sands Corp. ‡ ^	86,783	1,231
Total Common Stocks (cost $361,924)		249,047

	Principal
REPURCHASE AGREEMENT (10.3%)
United States (10.3%)
State Street Repurchase Agreement
0.15%, dated 10/31/2008, to be repurchased at $29,278 on 11/03/2008 à •	$29,278	29,278
Total Repurchase Agreement (cost $29,278)		29,278

	Shares
SECURITIES LENDING COLLATERAL (21.2%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	60,084,341	60,084
Total Securities Lending Collateral (cost $60,084)		60,084

Total Investment Securities (cost $451,286) #		$338,409

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	7.8%	$26,157
Capital Markets	7.0%	23,715
Oil, Gas & Consumable Fuels	6.2%	20,960
Biotechnology	4.8%	16,312
Pharmaceuticals	3.8%	12,919
Electrical Equipment	3.4%	11,656
Software	3.0%	10,121
Diversified Telecommunication Services	2.8%	9,498
Semiconductors & Semiconductor Equipment	2.8%	9,449
Food & Staples Retailing	2.8%	9,300
Life Sciences Tools & Services	2.4%	8,122
Food Products	2.2%	7,503
Beverages	2.2%	7,399
Chemicals	2.1%	7,182
Insurance	1.9%	6,553
Hotels, Restaurants & Leisure	1.7%	5,804
Trading Companies & Distributors	1.6%	5,381
Aerospace & Defense	1.5%	5,178
Electronic Equipment & Instruments	1.5%	5,115
Household Products	1.4%	4,873
Construction Materials	1.2%	4,164
Specialty Retail	1.1%	3,682
Construction & Engineering	1.0%	3,344
Building Products	1.0%	3,341
Automobiles	1.0%	3,263
Household Durables	0.9%	2,916
Energy Equipment & Services	0.8%	2,758
Health Care Equipment & Supplies	0.8%	2,661
Wireless Telecommunication Services	0.8%	2,604
Communications Equipment	0.7%	2,459
Media	0.7%	2,415
Real Estate Management & Development	0.5%	1,546
Airlines	0.2%	697
Investment Securities, at Value	73.6%	249,047
Short-Term Investments	26.4%	89,362
Total Investments	100.0%	$338,409

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $57,713.
	Interest rate shown reflects the yield at 10/31/2008.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.00%, a maturity date of 06/01/2014, and with a market value plus accrued interest of $29,864.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $471,884. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,609 and $137,084, respectively. Net unrealized depreciation for tax purposes is $133,475.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

ADR	American Depository Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

Transamerica Neuberger Berman International

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (93.4%)
Australia (0.6%)
Woodside Petroleum, Ltd.	66,606	$1,882
Belgium (3.7%)
Colruyt SA	20,315	4,566
Euronav NV	64,889	949
InBev NV ^	81,705	3,295
Option NV ‡ ^	316,156	927
Telenet Group Holding NV ‡	97,260	1,511
Bermuda (0.5%)
TPV Technology, Ltd.	7,632,000	1,515
Brazil (3.8%)
Amil Participacoes SA	310,440	1,433
Cia Vale do Rio Doce -Class B ADR ^	359,705	4,212
Natura Cosmeticos SA	7,820	67
Petroleo Brasileiro SA -Class A ADR	159,022	3,510
Ultrapar Participacoes SA ADR ^	138,490	2,562
Canada (4.7%)
Addax Petroleum Corp.	107,222	1,596
Addax Petroleum Corp. -144A ‡	29,300	438
Cameco Corp.	167,380	2,740
First Calgary Petroleums, Ltd. ‡ ^	476,455	1,376
MacDonald Dettwiler & Associates, Ltd. ‡ ^	275,670	4,947
Potash Corp. of Saskatchewan	13,330	1,137
Talisman Energy, Inc.	241,180	2,383
Cayman Islands (1.7%)
Hengan International Group Co., Ltd.	1,206,215	3,364
Want Want China Holdings, Ltd.	4,876,000	1,836
Chile (0.7%)
Sociedad Quimica y Minera de Chile SA ADR ^	93,985	2,152
Cyprus (0.7%)
Prosafe Se ^	604,850	2,248
Finland (1.4%)
Nokia OYJ	284,985	4,365
France (8.6%)
Euler Hermes SA	47,615	2,346
Ipsen SA	114,527	4,353
Ipsos §	172,722	4,342
Pernod-Ricard SA ^	36,345	2,367
Publicis Groupe ^	75,515	1,707
Teleperformance	132,050	2,849
Total SA ADR ^	82,815	4,591
Vallourec	33,431	3,740
Germany (10.9%)
Continental AG ‡ ^	24,783	1,772
Deutsche Boerse AG	19,000	1,486
Fresenius Medical Care AG	73,105	3,239
Gea Group AG	192,265	2,761
Gerresheimer AG	142,470	4,910
Leoni AG	101,845	1,263
Pfeiffer Vacuum Technology AG ^	47,828	2,863
SAP AG ADR	93,535	3,305
Tognum AG	231,180	2,555
Wacker Chemie AG	40,700	4,398
Wincor Nixdorf AG	114,541	4,961
Greece (1.0%)
Intralot SA-Integrated Lottery Systems & Services	169,505	873
Piraeus Bank SA	181,277	2,300
Hong Kong (1.0%)
China Mobile, Ltd. ADR ^	68,565	3,009
India (0.3%)
State Bank of India, Ltd. GDR	21,270	978
Ireland (1.5%)
DCC PLC	200,105	3,119
Dragon Oil PLC ‡ §	563,207	1,457
Israel (1.0%)
Makhteshim-Agan Industries, Ltd.	306,820	1,162
Teva Pharmaceutical Industries, Ltd. ADR ^	41,700	1,788
Italy (2.0%)
Milano Assicurazioni SpA	1,146,250	3,747
Unione DI Banche Italiane Scpa	145,665	2,457
Japan (16.2%)
Alfresa Holdings Corp. ^	59,000	2,566
East Japan Railway Co.	557	3,964
Exedy Corp.	120,100	1,721
Fanuc, Ltd. ^	46,300	3,085
Hisamitsu Pharmaceutical Co., Inc. ^	38,300	1,596
Hogy Medical Co., Ltd. ^	58,400	3,226
Ibiden Co., Ltd. ^	64,800	1,212
Nifco, Inc.	193,000	2,837
Nihon Kohden Corp. ^	393,000	6,639
Nintendo Co., Ltd. ADR ^	69,915	2,727
Nitto Denko Corp. ^	77,500	1,716
Olympus Corp. ^	146,000	2,814
Sankyo Co., Ltd.	95,900	4,267
Shiseido Co., Ltd. ^	108,000	2,222
Takeda Pharmaceutical Co., Ltd.	78,100	3,880
Terumo Corp.	39,600	1,650
Toyota Motor Corp. ADR ^	48,250	3,671
Jersey, C.I. (1.1%)
Experian Group, Ltd.	632,943	3,491
Korea, Republic of (1.0%)
Hyundai Mobis	49,958	2,934
Netherlands (8.5%)
Aalberts Industries NV ^	161,980	1,480
ASML Holding NV	159,888	2,799
CSM ^	141,720	2,624
Fugro NV	82,350	2,943
Heineken NV ^	73,800	2,490
Nutreco Holding NV	75,640	2,412
Sligro Food Group NV §	143,475	3,088
TNT NV	218,295	4,607
Unilever NV	138,875	3,347
Norway (1.2%)
DnB NOR ASA ^	634,530	3,677
Singapore (0.9%)
United Overseas Bank, Ltd.	314,000	2,839
Spain (2.9%)
Banco Santander SA	298,570	3,229
Telefonica SA ^	305,995	5,665
Sweden (1.1%)
Getinge AB -Class B ^	246,320	3,445
Switzerland (3.6%)
Barry Callebaut AG ‡ ^	5,460	2,729
Nestle SA	111,065	4,319
Swiss Reinsurance ^	99,575	4,153

The notes to the financial statements are an integral part of this report.

	Shares	Value
United Kingdom (12.8%)
Amlin PLC	1,073,676	$5,498
Barclays Bank PLC	326,601	936
Chemring Group PLC	176,065	4,517
Diageo PLC	174,900	2,669
GlaxoSmithKline PLC	102,883	1,978
Halma PLC	635,745	1,681
Informa PLC	742,765	2,516
Laird PLC	743,060	1,951
Raymarine PLC	548,070	132
RPS Group PLC	1,057,997	2,518
Sepura, Ltd.	853,086	652
SSL International PLC	597,035	4,032
Tullow Oil PLC	185,154	1,572
Vodafone Group PLC	4,842,267	9,315
Total Common Stocks (cost $438,147)		287,740

	Principal
REPURCHASE AGREEMENT (6.0%)
United States (6.0%)
State Street Repurchase Agreement
0.15%, dated 10/31/2008, to be repurchased at $18,553 on 11/03/2008 à •	$18,553	18,553
Total Repurchase Agreement (cost $18,553)		18,553

	Shares
SECURITIES LENDING COLLATERAL (20.7%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	63,649,572	63,650
Total Securities Lending Collateral (cost $63,650)		63,650

Total Investment Securities (cost $520,350) #		$369,943

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Health Care Equipment & Supplies	6.7%	$24,370
Oil, Gas & Consumable Fuels	5.8%	21,545
Food Products	4.7%	17,266
Commercial Banks	4.4%	16,417
Chemicals	4.4%	16,163
Insurance	4.0%	14,831
Pharmaceuticals	3.7%	13,596
Wireless Telecommunication Services	3.3%	12,324
Media	3.1%	11,415
Machinery	3.0%	11,167
Software	3.0%	10,978
Beverages	2.9%	10,821
Food & Staples Retailing	2.1%	7,654
Diversified Telecommunication Services	1.9%	7,176
Auto Components	1.7%	6,427
Communications Equipment	1.6%	5,944
Personal Products	1.5%	5,654
Energy Equipment & Services	1.4%	5,191
Computers & Peripherals	1.3%	4,961
Containers & Packaging	1.3%	4,910
Air Freight & Logistics	1.3%	4,607

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY (continued):
Aerospace & Defense	1.2%	$4,517
Leisure Equipment & Products	1.2%	4,399
Metals & Mining	1.1%	4,212
Road & Rail	1.1%	3,964
Automobiles	1.0%	3,671
Professional Services	0.9%	3,491
Health Care Providers & Services	0.9%	3,239
Electrical Equipment	0.9%	3,215
Industrial Conglomerates	0.8%	3,119
Diversified Financial Services	0.8%	3,001
Electronic Equipment & Instruments	0.8%	2,893
Semiconductors & Semiconductor Equipment	0.8%	2,799
Specialty Retail	0.7%	2,562
Construction & Engineering	0.7%	2,555
Commercial Services & Supplies	0.7%	2,518
Thrifts & Mortgage Finance	0.6%	2,346
Marine	0.3%	949
Hotels, Restaurants & Leisure	0.2%	873
Investment Securities, at Value	77.8%	287,740
Short-Term Investments	22.2%	82,203
Total Investments	100.0%	$369,943

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $61,112.
‡	Non-income producing security.
	Interest rate shown reflects the yield at 10/31/2008.
§	Illiquid. At 10/31/2008, these securities aggregated $8,887 or 2.89% of the Fund’s net assets.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 3.56%, a maturity date of 10/25/2036, and with a market value plus accrued interest of $18,925.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $530,516. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,978 and $162,551, respectively. Net unrealized depreciation for tax purposes is $160,573.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2008, these securities aggregated $438, or 0.14% of the Fund’s net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

Transamerica Oppenheimer Developing Markets

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS (2.6%)
Brazil (2.5%)
All America Latina Logistica SA, 0.42% 	338,000	$1,576
Lojas Americanas SA, 1.18% 	1,548,990	4,261
NET Servicos de Comunicacao SA, Zero Coupon ‡ 	317,662	2,012
Korea, Republic of (0.1%)
S-Oil Corp., 11.73% 	6,882	265
Total Preferred Stocks (cost $18,636)		8,114

COMMON STOCKS (95.4%)
Argentina (0.0%)
IRSA Inversiones y Representaciones SA GDR ‡ ^	14,500	52
Bermuda (0.1%)
Credicorp, Ltd.	8,700	342
Varitronix International	685,000	146
Brazil (8.7%)
B2W Cia Global Do Varejo	34,000	436
BM&F Bovespa SA	1,269,146	3,392
Cia Vale do Rio Doce -Class B ADR ^	458,100	5,556
Diagnosticos DA Am Com Npv	59,200	686
Empresa Brasileira de Aeronautica SA ADR ^	240,000	5,021
Natura Cosmeticos SA	602,600	5,201
Petroleo Brasileiro SA ADR	88,312	2,375
Petroleo Brasileiro SA -Class A ADR	219,700	4,849
Cayman Islands (3.6%)
Baidu.Com ADR ‡ ^	2,100	433
Focus Media Holding, Ltd. ADR ‡ ^	27,600	511
SINA Corp. ‡ ^	228,400	7,400
Tencent Holdings, Ltd.	413,800	3,012
Chile (2.5%)
Banco Santander Chile	68,112,201	2,082
Centros Comerciales Sudamericanos SA	2,952,481	4,318
Saci Falabella	429,773	1,131
China (1.0%)
China Shenhua Energy Co., Ltd.	1,059,000	2,011
Shanghai Zhenhua Port Machinery Co.	1,343,600	846
Travelsky Technology, Ltd.	1,757,000	423
Egypt (4.0%)
Commercial International Bank	432,497	2,175
Commercial International Bank -144A GDR §	18,360	82
Eastern Tobacco	27,012	1,045
Orascom Telecom Holding Sae	1,638,080	9,526
France (0.2%)
Technip SA ^	19,400	581
Hong Kong (9.8%)
China Mobile, Ltd. ADR ^	56,000	2,458
China Resources Enterprise	2,219,000	4,418
China Unicom, Ltd.	7,478,000	10,676
CNOOC, Ltd.	1,191,000	978
Hang Lung Properties, Ltd.	1,604,000	3,919
Hong Kong Exchanges And Clearing, Ltd.	496,000	5,030
Hutchison Whampoa, Ltd.	175,000	946
Television Broadcasts, Ltd.	918,000	2,553
India (14.6%)
ABB, Ltd.	57,200	645
Bharat Electronics, Ltd.	51,500	646
Divis Laboratorie	100,154	2,318
HCL Technologies, Ltd.	370,040	1,323
HDFC Bank Ltd. ADR ^	98,000	6,429
Hindustan Unilever, Ltd.	643,700	2,923
Housing Development Finance Corp.	146,400	5,314
Infosys Technologies, Ltd.	608,500	17,689
Infosys Technologies, Ltd. ADR ^	32,900	965
ITC, Ltd.	506,100	1,611
Rico Auto Industries, Ltd.	19,100	4
Tata Consultancy Services, Ltd.	333,001	3,715
ZEE Entertainment Enterprises, Ltd.	927,100	2,944
Indonesia (2.5%)
Bank Central Asia	3,446,000	835
Gudang Garam	1,738,249	672
PT Astra International TBK	1,565,400	1,303
Telekomunikasi Industries	10,289,675	5,148
Unilever Indonesia	187,000	128
Korea, Republic of (3.7%)
Amorepacific Corp. ^	1,590	699
GS Engineering	13,602	646
Hyundai Development Co.	32,679	884
Hyundai Engineering & Construction Co., Ltd.^	56,105	2,304
NHN Corp. ‡ ^	37,717	4,014
Shinsegae Co.	9,103	3,195
Luxembourg (0.5%)
Oriflame Cosmetics	24,000	750
Tenaris SA ADR	39,700	817
Mexico (8.9%)
America Movil SAB de CV -Class R ADR	100,700	3,116
Corp. Geo SAB de CV -Class B ‡ ^	515,300	701
Corp. Interamericana de Entretenimiento SAB de CV ‡	325,700	253
Fomento Economico Mexicano SAB de CV ADR	80,600	2,038
Fomento Economico Mexicano SAB de CV	1,396,700	3,579
Grupo Financiero Banorte SAB de CV ^	2,647,100	5,104
Grupo Televisa SA ADR	458,200	8,092
Sare Holding SAB de CV -Class B ‡ ^	2,150,001	591
Wal-Mart de Mexico SAB de CV -Class V ^	1,866,993	5,011
Norway (0.3%)
DNO International ASA ‡ ^	1,471,500	991
Philippines (2.5%)
Jollibee Foods	1,564,200	1,479
SM Prime Php1 REIT	36,104,470	6,214
Portugal (0.4%)
Jeronimo Martins SGPS SA	274,800	1,402
Russian Federation (4.5%)
Gazprom OAO ADR	399,300	7,951
Gazprom OAO ADR ^	26,500	527
Magnit OAO ‡	103,000	1,648
MMC Norilsk Nickel ADR	99,800	999
Novatek OAO -144A GDR ^ §	82,800	3,271
Polymetal -144A GDR ‡ §	39,800	80

The notes to the financial statements are an integral part of this report.

	Shares	Value
South Africa (3.1%)
Adcock Ingram Holdings, Ltd. ‡	78,048	$273
Anglo Platinum, Ltd.	53,500	2,211
Impala Platinum Holdings, Ltd.	150,600	1,572
Liberty Group, Ltd.	64,900	405
Standard Bank Group, Ltd.	473,519	3,760
Tiger Brands, Ltd.	111,548	1,617
Taiwan (12.5%)
HON HAI Precision Industry Co., Ltd.	639,584	1,544
Mediatek, Inc.	1,147,993	10,281
President Chain Store Corp.	854,000	1,983
Realtek Semiconductor Corp.	1,357,040	2,035
Synnex Tech International	1,306,726	1,696
Taiwan Semiconductor Manufacturing Co., Ltd.	14,038,640	20,427
Taiwan Semiconductor Manufacturing Co., Ltd. ADR ^	173,048	1,429
Yuanta Financial Holdings	1,438,000	562
Thailand (0.1%)
Kiatnakin Bank PLC	1,298,087	370
Turkey (7.2%)
Aksigorta Try1	342,986	707
Anadolu AS	267,493	2,265
Bim Birlesik Magazalar As	96,900	1,957
Enka Insaat VE Sanayi As	2,166	8
Ford Otomotiv Sanayi AS	171,612	540
Haci OMER Sabanci Holding As	982,500	2,386
Haci OMER Sabanci Holding As ADR	1,026,350	620
Turkcell Iletisim Hizmet AS	1,172,500	5,885
Turkiye Garanti Bankasi AS ‡	1,940,100	3,259
Yapi VE Kredi Bankasi AS ‡	4,069,177	5,160
United Kingdom (4.7%)
HSBC Holdings PLC	716,846	8,533
Sabmiller PLC	392,820	6,239
Total Common Stocks (cost $480,091)		303,302

	Principal
REPURCHASE AGREEMENT (2.1%)
United States (2.1%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $6,836 on 11/03/2008 à •	$6,836	6,836
Total Repurchase Agreement (cost $6,836)		6,836

	Shares
SECURITIES LENDING COLLATERAL (13.3%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	42,270,035	42,270
Total Securities Lending Collateral (cost $42,270)		42,270

Total Investment Securities (cost $547,833) #		$360,522

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Wireless Telecommunication Services	10.2%	$36,810
Semiconductors & Semiconductor Equipment	9.5%	34,172
Commercial Banks	9.0%	32,656
Diversified Financial Services	6.3%	22,779
Oil, Gas & Consumable Fuels	5.9%	21,206
IT Services	5.6%	19,977
Media	4.5%	16,365
Internet Software & Services	4.1%	14,859
Beverages	3.9%	14,121
Food & Staples Retailing	3.7%	13,269
Metals & Mining	3.5%	12,428
Multiline Retail	2.4%	8,587
Real Estate Investment Trusts	1.7%	6,214
Personal Products	1.6%	5,900
Aerospace & Defense	1.6%	5,667
Construction & Engineering	1.3%	4,479
Trading Companies & Distributors	1.2%	4,418
Real Estate Management & Development	1.1%	3,971
Software	1.0%	3,715
Electronic Equipment & Instruments	0.9%	3,386
Tobacco	0.9%	3,328
Household Products	0.9%	3,051

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY (continued):
Pharmaceuticals	0.7%	$2,591
Industrial Conglomerates	0.7%	2,356
Automobiles	0.5%	1,843
Distributors	0.5%	1,648
Food Products	0.5%	1,617
Road & Rail	0.4%	1,576
Hotels, Restaurants & Leisure	0.4%	1,479
Energy Equipment & Services	0.4%	1,398
Household Durables	0.4%	1,293
Insurance	0.3%	1,112
Marine	0.2%	846
Specialty Retail	0.2%	750
Health Care Providers & Services	0.2%	686
Internet & Catalog Retail	0.1%	436
Commercial Services & Supplies	0.1%	423
Auto Components	0.0%	4
Investment Securities, at Value	86.4%	311,416
Short-Term Investments	13.6%	49,106
Total Investments	100.0%	$360,522

NOTES TO SCHEDULE OF INVESTMENTS:

	Interest rate shown reflects the yield at 10/31/2008.
‡	Non-income producing security.
♦	Value and/or principal is less than $1.
§	Illiquid. At 10/31/2008, these securities aggregated $3,433 or 1.08% of the Fund’s net assets.
^	All or a portion of this security is on loan. The value of all securities on loan is $40,859.
•

Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 3.94% to 4.00%, maturity dates ranging between 06/01/2014 to 08/01/2037, and with a market values plus accrued interests of $6,973.

à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $556,843. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,907 and $198,228, respectively. Net unrealized depreciation for tax purposes is $196,321.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers.  At 10/31/2008, these securities aggregated $3,433, or 1.08% of the Fund’s net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

Transamerica Oppenheimer Small-& Mid-Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.3%)
Aerospace & Defense (1.7%)
Goodrich Corp.	58,090	$2,124
Air Freight & Logistics (1.2%)
Atlas Air Worldwide Holdings, Inc. ‡ ^	81,504	1,575
Auto Components (0.9%)
Goodyear Tire & Rubber Co. ‡ ^	131,790	1,176
Beverages (1.2%)
Molson Coors Brewing Co. -Class B ^	39,950	1,493
Capital Markets (5.0%)
Affiliated Managers Group, Inc. ‡ ^	41,654	1,932
Investment Technology Group, Inc. ‡ ^	87,061	1,777
Julius Baer Holding AG	69,853	2,732
Chemicals (5.7%)
Eastman Chemical Co.	23,294	941
FMC Corp.	40,660	1,770
Lubrizol Corp.	81,320	3,056
Mosaic Co.	39,150	1,543
Commercial Banks (2.3%)
East-West Bancorp, Inc. ^	118,724	2,060
National City Corp. ^	348,420	941
Communications Equipment (1.4%)
ADC Telecommunications, Inc. ‡ ^	290,290	1,840
Computers & Peripherals (0.6%)
Western Digital Corp. ‡	47,400	782
Consumer Finance (2.4%)
SLM Corp. ‡ ^	290,292	3,097
Diversified Financial Services (1.2%)
Fifth Street Finance Corp. ^	55,600	378
Liberty Acquisition Holdings Corp. ‡	145,220	1,191
Electric Utilities (1.9%)
Cleco Corp.	104,560	2,406
Electrical Equipment (0.8%)
General Cable Corp. ‡ ^	58,240	995
Electronic Equipment & Instruments (2.6%)
Agilent Technologies, Inc. ‡ ^	87,134	1,934
Amphenol Corp. -Class A	47,858	1,371
Energy Equipment & Services (1.1%)
National Oilwell Varco, Inc. ‡	20,282	606
Weatherford International, Ltd. ‡	43,512	734
Food & Staples Retailing (0.6%)
Kroger Co. ^	29,040	797
Gas Utilities (0.9%)
Equitable Resources, Inc. ^	34,860	1,210
Health Care Equipment & Supplies (1.0%)
Hospira, Inc. ‡	46,470	1,293
Health Care Providers & Services (5.1%)
Community Health Systems, Inc. ‡ ^	101,600	2,083
Coventry Health Care, Inc. ‡ ^	58,090	766
DaVita, Inc. ‡	39,147	2,222
Health Net, Inc. ‡ ^	116,169	1,496
Hotels, Restaurants & Leisure (2.1%)
Pinnacle Entertainment, Inc. ‡ ^	203,200	1,138
Scientific Games Corp. -Class A ‡ ^	87,126	1,568
Household Products (1.0%)
Energizer Holdings, Inc. ‡ ^	26,238	1,282
Independent Power Producers & Energy Traders (1.7%)
AES Corp. ‡ ^	58,218	464
NRG Energy, Inc. ‡ ^	69,130	1,607
Industrial Conglomerates (2.2%)
McDermott International, Inc. ‡	87,130	1,493
Tyco International, Ltd.	49,600	1,254
Insurance (7.0%)
ACE, Ltd.	58,088	3,332
Everest RE Group, Ltd.	40,744	3,044
Fidelity National Financial, Inc. -Class A ^	145,671	1,312
National Financial Partners Corp. ^	111,772	744
Protective Life Corp. ^	57,670	482
IT Services (2.7%)
Affiliated Computer Services, Inc. -Class A ‡	46,470	1,905
Teletech Holdings, Inc. ‡ ^	174,157	1,574
Leisure Equipment & Products (1.4%)
Mattel, Inc. ^	116,170	1,745
Life Sciences Tools & Services (1.6%)
Thermo Fisher Scientific, Inc. ‡	48,900	1,985
Machinery (2.7%)
Joy Global, Inc. ^	58,091	1,683
Navistar International Corp. ‡ ^	58,151	1,752
Marine (0.4%)
Navios Maritime Holdings, Inc. ^	203,970	569
Media (4.2%)
Cablevision Systems Corp. -Class A ^	116,400	2,064
Cinemark Holdings, Inc. ^	58,170	482
Liberty Global, Inc. -Class A ‡ ^	87,319	1,440
Liberty Global, Inc. -Class C ‡ ^	87,318	1,411
Metals & Mining (0.6%)
Nucor Corp.	17,500	709
Multi-Utilities (2.3%)
CMS Energy Corp. ^	290,338	2,976
Oil, Gas & Consumable Fuels (5.8%)
Alpha Natural Resources, Inc. ‡ ^	34,850	1,247
Cabot Oil & Gas Corp.	46,470	1,304
Capital Product Partners LP	27,110	308
Peabody Energy Corp. ^	34,851	1,203
Range Resources Corp. ^	46,469	1,962
Southern Union Co. ^	87,133	1,500
Pharmaceuticals (0.5%)
Shire Pharmaceuticals PLC ADR ^	17,430	688
Real Estate Investment Trusts (2.0%)
BioMed Realty Trust, Inc. ^	58,086	816
General Growth Properties, Inc. ^	174,920	724
SL Green Realty Corp. ^	23,240	977
Semiconductors & Semiconductor Equipment (3.8%)
LAM Research Corp. ‡	87,130	1,948
Marvell Technology Group, Ltd. ‡	174,160	1,212
Varian Semiconductor Equipment Associates, Inc. ‡ ^	87,130	1,709
Software (5.0%)
Amdocs, Ltd. ‡ ^	43,600	984
Electronic Arts, Inc. ‡ ^	87,500	1,993
McAfee, Inc. ‡	69,706	2,269
THQ, Inc. ‡ ^	129,948	968
Specialty Retail (2.8%)
Advance Auto Parts, Inc.	49,611	1,548
Bed Bath & Beyond, Inc. ‡ ^	52,290	1,348
Chico’s FAS, Inc. ‡ ^	203,860	693

The notes to the financial statements are an integral part of this report.

	Shares	Value
Textiles, Apparel & Luxury Goods (0.9%)
Phillips-Van Heusen Corp.	49,320	$1,209
Thrifts & Mortgage Finance (1.2%)
NewAlliance Bancshares, Inc. ^	113,640	1,568
Tobacco (2.4%)
Lorillard, Inc.	46,590	3,068
Trading Companies & Distributors (1.2%)
Aircastle, Ltd. ^	223,620	1,554
Wireless Telecommunication Services (2.2%)
Crown Castle International Corp. ‡	58,090	1,230
NII Holdings, Inc. ‡	58,070	1,497
Total Common Stocks (cost $189,518)		121,863

	Principal
REPURCHASE AGREEMENT (5.2%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $6,593 on 11/03/2008 à •	$6,593	6,593
Total Repurchase Agreement (cost $6,593)		6,593

	Shares
SECURITIES LENDING COLLATERAL (25.0%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à	31,980,189	31,980

Total Securities Lending Collateral (cost $31,980)		31,980

Total Investment Securities (cost $228,091) #		$160,436

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $31,086.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 3.56%, a maturity date of 10/25/2036, and with a market value plus accrued interest of $6,725.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $233,304. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,470 and $74,338, respectively. Net unrealized depreciation for tax purposes is $72,868.

DEFINITIONS:

ADR	American Depository Receipt
LP	Limited Partnership
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

Transamerica Schroders International Small Cap

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.3%)
Australia (3.3%)
Computershare, Ltd.	145,453	$822
Iluka Resources, Ltd. ‡	308,109	744
Panaust, Ltd. ‡	1,683,132	244
Sonic Healthcare, Ltd.	63,930	584
Transpacific Industries Group, Ltd. ^	177,883	424
United Group, Ltd. ^	121,760	773
Austria (2.7%)
Andritz AG	20,000	570
Kapsch Trafficcom AG	33,100	679
Rosenbauer International AG	34,000	850
Schoeller-Bleckmann Oilfield Equipment AG	23,000	816
Belgium (1.1%)
Evs Broadcast Equipment SA	19,300	1,246
Bermuda (0.6%)
ARA Asset Management, Ltd. -144A	2,581,000	600
Cayman Islands (1.3%)
Daphne International Holdings, Ltd.	2,000,000	402
Want Want China Holdings, Ltd.	2,608,000	982
China (0.4%)
China Molybdenum Co., Ltd.	669,000	209
China National Building Material Co., Ltd.	426,000	249
Denmark (1.3%)
Trigon Agriculture ‡	56,000	33
Trygvesta As ^	22,246	1,338
Finland (0.9%)
F-Secure OYJ	230,000	718
Yit OYJ	50,000	311
France (7.8%)
Altamir Amboise	65,000	261
Alten, Ltd. ‡	27,000	680
Bourbon SA ^	39,000	1,100
Easydentic ‡	8,400	155
Guyenne Et Gascogne SA	5,500	415
Homair SA ‡	67,500	168
Ipsen SA	24,000	912
Lisi	5,000	223
Meetic ‡	8,550	121
Rubis	20,000	1,108
Saft Groupe SA	52,000	1,518
Store Electronic ‡	56,000	856
Sword Group	30,000	530
Virbac SA	6,000	392
Germany (4.2%)
Bilfinger Berger AG	28,500	1,284
Grenkeleasing AG	26,500	730
Hawesko Holding AG	11,300	241
Invision Software AG ‡	6,984	72
Morphosys AG ‡	4,500	280
Mtu Aero Engines Holding AG	39,200	756
Rheinmetall AG	34,000	1,035
SFC Smart Fuel Cell AG ‡	9,376	70
Xing AG ‡	3,400	114
Greece (2.2%)
Alapis Holding Industrial And Commercial SA	88,072	126
Babis Vovos International Construction SA REIT ‡	57,331	1,075
Fourlis Holdings SA	34,494	388
Frigoglass SA	13,700	86
Hellenic Exchanges SA Holding Clearing Settlement And Registry	17,000	149
Jumbo SA	55,000	558
Hong Kong (4.0%)
Agile Property Holdings, Ltd.	1,806,000	600
China Everbright, Ltd.	454,000	426
China Insurance International Holdings Co., Ltd.	625,000	1,457
Dah Sing Banking Group, Ltd.	680,400	379
Hong Kong Aircraft Engineerg Co., Ltd.	46,800	369
MTR Corp.	286,000	634
Television Broadcasts, Ltd.	174,000	484
Ireland (0.9%)
DCC PLC	60,000	938
Israel (0.8%)
Oridion Systems, Ltd. ‡ §	140,000	886
Italy (3.2%)
Acea SpA	90,000	1,174
Azimut Holding SpA	230,000	1,320
CIR-Compagnie Industriali Riunite SpA ^	920,000	988
Japan (21.5%)
AICA Kogyo Co., Ltd.	101,700	903
Alpha Corp. Npv ^	10,500	63
Arcs Co., Ltd.	101,100	1,440
Chugoku Marine Paints, Ltd. ^	255,000	1,297
Daido Steel Co., Ltd.	241,000	763
Daihatsu Diesel Manufacturing Co., Ltd.	159,000	768
Dc Co., Ltd.	71,300	171
Dowa Mining Co., Ltd.	179,000	540
Exedy Corp.	37,400	536
Fujikura Kasei Co., Ltd.	49,800	265
Furukawa-Sky Aluminum Corp.	43,000	86
Glory, Ltd.	12,600	181
H.I.S. Co. ^	34,500	499
Hisaka Works, Ltd. ^	55,000	634
Icom, Inc.	12,800	246
JSP Corp.	112,500	787
Koito Manufacturing Co., Ltd.	28,000	217
Lintec Corp.	22,200	260
Misumi Group, Inc.	4,700	72
Miura Co., Ltd.	17,400	357
Musashi Seimitsu Industry Co., Ltd. ^	95,700	1,201
Nabtesco Corp.	50,000	305
NEC Networks & System Integration Corp.	29,100	330
Nichi-Iko Pharmaceutical Co., Ltd.	46,000	972
Nidec Copal Corp.	30,600	279
Nifco, Inc.	64,300	945
Nihon Parkerizing Co., Ltd.	96,000	1,132
Nippon Thompson Co., Ltd.	194,000	972
Nishimatsuya Chain Co., Ltd. ^	52,000	524
Nitta Corp.	89,700	1,003
OBIC Co., Ltd.	5,770	706
Osg Corp. ^	29,900	216
Ryosan Co., Ltd.	8,400	160
Sato Corp.	14,100	141
Shinmaywa Industries, Ltd.	275,000	722

The notes to the financial statements are an integral part of this report.

	Shares	Value
Japan (continued)
Sumida Corp.	38,500	$220
Tokyo Tomin Bank, Ltd.	30,800	415
Trusco Nakayama Corp. ^	68,200	895
Tsumura & Co.	14,600	374
Tsuruha Holdings, Inc.	13,800	338
Tsutsumi Jewelry Co., Ltd.	33,700	657
Union Tool Co. ^	34,600	767
Korea, Republic of (2.3%)
KCC Corp.	2,154	420
Lig Insurance Co., Ltd.	30,980	361
Samsung C&T Corp.	14,355	460
Samsung Engineering Co., Ltd.	8,872	355
TK Corp. ‡	56,529	916
Luxembourg (1.4%)
Oriflame Cosmetics ^	50,000	1,562
Netherlands (6.2%)
Accell Group	17,000	387
Arcadis NV	102,000	1,207
Exact Holding NV	23,000	536
Fugro NV	37,500	1,340
James Hardie Industries NV ^	162,206	461
SBM Offshore NV ^	100,000	1,760
Ten Cate NV	50,000	1,060
New Zealand (1.2%)
Fisher & Paykel Healthcare Corp., Ltd. ^	407,565	710
Fletcher Building, Ltd.	181,871	618
Norway (0.5%)
Pronova Biopharma As ‡	49,000	127
Stepstone ASA ‡	375,000	429
Singapore (2.4%)
CapitaMall Trust REIT ‡ ^	580,000	769
Goodpack, Ltd.	1,117,000	933
Parkway Holdings, Ltd.	316,000	339
Smrt Corp., Ltd.	579,000	610
Spain (3.1%)
Enagas	82,000	1,602
Red Electrica Corp. SA	39,300	1,723
Sweden (2.1%)
Elekta AB -Class B	9,720	123
Saab AB ^	66,000	688
Swedish Match AB	102,000	1,417
Switzerland (8.9%)
Acino Holding AG	6,800	1,408
Bank Sarasin & CIE AG	33,500	986
BKW FMB Energie AG	20,500	1,852
Bucher Industries AG	731	79
Financiere Tradition	8,000	666
Geberit AG	9,400	977
Helvetia Holding AG	4,000	686
Mobilezone Holding AG	230,000	1,487
Newave Energy Holding SA ‡	8,960	309
Sika AG	1,500	1,183
United Kingdom (15.0%)
Albemarle & Bond Holdings	210,313	626
AMEC PLC	70,000	586
Assetco PLC	246,019	284
Avocet Mining PLC ‡	197,767	225
Bodycote PLC	267,283	535
BSS Group PLC	119,697	441
Burberry Group PLC	66,516	296
Carillion PLC	118,535	398
Consort Medical PLC	73,167	412
Cranswick PLC	78,641	803
CSR PLC ‡	133,857	446
Daily Mail & General Trust	113,077	533
E2V Technologies PLC	179,594	651
Fidessa Group PLC	43,685	404
Future PLC	1,463,377	306
Grainger PLC REIT ^	172,943	222
Greggs PLC	8,875	466
Hamworthy PLC	79,819	304
Helphire PLC ^	186,047	317
Helphire PLC ‡	39,534	68
Holidaybreak PLC	74,151	212
Hunting PLC	42,498	294
Imperial Energy Corp. PLC ‡	31,162	426
Inchcape PLC	112,060	143
Keller Group PLC	81,046	681
Kier Group PLC	61,927	676
Laird PLC	76,115	200
Mitie Group	199,549	606
Morgan Sindall PLC	42,477	344
Oxford Instruments PLC	200,598	604
Premier Oil ‡	28,153	338
Redrow PLC ^	139,547	467
Scott Wilson Group PLC	179,595	300
SDL PLC ‡	127,956	502
Speedy Hire PLC	66,515	256
United Business Media, Ltd.	71,322	464
Venture Production PLC	59,864	391
Vitec Group PLC	93,123	263
VT Group PLC	101,515	818
Total Common Stocks (cost $175,614)		107,865

SECURITIES LENDING COLLATERAL (11.6%)
United States (11.6%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	12,597,745	12,598

Total Securities Lending Collateral (cost $12,598)		12,598

Total Investment Securities (cost $188,212) #		$120,463

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Machinery	8.8%	$10,620
Construction & Engineering	5.3%	6,359
Chemicals	4.9%	5,869
Energy Equipment & Services	4.7%	5,670
Specialty Retail	4.2%	5,002
Pharmaceuticals	3.5%	4,186
Diversified Financial Services	3.5%	4,178
Oil, Gas & Consumable Fuels	3.5%	4,159
Industrial Conglomerates	3.3%	4,022
Electronic Equipment & Instruments	3.3%	3,988
Insurance	3.2%	3,841
IT Services	3.1%	3,777
Metals & Mining	3.1%	3,729
Electric Utilities	3.0%	3,576
Auto Components	2.3%	2,785
Road & Rail	2.1%	2,562
Building Products	1.9%	2,300
Food Products	1.9%	2,285
Aerospace & Defense	1.9%	2,262
Food & Staples Retailing	1.8%	2,193
Trading Companies & Distributors	1.8%	2,124
Real Estate Investment Trusts	1.7%	2,066
Media	1.5%	1,787
Commercial Banks	1.5%	1,780
Commercial Services & Supplies	1.3%	1,600
Construction Materials	1.2%	1,498
Leisure Equipment & Products	1.2%	1,487
Tobacco	1.2%	1,416
Electrical Equipment	1.1%	1,365
Health Care Equipment & Supplies	1.0%	1,245
Software	1.0%	1,193
Multi-Utilities	1.0%	1,174
Health Care Providers & Services	0.8%	923
Hotels, Restaurants & Leisure	0.7%	880
Capital Markets	0.5%	600
Real Estate Management & Development	0.5%	600
Household Durables	0.4%	467
Semiconductors & Semiconductor Equipment	0.4%	446
Transportation Infrastructure	0.3%	369
Professional Services	0.2%	300
Textiles, Apparel & Luxury Goods	0.2%	296
Life Sciences Tools & Services	0.2%	280
Communications Equipment	0.2%	246
Internet Software & Services	0.2%	234
Household Products	0.1%	126
Investment Securities, at Value	89.5%	107,865
Short-Term Investments	10.5%	12,598
Total Investments	100.0%	$120,463

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $11,936.
§	Illiquid. At 10/31/2008, these securities aggregated $886 or 0.82% of the Fund’s net assets.
	Interest rate shown reflects the yield at 10/31/2008.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $188,266. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,019 and $68,822, respectively. Net unrealized depreciation for tax purposes is $67,803.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers.  At 10/31/2008, these securities aggregated $600, or 0.55% of the fund’s net assets.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

Transamerica Third Avenue Value

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (88.8%)
Bermuda (2.5%)
Brookfield Infrastructure Partners, LP ^	26,617	$399
BW Gas, Ltd. ‡	305,194	648
Montpelier RE Holdings, Ltd. ^	325,711	4,661
Nabors Industries, Ltd. ‡ ^	196,865	2,831
Canada (12.9%)
Brookfield Asset Management, Inc. -Class A	659,586	11,892
Canfor Corp. ‡ ^	1,087,723	6,200
E-L Financial Corp., Ltd.	5,786	1,872
EnCana Corp.	247,000	12,575
Power Corp. of Canada	507,564	11,033
Germany (0.5%)
Allianz SE	7,900	580
Lanxess AG	63,000	954
Hong Kong (13.2%)
Cheung Kong Holdings, Ltd.	1,264,153	12,138
Chong Hing Bank, Ltd.	937,190	1,177
Hang Lung Group, Ltd.	928,692	2,988
Hang Lung Properties, Ltd.	1,703,749	4,163
Henderson Land Development Co., Ltd.	2,949,538	10,667
Hutchison Whampoa, Ltd.	1,941,888	10,494
Wharf Holdings, Ltd.	1,507,141	3,007
Japan (14.4%)
Daiichi Sankyo Co., Ltd.	215,386	4,416
Mitsui Fudosan Co., Ltd.	839,462	14,643
Sapporo Breweries ^	534,000	2,938
Tokio Marine Holdings, Inc.	410,080	12,649
Toyota Industries Corp. ^	610,107	13,774
Korea, Republic of (3.5%)
POSCO ADR ^	174,261	11,709
Sweden (2.8%)
Investor AB -Class A	651,546	9,449
United Kingdom (0.2%)
Derwent London PLC REIT ^	70,050	820
United States (38.8%)
Alamo Group, Inc. ^	213,981	2,692
Alexander & Baldwin, Inc. ^	68,770	2,194
AMBAC Financial Group, Inc. ^	328,252	880
Applied Materials, Inc. ^	133,961	1,729
AVX Corp. ^	826,145	7,452
Bank of New York Mellon Corp.	560,052	18,258
Bel Fuse, Inc. -Class A ^	17,848	372
Bristow Group, Inc. ‡ ^	59,895	1,484
Brookline Bancorp, Inc. ^	240,858	2,818
Capital Southwest Corp. ^	19,256	1,964
Cimarex Energy Co. ^	341,128	13,802
CIT Group, Inc. ^	194,517	805
Cross Country Healthcare, Inc. ‡ ^	166,206	1,881
Electro Scientific Industries, Inc. ‡	196,486	1,645
Electronics For Imaging, Inc. ‡	102,436	1,086
Forest City Enterprises, Inc. -Class A ^	453,218	5,389
Intel Corp.	315,961	5,055
Leapfrog Enterprises, Inc. -Class A ‡ ^	259,111	1,749
Legg Mason, Inc. ^	240,452	5,336
Lexmark International, Inc. -Class A ‡ ^	66,205	1,710
MBIA, Inc.	1,211,786	11,912
MDC Holdings, Inc. ^	53,363	1,795
MGIC Investment Corp. ^	144,137	559
NewAlliance Bancshares, Inc. ^	142,535	1,967
Radian Group, Inc. ^	360,585	1,298
St Joe Co. ‡ ^	370,892	11,468
St. Mary Land & Exploration Co. ^	124,198	3,091
Superior Industries International, Inc. ^	178,263	2,549
Sycamore Networks, Inc. ‡	1,508,183	5,037
Tejon Ranch Co. ‡ ^	76,574	2,225
Tellabs, Inc. ‡ ^	891,479	3,780
USG Corp. ‡ ^	148,911	2,207
Westwood Holdings Group, Inc. ^	111,753	4,286
Total Common Stocks (cost $522,910)		299,152

	Principal
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (5.9%)
United States (5.9%)
U.S. Treasury Bill
Zero Coupon, due 01/08/2009	$10,000	9,996
Zero Coupon, due 04/09/2009 ^	10,000	9,962
Total Short-Term U.S. Government Obligations (cost $19,958)		19,958

REPURCHASE AGREEMENT (4.9%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $16,584 on 11/03/2008 à •	16,584	16,584
Total Repurchase Agreement (cost $16,584)		16,584

	Shares
SECURITIES LENDING COLLATERAL (25.9%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	87,313,687	87,314

Total Securities Lending Collateral (cost $87,314)		87,314

Total Investment Securities (cost $646,766) #		$423,008

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Real Estate Management & Development	17.8%	$75,573
Insurance	10.3%	43,587
Oil, Gas & Consumable Fuels	7.1%	30,116
Capital Markets	7.1%	29,843
Auto Components	3.9%	16,323
Industrial Conglomerates	3.2%	13,501
Metals & Mining	2.8%	11,709
Diversified Financial Services	2.4%	10,254
Communications Equipment	2.2%	9,189
Electronic Equipment & Instruments	2.2%	9,096
Semiconductors & Semiconductor Equipment	1.6%	6,785
Thrifts & Mortgage Finance	1.6%	6,642
Paper & Forest Products	1.5%	6,200
Pharmaceuticals	1.0%	4,416
Energy Equipment & Services	1.0%	4,315
Beverages	0.7%	2,938
Computers & Peripherals	0.7%	2,796
Machinery	0.6%	2,692
Building Products	0.5%	2,207
Marine	0.5%	2,194
Health Care Providers & Services	0.4%	1,881
Household Durables	0.4%	1,795
Leisure Equipment & Products	0.4%	1,749
Commercial Banks	0.3%	1,178
Chemicals	0.2%	954
Real Estate Investment Trusts	0.2%	820
Electric Utilities	0.1%	399
Investment Securities, at Value	70.7%	299,152
Short-Term Investments	29.3%	123,856
Total Investments	100.0%	$423,008

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $84,910.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.89%, a maturity date of 01/01/2037, and with a market value plus accrued interest of $16,916.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $646,807. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,720 and $225,519, respectively. Net unrealized depreciation for tax purposes is $223,799.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

ADR	American Depository Receipt
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

Transamerica Thornburg International Value

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (91.2%)
Brazil (1.6%)
Empresa Brasileira de Aeronautica SA ADR	37,180	$778
Redecard SA	47,510	526
Canada (8.0%)
Canadian National Railway Co.	40,215	1,746
Canadian Natural Resources, Ltd.	24,790	1,251
Canadian Oil Sands Trust	14,880	399
Potash Corp. of Saskatchewan	10,865	926
Rogers Communications, Inc. -Class B	70,230	2,039
China (2.8%)
China Life Insurance Co., Ltd.	553,360	1,479
China Merchants Bank Co., Ltd. -Class H	465,349	713
Denmark (5.2%)
Carlsberg AS -Class B	15,755	620
NOVO Nordisk A/S	51,640	2,768
Vestas Wind Systems ‡	18,090	741
Finland (4.2%)
Fortum OYJ	63,155	1,552
Nokia OYJ	119,150	1,825
France (11.4%)
Air Liquide	8,684	749
AXA SA	90,195	1,723
BNP Paribas	27,820	2,009
France Telecom SA	48,890	1,233
Groupe Danone	26,855	1,495
LVMH Moet Hennessy Louis Vuitton SA	27,320	1,818
Germany (3.7%)
E.ON AG	36,915	1,383
SAP AG	43,620	1,528
Greece (1.5%)
National Bank of Greece SA	55,480	1,219
Guernsey, C.I. (1.3%)
Amdocs, Ltd. ‡	47,510	1,072
Hong Kong (3.1%)
China Mobile, Ltd.	155,000	1,365
Hong Kong Exchanges And Clearing, Ltd.	107,900	1,094
Israel (3.8%)
Teva Pharmaceutical Industries, Ltd. ADR	70,230	3,011
Japan (7.5%)
Fanuc, Ltd.	20,500	1,365
Komatsu, Ltd.	68,100	749
Nintendo Co., Ltd.	6,180	1,986
Toyota Motor Corp.	47,555	1,857
Mexico (2.9%)
America Movil SAB de CV -Class R ADR	33,050	1,023
Wal-Mart de Mexico SAB de CV -Class V	465,040	1,248
Netherlands Antilles (1.2%)
Schlumberger, Ltd.	17,910	925
Russian Federation (2.0%)
Gazprom OAO ADR	48,013	956
Rosneft Oil Co. GDR	139,848	642
Spain (2.0%)
Telefonica SA	85,020	1,574
Sweden (2.4%)
Hennes & Mauritz AB -Class B	53,615	1,923
Switzerland (12.7%)
Givaudan SA	2,065	1,407
Logitech International SA ‡	56,645	844
Nestle SA	71,435	2,778
Novartis AG	30,433	1,545
Roche Holding AG	16,525	2,527
Swiss Reinsurance	26,175	1,092
Turkey (1.1%)
Turkcell Iletisim Hizmet AS	180,900	908
United Kingdom (12.8%)
Arm Holdings PLC	512,495	799
Carnival Corp.	67,038	1,474
Reckitt Benckiser Group PLC	50,763	2,147
Sabmiller PLC	49,575	787
Smith & Nephew PLC	208,690	1,911
Standard Chartered PLC	94,495	1,562
Vodafone Group PLC ADR	76,430	1,473
Total Common Stocks (cost $92,897)		72,564

	Principal
REPURCHASE AGREEMENT (6.1%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $4,835 on 11/03/2008 à •	$4,835	4,835

Total Repurchase Agreement (cost $4,835)		4,835

Total Investment Securities (cost $97,732) #		$77,399

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro	(9)	11/03/2008	$(11)	$ ♦
Euro	313	12/19/2008	442	(44)
Euro	990	12/19/2008	1,372	(112)
Euro	1,341	12/19/2008	1,812	(105)
Euro	(8,663)	12/19/2008	(12,429)	1,402
Mexican Peso	3,680	12/08/2008	312	(29)
Mexican Peso	(23,154)	12/08/2008	(2,159)	379
Mexican Peso	(2,746)	12/08/2008	(201)	(10)
Swiss Franc	(873)	12/23/2008	(788)	35
British Pound Sterling	(2,168)	12/29/2008	(3,942)	466
				$1,982

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Pharmaceuticals	12.6%	$9,852
Commercial Banks	7.0%	5,502
Diversified Telecommunication Services	6.3%	4,846
Wireless Telecommunication Services	6.2%	4,768
Software	5.9%	4,585
Insurance	5.6%	4,293
Food Products	5.5%	4,273
Oil, Gas & Consumable Fuels	4.2%	3,248
Chemicals	4.0%	3,083
Electric Utilities	3.8%	2,935
Household Products	2.8%	2,147
Machinery	2.7%	2,115
Specialty Retail	2.5%	1,923
Health Care Equipment & Supplies	2.5%	1,911
Automobiles	2.4%	1,857
Communications Equipment	2.4%	1,825
Textiles, Apparel & Luxury Goods	2.4%	1,818
Road & Rail	2.3%	1,746
Hotels, Restaurants & Leisure	1.9%	1,474
Beverages	1.8%	1,408
Food & Staples Retailing	1.6%	1,248
Diversified Financial Services	1.4%	1,094
Energy Equipment & Services	1.2%	925
Computers & Peripherals	1.1%	844
Semiconductors & Semiconductor Equipment	1.0%	799
Aerospace & Defense	1.0%	778
Electrical Equipment	1.0%	741
IT Services	0.7%	526
Investment Securities, at Value	93.8%	72,564
Short-Term Investments	6.2%	4,835
Total Investments	100.0%	$77,399

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.00%, a maturity date of 06/01/2014, and with a market value plus accrued interest of $4,934.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
♦	Value is less than $1.
#

Aggregate cost for federal income tax purposes is $97,814. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $77 and $20,492, respectively. Net unrealized depreciation for tax purposes is $20,415.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

ADR	American Depository Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

Transamerica UBS Dynamic Alpha

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCK (0.4%)
Germany (0.4%)
Henkel KGAA, 1.97% 	23,879	$682
Total Preferred Stock (cost $1,112)		682

COMMON STOCKS (75.8%)
Australia (0.4%)
National Australia Bank, Ltd.	8,480	138
Oz Minerals, Ltd.	50,633	32
Qantas Airways, Ltd.	42,737	69
QBE Insurance Group, Ltd.	22,111	377
Westpac Banking Corp. ^	6,487	89
Austria (0.2%)
Telekom Austria AG	30,162	371
Belgium (0.1%)
Mobistar Npv	1,437	95
Bermuda (0.5%)
Accenture, Ltd. -Class A ^	7,200	238
Catlin Group, Ltd.	9,515	53
Covidien, Ltd.	8,700	385
Esprit Holdings, Ltd.	19,100	109
Weatherford International, Ltd. ‡	14,300	241
Canada (0.8%)
Canadian Imperial Bank of Commerce	4,800	218
Gildan Activewear, Inc. -Class A ‡ ^	8,800	206
Manulife Financial Corp.	1,900	38
Power Financial Corp. ^	3,600	90
Toronto-Dominion Bank	5,500	260
Ultra Petroleum Corp. ‡ ^	8,900	414
Cayman Islands (0.1%)
Leaf Clean Energy Co. ‡	21,679	34
Seagate Technology, Inc.	25,700	174
Finland (0.8%)
Nokia OYJ	38,400	588
Sampo OYJ -Class A	16,913	339
Stora Enso OYJ -Class R	21,130	197
Tietoenator OYJ	8,492	94
UPM-Kymmene OYJ	5,293	75
France (3.9%)
Air France-Klm	7,224	104
AXA SA	11,909	228
BNP Paribas	16,480	1,190
Capital Gemini SA	598	19
Cie Generale de Geophysique-Veritas ‡ ^	8,754	142
Electricite de France	4,568	274
France Telecom SA	43,482	1,096
Gdf Suez	18,773	836
Societe Generale	12,777	696
Technip SA	1,858	56
Total SA	33,727	1,855
Germany (2.0%)
Allianz SE	2,600	191
Bayer AG	4,326	237
Bayerische Motoren Werke AG	2,153	55
Celesio AG	3,943	116
Daimler AG	9,711	329
Deutsche Bank AG	1,175	44
Deutsche Post AG	8,981	98
E.ON AG	10,649	399
Fresenius Medical Care AG ADR	3,000	135
Gerresheimer AG	2,044	70
Metro AG	13,240	422
Muenchener Rueckversicherungs AG	1,878	244
SAP AG	2,925	102
Siemens AG	11,646	685
Stada Arzneimittel AG	5,200	157
Hong Kong (0.8%)
Sun Hung KAI Properties, Ltd.	11,000	96
Ireland (0.6%)
Bank of Ireland	50,774	150
CRH PLC	25,831	568
Elan Corp. PLC ‡ ^	12,473	94
Elan Corp. PLC ADR ‡ ^	19,300	147
Smurfit Kappa Group PLC	9,164	16
Italy (0.8%)
ENI SpA	45,073	1,076
Intesa Sanpaolo SpA	51,223	187
Terna Rete Elettrica Nazionale SpA	8,489	27
UniCredit SpA	24,048	59
Japan (1.7%)
Bank of Yokohama, Ltd. ^	22,000	107
Canon, Inc.	6,900	241
Funai Electric Co., Ltd.	1,000	13
Honda Motor Co., Ltd.	9,600	239
ITOCHU Corp.	11,000	58
Japan Tobacco, Inc.	64	227
JFE Holdings, Inc.	3,700	94
Keyence Corp.	1,000	192
Komatsu, Ltd.	9,100	100
Leopalace21 Corp.	4,600	34
Mitsui O.S.K. Lines, Ltd.	33,000	172
Mitsui Sumitomo Insurance Group Holdings, Inc.	3,400	94
Nintendo Co., Ltd.	200	64
NTT DoCoMo, Inc.	47	75
Ricoh Co., Ltd.	16,000	172
Sankyo Co., Ltd.	2,700	120
Shin-Etsu Chemical Co., Ltd.	2,400	128
Sompo Japan Insurance, Inc.	17,000	119
Sumitomo Metal Industries, Ltd.	61,000	157
Sumitomo Metal Mining Co., Ltd.	8,000	60
Sumitomo Mitsui Financial Group, Inc.	19	76
Sumitomo Trust & Banking Co., Ltd.	19,000	88
Toyota Motor Corp.	9,000	351
Jersey, C.I. (0.0%)
Regus PLC	76,268	57
Liberia (0.1%)
Royal Caribbean Cruises, Ltd. ^	12,500	170

The notes to the financial statements are an integral part of this report.

	Shares	Value
Luxembourg (0.3%)
Arcelormittal	9,545	$248
SES SA	7,061	127
Netherlands (1.3%)
AKZO Nobel NV ^	3,666	152
ASML Holding NV	25,795	452
ASML Holding NV -Class G ^	8,300	146
ING Groep NV	25,097	235
Ordina NV ^	1,248	7
Qiagen NV ‡ ^	11,500	164
Reed Elsevier NV	11,584	155
SBM Offshore NV ^	6,865	121
STMicroelectronics NV	11,068	91
TNT NV	12,444	263
Wolters Kluwer NV	9,854	174
Netherlands Antilles (0.1%)
Schlumberger, Ltd. ^	2,700	139
Norway (0.2%)
Norsk Hydro ASA	57,944	242
Petroleum Geo SVS ‡ ^	33,299	166
Panama (0.5%)
Carnival Corp.	24,100	612
McDermott International, Inc. ‡	6,400	110
Portugal (0.1%)
Portugal Telecom SGPS SA	32,758	215
Singapore (0.6%)
DBS Group Holdings, Ltd.	12,000	92
United Overseas Bank, Ltd.	22,000	199
Spain (0.7%)
Banco Bilbao Vizcaya Argentaria SA ^	41,302	479
Banco Santander SA	43,805	474
Inditex SA	4,702	159
Sweden (0.2%)
Skandinaviska Enskilda Banken AB-Class A ^	12,100	120
Svenska Cellulosa AB -Class B	5,600	41
Telefonaktiebolaget LM Ericsson -Class B	2,200	15
Switzerland (2.8%)
ACE, Ltd.	9,900	568
Adecco SA	6,460	225
Credit Suisse Group AG	10,799	404
Holcim, Ltd.	1,629	93
Nestle SA	11,298	439
Nobel Biocare Holding AG ^	5,259	90
Novartis AG	16,035	814
Roche Holding AG	12,870	1,968
United Kingdom (7.2%)
Aberdeen Asset Management PLC ^	19,482	29
Anglo American PLC	4,102	103
Anite PLC	11,463	5
Ashtead Group PLC	17,333	12
Associated British Foods PLC	28,213	316
AstraZeneca PLC	10,493	445
Aviva PLC	45,540	272
Balfour Beatty PLC	16,315	66
Barclays Bank PLC	120,478	345
BP PLC	230,584	1,880
Bpp Holdings	2,931	16
British Airways PLC	66,758	148
British Land Co. PLC REIT	4,273	43
British Polythene Industries	3,817	11
British Sky Broadcasting Group PLC	76,004	463
Brixton PLC REIT	26,187	70
BT Group PLC -Class A	46,969	88
Carnival Corp.	8,583	189
Cattles PLC ^	51,630	28
Centrica PLC	46,648	229
Computacenter PLC	1,658	3
Daily Mail & General Trust	21,098	99
Diageo PLC	19,983	305
DSG International PLC	152,358	79
Electrocomponents PLC ^	37,659	86
Entertainment Rights PLC ‡	82,262	2
Galiform	30,514	11
GlaxoSmithKline PLC	45,223	869
HBOS PLC	133,756	219
Hmv Group PLC ^	118,078	189
Home Retail Group PLC	30,624	98
HSBC Holdings PLC	13,234	157
IMI PLC	19,156	85
ITV PLC	125,763	61
KESA Electricals PLC	23,456	30
Lloyds TSB Group PLC	13,571	44
Logica PLC	145,891	162
Lookers PLC	14,144	8
Monitise PLC ‡	72,748	7
Northern Foods PLC	74,275	58
Phoenix IT Group, Ltd.	4,651	12
Premier Farnell PLC	38,609	81
Prudential PLC	60,552	304
Psion PLC	24,750	30
Rio Tinto, Ltd.	6,874	321
Royal Bank of Scotland PLC	79,382	87
Royal Dutch Shell PLC -Class B	41,041	1,113
Severn Trent PLC	2,927	65
Southern Cross Healthcare, Ltd.	6,743	10
STV Group PLC ‡	11,261	29
Taylor Wimpey PLC ^	64,333	11
Ted Baker PLC	3,867	20
Tesco PLC	95,547	524
Tomkins PLC	31,579	58
TUI Travel PLC	17,600	54
Tullow Oil PLC	20,257	172
Unilever PLC	16,718	376
Vodafone Group PLC	612,962	1,179
Wolseley PLC ^	31,984	175
Xstrata PLC	5,342	91
Yule Catto & Co. PLC	30,020	41
Zetar PLC ‡	4,947	14
United States (49.0%)
Abbott Laboratories ^	10,200	563
Abercrombie & Fitch Co. -Class A ^	3,800	110
Adobe Systems, Inc. ‡ ^	10,100	269
Aetna, Inc.	6,200	154

The notes to the financial statements are an integral part of this report.

	Shares	Value
United States (continued)
Affiliated Computer Services, Inc. -Class A ‡	4,200	$172
Aflac, Inc.	19,100	846
Allergan, Inc. ^	50,700	2,011
Alpha Natural Resources, Inc. ‡ ^	1,900	68
Amazon.com, Inc. ‡ ^	14,500	830
American Electric Power Co., Inc. ^	18,000	587
American Tower Corp. -Class A ‡	7,700	249
Amgen, Inc. ‡	19,800	1,186
Amphenol Corp. -Class A ^	15,000	430
Analog Devices, Inc. ^	32,000	684
Apple, Inc. ‡ ^	8,200	882
Arch Coal, Inc. ^	1,800	39
AT&T, Inc.	26,200	701
Automatic Data Processing, Inc.	10,600	370
Baker Hughes, Inc. ^	14,800	517
Bank of New York Mellon Corp.	31,626	1,031
Bare Escentuals, Inc. ‡ ^	16,300	68
Baxter International, Inc.	11,400	690
BioMarin Pharmaceutical, Inc. ‡ ^	4,900	90
BlackRock, Inc. -Class A ^	2,500	328
BorgWarner, Inc. ^	18,800	422
Broadcom Corp. -Class A ‡ ^	13,800	236
Burger King Holdings, Inc.	17,300	344
Burlington Northern Santa Fe Corp. ^	19,900	1,772
Cameron International Corp. ‡ ^	3,900	95
Campbell Soup Co. ^	8,400	319
Central European Distribution Corp. ‡ ^	6,000	173
Cephalon, Inc. ‡ ^	3,100	222
CH Robinson Worldwide, Inc. ^	1,900	98
Chevron Corp.	8,700	649
Cisco Systems, Inc. ‡ ^	41,800	743
Citigroup, Inc. ^	96,300	1,315
City National Corp. ^	4,700	252
CME Group, Inc. -Class A ^	1,100	310
Coach, Inc. ‡	9,200	190
Cognizant Technology Solutions Corp. -Class A ‡ ^	16,200	311
Colgate-Palmolive Co. ^	4,500	282
Comcast Corp. -Class A	80,700	1,272
Complete Production Services, Inc. ‡ ^	10,000	124
Concur Technologies, Inc. ‡ ^	5,400	136
Consol Energy, Inc.	7,000	220
Constellation Brands, Inc. -Class A ‡ ^	52,200	655
Continental Resources, Inc. ‡ ^	5,800	188
Costco Wholesale Corp. ^	1,100	63
CR Bard, Inc. ^	1,600	141
DaVita, Inc. ‡	8,300	471
Dell, Inc. ‡ ^	29,400	357
Digital Realty Trust, Inc. REIT ^	4,800	161
Discover Financial Services ^	36,350	445
Dril-Quip, Inc. ‡ ^	2,800	69
Dun & Bradstreet Corp. ^	4,724	348
eBay, Inc. ‡	4,900	75
Ecolab, Inc. ^	5,300	197
Energysolutions, Inc. ^	12,100	55
Ensco International, Inc. ^	5,500	209
EOG Resources, Inc.	4,700	380
Estee Lauder Cos., Inc. -Class A ^	7,200	259
Exelon Corp. ^	23,900	1,296
Express Scripts, Inc. -Class A ‡ ^	8,200	497
F5 Networks, Inc. ‡ ^	9,500	236
FedEx Corp. ^	17,300	1,131
Fifth Third Bancorp ^	68,300	741
FirstEnergy Corp.	600	31
Fiserv, Inc. ‡ ^	10,200	340
Flowserve Corp.	4,600	262
Fortune Brands, Inc. ^	13,400	511
Gaylord Entertainment Co. ‡ ^	6,300	135
General Dynamics Corp.	4,400	265
General Electric Co.	105,300	2,054
Genzyme Corp. ‡ ^	18,800	1,370
Goldman Sachs Group, Inc.	1,800	167
Google, Inc. -Class A ‡	2,800	1,006
Halliburton Co. ^	37,600	744
Harsco Corp.	4,600	109
Henry Schein, Inc. ‡ ^	4,100	192
Hewlett-Packard Co.	6,100	234
Hologic, Inc. ‡ ^	7,900	97
Illinois Tool Works, Inc. ^	37,700	1,259
Immucor, Inc. ‡ ^	7,200	191
Intel Corp.	101,800	1,629
IntercontinentalExchange, Inc. ‡ ^	1,200	103
International Game Technology ^	20,700	290
Interpublic Group of Cos., Inc. ‡ ^	59,100	307
Intuit, Inc. ‡ ^	18,600	466
J Crew Group, Inc. ‡ ^	10,800	219
JC Penney Corp., Inc. ^	17,400	416
Johnson Controls, Inc. ^	25,300	449
JPMorgan Chase & Co.	9,200	380
Laboratory Corp. of America Holdings ‡ ^	6,700	412
Life Time Fitness, Inc. ‡ ^	6,700	128
LKQ Corp. ‡ ^	11,800	135
Macy’s, Inc. ^	36,600	450
Marathon Oil Corp.	12,900	375
Martin Marietta Materials, Inc. ^	2,500	196
Masco Corp. ^	45,300	460
Mastercard, Inc. -Class A ^	4,500	665
McDonald’s Corp.	5,600	324
Medco Health Solutions, Inc. ‡	31,000	1,176
Medtronic, Inc.	29,300	1,182
Merck & Co., Inc. ^	2,100	65
MetLife, Inc. ^	6,900	229
Metropcs Communications, Inc. ‡ ^	14,500	199
Microchip Technology, Inc. ^	5,000	123
Micron Technology, Inc. ‡ ^	19,800	93
Micros Systems, Inc. ‡ ^	11,700	199
Microsoft Corp.	50,400	1,125
Millipore Corp. ‡ ^	5,200	270
Monsanto Co.	5,000	445
Morgan Stanley ^	42,000	734
MSC Industrial Direct Co. -Class A	2,600	93
NASDAQ OMX Group ‡ ^	4,900	159
National Oilwell Varco, Inc. ‡	2,500	75
NCR Corp. ‡	19,700	360
Netapp, Inc. ‡ ^	41,000	555
Newfield Exploration Co. ‡ ^	7,900	182

The notes to the financial statements are an integral part of this report.

	Shares	Value
United States (continued)
News Corp. -Class A	52,300	$556
NiSource, Inc. ^	25,600	332
Northern Trust Corp. ^	3,100	175
Nuance Communications, Inc. ‡	17,500	160
Omnicom Group, Inc. ^	19,700	582
Oracle Corp. ‡	12,700	232
PACCAR, Inc. ^	23,400	684
Pall Corp.	12,400	327
Peabody Energy Corp. ^	14,900	514
Pediatrix Medical Group, Inc. ‡ ^	4,300	166
Pepco Holdings, Inc. ^	8,900	184
PepsiCo, Inc.	12,800	730
Pharmaceutical Product Development, Inc.	6,200	192
Praxair, Inc. ^	12,500	814
Precision Castparts Corp.	4,300	279
Principal Financial Group, Inc. ^	9,900	188
Procter & Gamble Co.	3,000	194
Psychiatric Solutions, Inc. ‡ ^	6,900	230
Qualcomm, Inc.	25,000	957
Quanta Services, Inc. ‡ ^	10,300	204
Quicksilver Resources, Inc. ‡ ^	9,300	97
Range Resources Corp. ^	3,400	144
Red Hat, Inc. ‡ ^	1,400	19
Roper Industries, Inc. ^	2,900	132
Ryder System, Inc. ^	4,800	190
SanDisk Corp. ‡ ^	16,600	148
SBA Communications Corp. -Class A ‡ ^	16,300	342
Schering-Plough Corp.	2,300	33
Sempra Energy ^	21,200	903
Sherwin-Williams Co. ^	6,600	376
Smith International, Inc. ^	2,300	79
Solera Holdings, Inc. ‡ ^	12,500	311
Southwestern Energy Co. ‡ ^	19,600	698
Sprint Nextel Corp. ^	204,300	639
SPX Corp. ^	4,000	155
Starbucks Corp. ‡ ^	45,400	596
Starwood Hotels & Resorts Worldwide, Inc. ^	13,600	307
Stericycle, Inc. ‡ ^	2,600	152
Strayer Education, Inc. ^	1,100	249
Stryker Corp. ^	10,700	572
Sunoco, Inc. ^	5,800	177
SunTrust Banks, Inc. ^	13,300	534
Symantec Corp. ‡ ^	23,400	294
SYSCO Corp.	55,700	1,459
T. Rowe Price Group, Inc. ^	6,000	237
Target Corp. ^	11,100	445
TD Ameritrade Holding Corp. ‡ ^	27,000	359
Teradata Corp. ‡	8,100	125
Tessera Technologies, Inc. ‡	8,900	154
Thermo Fisher Scientific, Inc. ‡ ^	9,100	369
Time Warner, Inc. ^	6,200	63
Union Pacific Corp.	7,000	467
United Technologies Corp.	11,000	605
UnitedHealth Group, Inc. ^	2,200	52
Viacom, Inc. -Class B ‡ ^	4,400	89
Visa, Inc. -Class A	18,000	996
Vmware, Inc. -Class A ‡ ^	25,153	780
Wabco Holdings, Inc.	3,300	61
Waddell & Reed Financial, Inc.	10,700	155
Wells Fargo & Co. ^	61,200	2,084
WMS Industries, Inc. ‡ ^	13,900	348
Wyeth	39,600	1,275
Wynn Resorts, Ltd. ^	5,700	344
Xilinx, Inc. ^	6,700	123
XTO Energy, Inc.	15,350	552
Zimmer Holdings, Inc. ‡ ^	15,800	734
Total Common Stocks (cost $180,844)		123,120

RIGHT (0.0%)
France (0.0%)
Suez Environnement SA	1	♦
Total Right (cost $♦)		♦

	Principal
STRUCTURED NOTE DEBT (0.9%)
United Kingdom (0.9%)
Royal Bank of Scotland PLC 6.11%, due 01/21/2009 *	$800,000	1,466
Total Structured Note Debt (cost $1,577)		1,466

REPURCHASE AGREEMENT (2.3%)
United States (2.3%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $3,764 on 11/03/2008 à •	3,764	3,764
Total Repurchase Agreement (cost $3,764)		3,764

	Shares
SECURITIES LENDING COLLATERAL (25.2%)
United States (25.2%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	41,708,611	41,709

Total Securities Lending Collateral (cost $41,709)		41,709

Total Investment Securities (cost $229,006) #		$170,741

The notes to the financial statements are an integral part of this report.

FUTURES CONTRACTS: F

Description	Contracts G	Expiration Date	Amount	Net Unrealized Appreciation (Depreciation)
10-Year Australia Bond	189	12/15/2008	$13,356	$403
10-Year Canadian Bond	123	12/18/2008	(11,959)	183
10-Year Japan Bond	19	12/10/2008	(26,613)	(35)
10-Year U.S. Note	214	12/19/2008	(24,199)	575
AEX Index	244	11/21/2008	16,576	(496)
CAC40 Index	112	11/21/2008	(4,953)	234
DAX Index	44	12/19/2008	(7,101)	1,329
DJ Euro STOXX 50 Index	53	12/19/2008	(1,751)	352
Euro-BUND	132	11/19/2008	19,504	157
FTSE 100 Index	201	12/19/2008	14,164	(2,086)
FTSE/JSE Index	158	12/18/2008	(3,136)	567
Hang Seng Index	24	11/27/2008	(2,157)	(409)
IBEX 35 Index	2	11/21/2008	229	(26)
MSCI Taiwan Index	154	11/27/2008	2,875	572
NIKKEI 225 Index	67	12/12/2008	5,747	(2,068)
OMX 30 Index	157	11/21/2008	(1,283)	166
S&P 500 Index	46	12/18/2008	(11,124)	3,348
S&P MID 400 Index	232	12/19/2008	(13,187)	4,991
S&P/MIB Index	38	12/19/2008	5,138	(971)
S&P/TSE 60 Index	167	12/18/2008	(16,380)	4,202
SGX/MSCI Singapore Index	41	11/27/2008	(1,198)	(206)
SPI 200 Index	103	12/18/2008	(6,906)	1,443
U.K. Gilt	103	12/29/2008	(18,448)	118
				$12,343

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Australian Dollar	2,015	01/23/2009	$1,429	$(100)
Australian Dollar	2,505	01/23/2009	1,798	(145)
Australian Dollar	(10,845)	01/23/2009	(10,297)	3,144
Australian Dollar	(2,325)	01/23/2009	(2,028)	495
Australian Dollar	(1,880)	01/23/2009	(1,299)	58
Brazil Real	3,670	12/02/2008	1,967	(294)
Brazil Real	(3,670)	12/02/2008	(2,190)	517
Canadian Dollar	2,945	01/23/2009	2,665	(219)
Canadian Dollar	3,939	01/23/2009	3,580	(309)
Canadian Dollar	3,800	01/23/2009	3,219	(63)
Canadian Dollar	3,995	01/23/2009	3,155	163
Canadian Dollar	(20,510)	01/23/2009	(20,411)	3,378
Canadian Dollar	(2,780)	01/23/2009	(2,599)	290
Canadian Dollar	(2,170)	01/23/2009	(1,820)	18
Euro	1,430	01/23/2009	2,052	(234)
Euro	4,980	01/23/2009	6,722	(390)
Euro	5,080	01/23/2009	6,937	(477)
Euro	2,380	01/23/2009	3,186	(160)
Euro	1,210	01/23/2009	1,627	(88)
Euro	1,910	01/23/2009	2,539	(110)
Euro	(47,580)	01/23/2009	(74,594)	14,094
Euro	(670)	01/23/2009	(1,046)	194
Euro	(3,250)	01/23/2009	(4,836)	703

The notes to the financial statements are an integral part of this report.

FORWARD FOREIGN CURRENCY CONTRACTS: (continued)

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro	(1,605)	01/23/2009	$(2,343)	$302
Japanese Yen	1,120,700	01/23/2009	10,812	615
Japanese Yen	253,900	01/23/2009	2,359	230
Japanese Yen	243,000	01/23/2009	2,445	32
Japanese Yen	(193,600)	01/23/2009	(1,933)	(41)
Malaysian Ringgit	12,909	12/02/2008	3,819	(186)
Mexican Peso	22,980	01/23/2009	2,183	(435)
Mexican Peso	(22,980)	01/23/2009	(2,095)	346
New Zealand Dollar	6,175	01/23/2009	4,232	(674)
New Zealand Dollar	4,860	01/23/2009	3,303	(503)
New Zealand Dollar	(11,035)	01/23/2009	(8,252)	1,893
Poland Zloty	(9,640)	01/23/2009	(4,203)	731
Republic of Korea Won	2,002,000	12/02/2008	1,557	13
Singapore Dollar	6,155	01/23/2009	4,598	(433)
Singapore Dollar	(2,530)	01/23/2009	(1,717)	5
Singapore Dollar	(4,795)	01/23/2009	(3,198)	(46)
South African Rand	32,710	01/23/2009	4,096	(824)
South African Rand	(7,940)	01/23/2009	(1,009)	215
South African Rand	(35,950)	01/23/2009	(4,288)	692
Swedish Krona	84,310	01/23/2009	13,886	(3,037)
Swedish Krona	2,610	01/23/2009	360	(24)
Swedish Krona	(7,800)	01/23/2009	(1,042)	38
Swiss Franc	18,050	01/23/2009	17,791	(2,197)
Swiss Franc	3,490	01/23/2009	3,196	(181)
Swiss Franc	(2,360)	01/23/2009	(2,154)	115
Swiss Franc	(3,260)	01/23/2009	(2,856)	40
Taiwan Dollar	381,300	12/02/2008	12,138	(524)
Taiwan Dollar	(52,400)	12/02/2008	(1,612)	16
Taiwan Dollar	(65,500)	12/02/2008	(2,015)	20
British Pound Sterling	3,465	01/23/2009	6,390	(839)
British Pound Sterling	1,775	01/23/2009	3,205	(361)
British Pound Sterling	1,865	01/23/2009	3,227	(239)
British Pound Sterling	2,280	01/23/2009	3,921	(268)
British Pound Sterling	1,925	01/23/2009	3,271	(187)
British Pound Sterling	1,935	01/23/2009	3,152	(52)
British Pound Sterling	(21,170)	01/23/2009	(41,695)	7,778
British Pound Sterling	(1,215)	01/23/2009	(2,392)	446
British Pound Sterling	(2,005)	01/23/2009	(3,622)	410
				$23,351

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

Bought/Sold	Currency	Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Buy	Euro	1,314	1/23/2009	$(62)
Sell	Japanese Yen	166,312	1/23/2009	37
Buy	Swedish Krona	24,910	1/23/2009	(367)
Sell	Swiss Franc	3,977	1/23/2009	137
Buy	Australian Dollar	4,455	1/23/2009	(766)
Sell	Japanese Yen	375,726	1/23/2009	(126)
Buy	British Pound Sterling	2,755	1/23/2009	(469)
Sell	Japanese Yen	510,532	1/23/2009	(322)

The notes to the financial statements are an integral part of this report.

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:(continued)

Bought/Sold	Currency	Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Buy	Australian Dollar	2,505	1/23/2009	$(147)
Sell	Japanese Yen	181,340	1/23/2009	(49)
Buy	Euro	1,285	1/23/2009	(171)
Sell	Swiss Franc	2,016	1/23/2009	63
Buy	Euro	1,285	1/23/2009	(221)
Sell	Japanese Yen	190,090	1/23/2009	(83)
Buy	Euro	2,302	1/23/2009	(108)
Sell	Swiss Franc	3,435	1/23/2009	67
Buy	Poland Zloty	9,640	1/23/2009	233
Sell	Euro	2,504	1/23/2009	55
Buy	Euro	2,548	1/23/2009	(43)
Sell	Swiss Franc	3,700	1/23/2009	86
Buy	British Pound Sterling	2,069	1/23/2009	(36)
Sell	Swiss Franc	3,700	1/23/2009	155
				$(2,137)

SWAPS F

INTEREST RATE SWAP AGREEMENTS - PAYABLE:

Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Unrealized Appreciation/ (Depreciation)
6-Month GBP-LIBOR	3.01%	1/22/2037	GST	GBP	4,000	$(884)
6-Month GBP-LIBOR	3.07%	1/29/2037	DUB	GBP	1,000	(232)
6-Month GBP-LIBOR	3.32%	6/27/2037	DUB	GBP	4,000	(528)
						$(1,644)

INTEREST RATE SWAP AGREEMENTS - RECEIVABLE:

Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Unrealized Appreciation/ (Depreciation)
6-Month JPY-LIBOR	2.57%	2/2/2037	GST	JPY	450,000	$(563)
6-Month CHF-LIBOR	3.25%	9/1/2018	GST	CHF	3,500	56
6-Month GBP-LIBOR	4.59%	1/22/2037	DUB	GBP	3,000	(165)
6-Month GBP-LIBOR	4.59%	6/29/2037	DUB	GBP	3,000	(661)
6-Month GBP-LIBOR	4.72%	1/29/2037	GST	GBP	3,000	(265)
6-Month GBP-LIBOR	5.12%	7/27/2037	DUB	GBP	1,000	(197)
						$(1,795)

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION:

Reference Entity	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)
Dow Jones CDX.NA.HY.11 5 Year Index	5.00%	12/20/2013	GST	8,000	$(215)
Dow Jones CDX.NA.HY.9 5 Year Index	3.75%	6/20/2013	GST	11,000	(451)
Dow Jones CDX.NA.HY.9 5 Year Index	3.75%	12/20/2012	GST	15,000	(768)
Dow Jones CDX.NA.HY.10 5 Year Index	5.00%	6/20/2013	GST	15,000	(1,999)
Dow Jones CDX.NA.IG.10 5 Year Index	1.55%	6/20/2013	GST	8,000	(295)
iTraxx Europe Crossover S9 Index	6.50%	6/20/2013	GST	7,000	(683)
iTraxx Europe Crossover S9 Index	6.50%	6/20/2013	GST	11,500	(1,664)
					$(6,075)

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Oil, Gas & Consumable Fuels	6.3%	$10,962
Commercial Banks	6.1%	10,549
Pharmaceuticals	5.0%	8,678
Software	2.4%	4,196
Insurance	2.4%	4,180
Health Care Equipment & Supplies	2.4%	4,082
Electric Utilities	2.3%	4,034
Media	2.3%	3,978
Hotels, Restaurants & Leisure	2.3%	3,839
Semiconductors & Semiconductor Equipment	2.2%	3,730
Capital Markets	2.1%	3,633
Health Care Providers & Services	2.1%	3,612
IT Services	2.0%	3,396
Machinery	1.7%	2,981
Industrial Conglomerates	1.7%	2,907
Biotechnology	1.7%	2,868
Computers & Peripherals	1.7%	2,834
Wireless Telecommunication Services	1.6%	2,683
Energy Equipment & Services	1.5%	2,611
Diversified Telecommunication Services	1.5%	2,567
Diversified Financial Services	1.5%	2,558
Communications Equipment	1.5%	2,538
Food & Staples Retailing	1.5%	2,468
Road & Rail	1.4%	2,430
Beverages	1.1%	1,862
Chemicals	1.1%	1,778
Air Freight & Logistics	0.9%	1,590
Food Products	0.9%	1,521
Metals & Mining	0.8%	1,349
Multiline Retail	0.8%	1,311
Specialty Retail	0.7%	1,278
Household Products	0.7%	1,158
Aerospace & Defense	0.7%	1,149
Internet Software & Services	0.6%	1,081
Multi-Utilities	0.6%	1,065
Life Sciences Tools & Services	0.6%	995
Automobiles	0.6%	974
Auto Components	0.6%	932
Internet & Catalog Retail	0.6%	928
Construction Materials	0.5%	856
Electronic Equipment & Instruments	0.5%	789
Professional Services	0.3%	573
Household Durables	0.3%	546
Building Products	0.3%	460
Consumer Finance	0.3%	445
Textiles, Apparel & Luxury Goods	0.2%	415
Office Electronics	0.2%	414
Personal Products	0.2%	328
Commercial Services & Supplies	0.2%	325
Trading Companies & Distributors	0.2%	326
Airlines	0.2%	321
Paper & Forest Products	0.2%	313
Real Estate Investment Trusts	0.2%	274
Construction & Engineering	0.2%	269
Diversified Consumer Services	0.2%	249
Tobacco	0.1%	227
Marine	0.1%	172

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:(continued)
Distributors	0.1%	$135
Electrical Equipment	0.1%	132
Real Estate Management & Development	0.1%	131
Leisure Equipment & Products	0.1%	120
Containers & Packaging	0.1%	98
Water Utilities	0.0%	65
Investment Securities, at Value	73.4%	125,268
Short-Term Investments	26.6%	45,473
Total Investments	100.0%	$170,741

NOTES TO SCHEDULE OF INVESTMENTS:

	Interest rate shown reflects the yield at 10/31/2008.
‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $40,655.
*	Floating or variable rate note. Rate is listed as of 10/31/2008.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.81%, a maturity date of 09/01/2035, and with a market value plus accrued interest of $3,840.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
♦	Value is less than $1.
#

Aggregate cost for federal income tax purposes is $234,749. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,608 and $65,616, respectively. Net unrealized depreciation for tax purposes is $64,008.

F	$13,376 was on deposit with broker to cover margin requirements for open future and swap contracts.
G	Contract amounts are not in thousands.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
GST	Goldman Sachs Capital Markets
DUB	Deutsche Bank AG
GBP	British Pound Sterling
CHF	Swiss Franc
JPY	Japanese Yen

The notes to the financial statements are an integral part of this report.

Transamerica UBS Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.6%)
Air Freight & Logistics (2.5%)
FedEx Corp. ^	269,700	$17,630
Auto Components (2.9%)
BorgWarner, Inc.	408,100	9,170
Johnson Controls, Inc. ^	624,200	11,067
Beverages (0.6%)
Constellation Brands, Inc. -Class A ‡ ^	354,700	4,448
Biotechnology (2.6%)
Amgen, Inc. ‡	254,500	15,242
Cephalon, Inc. ‡ ^	35,700	2,560
Building Products (0.7%)
Masco Corp. ^	521,200	5,290
Capital Markets (4.1%)
Bank of New York Mellon Corp.	420,355	13,704
Goldman Sachs Group, Inc.	48,200	4,459
Morgan Stanley ^	625,600	10,929
Commercial Banks (8.7%)
City National Corp. ^	113,400	6,070
Fifth Third Bancorp ^	1,161,800	12,606
SunTrust Banks, Inc. ^	414,000	16,618
Wells Fargo & Co. ^	736,900	25,091
Computers & Peripherals (0.5%)
Seagate Technology, Inc.	506,700	3,430
Consumer Finance (1.7%)
Discover Financial Services	951,400	11,655
Diversified Financial Services (8.3%)
Bank of America Corp.	355,100	8,583
Citigroup, Inc. ^	1,792,100	24,462
JPMorgan Chase & Co.	607,500	25,059
Diversified Telecommunication Services (3.6%)
AT&T, Inc.	946,700	25,343
Electric Utilities (8.8%)
American Electric Power Co., Inc.	480,600	15,682
Exelon Corp.	255,900	13,880
NiSource, Inc. ^	365,600	4,738
Northeast Utilities	490,700	11,070
Pepco Holdings, Inc.	382,500	7,899
Sempra Energy ^	206,000	8,774
Energy Equipment & Services (2.9%)
Baker Hughes, Inc.	313,900	10,971
Halliburton Co.	447,400	8,854
Health Care Equipment & Supplies (2.4%)
Covidien, Ltd.	273,100	12,096
Zimmer Holdings, Inc. ‡	99,600	4,624
Health Care Providers & Services (2.3%)
Medco Health Solutions, Inc. ‡	428,600	16,265
Hotels, Restaurants & Leisure (1.8%)
Carnival Corp. ^	440,500	11,189
Royal Caribbean Cruises, Ltd. ^	115,800	1,570
Household Durables (1.1%)
Fortune Brands, Inc. ^	194,900	7,434
Industrial Conglomerates (5.7%)
General Electric Co.	2,049,200	39,980
Insurance (5.9%)
ACE, Ltd.	256,300	14,701
Aflac, Inc.	285,500	12,642
Hartford Financial Services Group, Inc.	8,600	89
MetLife, Inc. ^	299,900	9,963
Principal Financial Group, Inc. ^	217,000	4,121
Machinery (3.9%)
Illinois Tool Works, Inc. ^	459,500	15,343
PACCAR, Inc.	415,360	12,145
Media (5.8%)
Comcast Corp. -Class A	1,098,700	17,316
Interpublic Group of Cos., Inc. ‡ ^	1,199,900	6,227
News Corp. -Class A	868,800	9,244
Omnicom Group, Inc. ^	260,000	7,680
Multiline Retail (0.8%)
Macy’s, Inc.	463,600	5,698
Oil, Gas & Consumable Fuels (12.6%)
Chevron Corp.	396,400	29,571
Exxon Mobil Corp.	323,800	24,000
Marathon Oil Corp.	569,700	16,578
Peabody Energy Corp.	362,300	12,503
Ultra Petroleum Corp. ‡ ^	129,000	6,005
Pharmaceuticals (4.6%)
Johnson & Johnson	143,700	8,815
Wyeth	740,700	23,836
Road & Rail (2.0%)
Burlington Northern Santa Fe Corp.	161,400	14,374
Semiconductors & Semiconductor Equipment (1.6%)
Intel Corp.	719,400	11,510
Wireless Telecommunication Services (1.2%)
Sprint Nextel Corp. ^	2,611,263	8,173
Total Common Stocks (cost $1,007,033)		698,976

	Principal
REPURCHASE AGREEMENT (0.8%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $5,863 on 11/03/2008 à •	$5,863	5,863
Total Repurchase Agreement (cost $5,863)		5,863

	Shares
SECURITIES LENDING COLLATERAL (16.7%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à	117,341,877	117,342
Total Securities Lending Collateral (cost $117,342)		117,342
Total Investment Securities (cost $1,130,238) #		$822,181

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $114,124.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, a maturity date of 12/01/2019, and with a market value plus accrued interest of $5,983.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $1,144,116. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $429 and $322,364, respectively. Net unrealized depreciation for tax purposes is $321,935.

The notes to the financial statements are an integral part of this report.

Transamerica Van Kampen Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (69.6%)
Argentina (0.3%)
Argentina Government International Bond 8.28%, due 12/31/2033	$3,553	$906
Brazil (17.2%)
Banco Nacional de Desenvolvimento
Economico E Social
6.37%, due 06/16/2018 -144A	4,300	3,397
Nota Do Tesouro Nacional
10.00%, due 01/01/2014	BRL	12,484	4,540
Republic of Brazil
6.00%, due 01/17/2017 ^	$6,960	6,281
8.00%, due 01/15/2018 ^	16,461	16,461
8.88%, due 10/14/2019 - 04/15/2024 ^	4,833	4,896
10.00%, due 08/07/2011	4,450	4,717
10.50%, due 07/14/2014	2,580	2,812
11.00%, due 08/17/2040 ^	10,260	11,932
Bulgaria (0.5%)
Republic of Bulgaria
8.25%, due 01/15/2015	1,690	1,567
Colombia (1.8%)
Republic of Colombia
7.38%, due 01/27/2017 ^	1,690	1,521
11.75%, due 02/25/2020	3,810	4,343
Cote d’Ivoire (0.2%)
Republic of Ivory Coast
4.00%, due 03/31/2018 Џ	3,495	804
Ecuador (0.9%)
Republic of Ecuador
9.38%, due 12/15/2015 Reg S	6,800	2,380
10.00%, due 08/15/2030	2,510	728
Ghana (0.5%)
Republic of Ghana
8.50%, due 10/04/2017 -144A	2,596	1,506
Indonesia (4.7%)
Indonesia Government International Bond
6.88%, due 01/17/2018	4,000	2,790
7.75%, due 01/17/2038 -144A ^	10,511	6,832
7.75%, due 01/17/2038	4,122	2,803
Republic of Indonesia
6.88%, due 01/17/2018 -144A ^	3,710	2,486
Mexico (8.3%)
Mexican Bonos
8.00%, due 12/19/2013 - 12/17/2015	72,668	5,441
Mexico Government International Bond
5.63%, due 01/15/2017 ^	5,540	4,931
6.75%, due 09/27/2034	7,637	6,339
United Mexican States
8.38%, due 01/14/2011	3,367	3,561
10.00%, due 12/05/2024	MXN	73,110	6,270
Panama (2.4%)
Republic of Panama
7.13%, due 01/29/2026	$2,720	2,244
7.25%, due 03/15/2015	2,884	2,769
9.38%, due 04/01/2029 ^	2,560	2,483
Peru (4.7%)
Republic of Peru
6.55%, due 03/14/2037 ^	3,895	2,688
8.75%, due 11/21/2033 ^	3,436	3,127
9.88%, due 02/06/2015	9,000	9,405
Philippines (4.4%)
Republic of the Philippines
8.88%, due 03/17/2015 ^	4,086	4,086
9.00%, due 02/15/2013	7,000	7,070
9.50%, due 02/02/2030 ^	2,796	2,852
Qatar (0.5%)
State of Qatar
9.75%, due 06/15/2030	1,220	1,464
Russian Federation (9.7%)
Russian Federation
7.50%, due 03/31/2030	29,845	26,100
12.75%, due 06/24/2028	4,470	5,185
Turkey (4.4%)
Republic of Turkey
11.00%, due 01/14/2013	11,700	11,115
11.88%, due 01/15/2030 ^	2,500	3,025
Venezuela (9.1%)
Republic of Venezuela
5.75%, due 02/26/2016 Reg S	3,400	1,564
8.50%, due 10/08/2014	2,100	1,176
9.25%, due 09/15/2027 ^	22,220	13,443
10.75%, due 09/19/2013 ^	8,680	5,902
Venezuela Government International Bond
7.00%, due 03/31/2038	2,907	1,192
9.00%, due 05/07/2023	1,100	525
9.25%, due 05/07/2028	11,121	5,116
Total Foreign Government Obligations (cost $287,316)	222,775

CORPORATE DEBT SECURITIES (12.5%)
Chile (1.4%)
Empresa Nacional del Petroleo
6.75%, due 11/15/2012 -144A	500	518
6.75%, due 11/15/2012 Reg S	3,800	3,952
Korea, Republic of (0.4%)
Korea Development Bank
5.30%, due 01/17/2013 ^	1,320	1,185
Luxembourg (1.9%)
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%, due 05/15/2017 -144A	1,527	901
7.18%, due 05/16/2013 Reg S	450	288
7.18%, due 05/16/2013 -144A	4,130	2,767
TNK-BP Finance SA
7.88%, due 03/13/2018 -144A	4,769	2,098
Mexico (0.6%)
Pemex Project Funding Master Trust
8.63%, due 12/01/2023 *	1,750	1,908
Netherlands (3.1%)
Intergas Finance BV
6.38%, due 05/14/2017 Reg S	900	549
Kazmunaigaz Finance Sub BV
9.13%, due 07/02/2018 -144A	9,600	5,760
Pindo Deli Finance BV
1.00%, due 04/28/2025 Reg S	1,500	105
1.00%, due 04/28/2025 -144A *	9,415	659
5.43%, due 04/28/2018 Reg S *	1,862	786
5.43%, due 04/28/2018 -144A *	150	53

The notes to the financial statements are an integral part of this report.

Principal	Value
Netherlands (continued)
Tjiwi Kimia Finance BV
1.00%, due 04/28/2027 -144A	$1,045	$78
1.00%, due 04/28/2027 Reg S	1,500	113
5.43%, due 04/28/2015 Reg S *	1,198	874
5.53%, due 04/28/2018 -144A *	2,148	773
5.53%, due 04/28/2018 Reg S *	1,000	360
Trinidad and Tobago (0.7%)
National Gas Co. of Trinidad & Tobago, Ltd.
6.05%, due 01/15/2036 -144A	2,406	1,647
6.05%, due 01/15/2036 Reg S	1,000	637
United States (4.4%)
Citigroup, Inc.
7.34%, due 02/24/2010 -144A	3,868	2,769
Pemex Project Funding Master Trust
4.12%, due 06/15/2010 -144A *	1,500	1,410
4.12%, due 06/15/2010 Reg S *	3,950	3,714
5.75%, due 03/01/2018 -144A ^	2,220	1,732
9.13%, due 10/13/2010 ^	4,500	4,500
Total Corporate Debt Securities (cost $56,849)	40,136

STRUCTURED NOTES DEBT (2.0%)
Cayman Islands (0.7%)
Republic of Brazil
16.20%, due 02/22/2010 Reg S ^	BRL	5,060	$2,195
Switzerland (1.3%)
UBS AG
Zero Coupon, due 04/09/2009 Reg S	NGN	513,200	4,164
Total Structure Notes Debt (cost $6,580)	6,359

	Shares
SECURITIES LENDING COLLATERAL (21.2%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	67,886	67,886
Total Securities Lending Collateral (cost $67,886)		67,886

Total Investment Securities (cost $418,631) #		$337,156

FUTURES CONTRACTS: F

Description	Contracts G	Expiration Date	Amount	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Note	794	12/31/2008	$(89,926)	$(1,187)
5-Year USD Swap	596	12/15/2008	65,243	328
				$(859)

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Foreign Government Obligations	66.1%	$222,775
Oil, Gas & Consumable Fuels	7.0%	23,493
Commercial Banks	2.8%	9,435
Diversified Financial Services	1.5%	5,053
Capital Markets	1.2%	4,164
Paper & Forest Products	1.1%	3,801
Gas Utilities	0.2%	549
Investment Securities, at Value	79.9%	269,270
Short-Term Investments	20.1%	67,886
Total Investments	100.0%	$337,156

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $66,475.
Џ	In default.
G	Contract amounts are not in thousands.
	Interest rate shown reflects the yield at 10/31/2008.
F	$1,689 was on deposit with broker to cover margin requirements for open futures contracts.
*	Floating or variable rate note. Rate is listed as of 10/31/2008.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $424,221. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $705 and $87,770, respectively. Net unrealized depreciation for tax purposes is $87,065.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers.  At October 31, 2008, these securities aggregated $35,386, or 11.05% of the fund’s net assets.

BRL	Brazilian Real
MXN	Mexican Peso
NGN	Nigerian Naira

The notes to the financial statements are an integral part of this report.

Transamerica Van Kampen Mid-Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.8%)
Air Freight & Logistics (5.5%)
CH Robinson Worldwide, Inc. ^	44,648	$2,312
Expeditors International of Washington, Inc. ^	92,415	3,017
Capital Markets (0.7%)
Calamos Asset Management, Inc. -Class A ^	78,958	648
Chemicals (3.1%)
Intrepid Potash, Inc. ‡ ^	33,037	718
Nalco Holding Co. ^	130,075	1,837
Rockwood Holdings, Inc. ‡ ^	37,883	468
Commercial Services & Supplies (1.7%)
Covanta Holding Corp. ‡ ^	75,995	1,638
Computers & Peripherals (1.0%)
Teradata Corp. ‡	65,130	1,002
Construction & Engineering (0.7%)
Aecom Technology Corp. ‡ ^	40,089	707
Construction Materials (3.4%)
Martin Marietta Materials, Inc. ^	34,075	2,671
Texas Industries, Inc. ^	21,327	675
Diversified Consumer Services (3.7%)
New Oriental Education & Technology Group ADR ‡ ^	30,627	1,959
Strayer Education, Inc. ^	7,242	1,639
Diversified Financial Services (5.5%)
IntercontinentalExchange, Inc. ‡	21,676	1,855
Leucadia National Corp. ^	130,340	3,498
Energy Equipment & Services (1.7%)
IHS, Inc. -Class A ‡ ^	47,989	1,698
Gas Utilities (1.4%)
Questar Corp.	41,191	1,419
Health Care Equipment & Supplies (4.5%)
Gen-Probe, Inc. ‡ ^	41,237	1,941
Intuitive Surgical, Inc. ‡ ^	6,983	1,207
Mindray Medical International, Ltd. ADR ^	59,567	1,284
Hotels, Restaurants & Leisure (9.6%)
Choice Hotels International, Inc. ^	40,666	1,112
Ctrip.com International, Ltd. ADR ^	78,620	2,404
Starbucks Corp. ‡ ^	179,559	2,358
Wynn Resorts, Ltd. ^	58,566	3,537
Household Durables (3.0%)
Gafisa SA ADR ^	62,765	916
Mohawk Industries, Inc. ‡ ^	17,892	866
NVR, Inc. ‡ ^	2,301	1,128
Insurance (1.3%)
Alleghany Corp. ‡	4,634	1,307
Internet & Catalog Retail (1.6%)
priceline.com, Inc. ‡ ^	29,201	1,537
Internet Software & Services (9.0%)
Akamai Technologies, Inc. ‡ ^	45,922	660
Alibaba.Com, Ltd. ‡	1,207,200	729
Baidu.Com ADR ‡ ^	13,570	2,795
Equinix, Inc. ‡ ^	17,643	1,101
Tencent Holdings, Ltd.	501,200	3,649
IT Services (2.2%)
Redecard SA	193,011	2,138
Life Sciences Tools & Services (6.7%)
Illumina, Inc. ‡ ^	112,745	3,476
Techne Corp. ^	45,337	3,129
Media (3.4%)
Discovery Communications, Inc. Series C ‡ ^	56,834	757
Discovery Communications, Inc. Series A ‡	47,598	649
Groupe Aeroplan, Inc.	95,690	831
Grupo Televisa SA ADR ^	63,730	1,125
Oil, Gas & Consumable Fuels (13.5%)
PetroHawk Energy Corp. ‡ ^	29,916	567
Range Resources Corp. ^	28,272	1,194
Southwestern Energy Co. ‡ ^	173,715	6,188
Ultra Petroleum Corp. ‡ ^	114,248	5,318
Pharmaceuticals (0.7%)
Ironwood Pharmaceutical ‡ q	54,887	659
Professional Services (2.5%)
Corporate Executive Board Co. ^	49,117	1,465
Monster Worldwide, Inc. ‡ ^	68,119	970
Real Estate Management & Development (2.0%)
Brookfield Asset Management, Inc. -Class A	78,095	1,408
Forest City Enterprises, Inc. -Class A ^	53,401	635
Software (1.3%)
Salesforce.com, Inc. ‡ ^	40,544	1,255
Specialty Retail (1.4%)
Abercrombie & Fitch Co. -Class A ^	46,201	1,338
Textiles, Apparel & Luxury Goods (0.7%)
Lululemon Athletica, Inc. ‡ ^	49,247	698
Trading Companies & Distributors (1.8%)
LI & Fung, Ltd.	874,000	1,754
Transportation Infrastructure (0.9%)
Grupo Aeroportuario del Pacifico SA de CV ADR ^	46,504	850
Wireless Telecommunication Services (1.3%)
NII Holdings, Inc. ‡	50,145	1,292
Total Common Stocks (cost $136,353)		93,988

	Principal
REPURCHASE AGREEMENT (4.6%)
State Street Repurchase Agreement
0.15%, dated 10/31/2008, to be repurchased at $4,509 on 11/03/2008 à •	$4,508	4,508
Total Repurchase Agreement (cost $4,508)		4,508

	Shares
SECURITIES LENDING COLLATERAL (25.7%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à 	25,246,268	25,246
Total Securities Lending Collateral (cost $25,246)		25,246

Total Investment Securities (cost $166,107) #		$123,742

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $24,665.
‡	Non-income producing security.
	Interest rate shown reflects the yield at 10/31/2008.
q	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.
•

Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 3.56% to 5.74%, maturity dates ranging between 10/01/2036 to 10/25/2036, and with a market values plus accrued interests of $4,599.

à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $166,550. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $5,038 and $47,846, respectively. Net unrealized depreciation for tax purposes is $42,808.

DEFINITIONS:

ADR	American Depository Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Van Kampen Small Company Growth

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS (3.9%)
Biotechnology (0.7%)
Pacific Bioscience, Zero Coupon ‡ q  §	63,479	$444
IT Services (1.3%)
Ning, Inc., Zero Coupon ‡ q  §	108,208	774
Pharmaceuticals (1.9%)
Ironwood Pharmaceuticals, 8.00% ‡ q  §	96,357	1,140
Total Preferred Stocks (cost $1,820)		2,358

COMMON STOCKS (94.3%)
Biotechnology (2.6%)
Alnylam Pharmaceuticals, Inc. ‡ ^	51,557	1,186
Cepheid, Inc. ‡ ^	36,049	428
Capital Markets (7.8%)
Greenhill & Co., Inc. ^	44,295	2,922
Riskmetrics Group, Inc. ‡ ^	119,603	1,843
Construction Materials (4.5%)
Eagle Materials, Inc. ^	77,950	1,380
Texas Industries, Inc. ^	42,280	1,337
Distributors (0.4%)
Integrated Distribution Services Group, Ltd.	273,000	232
Diversified Consumer Services (7.8%)
American Public Education, Inc. ‡ ^	28,693	1,270
New Oriental Education & Technology Group ADR ‡	11,129	712
Strayer Education, Inc. ^	12,080	2,733
Diversified Financial Services (0.3%)
Climate Exchange PLC ‡	12,242	192
Diversified Telecommunication Services (0.9%)
Cogent Communications Group, Inc. ‡ ^	113,116	541
Electric Utilities (3.3%)
Brookfield Infrastructure Partners, LP ^	136,718	2,051
Health Care Providers & Services (1.9%)
Athenahealth, Inc. ‡	37,299	1,141
Hotels, Restaurants & Leisure (7.3%)
Ambassadors Group, Inc.	58,453	610
BJ’s Restaurants, Inc. ‡ ^	59,655	530
Ctrip.com International, Ltd. ADR	46,398	1,419
Mandarin Oriental International, Ltd.	357,288	467
PF Chang’s China Bistro, Inc. ‡ ^	65,496	1,340
Premier Exhibitions, Inc. ‡ ^	50,520	52
Household Durables (2.0%)
Gafisa SA ADR ^	56,296	821
iRobot Corp. ‡	40,245	415
Insurance (1.0%)
Greenlight Capital Re, Ltd. -Class A ‡	51,235	641
Internet & Catalog Retail (3.7%)
Blue Nile, Inc. ‡ ^	61,496	1,881
Dena Co., Ltd. Npv	160	358
Internet Software & Services (6.8%)
Bankrate, Inc. ‡ ^	18,831	620
Comscore, Inc. ‡ ^	30,644	374
Gmarket, Inc. ADR ‡	39,806	695
GSI Commerce, Inc. ‡ ^	63,752	660
Mercadolibre, Inc. ‡ ^	36,077	493
Rediff.com India, Ltd. ADR ‡ ^	46,045	120
SINA Corp. ‡	20,202	655
Vistaprint, Ltd. ‡ ^	30,587	522
IT Services (3.6%)
Forrester Research, Inc. ‡	65,574	1,839
Information Services Group, Inc. ‡ ^	135,870	374
Leisure Equipment & Products (0.7%)
Aruze Corp. Npv	50,300	454
Life Sciences Tools & Services (8.2%)
Illumina, Inc. ‡ ^	42,267	1,303
Techne Corp. ^	53,717	3,708
Machinery (1.3%)
Middleby Corp. ‡ ^	19,697	796
Media (5.3%)
CKX, Inc. ‡ ^	101,828	452
Interactive Data Corp. ^	33,999	802
Lakes Entertainment, Inc. ‡	55,865	240
Marvel Entertainment, Inc. ‡ ^	55,202	1,777
WPT Enterprises, Inc. ‡	26,759	10
Oil, Gas & Consumable Fuels (7.7%)
Carrizo Oil & Gas, Inc. ‡ ^	33,669	787
Contango Oil & Gas Co. ‡ ^	43,614	2,399
GMX Resources, Inc. ‡ ^	41,369	1,562
Professional Services (7.0%)
Advisory Board Co. ‡ ^	63,928	1,576
Corporate Executive Board Co.	25,285	754
Costar Group, Inc. ‡ ^	54,906	1,978
Real Estate Investment Trusts (0.4%)
Brascan Residential	184,540	263
Real Estate Management & Development (0.7%)
Consolidated-Tomoka Land Co.	7,552	279
FX Real Estate And Entertainment, Inc. ‡ ^	20,365	14
HouseValues, Inc. ‡ ^	56,409	150
Semiconductors & Semiconductor Equipment (1.6%)
Tessera Technologies, Inc. ‡	55,475	959
Software (2.9%)
Blackboard, Inc. ‡ ^	37,246	912
Longtop Financial Technologies, Ltd. ADR ‡ ^	62,286	872
Specialty Retail (1.3%)
Citi Trends, Inc. ‡ ^	49,236	824
Textiles, Apparel & Luxury Goods (1.7%)
Lululemon Athletica, Inc. ‡ ^	71,358	1,011
Transportation Infrastructure (1.6%)
Grupo Aeroportuario del Pacifico SA de CV ADR ^	52,565	960
Total Common Stocks (cost $77,164)		57,696

	Principal
REPURCHASE AGREEMENT (1.4%)
State Street Repurchase Agreement
0.15%, dated 10/31/2008, to be repurchased at $860 on 11/03/2008 à •	$860	860
Total Repurchase Agreement (cost $860)		860

	Shares
SECURITIES LENDING COLLATERAL (25.9%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.71% à	15,885,696	15,886

Total Securities Lending Collateral (cost $15,886)		15,886

Total Investment Securities (cost $95,730) #		$76,800

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

q	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.
‡	Non-income producing security.
§	Illiquid. At 10/31/2008, these securities aggregated $2,358 or 3.85% of the Fund’s net assets.
^	All or a portion of this security is on loan. The value of all securities on loan is $15,463.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.00%, a maturity date of 06/01/2014, and with a market value plus accrued interest of $879.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
	Interest rate shown reflects the yield at 10/31/2008.
#

Aggregate cost for federal income tax purposes is $96,238. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $6,128 and $25,566, respectively. Net unrealized depreciation for tax purposes is $19,438.

DEFINITIONS:

ADR	American Depository Receipt
LP	Limited Partnership
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

Transamerica WMC Emerging Markets

SCHEDULE OF INVESTMENTS

At October 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS (2.4%)
Brazil (2.4%)
Cia de Bebidas DAS Americas, 5.57% ‡ ▲	25,900	$1,088
Petroleo Brasileiro SA, 1.10% ▲	66,200	712
Total Preferred Stocks (cost $2,521)		1,800

COMMON STOCKS (84.6%)
Bermuda (2.6%)
First Pacific Co.	938,000	379
Hopson Development Holdings, Ltd.	822,000	275
Shangri-La Asia, Ltd.	954,000	1,350
Brazil (14.9%)
Amil Participacoes SA	86,500	399
Banco Itau Holding Financeira SA ADR	83,000	918
BM&F Bovespa SA	267,400	715
Cia Brasileira de Distribuicao Grupo PAO de Acucar ADR	27,500	823
Cia Energetica de Minas Gerais ADR	75,400	1,147
Cia Siderurgica Nacional SA ADR	42,000	571
Cia Vale do Rio Doce -Class B ADR	144,000	1,890
Odontoprev SA ‡	30,900	398
Petroleo Brasileiro SA ADR	109,600	2,947
Usinas Siderurgicas de Minas Gerais SA	95,600	1,123
Weg SA	62,700	356
Cayman Islands (1.9%)
Golden Meditech Co., Ltd. ‡	2,120,000	305
Simcere Pharmaceutical Group ADR ‡	75,400	425
WSP Holdings, Ltd. ADR ‡	157,300	745
Chile (2.7%)
Enersis SA ADR	80,700	1,162
Sociedad Quimica y Minera de Chile SA ADR	40,400	925
China (8.9%)
Angang Steel Co., Ltd.	680,000	417
China Life Insurance Co., Ltd.	582,000	1,555
China Shenhua Energy Co., Ltd.	613,000	1,165
Industrial & Commercial Bank of China -Class H	3,244,000	1,526
Shanghai Electric Group Co., Ltd. ‡	4,036,000	1,221
Weiqiao Textile Co.	527,000	108
Wumart Stores, Inc.	853,000	680
Egypt (1.2%)
Orascom Construction Industries	27,887	931
Hong Kong (7.1%)
China Mobile, Ltd. ADR	20,800	913
China Overseas Land & Investment, Ltd.	392,000	443
China Resources Enterprise	576,000	1,147
CNOOC, Ltd. ADR	24,000	1,960
Hong Kong Exchanges And Clearing, Ltd.	93,900	952
Hungary (0.8%)
Richter Gedeon	4,242	586
India (0.8%)
Bajaj Holdings And Investment, Ltd. GDR	62,850	414
HDFC Bank Ltd. ADR	2,800	184
Israel (4.9%)
Bezeq Israeli Telecommunication Corp., Ltd.	489,125	730
Israel Chemicals, Ltd.	56,123	566
Teva Pharmaceutical Industries, Ltd. ADR	57,600	2,470
Malaysia (2.2%)
Digi.Com BHD	102,700	534
Kulim Malaysia BHD	394,500	436
Resorts World BHD	1,023,100	723
Mexico (8.4%)
America Movil SAB de CV -Class R ADR	70,500	2,182
Fomento Economico Mexicano SAB de CV ADR	23,000	582
Genomma Lab Internacional SA de CV ‡	287,300	307
Grupo Televisa SA ADR	75,200	1,328
Impulsadora Del Desarrollo ‡	416,700	359
Wal-Mart de Mexico SAB de CV -Class V	594,000	1,594
Papua New Guinea (0.4%)
New Britain Palm Oil, Ltd.	95,407	302
Peru (1.3%)
Cia de Minas Buenaventura SA ADR	80,800	1,021
Philippines (0.8%)
Philippine Long Distance Telephone Co. ADR	15,100	618
Qatar (0.4%)
Commercial Bank of Qatar -144A GDR ‡	110,900	333
Russian Federation (4.7%)
Gazprom OAO ADR	136,011	2,709
Mobile Telesystems OJSC ADR	23,100	904
South Africa (7.7%)
Adcock Ingram Holdings, Ltd. ‡	170,219	596
African Bank Investments, Ltd.	344,918	946
Aspen Pharmacare Holdings, Ltd. ‡	216,850	758
Impala Platinum Holdings, Ltd.	88,688	926
MTN Group, Ltd.	108,478	1,218
Truworths International, Ltd.	407,062	1,382
Switzerland (0.4%)
Orascom Development Holding AG ‡	11,147	320
Taiwan (8.5%)
Chunghwa Telecom Co., Ltd. ADR	41,000	675
HON HAI Precision Industry Co., Ltd.	459,000	1,108
Mediatek, Inc.	106,000	949
President Chain St	240,000	557
Taiwan Mobile Co., Ltd.	682,000	943
Taiwan Semiconductor Manufacturing Co., Ltd.	938,000	1,365
Yuanta Financial Holdings	2,109,000	825
Thailand (1.2%)
Bangkok Bank PCL	366,600	740
Land And Houses PCL	1,799,200	194
Turkey (1.8%)
Akcansa Cimento AS	92,303	154
Aksigorta Try1	149,314	308
Cimsa Cimento Sanayi VE Tica	97,395	182
Haci OMER Sabanci Holding AS	157,285	382
KOC Holding AS ‡	193,923	362
United Kingdom (1.0%)
Hikma Pharmaceuticals PLC	142,025	741
Total Common Stocks (cost $82,343)		64,384

INVESTMENT COMPANY (2.4%)
United States (2.4%)
iShares MSCI Emerging Markets Index Fund	72,800	1,856
Total Investment Company (cost $2,481)		1,856

The notes to the financial statements are an integral part of this report.

	Principal	Value
REPURCHASE AGREEMENT (2.6%)
State Street Repurchase Agreement 0.15%, dated 10/31/2008, to be repurchased at $1,982 on 11/03/2008 à •	$1,982	$1,982
Total Repurchase Agreement (cost $1,982)		1,982

	Shares
WARRANTS (7.7%)
Bharti Airtel, Ltd. -144A
Expiration: 09/19/2013
Exercise Price: $0.00	29,800	392
Punjab National Bank, Ltd. -144A
Expiration: 10/17/2013
Exercise Price: $0.00	13,500	114
Bharat Heavy Electricals, Ltd. -144A
Expiration: 10/24/2012
Exercise Price: $0.00	45,400	1,208
Educomp Solutions, Ltd. -144A
Expiration: 10/24/2012
Exercise Price: $0.00	11,900	535
Lanco Infratech, Ltd. -144A
Expiration: 10/24/2012
Exercise Price: $0.00	128,000	291
Piramal Healthcare, Ltd. -144A
Expiration: 10/24/2012
Exercise Price: $0.00	188,900	856
Piramal Life Sciences, Ltd. -144A
Expiration: 10/24/2012
Exercise Price: $0.00	61,734	83
Reliance Industries, Ltd-144A.
Expiration: 11/07/2016
Exercise Price: $0.00	56,600	1,544
Tata Chemicals, Ltd. -144A
Expiration: 12/05/2017
Exercise Price: $0.00	257,400	816
Total Warrants (cost $8,081)		5,839

Total Investment Securities (cost $97,408) #		$75,861

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Hungarian Forint	(92,091)	02/19/2009	$(513)	$69
South African Rand	11,326	09/29/2009	1,167	(99)
South African Rand	(26,210)	09/29/2009	(2,877)	405
Turkish Lira	1,012	11/21/2008	725	(74)
Turkish Lira	(1,255)	11/21/2008	(950)	142
Turkish Lira	(900)	11/21/2008	(640)	62
				$505

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Oil, Gas & Consumable Fuels	12.9%	$9,872
Wireless Telecommunication Services	10.1%	7,703
Metals & Mining	9.3%	7,112
Pharmaceuticals	8.9%	6,738
Diversified Financial Services	5.6%	4,234
Commercial Banks	5.0%	3,816
Food & Staples Retailing	4.8%	3,654

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:(continued)
Hotels, Restaurants & Leisure	3.2%	$2,394
Semiconductors & Semiconductor Equipment	3.1%	2,314
Electric Utilities	3.1%	2,309
Chemicals	3.0%	2,307
Insurance	3.0%	2,262
Capital Markets	2.5%	1,856
Beverages	2.2%	1,670
Construction & Engineering	2.1%	1,582
Machinery	2.1%	1,577
Diversified Telecommunication Services	1.9%	1,405
Specialty Retail	1.8%	1,383
Media	1.8%	1,328
Electrical Equipment	1.6%	1,207
Trading Companies & Distributors	1.5%	1,147
Food Products	1.5%	1,117
Electronic Equipment & Instruments	1.5%	1,108
Real Estate Management & Development	1.2%	911
Energy Equipment & Services	1.0%	746
Diversified Consumer Services	0.7%	535
Health Care Providers & Services	0.5%	398
Industrial Conglomerates	0.5%	362
Construction Materials	0.4%	336
Health Care Equipment & Supplies	0.4%	305
Textiles, Apparel & Luxury Goods	0.1%	108
Biotechnology	0.1%	83
Investment Securities, at Value	97.4%	73,879
Short-Term Investments	2.6%	1,982
Total Investments	100.0%	$75,861

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Interest rate shown reflects the yield at 10/31/2008.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, a maturity date of 12/01/2019, and with a market value plus accrued interest of $2,023.
à	State Street Bank & Trust serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $97,408. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $205 and $21,752, respectively. Net unrealized depreciation for tax purposes is $21,547.

Security Valuation - If the market quotations are not readily available, or if the investment advisor determines that the quotation does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Fund. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in the foreign market in order to adjust for possible changes in the value that may occur between the close of the foreign exchange and the time at which the Fund’s shares are valued. At 10/31/2008, the fair value pricing model was employed. The prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers.  At 10/31/2008, these securities aggregated $6,172, or 8.11% of the fund’s net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report.

STATEMENTS OF ASSETS & LIABILITIES

At October 31, 2008

(all amounts except per share amounts in thousands)

	Transamerica AllianceBernstein International Value	Transamerica Bjurman, Barry Micro Emerging Growth	Transamerica BlackRock Global Allocation	Transamerica BlackRock Large Cap Value	Transamerica BlackRock Natural Resources	Transamerica BNY Mellon Market Neutral Strategy
Assets:
Investment, at cost	$485,501	$101,991	$554,847	$632,391	$131,146	$144,425
Foreign currency, at cost	1,055	—	2,460	—	261	—
Securities loaned, at value	54,045	16,514	92,737	50,316	21,823	—
Investment securities, at value	300,547	83,740	470,798	513,166	109,029	110,045
Cash on deposit with broker	—	—	—	—	—	119,989
Foreign currency, at value	1,019	—	2,443	—	239	—
Receivables:
Investment securities sold	2,228	244	2,920	—	254	—
Shares of beneficial interest sold	—	—	9	—	60	20
Interest	— (a)	— (a)	1,034	2	— (a)	—
Income from loaned securities	66	44	82	31	13	—
Dividends	1,379	—	614	522	83	45
Dividend reclaims	328	—	99	—	21	—
Variation margin	—	—	34	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	989	—	—	—
Other	—	—	1	—	—	31
	$305,567	$84,028	$479,023	$513,721	$109,699	$230,130
Liabilities:
Premium on written options & securities sold short	$—	$—	$2,296	$—	$—	$143,542
Investment securities purchased	—	484	1,259	—	—	—
Cash due to broker	—	—	457	—	—	—
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	35	—	—	—	—	39
Management and advisory fees	199	60	240	312	58	144
Deferred foreign taxes	—	—	2	—	—	—
Administration fees	5	1	6	8	1	2
Due to custodian	—	—	102	—	—	1,513
Dividends to shareholders	—	—	—	—	—	88
Payable for collateral for securities on loan	56,869	17,040	94,938	51,531	22,357	—
Unrealized depreciation on forward foreign currency contracts	—	—	2,004	—	—	—
Written options	—	—	2,028	—	—	—
Securities sold short, at value	—	—	—	—	—	106,961
Other	122	27	206	54	31	35
	57,230	17,612	101,242	51,905	22,447	108,782
Net Assets	$248,337	$66,416	$377,781	$461,816	$87,252	$121,348

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$459,150	$103,609	$421,889	$632,304	$109,060	$124,039
Undistributed (accumulated) net investment income (loss)	12,245	—	21,295	6,241	284	—
Undistributed (accumulated) net realized gain (loss) from investments	(38,050)	(18,942)	18,421	(57,505)	47	(4,893)
Net unrealized appreciation (depreciation) on:
Investment securities	(184,953)	(18,251)	(84,048)	(119,224)	(22,117)	(34,379)
Futures contracts	—	—	1,100	—	—	—
Written option contracts	—	—	268	—	—	—
Translation of assets and liabilities denominated in foreign currencies	(55)	—	(1,144)	—	(22)	—
Securities sold short	—	—	—	—	—	36,581
Net Assets	$248,337	$66,416	$377,781	$461,816	$87,252	$121,348

Shares Outstanding	37,597	10,372	40,491	60,716	10,753	12,766

Net Asset Value and Offering Price Per Share	$6.61	$6.40	$9.32	$7.61	$8.11	$9.51

The notes to the financial statements are an integral part of this report.

	Transamerica Evergreen International Small Cap	Transamerica Federated Market Opportunity	Transamerica JPMorgan International Bond	Transamerica JPMorgan Mid Cap Value	Transamerica Loomis Sayles Bond	Transamerica Marsico International Growth
Assets:
Investment, at cost	$469,758	$114,098	$728,230	$235,460	$831,057	$451,286
Foreign currency, at cost	3,222	—	—	—	—	234
Securities loaned, at value	61,509	17,562	19,186	36,952	46,134	57,713
Investment securities, at value	388,484	97,598	710,287	184,519	612,611	338,409
Foreign currency, at value	3,134	—	—	—	—	233
Receivables:
Investment securities sold	4,811	1,560	10,572	1,670	—	11,238
Shares of beneficial interest sold	—	16	—	—	—	—
Interest	— (a)	— (a)	8,261	— (a)	12,571	— (a)
Income from loaned securities	66	14	18	28	41	50
Dividends	773	103	—	171	36	521
Dividend reclaims	142	5	—	—	—	932
Unrealized appreciation on forward foreign currency contracts	13,567	1,708	16,797	—	272	—
	$410,977	$101,004	$745,935	$186,388	$625,531	$351,383
Liabilities:
Foreign currency cost, due to custodian	$—	$301	$7,537	$—	$—	$—
Premium on written options	$—	$172	$—	$—	$—	$—
Investment securities purchased	19,783	6,176	8,021	589	367	7,060
Foreign currency value, due to custodian	—	261	7,594	—	—	—
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	17	—	142	—	52	17
Management and advisory fees	297	50	315	106	333	284
Administration fees	6	1	12	3	10	5
Due to custodian	—	—	—	—	10	—
Payable for collateral for securities on loan	64,604	18,147	19,563	37,882	47,206	60,084
Unrealized depreciation on forward foreign currency contracts	9,380	1,470	10,677	—	109	—
Written options	—	390	—	—	—	—
Variation margin	—	—	334	—	—	—
Other	151	29	199	36	76	166
	94,238	26,524	46,857	38,616	48,163	67,616
Net Assets	$316,739	$74,480	$699,078	$147,772	$577,368	$283,767

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$483,356	$87,354	$679,901	$198,112	$783,793	$502,469
Undistributed (accumulated) net investment income (loss)	5,618	849	31,840	2,731	8,371	5,230
Undistributed (accumulated) net realized gain (loss) from investments	(95,054)	2,673	(753)	(2,130)	3,714	(111,010)
Net unrealized appreciation (depreciation) on:
Investment securities	(81,272)	(16,500)	(17,941)	(50,941)	(218,444)	(112,876)
Futures contracts	—	—	820	—	—	—
Written option contracts	—	(218)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	4,091	322	5,211	—	(66)	(46)
Net Assets	$316,739	$74,480	$699,078	$147,772	$577,368	$283,767

Shares Outstanding	38,358	8,704	66,180	19,600	78,651	42,085

Net Asset Value and Offering Price Per Share	$8.26	$8.56	$10.56	$7.54	$7.34	$6.74

The notes to the financial statements are an integral part of this report.

	Transamerica Neuberger Berman International	Transamerica Oppenheimer Developing Markets		Transamerica Oppenheimer Small- & Mid- Cap Value	Transamerica Schroders International Small Cap	Transamerica Third Avenue Value	Transamerica Thornburg International Value
Assets:
Investment, at cost	$520,350	$547,833		$228,091	$188,212	$646,766	$97,732
Foreign currency, at cost	571	109		—	1,795	419	91
Securities loaned, at value	61,112	40,859		31,086	11,936	84,910	—
Investment securities, at value	369,943	360,522		160,436	120,463	423,008	77,399
Foreign currency, at value	624	172		—	1,719	402	92
Receivables:
Investment securities sold	2,825	3,383		2,022	788	71	63
Shares of beneficial interest sold	—	8		—	—	—	—
Interest	— (a)	—	(a)	— (a)	—	— (a)	— (a)
Income from loaned securities	53	33		31	15	82	—
Dividends	795	806		8	368	908	107
Dividend reclaims	567	10		—	14	—	—
Unrealized appreciation on forward foreign currency contracts	—	—		—	—	—	2,282
Other	—	17		—	—	—	—
	$374,807	$364,951		$162,497	$123,367	$424,471	$79,943
Liabilities:
Foreign currency cost, due to custodian	$—	$—		$4	$—	$—	$—
Investment securities purchased	2,445	3,996		2,478	1,669	—	—
Foreign currency value, due to custodian	—	—		4	—	—	—
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	23	17		—	17	—	35
Management and advisory fees	273	324		105	150	231	37
Administration fees	6	6		2	2	6	1
Due to custodian	278	—		—	174	—	—
Payable for collateral for securities on loan	63,650	42,270		31,980	12,598	87,314	—
Unrealized depreciation on forward foreign currency contracts	—	—		—	—	—	300
Other	151	365		42	102	75	54
	66,826	46,978		34,611	14,712	87,626	427
Net Assets	$307,981	$317,973		$127,886	$108,655	$336,845	$79,516

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$570,824	$450,425		$221,745	$182,116	$581,673	$99,287
Undistributed (accumulated) net investment income (loss)	8,208	6,339		474	1,857	(41)	—
Undistributed (accumulated) net realized gain (loss) from investments	(120,569)	48,427		(26,678)	(7,502)	(21,046)	(1,430)
Net unrealized appreciation (depreciation) on:
Investment securities	(150,406)	(187,310)		(67,655)	(67,749)	(223,757)	(20,332)
Translation of assets and liabilities denominated in foreign currencies	(76)	92		—	(67)	16	1,991
Net Assets	$307,981	$317,973		$127,886	$108,655	$336,845	$79,516

Shares Outstanding	51,741	38,797		20,294	18,658	19,892	9,965

Net Asset Value and Offering Price Per Share	$5.95	$8.20		$6.30	$5.82	$16.93	$7.98

The notes to the financial statements are an integral part of this report.

	Transamerica UBS Dynamic Alpha	Transamerica UBS Large Cap Value	Transamerica Van Kampen Emerging Markets Debt	Transamerica Van Kampen Mid-Cap Growth		Transamerica Van Kampen Small Company Growth	Transamerica WMC Emerging Markets
Assets:
Investment, at cost	$229,006	$1,130,238	$418,631	$166,107		$95,730	$97,408
Foreign currency, at cost	1,193	—	1,081	—	(a)	—	1,369
Securities loaned, at value	40,655	114,124	66,475	24,665		15,463	—
Investment securities, at value	170,741	822,181	337,156	123,742		76,800	75,861
Cash	—	—	1,238	—	(a)	—	—
Cash on deposit with broker	10,053	—	—	—		—	—
Foreign currency, at value	1,147	—	979	—		—	1,354
Receivables:
Investment securities sold	1,234	4,195	43,785	—		1,440	—
Interest	7	— (a)	6,725	—	(a)	— (a)	— (a)
Income from loaned securities	26	69	93	29		61	—
Dividends	210	1,168	—	45		48	69
Dividend reclaims	140	—	—	—		—	—
Variation margin	15,719	—	—	—		—	—
Unrealized appreciation on forward foreign currency contracts	37,824	—	—	—		—	678
Other	1	—	—	—		—	—
	$237,102	$827,613	$389,976	$123,816		$78,349	$77,962
Liabilities:
Premium on swap agreements, at value	$1,970	$—	$—	$—		$—	$—
Investment securities purchased	1,369	7,733	—	326		1,163	537
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	74	—	44	—		—	12
Management and advisory fees	198	466	263	66		51	19
Administration fees	3	12	6	2		1	1
Due to custodian	—	—	—	—		—	1,039
Payable for collateral for securities on loan	41,709	117,342	67,886	25,246		15,886	—
Unrealized depreciation on forward foreign currency contracts	16,610	—	—	—		—	173
Payable on swap agreements	11,484	—	—	—		—	—
Variation margin	—	—	1,361	—		—	—
Other	88	63	66	35		34	54
	71,535	125,616	69,626	25,675		17,135	1,835
Net Assets	$165,567	$701,997	$320,350	$98,141		$61,214	$76,127

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$194,553	$1,037,496	$412,880	$147,903		$92,158	$99,058
Undistributed (accumulated) net investment income (loss)	—	13,782	4,534	92		1,203	—
Undistributed (accumulated) net realized gain (loss) from investments	5,306	(41,226)	(14,523)	(7,490)		(13,217)	(1,875)
Net unrealized appreciation (depreciation) on:
Investment securities	(58,264)	(308,055)	(81,474)	(42,364)		(18,930)	(21,547)
Futures contracts	12,343	—	(859)	—		—	—
Swap agreements	(9,514)	—	—	—		—	—
Translation of assets and liabilities denominated in foreign currencies	21,143	—	(208)	—		—	491
Net Assets	$165,567	$701,997	$320,350	$98,141		$61,214	$76,127

Shares Outstanding	19,229	87,230	40,157	13,218		8,278	9,937

Net Asset Value and Offering Price Per Share	$8.60	$8.05	$7.98	$7.42		$7.39	$7.66

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF OPERATIONS

For the year ended October 31, 2008

(all amounts in thousands)

	Transamerica AllianceBernstein International Value	Transamerica Bjurman, Barry Micro Emerging Growth	Transamerica BlackRock Global Allocation	Transamerica BlackRock Large Cap Value	Transamerica BlackRock Natural Resources	Transamerica BNY Mellon Market Neutral Strategy
Investment Income:
Dividends	$18,364	$247	$6,975	$11,276	$1,435	$1,644
Less withholding taxes on foreign dividends	(1,903)	—	(314)	—	(49)	—
Interest	108	28	8,604	88	136	3,029
Income from loaned securities-net	161	292	179	145	85	12
	16,730	567	15,444	11,509	1,607	4,685

Expenses:
Management and advisory fees	3,857	874	3,634	4,450	1,199	1,711
Transfer agent fees	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)
Printing and shareholder reports	3	— (a)	2	3	1	1
Custody fees	292	14	539	58	34	34
Administration fees	92	17	99	113	30	24
Legal fees	12	2	13	15	4	3
Audit fees	21	21	30	20	20	21
Trustees fees	8	2	8	10	3	2
Registration fees	4	1	1	6	1	1
Dividend expense on securities sold short	—	—	—	—	—	1,594
Other	6	1	10	8	3	14
Total expenses	4,295	932	4,336	4,683	1,295	3,405
Net expenses	4,295	932	4,336	4,683	1,295	3,405

Net Investment Income (Loss)	12,435	(365)	11,108	6,826	312	1,280

Net Realized Gain (Loss) from:
Investment securities	(36,129)	(15,269)	9,878 (b)	(57,165)	61	(1,772)
Futures contracts	—	—	3,383	—	—	—
Written option contracts	—	—	790	—	—	—
Foreign currency transactions	(1,901)	—	17,677	—	(15)	—
	(38,030)	(15,269)	31,728	(57,165)	46	(1,772)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(269,323)	(38,825)	(168,812)	(211,987)	(64,021)	(36,399)
Futures contracts	—	—	1,394	—	—	—
Written option contracts	—	—	2,377	—	—	—
Translation of assets and liabilities denominated in foreign currencies	(113)	—	(2,361)	—	(22)	—
Securities sold short	—	—	—	—	—	40,577
	(269,436)	(38,825)	(167,402)	(211,987)	(64,043)	4,178
Net Realized and Unrealized Gain (Loss)	(307,466)	(54,094)	(135,674)	(269,152)	(63,997)	2,406
Net Increase (Decrease) In Net Assets Resulting from Operations	$(295,031)	$(54,459)	$(124,566)	$(262,326)	$(63,685)	$3,686

The notes to the financial statements are an integral part of this report.

	Transamerica Evergreen International Small Cap	Transamerica Federated Market Opportunity	Transamerica JPMorgan International Bond	Transamerica JPMorgan Mid Cap Value	Transamerica Loomis Sayles Bond	Transamerica Marsico International Growth
Investment Income:
Dividends	$9,398	$492	$—	$4,515	$1,183	$13,338
Less withholding taxes on foreign dividends	(895)	(23)	—	(11)	(7)	(1,095)
Interest	165	867	25,321	130	43,659	520
Income from loaned securities-net	378	89	23	172	227	223
	9,046	1,425	25,344	4,806	45,062	12,986

Expenses:
Management and advisory fees	5,293	563	4,123	1,889	4,102	5,712
Transfer agent fees	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)
Printing and shareholder reports	3	— (a)	4	2	4	3
Custody fees	372	21	511	40	127	410
Administration fees	102	14	161	46	128	112
Legal fees	14	2	20	6	18	15
Audit fees	21	20	21	20	21	21
Trustees fees	10	1	13	4	12	10
Registration fees	3	1	1	— (a)	15	5
Other	9	2	12	3	9	8
Total expenses	5,827	624	4,866	2,010	4,436	6,296
Net expenses	5,827	624	4,866	2,010	4,436	6,296

Net Investment Income	3,219	801	20,478	2,796	40,626	6,690

Net Realized Gain (Loss) from:
Investment securities	(94,339)	2,059	20,293	(1,435)	5,420	(109,759)
Futures contracts	—	—	41	—	—	—
Written option contracts	—	5,701	—	—	—	—
Foreign currency transactions	1,758	848	17,496	—	224	(480)
	(92,581)	8,608	37,830	(1,435)	5,644	(110,239)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(235,138)	(16,473)	(62,160)	(87,726)	(223,760)	(258,035)
Futures contracts	—	—	180	—	—	—
Written option contracts	—	(218)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	4,075	304	4,700	—	(166)	(72)
	(231,063)	(16,387)	(57,280)	(87,726)	(223,926)	(258,107)
Net Realized and Unrealized Loss	(323,644)	(7,779)	(19,450)	(89,161)	(218,282)	(368,346)
Net Increase (Decrease) In Net Assets Resulting from Operations	$(320,425)	$(6,978)	$1,028	$(86,365)	$(177,656)	$(361,656)

The notes to the financial statements are an integral part of this report.

	Transamerica Neuberger Berman International	Transamerica Oppenheimer Developing Markets		Transamerica Oppenheimer Small- & Mid-Cap Value	Transamerica Schroders International Small Cap(c)	Transamerica Third Avenue Value	Transamerica Thornburg International Value(d)
Investment Income:
Dividends	$16,064	$16,668		$2,041	$3,164	$8,440	$115
Less withholding taxes on foreign dividends	(1,245)	(1,103)		(4)	(422)	(419)	(8)
Interest	546	411		123	40	975	20
Income from loaned securities-net	409	142		225	28	1,089	—
	15,774	16,118		2,385	2,810	10,085	127

Expenses:
Management and advisory fees	5,176	6,565		1,656	924	4,345	119
Transfer agent fees	— (a)	—	(a)	— (a)	— (a)	— (a)	— (a)
Printing and shareholder reports	3	3		1	2	3	11
Custody fees	364	1,003		55	149	160	31
Administration fees	108	118		36	17	109	2
Legal fees	14	17		5	2	16	1
Audit fees	21	50		20	20	21	19
Trustees fees	10	11		3	2	12	— (a)
Registration fees	5	3		3	6	5	3
Other	7	8		2	1	8	5
Total expenses	5,708	7,778		1,781	1,123	4,679	191
Less: Reimbursement of class expense	—	—		—	(26)	—	(45)
Net expenses	5,708	7,778		1,781	1,097	4,679	146

Net Investment Income (Loss)	10,066	8,340		604	1,713	5,406	(19)

Net Realized Gain (Loss) from:
Investment securities	(118,835)	49,551	(e)	(26,260)	(7,807)	(20,288)	(1,505)
Foreign currency transactions	(2,199)	(2,071)		32	449	(693)	(356)
	(121,034)	47,480		(26,228)	(7,358)	(20,981)	(1,861)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(235,140)	(381,554	)(f)	(84,639)	(67,749)	(232,785)	(20,332)
Translation of assets and liabilities denominated in foreign currencies	(86)	128		—	(67)	18	1,991
	(235,226)	(381,426)		(84,639)	(67,816)	(232,767)	(18,341)
Net Realized and Unrealized Loss	(356,260)	(333,946)		(110,867)	(75,174)	(253,748)	(20,202)
Net Decrease In Net Assets Resulting from Operations	$(346,194)	$(325,606)		$(110,263)	$(73,461)	$(248,342)	$(20,221)

The notes to the financial statements are an integral part of this report.

	Transamerica UBS Dynamic Alpha	Transamerica UBS Large Cap Value	Transamerica Van Kampen Emerging Markets Debt	Transamerica Van Kampen Mid-Cap Growth	Transamerica Van Kampen Small Company Growth	Transamerica WMC Emerging Markets(g)
Investment Income:
Dividends	$4,863	$20,932	$—	$952	$1,269	$86
Less withholding taxes on foreign dividends	(253)	—	—	(27)	(4)	(6)
Interest	458	265	23,919	94	66	20
Income from loaned securities-net	124	308	116	342	1,257	—
	5,192	21,505	24,035	1,361	2,588	100

Expenses:
Management and advisory fees	2,850	6,146	3,210	1,023	1,287	74
Transfer agent fees	— (a)	— (a)	— (a)	1	— (a)	— (a)
Printing and shareholder reports	1	4	1	1	1	12
Custody fees	217	78	103	39	33	31
Administration fees	41	161	70	26	27	1
Legal fees	5	22	9	3	4	1
Audit fees	20	21	21	20	20	19
Trustees fees	3	15	5	2	2	— (a)
Registration fees	2	14	4	2	—	3
Other	4	12	5	2	2	5
Total expenses	3,143	6,473	3,428	1,119	1,376	146
Less: Reimbursement of class expense	—	—	—	—	—	(56)
Net expenses	3,143	6,473	3,428	1,119	1,376	90

Net Investment Income	2,049	15,032	20,607	242	1,212	10

Net Realized Gain (Loss) from:
Investment securities	(19,836)	(40,819)	(9,517)	(7,323)	(13,081)	(3,118)
Futures contracts	32,974	—	(1,005)	—	—	—
Swap agreements	4,789	—	—	—	—	—
Foreign currency transactions	(6,029)	—	260	(51)	3	784
	11,898	(40,819)	(10,262)	(7,374)	(13,078)	(2,334)
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(74,745)	(389,642)	(95,184)	(64,974)	(53,280)	(21,547)
Futures contracts	18,480	—	(859)	—	—	—
Swap agreements	(8,441)	—	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	27,543	—	(343)	—	—	491
	(37,163)	(389,642)	(96,386)	(64,974)	(53,280)	(21,056)
Net Realized and Unrealized Loss	(25,265)	(430,461)	(106,648)	(72,348)	(66,358)	(23,390)
Net Decrease In Net Assets Resulting from Operations	$(23,216)	$(415,429)	$(86,041)	$(72,106)	$(65,146)	$(23,380)

(a) Rounds to less than $1.

(b) Net of foreign capital gains tax of  $42.

(c) Fund commenced operations on March 1, 2008.

(d) Fund commenced operations on September 15, 2008.

(e) Net of foreign capital gains tax of  $411.

(f) Net of foreign capital gains tax $1.

(g) Fund commenced operations on September 30, 2008.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	Transamerica AllianceBernstein International Value(a)		Transamerica Bjurman, Barry Micro Emerging Growth(a)		Transamerica BlackRock Global Allocation(a)
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$12,435	$7,819	$(365)	$(436)	$11,108	$9,575
Net realized gain (loss)	(38,030)	34,359	(15,269)	(2,867)	31,728	26,235
Change in unrealized appreciation (depreciation)	(269,436)	48,341	(38,825)	16,767	(167,402)	59,127
Net increase (decrease) in net assets resulting from operations	(295,031)	90,519	(54,459)	13,464	(124,566)	94,937

Distributions to Shareholders:
From net investment income	(7,597)	(4,552)	—	—	(13,764)	(8,774)
From net realized gains	(33,605)	(7,001)	—	—	(22,930)	(8,425)

Capital Share Transactions:
Proceeds from shares sold	93,000	116,948	33,658	23,555	54,017	83,746
Dividends and distributions reinvested	41,202	11,553	—	—	36,694	17,198
Cost of shares redeemed	(68,849)	(64,781)	(4,909)	(274)	(72,154)	(149,139)
Net increase (decrease) in net assets resulting from capital shares transactions	65,353	63,720	28,749	23,281	18,557	(48,195)

Net Increase (Decrease) in net assets	(270,880)	142,686	(25,710)	36,745	(142,703)	29,543

Net Assets:
Beginning of year	519,217	376,531	92,126	55,381	520,484	490,941
End of year	$248,337	$519,217	$66,416	$92,126	$377,781	$520,484
Undistributed Net Investment Income (Loss)	$12,245	$7,564	$—	$—	$21,295	$11,560

Share Activity:
Shares issued	7,797	8,495	3,775	2,101	4,536	7,063
Shares issued-reinvested from distributions	3,133	912	—	—	2,993	1,536
Shares redeemed	(8,235)	(4,982)	(768)	(26)	(6,380)	(12,992)
Net increase (decrease) in shares outstanding	2,695	4,425	3,007	2,075	1,149	(4,393)

	Transamerica BlackRock Large Cap Value(a)		Transamerica BlackRock Natural Resources(a)		Transamerica BNY Mellon Market Neutral Strategy(a)
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$6,826	$5,458	$312	$366	$1,280	$2,380
Net realized gain (loss)	(57,165)	33,761	46	1,611	(1,772)	(2,855)
Change in unrealized appreciation (depreciation)	(211,987)	22,176	(64,043)	41,904	4,178	(1,976)
Net increase (decrease) in net assets resulting from operations	(262,326)	61,395	(63,685)	43,881	3,686	(2,451)

Distributions to Shareholders:
From net investment income	(4,474)	(3,990)	(323)	—	(6,638)	—
From net realized gains	(34,049)	(15,598)	(1,682)	—	—	—

Capital Share Transactions:
Proceeds from shares sold	146,655	142,245	14,918	114,565	16,449	129,375
Dividends and distributions reinvested	38,523	19,589	2,005	—	6,638	—
Cost of shares redeemed	(32,648)	(100,035)	(20,760)	(1,667)	(11,181)	(14,530)
Net increase (decrease) in net assets resulting from capital shares transactions	152,530	61,799	(3,837)	112,898	11,906	114,845

Net Increase (Decrease) in net assets	(148,319)	103,606	(69,527)	156,779	8,954	112,394

Net Assets:
Beginning of year	610,135	506,529	156,779	—	112,394	—
End of year	$461,816	$610,135	$87,252	$156,779	$121,348	$112,394
Undistributed Net Investment Income (Loss)	$6,241	$918	$284	$301	$—	$2,634

Share Activity:
Shares issued	15,062	11,483	1,162	11,251	1,742	12,975
Shares issued-reinvested from distributions	3,267	1,619	148	—	730	—
Shares redeemed	(4,257)	(8,132)	(1,671)	(137)	(1,193)	(1,488)
Net increase (decrease) in shares outstanding	14,072	4,970	(361)	11,114	1,279	11,487

The notes to the financial statements are an integral part of this report.

	Transamerica Evergreen International Small Cap(a)		Transamerica Federated Market Opportunity(a)		Transamerica JPMorgan International Bond(a)
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$3,219	$4,717	$801	$1,330	$20,478	$18,991
Net realized gain (loss)	(92,581)	68,262	8,608	(1,683)	37,830	4,852
Change in unrealized appreciation (depreciation)	(231,063)	85,310	(16,387)	(541)	(57,280)	35,568
Net increase (decrease) in net assets resulting from operations	(320,425)	158,289	(6,978)	(894)	1,028	59,411

Distributions to Shareholders:
From net investment income	(4,384)	(3,583)	(769)	(1,771)	(30,789)	(25,641)
From net realized gains	(68,336)	(65,360)	—	—	—	—

Capital Share Transactions:
Proceeds from shares sold	20,000	85,683	29,847	36,953	65,402	53,956
Dividends and distributions reinvested	72,720	68,942	769	1,771	30,789	25,641
Cost of shares redeemed	(22,728)	(75,714)	(2,136)	(65,500)	(129,179)	(33,794)
Net increase (decrease) in net assets resulting from capital shares transactions	69,992	78,911	28,480	(26,776)	(32,988)	45,803

Net Increase (Decrease) in net assets	(323,153)	168,257	20,733	(29,441)	(62,749)	79,573

Net Assets:
Beginning of year	639,892	471,635	53,747	83,188	761,827	682,254
End of year	$316,739	$639,892	$74,480	$53,747	$699,078	$761,827
Undistributed Net Investment Income (Loss)	$5,618	$4,384	$849	$68	$31,840	$11,652

Share Activity:
Shares issued	2,507	5,108	3,086	3,897	5,807	5,131
Shares issued-reinvested from distributions	4,659	4,640	81	184	2,798	2,444
Shares redeemed	(2,813)	(4,885)	(224)	(6,888)	(11,675)	(3,215)
Net increase (decrease) in shares outstanding	4,353	4,863	2,943	(2,807)	(3,070)	4,360

	Transamerica JPMorgan Mid Cap Value(a)		Transamerica Loomis Sayles Bond(a)		Transamerica Marsico International Growth(a)
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$2,796	$2,577	$40,626	$11,019	$6,690	$4,595
Net realized gain (loss)	(1,435)	13,309	5,644	38	(110,239)	62,840
Change in unrealized appreciation (depreciation)	(87,726)	11,119	(223,926)	5,416	(258,107)	94,494
Net increase (decrease) in net assets resulting from operations	(86,365)	27,005	(177,656)	16,473	(361,656)	161,929

Distributions to Shareholders:
From net investment income	(2,266)	(2,282)	(37,734)	(7,508)	(5,305)	(1,069)
From net realized gains	(13,316)	(10,392)	—	—	(62,587)	(75,189)

Capital Share Transactions:
Proceeds from shares sold	10,000	—	273,608	516,616	132,347	143,816
Dividends and distributions reinvested	15,582	12,674	37,734	7,508	67,892	76,258
Cost of shares redeemed	(46,524)	(1,532)	(31,833)	(19,840)	(114,662)	(106,633)
Net increase (decrease) in net assets resulting from capital shares transactions	(20,942)	11,142	279,509	504,284	85,577	113,441

Net Increase (Decrease) in net assets	(122,889)	25,473	64,119	513,249	(343,971)	199,112

Net Assets:
Beginning of year	270,661	245,188	513,249	—	627,738	428,626
End of year	$147,772	$270,661	$577,368	$513,249	$283,767	$627,738
Undistributed Net Investment Income (Loss)	$2,731	$2,209	$8,371	$3,662	$5,230	$4,343

Share Activity:
Shares issued	1,408	—	28,283	51,618	11,683	10,611
Shares issued-reinvested from distributions	1,389	1,104	3,970	755	4,846	6,189
Shares redeemed	(5,176)	(127)	(3,978)	(1,997)	(13,097)	(8,494)
Net increase (decrease) in shares outstanding	(2,379)	977	28,275	50,376	3,432	8,306

The notes to the financial statements are an integral part of this report.

	Transamerica Neuberger Berman International(a)		Transamerica Oppenheimer Developing Markets(a)		Transamerica Oppenheimer Small- & Mid-Cap Value(a)
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$10,066	$6,113	$8,340	$4,194	$604	$(1)
Net realized gain (loss)	(121,034)	46,135	47,480	52,796	(26,228)	12,932
Change in unrealized appreciation (depreciation)	(235,226)	47,697	(381,426)	166,835	(84,639)	10,851
Net increase (decrease) in net assets resulting from operations	(346,194)	99,945	(325,606)	223,825	(110,263)	23,782

Distributions to Shareholders:
From net investment income	(6,201)	(5,043)	(3,529)	(1,858)	(7)	(154)
From net realized gains	(46,627)	(23,361)	(53,093)	(12,445)	(13,315)	(1,527)

Capital Share Transactions:
Proceeds from shares sold	151,963	137,066	87,581	101,549	64,372	68,085
Dividends and distributions reinvested	52,828	28,404	56,622	14,303	13,322	1,681
Cost of shares redeemed	(94,276)	(100,519)	(118,563)	(12,893)	(9,349)	(640)
Net increase in net assets resulting from capital shares transactions	110,515	64,951	25,640	102,959	68,345	69,126

Net Increase (Decrease) in net assets	(288,507)	136,492	(356,588)	312,481	(55,240)	91,227

Net Assets:
Beginning of year	596,488	459,996	674,561	362,080	183,126	91,899
End of year	$307,981	$596,488	$317,973	$674,561	$127,886	$183,126
Undistributed Net Investment Income (Loss)	$8,208	$5,390	$6,339	$3,521	$474	$—

Share Activity:
Shares issued	15,789	10,926	7,542	7,548	6,551	5,401
Shares issued-reinvested from distributions	4,574	2,409	3,762	1,219	1,142	147
Shares redeemed	(12,637)	(8,500)	(12,028)	(972)	(1,297)	(51)
Net increase (decrease) in shares outstanding	7,726	4,835	(724)	7,795	6,396	5,497

	Transamerica Schroders International Small Cap(a)	Transamerica Third Avenue Value(a)		Transamerica Thornburg International Value(a)	Transamerica UBS Dynamic Alpha(a)
	Year Ended October 31, 2008	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,713	$5,406	$3,253	$(19)	$2,049	$1,666
Net realized gain (loss)	(7,358)	(20,981)	8,914	(1,861)	11,898	(8,010)
Change in unrealized appreciation (depreciation)	(67,816)	(232,767)	9,026	(18,341)	(37,163)	2,871
Net increase (decrease) in net assets resulting from operations	(73,461)	(248,342)	21,193	(20,221)	(23,216)	(3,473)

Distributions to Shareholders:
From net investment income	—	(9,916)	—	—	(2,297)	—
From net realized gains	—	(8,580)	—	—	—	—

Capital Share Transactions:
Proceeds from shares sold	184,350	126,924	674,117	100,000	20,811	242,143
Dividends and distributions reinvested	—	18,496	—	—	2,297	—
Cost of shares redeemed	(2,234)	(220,315)	(16,732)	(263)	(41,329)	(29,369)
Net increase (decrease) in net assets resulting from capital shares transactions	182,116	(74,895)	657,385	99,737	(18,221)	212,774

Net Increase (Decrease) in net assets	108,655	(341,733)	678,578	79,516	(43,734)	209,301

Net Assets:
Beginning of year	—	678,578	—	—	209,301	—
End of year	$108,655	$336,845	$678,578	$79,516	$165,567	$209,301
Undistributed (Accumulated) Net Investment Income (Loss)	$1,857	$(41)	$3,567	$—	$—	$1,994

Share Activity:
Shares issued	19,050	5,410	24,059	10,000	2,108	24,211
Shares issued-reinvested from distributions	—	693	—	—	237	—
Shares redeemed	(392)	(9,666)	(604)	(35)	(4,416)	(2,911)
Net increase (decrease) in shares outstanding	18,658	(3,563)	23,455	9,965	(2,071)	21,300

The notes to the financial statements are an integral part of this report.

	Transamerica UBS Large Cap Value(a)		Transamerica Van Kampen Emerging Markets Debt(a)		Transamerica Van Kampen Mid- Cap Growth(a)
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$15,032	$9,408	$20,607	$17,840	$242	$275
Net realized gain (loss)	(40,819)	10,038	(10,262)	15,056	(7,374)	8,483
Change in unrealized appreciation (depreciation)	(389,642)	50,757	(96,386)	(1,349)	(64,974)	21,206
Net increase (decrease) in net assets resulting from operations	(415,429)	70,203	(86,041)	31,547	(72,106)	29,964

Distributions to Shareholders:
From net investment income	(9,912)	(2,770)	(25,745)	(19,139)	(178)	(138)
From net realized gains	(10,449)	(7,826)	(10,119)	(3,843)	(7,668)	—

Capital Share Transactions:
Proceeds from shares sold	301,727	633,004	102,612	18,121	66,567	36,521
Dividends and distributions reinvested	20,361	10,596	35,864	22,982	7,846	138
Cost of shares redeemed	(65,223)	(49,067)	(13,549)	(158,066)	(21,700)	(16,197)
Net increase (decrease) in net assets resulting from capital shares transactions	256,865	594,533	124,927	(116,963)	52,713	20,462

Net Increase (Decrease) in net assets	(178,925)	654,140	3,022	(108,398)	(27,239)	50,288

Net Assets:
Beginning of year	880,922	226,782	317,328	425,726	125,380	75,092
End of year	$701,997	$880,922	$320,350	$317,328	$98,141	$125,380
Undistributed Net Investment Income (Loss)	$13,782	$8,682	$4,534	$6,495	$92	$52

Share Activity:
Shares issued	29,211	49,000	9,937	1,632	5,898	3,047
Shares issued-reinvested from distributions	1,602	839	3,504	2,100	627	13
Shares redeemed	(7,465)	(3,778)	(1,551)	(14,481)	(2,163)	(1,471)
Net increase (decrease) in shares outstanding	23,348	46,061	11,890	(10,749)	4,362	1,589

	Transamerica Van Kampen Small Company Growth(a)		Transamerica WMC Emerging Markets(a)
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,212	$266	$10
Net realized gain (loss)	(13,078)	17,924	(2,334)
Change in unrealized appreciation (depreciation)	(53,280)	11,276	(21,056)
Net increase (decrease) in net assets resulting from operations	(65,146)	29,466	(23,380)

Distributions to Shareholders:
From net investment income	(194)	—	—
From net realized gains	(17,774)	(11,508)	—

Capital Share Transactions:
Proceeds from shares sold	22,945	24,254	100,000
Dividends and distributions reinvested	17,968	11,508	—
Cost of shares redeemed	(84,932)	(167,022)	(493)
Net increase (decrease) in net assets resulting from capital shares transactions	(44,019)	(131,260)	99,507

Net Increase (Decrease) in net assets	(127,133)	(113,302)	76,127

Net Assets:
Beginning of year	188,347	301,649	—
End of year	$61,214	$188,347	$76,127
Undistributed Net Investment Income (Loss)	$1,203	$314	$—

Share Activity:
Shares issued	2,409	1,816	10,000
Shares issued-reinvested from distributions	1,533	898	—
Shares redeemed	(8,982)	(12,992)	(63)
Net increase (decrease) in shares outstanding	(5,040)	(10,278)	9,937

(a) For a listing of commencement dates for the above Funds, see Note 1.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For the years ended:

(all amounts in thousands)

Transamerica AllianceBernstein International Value(a)	Transamerica Bjurman, Barry Micro Emerging Growth(a)
October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2008	October 31, 2007	October 31, 2006

Net Asset Value
Beginning of year	$14.88	$12.35	$10.00	$12.51	$10.47	$10.00

Investment Operations
Net Investment income (loss)(b)	0.30	0.25	0.20	(0.04)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	(7.43)	2.65	2.16	(6.07)	2.11	0.49
Total from investment operations	(7.13)	2.90	2.36	(6.11)	2.04	0.47

Distributions
Net investment income	(0.21)	(0.15)	(0.01)	—	—	—
Net realized gains on investments	(0.93)	(0.22)	—	—	—	—
Total distributions	(1.14)	(0.37)	(0.01)	—	—	—

Net Asset Value
End of year	$6.61	$14.88	$12.35	$6.40	$12.51	$10.47

Total Return(d)	(51.72)%	23.99%	23.67	%(d)	(48.84)%	19.48%	4.70	%(d)

Net Assets End of Year	$248,337	$519,217	$376,531	$66,416	$92,126	$55,381

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.94%	0.93%	0.99	%(e)	1.12%	1.16	%(h)	1.25	%(e)
Before reimbursement/fee waiver	0.94%	0.93%	0.99	%(e)	1.12%	1.16	%(h)	1.38	%(e)
Net investment income (loss), to average net assets	2.71%	1.82%	1.91	%(e)	(0.44)%	(0.63)%	(0.69	)%(e)
Portfolio turnover rate	33%	36%	22	%(d)	45%	116%	14	%(d)

Transamerica BlackRock Global Allocation(a)	Transamerica BlackRock Large Cap Value(a)
October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2008	October 31, 2007	October 31, 2006

Net Asset Value
Beginning of year	$13.23	$11.23	$10.00	$13.08	$12.15	$10.47

Investment Operations
Net Investment income(b)	0.27	0.24	0.19	0.13	0.12	0.07
Net realized and unrealized gain (loss) on investments	(3.25)	2.15	1.06	(4.78)	1.27	1.64
Total from investment operations	(2.98)	2.39	1.25	(4.65)	1.39	1.71

Distributions
Net investment income	(0.35)	(0.20)	(0.02)	(0.09)	(0.09)	(0.03)
Net realized gains on investments	(0.58)	(0.19)	—	(0.73)	(0.37)	—
Total distributions	(0.93)	(0.39)	(0.02)	(0.82)	(0.46)	(0.03)

Net Asset Value
End of year	$9.32	$13.23	$11.23	$7.61	$13.08	$12.15

Total Return(c)	(24.23)%	21.95%	12.45	%(d)	(37.76)%	11.80%	16.36	%(d)

Net Assets End of Year	$377,781	$520,484	$490,941	$461,816	$610,135	$506,529

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.88%	0.85%	0.90	%(e)	0.83%	0.84%	0.84	%(e)
Before reimbursement/fee waiver	0.88%	0.85%	0.90	%(e)	0.83%	0.84%	0.84	%(e)
Net investment income, to average net assets	2.25%	2.04%	2.02	%(e)	1.21%	0.96%	0.62	%(e)
Portfolio turnover rate	49%	30%	31	%(d)	71%	69%	56	%(d)

The notes to the financial statements are an integral part of this report.

	Transamerica BlackRock Natural Resources(a)			Transamerica BNY Mellon Market Neutral Strategy(a)
	October 31, 2008	October 31, 2007		October 31, 2008		October 31, 2007

Net Asset Value
Beginning of year	$14.11	$10.00		$9.78		$10.00

Investment Operations
Net Investment income(b)	0.03	0.04		0.10		0.23
Net realized and unrealized gain (loss) on investments	(5.85)	4.07		0.20		(0.45)
Total from investment operations	(5.82)	4.11		0.30		(0.22)

Distributions
Net investment income	(0.03)	—		(0.57)		—
Net realized gains on investments	(0.15)	—		—		—
Total distributions	(0.18)	—		(0.57)		—

Net Asset Value
End of year	$8.11	$14.11		$9.51		$9.78

Total Return(c)	(41.77)%	41.10	%(d)	3.30%		(2.20	)%(d)

Net Assets End of Year	$87,252	$156,779		$121,348		$112,394

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.86%	0.89	%(e)	2.79	%(f)	3.05	%(e),(f)
Before reimbursement/fee waiver	0.86%	0.89	%(e)	2.79	%(f)	3.05	%(e),(f)
Net investment income, to average net assets	0.21%	0.39	%(e)	1.05	%(f)	2.77	%(e),(f)
Portfolio turnover rate	4%	7	%(d)	192%		119	%(d)

	Transamerica Evergreen International Small Cap(a)
	October 31, 2008	October 31, 2007		October 31, 2006		October 31, 2005

Net Asset Value	$18.82	$16.18		$12.71		$10.00
Beginning of year

Investment Operations	0.09	0.15		0.14		0.06
Net Investment income(b)	(8.51)	4.84		3.79		2.65
Net realized and unrealized gain (loss) on investments	(8.42)	4.99		3.93		2.71
Total from investment operations

Distributions	(0.13)	(0.12)		(0.03)		—
Net investment income	(2.01)	(2.23)		(0.43)		—
Net realized gains on investments	(2.14)	(2.35)		(0.46)		—
Total distributions

Net Asset Value	$8.26	$18.82		$16.18		$12.71
End of year
	(50.10)%	34.72%		31.68%		27.10	%(d)
Total Return(c)
	$316,739	$639,892		$471,635		$204,413
Net Assets End of Year

Ratio and Supplemental Data

Expenses to average net assets:	1.14%	1.13%		1.15%		1.22	%(e)
After reimbursement/fee waiver	1.14%	1.13%		1.15%		1.22	%(e)
Before reimbursement/fee waiver	0.63%	0.88%		0.94%		0.56	%(e)
Net investment income, to average net assets	120%	78%		89%		65	%(d)
Portfolio turnover rate

The notes to the financial statements are an integral part of this report.

	Transamerica Federated Market Opportunity(a)				Transamerica JPMorgan International Bond(a)
	October 31, 2008	October 31, 2007	October 31, 2006		October 31, 2008	October 31, 2007		October 31, 2006

Net Asset Value
Beginning of year	$9.33	$9.71	$10.00		$11.00	$10.51		$10.00

Investment Operations
Net Investment income(b)	0.11	0.24	0.27		0.29	0.28		0.22
Net realized and unrealized gain (loss) on investments	(0.77)	(0.34)	(0.30)		(0.29)	0.59		0.49
Total from investment operations	(0.66)	(0.10)	(0.03)		— (g)	0.87		0.71

Distributions
Net investment income	(0.11)	(0.28)	(0.26)		(0.44)	(0.38)		(0.20)
Total distributions	(0.11)	(0.28)	(0.26)		(0.44)	(0.38)		(0.20)

Net Asset Value
End of year	$8.56	$9.33	$9.71		$10.56	$11.00		$10.51

Total Return(c)	(7.16)%	(1.03)%	(0.35	)%(d)	(0.14)%	8.55%		7.12	%(d)

Net Assets End of Year	$74,480	$53,747	$83,188		$699,078	$761,827		$682,254

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.88%	0.93%	0.88	%(e)	0.61%	0.61%		0.64	%(e)
Before reimbursement/fee waiver	0.88%	0.93%	0.88	%(e)	0.61%	0.61%		0.64	%(e)
Net investment income, to average net assets	1.13%	2.49%	2.97	%(e)	2.55%	2.68%		2.34	%(e)
Portfolio turnover rate	195%	97%	72	%(d)	74%	86%		145	%(d)

	Transamerica JPMorgan Mid Cap Value(a)			Transamerica Loomis Sayles Bond(a)
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2008		October 31, 2007
Net Asset Value
Beginning of year	$12.32	$11.67	$10.09		$10.19	$10.00

Investment Operations
Net Investment income(b)	0.13	0.13	0.11		0.60	0.45
Net realized and unrealized gain (loss) on investments	(4.20)	1.13	1.57		(2.88)	(0.01)
Total from investment operations	(4.07)	1.26	1.68		(2.28)	0.44

Distributions
Net investment income	(0.10)	(0.11)	(0.05)		(0.57)	(0.25)
Net realized gains on investments	(0.61)	(0.50)	(0.05)		—	—
Total distributions	(0.71)	(0.61)	(0.10)		(0.57)	(0.25)

Net Asset Value
End of year	$7.54	$12.32	$11.67		$7.34	$10.19

Total Return(c)	(34.92)%	11.07%	16.71	%(d)	(23.56)%	4.50	%(d)

Net Assets End of Year	$147,772	$270,661	$245,188		$577,368	$513,249

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.87%	0.87%	0.88	%(e)	0.69%	0.73	%(e)
Before reimbursement/fee waiver	0.87%	0.87%	0.88	%(e)	0.69%	0.73	%(e)
Net investment income, to average net assets	1.22%	0.98%	1.10	%(e)	6.34%	5.42	%(e)
Portfolio turnover rate	45%	50%	46	%(d)	24%	18	%(d)

The notes to the financial statements are an integral part of this report.

	Transamerica Marsico International Growth(a)
	October 31, 2008	October 31, 2007	October 31, 2006		October 31, 2005

Net Asset Value
Beginning of year	$16.24	$14.12	$11.11		$10.00

Investment Operations
Net Investment income(b)	0.14	0.13	0.05		0.16
Net realized and unrealized gain (loss) on investments	(7.93)	4.46	3.17		0.99
Total from investment operations	(7.79)	4.59	3.22		1.15

Distributions
Net investment income	(0.13)	(0.03)	(0.12)		(0.04)
Net realized gains on investments	(1.58)	(2.44)	(0.09)		—
Total distributions	(1.71)	(2.47)	(0.21)		(0.04)

Net Asset Value
End of year	$6.74	$16.24	$14.12		$11.11

Total Return(c)	(53.42)%	38.11%	29.35%		11.49	%(d)

Net Assets End of Year	$283,767	$627,738	$428,626		$281,692

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	1.12%	1.13%	1.16%		1.18	%(e)
Before reimbursement/fee waiver	1.12%	1.13%	1.16%		1.18	%(e)
Net investment income, to average net assets	1.19%	0.99%	0.38%		1.52	%(e)
Portfolio turnover rate	122%	133%	129%		145	%(d)

	Transamerica Neuberger Berman International(a)				Transamerica Oppenheimer Developing Markets(a)
	October 31, 2008	October 31, 2007	October 31, 2006		October 31, 2008		October 31, 2007	October 31, 2006
Net Asset Value
Beginning of year	$13.55	$11.74	$10.00		$17.07		$11.41	$10.00

Investment Operations
Net Investment income(b)	0.19	0.15	0.12		0.19		0.12	0.09
Net realized and unrealized gain (loss) on investments	(6.63)	2.37	1.64		(7.65)		5.99	1.37
Total from investment operations	(6.44)	2.52	1.76		(7.46)		6.11	1.46

Distributions
Net investment income	(0.13)	(0.13)	(0.02)		(0.09)		(0.06)	(0.05)
Net realized gains on investments	(1.03)	(0.58)	—		(1.32)		(0.39)	—
Total distributions	(1.16)	(0.71)	(0.02)		(1.41)		(0.45)	(0.05)

Net Asset Value
End of year	$5.95	$13.55	$11.74		$8.20		$17.07	$11.41

Total Return(c)	(51.66)%	22.37%	17.61	%(d)	(47.48)%		55.27%	14.64	%(d)

Net Assets End of Year	$307,981	$596,488	$459,996		$317,973		$674,561	$362,080

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	1.06%	1.06%	1.07	%(e)	1.32%		1.34%	1.45	%(e)
Before reimbursement/fee waiver	1.06%	1.06%	1.07	%(e)	1.32%		1.34%	1.45	%(e)
Net investment income, to average net assets	1.87%	1.21%	1.21	%(e)	1.42%		0.87%	0.89	%(e)
Portfolio turnover rate	72%	57%	52	%(d)	67%		59%	77	%(d)

The notes to the financial statements are an integral part of this report.

	Transamerica Oppenheimer Small- & Mid-Cap Value(a)						Transamerica Schroders International SmallCap(a)		Transamerica Third Avenue Value(a)
	October31, 2008		October31, 2007		October31, 2006		October31, 2008		October31, 2008	October31, 2007
Net Asset Value
Beginning of year	$13.18		$10.94		$10.00		$10.00		$28.93	$28.01

Investment Operations
Net Investment income(b)	0.04		—		0.02		0.12		0.24	0.14
Net realized and unrealized gain (loss) on investments	(5.98)		2.44		0.92		(4.30)		(11.45)	0.78
Total from investment operations	(5.94)		2.44		0.94		(4.18)		(11.21)	0.92

Distributions
Net investment income	—	(g)	(0.02)		—		—		(0.42)	—
Net realized gains on investments	(0.94)		(0.18)		—		—		(0.37)	—
Total distributions	(0.94)		(0.20)		—		—		(0.79)	—

Net Asset Value
End of year	$6.30		$13.18		$10.94		$5.82		$16.93	$28.93

Total Return(c)	(48.36)%		22.57%		9.40	%(d)	(41.80	)%(d)	(39.75)%	3.28	%(d)

Net Assets End of Year	$127,886		$183,126		$91,899		$108,655		$336,845	$678,578

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	1.00%		1.03	%(i)	1.15	%(e)	1.27	%(e)	0.86%	0.86	%(e)
Before reimbursement/fee waiver	1.00%		1.03	%(i)	1.22	%(e)	1.30	%(e)	0.86%	0.86	%(e)
Net investment income, to average net assets	0.34%		—		0.74	%(e)	1.96	%(e)	1.00%	0.98	%(e)
Portfolio turnover rate	102%		118%		33	%(d)	14	%(d)	29%	11	%(d)

	Transamerica Thornburg International Value(a)		Transamerica UBS Dynamic Alpha(a)
	October31, 2008		October31, 2008		October31, 2007
Net Asset Value
Beginning of year	$10.00		$9.83		$10.00

Investment Operations
Net Investment income(b)	—	(g)	0.18		0.09
Net realized and unrealized loss on investments	(2.02)		(1.30)		(0.26)
Total from investment operations	(2.02)		(1.12)		(0.17)

Distributions
Net investment income	—		(0.11)		—
Total distributions	—		(0.11)		—

Net Asset Value
End of year	$7.98		$8.60		$9.83

Total Return(c)	(20.20	)%(d)	(11.55)%		(1.70	)%(d)

Net Assets End of Year	$79,516		$165,567		$209,382

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	1.35	%(e)	1.51%		1.51	%(e)
Before reimbursement/fee waiver	1.76	%(e)	1.51%		1.51	%(e)
Net investment income (loss), to average net assets	(0.18	)%(e)	1.81%		1.16	%(e)
Portfolio turnover rate(d)	5	%(d)	84%		45	%(d)

The notes to the financial statements are an integral part of this report.

		Transamerica UBS Large Cap Value(a)
	October31, 2008	October31, 2007	October31, 2006	October31, 2005
Net Asset Value
Beginning of year	$13.79	$12.73	$10.95	$10.00

Investment Operations
Net Investment income(b)	0.21	0.19	0.14	0.12
Net realized and unrealized gain (loss) on investments	(5.64)	1.36	1.92	0.84
Total from investment operations	(5.43)	1.55	2.06	0.96

Distributions
Net investment income	(0.15)	(0.13)	(0.10)	(0.01)
Net realized gains on investments	(0.16)	(0.36)	(0.18)	—
Total distributions	(0.31)	(0.49)	(0.28)	(0.01)

Net Asset Value
End of year	$8.05	$13.79	$12.73	$10.95

Total Return(c)	(40.19)%	12.48%	19.19%	9.60	%(d)

Net Assets End of Year	$701,997	$880,922	$226,782	$94,135

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.80%	0.81%	0.88%	0.92	%(e)
Before reimbursement/fee waiver	0.80%	0.81%	0.88%	0.92	%(e)
Net investment income, to average net assets	1.86%	1.41%	1.21%	1.14	%(e)
Portfolio turnover rate	47%	27%	32%	43	%(d)

	Transamerica VanKampen Emerging Markets Debt(a)
	October31, 2008	October31, 2007	October31, 2006	October31, 2005
Net Asset Value
Beginning of year	$11.23	$10.91	$10.45	$10.00

Investment Operations
Net Investment income(b)	0.61	0.59	0.55	0.49
Net realized and unrealized gain (loss) on investments	(2.72)	0.46	0.52	0.45
Total from investment operations	(2.11)	1.05	1.07	0.94

Distributions
Net investment income	(0.79)	(0.63)	(0.54)	(0.49)
Net realized gains on investments	(0.35)	(0.10)	(0.07)	—
Total distributions	(1.14)	(0.73)	(0.61)	(0.49)

Net Asset Value
End of year	$7.98	$11.23	$10.91	$10.45

Total Return(c)	(20.81)%	9.94%	10.61%	9.36	%(d)

Net Assets End of Year	$320,350	$317,328	$425,726	$136,022

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.98%	1.03%	1.03%	1.07	%(e)
Before reimbursement/fee waiver	0.98%	1.03%	1.03%	1.07	%(e)
Net investment income, to average net assets	5.92%	5.36%	5.24%	4.91	%(e)
Portfolio turnover rate	81%	79%	79%	67	%(d)

The notes to the financial statements are an integral part of this report.

	Transamerica Van Kampen Mid-Cap Growth(a)
	October31, 2008	October31, 2007	October31, 2006
Net Asset Value
Beginning of year	$14.16	$10.33	$10.00

Investment Operations
Net Investment income(b)	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments	(5.90)	3.81	0.32
Total from investment operations	(5.88)	3.85	0.33

Distributions
Net investment income	(0.02)	(0.02)	—
Net realized gains on investments	(0.84)	—	—
Total distributions	(0.86)	(0.02)	—

Net Asset Value
End of year	$7.42	$14.16	$10.33

Total Return(c)	(43.99)%	37.32%	3.30	%(d)

Net Assets End of Year	$98,141	$125,380	$75,092

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.87%	0.90%	0.92	%(e)
Before reimbursement/fee waiver	0.87%	0.90%	0.92	%(e)
Net investment income, to average net assets	0.19%	0.32%	0.11	%(e)
Portfolio turnover rate	40%	74%	50	%(d)

	Transamerica Van Kampen Small Company Growth(a)					Transamerica WMC Emerging Markets(a)
	October31, 2008	October31, 2007	October31, 2006	October31, 2005		October31, 2008
Net Asset Value
Beginning of year	$14.14	$12.78	$11.29	$10.00		$10.00

Investment Operations
Net Investment income (loss)(b)	0.10	0.02	(0.02)	0.01		—	(g)
Net realized and unrealized gain (loss) on investments	(5.50)	1.81	1.69	1.28		(2.34)
Total from investment operations	(5.40)	1.83	1.67	1.29		(2.34)

Distributions
Net investment income	(0.02)	—	(0.01)	—		—
Net realized gains on investments	(1.33)	(0.47)	(0.17)	—		—
Total distributions	(1.35)	(0.47)	(0.18)	—		—

Net Asset Value
End of year	$7.39	$14.14	$12.78	$11.29		$7.66

Total Return(c)	(41.72)%	14.75%	14.92%	12.80	%(d)	(23.40	%(d)

Net Assets End of Year	$61,214	$188,347	$301,649	$86,432		$76,127

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	1.02%	1.01%	1.01%	1.07	%(e)	1.40	%(e)
Before reimbursement/fee waiver	1.02%	1.01%	1.01%	1.07	%(e)	2.26	%(e)
Net investment income (loss), to average net assets	0.89%	0.13%	(0.19)%	0.06	%(e)	0.15	%(e)
Portfolio turnover rate	44%	71%	67%	75	%(d)	10	%(d)

The notes to the financial statements are an integral part of this report.

(a) For a listing of commencement dates for the above Funds, see Note 1.

(b) Calculation is based on average number of shares outstanding.

(c) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(d) Not annualized.

(e) Annualized.

(f) Includes dividends on securities sold short (representing 1.56% and 1.30% of Average Net Assets for 2007 and 2008, respectively).

(g) Rounds to less than $(0.01) or $0.01.

(h) Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% (see Note 2).

(i) Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.01% (see Note 2).

The notes to the financial statements are an integral part of this report.

NOTES TO FINANCIAL STATEMENTS

At October 31, 2008

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica AllianceBernstein International Value, Transamerica Bjurman, Barry Micro Emerging Growth, Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value, Transamerica BlackRock Natural Resources, Transamerica BNY Mellon Market Neutral Strategy, Transamerica Evergreen International Small Cap, Transamerica Federated Market Opportunity, Transamerica JPMorgan International Bond, Transamerica JPMorgan Mid Cap Value, Transamerica Loomis Sayles Bond, Transamerica Marsico International Growth, Transamerica Neuberger Berman International, Transamerica Oppenheimer Developing Markets, Transamerica Oppenheimer Small- & Mid-Cap Value, Transamerica Schroders International Small Cap, Transamerica Third Avenue Value, Transamerica Thornburg International Value, Transamerica UBS Dynamic Alpha, Transamerica UBS Large Cap Value, Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth, Transamerica Van Kampen Small Company Growth, and Transamerica WMC Emerging Markets (each a “Fund”, and collectively the “Funds”) are part of Transamerica Funds.

Effective March 1, 2008, Transamerica IDEX Mutual Funds changed its name to Transamerica Funds. Also effective on March 1, 2008, “TA IDEX” was removed from the beginning of each Fund name and replaced with “Transamerica”.

Fund	Commencement of Operations
Transamerica AllianceBernstein International Value	December 6, 2005
Transamerica Bjurman, Barry Micro Emerging Growth	August 1, 2006
Transamerica BlackRock Global Allocation	December 6, 2005
Transamerica BlackRock Large Cap Value	November 15, 2005
Transamerica BlackRock Natural Resources	January 3, 2007
Transamerica BNY Mellon Market Neutral Strategy	January 3, 2007
Transamerica Evergreen International Small Cap	November 8, 2004
Transamerica Federated Market Opportunity	December 6, 2005
Transamerica JPMorgan International Bond	December 6, 2005
Transamerica JPMorgan Mid Cap Value	November 15, 2005
Transamerica Loomis Sayles Bond	January 3, 2007
Transamerica Marsico International Growth	November 8, 2004
Transamerica Neuberger Berman International	December 6, 2005
Transamerica Oppenheimer Developing Markets	December 6, 2005
Transamerica Oppenheimer Small- & Mid-Cap Value	August 1, 2006
Transamerica Schroders International Small Cap	March 1, 2008
Transamerica Third Avenue Value	May 1, 2007
Transamerica Thornburg International Value	September 15, 2008
Transamerica UBS Dynamic Alpha	January 3, 2007
Transamerica UBS Large Cap Value	November 8, 2004
Transamerica Van Kampen Emerging Markets Debt	November 8, 2004
Transamerica Van Kampen Mid-Cap Growth	January 3, 2006
Transamerica Van Kampen Small Company Growth	November 8, 2004
Transamerica WMC Emerging Markets	September 30, 2008

Transamerica BlackRock Natural Resources, Transamerica JPMorgan International Bond, Transamerica Third Avenue Value, Transamerica UBS Dynamic Alpha, and Transamerica Van Kampen Emerging Markets Debt are “non-diversified” under the 1940 Act.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

This report should be read in conjunction with the Funds’ current prospectuses, which contain more complete information about the Funds.

In preparing the Funds’ financial statements in accordance with accounting  principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Class operations, income, and expenses: The Funds currently offer one class of shares, Class I shares, which are currently offered for investment primarily in certain affiliated asset allocation funds. Class I shares are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts, and eligible retirement plans whose record keepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act.

Security valuations: The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Foreign securities generally are valued based on quotations from the primary market in which they are traded.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Funds’ net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Funds may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee, under the supervision of the Funds’ Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee, under the supervision of the Funds’ Board of Trustees.

In September 2006, the Financial Accounting Standards Board (the “FASB”) issued its new Standard No. 157, “Fair Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted.

As of October 31, 2008, Management does not expect the adoption of FAS 157 to impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Short sales: Transamerica BNY Mellon Market Neutral Strategy and Transamerica UBS Dynamic Alpha may from time to time sell securities short.  In the event that the sub-advisers anticipate that the price of securities will decline, they may sell the securities short and borrow the same securities from a broker or other institution to complete the sale. The Funds will incur a profit or a loss, depending upon whether the market price of the securities decreases or increases between the date of the short sale and the date on which the Funds must replace the borrowed securities. All short sales will be fully collateralized.  Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short. Dividends paid by the issuers of the securities sold short are paid by the Funds to the lenders, recorded on the ex-date of the dividends and recorded as expenses on the Statements of Operations.

Cash overdraft: Throughout the year, the Funds may have a cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdrafts by a rate based on the federal funds rate.

Repurchase agreements:  The Funds are authorized to enter into repurchase agreements.  The Funds, through their custodian, State Street Bank & Trust Company (“State Street”), receive delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.

Recaptured commissions for the year ended October 31, 2008 are included in net realized gains in the Statements of Operations and are summarized as follows:

Fund	Commissions
Transamerica Bjurman, Barry Micro Emerging Growth	$60
Transamerica Evergreen International Small Cap	22
Transamerica Federated Market Opportunity	22
Transamerica JPMorgan Mid Cap Value	15
Transamerica Marsico International Growth	16
Transamerica Third Avenue Value	28
Transamerica UBS Dynamic Alpha	10
Transamerica UBS Large Cap Value	117
Transamerica Van Kampen Small Company Growth	20

Securities lending: The Funds may lend securities to qualified borrowers, with State Street acting as the Funds’ lending agent. The Funds earn negotiated lenders’ fees. The Funds receive cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Prime Portfolio.  The Funds monitor the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. The value of loaned securities and related collateral outstanding at October 31, 2008 is shown in the Schedule of Investments and also in the Statement of Assets and Liabilities.

Income from loaned securities on the Statements of Operations is net of fees earned by State Street for its services.

Real Estate Investment Trusts (“REITs”): There are certain additional risks involved in investing in REITs.  These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Loan participations/ assignments: The Funds may purchase participations/ assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan participations/ assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries. The Funds may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

specified in the loan agreements. In addition, the agent banksare normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the portfolios have direct recourse against the corporate borrowers, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Security transactions and investment income: Security transactions are recorded on the trade date.  Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend dates or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investments were acquired. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries.  Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward currency contracts at October 31, 2008 are listed in the Schedules of Investments.

Futures contracts: The Funds may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of open futures contracts at October 31, 2008 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities. Variation margin represents the additional payment due or excess deposits made in order to maintain the equity account at the required margin level.

Option contracts: The Funds may enter into option contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms. When a Fund writes a covered call or put option, an amount equal to the premium received by a Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2008 are listed in the Schedules of Investments.

Transactions in written options were as follows:

Transamerica BlackRock Global Allocation	Premium	Contracts *
Balance at October 31, 2007	$2,496	6,129
Sales	3,149	6,997
Closing Buys	(1,198)	(1,841)
Expirations	(1,445)	(4,701)
Exercised	(706)	(1,029)
Balance at October 31, 2008	$2,296	5,555

Transamerica Federated Market Opportunity	Premium	Contracts *
Balance at October 31, 2007	$—	—
Sales	1,347	840
Closing Buys	(1,175)	(540)
Expirations	—	—
Exercised	—	—
Balance at October 31, 2008	$172	300

* Contracts not in thousands.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

Swap agreements: The Funds may enter into swap agreements to manage their exposure to interest rates and credit risk. Interest rate swap agreements are between two counterparties where one stream of future interest payments is exchanged for another based on a notional amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The portfolios may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the portfolios owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and are amortized over the term of the swap agreement. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain or loss on the Statements of Operations.

Open swaps agreements at October 31, 2008 are listed in the Schedules of Investments.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend dates and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

TAM is the Funds’ investment adviser. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc. Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent.  Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Funds are also officers and/or directors of TAM, TFS, and TCI.

The following schedule reflects the percentage of the Funds that are owned by affiliated investment companies at October 31, 2008:

Transamerica AllianceBernstein International Value	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$5,026	2.02%
Transamerica Asset Allocation-Growth Portfolio	34,871	14.04
Transamerica Asset Allocation-Moderate Portfolio	17,083	6.88
Transamerica Asset Allocation-Moderate Growth Portfolio	41,223	16.60
Transamerica Multi-Manager International Portfolio	32,840	13.23
Transamerica Asset Allocation-Conservative VP	6,828	2.75
Transamerica Asset Allocation-Growth VP	12,386	4.99
Transamerica Asset Allocation-Moderate Growth VP	44,706	18.00
Transamerica Asset Allocation-Moderate VP	19,766	7.96
Transamerica International Moderate Growth VP	32,240	12.98
Total	$246,969	99.45%

Transamerica Bjurman, Barry Micro Emerging Growth	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$2,271	3.42%
Transamerica Asset Allocation-Growth Portfolio	13,238	19.93
Transamerica Asset Allocation-Moderate Portfolio	981	1.48
Transamerica Asset Allocation-Moderate Growth Portfolio	13,393	20.16
Transamerica Multi-Manager Alternative Strategies Portfolio	5,120	7.71
Transamerica Asset Allocation-Conservative VP	1,497	2.25
Transamerica Asset Allocation-Growth VP	5,390	8.12
Transamerica Asset Allocation-Moderate Growth VP	16,553	24.92
Transamerica Asset Allocation-Moderate VP	7,695	11.59
Total	$66,138	99.58%

Transamerica BlackRock Global Allocation	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$14,127	3.74%
Transamerica Asset Allocation-Growth Portfolio	47,261	12.51
Transamerica Asset Allocation-Moderate Portfolio	32,890	8.71
Transamerica Asset Allocation-Moderate Growth Portfolio	69,556	18.41
Transamerica Multi-Manager Alternative Strategies Portfolio	10,289	2.72
Transamerica Multi-Manager International Portfolio	16,125	4.27
Transamerica Asset Allocation-Conservative VP	16,939	4.48
Transamerica Asset Allocation-Growth VP	30,851	8.17
Transamerica Asset Allocation-Moderate Growth VP	110,966	29.37
Transamerica Asset Allocation-Moderate VP	27,282	7.22
Total	$376,286	99.60%

Transamerica BlackRock Large Cap Value	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$26,135	5.66%
Transamerica Asset Allocation-Growth Portfolio	176,221	38.16
Transamerica Asset Allocation-Moderate Portfolio	93,260	20.19
Transamerica Asset Allocation-Moderate Growth Portfolio	162,665	35.22
Total	$458,281	99.23%

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. (continued)

Transamerica BlackRock Natural Resources	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$6,797	7.79%
Transamerica Asset Allocation-Growth Portfolio	16,485	18.89
Transamerica Asset Allocation-Moderate Portfolio	11,003	12.61
Transamerica Asset Allocation-Moderate Growth Portfolio	28,711	32.91
Transamerica Multi-Manager Alternative Strategies Portfolio	13,145	15.06
Transamerica Asset Allocation-Growth VP	10,686	12.25
Total	$86,827	99.51%

Transamerica BNY Mellon Market Neutral Strategy	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$7,118	5.86%
Transamerica Asset Allocation-Growth Portfolio	20,220	16.66
Transamerica Asset Allocation-Moderate Portfolio	24,497	20.19
Transamerica Asset Allocation-Moderate Growth Portfolio	33,603	27.69
Transamerica Multi-Manager Alternative Strategies Portfolio	22,118	18.23
Transamerica Asset Allocation-Growth VP	13,724	11.31
Total	$121,280	99.94%

Transamerica Evergreen International Small Cap	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$6,889	2.18%
Transamerica Asset Allocation-Growth Portfolio	35,329	11.15
Transamerica Asset Allocation-Moderate Portfolio	18,422	5.82
Transamerica Asset Allocation-Moderate Growth Portfolio	80,131	25.30
Transamerica Multi-Manager Alternative Strategies Portfolio	1,524	0.48
Transamerica Multi-Manager International Portfolio	18,744	5.92
Transamerica Asset Allocation-Conservative VP	5,943	1.88
Transamerica Asset Allocation-Growth VP	36,699	11.59
Transamerica Asset Allocation-Moderate Growth VP	74,314	23.46
Transamerica Asset Allocation-Moderate VP	25,099	7.92
Transamerica International Moderate Growth VP	13,254	4.18
Total	$316,348	99.88%

Transamerica Federated Market Opportunity	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$7,657	10.28%
Transamerica Asset Allocation-Growth Portfolio	10,678	14.34
Transamerica Asset Allocation-Moderate Portfolio	15,615	20.97
Transamerica Asset Allocation-Moderate Growth Portfolio	19,299	25.91
Transamerica Multi-Manager Alternative Strategies Portfolio	20,625	27.69
Total	$73,874	99.19%

Transamerica JPMorgan International Bond	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$60,221	8.61%
Transamerica Asset Allocation-Moderate Portfolio	129,770	18.56
Transamerica Asset Allocation-Moderate Growth Portfolio	111,619	15.97
Transamerica Multi-Manager Alternative Strategies Portfolio	26,281	3.76
Transamerica Asset Allocation-Conservative VP	85,232	12.19
Transamerica Asset Allocation-Moderate Growth VP	133,624	19.12
Transamerica Asset Allocation-Moderate VP	149,311	21.36
Total	$696,058	99.57%

Transamerica JPMorgan Mid Cap Value	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$7,106	4.81%
Transamerica Asset Allocation-Growth Portfolio	43,157	29.20
Transamerica Asset Allocation-Moderate Portfolio	15,044	10.18
Transamerica Asset Allocation-Moderate Growth Portfolio	82,468	55.81
Total	$147,775	100.00%

Transamerica Loomis Sayles Bond	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$51,705	8.95%
Transamerica Asset Allocation-Moderate Portfolio	100,936	17.48
Transamerica Asset Allocation-Moderate Growth Portfolio	51,488	8.92
Transamerica Multi-Manager Alternative Strategies Portfolio	31,587	5.47
Transamerica Asset Allocation-Conservative VP	72,238	12.51
Transamerica Asset Allocation-Moderate Growth VP	120,840	20.93
Transamerica Asset Allocation-Moderate VP	132,268	22.91
Transamerica International Moderate Growth VP	13,562	2.35
Total	$574,624	99.52%

Transamerica Marsico International Growth	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$5,697	2.01%
Transamerica Asset Allocation-Growth Portfolio	52,622	18.55
Transamerica Asset Allocation-Moderate Portfolio	10,082	3.55
Transamerica Asset Allocation-Moderate Growth Portfolio	46,207	16.28
Transamerica Multi-Manager International Portfolio	23,555	8.30
Transamerica Asset Allocation-Conservative VP	7,119	2.51
Transamerica Asset Allocation-Growth VP	25,715	9.06
Transamerica Asset Allocation-Moderate Growth VP	63,094	22.24
Transamerica Asset Allocation-Moderate VP	26,054	9.18
Transamerica International Moderate Growth VP	22,257	7.84
Total	$282,402	99.52%

Transamerica Neuberger Berman International	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$5,192	1.69%
Transamerica Asset Allocation-Growth Portfolio	33,696	10.94
Transamerica Asset Allocation-Moderate Portfolio	23,045	7.48
Transamerica Asset Allocation-Moderate Growth Portfolio	69,254	22.49
Transamerica Multi-Manager International Portfolio	24,375	7.91
Transamerica Asset Allocation-Conservative VP	7,386	2.40
Transamerica Asset Allocation-Growth VP	27,918	9.06
Transamerica Asset Allocation-Moderate Growth VP	71,441	23.20
Transamerica Asset Allocation-Moderate VP	21,443	6.96
Transamerica International Moderate Growth VP	22,693	7.37
Total	$306,443	99.50%

Transamerica Oppenheimer Developing Markets	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$8,295	2.61%
Transamerica Asset Allocation-Growth Portfolio	73,614	23.15
Transamerica Asset Allocation-Moderate Portfolio	14,784	4.65
Transamerica Asset Allocation-Moderate Growth Portfolio	34,785	10.94
Transamerica Multi-Manager Alternative Strategies Portfolio	3,916	1.23
Transamerica Multi-Manager International Portfolio	23,747	7.47

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. (continued)

Transamerica Asset Allocation-Conservative VP	$10,718	3.37%
Transamerica Asset Allocation-Growth VP	33,813	10.63
Transamerica Asset Allocation-Moderate Growth VP	74,738	23.50
Transamerica Asset Allocation-Moderate VP	33,881	10.66
Transamerica International Moderate Growth VP	4,549	1.43
Total	$316,840	99.64%

Transamerica Oppenheimer Small- & Mid-Cap Value	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$4,111	3.22%
Transamerica Asset Allocation-Growth Portfolio	16,144	12.63
Transamerica Asset Allocation-Moderate Portfolio	8,508	6.65
Transamerica Asset Allocation-Moderate Growth Portfolio	30,822	24.10
Transamerica Asset Allocation-Conservative VP	6,450	5.04
Transamerica Asset Allocation-Growth VP	8,159	6.38
Transamerica Asset Allocation-Moderate Growth VP	40,670	31.80
Transamerica Asset Allocation-Moderate VP	12,110	9.47
Total	$126,974	99.29%

Transamerica Schroders International Small Cap	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$3,478	3.20%
Transamerica Asset Allocation-Growth Portfolio	5,513	5.07
Transamerica Asset Allocation-Moderate Portfolio	13,634	12.55
Transamerica Asset Allocation-Moderate Growth Portfolio	6,991	6.43
Transamerica Multi-Manager Alternative Strategies Portfolio	4,525	4.16
Transamerica Multi-Manager International Portfolio	22,033	20.28
Transamerica Asset Allocation-Conservative VP	12,008	11.05
Transamerica Asset Allocation-Growth VP	1,344	1.24
Transamerica Asset Allocation-Moderate Growth VP	10,502	9.67
Transamerica Asset Allocation-Moderate VP	11,032	10.15
Transamerica International Moderate Growth VP	16,035	14.76
Total	$107,095	98.56%

Transamerica Third Avenue Value	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$8,439	2.51%
Transamerica Asset Allocation-Growth Portfolio	25,614	7.60
Transamerica Asset Allocation-Moderate Portfolio	8,848	2.63
Transamerica Asset Allocation-Moderate Growth Portfolio	49,528	14.70
Transamerica Asset Allocation-Conservative VP	13,544	4.02
Transamerica Asset Allocation-Growth VP	47,747	14.17
Transamerica Asset Allocation-Moderate Growth VP	121,997	36.22
Transamerica Asset Allocation-Moderate VP	59,473	17.66
Total	$335,190	99.51%

Transamerica Thornburg International Value	Net Assets	% of Net Assets
Transamerica Asset Allocation-Growth Portfolio	1,253	1.57
Transamerica Asset Allocation-Moderate Growth Portfolio	5,011	6.30
Transamerica Multi-Manager International Portfolio	45,204	56.85
Transamerica Asset Allocation-Moderate Growth VP	6,264	7.88
Transamerica International Moderate Growth VP	21,784	27.40
Total	$79,516	100.00%

Transamerica UBS Dynamic Alpha	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$7,489	4.52%
Transamerica Asset Allocation-Growth Portfolio	16,336	9.87
Transamerica Asset Allocation-Moderate Portfolio	33,892	20.47
Transamerica Asset Allocation-Moderate Growth Portfolio	66,264	40.02
Transamerica Multi-Manager Alternative Strategies Portfolio	22,572	13.63
Transamerica Asset Allocation-Growth VP	18,734	11.32
Total	$165,287	99.83%

Transamerica UBS Large Cap Value	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$14,541	2.07%
Transamerica Asset Allocation-Growth Portfolio	149,797	21.34
Transamerica Asset Allocation-Moderate Portfolio	66,748	9.51
Transamerica Asset Allocation-Moderate Growth Portfolio	133,455	19.01
Transamerica Asset Allocation-Conservative VP	23,185	3.30
Transamerica Asset Allocation-Growth VP	65,341	9.31
Transamerica Asset Allocation-Moderate Growth VP	172,233	24.53
Transamerica Asset Allocation-Moderate VP	74,168	10.57
Total	$699,468	99.64%

Transamerica Van Kampen Emerging Markets Debt	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$28,490	8.90%
Transamerica Asset Allocation-Moderate Portfolio	42,983	13.42
Transamerica Asset Allocation-Moderate Growth Portfolio	52,467	16.39
Transamerica Asset Allocation-Conservative VP	42,769	13.36
Transamerica Asset Allocation-Moderate Growth VP	72,636	22.68
Transamerica Asset Allocation-Moderate VP	79,458	24.81
Total	$318,803	99.56%

Transamerica Van Kampen Mid-Cap Growth	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$3,592	3.66%
Transamerica Asset Allocation-Growth Portfolio	27,726	28.25
Transamerica Asset Allocation-Moderate Portfolio	8,402	8.56
Transamerica Asset Allocation-Moderate Growth Portfolio	31,020	31.61
Transamerica Asset Allocation-Conservative VP	2,814	2.87
Transamerica Asset Allocation-Growth VP	1,659	1.69
Transamerica Asset Allocation-Moderate Growth VP	16,800	17.12
Transamerica Asset Allocation-Moderate VP	5,520	5.62
Total	$97,533	99.38%

Transamerica Van Kampen Small Company Growth	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$1,747	2.85%
Transamerica Asset Allocation-Growth Portfolio	16,429	26.84
Transamerica Asset Allocation-Moderate Portfolio	4,133	6.75
Transamerica Asset Allocation-Moderate Growth Portfolio	8,126	13.27
Transamerica Asset Allocation-Conservative VP	813	1.33
Transamerica Asset Allocation-Growth VP	7,869	12.86
Transamerica Asset Allocation-Moderate Growth VP	18,274	29.85
Transamerica Asset Allocation-Moderate VP	3,517	5.75
Total	$60,908	99.50%

Transamerica WMC Emerging Markets	Net Assets	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$2,297	3.02%
Transamerica Asset Allocation-Growth Portfolio	1,532	2.01
Transamerica Asset Allocation-Moderate Portfolio	15,315	20.12

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. (continued)

Transamerica Asset Allocation-Moderate Growth Portfolio	9,189	12.07
Transamerica Multi-Manager International Portfolio	17,511	23.00
Transamerica Asset Allocation-Conservative VP	1,509	1.99
Transamerica Asset Allocation-Growth VP	1,531	2.01
Transamerica Asset Allocation-Moderate Growth VP	13,018	17.10
Transamerica Asset Allocation-Moderate VP	14,192	18.64
Total	$76,094	99.96%

Investment advisory fees:  The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica AllianceBernstein International Value
First $200 million	0.88%
Over $200 million up to $500 million	0.81%
Over $500 million	0.77%
Transamerica Bjurman, Barry Micro Emerging Growth
First $250 million	1.05%
Over $250 million up to $500 million	1.00%
Over $500 million	0.975%
Transamerica BlackRock Global Allocation
First $100 million	0.80%
Over $100 million	0.72%
Transamerica BlackRock Large Cap Value
First $250 million	0.80%
Over $250 million up to $750 million	0.775%
Over $750 million	0.75%
Transamerica BlackRock Natural Resources
First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million	0.75%
Transamerica BNY Mellon Market Neutral Strategy
ANA	1.40%
Transamerica Evergreen International Small Cap
First $250 million	1.07%
Over $250 million	1.00%
Transamerica Federated Market Opportunity
First $30 million	0.85%
Over $30 million up to $50 million	0.80%
Over $50 million up to $500 million	0.70%
Over $500 million up to $750 million	0.675%
Over $750 million	0.65%
Transamerica JPMorgan International Bond
First $100 million	0.55%
Over $100 million up to $250 million	0.52%
Over $250 million up to $500 million	0.51%
Over $500 million up to $1 billion	0.50%
Over $1 billion	0.47%
Transamerica JPMorgan Mid Cap Value
First $100 million	0.85%
Over $100 million	0.80%
Transamerica Loomis Sayles Bond
First $200 million	0.675%
Over $200 million up to $750 million	0.625%
Over $750 million	0.60%
Transamerica Marsico International Growth
First $300 million	1.05%
Over $300 million up to $400 million	1.01%
Over $400 million up to $1 billion	0.96%
Over $1 billion	0.91%
Transamerica Neuberger Berman International
First $100 million	1.00%
Over $100 million	0.95%
Transamerica Oppenheimer Developing Markets
First $50 million	1.20%
Over $50 million up to $200 million	1.15%
Over $200 million up to $500 million	1.10%
Over $500 million	1.05%
Transamerica Oppenheimer Small- & Mid-Cap Value
First $100 million	0.95%
Over $100 million up to $250 million	0.90%
Over $250 million up to $500 million	0.85%
Over $500 million	0.825%
Transamerica Schroders International Small Cap
First $300 million	1.07%
Over $300 million	1.00%
Transamerica Third Avenue Value
ANA	0.80%
Transamerica Thornburg International Value
First $100 million	1.10%
Over $100 million up to $300 million	1.00%
Over $300 million	0.95%
Transamerica UBS Dynamic Alpha
First $150 million	1.40%
Over $150 million up to $300 million	1.30%
Over $300 million	1.20%
Transamerica UBS Large Cap Value
First $200 million	0.82%
Over $200 million up to $400 million	0.76%
Over $400 million up to $750 million	0.74%
Over $750 billion up to $1 billion	0.71%
Over $1 billion up to $1.5 billion	0.67%
Over $1.5 billion	0.62%
Transamerica Van Kampen Emerging Markets Debt
First $250 million	0.95%
Over $250 million up to $500 million	0.85%
Over $500 million	0.80%
Transamerica Van Kampen Mid-Cap Growth
First $1 billion	0.80%
Over $1 billion	0.775%
Transamerica Van Kampen Small Company Growth
First $500 million	0.95%
Over $500 million	0.85%
Transamerica WMC Emerging Markets
First $300 million	1.15%
Over $300 million	1.10%

TAM has contractually agreed to waive its advisory fee and will reimburse each Fund to the extent that operating expenses, excluding dividend expense on short sales, exceed the following stated annual limit:

Fund	Expense Limit
Transamerica AllianceBernstein International Value *	1.13%
Transamerica Bjurman, Barry Micro Emerging Growth	1.25
Transamerica BlackRock Global Allocation *	1.00
Transamerica BlackRock Large Cap Value	1.00
Transamerica BlackRock Natural Resources	1.00
Transamerica BNY Mellon Market Neutral Strategy	1.65
Transamerica Evergreen International Small Cap	1.32
Transamerica Federated Market Opportunity *	1.05
Transamerica JPMorgan International Bond *	0.75
Transamerica JPMorgan Mid Cap Value	1.05
Transamerica Loomis Sayles Bond	0.88
Transamerica Marsico International Growth	1.31
Transamerica Neuberger Berman International *	1.25
Transamerica Oppenheimer Developing Markets *	1.45
Transamerica Oppenheimer Small- & Mid-Cap Value	1.15
Transamerica Schroders International Small Cap	1.27
Transamerica Third Avenue Value	1.00
Transamerica Thornburg International Value	1.35
Transamerica UBS Dynamic Alpha	1.65
Transamerica UBS Large Cap Value	1.02
Transamerica Van Kampen Emerging Markets Debt	1.15
Transamerica Van Kampen Mid-Cap Growth *	1.00
Transamerica Van Kampen Small Company Growth	1.15
Transamerica WMC Emerging Markets	1.40

*The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Funds may be required to pay the adviser a portion or all of the reimbursed expenses.

There were no amounts recaptured at October 31, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. (continued)

The following amounts are available for recapture at October 31, 2008:

Transamerica Schroders International Small Cap	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2008:	$26	10/31/2011

Transamerica Thornburg International Value	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2008:	$45	10/31/2011

Transamerica WMC Emerging Markets	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2008:	$56	10/31/2011

Administrative services: The Funds have entered into agreements with TFS for financial and legal fund administration services.  The Funds pay TFS an annual fee of 0.02% of ANA.  The Legal fees on the Statements of Operations are fees paid to external legal counsel.

Transfer agent fees: The Funds pay TFS an annual per-account charge for each open and closed account. For the year ended October 31, 2008, the Funds paid TFS amounts that round to less than $1.

Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by Transamerica Funds. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund

Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica Funds. The pro rata liability to the Funds of all deferred fees in the Plan as of October 31, 2008, amounted to the following:

Fund	Deferred Fees
Transamerica AllianceBernstein International Value	$15
Transamerica Bjurman, Barry Micro Emerging Growth	3
Transamerica BlackRock Global Allocation	16
Transamerica BlackRock Large Cap Value	19
Transamerica BlackRock Natural Resources	5
Transamerica BNY Mellon Market Neutral Strategy	4
Transamerica Evergreen International Small Cap	17
Transamerica Federated Market Opportunity	2
Transamerica JPMorgan International Bond	27
Transamerica JPMorgan Mid Cap Value	8
Transamerica Loomis Sayles Bond	21
Transamerica Marsico International Growth	19
Transamerica Neuberger Berman International	18
Transamerica Oppenheimer Developing Markets	20
Transamerica Oppenheimer Small- & Mid-Cap Value	6
Transamerica Schroders International Small Cap	4
Transamerica Third Avenue Value	18
Transamerica Thornburg International Value	3
Transamerica UBS Dynamic Alpha	7
Transamerica UBS Large Cap Value	27
Transamerica Van Kampen Emerging Markets Debt	12
Transamerica Van Kampen Mid-Cap Growth	4
Transamerica Van Kampen Small Company Growth	4
Transamerica WMC Emerging Markets	3

Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica Funds upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts shall be accrued by Transamerica Funds on a pro rata basis allocable to each Transamerica Fund based on the relative assets of the Fund.  If retainers increase in the future, past accruals (and credits) will be adjusted upwards so that 50% of the Trustee’s current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary).  Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

At October 31, 2008, the Fund’s Liability related to the Emeritus Plan were as follows:

Fund	Emeritus Fees
Transamerica AllianceBernstein International Value	$3.
Transamerica BlackRock Global Allocation	4
Transamerica BlackRock Large Cap Value	6
Transamerica Evergreen International Small Cap	5
Transamerica Federated Market Opportunity	1
Transamerica JPMorgan International Bond	5
Transamerica JPMorgan Mid Cap Value	3
Transamerica Marsico International Growth	5
Transamerica Neuberger Berman International	5
Transamerica Oppenheimer Developing Markets	4
Transamerica Oppenheimer Small- & Mid-Cap Value	1
Transamerica UBS Large Cap Value	3
Transamerica Van Kampen Emerging Markets Debt	5
Transamerica Van Kampen Mid-Cap Growth	1
Transamerica Van Kampen Small Company Growth	4

Amounts deferred and accrued under the Emeritus Plan are unfunded and unsecured claims against the general assets of Transamerica Funds.

The Emeritus Plan was terminated effective October 30, 2007. Upon the termination, the Funds shall continue to pay any remaining benefits in accordance with the Plan, but no further compensation shall accrue under the Plan.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the year ended October 31, 2008 were as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 2. (continued)

Fund	Brokerage Commissions
Transamerica BlackRock Global Allocation	$6
Transamerica BlackRock Natural Resources	2
Transamerica Neuberger Berman International	42
Transamerica Third Avenue Value	246
Transamerica UBS Dynamic Alpha	10
Transamerica UBS Large Cap Value	17
Transamerica Van Kampen Mid-Cap Growth	4

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2008 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica AllianceBernstein International Value	$194,413	$—	$151,078	$—
Transamerica Bjurman, Barry Micro Emerging Growth	68,793	—	39,818	—
Transamerica BlackRock Global Allocation	263,395	4,956	230,328	28,459
Transamerica BlackRock Large Cap Value	530,889	—	408,465	—
Transamerica BlackRock Natural Resources	9,026	—	6,616	—
Transamerica BNY Mellon Market Neutral Strategy	483,334	—	447,037	—
Transamerica Evergreen International Small Cap	617,692	—	616,494	—
Transamerica Federated Market Opportunity	121,499	—	77,195	—
Transamerica JPMorgan International Bond	568,746	—	577,440	—
Transamerica JPMorgan Mid Cap Value	104,150	—	132,025	—
Transamerica Loomis Sayles Bond	361,462	—	90,045	55,316
Transamerica Marsico International Growth	679,681	—	664,510	—
Transamerica Neuberger Berman International	445,254	—	372,548	—
Transamerica Oppenheimer Developing Markets	397,218	—	379,653	—
Transamerica Oppenheimer Small- & Mid-Cap Value	241,125	—	182,949	—
Transamerica Schroders International Small Cap	200,931	—	18,341	—
Transamerica Third Avenue Value	148,305	—	191,663	—
Transamerica Thornburg International Value	98,616	—	4,215	—
Transamerica UBS Dynamic Alpha	180,533	—	164,131	—
Transamerica UBS Large Cap Value	650,597	—	385,222	—
Transamerica Van Kampen Emerging Markets Debt	363,755	—	273,926	—
Transamerica Van Kampen Mid-Cap Growth	97,686	—	51,584	—
Transamerica Van Kampen Small Company Growth	60,123	—	112,471	—
Transamerica WMC Emerging Markets	105,958	—	7,415	—

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Management has evaluated the Funds tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Funds financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses REITS, PFICS, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Transamerica AllianceBernstein International Value	$—	$(157)	$157
Transamerica Bjurman, Barry Micro Emerging Growth	(361)	365	(4)
Transamerica BlackRock Global Allocation	(3)	12,391	(12,388)
Transamerica BlackRock Large Cap Value	—	(30)	30
Transamerica BlackRock Natural Resources	(1)	(6)	7
Transamerica BNY Mellon Market Neutral Strategy	(2,712)	2,724	(12)
Transamerica Evergreen International Small Cap	—	2,399	(2,399)
Transamerica Federated Market Opportunity	(11)	749	(738)
Transamerica JPMorgan International Bond	—	30,499	(30,499)
Transamerica JPMorgan Mid Cap Value	57	(8)	(49)
Transamerica Loomis Sayles Bond	—	1,817	(1,817)
Transamerica Marsico International Growth	—	(498)	498
Transamerica Neuberger Berman International	—	(1,047)	1,047
Transamerica Oppenheimer Developing Markets	—	(1,993)	1,993
Transamerica Oppenheimer Small- & Mid-Cap Value	—	(123)	123
Transamerica Schroders International Small Cap	—	144	(144)
Transamerica Third Avenue Value	(817)	902	(85)
Transamerica Thornburg International Value	(450)	19	431
Transamerica UBS Dynamic Alpha	—	(1,746)	1,746

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 4. (continued)

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Transamerica UBS Large Cap Value	$—	$(20)	$20
Transamerica Van Kampen Emerging Markets Debt	—	3,177	(3,177)
Transamerica Van Kampen Mid-Cap Growth	—	(24)	24
Transamerica Van Kampen Small Company Growth	—	(129)	129
Transamerica WMC Emerging Markets	(449)	(10)	459

The capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have capital loss carryforwards.

Fund	Capital Loss Carryforwards	Available Through
Transamerica AllianceBernstein International Value	$38,050	October 31, 2016
Transamerica Bjurman, Barry Micro Emerging Growth	804	October 31, 2014
Transamerica Bjurman, Barry Micro Emerging Growth	2,870	October 31, 2015
Transamerica Bjurman, Barry Micro Emerging Growth	15,217	October 31, 2016
Transamerica BlackRock Large Cap Value	47,778	October 31, 2016
Transamerica BNY Mellon Market Neutral Strategy	1,569	October 31, 2016
Transamerica Evergreen International Small Cap	79,023	October 31, 2016
Transamerica Marsico International Growth	90,412	October 31, 2016
Transamerica Neuberger Berman International	110,404	October 31, 2016
Transamerica Oppenheimer Small- & Mid-Cap Value	21,464	October 31, 2016
Transamerica Schroders International Small Cap	7,464	October 31, 2016
Transamerica Third Avenue Value	21,046	October 31, 2016
Transamerica UBS Large Cap Value	27,348	October 31, 2016
Transamerica Van Kampen Emerging Markets Debt	9,789	October 31, 2016
Transamerica Van Kampen Mid-Cap Growth	7,046	October 31, 2016
Transamerica Van Kampen Small Company Growth	12,710	October 31, 2016
Transamerica WMC Emerging Markets	1,500	October 31, 2016

The capital loss carryforwards utilized during the year ended October 31, 2008 were as follows:

Fund	Capital Loss Carryforwards Utilized During the Year Ended October 31, 2008
Transamerica BNY Mellon Market Neutral Strategy	$1,345
Transamerica Federated Market Opportunity	6,244
Transamerica JPMorgan International Bond	7,625
Transamerica Loomis Sayles Bond	98
Transamerica UBS Dynamic Alpha	15,823

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to the short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2007 and 2008 was as follows:

	Distributions Paid From: 2007		Distributions Paid From: 2008
	Ordinary income	Long-term Capital Gain	Ordinary income	Long-term Capital Gain
Transamerica AllianceBernstein International Value	$11,180	$373	$15,225	$25,977
Transamerica BlackRock Global Allocation	16,525	674	19,536	17,158
Transamerica BlackRock Large Cap Value	5,144	14,444	4,505	34,018
Transamerica BlackRock Natural Resources	—	—	2,002	3
Transamerica BNY Mellon Market Neutral Strategy	—	—	6,638	—
Transamerica Evergreen International Small Cap	27,958	40,985	24,066	48,654
Transamerica Federated Market Opportunity	1,771	—	769	—
Transamerica JPMorgan International Bond	25,641	—	30,789	—
Transamerica JPMorgan Mid Cap Value	8,551	4,123	2,266	13,316
Transamerica Loomis Sayles Bond	7,508	—	37,734	—
Transamerica Marsico International Growth	54,846	21,412	22,277	45,615
Transamerica Neuberger Berman International	28,404	—	10,894	41,934
Transamerica Oppenheimer Developing Markets	14,303	—	15,326	41,296
Transamerica Oppenheimer Small- & Mid-Cap Value	1,681	—	8,817	4,505
Transamerica Third Avenue Value	—	—	18,496	—
Transamerica UBS Dynamic Alpha	—	—	2,297	—
Transamerica UBS Large Cap Value	2,850	7,746	11,155	9,206
Transamerica Van Kampen Emerging Markets Debt	21,767	1,215	28,919	6,945
Transamerica Van Kampen Mid-Cap Growth	138	—	3,386	4,460
Transamerica Van Kampen Small Company Growth	6,744	4,764	2,169	15,799

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008

(all amounts in thousands)

NOTE 4. (continued)

The tax basis components of distributable earnings as of October 31, 2008 were as follows:

Fund	Undistributed Ordinary income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)*
Transamerica AllianceBernstein International Value	$12,245	$—	$(38,050)	$—	$(185,008)
Transamerica Bjurman, Barry Micro Emerging Growth	—	—	(18,891)	—	(18,302)
Transamerica BlackRock Global Allocation	23,074	19,361	—	—	(86,543)
Transamerica BlackRock Large Cap Value	6,241	—	(47,778)	—	(128,951)
Transamerica BlackRock Natural Resources	332	—	—	—	(22,140)
Transamerica BNY Mellon Market Neutral Strategy	—	—	(1,569)	—	(1,122)
Transamerica Evergreen International Small Cap	5,617	—	(79,023)	—	(93,211)
Transamerica Federated Market Opportunity	1,705	2,171	—	—	(16,750)
Transamerica JPMorgan International Bond	31,840	6,154	—	—	(18,817)
Transamerica JPMorgan Mid Cap Value	2,731	1,065	—	—	(54,136)
Transamerica Loomis Sayles Bond	12,308	1,282	—	—	(220,015)
Transamerica Marsico International Growth	5,232	—	(90,412)	—	(133,522)
Transamerica Neuberger Berman International	8,208	—	(110,404)	—	(160,647)
Transamerica Oppenheimer Developing Markets	6,339	57,434	—	—	(196,225)
Transamerica Oppenheimer Small- & Mid-Cap Value	474	—	(21,464)	—	(72,869)
Transamerica Schroders International Small Cap	1,861	—	(7,464)	—	(67,858)
Transamerica Third Avenue Value	—	—	(21,046)	—	(223,782)
Transamerica Thornburg International Value	—	635	—	—	(20,406)
Transamerica UBS Dynamic Alpha	12,553	29,768	—	—	(71,307)
Transamerica UBS Large Cap Value	13,782	—	(27,348)	—	(321,933)
Transamerica Van Kampen Emerging Markets Debt	4,870	—	(9,789)	(14)	(87,597)
Transamerica Van Kampen Mid-Cap Growth	92	—	(7,046)	—	(42,808)
Transamerica Van Kampen Small Company Growth	1,203	—	(12,710)	—	(19,437)
Transamerica WMC Emerging Markets	$—	$—	$(1,500)	$—	$(21,431)

* Amounts include unrealized gain/loss from foreign currency and derivative instruments, if applicable.

NOTE 5. ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued its new Standard No. 161, “Disclosure About Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica AllianceBernstein International Value, Transamerica Bjurman, Barry Micro Emerging Growth, Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value, Transamerica BlackRock Natural Resources, Transamerica BNY Mellon Market Neutral Strategy, Transamerica Evergreen International Small Cap, Transamerica Federated Market Opportunity, Transamerica JPMorgan International Bond, Transamerica JPMorgan Mid Cap Value, Transamerica Loomis Sayles Bond, Transamerica Marsico International Growth, Transamerica Neuberger Berman International, Transamerica Oppenheimer Developing Markets, Transamerica Oppenheimer Small- & Mid-Cap Value, Transamerica Schroders International Small Cap, Transamerica Third Avenue Value, Transamerica Thornburg International Value, Transamerica UBS Dynamic Alpha, Transamerica UBS Large Cap Value, Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid Cap Growth, Transamerica Van Kampen Small Company Growth, and Transamerica WMC Emerging Markets:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in Transamerica AllianceBernstein International Value, Transamerica Bjurman, Barry Micro Emerging Growth, Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value, Transamerica BlackRock Natural Resources, Transamerica BNY Mellon Market Neutral Strategy, Transamerica Evergreen International Small Cap, Transamerica Federated Market Opportunity, Transamerica JPMorgan International Bond, Transamerica JPMorgan Mid Cap Value, Transamerica Loomis Sayles Bond, Transamerica Marsico International Growth, Transamerica Neuberger Berman International, Transamerica Oppenheimer Developing Markets, Transamerica Oppenheimer Small- & Mid-Cap Value, Transamerica Schroders International Small Cap, Transamerica Third Avenue Value, Transamerica Thornburg International Value, Transamerica UBS Dynamic Alpha, Transamerica UBS Large Cap Value, Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid Cap Growth, Transamerica Van Kampen Small Company Growth, and Transamerica WMC Emerging Markets (individually a “Fund”, collectively the “Funds”) at October 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

December 29, 2008

TRANSAMERICA THORNBURG INTERNATIONAL VALUE

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(unaudited)

At a meeting of the Board of Trustees Transamerica Funds held on May 15, 2008, in approving a mandate to establish Transamerica Thornburg International Value of as a new series of Transamerica Funds, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Thornburg International Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement of the Fund between TAM and Thornburg Investment Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.

Following their review and consideration at this meeting, the Trustees determined that the proposed Investment Advisory Agreement and the proposed Sub-Advisory Agreement will enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders.  The Board, including the independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and Sub-Advisory Agreement. In reaching their decision, the Board requested and obtained from TAM and the investment Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including, when applicable, information about fees and performance of comparable funds managed by the Sub-Adviser. In considering the proposed approval of the Investment Advisory Agreement and Sub-Advisory Agreement, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Fund counsel and independent legal counsel and their own business judgment, to be relevant.  They based their decisions on a variety of factors, including the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser. They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds they manage and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective manager for the Fund). The Board Members determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Fund was not yet in existence and therefore had no historical performance for the Board to review at this time.  However, the Board examined the performance of funds or other accounts managed by the Sub-Adviser of the Fund with investment objectives and strategies comparable to those of the Fund. The Board Members noted that those and other funds managed by the Sub-Adviser have generally performed well and have generated investor interest. On the basis of the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board Members concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objective, policies and strategies and competitive with other similarly situated investment companies, and also determined that TAM’s and the Sub-Adviser’s performance record for other funds (or accounts) indicate that their management of the Fund is likely to benefit the Fund and its shareholders.

The cost of advisory services provided and the level of profitability.  The Fund is not yet in existence and therefore no revenue, cost or profitability data is available for the Board to review.  However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency, fund accounting and other services to the Fund and other funds within the fund complex.  Based on such information and the proposed management and sub-advisory fees for the Fund, the Board Members determined that while the proposed management fees of the Fund started out above the median relative to peers, they were expected to be at median as a result of breakpoints with the addition of assets after the initial funds, and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  The Board also took note of the costs involved in establishing a new fund and acknowledged that the Fund is being added as an investment option for the Asset Allocation funds only and that these funds’ assets will flow into the Fund.  In making these observations and determinations, the Board reviewed, among other things, comparative information provided by Lipper, Inc. and Strategic Insight Simfund.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory Agreement and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board concluded that the proposed fees, and breakpoints (when applicable), should appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

Benefits (such as soft dollars) to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund, including “soft dollar” benefits (if any) in connection with brokerage transactions are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser had represented that it would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. It was also noted that the Sub-Adviser would be asked to participate in a brokerage commissions recapture program, which would limit the amount of soft dollar benefits which a sub-adviser may realize.

Other considerations. The Board considered the investment objective of the Fund and its investment strategy and determined that the Fund would enhance the investment options for the Asset Allocation funds. The Board noted that other asset allocation series of Transamerica Funds have generated considerable investor interest. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board Members favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board Members also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving fees for the benefit of shareholders.  In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities. The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

TRANSAMERICA WMC EMERGING MARKETS

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds held on May 15, 2008; in approving a mandate to establish Transamerica WMC Emerging Markets as a new series of Transamerica Funds, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica WMC Emerging Markets (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Wellington Management Company, LLP (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.

Following their review and consideration at this meeting, the Trustees determined that the proposed Investment Advisory Agreement and the proposed Sub-Advisory Agreement will enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and Sub-Advisory Agreement. In reaching their decision, the Board requested and obtained from TAM and the investment Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including, when applicable, information about fees and performance of comparable funds managed by the Sub-Adviser. In considering the proposed approval of the Investment Advisory Agreement and Sub-Advisory Agreement, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Fund counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on a variety of factors, including the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser. They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds they manage and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective manager for the Fund).  The Board Members determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Fund was not yet in existence and therefore had no historical performance for the Board to review at this time.  However, the Board examined the performance of funds or other accounts managed by the Sub-Adviser of the Fund with investment objectives and strategies comparable to those of the Fund. The Board Members noted that those and other funds managed by the Sub-Adviser have generally performed well and have generated investor interest. On the basis of the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board Members concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objective, policies and strategies and competitive with other similarly situated investment companies, and also determined that TAM’s and the Sub-Adviser’s performance record for other funds (or accounts) indicate that their management of the Fund is likely to benefit the Fund and its shareholders.

The cost of advisory services provided and the level of profitability. The Fund is not yet in existence and therefore no revenue, cost or profitability data is available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency, fund accounting and other services to the Fund and other funds within the fund complex. Based on such information and the proposed management and sub-advisory fees for the Fund, the Board Members determined that while the proposed management fees of the Fund started out above the median relative to peers, they were expected to be at median as a result of breakpoints with the addition of assets after the initial funds, and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. The Board also took note of the costs involved in establishing a new fund and acknowledged that the Fund is being added as an investment option for the Asset Allocation funds only and that these funds’ assets will flow into the Fund. In making these observations and determinations, the Board reviewed, among other things, comparative information provided by Lipper, Inc. and Strategic Insight Simfund.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory Agreement and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board concluded that the proposed fees, and breakpoints (when applicable), should appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

Benefits (such as soft dollars) to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund, including “soft dollar” benefits (if any) in connection with brokerage transactions are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser had represented that it would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. It was also noted that the Sub-Adviser would be asked to participate in a brokerage commissions recapture program, which would limit the amount of soft dollar benefits which a sub-adviser may realize.

Other considerations. The Board considered the investment objective of the Fund and its investment strategy and determined that the Fund would enhance the investment options for the Asset Allocation funds. The Board noted that other asset allocation series of Transamerica Funds have generated considerable investor interest.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Board Members favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board Members also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving fees for the benefit of shareholders. In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities. The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2008, the Funds designated the following as qualified dividend income:

Fund	Qualified Dividend Income

Transamerica AllianceBernstein International Value	$12,349
Transamerica BlackRock Global Allocation	6,390
Transamerica BlackRock Large Cap Value	4,474
Transamerica BlackRock Natural Resources	355
Transamerica Evergreen International Small Cap	5,634
Transamerica Federated Market Opportunity	391
Transamerica JPMorgan Mid Cap Value	2,266
Transamerica Loomis Sayles Bond	931
Transamerica Marsico International Growth	6,193
Transamerica Neuberger Berman International	8,236
Transamerica Oppenheimer Developing Markets	6,812
Transamerica Oppenheimer Small- & Mid-Cap Value	481
Transamerica UBS Dynamic Alpha	2,297
Transamerica UBS Large Cap Value	11,135
Transamerica Van Kampen Mid-Cap Growth	218
Transamerica Van Kampen Small Company Growth	1,165

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Fund	Dividend Received Deduction Percentage

Transamerica BlackRock Global Allocation	14.82%
Transamerica BlackRock Large Cap Value	100.00
Transamerica BlackRock Natural Resources	17.74
Transamerica Federated Market Opportunity	9.73
Transamerica JPMorgan Mid Cap Value	100.00
Transamerica Loomis Sayles Bond	3.19
Transamerica Oppenheimer Small- & Mid-Cap Value	5.49
Transamerica UBS Dynamic Alpha	73.75
Transamerica UBS Large Cap Value	100.00
Transamerica Van Kampen Mid-Cap Growth	6.46
Transamerica Van Kampen Small Company Growth	34.74

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2008 were as follows:

Fund	Long-Term Capital Designation

Transamerica AllianceBernstein International Value	$25,977
Transamerica BlackRock Global Allocation	17,158
Transamerica BlackRock Large Cap Value	34,018
Transamerica BlackRock Natural Resources	3
Transamerica Evergreen International Small Cap	48,654
Transamerica JPMorgan Mid Cap Value	13,316
Transamerica Marsico International Growth	45,615
Transamerica Neuberger Berman International	41,934
Transamerica Oppenheimer Developing Markets	41,296
Transamerica Oppenheimer Small- & Mid-Cap Value	4,505
Transamerica UBS Large Cap Value	9,206
Transamerica Van Kampen Emerging Markets Debt	6,945
Transamerica Van Kampen Mid-Cap Growth	4,460
Transamerica Van Kampen Small Company Growth	15,799

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

TRANSAMERICA FUNDS

Management of the Funds

The Board Members and executive officers of the Trust are listed below. The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of the Trust by its officers. The Board also reviews the management of each Fund’s assets by the investment adviser and its respective sub-adviser.  The Funds are among the funds advised and sponsored by TAM (collectively, the “Transamerica Asset Management Group”). The Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”).

The mailing address of each Board Member is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The Board Members, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	2006 - present

Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), TII; Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST; Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS; President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2000 – present), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM; President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2001 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 –present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and TIM (2001 – 2005).

				176	N/A

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (DOB: 6/13/52)	Board Member	2008 - present	Retired, KPMG (1999 – present); and Board Member, TII (2003 – present), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (March 2008 – present).	176	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (DOB: 3/27/56)	Board Member	2002 - present

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); TII (February 2008 – present); Owner and President, Prestige Automotive Group (2001 – 2005); President, L. J. Hill & Company (1999 – present); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				176	N/A

Neal M. Jewell (DOB: 2/12/35)	Lead Independent Board Member	2007 - present	Retired (2004 – present); Lead Independent Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Lead Independent Board Member, Transamerica Funds, TST and TIS (2007 – present); Lead Independent Board Member, TII (February 2008 – present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 – 2004).	176	N/A

Russell A. Kimball, Jr. (DOB: 8/17/44)	Board Member	2002 - present	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds and TIS (2002 – present); TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (February 2008 – present).	176	N/A

Eugene M. Mannella (DOB: 2/1/54)	Board Member	2007 - present	Chief Executive Officer, Hedge Fund Services LLC (hedge fund administration) January 2008 – present); Self-employed consultant (2006 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1994 – present); Board Member, Transamerica Funds, TIS and TST (2007 – present); Board Member, TII (February 2008 – present); and President, International Fund Services (alternative asset administration) (1993 – 2005).	176	N/A

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

Norm R. Nielsen (DOB: 5/11/39)	Board Member	2006 - present	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (February 2008 – present); Director, Iowa City Area Development (1996 – 2004); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1987 – 1988); and President, Kirkwood Community College (1979 – 2005).	176	Buena Vista University Board of Trustees (2004 - present)

Joyce Galpern Norden (DOB: 6/1/39)	Board Member	2007 - present	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (February 2008 – present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	176	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (DOB: 7/1/50)	Board Member	2007 - present	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 – present); Board Member, Transamerica Funds and TST (2007 – present); Board Member, TIS (2007 – present); Board Member, TII (2008 – present); and Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present).	176	N/A

John W. Waechter (DOB: 2/25/52)	Board Member	2005 - present	Attorney, Englander & Fischer, P.A. (March 2008 – present); Retired (2004 – March 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (February 2008 – present); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	176	N/A

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.
***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	2006 - present	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	2006 - present

Vice President, General Counsel and Secretary, TII, Transamerica Funds, TST and TIS (2006 – present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 – present); Assistant Vice President, TCI (2007 – present); and Director, Deutsche Asset Management (1998 – 2006).

Joseph P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	2007 - present

Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST, TIS and TII (2007 – present); Vice President (2007 – present), Treasurer and Principal Financial Officer (2001 – present), TPP, TPFG, TPFG II and TAAVF; Senior Vice President, TAM and TFS (2007 – present); Senior Vice President (January 2008 – present), Vice President (2001 – January 2008); Diversified Investment Advisors, Inc. (“DIA”); Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 – present); Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 – present); and Treasurer, Diversified Actuarial Services, Inc. (December 2002 – present).

Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	2005 - present

Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII; Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM; Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Rick B. Resnik (DOB: 1/24/67)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	2008 - present

Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (1998 – present); Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (January 2008 – present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (June 2008 – present); Senior Vice President and Chief Compliance Officer, TAM (January 2008 – present); Senior Vice President, TFS (January 2008 – present); Director (2000 – present), Vice President and Chief Compliance Officer (1997 – present), DISC; and Assistant Vice President, TFLIC (1999 – present).

Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	2005 - present

Assistant Treasurer (2007 – present), Assistant Vice President (2005 – 2007), Transamerica Funds, TST, TIS and TII; Assistant Treasurer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director of Financial Reporting (2007 – present); Assistant Vice President (2005 – 2007), TAM and TFS; and Assistant Vice President, JPMorgan Chase & Co. (1999 – 2005).

Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	2007 - present	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Vice President, DIA (1998 – present).

Richard E. Shield, Jr. (DOB: 1/3/74)	Tax Officer	2008 - present

Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (June 2008 – present); Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006); Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

*                 Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.  No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Fund’s Board Members can be found in the Statement of Additional Information available, without charge, upon request, by calling toll-free 1-888-233-4339 or on the Fund’s website at www.transamericafunds.com.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission website http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolios holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your funds. Transamerica Funds will only send one piece per mailing address, a method that saves your funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)                                    Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31
(in thousands)		2007	2008

(a)	Audit Fees	785	816
(b)	Audit-related Fees	25	66
(c)	Tax Fees	451	484
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy* (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

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* (e) (1)

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Neal M. Jewell, Russell A. Kimball, Jr., Eugene M. Mannella, Norm R. Nielsen, Joyce Galpern Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.   Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

The Registrant’s Nominating Committee’s provisions with respect to nominations of Trustees to its Board are as follows:

A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.                                       Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.                                       The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

•                                          The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

(1) Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

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•                                          Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•                                          Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•                                          The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•                                          The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•                                          A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.                                       In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

•                                          Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting.

The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•                                          The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

4.                                       Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

•                                          the shareholder’s contact information;

•                                          the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

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•                                          all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934;

and

•                                          a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

5.                                       The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Item 11: Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)  Not applicable.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: January 8, 2009

By:	/s/ Joseph P. Carusone
Joseph P. Carusone
Principal Financial Officer
Date: January 8, 2009

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EXHIBIT INDEX

Exhibit No.

Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

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